--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT(R)



                                        ----------------------------------------

                                        Prospectus

                                        Class Z Shares

                                        November 1, 2005

                                        ----------------------------------------




STOCK FUNDS
Columbia Convertible Securities Fund
(formerly, Nations Convertible Securities Fund)
Columbia Asset Allocation Fund II
(formerly, Nations Asset Allocation Fund)
Columbia Large Cap Value Fund
(formerly, Nations Value Fund)
Columbia Mid Cap Value Fund
(formerly, Nations MidCap Value Fund)
Columbia Large Cap Core Fund
(formerly, Nations Strategic Growth Fund)
Columbia Marsico Growth Fund
(formerly, Nations Marsico Growth Fund)
Columbia Marsico Focused Equities Fund
(formerly, Nations Marsico Focused Equities Fund)
Columbia Marsico Mid Cap Growth Fund
(formerly, Nations Marsico MidCap Growth Fund)
Columbia Marsico 21st Century Fund
(formerly, Nations Marsico 21st Century Fund)
Columbia Small Cap Value Fund II
(formerly, Nations SmallCap Value Fund)
Columbia Small Cap Growth Fund II
(formerly, Nations Small Company Fund)

INTERNATIONAL/GLOBAL STOCK FUNDS
Columbia Global Value Fund
(formerly, Nations Global Value Fund)
Columbia International Value Fund
(formerly, Nations International Value Fund)
Columbia Multi-Advisor International Equity Fund
(formerly, Nations International Equity Fund)
Columbia Marsico International
Opportunities Fund
(formerly, Nations Marsico International Opportunities Fund)

INDEX FUNDS
Columbia Large Cap Index Fund
(formerly, Nations LargeCap Index Fund)
Columbia Mid Cap Index Fund
(formerly, Nations MidCap Index Fund)
Columbia Small Cap Index Fund
(formerly, Nations SmallCap Index Fund)
Columbia Large Cap Enhanced Core Fund
(formerly, Nations LargeCap Enhanced Core Fund)

GOVERNMENT & CORPORATE BOND FUNDS
Columbia Short Term Bond Fund
(formerly, Nations Short-Term Income Fund)
Columbia Intermediate Core Bond Fund
(formerly, Nations Intermediate Bond Fund)
Columbia Total Return Bond Fund
(formerly, Nations Bond Fund)
Columbia High Income Fund
(formerly, Nations High Yield Bond Fund)

MUNICIPAL BOND FUNDS
Columbia Short Term Municipal Bond Fund
(formerly, Nations Short-Term Municipal Income Fund)
Columbia Municipal Income Fund
(formerly, Nations Municipal Income Fund)


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


-------------------------------------
NOT FDIC-INSURED      May Lose Value
                    No Bank Guarantee
-------------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 208.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Funds Stock, International/Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions. SUBJECT TO CERTAIN LIMITED EXCEPTIONS, COLUMBIA GLOBAL VALUE FUND AND COLUMBIA INTERNATIONAL VALUE FUND ARE NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS. PLEASE SEE EACH FUND'S DESCRIPTION FOR MORE INFORMATION.

ABOUT THE FUNDS

Each type of Fund has a different investment focus:

  - Stock Funds invest primarily in equity securities of U.S. companies. Within the Stock Funds category is Columbia Asset Allocation Fund II. This Fund invests in a mix of equity and fixed income securities, as well as money market instruments.

  - International Stock Funds invest primarily in equity securities of companies outside the U.S.

  - The Global Stock Fund invests primarily in equity securities of U.S. and non-U.S. companies.

  - Index Funds focus on long-term growth. Except for Columbia Large Cap Enhanced Core Fund, they all seek to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in the equity securities that are included in the index. While maintaining the characteristics of the index, Columbia Large Cap Enhanced Core Fund varies the number, type and weighting of its holdings from those of the index to try to provide higher returns.

  - Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

  - Municipal Bond Funds focus on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities.

The Funds also have different risk/return characteristics because they invest in different kinds of securities and have varying investment strategies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

Fixed income securities and municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities and municipal securities.

In every case, there's a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock, International/Global Stock and Index Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

The Government & Corporate Bond and Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

  - you're looking for income

  - you have longer-term investment goals

The Municipal Bond Funds may be suitable if you also want to reduce taxes on your investment income.

The Government & Corporate Bond and Municipal Bond Funds may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 6.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds

(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. THE ADVISER AND COLUMBIA FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR CERTAIN FUNDS.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE SUB-ADVISERS STARTING ON PAGE
 143.

--------------------------------------------------------------------------------


COLUMBIA CONVERTIBLE SECURITIES FUND                            6
-----------------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND II                              11
-----------------------------------------------------------------
COLUMBIA LARGE CAP VALUE FUND                                  17
-----------------------------------------------------------------
COLUMBIA MID CAP VALUE FUND                                    22
-----------------------------------------------------------------
COLUMBIA LARGE CAP CORE FUND                                   26
-----------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND                                   31
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
COLUMBIA MARSICO FOCUSED EQUITIES FUND                         36
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
COLUMBIA MARSICO MID CAP GROWTH FUND                           42
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
COLUMBIA MARSICO 21ST CENTURY FUND                             48
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND II                               54
-----------------------------------------------------------------
COLUMBIA SMALL CAP GROWTH FUND II                              58
-----------------------------------------------------------------
COLUMBIA GLOBAL VALUE FUND                                     63
Sub-adviser: Brandes Investment Partners, L.P.
-----------------------------------------------------------------
COLUMBIA INTERNATIONAL VALUE FUND                              69
Sub-adviser: Brandes Investment Partners, L.P.
-----------------------------------------------------------------
COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND               75
Sub-advisers: Marsico Capital Management, LLC and Causeway
Capital Management LLC
-----------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND              80
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
COLUMBIA LARGE CAP INDEX FUND                                  86
-----------------------------------------------------------------
COLUMBIA MID CAP INDEX FUND                                    91
-----------------------------------------------------------------
COLUMBIA SMALL CAP INDEX FUND                                  96
-----------------------------------------------------------------
COLUMBIA LARGE CAP ENHANCED CORE FUND                         101
-----------------------------------------------------------------
COLUMBIA SHORT TERM BOND FUND                                 107
-----------------------------------------------------------------
COLUMBIA INTERMEDIATE CORE BOND FUND                          112

-----------------------------------------------------------------
COLUMBIA TOTAL RETURN BOND FUND                               118
-----------------------------------------------------------------
COLUMBIA HIGH INCOME FUND                                     124
Sub-adviser: MacKay Shields LLC
-----------------------------------------------------------------
COLUMBIA SHORT TERM MUNICIPAL BOND FUND                       129
-----------------------------------------------------------------
COLUMBIA MUNICIPAL INCOME FUND                                134
-----------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                   140
-----------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                     143

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                        154
     How orders are processed                                  158
  Redemption fees                                              159
  Distributions and taxes                                      163
  Legal matters                                                167
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           168
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION           194
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                  208
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S INCOME STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 143.

WHAT ARE CONVERTIBLE SECURITIES?

CONVERTIBLE SECURITIES, WHICH INCLUDE CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCKS, CAN BE EXCHANGED FOR COMMON STOCK AT A SPECIFIED RATE. THE COMMON STOCK IT CONVERTS TO IS CALLED THE "UNDERLYING" COMMON STOCK.

CONVERTIBLE SECURITIES TYPICALLY:

  - HAVE HIGHER INCOME POTENTIAL THAN THE UNDERLYING COMMON STOCK

  - ARE AFFECTED LESS BY CHANGES IN THE STOCK MARKET THAN THE UNDERLYING COMMON STOCK

  - HAVE THE POTENTIAL TO INCREASE IN VALUE IF THE VALUE OF THE UNDERLYING COMMON STOCK INCREASES

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in convertible securities. The Fund may also invest in common stocks. Most convertible securities are issued by U.S. issuers. The Fund may invest up to 15%
                   of its assets in Eurodollar convertible securities.

The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

The Fund may invest directly in equity securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn. The Fund may sell common stocks short (short-selling) against positions in which the Fund has directly invested in convertible securities with no more than 10% of its assets.

When identifying individual investments, the team evaluates a number of factors, including:

  - the issuer's financial strength and revenue outlook

  - earnings trends, including changes in earnings estimates

  - the security's conversion feature and other characteristics

The team tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)
                   With limited exceptions, the Fund will not longer accept new investors at the time that the Fund's total assets under management reach $2 billion.
                   Following the closing date, any investors that maintain an investment in the
                   Fund will continue to be able to purchase additional shares of the Fund;
                   however, in the event that an order to purchase shares is received after the closing date from a potential investor that does not already hold shares of the
                   Fund, the order will be refused and any money that the Fund has received will be returned to the investor or their investment professional, as appropriate.
                   Retirement plans and certain investment funds managed by the Adviser, including the Columbia LifeGoal Portfolios and Future Scholar program that currently offer or employ the Fund as an investment option, will continue to be able to purchase or offer shares of the Fund after the closing date.

       Columbia Convertible Securities Fund has the following principal risks:
      - INVESTMENT STRATEGY RISK -- The team chooses convertible securities that it believes have the potential for long-term growth in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INTEREST RATE RISK -- Certain of the convertible securities in which the Fund invests are fixed income securities. The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

      - SHORT SELLING RISK -- In order to short sell a common stock, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Therefore, the Fund bears the risk that the price of the security at the time of replacement has not moved in the direction that was originally predicted. There also is a risk that the Fund may experience difficulty purchasing the security necessary for replacement if the security does not have a liquid market at the time that the replacement must occur or that an event may occur to the security underlying the short position that makes the short position worthless or lose value.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----
               15.21%   -7.66%   -9.40%   26.15%   11.11%



               *Year-to-date return as of June 30, 2005: -2.39%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



         BEST: 1ST QUARTER 2000:           13.55%
         WORST: 3RD QUARTER 2002:         -10.52%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Merrill Lynch All Convertibles All Qualities Index, a widely used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES             11.11%    6.20%     8.84%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  9.93%    3.60%     5.87%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          7.50%    3.77%     5.85%



         MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES
           INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                             9.61%    1.85%     6.22%

      *THE INCEPTION DATE OF CLASS Z SHARES IS MAY 21, 1999. THE RETURN FOR THE
       INDEX SHOWN IS FROM THAT MAY 31, 1999.

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THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL
FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION - PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.77%



         Other expenses                                                 0.07%
                                                                        -----



         Total annual Fund operating expenses                           0.84%
                                                                        =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.60% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.65% for assets up to $500 million; 0.60% for assets in excess of $500 million and up to $1 billion; 0.55% for assets in excess of $1 billion and up to $1.5 billion; and 0.50% for assets in excess of $1.5 billion.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $86      $268      $466      $1,037

COLUMBIA ASSET ALLOCATION FUND II

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE EQUITY PORTION OF THE FUND. LEONARD APLET AND RICHARD CUTTS OF THE ADVISER MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS STARTING ON PAGE 143.

WHAT IS AN ASSET ALLOCATION FUND?

THIS ASSET ALLOCATION FUND INVESTS IN A MIX OF EQUITY AND FIXED INCOME SECURITIES, AND CASH EQUIVALENTS.

EACH OF THESE "ASSET CLASSES" HAS DIFFERENT RISK/RETURN CHARACTERISTICS. THE PORTFOLIO MANAGERS CHANGE THE MIX BASED ON THEIR ASSESSMENT OF THE EXPECTED RISKS AND RETURNS OF EACH CLASS.

ASSET ALLOCATION FUNDS LIKE THIS ONE CAN PROVIDE A DIVERSIFIED ASSET MIX FOR YOU IN A SINGLE INVESTMENT.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

The portfolio managers use asset allocation and active security selection as its principal investment approach. The portfolio managers allocate assets among the three asset classes based on its assessment of the expected risks and returns of each class.

The equity securities the Fund invests in are primarily common stocks of medium and large-sized companies whose market capitalizations typically are at least $1 billion and that are believed to have potential for long-term growth.

In selecting investments for the equity portion of the Fund, the team uses quantitative analysis to evaluate the attractiveness of each potential investment generally selected from the universe of companies included in the Russell 1000 Index. The team may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The fixed income securities the Fund invests in are primarily investment grade bonds and notes. The Fund may invest up to 10% of its total assets in high yield debt securities which are often referred to as "junk bonds". The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

In the fixed income portion of its portfolio, the Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options, and other derivative instruments to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in an underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The portfolio managers may sell a security when the Fund's asset allocation changes, if there is a deterioration in the issuer's financial situation, when the portfolio managers believe other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the portfolio managers:

  - may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The portfolio managers will only use this strategy when it is believed to be in the best interest of the Fund to do so and may sell other shares when appropriate

While the Fund may try to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Asset Allocation Fund II has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio managers use an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INTEREST RATE RISK -- The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio managers are not required to utilize derivatives to reduce risks.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INVESTMENT IN ANOTHER COLUMBIA FUND -- The Fund may pursue its fixed income securities strategy by investing in Columbia Total Return Bond Fund. The Adviser and its affiliates are entitled to receive fees from Columbia Total Return Bond Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Columbia Asset Allocation Fund II for services provided directly. Accordingly, shareholders may pay additional fees, unless such fees are waived, because of the Fund's investment in another Fund. The Adviser and its affiliates may waive fees which they are entitled to receive from Columbia Total Return Bond Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

EFFECTIVE JANUARY 1, 2002, THE ADVISER'S GROWTH STRATEGIES TEAM REPLACED CHICAGO EQUITY PARTNERS, LLC (CHICAGO EQUITY) AS THE TEAM RESPONSIBLE FOR THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE EQUITY PORTION OF THE FUND. THE ADVISER HAS A DIFFERENT EQUITY INVESTMENT STYLE THAN CHICAGO EQUITY.

EFFECTIVE DECEMBER 31, 2002, THE FUND'S PRINCIPAL INVESTMENT STRATEGIES WERE MODIFIED AND THE ADVISER'S QUANTITATIVE STRATEGIES TEAM TOOK OVER THE DAY-TO-DAY PORTFOLIO MANAGEMENT OF THE EQUITY PORTION OF THE FUND.

EFFECTIVE NOVEMBER 17, 2004, LEONARD APLET AND RICHARD CUTTS REPLACED THE ADVISER'S FIXED INCOME MANAGEMENT TEAM AS THE PORTFOLIO MANAGERS RESPONSIBLE FOR THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE FUND.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----
               -0.50%   -6.33%   -14.91%  19.74%    8.55%



               *Year-to-date return as of June 30, 2005: 1.14%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

         BEST: 2ND QUARTER 2003:          10.24%
         WORST: 2ND QUARTER 2002:         -8.62%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 1000 Index and the Lehman Brothers U.S. Aggregate Index. The Russell 1000 Index is an unmanaged index composed of the 1,000 largest stocks in the Russell 3000 Index. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES             8.55%     0.61%    1.99%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 8.24%    -0.28%    0.97%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         5.88%     0.07%    1.19%



         RUSSELL 1000 INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                 11.40%    -1.76%    0.36%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                     4.34%     7.71%    6.80%




      *THE INCEPTION DATE OF CLASS Z SHARES IS MAY 21, 1999. THE RETURNS FOR THE
       INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.72%



         Other expenses                                                 0.28%
                                                                        -----



                                                                        1.00%
         Total annual Fund operating expenses

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.60% and an administration fee of 0.12%.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                       $102     $318      $552      $1,225

COLUMBIA LARGE CAP VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 143.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT REDUCED PRICES, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the Russell 1000 Value Index (currently between $859 million and $367.5 billion) at the time of purchase. It generally invests in companies in a broad range of industries with market capitalizations of at least
                   $1 billion and daily trading volumes of at least $3 million. The Fund may also invest up to 20% of its assets in foreign securities. The Fund may also invest in real estate investment trusts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three-pronged approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Large Cap Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.
      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.
      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               36.09%   21.12%   26.66%   17.34%    1.25%    3.94%   -7.09%   -19.20%  31.62%   13.62%



               *Year-to-date return as of June 30, 2005: 2.03%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



         BEST: 4TH QUARTER 1998:           19.69%
         WORST: 3RD QUARTER 2002:         -20.49%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                              1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES  13.62%    3.14%     11.21%    10.50%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                   13.37%    1.43%      8.65%     8.26%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                              9.15%    2.02%      8.76%     8.25%



         RUSSELL 1000 VALUE INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                          16.49%    5.27%     13.83%    11.80%




      *THE INCEPTION DATE OF CLASS Z SHARES IS SEPTEMBER 19, 1989. THE RETURN
       FOR THE INDEX SHOWN IS FROM SEPTEMBER 30, 1989.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                               Class Z
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.72%



         Other expenses                                                  0.05%
                                                                        ------



         Total annual Fund operating expenses                            0.77%



         Fee waivers                                                    (0.01)%
                                                                        ------



         Total net expenses(3)                                           0.76%
                                                                        ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.55% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1 billion; 0.50% for assets in excess of $1 billion and up to $1.5 billion; 0.45% for assets in excess of $1.5 billion and up to $3 billion; 0.43% for assets in excess of $3 billion and up to $6 billion; and 0.41% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2006. The figure shown here is after waivers. There is no guarantee that this waiver will continue after July 31, 2006. The administrator shall waive a specified portion (0.04% of net assets) of the administration fees payable to it under the Administration Agreement on assets up to $500 million. Fees will not be waived on assets in excess of $500 million. Commencing upon the consummation of the reorganization of Columbia Growth and Income Fund into Columbia Large Cap Value Fund, in addition to such waiver, the administrator shall waive administration fees payable to it under the Administration Agreement and/or the investment adviser shall waive advisory fees payable to it under the Investment Advisory Agreement to the extent necessary to ensure that the combined total of such administration and advisory fees does not exceed the following fee schedule: 0.77% for assets up to $500 million; 0.72% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.60% for assets in excess of $3 billion and up to $6 billion; 0.58% for assets in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $78      $243      $422       $949

COLUMBIA MID CAP VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 143.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital with income as a secondary consideration.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell Midcap Value Index (currently between
                   $1.4 billion and $13.4 billion) and that are believed to have the potential for long-term growth. The Fund may also invest up to 20% of its assets in foreign securities. The Fund may also invest in real estate investment trusts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
GRAPHIC]           Columbia Mid Cap Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.
      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.
      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.


--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2002     2003     2004
                ----     ----     ----
               -13.09%  36.89%   20.89%



               *Year-to-date return as of June 30, 2005: 5.75%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 2003:           17.18%
         WORST: 3RD QUARTER 2002:         -17.89%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell Midcap Value Index, an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                     20.89%   14.54%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     18.78%   13.68%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                               14.93%   12.24%



         RUSSELL MIDCAP VALUE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                              23.71%   16.60%

      *THE INCEPTION DATE OF CLASS Z SHARES IS NOVEMBER 1, 2001. THE RETURN FOR
       THE INDEX SHOWN IS FROM NOVEMBER 20, 2001.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.82%



         Other expenses                                                 0.09%
                                                                        -----



         Total annual Fund operating expenses(3)                        0.91%
                                                                        =====




      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.65% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.65% for assets up to $500 million; 0.60% for assets in excess of $500 million and up to $1 billion; 0.55% for assets in excess of $1 billion and up to $1.5 billion; and 0.50% for assets in excess of $1.5 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.25% for Class Z shares until July 31, 2006. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $93      $290      $504      $1,120




COLUMBIA LARGE CAP CORE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S ADVISER. THE ADVISER'S CORE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 143.

MINIMIZING TAXES

THE MASTER PORTFOLIO'S PROACTIVE TAX MANAGEMENT STRATEGY MAY HELP REDUCE CAPITAL GAINS DISTRIBUTIONS. THE TAX MANAGEMENT STRATEGY SEEKS TO LIMIT PORTFOLIO TURNOVER, OFFSET CAPITAL GAINS WITH CAPITAL LOSSES AND SELL SECURITIES THAT HAVE THE LOWEST TAX BURDEN ON SHAREHOLDERS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Large Cap Core Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of companies that it selects from among major industry sectors. Effective September 23, 2005, under normal circumstances, the Master Portfolio will invest at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the S&P 500 Index (currently between $535.3 million and $367.5 billion) at the time of purchase. The securities the Master Portfolio normally holds include common stocks, preferred stocks and convertible securities like warrants and rights. It may hold up to 20% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  - the growth prospects of the company's industry

  - the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the S&P 500 Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, if there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the manager considers the security's price to be overvalued, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the team:

  - will focus on long-term investments to try to limit the number of buy and sell transactions

  - may try to sell securities that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

  - may use options, instead of selling securities

While the Master Portfolio may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Large Cap Core Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----
               28.08%   -12.52%  -12.26%  -27.43%  27.27%    8.34%



               *Year-to-date return as of June 30, 2005: 0.41%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

         BEST: 4TH QUARTER 1999:           20.52%
         WORST: 3RD QUARTER 2001:         -15.93%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES              8.34%   -5.14%     3.86%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  8.17%   -5.24%     3.72%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          5.64%   -4.33%     3.29%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      10.88%   -2.30%     4.62%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 2, 1998. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.71%



         Other expenses                                                 0.05%
                                                                        -----



         Total annual Fund operating expenses                           0.76%
                                                                        =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.54% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1 billion; 0.50% for assets in excess of $1 billion and up to $1.5 billion; 0.45% for assets in excess of $1.5 billion and up to $3 billion; 0.43% for assets in excess of $3 billion and up to $6 billion; and 0.41% in excess of $6 billion.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $78      $243      $422       $942

COLUMBIA MARSICO GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGES 148-149.

WHY INVEST IN A GROWTH FUND?

GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio invests primarily in equity securities of large capitalization companies with a market capitalization of $4 billion or more that are selected for their growth potential. It generally holds a core position of between 35 and 50 common stocks. It may hold up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes; e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico Growth Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO MAY 10, 2002, THE FUND HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----
               38.22%   52.48%   -15.23%  -19.60%  -15.08%  29.05%   15.63%



               *Year-to-date return as of June 30, 2005: -1.67%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

         BEST: 4TH QUARTER 1999:           35.30%
         WORST: 3RD QUARTER 2001:         -17.27%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES             15.63%   -2.89%     8.93%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 15.63%   -2.95%     8.87%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         10.16%   -2.46%     7.81%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      10.88%   -2.30%     4.77%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 31, 1997. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.91%



         Other expenses                                                 0.10%
                                                                        -----



         Total annual Fund operating expenses                           1.01%
                                                                        =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.69% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75%% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $103     $322      $558      $1,236

COLUMBIA MARSICO FOCUSED EQUITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGES 148-149.

WHAT IS A FOCUSED FUND?

A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico Focused Equities Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies with a market capitalization of $4 billion or more. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes; e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico Focused Equities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----
               49.64%   53.43%   -17.09%  -18.89%  -15.50%  31.62%   10.97%



               *Year-to-date return as of June 30, 2005: -1.34%

BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

         BEST: 4TH QUARTER 1999:           33.16%
         WORST: 1ST QUARTER 2001:         -17.76%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES            10.97%   -3.66%     9.65%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                10.97%   -3.67%     9.55%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         7.13%   -3.08%     8.43%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                     10.88%   -2.30%     4.77%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 31, 1997. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                            0.88%



         Other expenses                                                0.10%
                                                                       -----



         Total annual Fund operating expenses                          0.98%
                                                                       =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.66% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $100     $312      $542      $1,201

COLUMBIA MARSICO MID CAP GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE ADVISER IS THIS FUND'S ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST ON PAGES 148-149.

WHAT IS A MIDCAP GROWTH FUND?

A MIDCAP GROWTH FUND INVESTS IN MEDIUM-SIZED COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING. THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.

THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in
                   U.S. companies whose market capitalizations are within the range of companies within the Russell Midcap Growth Index at the time of initial purchase
                   (currently between $37.9 billion and $466 million, but subject to change due to market fluctuations) and that are believed to have the potential for long-term growth. The Fund usually holds a core position of between 35 and 50 equity securities. The Fund may hold up to 15% of its assets in foreign securities.

The Fund may also invest in non-equity securities (which aren't part of its principal investment strategies), but it won't hold more than 10% of its assets in any one type of these non-equity securities. These securities are described in the SAI.

In selecting investments for the Fund, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of project growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

--------------------------------------------------------------------------------



 WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Fund's core investments generally are comprised of well-known, established growth companies. However, the Fund also may typically include more aggressive growth companies, and companies undergoing significant changes; e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Fund may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Fund to incur higher transaction costs (which may adversely affect the Fund's performance) and may increase taxable distributions for shareholders.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER
 RISKS OF INVESTING IN THIS FUND
 IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico Mid Cap Growth Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - MID-CAPITALIZATION COMPANY RISK -- Medium capitalization companies may be more vulnerable to adverse business of economic events than larger, more established companies because they may have more limited financial resources and markets than larger companies. The stocks of mid-capitalization companies may trade less frequently and in more limited volume than those of larger companies. Additionally, mid-capitalization stocks may be more volatile than those of larger companies.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 15% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO FEBRUARY 24, 2003, THE FUND HAD A DIFFERENT PORTFOLIO MANAGEMENT TEAM AND PRIOR TO AUGUST 1, 2003, THE FUND HAD A DIFFERENT INVESTMENT OBJECTIVE AND DIFFERENT PRINCIPAL INVESTMENT STRATEGIES.

PRIOR TO NOVEMBER 1, 2004, THE FUND WAS NOT MANAGED BY THE CURRENT INVESTMENT SUB-ADVISER AND HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               30.00%   18.63%   20.66%    3.47%   43.89%   14.76%   -19.92%  -36.38%  29.44%   14.41%



               *Year-to-date return as of June 30, 2005: -4.78%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

         BEST: 4TH QUARTER 1999:           32.77%
         WORST: 3RD QUARTER 2001:         -30.71%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell Midcap Growth Index, an unmanaged index which measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                               1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES   14.41%   -2.84%      9.14%     8.89%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                    14.41%   -3.69%      7.20%     7.12%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               9.37%   -2.56%      7.17%     7.03%



         RUSSELL MIDCAP GROWTH INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                  15.48%   -3.36%     11.23%    10.15%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 4, 1992. THE RETURN FOR
       THE INDEX SHOWN IS FROM NOVEMBER 30, 1992.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.88%



         Other expenses                                                 0.10%
                                                                       ------



         Total annual Fund operating expenses                           0.98%
                                                                       ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.65% and an administration fee of 0.23%.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR    3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                         $100      $312      $542      $1,201

COLUMBIA MARSICO 21ST CENTURY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST ON PAGES 148-149.

WHAT IS A MULTI-CAP FUND?

A MULTI-CAP FUND INVESTS IN COMPANIES ACROSS THE CAPITALIZATION
SPECTRUM -- SMALL, MEDIUM-SIZED AND LARGE COMPANIES. AS A MULTI-CAP FUND, THIS FUND MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico 21st Century Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size and will generally hold a core position of between 35 and 50 common stocks. The Master Portfolio may invest without limit in foreign securities.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes; e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
GRAPHIC]           Columbia Marsico 21st Century Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO FEBRUARY 1, 2003, THE FUND HAD A DIFFERENT PORTFOLIO MANAGER.
--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
GRAPHIC]           The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
               -18.48%  -9.47%   48.81%   22.26%



               *Year-to-date return as of June 30, 2005: -4.88%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           22.28%
         WORST: 3RD QUARTER 2001:         -18.91%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies ranked by market capitalization. Prior to August 1, 2004, the Fund compared its performance to the S&P 500 Index. The Fund changed the index to which it compares its performance because the Russell 3000 Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                     22.26%    2.96%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     22.26%    2.96%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                               14.47%    2.54%



         RUSSELL 3000 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                    11.95%   -2.04%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                    10.88%   -2.98%

      *THE INCEPTION DATE OF CLASS Z SHARES IS APRIL 10, 2000. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.97%



         Other expenses                                                 0.17%
                                                                         -----



         Total annual Fund operating expenses                           1.14%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.75% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $116     $362      $628      $1,386

COLUMBIA SMALL CAP VALUE FUND II

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 143.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital by investing in companies believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Small Cap Value Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 2000 Value Index (currently between $142 million and $1.8 billion) and that are believed to have the potential for long-term growth. The Master Portfolio may also invest in real estate investment trusts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow, price to earnings, price to sales and price to book. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Small Cap Value Fund II has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
              42.04%   24.16%



              *Year-to-date return as of June 30, 2005: 2.56%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           19.15%
         WORST: 1ST QUARTER 2003:          -6.19%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003



      The table shows the Fund's Class Z shares' average annual returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 2000 Value Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                     24.16%   15.13%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     21.17%   13.92%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                               16.52%   12.39%



         RUSSELL 2000 VALUE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                              22.25%   13.24%

      *THE INCEPTION DATE OF CLASS Z SHARES IS MAY 1, 2002. THE RETURN FOR THE
       INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.87%



         Other expenses                                                 0.20%
                                                                        -----



         Total annual Fund operating expenses(4)                        1.07%
                                                                        =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.70% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; and 0.60% for assets in excess of $1 billion and up to $3 billion.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.30% for Class Z shares until July 31, 2006. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
         CLASS Z SHARES                    $109      $340       $590       $1,306

COLUMBIA SMALL CAP GROWTH FUND II

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE ADVISER'S SMALLCAP GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 143.

WHY INVEST IN A SMALL COMPANY FUND?

A SMALL COMPANY FUND INVESTS IN SMALLER COMPANIES WITH PROMISING PRODUCTS OR THAT ARE OPERATING IN A DYNAMIC FIELD. THESE COMPANIES CAN HAVE STRONGER POTENTIAL FOR RAPID EARNINGS GROWTH THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK THAN LARGER, MORE ESTABLISHED COMPANIES.

THE TEAM LOOKS FOR COMPANIES WHOSE EARNINGS ARE GROWING QUICKLY, AND WHOSE SHARE PRICES ARE REASONABLY VALUED.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Small Cap Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in companies with a market capitalization of $2 billion or less.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  - company meetings/conferences

  - independent industry analysis

  - systematic analysis

  - Wall Street (brokerage) research

The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  - gaining an in-depth understanding of the company's business

  - evaluating the company's growth potential, risks and competitive strengths

  - discussing its growth strategy with company management

  - validating the growth strategy with external research

The team will only invest in a company when its stock price is believed to be attractive relative to its forecasted growth.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's and Fund's investment objectives, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Master Portfolio may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Small Cap Growth Fund II has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.



        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               20.59%   19.84%    1.53%   54.88%   -1.60%   -12.00%  -27.76%  37.40%   10.22%



               *Year-to-date return as of June 30, 2005: -1.17%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           43.13%
         WORST: 3RD QUARTER 1998:         -25.76%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 2000 Growth Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The index is unmanaged, weighted by market capitalization, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES            10.22%   -1.08%     8.69%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                10.22%   -1.56%     7.91%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         6.65%   -1.03%     7.32%



         RUSSELL 2000 GROWTH INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)      14.31%   -3.57%     4.89%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 12, 1995. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                               Class Z
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases              N/A



         Maximum deferred sales charge (load)                          N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                              0.86%



         Other expenses                                                  0.07%
                                                                         ------



         Total annual Fund operating expenses(4)                         0.93%
                                                                         ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the examples below include the Fund's portion of the fees and expenses deducted from the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.69% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; and 0.60% for assets in excess of $1 billion.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.15% for Class Z shares until July 31, 2006. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                           $95     $296      $515      $1,143

COLUMBIA GLOBAL VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BRANDES INVESTMENT PARTNERS, L.P. (BRANDES) IS THIS FUND'S SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BRANDES ON PAGE 149.

WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?

BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR
INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging markets countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies that have a market capitalization of more than $1 billion at the time of investment and that are believed to be undervalued. The
                   Fund typically invests in at least three countries, including the United States, at any one time.

The Fund primarily invests in equity securities and may, with respect to its foreign investments, invest in the foregoing and/or depositary receipts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's earnings, book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

LIMITS ON INVESTMENTS

TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

  - THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.

  - IT MAY NOT INVEST MORE THAN THE GREATER OF:

    - 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR

    - 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI WORLD INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).

  - IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.

--------------------------------------------------------------------------------



(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, COLUMBIA GLOBAL VALUE
                   FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE
                   INVESTORS. SHARES OF COLUMBIA GLOBAL VALUE FUND CURRENTLY MAY ONLY BE PURCHASED
                   THROUGH REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, BY CERTAIN QUALIFIED
                   RETIREMENT PLANS ON BEHALF OF PLAN PARTICIPANTS AND BY INVESTORS WHO PURCHASE
                   SHARES THROUGH ACCOUNTS ESTABLISHED WITH CERTAIN INVESTMENT ADVISERS OR
                   FINANCIAL PLANNERS, INCLUDING CERTAIN WRAP FEE ACCOUNTS.
                   Columbia Global Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund invests in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2002     2003     2004
                ----     ----     ----
               -20.24%  48.14%   17.00%



               *Year-to-date return as of June 30, 2005: -2.58%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           29.13%
         WORST: 3RD QUARTER 2002:         -24.07%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI World Index, an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                               1 YEAR     FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                    17.00%     9.83%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS    14.77%     8.85%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                              12.13%     7.98%



         MSCI WORLD INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                   14.72%     3.70%

      *THE INCEPTION DATE OF CLASS Z SHARES IS APRIL 16, 2001. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge                                    N/A



         Redemption fee (as a percentage of total redemption
           proceeds)(1)                                                 2.00%






         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)



         Management fees(3)                                             1.07%



         Other expenses                                                 0.17%
                                                                        -----



         Total annual Fund operating expenses(4)                        1.24%
                                                                        =====

      (1)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)The Fund pays an investment advisory fee of 0.90% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.90% for assets up to $500 million; 0.85% for assets in excess of $500 million and up to $1 billion; 0.80% for assets in excess of $1 billion and up to $1.5 billion; 0.75% for assets in excess of $1.5 billion and up to $3 billion; 0.73% for assets in excess of $3 billion and up to $6 billion; and 0.71% in excess of $6 billion.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.40% for Class Z shares until July 31, 2006. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $126     $393      $681      $1,500

COLUMBIA INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND BRANDES IS ITS SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT BRANDES ON PAGE 149.

WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?

BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR
INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia International Value Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Master Portfolio typically invests in at least three countries other than the United States at any one time.

The Master Portfolio primarily invests in equity securities, either directly or indirectly through closed-end investment companies and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Master Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------

LIMITS ON INVESTMENTS

TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

  - THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.

  - IT MAY NOT INVEST MORE THAN THE GREATER OF:

     - 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR
     - 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI EAFE INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).
  - IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
GRAPHIC]           SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, COLUMBIA INTERNATIONAL
                   VALUE FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE
                   INVESTORS. SHARES OF COLUMBIA INTERNATIONAL VALUE FUND CURRENTLY MAY ONLY BE
                   PURCHASED THROUGH REINVESTMENT OF DISTRIBUTIONS, BY CERTAIN QUALIFIED RETIREMENT
                   PLANS ON BEHALF OF PLAN PARTICIPANTS, BY INVESTORS WHO PURCHASE SHARES THROUGH
                   ACCOUNTS ESTABLISHED WITH CERTAIN INVESTMENT ADVISERS OR FINANCIAL PLANNERS,
                   INCLUDING CERTAIN WRAP FEE ACCOUNTS, AND BY INVESTORS WHO PURCHASE SHARES
                   THROUGH AN ACCOUNT ESTABLISHED WITH A SELLING AGENT THAT HAS AVAILABLE
                   PURCHASING CAPACITY BASED ON POLICIES ESTABLISHED BY THE FUND.

      Columbia International Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC]         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               15.35%   21.04%   11.60%   52.65%    3.20%   -11.77%  -17.60%  50.78%   24.47%



               *Year-to-date return as of June 30, 2005: -3.56%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           26.78%
         WORST: 3RD QUARTER 2002:         -21.58%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                        1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES            24.47%    7.08%    14.29%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                23.26%    5.96%    12.89%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        16.70%    5.50%    11.93%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                     20.25%   -1.13%     5.01%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 27, 1995. THE RETURN FOR
       THE INDEX SHOWN IS FROM DECEMBER 31, 1995.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         Redemption fee (as a percentage of total redemption
           proceeds)(1)                                                 2.00%



         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)(3)



         Management fees(4)                                             0.95%



         Other expenses                                                 0.06%
                                                                        -----



         Total annual Fund operating expenses                           1.01%
                                                                        =====

      (1)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (4)The Fund pays an investment advisory fee of 0.73% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.85% for assets up to $500 million; 0.80% for assets in excess of $500 million and up to $1 billion; 0.75% for assets in excess of $1 billion and up to $1.5 billion; 0.70% for assets in excess of $1.5 billion and up to $3 billion; 0.68% for assets in excess of $3 billion and up to $6 billion; and 0.66% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $103     $322      $558      $1,236

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISERS

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE MASTER PORTFOLIO IS A "MULTI-MANAGER" FUND, WHICH MEANS THAT IT'S MANAGED BY MORE THAN ONE SUB-ADVISER. MARSICO CAPITAL AND CAUSEWAY CAPITAL MANAGEMENT LLC (CAUSEWAY) EACH MANAGES APPROXIMATELY ONE-HALF OF THE ASSETS OF THE MASTER PORTFOLIO. JAMES G. GENDELMAN OF MARSICO CAPITAL AND CAUSEWAY'S PORTFOLIO MANAGEMENT TEAM MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THEIR PORTIONS OF THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL ON PAGE 148, AND MR. GENDELMAN AND CAUSEWAY ON PAGES 149-150.

WHY INVEST IN AN INTERNATIONAL STOCK FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Multi-Advisor International
                   Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the
                   same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio is a "multi-manager" fund. It has two different investment managers. Each is responsible for managing approximately one-half of the Master Portfolio's assets. The managers each have different, but complementary, investment styles:

  - Marsico Capital combines "top-down" allocation among sectors and regions around the world with a "bottom-up" analysis that focuses on investing in securities with earnings growth potential that may not be realized by other investors.

  - Causeway uses a "bottom-up" analysis and a disciplined value approach. Causeway seeks to invest in companies that it believes are currently undervalued by the market. Causeway makes investment decisions based on the following factors: low price-to-earnings ratios relative to the sector, high yields or share repurchases, low price-to-book value ratios and low price-to-cash flow ratios relative to the market; and financial strength.

The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

A manager may sell a security when its price reaches a target set by the manager, when the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Multi-Advisor International Equity Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

EFFECTIVE JANUARY 15, 2002, MARSICO CAPITAL REPLACED GARTMORE GLOBAL PARTNERS (GARTMORE) AS CO-INVESTMENT SUB-ADVISER FOR A PORTION OF THE MASTER PORTFOLIO'S ASSETS. MARSICO CAPITAL HAS A DIFFERENT INVESTMENT STYLE THAN GARTMORE.

EFFECTIVE MAY 11, 2004, CAUSEWAY REPLACED PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) AND INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC. (INVESCO) AS CO-INVESTMENT SUB-ADVISER FOR A PORTION OF THE MASTER PORTFOLIO'S ASSETS. CAUSEWAY HAS A DIFFERENT INVESTMENT STYLE THAN PUTNAM AND INVESCO.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                8.45%    8.47%    1.27%   16.46%   39.49%   -15.13%  -20.66%  -14.53%  34.34%   17.98%



               *Year-to-date return as of June 30, 2005: -1.91%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           28.59%
         WORST: 3RD QUARTER 2002:         -19.49%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                1 YEAR    5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES    17.98%    -1.82%     5.85%      6.19%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        17.87%    -2.40%     4.60%      5.12%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                               11.68%    -1.82%     4.45%      4.88%



         MSCI EAFE INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                               20.25%    -1.13%     5.62%      6.50%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 2, 1991. THE RETURN FOR
       THE INDEX SHOWN IS FROM NOVEMBER 30, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         Redemption fee (as a percentage of total redemption
           proceeds)(1)                                                2.00%






         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)(3)



         Management fees(4)                                            0.83%



         Other expenses                                                0.14%
                                                                       ------



         Total annual Fund operating expenses                          0.97%
                                                                       ======

      (1)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (4)The Fund pays an investment advisory fee of 0.66% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR    3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $99      $309      $536      $1,190

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL ON PAGE 148 AND MR. GENDELMAN ON PAGE
 149.

WHAT IS AN INTERNATIONAL FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico International
                   Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has
                   the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes; e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico International Opportunities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - FUTURES RISK -- The Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Master Portfolio's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
               -14.51%  -7.49%   40.59%   17.01%



               *Year-to-date return as of June 30, 2005: -3.42%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           20.20%
         WORST: 3RD QUARTER 2001:         -18.18%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                      17.01%    4.58%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS      16.27%    4.38%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                    11.11%    3.82%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                     20.25%    0.62%

      *THE INCEPTION DATE OF CLASS Z SHARES IS AUGUST 1, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         Redemption fee (as a percentage of total redemption
           proceeds)(1)                                                 2.00%



         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)(3)



         Management fees(4)                                             1.02%



         Other expenses                                                 0.10%
                                                                        -----



         Total annual Fund operating expenses(5)                        1.12%
                                                                        =====

      (1)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (4)The Fund pays an investment advisory fee of 0.80% and an administration fee of 0.22%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.50% for Class Z shares until July 31, 2006. There is no guarantee that this limitation will continue after July 31, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $114     $356      $617      $1,363

COLUMBIA LARGE CAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 143.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P 500 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P 500 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500 Index. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500 Index, subject to certain restrictions.

The Fund tries to achieve a correlation of at least 0.95 with the S&P 500 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 Index is affected by transaction costs and other expenses, changes in the composition of the S&P 500 Index, changes in the number of shares issued by the companies represented in the S&P 500 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Large Cap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P 500 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500 Index. The value of the Fund will rise and fall with the performance of the S&P 500 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               37.02%   22.63%   32.70%   28.39%   20.66%   -9.37%   -12.20%  -22.39%  28.28%   10.73%



               *Year-to-date return as of June 30, 2005: -0.86%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           21.13%
         WORST: 3RD QUARTER 2002:         -17.37%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                               1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES   10.73%   -2.58%     11.72%    10.73%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                    10.06%   -2.99%     10.85%     9.80%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               6.98%   -2.41%      9.96%     9.01%



         S&P 500 INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                              10.88%   -2.30%     12.07%    11.11%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 15, 1993. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases              N/A



         Maximum deferred sales charge (load)                          N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.20%



         Other expenses                                                 0.05%
                                                                        -----



         Total annual Fund operating expenses                           0.25%



         Fee waivers and/or reimbursements                             (0.11)%
                                                                        -----



         Total net expenses(3)                                          0.14%
                                                                        =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $14       $69      $130       $307

COLUMBIA MID CAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 143.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P MidCap 400 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P MidCap Index 400. The S&P MidCap
                   Index 400 is an unmanaged index of 400 domestic stocks chosen for their market size, liquidity and industry representation. The index is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P MidCap 400 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400 Index.

The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 Index may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400 Index, changes in the number of shares issued by the companies represented in the S&P MidCap 400 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the portfolio manager believes the stock is not liquid enough, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Mid Cap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400 Index. The value of the Fund will rise and fall with the performance of the S&P MidCap 400 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
               -0.92%   -15.01%  35.17%   16.38%



               *Year-to-date return as of June 30, 2005: 3.89%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2001:           17.96%
         WORST: 3RD QUARTER 2001:         -16.69%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P MidCap 400 Index, an unmanaged index of 400 common stocks, weighted by market value. The S&P MidCap 400 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                      16.38%    6.97%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS      15.52%    5.75%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                    11.15%    5.41%



         S&P MIDCAP 400 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                     16.48%    7.33%

      *THE INCEPTION DATE OF CLASS Z SHARES IS MARCH 31, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases              N/A



         Maximum deferred sales charge (load)                          N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.20%



         Other expenses                                                 0.05%
                                                                        -----



         Total annual Fund operating expenses                           0.25%



         Fee waivers and/or reimbursements                             (0.11)%
                                                                        ------



         Total net expenses(3)                                          0.14%
                                                                        ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $14       $69      $130       $307

COLUMBIA SMALL CAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 143.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P SmallCap 600 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P SmallCap 600 Index. The S&P SmallCap
                   600 Index is an unmanaged market capitalization index consisting of 600 common stocks with market capitalizations ranging from $500 million to $3 billion that capture the economic and industry characteristics of small company stock performance. It is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P SmallCap 600 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600 Index.

The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 Index is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600 Index, changes in the number of shares issued by the companies represented in the S&P SmallCap 600 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Small Cap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600 Index. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO MAY 12, 2000, THE FUND HAD A DIFFERENT INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               27.97%   -1.65%    5.47%    9.47%    6.06%   -15.18%  38.35%   22.33%



               *Year-to-date return as of June 30, 2005: 1.69%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2001:           20.60%
         WORST: 3RD QUARTER 1998:         -20.83%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                        1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES            22.33%   10.76%    10.57%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                21.13%   10.28%    10.02%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        15.27%    9.16%     9.05%



         S&P SMALLCAP 600 INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)      22.65%   11.60%    11.86%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 15, 1996. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.20%



         Other expenses                                                 0.06%
                                                                        -----



         Total annual Fund operating expenses                           0.26%



         Fee waivers and/or reimbursements                             (0.05)%
                                                                        ------



         Total net expenses(3)                                          0.21%
                                                                        =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $22       $79      $141       $326

COLUMBIA LARGE CAP ENHANCED CORE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 143.

WHAT IS AN ENHANCED CORE FUND?

AN ENHANCED CORE FUND IS DESIGNED TO DELIVER THE INDUSTRY AND RISK CHARACTERISTICS OF ITS BENCHMARK WITH THE BENEFITS OF RELATIVELY LOW COSTS AND ACTIVE INVESTMENT MANAGEMENT.

WITH AN ENHANCED CORE FUND, THE TEAM MAY TAKE ADVANTAGE OF INDIVIDUAL ASSET SELECTION FROM A VARIETY OF INSTRUMENTS THAT ARE EXPECTED TO GENERATE RETURNS IN EXCESS OF THE S&P 500 INDEX.

THERE IS NO ASSURANCE THAT ACTIVE MANAGEMENT WILL RESULT IN A HIGHER RETURN THAN THE INDEX.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the S&P 500 Index.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio consisting of common stocks that are included in the S&P 500 Index, convertible securities that are convertible into stocks included in that index, and other derivatives whose economic returns are, by design, closely equivalent to the returns of the S&P 500 Index or its components. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The portfolio manager tries to maintain a portfolio that matches the risk characteristics of the S&P 500 Index. The portfolio manager will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 Index and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index, and may hold securities that are not in the index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Fund, the portfolio manager uses quantitative analysis to evaluate the attractiveness of each potential investment. The portfolio manager may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the S&P 500 Index and/or reducing portfolio volatility relative to the S&P 500 Index.

In addition, the portfolio manager believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.

The portfolio manager tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

The portfolio manager may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.

The portfolio manager may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the portfolio manager:

  - may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The portfolio manager will only use this strategy when it is believed to be in the best interest of the Fund to do so and may sell other shares when appropriate

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC]         Columbia Large Cap Enhanced Core Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio manager chooses stocks that it believes have the potential for higher total returns than the S&P 500. There is a risk that the returns of these investments will not exceed those of the S&P 500, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC]         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Primary A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               33.46%   26.64%   17.70%   -10.86%  -9.33%   -21.59%  29.66%   10.54%



               *Year-to-date return as of June 30, 2005: 0.41%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           20.98%
         WORST: 3RD QUARTER 2002:         -17.65%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES             10.54%   -1.90%     9.30%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  8.18%   -3.63%     7.85%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          7.27%   -2.26%     7.55%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      10.88%   -2.30%     9.57%

      *THE INCEPTION DATE OF CLASS Z SHARES IS JULY 31, 1996. THE RETURN FOR THE
       INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases              N/A



         Maximum deferred sales charge (load)                          N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.52%



         Other expenses                                                 0.13%
                                                                        -----



         Total annual Fund operating expenses                           0.65%



         Fee waivers and/or reimbursements                             (0.15)%
                                                                        ------



         Total net expenses(3)                                          0.50%
                                                                        =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.35% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.35% for assets up to $500 million; 0.30% for assets in excess of $500 million and up to $1 billion; 0.25% for assets in excess of $1 billion and up to $1.5 billion; 0.20% for assets in excess of $1.5 billion and up to $3 billion; 0.18% for assets in excess of $3 billion and up to $6 billion; and 0.16% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      - you reinvest all dividends and distributions in the Fund

      - your investment has a 5% return each year

      - the Fund's operating expenses remain the same as shown in the table above

      - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $193      $347       $796

COLUMBIA SHORT TERM BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. LEONARD APLET AND RICHARD CUTTS OF THE ADVISER ARE THE PORTFOLIO MANAGERS THAT MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS ON PAGE 143.

WHAT ARE CORPORATE FIXED-INCOME SECURITIES?

THIS FUND FOCUSES ON FIXED INCOME SECURITIES ISSUED BY CORPORATIONS. CORPORATE FIXED INCOME SECURITIES HAVE THE POTENTIAL TO PAY HIGHER INCOME THAN U.S. TREASURY SECURITIES WITH SIMILAR MATURITIES.

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income consistent with minimal fluctuations of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in income-producing securities. Effective September 23, 2005, under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The
                   Fund normally invests at least 65% of its total assets in investment grade fixed income securities. A portfolio manager may choose unrated securities if the portfolio manager believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  - corporate debt securities, including bonds, notes and debentures

  - mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities

  - U.S. government obligations

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be three years or less, and its duration will be three years or less.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; asset-backed securities and corporate securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Short Term Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC]         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              11.27%    4.89%    6.03%    6.30%    3.22%    7.17%    8.62%    5.31%    2.12%    1.39%



              *Year-to-date return as of June 30, 2005: 1.08%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:           3.49%
         WORST: 2ND QUARTER 2004:         -1.15%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury bonds with maturities of one to three years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     1.39%     4.88%     5.59%      5.09%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         0.52%     3.29%     3.58%      3.06%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.91%     3.19%     3.52%      3.07%



         MERRILL LYNCH 1-3 TREASURY INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    0.91%     4.93%     5.71%      5.15%

      *THE INCEPTION DATE OF CLASS Z SHARES IS SEPTEMBER 30, 1992. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.44%



         Other expenses                                                 0.06%
                                                                        -----



         Total annual Fund operating expenses                           0.50%



         Fee waivers                                                   (0.02)%
                                                                        ------



         Total net expenses(3)                                          0.48%
                                                                        =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.30% and an administration fee of 0.14%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2006. The figure shown here is after waivers. There is no guarantee that this waiver will continue after July 31, 2006.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $49      $158      $278       $626

COLUMBIA INTERMEDIATE CORE BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. BRIAN DRAINVILLE OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 143.

INTERMEDIATE-TERM SECURITIES

THE PORTFOLIO MANAGER FOCUSES ON FIXED INCOME SECURITIES WITH INTERMEDIATE TERMS. WHILE THESE SECURITIES GENERALLY WON'T EARN AS MUCH INCOME AS SECURITIES WITH LONGER TERMS, THEY TEND TO BE LESS SENSITIVE TO CHANGES IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to obtain interest income and capital appreciation.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Intermediate Core Bond Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in bonds. The Master Portfolio normally invests at least 65% of its assets in intermediate and longer-term fixed income securities that are rated investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations
(CMOs), that are backed by the U.S. government, its agencies or instrumentalities, or corporations.

The Master Portfolio can invest up to 10% of its assets in high yield debt securities.

The Master Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Master Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Master Portfolio may invest in private placements to seek to enhance its yield.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio manager may change the allocations when market conditions change

  - selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Intermediate Core Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses for the Master Portfolio will not rise as high as the portfolio manager expects, or will fall.

      - MORTGAGE-RELATED SECURITIES -- The value of the Master Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. The Master Portfolio may invest in some securities that are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

================================================================================

                              [BAR CHART GRAPHIC]

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               8.18%    8.41%(**)  8.65%  3.29%    2.44%



              *Year-to-date return as of June 30, 2005: 1.40%
              **The return disclosed has been revised from the 8.48% return disclosed in prior years'
              prospectuses.

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2002:           4.36%
         WORST: 2ND QUARTER 2004:         -2.67%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Intermediate Government/Credit Index (formerly called the Lehman Intermediate Government Credit Index), an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES               2.44%     6.16%     5.54%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                   1.12%     4.24%     3.56%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES           1.70%     4.11%     3.53%



         LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT
           INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                          3.04%     7.21%     6.63%

      *THE INCEPTION DATE OF CLASS Z SHARES IS MAY 21, 1999. THE RETURN FOR THE
       INDEX SHOWN IS FROM MAY 31, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.54%



         Other expenses                                                 0.07%
                                                                         -----



         Total annual Fund operating expenses(4)                        0.61%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses included in the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.39% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.81% for Class Z shares until July 31, 2006. There is no guarantee that this waiver or the limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed under the limitation for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $62      $195      $340       $762

COLUMBIA TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. LEONARD APLET, KEVIN CRONK, BRIAN DRAINVILLE, THOMAS LAPOINTE, LAURA OSTRANDER AND MARIE SCHOFIELD OF THE ADVISER ARE THE PORTFOLIO MANAGERS THAT MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS ON PAGE 143.

MORE INVESTMENT OPPORTUNITIES

THIS FUND CAN INVEST IN A WIDE RANGE OF FIXED INCOME SECURITIES. THIS ALLOWS THE PORTFOLIO MANAGER TO FOCUS ON SECURITIES THAT OFFER THE POTENTIAL FOR HIGHER RETURNS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks total return by investing in investment grade fixed income securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund normally invests at least 65% of its assets in investment grade fixed income securities. A portfolio manager may choose unrated securities if the portfolio manager believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  - corporate debt securities, including bonds, notes and debentures

  - U.S. government obligations

  - foreign debt securities denominated in U.S. dollars

  - mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities

  - municipal securities

The Fund may invest up to 10% of its total assets in high yield debt securities. The Fund also may invest up to 10% of its total assets in non-US dollar denominated foreign debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Total Return Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INVESTMENT IN ANOTHER COLUMBIA FUND -- The Fund may invest in Columbia Convertible Securities Fund. The Adviser and its affiliates are entitled to receive fees from Columbia Convertible Securities Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Columbia Total Return Bond Fund for services provided directly. Accordingly, shareholders may pay additional fees, unless such fees are waived, because of the Fund's investment in another Fund. The Adviser and its affiliates may waive fees which they are entitled to receive from Columbia Convertible Securities Fund, or also Columbia Total Return Bond Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                  [BAR CHART]

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              17.28%    2.12%    8.48%    7.16%   -1.24%   10.10%    7.87%    7.47%    4.90%    4.77%



              *Year-to-date return as of June 30, 2005: 2.20%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:           5.95%
         WORST: 1ST QUARTER 1996:         -2.46%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period of the Lehman Brothers U.S. Aggregate Index, an unmanaged index made up of other Lehman Brothers indices. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     4.77%     7.00%     6.79%      6.27%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         3.00%     4.83%     4.41%      3.82%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.13%     4.66%     4.34%      3.82%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    4.34%     7.71%     7.72%      7.00%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 30, 1992. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.49%



         Other expenses                                                 0.05%
                                                                         -----



         Total annual Fund operating expenses(3)                        0.54%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.34% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.60% for Class Z shares until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $55      $173      $302       $677

COLUMBIA HIGH INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MACKAY SHIELDS LLC (MACKAY SHIELDS) IS ITS SUB-ADVISER. MACKAY SHIELDS' HIGH YIELD PORTFOLIO MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MACKAY SHIELDS AND ITS HIGH YIELD PORTFOLIO MANAGEMENT TEAM ON PAGE 151.

HIGH YIELD DEBT SECURITIES

THIS FUND INVESTS PRIMARILY IN HIGH YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia High Income Master Portfolio (the
                   Master Portfolio). The Master Portfolio has the same investment objective as the
                   Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "BB" or "B" by Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed to a specific duration. Its duration will generally track the CSFB High Yield Index.

The Master Portfolio invests primarily in:

  - Domestic corporate high yield debt securities, including private placements

  - U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  - Zero-coupon bonds

  - U.S. government obligations

  - Equity securities (up to 20% of its assets), which may include convertible securities

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

When selecting investments for the portfolio, the team:

  - focuses on individual security selection ("bottom-up" analysis)

  - uses fundamental credit analysis

  - emphasizes current income while attempting to minimize risk to principal

  - seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  - tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers

The team may sell a security when its market price rises above a target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia High Income Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - CREDIT RISK -- The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - LIQUIDITY RISK -- There is a risk that a security held by the Master Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      - FOREIGN INVESTMENT RISK -- Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS THE DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                  [BAR CHART]

               2001     2002     2003     2004
               ----     ----     ----     ----
               8.75%    2.16%   31.41%   12.00%



              *Year-to-date return as of June 30, 2005: -0.86%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:          10.46%
         WORST: 3RD QUARTER 2002:         -5.80%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the CSFB High Yield Index, an unmanaged index that mirrors the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                     12.00%   10.30%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS      7.89%    6.24%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                8.30%    6.26%



         CSFB HIGH YIELD INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                              11.95%    8.40%

      *THE INCEPTION DATE OF CLASS Z SHARES IS FEBRUARY 14, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM JANUARY 31, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.76%



         Other expenses                                                 0.07%
                                                                         -----



         Total annual Fund operating expenses(4)                        0.83%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.53% and an administration fee of 0.23%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.55% for assets up to $500 million; 0.52% for assets in excess of $500 million and up to $1 billion; 0.49% for assets in excess of $1 billion and up to $1.5 billion; and 0.46% for assets in excess of $1.5 billion.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.93% for Class Z shares until July 31, 2006. There is no guarantee that this limitation will continue after July 31, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.
--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $85      $265      $460      $1,025

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. JOHN TRENTACOSTE OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 143.

LOWEST RISK, LOWEST INCOME POTENTIAL

THIS FUND HAS THE LOWEST RISK OF THE COLUMBIA FUNDS MUNICIPAL BOND FUNDS.

THE FUND'S VALUE TENDS TO CHANGE LESS WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN LESS INCOME THAN THE TWO COLUMBIA FUNDS MUNICIPAL BOND FUNDS WITH LONGER DURATIONS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be less than three years.

When selecting individual investments, the portfolio manager looks at a security's potential to generate both income and price appreciation. The portfolio manager:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Short Term Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                  [BAR CHART]

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               8.26%    4.18%    4.73%    4.74%    2.43%    5.74%    5.27%    4.81%    2.37%    1.30%



              *Year-to-date return as of June 30, 2005: 0.59%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           2.90%
         WORST: 2ND QUARTER 2004:         -0.99%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers 3-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years and an equal blend of the Lehman Brothers 1-Year Municipal Bond Index, with maturities greater than one year and less than two years, and the Lehman Brothers 3-Year Municipal Bond Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     1.30%     3.88%     4.37%      4.02%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         1.30%     3.88%     4.37%      4.02%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                1.64%     3.78%     4.29%      3.98%



         LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              1.78%     4.78%     4.97%      4.58%



         BLENDED LEHMAN BROTHERS 1-YEAR
           MUNICIPAL BOND AND LEHMAN BROTHERS
           3-YEAR MUNICIPAL BOND INDICES
           (REFLECT NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    1.43%     4.17%     4.53%        N/A

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 7, 1993. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM SEPTEMBER 30, 1993.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.42%



         Other expenses                                                 0.06%
                                                                         -----



         Total annual Fund operating expenses                           0.48%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                         -----



         Total net expenses(3)                                          0.40%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.27% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.30% for assets up to $500 million; and 0.25% for assets in excess of $500 million.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $41      $146      $261       $596

COLUMBIA MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 143.

HIGHEST RISK, HIGHEST INCOME POTENTIAL

THIS FUND HAS THE RELATIVELY HIGHEST RISK OF THE COLUMBIA FUNDS MUNICIPAL BOND FUNDS.

THE FUND'S VALUE TENDS TO CHANGE MORE WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN MORE INCOME THAN THE TWO COLUMBIA FUNDS MUNICIPAL BOND FUNDS WITH SHORTER DURATIONS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years.

When selecting individual investments, the portfolio manager looks at a security's potential to generate both income and price appreciation. The portfolio manager:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Municipal Income Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.




      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                   [BAR CHART]

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               19.51%    4.71%    9.56%    6.00%   -4.09%   10.03%    3.90%    6.91%    5.07%    3.62%



               *Year-to-date return as of June 30, 2005: 2.75%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           8.01%
         WORST: 2ND QUARTER 2004:         -2.01%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with at least one year to maturity. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     3.62%     5.88%     6.37%      6.30%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         3.62%     5.88%     6.35%      6.22%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.96%     5.77%     6.25%      6.17%



         LEHMAN BROTHERS MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    4.48%     7.20%     7.06%      6.92%

      *THE INCEPTION DATE OF CLASS Z SHARES IS FEBRUARY 1, 1991. THE RETURN FOR
       THE INDEX SHOWN IS FROM JANUARY 31, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.54%



         Other expenses                                                 0.08%
                                                                         -----



         Total annual Fund operating expenses                           0.62%



         Fee waivers and/or reimbursements                             (0.02)%
                                                                         -----



         Total net expenses(3)                                          0.60%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.14%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.41% for assets up to $500 million; 0.36% for assets in excess of $500 million and up to $1 billion; 0.33% for assets in excess of $1 billion and up to $1.5 billion; 0.30% for assets in excess of $1.5 billion and up to $3 billion; 0.29% for assets in excess of $3 billion and up to $6 billion; and 0.28% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $61      $197      $344       $772

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
6. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities in available in the Funds' SAI and on the Columbia Funds' website. A complete list of each Stock, International/Global Stock and Index Fund's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months. In addition, a complete list of each Government & Corporate and Municipal Bond Fund's portfolio holdings for each calendar quarter will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 60 calendar days following each quarter-end and will remain posted on the website until the Fund files it next Form N-CSR or Form N-Q. Lastly, a complete list of Columbia Asset Allocation Fund II's portfolio holdings for each calendar quarter will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each quarter-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for the Funds in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, LLC AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Columbia Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which asset management team or portfolio managers are responsible for making the day-to-day investment decisions for each Fund for which the Adviser has not engaged an investment sub-adviser. In addition, the table tells you the individual members that make up the teams. The professional biographies of the portfolio managers and team members follow the table. The SAI provides additional information about the compensation of the portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Portfolios.

FUND                   TEAM/PORTFOLIO MANAGERS         TEAM MEMBERS
COLUMBIA CONVERTIBLE   INCOME STRATEGIES TEAM          RICHARD DAHLBERG,
  SECURITIES FUND                                      EDWARD PAIK, YANFANG
                                                       (EMMA) YAN

COLUMBIA ASSET         VIKRAM KURIYAN (EQUITY          NOT TEAM MANAGED
  ALLOCATION FUND II   PORTION) LEONARD APLET,
                       RICHARD CUTTS (FIXED INCOME,
                       MONEY MARKET PORTIONS)

COLUMBIA LARGE CAP     VALUE STRATEGIES TEAM           LORI ENSINGER, DAVID
  VALUE FUND                                           HOFFMAN, NOAH
                                                       PETRUCCI, DIANE SOBIN

COLUMBIA MID CAP       VALUE STRATEGIES TEAM           LORI ENSINGER, DAVID
  VALUE FUND                                           HOFFMAN, NOAH
                                                       PETRUCCI, DIANE SOBIN

COLUMBIA LARGE CAP     CORE STRATEGIES TEAM            BRIAN CONDON, CRAIG
  CORE FUND(1)                                         LEOPOLD, GEORGE
                                                       MARIS, ROBERT
                                                       MCCONNAUGHEY, COLIN
                                                       MOORE, PETER SANTORO,
                                                       SEAN WILSON

COLUMBIA SMALL CAP     VALUE STRATEGIES TEAM           JARL GINSBERG,
  VALUE FUND II(1)                                     CHRISTIAN STADLINGER

COLUMBIA SMALL CAP     SMALLCAP GROWTH STRATEGIES      DANIEL COLE, CHRIS
  GROWTH FUND II(1)    TEAM                            PINENO

COLUMBIA LARGE CAP     VIKRAM KURIYAN                  NOT TEAM MANAGED
  INDEX FUND

COLUMBIA MID CAP       VIKRAM KURIYAN                  NOT TEAM MANAGED
  INDEX FUND

COLUMBIA SMALL CAP     VIKRAM KURIYAN                  NOT TEAM MANAGED
  INDEX FUND

FUND                   TEAM/PORTFOLIO MANAGERS         TEAM MEMBERS

COLUMBIA LARGE CAP     VIKRAM KURIYAN                  NOT TEAM MANAGED
  ENHANCED CORE FUND

COLUMBIA SHORT TERM    LEONARD APLET, RICHARD CUTTS    NOT TEAM MANAGED
  BOND FUND

COLUMBIA INTERMEDIATE  BRIAN DRAINVILLE                NOT TEAM MANAGED
  CORE BOND FUND(1)

COLUMBIA TOTAL RETURN  LEONARD APLET, KEVIN CRONK,     NOT TEAM MANAGED
  BOND FUND            BRIAN DRAINVILLE, THOMAS
                       LAPOINTE, LAURA OSTRANDER,
                       MARIE SCHOFIELD

COLUMBIA SHORT TERM    JOHN TRENTACOSTE                NOT TEAM MANAGED
  MUNICIPAL BOND FUND

COLUMBIA MUNICIPAL     CHRIS ECKSTROM                  NOT TEAM MANAGED
  INCOME FUND


(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN COLUMBIA LARGE CAP CORE MASTER PORTFOLIO, COLUMBIA SMALL CAP MASTER PORTFOLIO, COLUMBIA SMALL CAP VALUE II MASTER PORTFOLIO AND COLUMBIA INTERMEDIATE CORE BOND MASTER PORTFOLIO, RESPECTIVELY. THE ADVISER IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

                                                    BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND  DURING PAST FIVE YEARS
  LEONARD APLET        COLUMBIA ASSET ALLOCATION    COLUMBIA MANAGEMENT --
                       FUND II SINCE OCTOBER 2004   PORTFOLIO MANAGER SINCE 1987
                       COLUMBIA SHORT TERM BOND
                       FUND SINCE OCTOBER 2004
                       COLUMBIA TOTAL RETURN BOND
                       FUND SINCE OCTOBER 2004



  DANIEL COLE          COLUMBIA SMALL CAP GROWTH    COLUMBIA MANAGEMENT --
                       FUND II SINCE SEPTEMBER      PORTFOLIO MANAGER SINCE 2001
                       2001                         NEUBERGER BERMAN --
                                                    PORTFOLIO MANAGER FROM
                                                    1999-2001



  BRIAN CONDON         COLUMBIA LARGE CAP CORE      COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1999



  KEVIN CRONK          COLUMBIA TOTAL RETURN BOND   COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1999



  RICHARD CUTTS        COLUMBIA ASSET ALLOCATION    COLUMBIA MANAGEMENT --
                       FUND II SINCE FEBRUARY 2005  PORTFOLIO MANAGER SINCE 1994
                       COLUMBIA SHORT TERM BOND
                       FUND SINCE NOVEMBER 2004



  RICHARD DAHLBERG     COLUMBIA CONVERTIBLE         COLUMBIA MANAGEMENT --
                       SECURITIES FUND SINCE 2004   PORTFOLIO MANAGER SINCE 2003
                                                    GRANTHAM, MAYO & VAN
                                                    OTTERLOO -- PORTFOLIO
                                                    MANAGER FROM 2001-2002
                                                    PIONEER INVESTMENT
                                                    MANAGEMENT -- HEAD OF VALUE
                                                    STRATEGIES FROM 1998-2001



  BRIAN DRAINVILLE     COLUMBIA INTERMEDIATE CORE   COLUMBIA MANAGEMENT --
                       BOND FUND SINCE NOVEMBER     PORTFOLIO MANAGER SINCE 1996
                       2004
                       COLUMBIA TOTAL RETURN BOND
                       FUND SINCE MARCH 2005



  CHRIS ECKSTROM       COLUMBIA MUNICIPAL INCOME    COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1998




                                                    BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND  DURING PAST FIVE YEARS
  LORI ENSINGER        COLUMBIA LARGE CAP VALUE     COLUMBIA MANAGEMENT --
                       FUND SINCE 2001              PORTFOLIO MANAGER SINCE 2001
                                                    ZURICH SCUDDER
                       COLUMBIA MID CAP VALUE FUND  INVESTMENTS -- DIRECTED
                       SINCE JUNE 2001              INVESTMENT STRATEGY FOR ALL
                                                    INSTITUTIONAL ASSETS FROM
                                                    1999-2001



  JARL GINSBERG        COLUMBIA SMALL CAP VALUE     COLUMBIA MANAGEMENT --
                       FUND II SINCE 2003           PORTFOLIO MANAGER SINCE 2003
                                                    PILGRIM, BAXTER, &
                                                    ASSOCIATES -- RESEARCH
                                                    ANALYST FROM 2002-2003
                                                    BLACKROCK INC. -- CO-MANAGER
                                                    AND ANALYST FROM 1998-2002



  DAVID HOFFMAN        COLUMBIA LARGE CAP VALUE     COLUMBIA MANAGEMENT --
                       FUND SINCE JUNE 2004         PORTFOLIO MANAGER SINCE 2001
                                                    ZURICH SCUDDER
                       COLUMBIA MID CAP VALUE FUND  INVESTMENTS -- VICE
                       SINCE 2004                   PRESIDENT SINCE 1999-2001



  VIKRAM KURIYAN       COLUMBIA ASSET ALLOCATION    COLUMBIA MANAGEMENT --
                       FUND II SINCE FEBRUARY 2005  PORTFOLIO MANAGER SINCE 2000
                       COLUMBIA LARGE CAP INDEX
                       FUND SINCE JANUARY 2000
                       COLUMBIA MID CAP INDEX FUND
                       SINCE JANUARY 2000
                       COLUMBIA SMALL CAP INDEX
                       FUND SINCE JANUARY 2000
                       COLUMBIA LARGE CAP ENHANCED
                       CORE FUND SINCE FEBRUARY
                       2005



  THOMAS LAPOINTE      COLUMBIA TOTAL RETURN BOND   COLUMBIA MANAGEMENT --
                       FUND SINCE MARCH 2005        PORTFOLIO MANAGER SINCE 1999



  CRAIG LEOPOLD        COLUMBIA LARGE CAP CORE      COLUMBIA MANAGEMENT --
                       FUND SINCE JUNE 2005         PORTFOLIO MANAGER SINCE 2003
                                                    ROCKEFELLER & COMPANY --
                                                    PORTFOLIO MANAGER
                                                    FROM 2000-2003



  GEORGE MARIS         COLUMBIA LARGE CAP CORE      COLUMBIA MANAGEMENT --
                       FUND SINCE JUNE 2005         PORTFOLIO MANAGER SINCE 2004
                                                    PUTMAN INVESTMENTS --
                                                    PORTFOLIO MANAGER
                                                    FROM 2000-2004



  ROBERT MCCONNAUGHEY  COLUMBIA LARGE CAP CORE      COLUMBIA MANAGEMENT --
                       FUND SINCE JUNE 2005         PORTFOLIO MANAGER SINCE 2002
                                                    CITIGROUP ASSET MANAGEMENT --
                                                    ASSOCIATE DIRECTOR OF
                                                    RESEARCH FROM 2000-2002



  COLIN MOORE          COLUMBIA LARGE CAP CORE      COLUMBIA MANAGEMENT --
                       FUND SINCE JULY 2004         PORTFOLIO MANAGER SINCE 2002
                                                    PUTNAM INVESTMENTS --
                                                    PORTFOLIO MANAGER FROM
                                                    2000-2001



  LAURA OSTRANDER      COLUMBIA TOTAL RETURN BOND   COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1996



  EDWARD PAIK          COLUMBIA CONVERTIBLE         COLUMBIA MANAGEMENT --
                       SECURITIES FUND SINCE 2001   PORTFOLIO MANAGER SINCE 2000



  NOAH PETRUCCI        COLUMBIA LARGE CAP VALUE     COLUMBIA MANAGEMENT --
                       FUND SINCE FEBRUARY 2002     PORTFOLIO MANAGER SINCE 2002
                                                    ZURICH SCUDDER
                       COLUMBIA MID CAP VALUE FUND  INVESTMENTS -- ASSOCIATE
                       SINCE FEBRUARY 2002          PRODUCT SPECIALIST/PORTFOLIO
                                                    MANAGER FROM 2000-2001




                                                    BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND  DURING PAST FIVE YEARS
  CHRIS PINENO         COLUMBIA SMALL CAP GROWTH    COLUMBIA MANAGEMENT --
                       FUND II SINCE JANUARY 1997   PORTFOLIO MANAGER SINCE 1998



  PETER SANTORO        COLUMBIA LARGE CAP CORE      COLUMBIA MANAGEMENT --
                       FUND SINCE JUNE 2005         PORTFOLIO MANAGER SINCE 2003
                                                    ROCKEFELLER & COMPANY --
                                                    PORTFOLIO MANAGER
                                                    FROM 2000-2003



  DIANE SOBIN          COLUMBIA LARGE CAP VALUE     COLUMBIA MANAGEMENT --
                       FUND SINCE AUGUST 2001       PORTFOLIO MANAGER SINCE 2001
                                                    ZURICH SCUDDER
                       COLUMBIA MID CAP VALUE FUND  INVESTMENTS -- SENIOR
                       SINCE NOVEMBER 2001          PORTFOLIO MANAGER FROM
                                                    1999-2001



  MARIE SCHOFIELD      COLUMBIA TOTAL RETURN BOND   COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1990



  CHRISTIAN            COLUMBIA SMALL CAP VALUE     COLUMBIA MANAGEMENT --
  STADLINGER           FUND II SINCE 2002           PORTFOLIO MANAGER SINCE 2002
                                                    BLACKROCK INC. -- PORTFOLIO
                                                    MANAGER FROM 1996-2002



  JOHN TRENTACOSTE     COLUMBIA SHORT TERM          COLUMBIA MANAGEMENT --
                       MUNICIPAL BOND FUND SINCE    PORTFOLIO MANAGER SINCE 2000
                       NOVEMBER 2004



  SEAN WILSON          COLUMBIA LARGE CAP CORE      COLUMBIA MANAGEMENT --
                       FUND SINCE JULY 2004         PORTFOLIO MANAGER SINCE 2003
                                                    ROCKEFELLER & COMPANY --
                                                    PORTFOLIO MANAGER FROM
                                                    1995-2003



  YANFANG (EMMA) YAN   COLUMBIA CONVERTIBLE         COLUMBIA MANAGEMENT --
                       SECURITIES FUND SINCE 2001   PORTFOLIO MANAGER SINCE 2001
                                                    PUTNAM INVESTMENTS -- VICE
                                                    PRESIDENT FROM 1999-2001

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser uses part of this money to pay investment sub-advisers for the services they provide to certain Funds.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA CONVERTIBLE SECURITIES FUND                        0.65%        0.63%



  COLUMBIA ASSET ALLOCATION FUND II                           0.60%        0.53%



  COLUMBIA LARGE CAP VALUE FUND                              0.60%(2)      0.61%



  COLUMBIA MID CAP VALUE FUND                                 0.65%        0.65%



  COLUMBIA LARGE CAP CORE FUND(1)                            0.60%(2)      0.62%



  COLUMBIA MARSICO GROWTH FUND(1)                             0.75%        0.72%



  COLUMBIA MARSICO FOCUSED EQUITIES FUND(1)                   0.75%        0.72%



  COLUMBIA MARSICO MID CAP GROWTH FUND                        0.65%        0.65%



  COLUMBIA MARSICO 21ST CENTURY FUND(1)                       0.75%        0.75%



  COLUMBIA SMALL CAP VALUE FUND II(1)                        0.70%(2)      0.83%



  COLUMBIA SMALL CAP GROWTH FUND II(1)                       0.70%(2)      0.84%



  COLUMBIA GLOBAL VALUE FUND                                  0.90%        0.90%



  COLUMBIA INTERNATIONAL VALUE FUND(1)                        0.85%        0.84%



  COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND(1)        0.70%(2)      0.76%



  COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND(1)        0.80%        0.80%



  COLUMBIA LARGE CAP INDEX FUND                               0.10%        0.10%



  COLUMBIA MID CAP INDEX FUND                                 0.10%        0.10%



  COLUMBIA SMALL CAP INDEX FUND                              0.10%(2)      0.13%



  COLUMBIA LARGE CAP ENHANCED CORE FUND                      0.35%(2)      0.38%



  COLUMBIA SHORT TERM BOND FUND                               0.30%        0.23%



  COLUMBIA INTERMEDIATE CORE BOND FUND(1)                     0.40%        0.40%



  COLUMBIA TOTAL RETURN BOND FUND                             0.40%        0.38%



  COLUMBIA HIGH INCOME FUND(1)                                0.55%        0.55%



  COLUMBIA SHORT TERM MUNICIPAL BOND FUND                     0.30%        0.29%



  COLUMBIA MUNICIPAL INCOME FUND                             0.41%(2)      0.46%




(1)THE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN COLUMBIA LARGE CAP CORE MASTER PORTFOLIO, COLUMBIA MARSICO GROWTH MASTER PORTFOLIO, COLUMBIA MARSICO FOCUSED EQUITIES MASTER PORTFOLIO, COLUMBIA MARSICO 21(ST) CENTURY MASTER PORTFOLIO, COLUMBIA SMALL CAP VALUE II MASTER PORTFOLIO, COLUMBIA SMALL CAP MASTER PORTFOLIO, COLUMBIA INTERNATIONAL VALUE MASTER PORTFOLIO, COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY MASTER PORTFOLIO, COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES MASTER PORTFOLIO, COLUMBIA INTERMEDIATE CORE BOND MASTER PORTFOLIO AND COLUMBIA HIGH INCOME MASTER PORTFOLIO.

(2)THIS FEE IS THE CURRENT MAXIMUM CONTRACT LEVEL, WHICH HAS BEEN REDUCED FROM THE CONTRACT LEVEL THAT WAS IN EFFECT DURING A PORTION OF THE LAST FISCAL YEAR.

INVESTMENT SUB-ADVISERS

Columbia Funds and the Adviser engage one or more investment sub-advisers for certain Funds to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Columbia Funds and the Adviser have engaged the following sub-advisers to provide day-to-day portfolio management for certain Funds. These sub-advisers function under the supervision of the Adviser and the Board of Columbia Funds.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

Information about the sub-advisers and the portfolio managers and/or team members of the sub-advisers that are responsible for the day-to-day investment decisions for the Funds is provided below. The SAI provides additional information about the compensation of these portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Funds.

--------------------------------------------------------------------------------

MARSICO CAPITAL
MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America in January 2001. Marsico Capital provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital.

Marsico Capital is the investment sub-adviser to:

  - Columbia Marsico Growth Master Portfolio

  - Columbia Marsico Focused Equities Master Portfolio

  - Columbia Marsico 21st Century Master Portfolio

  - Columbia Marsico Mid Cap Growth Fund

  - Columbia Marsico International Opportunities Master Portfolio

Marsico Capital is a co-investment sub-adviser to:

  - Columbia Multi-Advisor International Equity Master Portfolio

THOMAS F. MARSICO, is the Chief Investment Officer of Marsico Capital, and manages the investment program of Columbia Marsico Focused Equities Master Portfolio and Columbia Marsico Growth Master Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital in 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

CORYDON J. GILCHRIST, CFA, is the portfolio manager of Columbia Marsico 21st Century Master Portfolio and Columbia Marsico Mid Cap Growth Fund. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he was on a committee that managed several international equity funds. He holds BBA and MBA degrees from the University of Iowa, and holds a CFA charter.

JAMES G. GENDELMAN, is the portfolio manager of Columbia Marsico International Opportunities Master Portfolio and Marsico Capital's portion of Columbia Multi-Advisor International Equity Master Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

--------------------------------------------------------------------------------

BRANDES INVESTMENT
PARTNERS, L.P.

11988 EL CAMINO REAL
SUITE 500
SAN DIEGO, CALIFORNIA 92130

--------------------------------------------------------------------------------


BRANDES INVESTMENT PARTNERS, L.P.

Founded in 1974, Brandes is an investment advisory firm with 74 investment professionals. As of June 30, 2004, Brandes managed more than $85 billion in assets. Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Columbia Global Value Fund and Columbia Multi-Advisor International Value Master Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund and the Master Portfolio.

                               LENGTH OF SERVICE       BUSINESS EXPERIENCE DURING THE PAST
      NAME AND TITLE             WITH THE FUND      FIVE YEARS (ALL POSITIONS ARE AT BRANDES)
  -----------------------    ---------------------  ------------------------------------------
  GLENN CARLSON              SINCE THE PORTFOLIO'S  CEO, 2004-PRESENT
  CHIEF EXECUTIVE OFFICER    INCEPTION
                                                    CO-CEO, 2002-2004
                                                    MANAGING PARTNER, 1996-2002



  BRENT WOODS                SINCE THE PORTFOLIO'S  MANAGING DIRECTOR - INVESTMENTS, 2002-
  MANAGING DIRECTOR -        INCEPTION              PRESENT
  INVESTMENTS
                                                    MANAGING PARTNER, 1998-2002



  WILLIAM PICKERING          SINCE THE PORTFOLIO'S  DIRECTOR - INVESTMENTS, 1998-PRESENT
  DIRECTOR - INVESTMENTS     INCEPTION



  AMELIA MORRIS              SINCE THE PORTFOLIO'S  SENIOR ANALYST, 1998-PRESENT
  SENIOR ANALYST             INCEPTION



  KEITH COLESTOCK            SINCE THE PORTFOLIO'S  SENIOR RESEARCH ANALYST, 2001-PRESENT
  SENIOR RESEARCH ANALYST    INCEPTION
                                                    PORTFOLIO MANAGER, 1996-2001

--------------------------------------------------------------------------------

CAUSEWAY CAPITAL
MANAGEMENT LLC

1111 SANTA MONICA BOULEVARD
SUITE 1550
LOS ANGELES, CALIFORNIA 90025

--------------------------------------------------------------------------------


CAUSEWAY CAPITAL MANAGEMENT LLC

Founded in June 2001, Causeway is a registered investment adviser and is majority-owned by its employees. As of June 30, 2004, Causeway had $8 billion in assets under management.

Causeway is one of the two investment sub-advisers to Columbia Multi-Advisor International Equity Master Portfolio. Causeway's portfolio management team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio. James Doyle, Jonathan Eng, Harry Hartford and Sarah Ketterer are the members of the team. Information about certain team members follows.


JAMES DOYLE, James Doyle is a Director of Causeway Capital Management and serves as a portfolio manager responsible for the co-management of the portion of Columbia Multi-Advisor International Equity Fund, managed by Causeway Capital Management. He is responsible for investment research in global technology and autos/parts. Mr. Doyle has been with Causeway Management since 2001. Prior to joining the firm, Mr. Doyle worked for the Hotchkis and Wiley division of Merrill Lynch Investment Managers (MLIM) from 1997 to 2001. While employed at MLIM, he was a Vice President and head of investment research for the HW International and Global Value team. Mr. Doyle has been in the investment community since 1993. Mr. Doyle has a BA in Economics from Northwestern University and an MBA in Finance from the Wharton School, University of Pennsylvania.

JONATHAN P. ENG, Jonathan Eng has been a portfolio manager for Causeway since 2002, and serves as a portfolio manager responsible for the co-management of the portion of Columbia Multi-Advisor International Equity Fund, managed by Causeway Capital Management. From 2001 to 2002, Mr. Eng served as a senior research analyst at Causeway. He is responsible for investment research in global media and industrials at Causeway Capital Management.

Prior to joining the firm, from 1997 to 2001, Mr. Eng was an equity research associate for the Hotchkis and Wiley division of MLIM, spending the last nine months in the London office of MLIM. Mr. Eng has been in the investment community since 1992. Mr. Eng earned his bachelor's degree in History and Economics from Brandeis University and his MBA from the Anderson Graduate School of Management at UCLA.

HARRY W. HARTFORD, Harry Hartford is the President of Causeway Capital Management and serves as a portfolio manager responsible for the co-management of the portion of Columbia Multi-Advisor International Equity Fund, managed by Causeway Capital Management. Mr. Hartford has served as portfolio manager and President since 2001. He is responsible for investment research in global basic materials and banks. From 1996 to 2001, Mr. Hartford was a Managing Director for the Hotchkis and Wiley division of MLIM, and co-head of the International and Global Value Team. Mr. Hartford has been in the investment community since 1984. Mr. Hartford earned his bachelor's degree in Economics, with honors, from the University of Dublin Trinity College, and his MS in Economics from Oklahoma State University, and is a Phi Kappa Phi member.

SARAH H. KETTERER, Sarah Ketterer has been portfolio manager with Causeway Capital Management since 2001, and serves as the Chief Executive Officer for the firm. Ms. Ketterer also serves as a portfolio manager responsible for the co-management of the portion of Columbia Multi-Advisor International Equity Fund, managed by Causeway Capital Management. She is responsible for investment research in global insurance and health care. From 1996 to 2001,

Ms. Ketterer worked for the Hotchkis and Wiley division of MLIM. At MLIM, she was a Managing Director and co-head of the firm's HW International and Global Value Equity team. Ms. Ketterer and the HW international team were responsible for approximately $3.4 billion in international and global assets under management including the $1.1 billion Mercury HW International Value Fund. Ms. Ketterer has been in the investment community since 1986. Ms. Ketterer earned her bachelor's degree in Economics and Political Science from Stanford University and her MBA from the Amos Tuck School, Dartmouth College.

--------------------------------------------------------------------------------

MACKAY SHIELDS LLC

9 WEST 57TH STREET
NEW YORK, NEW YORK 10019

--------------------------------------------------------------------------------


MACKAY SHIELDS LLC

Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. As of June 30, 2004 the firm's 86 investment professionals manage more than $37 billion in assets, including over $15 billion in high yield assets.


MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Columbia High Income Portfolio.

DONALD E. MORGAN, CFA Donald Morgan is a Senior Managing Director and Co-Head of Fixed Income -- High Yield Division of MacKay Shields and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team. Mr. Morgan was promoted to Senior Managing Director in the third quarter of 2002, and promoted to Managing Director in the fourth quarter of 1998. Prior to joining MacKay Shields, Mr. Morgan was a High Yield Analyst with Fidelity Management & Research from June 1994 to May 1997. Mr. Morgan received a BS in Finance from New York University and became a holder of the Chartered Financial Analyst designation in 1998. Mr. Morgan has been in the investment management and research industry since 1994.

J. MATTHEW PHILO, CFA Matt Philo is a Senior Managing Director of MacKay Shields and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team. Mr. Philo was promoted to Senior Managing Director in the fourth quarter of 2004 and promoted to Managing Director in the first quarter of 2000. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo became a holder of the Chartered Financial Analyst designation in 1993. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University. Mr. Philo has been in the investment management and research industry since 1984.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer.



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

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COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO REFERRED TO AS A SELLING OR SERVICING AGENT. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, LLC a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:

  STOCK FUNDS (EXCLUDING COLUMBIA ASSET ALLOCATION FUND II,
    COLUMBIA MARSICO GROWTH FUND, COLUMBIA MARSICO FOCUSED
    EQUITIES FUND, COLUMBIA MARSICO MID CAP GROWTH FUND AND
    COLUMBIA MARSICO 21ST CENTURY FUND)                         0.17%



  INTERNATIONAL/GLOBAL STOCK FUNDS (EXCLUDING COLUMBIA
    INTERNATIONAL VALUE FUND AND COLUMBIA MARSICO
    INTERNATIONAL OPPORTUNITIES FUND)                           0.17%



  INDEX FUNDS (EXCLUDING COLUMBIA LARGE CAP ENHANCED CORE
    FUND)                                                       0.10%



  GOVERNMENT & CORPORATE BOND FUNDS
    (EXCLUDING COLUMBIA INTERMEDIATE CORE BOND FUND, COLUMBIA
    TOTAL RETURN BOND FUND AND COLUMBIA HIGH INCOME FUND)       0.14%



  COLUMBIA MUNICIPAL INCOME FUND                                0.14%



  COLUMBIA SHORT TERM MUNICIPAL BOND FUND                       0.15%



  COLUMBIA ASSET ALLOCATION FUND II                             0.12%



  COLUMBIA MARSICO MID CAP GROWTH FUND                          0.23%



  COLUMBIA LARGE CAP ENHANCED CORE FUND                         0.17%



  COLUMBIA INTERMEDIATE CORE BOND FUND, COLUMBIA TOTAL RETURN
    BOND FUND                                                   0.15%



  COLUMBIA HIGH INCOME FUND                                     0.23%



  COLUMBIA MARSICO GROWTH FUND, COLUMBIA MARSICO FOCUSED
    EQUITIES FUND, COLUMBIA MARSICO 21ST CENTURY FUND,
    COLUMBIA INTERNATIONAL VALUE FUND, COLUMBIA MARSICO
    INTERNATIONAL OPPORTUNITIES FUND                            0.22%




The Adviser and Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Columbia Funds' transfer agent. The Columbia Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Class Z shares of the Funds. Here are some general rules about this class of shares:

  - Class Z shares are available to certain eligible investors. The eligible investors described below are subject to different minimum initial investment requirements. Eligible investors and their applicable investment minimums are as follows:

NO MINIMUM INITIAL INVESTMENT


  - Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

  - Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent;

  - Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code; or

  - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 MINIMUM INITIAL INVESTMENT


  - Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares;
    (ii) who held Primary A shares prior to the share class re-titling on August 22, 2005 (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by the Distributor;

  - Any trustee or director (or family member of a trustee or director) of any fund distributed by the Distributor;

  - Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

  - Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

  - Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

  - Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

The Funds reserve the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Funds also reserve the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

You'll find more information about buying, selling and exchanging Class Z shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions, or you need help placing an order.

Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Class Z shares. Certain financial institutions and intermediaries that offer Class Z shares may have policies that clients holding Class Z shares through the financial institution or intermediary will automatically have their holdings converted to Class A shares at the time that they move their relationship away from the financial institution or intermediary. Generally, no sales charges or other charges will apply to such a conversion, however an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion. In addition, Class A shares have higher operating costs which can reduce total returns.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED


All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND


The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation;

and (4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED


Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF REDEMPTION FEES.

YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


REDEMPTION FEES

The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. The redemption fee is paid to the Fund from which you are redeeming shares (including redemptions by exchange).

The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification. We'll redeem any shares that are eligible for a waiver first. For a discussion of the effects of market timing please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

      You won't pay an otherwise applicable redemption fee on the following categories of transactions:

        - shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner

        - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Columbia Funds does not have access to information about the individual participant account activity, except where Columbia Funds has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts

        - shares sold by certain investment funds (e.g. Columbia LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to the Adviser that the investment fund is not a vehicle for market timing. The Adviser or its affiliates may manage certain of the approved investment funds

        - shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Adviser that the program is not designed to be a vehicle for market timing

        - shares sold by accounts where Columbia Funds has received information reasonably satisfactory to the Adviser indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders

        - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser

        - shares that were purchased by reinvested dividends

        - shares that are redeemed or exchanged through Columbia Funds' Automatic Withdrawal Plan or Automatic Exchange Feature or similar affiliated or unaffiliated automated plans

        - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

      Columbia Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

      Certain financial institutions or intermediaries may not assess redemption fees on certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). Conversely, certain financial institutions or intermediaries may assess redemption fees on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with the Transfer Agent or with a different financial institution or intermediary. Columbia Funds and its agents reserve the right to permit imposition of the redemption fee under these circumstances. Columbia Funds' ability to assess redemption fees or apply waivers is generally limited by the policies of these financial institutions and intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial institutions and intermediaries that maintain accounts. You should check with your financial institution or intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time periods.

      Columbia Funds reserves the right to impose the redemption fee in the future if it determines that a financial institution or intermediary that previously did not or was not able to assess the redemption fee on underlying shareholders has developed the policy or capability to assess the fee on some or all of its underlying shareholders, however, Columbia Funds may determine not to impose the redemption fee under certain circumstances. From time to time, as circumstances change, Columbia Funds may modify or eliminate certain exemption categories without advance notice to shareholders.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class Z shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
          Fund) within 60 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES     EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Columbia Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can exchange Class Z shares of a Fund for Class Z shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The International/Global Stock Funds assess, subject to certain exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
          Fund) within 60 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently. If a Fund purchases bonds at a price less than a bond's principal amount, the Fund generally will be required to include a portion of the difference or discount in its annual ordinary income, and make distributions to shareholders representing such discount, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. The Fund may be required to sell securities held by the Fund to obtain the cash required to pay such distributions.

                                              FREQUENCY OF           FREQUENCY OF
                                             DECLARATION OF           PAYMENT OF
  FUND                                    INCOME DISTRIBUTIONS   INCOME DISTRIBUTIONS
  COLUMBIA CONVERTIBLE SECURITIES FUND         QUARTERLY              QUARTERLY



  COLUMBIA ASSET ALLOCATION FUND II            QUARTERLY              QUARTERLY



  COLUMBIA LARGE CAP VALUE FUND                QUARTERLY              QUARTERLY



  COLUMBIA MID CAP VALUE FUND                  QUARTERLY              QUARTERLY



  COLUMBIA LARGE CAP CORE FUND                  ANNUALLY               ANNUALLY



  COLUMBIA MARSICO GROWTH FUND                  ANNUALLY               ANNUALLY



  COLUMBIA MARSICO FOCUSED EQUITIES FUND        ANNUALLY               ANNUALLY



  COLUMBIA MARSICO MID CAP GROWTH FUND          ANNUALLY               ANNUALLY



  COLUMBIA MARSICO 21ST CENTURY FUND            ANNUALLY               ANNUALLY



  COLUMBIA SMALL CAP VALUE FUND II              ANNUALLY               ANNUALLY



  COLUMBIA SMALL CAP GROWTH FUND II             ANNUALLY               ANNUALLY



  COLUMBIA GLOBAL VALUE FUND                    ANNUALLY               ANNUALLY



  COLUMBIA INTERNATIONAL VALUE FUND             ANNUALLY               ANNUALLY



  COLUMBIA MULTI-ADVISOR INTERNATIONAL
    EQUITY FUND                                 ANNUALLY               ANNUALLY



  COLUMBIA MARSICO INTERNATIONAL
    OPPORTUNITIES FUND                          ANNUALLY               ANNUALLY



  COLUMBIA LARGE CAP INDEX FUND                 ANNUALLY               ANNUALLY



  COLUMBIA MID CAP INDEX FUND                   ANNUALLY               ANNUALLY



  COLUMBIA SMALL CAP INDEX FUND                 ANNUALLY               ANNUALLY



  COLUMBIA LARGE CAP ENHANCED CORE FUND         ANNUALLY               ANNUALLY



  COLUMBIA SHORT TERM BOND FUND                    DAILY                MONTHLY



  NATIONS SHORT-INTERMEDIATE GOVERNMENT
    FUND                                           DAILY                MONTHLY



  NATIONS GOVERNMENT SECURITIES FUND               DAILY                MONTHLY



  COLUMBIA INTERMEDIATE CORE BOND FUND           MONTHLY                MONTHLY



  COLUMBIA TOTAL RETURN BOND FUND                  DAILY                MONTHLY



  NATIONS STRATEGIC INCOME FUND                    DAILY                MONTHLY



  COLUMBIA HIGH INCOME FUND                      MONTHLY                MONTHLY



  COLUMBIA SHORT TERM MUNICIPAL BOND
    FUND                                           DAILY                MONTHLY



  NATIONS INTERMEDIATE MUNICIPAL BOND
    FUND                                           DAILY                MONTHLY



  COLUMBIA MUNICIPAL INCOME FUND                   DAILY                MONTHLY




Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

MUNICIPAL BOND FUNDS

Distributions that come from a Municipal Bond Fund's tax-exempt interest income generally are free from federal income tax, but may be subject to state, local and other taxes. All or a portion of these distributions may also be subject to alternative minimum taxes.

Any distributions that come from taxable income or net realized capital gain are generally subject to tax. Distributions that come from taxable interest income and any net short-term capital gain generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Corporate shareholders will not be able to deduct any distributions from these Funds when determining their taxable income.

FOREIGN TAXES

Mutual funds that maintain most of their portfolio in foreign securities -- like the International/Global Stock Funds -- have special tax considerations. If more than half of the Fund's assets consist of foreign securities for a taxable year and the Fund makes a special election for the taxable year, you'll generally be required to:

  - include in your gross income your proportional amount of foreign income taxes paid by the Fund

  - treat this amount as foreign income taxes you paid directly

  - either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

We cannot assure you that a Fund will make this special election for a taxable year, even if it is eligible to.

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" (now, the Advisor)) and BACAP Distributors, LLC (which has subsequently merged into the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust (now known as Columbia Funds Series Trust), the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 6, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a "motion to dismiss" that is pending. Discovery has recently been initiated. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Columbia Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CONVERTIBLE SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $17.32               $13.77               $16.03               $16.05
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.48                 0.51                 0.51                 0.59
  Net realized and unrealized gain/(loss)
    on investments                               0.24                 3.52                (2.27)                 --
  Net increase/(decrease) in net asset
    value from operations                        0.72                 4.03                (1.76)                0.59
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.54)               (0.48)               (0.50)               (0.56)
  Distributions from net realized gains         (0.15)                 --                   --                 (0.05)
  Total dividends and distributions             (0.69)               (0.48)               (0.50)               (0.61)
  Net asset value, end of period                $17.35               $17.32               $13.77               $16.03
  TOTAL RETURN++                                 4.18%               29.54%              (11.01)%               3.74%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $924,893             $962,284             $523,271             $236,202
  Ratio of operating expenses to average
    net assets(b)(c)                             0.91%              0.94%(d)               0.97%                1.00%
  Ratio of net investment income/(loss)
    to average net assets                        2.75%                3.19%                3.59%                3.78%
  Portfolio turnover rate                         37%                  91%                  57%                  50%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(b)                  0.91%(a)             0.97%(e)               0.97%                1.00%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $22.18
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.51
  Net realized and unrealized gain/(loss)
    on investments                               (2.00)
  Net increase/(decrease) in net asset
    value from operations                        (1.49)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.60)
  Distributions from net realized gains          (4.04)
  Total dividends and distributions              (4.64)
  Net asset value, end of period                 $16.05
  TOTAL RETURN++                                 (7.59)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $75,627
  Ratio of operating expenses to average
    net assets(b)(c)                              0.99%
  Ratio of net investment income/(loss)
    to average net assets                         3.08%
  Portfolio turnover rate                          73%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(b)                     1.00%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.91% for Class Z shares.
(b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.95% for Class Z shares.

COLUMBIA ASSET ALLOCATION FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $20.18               $16.42               $19.93               $20.32
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 0.36(b)               0.29                 0.32                 0.44
  Net realized and unrealized gain/(loss)
    on investments                              0.64(c)               3.81                (3.49)               (0.39)
  Net increase/(decrease) in net asset
    value from operations                        1.00                 4.10                (3.17)                0.05
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)               (0.34)               (0.34)               (0.41)
  Distributions from net realized gains           --                   --                   --                 (0.03)
  Total dividends and distributions             (0.37)               (0.34)               (0.34)               (0.44)
  Net asset value, end of period                $20.81               $20.18               $16.42               $19.93
  TOTAL RETURN++                               5.01%(d)              25.07%              (15.96)%               0.26%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $26,425              $25,750              $35,514              $40,287
  Ratio of operating expenses to average
    net assets                                 1.00%(e)             1.04%(e)             1.04%(e)               1.03%
  Ratio of net investment income/(loss)
    to average net assets(a)                     1.75%                1.58%                1.83%                2.10%
  Portfolio turnover rate                        1.36%                189%                 315%                 226%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.07%                1.07%                1.04%                1.03%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $24.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.57
  Net realized and unrealized gain/(loss)
    on investments                               (2.84)
  Net increase/(decrease) in net asset
    value from operations                        (2.27)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.55)
  Distributions from net realized gains          (1.21)
  Total dividends and distributions              (1.76)
  Net asset value, end of period                 $20.32
  TOTAL RETURN++                                (9.83)%%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $12,847
  Ratio of operating expenses to average
    net assets                                  0.98%(e)
  Ratio of net investment income/(loss)
    to average net assets(a)                      2.45%
  Portfolio turnover rate                          88%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.00%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.
(c) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for one year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.01 for Class Z shares.
(d) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.94% for Class Z shares.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA LARGE CAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.85                $8.48               $11.96               $12.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.20                 0.16                 0.14                 0.12
  Net realized and unrealized gain/(loss)
    on investments                               1.27                 3.36                (3.31)                0.58
  Net increase/(decrease) in net asset
    value from operations                        1.47                 3.52                (3.17)                0.70
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.20)               (0.15)               (0.13)               (0.10)
  Distributions from net realized gains           --                   --                 (0.18)               (1.03)
  Total dividends and distributions             (0.20)               (0.15)               (0.31)               (1.13)
  Net asset value, end of year                  $13.12               $11.85                $8.48               $11.96
  TOTAL RETURN++                                12.51%               41.63%              (26.95)%               5.64%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,376,691           $1,101,872            $451,815             $513,206
  Ratio of operating expenses to average
    net assets(a)                                0.77%             0.89%(b)(c)             0.97%              0.95%(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.66%                1.49%                1.43%                1.02%
  Portfolio turnover rate                         52%                  69%                  75%                 135%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.90%(d)             0.96%(e)               0.97%                0.95%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.17
  Net realized and unrealized gain/(loss)
    on investments                               (0.42)
  Net increase/(decrease) in net asset
    value from operations                        (0.25)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.18)
  Distributions from net realized gains          (3.42)
  Total dividends and distributions              (3.60)
  Net asset value, end of year                   $12.39
  TOTAL RETURN++                                 (1.97)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $844,432
  Ratio of operating expenses to average
    net assets(a)                               0.94%(b)
  Ratio of net investment income/(loss)
    to average net assets                         1.28%
  Portfolio turnover rate                         181%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.94%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.87% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.93% for Class Z shares.

COLUMBIA MID CAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED               YEAR ENDED                YEAR ENDED
  CLASS Z SHARES                                  03/31/05                 03/31/04                  03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $12.79                   $8.72                     $11.32
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.16                     0.12                      0.10
  Net realized and unrealized gain/(loss)
    on investments                                2.23(b)                    4.07                     (2.61)
  Net increase/(decrease) in net asset
    value from operations                           2.39                     4.19                     (2.51)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.15)                   (0.12)                    (0.07)
  Distributions from net realized gains            (1.00)                     --                      (0.02)
  Total dividends and distributions                (1.15)                   (0.12)                    (0.09)
  Increase due to capital contributions            $0.01
  Net asset value, end of period                   $14.04                   $12.79                    $8.72
  TOTAL RETURN++                                 20.16%(c)                  48.18%                   (22.27)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $591,318                 $492,327                  $294,087
  Ratio of operating expenses to average
    net assets(a)                                 0.95%(d)                  1.03%                     1.16%
  Ratio of net investment income/(loss)
    to average net assets                          1.24%                    1.04%                     1.11%
  Portfolio turnover rate                           61%                      79%                       98%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                      0.95%                    1.03%                     1.16%

                                                 PERIOD ENDED
  CLASS Z SHARES                                  03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                      0.06
  Net realized and unrealized gain/(loss)
    on investments                                   1.30
  Net increase/(decrease) in net asset
    value from operations                            1.36
  LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.04)
  Distributions from net realized gains               --
  Total dividends and distributions                 (0.04)
  Increase due to capital contributions
  Net asset value, end of period                    $11.32
  TOTAL RETURN++                                    13.63%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $98,888
  Ratio of operating expenses to average
    net assets(a)                                   1.25%+
  Ratio of net investment income/(loss)
    to average net assets                           0.64%+
  Portfolio turnover rate                            19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                       2.03%+

* Columbia Mid Cap Value Fund Class Z shares commenced operations on November 20, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.01 for Class Z shares.
(c) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 20.07% for Class Z shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA LARGE CAP CORE FUND**

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS Z SHARES                              03/31/05#           03/31/04#           03/31/03#           03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.58              $8.78               $12.35              $12.47
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.13                0.05                0.07                0.02
  Net realized and unrealized gain/(loss)
    on investments                             0.45(a)               2.81               (3.59)              (0.12)
  Net increase/(decrease) in net asset
    value from operations                        0.58                2.86               (3.52)              (0.10)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.13)              (0.06)              (0.05)              (0.02)
  Distributions from net realized gains           --                  --                  --                  --
  Total dividends and distributions             (0.13)              (0.06)              (0.05)              (0.02)
  Net asset value, end of year                  $12.03              $11.58              $8.78               $12.35
  TOTAL RETURN++                               4.98%(b)             32.58%             (28.55)%            (0.83)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,187,622          $1,517,644          $1,393,260          $1,230,030
  Ratio of operating expenses to average
    net assets                               0.87%(f)(e)           0.93%(f)             0.94%              0.94%(d)
  Ratio of net investment income/(loss)
    to average net assets                       1.14%               0.52%               0.69%               0.20%
  Portfolio turnover rate                         --                  --                15%##                71%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.90%(c)            0.96%(g)             0.94%              0.94%(d)

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $17.03
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               (4.51)
  Net increase/(decrease) in net asset
    value from operations                        (4.52)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.01)
  Distributions from net realized gains          (0.03)
  Total dividends and distributions              (0.04)
  Net asset value, end of year                   $12.47
  TOTAL RETURN++                                (26.62)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,182,028
  Ratio of operating expenses to average
    net assets                                0.94%(d)(e)
  Ratio of net investment income/(loss)
    to average net assets                       (0.09)%
  Portfolio turnover rate                         56%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.94%(d)

** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.
(a) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was less than $0.01 for Class Z shares.
(b) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.97% for Class Z shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.88% for Class Z shares.
(d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.
(f) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01% for the year ended March 31, 2004.
(g) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.93% for Class Z shares.

COLUMBIA MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.96               $11.95               $14.79               $14.91
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.01                (0.02)               (0.05)               (0.06)
  Net realized and unrealized gain/(loss)
    on investments                               1.28                 4.03                (2.79)               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        1.29                 4.01                (2.84)               (0.12)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $17.25               $15.96               $11.95               $14.79
  TOTAL RETURN++                                 8.08%               33.56%              (19.20)%              (0.80)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $774,996             $371,942             $106,436              $58,752
  Ratio of operating expenses to average
    net assets                                   1.05%                1.12%                1.17%                1.14%
  Ratio of net investment income/(loss)
    to average net assets                        0.04%               (0.17)%              (0.37)%              (0.39)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.08%(a)             1.14%(b)               1.17%                1.14%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $21.61
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               (6.53)
  Net increase/(decrease) in net asset
    value from operations                        (6.54)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.16)
  Net asset value, end of year                   $14.91
  TOTAL RETURN++                                (30.42)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $80,526
  Ratio of operating expenses to average
    net assets                                    1.10%
  Ratio of net investment income/(loss)
    to average net assets                        (0.03)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.10%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.05% for Class Z shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Class Z shares.

COLUMBIA MARSICO FOCUSED EQUITIES
FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.98               $12.81               $15.87               $15.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.02)               (0.04)               (0.05)               (0.05)
  Net realized and unrealized gain/(loss)
    on investments                               0.96                 4.21                (3.01)                0.55
  Net increase/(decrease) in net asset
    value from operations                        0.94                 4.17                (3.06)                0.50
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $17.92               $16.98               $12.81               $15.87
  TOTAL RETURN++                                 5.54%               32.55%              (19.28)%               3.25%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $751,124             $701,306             $384,706             $346,435
  Ratio of operating expenses to average
    net assets                                   1.05%                1.09%                1.12%                1.11%
  Ratio of net investment income/(loss)
    to average net assets                       (0.12)%              (0.24)%              (0.35)%              (0.33)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.08%(a)             1.12%(b)               1.12%                1.11%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.59
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               (7.13)
  Net increase/(decrease) in net asset
    value from operations                        (7.14)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.08)
  Net asset value, end of year                   $15.37
  TOTAL RETURN++                                (31.67)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $354,798
  Ratio of operating expenses to average
    net assets                                    1.09%
  Ratio of net investment income/(loss)
    to average net assets                        (0.05)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.09%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.05% for Class Z shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.09% for Class Z shares.

COLUMBIA MARSICO MID CAP GROWTH
FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.74                $8.66               $13.21               $14.63
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.05)               (0.05)               (0.04)               (0.05)
  Net realized and unrealized gain/(loss)
    on investments                              0.64(b)               3.13                (4.51)               (1.37)
  Net increase/(decrease) in net asset
    value from operations                        0.59                 3.08                (4.55)               (1.42)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $12.33               $11.74                $8.66               $13.21
  TOTAL RETURN++                               5.03%(c)              35.57%              (34.44)%              (9.71)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $424,465             $461,304             $402,987             $547,514
  Ratio of operating expenses to average
    net assets(a)                             0.97%(d)(e)           0.96%(d)             0.97%(d)             0.97%(d)
  Ratio of net investment income/(loss)
    to average net assets                       (0.42)%              (0.46)%              (0.45)%              (0.39)%
  Portfolio turnover rate                        148%                  65%                  58%                  39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.98%                0.96%                0.97%                0.97%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.41
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.03)
  Net realized and unrealized gain/(loss)
    on investments                               (4.02)
  Net increase/(decrease) in net asset
    value from operations                        (4.05)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (3.73)
  Net asset value, end of year                   $14.63
  TOTAL RETURN++                                (20.67)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $388,152
  Ratio of operating expenses to average
    net assets(a)                                 0.98%
  Ratio of net investment income/(loss)
    to average net assets                        (0.27)%
  Portfolio turnover rate                          39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.98%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized/unrealized gain/(loss) on investments by $0.02 for Class Z shares.
(c) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.81% for Class Z shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.
(e) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers).

COLUMBIA MARSICO 21ST CENTURY
FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS Z SHARES                              03/31/05#           03/31/04#           03/31/03#           03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $9.80               $6.24               $7.10               $6.99
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.03)              (0.03)              (0.05)              (0.05)
  Net realized and unrealized gain/(loss)
    on investments                               0.98                3.59               (0.81)               0.16
  Net increase/(decrease) in net asset
    value from operations                        0.95                3.56               (0.86)               0.11
  Net asset value, end of period                $10.75              $9.80               $6.24               $7.10
  TOTAL RETURN++                                9.69%               57.05%             (12.11)%             1.57%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $114,896            $37,027              $3,543              $3,356
  Ratio of operating expenses to average
    net assets                               1.15%(a)(b)         1.24%(a)(b)         1.45%(a)(b)           1.37%(a)
  Ratio of net investment income/(loss)
    to average net assets                      (0.25)%            (0.34)%(c)           (0.81)%             (0.72)%
  Portfolio turnover rate                        130%                204%                308%                419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.15%(a)            1.24%(a)            1.46%(a)            1.37%(a)

                                              PERIOD ENDED
  CLASS Z SHARES                               03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.03)
  Net realized and unrealized gain/(loss)
    on investments                               (2.98)
  Net increase/(decrease) in net asset
    value from operations                        (3.01)
  Net asset value, end of period                 $6.99
  TOTAL RETURN++                                (30.10)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $5,686
  Ratio of operating expenses to average
    net assets                                   1.35%+
  Ratio of net investment income/(loss)
    to average net assets                       (0.41)%+
  Portfolio turnover rate                         426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.35%+

* Columbia Marsico 21st Century Fund Class Z shares commenced operations on April 10, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Reflects overall Fund ratios for investment income.

COLUMBIA SMALL CAP VALUE FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  CLASS Z SHARES                                     03/31/05                         03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $12.30                            $7.73
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                       (0.01)                            0.02
  Net realized and unrealized gain/(loss)
    on investments                                     1.48                             4.67
  Net increase/(decrease) in net asset
    value from operations                              1.47                             4.69
  LESS DISTRIBUTIONS:
  Dividends from net investment income                  --                             (0.03)
  Distributions from net realized gains               (1.17)                           (0.09)
  Total dividends and distributions                   (1.17)                           (0.12)
  Net asset value, end of period                      $12.60                           $12.30
  TOTAL RETURN++                                      13.72%                           60.96%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $197,829                         $151,556
  Ratio of operating expenses to average
    net assets(a)                                    1.22%(b)                           1.30%
  Ratio of net investment income/(loss)
    to average net assets                             (0.05)%                           0.15%
  Portfolio turnover rate                               61%                             111%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          1.24%                            1.35%

                                                    PERIOD ENDED
  CLASS Z SHARES                                      03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                         0.03
  Net realized and unrealized gain/(loss)
    on investments                                     (2.28)
  Net increase/(decrease) in net asset
    value from operations                              (2.25)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.02)
  Distributions from net realized gains                  --
  Total dividends and distributions                    (0.02)
  Net asset value, end of period                        $7.73
  TOTAL RETURN++                                      (22.50)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $70,168
  Ratio of operating expenses to average
    net assets(a)                                      1.30%+
  Ratio of net investment income/(loss)
    to average net assets                              0.45%+
  Portfolio turnover rate                                89%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          1.57%+

* Columbia Small Cap Value Fund II Class Z shares commenced operations on May 1, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA SMALL CAP GROWTH FUND II*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.35               $10.14               $15.07               $13.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.11)               (0.10)               (0.07)               (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               0.16                 5.31                (4.86)                1.45
  Net increase/(decrease) in net asset
    value from operations                        0.05                 5.21                (4.93)                1.38
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $15.40               $15.35               $10.14               $15.07
  TOTAL RETURN++                                 0.33%               51.38%              (32.71)%              10.08%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $360,975             $509,419             $410,198             $572,820
  Ratio of operating expenses to average
    net assets(a)                                1.07%             1.13%(b)(d)           1.15%(b)             1.15%(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.73)%              (0.75)%              (0.61)%              (0.48)%
  Portfolio turnover rate                         59%                 40%##                 44%                  35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.15%(c)             1.25%(e)               1.23%                1.21%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.66
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.10)
  Net realized and unrealized gain/(loss)
    on investments                               (6.67)
  Net increase/(decrease) in net asset
    value from operations                        (6.77)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (2.20)
  Net asset value, end of year                   $13.69
  TOTAL RETURN++                                (31.86)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $477,246
  Ratio of operating expenses to average
    net assets(a)                               1.15%(b)
  Ratio of net investment income/(loss)
    to average net assets                        (0.52)%
  Portfolio turnover rate                          48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.20%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Class Z shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 1.15% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.22% for Class Z shares.

COLUMBIA GLOBAL VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS Z SHARES                                  03/31/05                  03/31/04                  03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $12.10                    $7.21                     $10.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.14                      0.07                      0.07
  Net realized and unrealized gain/(loss)
    on investments                                  0.85                      4.99                     (3.16)
  Net increase/(decrease) in net asset
    value from operations                           0.99                      5.06                     (3.09)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.14)                    (0.06)                    (0.04)
  Distributions from net realized gains            (0.91)                    (0.11)                    (0.16)
  Total dividends and distributions                (1.05)                    (0.17)                    (0.20)
  Net increase in net asset value from
    redemption fees                                 --##                      --##                       --
  Net asset value, end of period                   $12.04                    $12.10                    $7.21
  TOTAL RETURN++                                   8.84%                     70.38%                   (29.77)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $134,337                  $144,242                  $57,373
  Ratio of operating expenses to average
    net assets                                    1.27%(a)                  1.30%(a)                   1.40%
  Ratio of net investment income/(loss)
    to average net assets                          1.19%                     0.69%                     0.87%
  Portfolio turnover rate                           18%                       28%                       15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.27%(a)                  1.30%(a)                   1.40%

                                                 PERIOD ENDED
  CLASS Z SHARES                                  03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                      0.06
  Net realized and unrealized gain/(loss)
    on investments                                   0.47
  Net increase/(decrease) in net asset
    value from operations                            0.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.01)
  Distributions from net realized gains             (0.02)
  Total dividends and distributions                 (0.03)
  Net increase in net asset value from
    redemption fees                                   --
  Net asset value, end of period                    $10.50
  TOTAL RETURN++                                    5.24%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $49,246
  Ratio of operating expenses to average
    net assets                                    1.40%+(a)
  Ratio of net investment income/(loss)
    to average net assets                           0.66%+
  Portfolio turnover rate                            19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.63%+(a)

* Columbia Global Value Fund Class Z shares commenced operations on April 16, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA INTERNATIONAL VALUE FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $20.71               $11.65               $16.67               $17.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.29                 0.19                 0.16                 0.22
  Net realized and unrealized gain/(loss)
    on investments                               2.51                 9.07                (4.92)               (0.29)
  Net increase/(decrease) in net asset
    value from operations                        2.80                 9.26                (4.76)               (0.07)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.30)               (0.20)               (0.17)               (0.20)
  Distributions from net realized gains         (0.79)                 --                 (0.09)               (0.36)
  Total dividends and distributions             (1.09)               (0.20)               (0.26)               (0.56)
  Net increase in net asset value from
    redemption fees                              --##                 --##                  --                   --
  Net asset value, end of year                  $22.42               $20.71               $11.65               $16.67
  TOTAL RETURN++                                13.63%               79.67%              (28.81)%              (0.18)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $2,577,677           $2,488,701           $1,614,750           $2,059,558
  Ratio of operating expenses to average
    net assets                                   1.08%                1.11%                1.17%                1.19%
  Ratio of net investment income/(loss)
    to average net assets                        1.35%                1.14%                1.16%                1.36%
  Portfolio turnover rate                         --                   --                   --                   --
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.15%(a)             1.20%(b)               1.23%                1.23%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $18.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.32
  Net realized and unrealized gain/(loss)
    on investments                               (0.39)
  Net increase/(decrease) in net asset
    value from operations                        (0.07)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.21)
  Distributions from net realized gains          (1.20)
  Total dividends and distributions              (1.41)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $17.30
  TOTAL RETURN++                                 (0.50)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,163,899
  Ratio of operating expenses to average
    net assets                                    1.13%
  Ratio of net investment income/(loss)
    to average net assets                         1.89%
  Portfolio turnover rate                          --
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.23%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Class Z shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.17% for Class Z shares.

COLUMBIA MULTI-ADVISOR
INTERNATIONAL EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03*            03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $12.13                $8.01               $10.49               $11.12
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.16                 0.13                 0.10                 0.09
  Net realized and unrealized gain/(loss)
    on investments                               1.19                 4.11                (2.53)               (0.72)
  Net increase/(decrease) in net asset
    value from operations                        1.35                 4.24                (2.43)               (0.63)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.04)               (0.12)               (0.05)                --##
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.04)               (0.12)               (0.05)                --##
  Net increase in net asset value from
    redemption fees                              --##                 --##                 --##                  --
  Net asset value, end of year                  $13.44               $12.13                $8.01               $10.49
  TOTAL RETURN++                                11.10%               53.06%              (23.19)%              (5.65)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,199,712            $917,391             $556,619             $474,738
  Ratio of operating expenses to average
    net assets                                1.01%(a)(c)        1.12%(a)(b)(c)            1.18%                1.16%
  Ratio of net investment income/(loss)
    to average net assets                        1.26%                0.99%                1.10%                0.88%
  Portfolio turnover rate                        153%                  86%                100%+++              85%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    1.13%(a)(d)          1.15%(a)(e)             1.18%                1.16%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.74
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.12
  Net realized and unrealized gain/(loss)
    on investments                               (4.47)
  Net increase/(decrease) in net asset
    value from operations                        (4.35)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.11)
  Distributions from net realized gains          (1.16)
  Total dividends and distributions              (1.27)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $11.12
  TOTAL RETURN++                                (27.40)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $724,572
  Ratio of operating expenses to average
    net assets                                    1.15%
  Ratio of net investment income/(loss)
    to average net assets                         0.89%
  Portfolio turnover rate                        92%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.16%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Multi-Advisor International Equity Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Rate represents Columbia Multi-Advisor International Equity Master
Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.10% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.13% for Class Z shares.

COLUMBIA MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS Z SHARES                               03/31/05            03/31/04            03/31/03            03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $11.15               $6.98               $8.36               $8.03
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.08                0.02                0.04               (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               0.52                4.24               (1.42)               0.34
  Net increase/(decrease) in net asset
    value from operations                        0.60                4.26               (1.38)               0.33
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.06)              (0.01)                --                  --
  Distributions from net realized gains         (0.16)              (0.08)                --                  --
  Total dividends and distributions             (0.22)              (0.09)                --                  --
  Net increase in net asset value from
    redemption fees                              --##                --##                 --                  --
  Net asset value, end of period                $11.53              $11.15               $6.98               $8.36
  TOTAL RETURN++                                 5.55%              61.25%             (16.51)%              4.11%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $991,889            $509,262             $95,093             $2,700
  Ratio of operating expenses to average
    net assets                                 1.12%(a)            1.17%(a)            1.48%(a)           1.42%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.72%               0.21%               0.58%              (0.08)%
  Portfolio turnover rate                        165%                121%                193%                307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.12%(a)            1.17%(a)            1.80%(a)            4.02%(a)

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   --##
  Net realized and unrealized gain/(loss)
    on investments                               (1.97)
  Net increase/(decrease) in net asset
    value from operations                        (1.97)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of period                  $8.03
  TOTAL RETURN++                                (19.70)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $1,477
  Ratio of operating expenses to average
    net assets                                   1.47%+
  Ratio of net investment income/(loss)
    to average net assets                        0.12%+
  Portfolio turnover rate                         442%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       6.28%+

* Columbia Marsico International Opportunities Fund Class Z shares commenced operations on August 1, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA LARGE CAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $21.79               $16.37               $22.09               $22.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 0.43(b)               0.30                 0.25                 0.24
  Net realized and unrealized gain/(loss)
    on investments                               1.01                 5.39                (5.77)               (0.27)
  Net increase/(decrease) in net asset
    value from operations                        1.44                 5.69                (5.52)               (0.03)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.41)               (0.27)               (0.20)               (0.23)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.41)               (0.27)               (0.20)               (0.23)
  Net asset value, end of year                  $22.82               $21.79               $16.37               $22.09
  TOTAL RETURN++                                 6.57%               34.82%              (25.05)%              (0.09)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,486,203           $1,245,378            $918,184            $1,283,450
  Ratio of operating expenses to average
    net assets(a)                                0.14%              0.26%(d)             0.35%(c)             0.35%(c)
  Ratio of net investment income/(loss)
    to average net assets                        1.92%                1.48%                1.39%                1.05%
  Portfolio turnover rate                         4%                   1%                   6%                   7%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.28%(e)             0.50%(f)               0.69%                0.68%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $28.90
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.24
  Net realized and unrealized gain/(loss)
    on investments                               (6.55)
  Net increase/(decrease) in net asset
    value from operations                        (6.31)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.24)
  Distributions from net realized gains           --##
  Total dividends and distributions              (0.24)
  Net asset value, end of year                   $22.35
  TOTAL RETURN++                                (21.94)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $2,021,690
  Ratio of operating expenses to average
    net assets(a)                               0.35%(c)
  Ratio of net investment income/(loss)
    to average net assets                         0.88%
  Portfolio turnover rate                          8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.68%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Net investment income per share reflects a special dividend which amounted to $0.07 per share.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.25% for Class Z shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.47% for Class Z shares.

COLUMBIA MID CAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS Z SHARES                               03/31/05#           03/31/04#           03/31/03#           03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $10.27               $6.96               $9.31               $8.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.13                0.09                0.06                0.07
  Net realized and unrealized gain/(loss)
    on investments                               0.91                3.29               (2.25)               1.46
  Net increase/(decrease) in net asset
    value from operations                        1.04                3.38               (2.19)               1.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.10)              (0.07)              (0.04)              (0.06)
  Distributions from net realized gains         (0.27)               --##               (0.12)              (0.55)
  Total dividends and distributions             (0.37)              (0.07)              (0.16)              (0.61)
  Net asset value, end of period                $10.94              $10.27               $6.96               $9.31
  TOTAL RETURN++                                10.32%              48.67%             (23.77)%             18.29%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $1,601,005          $1,461,843           $860,997            $679,205
  Ratio of operating expenses to average
    net assets                                 0.14%(b)         0.25%(a)(b)(c)         0.35%(a)            0.35%(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                     0.14%(b)           0.25%(a)(c)          0.35%(a)            0.35%(a)
  Ratio of net investment income/(loss)
    to average net assets                        1.21%               0.95%               0.84%               0.82%
  Portfolio turnover rate                         18%                 9%                  15%                 16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.28%(d)           0.50%(e)(a)          0.70%(a)            0.72%(a)

                                              PERIOD ENDED
  CLASS Z SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.08
  Net realized and unrealized gain/(loss)
    on investments                               (0.72)
  Net increase/(decrease) in net asset
    value from operations                        (0.64)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.08)
  Distributions from net realized gains          (0.89)
  Total dividends and distributions              (0.97)
  Net asset value, end of period                  $8.39
  TOTAL RETURN++                                 (7.27)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $342,503
  Ratio of operating expenses to average
    net assets                                  0.35%(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                      0.36%(a)
  Ratio of net investment income/(loss)
    to average net assets                         0.82%
  Portfolio turnover rate                          69%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.75%(a)

* Columbia Mid Cap Index Fund Class Z shares commenced operations on March 31, 2000.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.25% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.47% for Class Z shares.

COLUMBIA SMALL CAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $17.95               $11.59               $15.63               $13.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.16                 0.09                 0.07                 0.06
  Net realized and unrealized gain/(loss)
    on investments                               2.04                 6.40                (4.00)                2.73
  Net increase/(decrease) in net asset
    value from operations                        2.20                 6.49                (3.93)                2.79
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)               (0.08)               (0.05)               (0.07)
  Distributions from net realized gains         (0.77)               (0.05)               (0.06)               (0.33)
  Total dividends and distributions             (0.91)               (0.13)               (0.11)               (0.40)
  Net asset value, end of year                  $19.24               $17.95               $11.59               $15.63
  TOTAL RETURN++                                12.84%               56.11%              (25.26)%              21.30%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,072,113            $914,267             $517,680             $499,084
  Ratio of operating expenses to average
    net assets(a)                                0.21%              0.31%(c)               0.40%                0.40%
  Ratio of operating expenses including
    interest expense to average net
    assets(a)                                  0.21%(b)            0.31%(b)(c)             0.40%                0.40%
  Ratio of net investment income/(loss)
    to average net assets                        0.89%                0.57%                0.51%                0.46%
  Portfolio turnover rate                         16%                  16%                  26%                  18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.32%(e)             0.53%(d)               0.76%                0.76%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $13.53
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.08
  Net realized and unrealized gain/(loss)
    on investments                               (0.31)
  Net increase/(decrease) in net asset
    value from operations                        (0.23)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.06)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.06)
  Net asset value, end of year                   $13.24
  TOTAL RETURN++                                 (1.74)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $256,465
  Ratio of operating expenses to average
    net assets(a)                                 0.41%
  Ratio of operating expenses including
    interest expense to average net
    assets(a)                                     0.41%
  Ratio of net investment income/(loss)
    to average net assets                         0.56%
  Portfolio turnover rate                          65%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.79%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.51% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.29% for Class Z shares.

COLUMBIA LARGE CAP ENHANCED CORE
FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $13.59               $10.00               $14.00               $14.90
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 0.20(b)               0.15                 0.14                 0.13
  Net realized and unrealized gain/(loss)
    on investments                               0.67                 3.59                (3.53)                0.38
  Net increase/(decrease) in net asset
    value from operations                        0.87                 3.74                (3.39)                0.51
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.24)               (0.15)               (0.07)               (0.12)
  Distributions from net realized gains         (0.77)                 --                 (0.54)               (1.29)
  Total dividends and distributions             (1.01)               (0.15)               (0.61)               (1.41)
  Net asset value, end of year                  $13.45               $13.59               $10.00               $14.00
  TOTAL RETURN++                                 6.90%               37.41%              (25.03)%               2.80%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $325,008             $246,181             $191,535             $190,130
  Ratio of operating expenses to average
    net assets(a)                                0.50%             0.50%(c)(d)           0.50%(c)             0.50%(c)
  Ratio of net investment income/(loss)
    to average net assets                        1.52%                1.23%                1.26%                0.89%
  Portfolio turnover rate                        218%                 307%                 366%                 345%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.75%(e)             0.76%(f)               0.80%                0.75%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.04
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.13
  Net realized and unrealized gain/(loss)
    on investments                               (4.46)
  Net increase/(decrease) in net asset
    value from operations                        (4.33)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.12)
  Distributions from net realized gains          (2.69)
  Total dividends and distributions              (2.81)
  Net asset value, end of year                   $14.90
  TOTAL RETURN++                                (21.49%)
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $345,795
  Ratio of operating expenses to average
    net assets(a)                               0.50%(c)
  Ratio of net investment income/(loss)
    to average net assets                         0.67%
  Portfolio turnover rate                          97%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.70%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Net investment income per share reflects a special dividend which amounted to $0.04 per share.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.72% for Class Z shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.73% for Class Z shares.

COLUMBIA SHORT TERM BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.06               $10.08                $9.82                $9.80
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.24                 0.22                 0.31                 0.48
  Net realized and unrealized gain/(loss)
    on investments                              (0.25)                0.04                 0.29                 0.02
  Net increase/(decrease) in net asset
    value from operations                       (0.01)                0.26                 0.60                 0.50
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.23)               (0.23)               (0.31)               (0.48)
  Distributions from net realized gains         (0.02)               (0.05)               (0.03)                 --
  Total dividends and distributions             (0.25)               (0.28)               (0.34)               (0.48)
  Net asset value, end of year                   $9.80               $10.06               $10.08                $9.82
  TOTAL RETURN++                                (0.04)%               2.60%                6.18%                5.19%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $926,514            $1,099,131            $791,981             $493,457
  Ratio of operating expenses to average
    net assets(a)                                0.48%              0.47%(c)               0.50%                0.52%
  Ratio of net investment income/(loss)
    to average net assets                        2.37%                2.24%                2.99%                4.79%
  Portfolio turnover rate                        128%                 164%                  54%                  80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.58%(b)             0.60%(d)               0.60%                0.62%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.58
  Net realized and unrealized gain/(loss)
    on investments                                0.29
  Net increase/(decrease) in net asset
    value from operations                         0.87
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.58)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.58)
  Net asset value, end of year                    $9.80
  TOTAL RETURN++                                  9.44%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $358,812
  Ratio of operating expenses to average
    net assets(a)                                 0.51%
  Ratio of net investment income/(loss)
    to average net assets                         6.04%
  Portfolio turnover rate                          42%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.61%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.56% for Class Z shares.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.57% for Class Z shares.

COLUMBIA INTERMEDIATE CORE BOND
FUND+++#

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.94                $9.93                $9.41                $9.52
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.31                 0.29                 0.34                 0.49
  Net realized and unrealized gain/(loss)
    on investments                              (0.39)                0.14                 0.64                (0.11)
  Net increase/(decrease) in net asset
    value from operations                       (0.08)                0.43                 0.98                 0.38
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.30)               (0.30)               (0.34)               (0.49)
  Distributions from net realized gains         (0.09)               (0.12)               (0.12)                 --
  Total dividends and distributions             (0.39)               (0.42)               (0.46)               (0.49)
  Net asset value, end of period                 $9.47                $9.94                $9.93                $9.41
  TOTAL RETURN++                                (0.73)%               4.44%               10.62%                4.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $594,657             $680,063             $695,894             $261,018
  Ratio of operating expenses to average
    net assets                                   0.64%                0.68%                0.70%                0.78%
  Ratio of net investment income/(loss)
    to average net assets                        3.17%                2.94%                3.46%                4.80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.68%                0.69%                0.70%                0.86%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $9.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.58
  Net realized and unrealized gain/(loss)
    on investments                                0.39
  Net increase/(decrease) in net asset
    value from operations                         0.97
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.58)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.58)
  Net asset value, end of period                  $9.52
  TOTAL RETURN++                                 11.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $51,178
  Ratio of operating expenses to average
    net assets                                    0.78%
  Ratio of net investment income/(loss)
    to average net assets                         6.31%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.81%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Intermediate Core Bond Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA TOTAL RETURN BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.17               $10.00                $9.66                $9.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.33                 0.36                 0.35                 0.53
  Net realized and unrealized gain/(loss)
    on investments                              (0.18)                0.23                 0.53                (0.11)
  Net increase/(decrease) in net asset
    value from operations                        0.15                 0.59                 0.88                 0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.36)               (0.36)               (0.37)               (0.54)
  Distributions from net realized gains         (0.15)               (0.06)               (0.17)                 --
  Total dividends and distributions             (0.51)               (0.42)               (0.54)               (0.54)
  Net asset value, end of year                   $9.81               $10.17               $10.00                $9.66
  TOTAL RETURN++                                 1.56%                6.07%                9.32%                4.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,861,448           $2,260,519           $2,482,229           $2,256,647
  Ratio of operating expenses to average
    net assets(a)                                0.58%                0.65%                0.67%              0.68%(c)
  Ratio of net investment income/(loss)
    to average net assets                        3.30%                3.61%                3.50%                5.28%
  Portfolio turnover rate                        402%                 398%                 488%                 314%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.66%(b)             0.68%(d)               0.67%                0.68%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.62
  Net realized and unrealized gain/(loss)
    on investments                                0.41
  Net increase/(decrease) in net asset
    value from operations                         1.03
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.62)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.62)
  Net asset value, end of year                    $9.78
  TOTAL RETURN++                                 11.39%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $2,333,703
  Ratio of operating expenses to average
    net assets(a)                                 0.67%
  Ratio of net investment income/(loss)
    to average net assets                         6.53%
  Portfolio turnover rate                         120%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.67%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.64% for Class Z shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.66% for Class Z shares.

COLUMBIA HIGH INCOME FUND+++#

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.86                $8.57                $8.86                $9.27
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.67                 0.73                 0.77                 0.86
  Net realized and unrealized gain/(loss)
    on investments                               0.04                 1.38                (0.29)               (0.34)
  Net increase/(decrease) in net asset
    value from operations                        0.71                 2.11                 0.48                 0.52
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.68)               (0.73)               (0.77)               (0.88)
  Distributions from net realized gains         (0.52)               (0.09)                 --                 (0.05)
  Total dividends and distributions             (1.20)               (0.82)               (0.77)               (0.93)
  Net asset value, end of period                 $9.37                $9.86                $8.57                $8.86
  TOTAL RETURN++                                 7.76%               25.30%                6.19%                6.05%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $707,834             $798,398             $460,639             $194,867
  Ratio of operating expenses to average
    net assets                                   0.84%                0.84%                0.90%                0.93%
  Ratio of net investment income/(loss)
    to average net assets                        7.09%                7.62%                9.47%                9.75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.84%                0.84%                0.90%                1.00%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $9.90
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.96
  Net realized and unrealized gain/(loss)
    on investments                               (0.54)
  Net increase/(decrease) in net asset
    value from operations                         0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (1.05)
  Distributions from net realized gains            --
  Total dividends and distributions              (1.05)
  Net asset value, end of period                  $9.27
  TOTAL RETURN++                                  4.51%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $61,181
  Ratio of operating expenses to average
    net assets                                    0.93%
  Ratio of net investment income/(loss)
    to average net assets                        10.97%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.45%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia High Income Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA SHORT TERM MUNICIPAL
BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.42               $10.40               $10.13               $10.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.24                 0.22                 0.26                 0.34
  Net realized and unrealized gain/(loss)
    on investments                              (0.21)                0.02                 0.27                 0.01
  Net increase/(decrease) in net asset
    value from operations                        0.03                 0.24                 0.53                 0.35
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.24)               (0.22)               (0.26)               (0.36)
  Net asset value, end of year                  $10.21               $10.42               $10.40               $10.13
  TOTAL RETURN++                                 0.31%                2.34%                5.27%                3.54%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $840,910            $1,009,036            $773,148             $364,372
  Ratio of operating expenses to average
    net assets(a)                                0.40%                0.40%                0.40%                0.40%
  Ratio of net investment income/(loss)
    to average net assets                        2.35%                2.12%                2.46%                3.37%
  Portfolio turnover rate                         17%                  20%                  11%                  12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.55%                0.58%                0.59%                0.63%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.44
  Net realized and unrealized gain/(loss)
    on investments                                0.20
  Net increase/(decrease) in net asset
    value from operations                         0.64
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.44)
  Net asset value, end of year                   $10.14
  TOTAL RETURN++                                  6.61%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $105,004
  Ratio of operating expenses to average
    net assets(a)                                 0.40%
  Ratio of net investment income/(loss)
    to average net assets                         4.41%
  Portfolio turnover rate                          38%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.66%

* Effective April 1, 2001, Columbia Short Term Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.33% to 3.37%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MUNICIPAL INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.16               $11.07               $10.83               $11.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.49                 0.50                 0.53                 0.55
  Net realized and unrealized gain/(loss)
    on investments                              (0.29)                0.09                 0.24                (0.31)
  Net increase/(decrease) in net asset
    value from operations                        0.20                 0.59                 0.77                 0.24
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.50)               (0.50)               (0.53)               (0.55)
  Total dividends and distributions             (0.50)               (0.50)               (0.53)               (0.55)
  Net asset value, end of year                  $10.86               $11.16               $11.07               $10.83
  TOTAL RETURN++                                 1.82%                5.44%                7.19%                2.21%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $555,155             $662,303             $749,047             $805,149
  Ratio of operating expenses to average
    net assets(a)                                0.60%              0.59%(d)               0.60%                0.60%
  Ratio of net investment income/(loss)
    to average net assets                        4.52%                4.50%                4.77%                5.01%
  Portfolio turnover rate                         16%                  8%                   25%                  13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.77%(b)             0.81%(c)               0.79%                0.79%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.56
  Net realized and unrealized gain/(loss)
    on investments                                0.45
  Net increase/(decrease) in net asset
    value from operations                         1.01
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.56)
  Total dividends and distributions              (0.56)
  Net asset value, end of year                   $11.14
  TOTAL RETURN++                                  9.80%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $881,611
  Ratio of operating expenses to average
    net assets(a)                                 0.60%
  Ratio of net investment income/(loss)
    to average net assets                         5.13%
  Portfolio turnover rate                          18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.79%

* Effective April 1, 2001, Columbia Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.95% to 5.01%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.74% for Class Z shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.78% for Class Z shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 0.60% for Class Z shares.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

COLUMBIA CONVERTIBLE SECURITIES FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.84%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.16%            $10,416.00      $   85.75
       2           10.25%            $11,025.00              8.49%            $10,849.31      $   89.31
       3           15.76%            $11,576.25             13.01%            $11,300.64      $   93.03
       4           21.55%            $12,155.06             17.71%            $11,770.74      $   96.90
       5           27.63%            $12,762.82             22.60%            $12,260.41      $  100.93
       6           34.01%            $13,400.96             27.70%            $12,770.44      $  105.13
       7           40.71%            $14,071.00             33.02%            $13,301.69      $  109.50
       8           47.75%            $14,774.55             38.55%            $13,855.04      $  114.06
       9           55.13%            $15,513.28             44.31%            $14,431.41      $  118.80
      10           62.89%            $16,288.95             50.32%            $15,031.76      $  123.75
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,031.76
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,037.16

COLUMBIA ASSET ALLOCATION FUND II -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.00%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.00%            $10,400.00      $  102.00
       2           10.25%            $11,025.00              8.16%            $10,816.00      $  106.08
       3           15.76%            $11,576.25             12.49%            $11,248.64      $  110.32
       4           21.55%            $12,155.06             16.99%            $11,698.59      $  114.74
       5           27.63%            $12,762.82             21.67%            $12,166.53      $  119.33
       6           34.01%            $13,400.96             26.53%            $12,653.19      $  124.10
       7           40.71%            $14,071.00             31.59%            $13,159.32      $  129.06
       8           47.75%            $14,774.55             36.86%            $13,685.69      $  134.23
       9           55.13%            $15,513.28             42.33%            $14,233.12      $  139.59
      10           62.89%            $16,288.95             48.02%            $14,802.44      $  145.18
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,802.44
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,224.62

COLUMBIA LARGE CAP VALUE FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.76%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.24%            $10,424.00      $ 77.61
       2           10.25%            $11,025.00             8.66%            $10,865.98      $ 80.90
       3           15.76%            $11,576.25            13.27%            $11,326.70      $ 84.33
       4           21.55%            $12,155.06            18.07%            $11,806.95      $ 87.91
       5           27.63%            $12,762.82            23.08%            $12,307.56      $ 91.64
       6           34.01%            $13,400.96            28.29%            $12,829.40      $ 95.52
       7           40.71%            $14,071.00            33.73%            $13,373.37      $ 99.57
       8           47.75%            $14,774.55            39.40%            $13,940.40      $103.79
       9           55.13%            $15,513.28            45.31%            $14,531.47      $108.19
      10           62.89%            $16,288.95            51.48%            $15,147.61      $112.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,147.61
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $942.25

COLUMBIA MID CAP VALUE FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.91%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.09%            $10,409.00      $   92.86
       2           10.25%            $11,025.00              8.35%            $10,834.73      $   96.66
       3           15.76%            $11,576.25             12.78%            $11,277.87      $  100.61
       4           21.55%            $12,155.06             17.39%            $11,739.13      $  104.73
       5           27.63%            $12,762.82             22.19%            $12,219.26      $  109.01
       6           34.01%            $13,400.96             27.19%            $12,719.03      $  113.47
       7           40.71%            $14,071.00             32.39%            $13,239.24      $  118.11
       8           47.75%            $14,774.55             37.81%            $13,780.73      $  122.94
       9           55.13%            $15,513.28             43.44%            $14,344.36      $  127.97
      10           62.89%            $16,288.95             49.31%            $14,931.04      $  133.20
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,931.04
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,119.56

COLUMBIA LARGE CAP CORE FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.76%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.24%            $10,424.00      $ 77.61
       2           10.25%            $11,025.00              8.66%            $10,865.98      $ 80.90
       3           15.76%            $11,576.25             13.27%            $11,326.70      $ 84.33
       4           21.55%            $12,155.06             18.07%            $11,806.95      $ 87.91
       5           27.63%            $12,762.82             23.08%            $12,307.56      $ 91.64
       6           34.01%            $13,400.96             28.29%            $12,829.40      $ 95.52
       7           40.71%            $14,071.00             33.73%            $13,373.37      $ 99.57
       8           47.75%            $14,774.55             39.40%            $13,940.40      $103.79
       9           55.13%            $15,513.28             45.31%            $14,531.47      $108.19
      10           62.89%            $16,288.95             51.48%            $15,147.61      $112.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,147.61
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $942.25

COLUMBIA MARSICO GROWTH FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.01%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.99%            $10,399.00      $  103.01
       2           10.25%            $11,025.00              8.14%            $10,813.92      $  107.13
       3           15.76%            $11,576.25             12.45%            $11,245.40      $  111.40
       4           21.55%            $12,155.06             16.94%            $11,694.09      $  115.84
       5           27.63%            $12,762.82             21.61%            $12,160.68      $  120.47
       6           34.01%            $13,400.96             26.46%            $12,645.89      $  125.27
       7           40.71%            $14,071.00             31.50%            $13,150.46      $  130.27
       8           47.75%            $14,774.55             36.75%            $13,675.17      $  135.47
       9           55.13%            $15,513.28             42.21%            $14,220.81      $  140.87
      10           62.89%            $16,288.95             47.88%            $14,788.22      $  146.50
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,788.22
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,236.24

COLUMBIA MARSICO FOCUSED EQUITIES FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.98%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.02%            $10,402.00      $   99.97
       2           10.25%            $11,025.00              8.20%            $10,820.16      $  103.99
       3           15.76%            $11,576.25             12.55%            $11,255.13      $  108.17
       4           21.55%            $12,155.06             17.08%            $11,707.59      $  112.52
       5           27.63%            $12,762.82             21.78%            $12,178.23      $  117.04
       6           34.01%            $13,400.96             26.68%            $12,667.80      $  121.75
       7           40.71%            $14,071.00             31.77%            $13,177.04      $  126.64
       8           47.75%            $14,774.55             37.07%            $13,706.76      $  131.73
       9           55.13%            $15,513.28             42.58%            $14,257.77      $  137.03
      10           62.89%            $16,288.95             48.31%            $14,830.93      $  142.53
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,830.93
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,201.36

COLUMBIA MARSICO MID CAP GROWTH FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.98%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.02%            $10,402.00      $   99.97
       2           10.25%            $11,025.00             8.20%            $10,820.16      $  103.99
       3           15.76%            $11,576.25            12.55%            $11,255.13      $  108.17
       4           21.55%            $12,155.06            17.08%            $11,707.59      $  112.52
       5           27.63%            $12,762.82            21.78%            $12,178.23      $  117.04
       6           34.01%            $13,400.96            26.68%            $12,667.80      $  121.75
       7           40.71%            $14,071.00            31.77%            $13,177.04      $  126.64
       8           47.75%            $14,774.55            37.07%            $13,706.76      $  131.73
       9           55.13%            $15,513.28            42.58%            $14,257.77      $  137.03
      10           62.89%            $16,288.95            48.31%            $14,830.93      $  142.53
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,830.93
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,201.36

COLUMBIA MARSICO 21ST CENTURY FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.14%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.86%            $10,386.00      $  116.20
       2           10.25%            $11,025.00             7.87%            $10,786.90      $  120.69
       3           15.76%            $11,576.25            12.03%            $11,203.27      $  125.34
       4           21.55%            $12,155.06            16.36%            $11,635.72      $  130.18
       5           27.63%            $12,762.82            20.85%            $12,084.86      $  135.21
       6           34.01%            $13,400.96            25.51%            $12,551.33      $  140.43
       7           40.71%            $14,071.00            30.36%            $13,035.82      $  145.85
       8           47.75%            $14,774.55            35.39%            $13,539.00      $  151.48
       9           55.13%            $15,513.28            40.62%            $14,061.60      $  157.32
      10           62.89%            $16,288.95            46.04%            $14,604.38      $  163.40
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,604.38
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,386.09

COLUMBIA SMALL CAP VALUE FUND II -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.07%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.93%            $10,393.00      $  109.10
       2           10.25%            $11,025.00              8.01%            $10,801.44      $  113.39
       3           15.76%            $11,576.25             12.26%            $11,225.94      $  117.85
       4           21.55%            $12,155.06             16.67%            $11,667.12      $  122.48
       5           27.63%            $12,762.82             21.26%            $12,125.64      $  127.29
       6           34.01%            $13,400.96             26.02%            $12,602.18      $  132.29
       7           40.71%            $14,071.00             30.97%            $13,097.44      $  137.49
       8           47.75%            $14,774.55             36.12%            $13,612.17      $  142.90
       9           55.13%            $15,513.28             41.47%            $14,147.13      $  148.51
      10           62.89%            $16,288.95             47.03%            $14,703.11      $  154.35
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,703.11
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,305.65

COLUMBIA SMALL CAP GROWTH FUND II -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.93%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.07%            $10,407.00      $   94.89
       2           10.25%            $11,025.00              8.31%            $10,830.56      $   98.75
       3           15.76%            $11,576.25             12.71%            $11,271.37      $  102.77
       4           21.55%            $12,155.06             17.30%            $11,730.11      $  106.96
       5           27.63%            $12,762.82             22.08%            $12,207.53      $  111.31
       6           34.01%            $13,400.96             27.04%            $12,704.38      $  115.84
       7           40.71%            $14,071.00             32.21%            $13,221.44      $  120.56
       8           47.75%            $14,774.55             37.60%            $13,759.56      $  125.46
       9           55.13%            $15,513.28             43.20%            $14,319.57      $  130.57
      10           62.89%            $16,288.95             49.02%            $14,902.38      $  135.88
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,902.38
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,143.00

COLUMBIA GLOBAL VALUE FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.24%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.76%            $10,376.00      $  126.33
       2           10.25%            $11,025.00              7.66%            $10,766.14      $  131.08
       3           15.76%            $11,576.25             11.71%            $11,170.94      $  136.01
       4           21.55%            $12,155.06             15.91%            $11,590.97      $  141.12
       5           27.63%            $12,762.82             20.27%            $12,026.79      $  146.43
       6           34.01%            $13,400.96             24.79%            $12,479.00      $  151.94
       7           40.71%            $14,071.00             29.48%            $12,948.21      $  157.65
       8           47.75%            $14,774.55             34.35%            $13,435.06      $  163.58
       9           55.13%            $15,513.28             39.40%            $13,940.22      $  169.73
      10           62.89%            $16,288.95             44.64%            $14,464.37      $  176.11
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,464.37
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,499.97

COLUMBIA INTERNATIONAL VALUE FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.01%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.99%            $10,399.00      $  103.01
       2           10.25%            $11,025.00              8.14%            $10,813.92      $  107.13
       3           15.76%            $11,576.25             12.45%            $11,245.40      $  111.40
       4           21.55%            $12,155.06             16.94%            $11,694.09      $  115.84
       5           27.63%            $12,762.82             21.61%            $12,160.68      $  120.47
       6           34.01%            $13,400.96             26.46%            $12,645.89      $  125.27
       7           40.71%            $14,071.00             31.50%            $13,150.46      $  130.27
       8           47.75%            $14,774.55             36.75%            $13,675.17      $  135.47
       9           55.13%            $15,513.28             42.21%            $14,220.81      $  140.87
      10           62.89%            $16,288.95             47.88%            $14,788.22      $  146.50
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,788.22
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,236.24

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.97%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.03%            $10,403.00      $   98.95
       2           10.25%            $11,025.00              8.22%            $10,822.24      $  102.94
       3           15.76%            $11,576.25             12.58%            $11,258.38      $  107.09
       4           21.55%            $12,155.06             17.12%            $11,712.09      $  111.41
       5           27.63%            $12,762.82             21.84%            $12,184.09      $  115.90
       6           34.01%            $13,400.96             26.75%            $12,675.11      $  120.57
       7           40.71%            $14,071.00             31.86%            $13,185.91      $  125.43
       8           47.75%            $14,774.55             37.17%            $13,717.30      $  130.48
       9           55.13%            $15,513.28             42.70%            $14,270.11      $  135.74
      10           62.89%            $16,288.95             48.45%            $14,845.20      $  141.21
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,845.20
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,189.71

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.12%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.88%            $10,388.00      $  114.17
       2           10.25%            $11,025.00              7.91%            $10,791.05      $  118.60
       3           15.76%            $11,576.25             12.10%            $11,209.75      $  123.20
       4           21.55%            $12,155.06             16.45%            $11,644.69      $  127.98
       5           27.63%            $12,762.82             20.96%            $12,096.50      $  132.95
       6           34.01%            $13,400.96             25.66%            $12,565.84      $  138.11
       7           40.71%            $14,071.00             30.53%            $13,053.40      $  143.47
       8           47.75%            $14,774.55             35.60%            $13,559.87      $  149.03
       9           55.13%            $15,513.28             40.86%            $14,085.99      $  154.82
      10           62.89%            $16,288.95             46.33%            $14,632.53      $  160.82
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,632.53
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,363.17

COLUMBIA LARGE CAP INDEX FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.14%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.86%             $10,486.00        $ 14.34
       2           10.25%             $11,025.00              9.96%             $10,995.62        $ 15.04
       3           15.76%             $11,576.25             15.30%             $11,530.01        $ 15.77
       4           21.55%             $12,155.06             20.90%             $12,090.37        $ 16.53
       5           27.63%             $12,762.82             26.78%             $12,677.96        $ 17.34
       6           34.01%             $13,400.96             32.94%             $13,294.11        $ 18.18
       7           40.71%             $14,071.00             39.40%             $13,940.20        $ 19.06
       8           47.75%             $14,774.55             46.18%             $14,617.69        $ 19.99
       9           55.13%             $15,513.28             53.28%             $15,328.11        $ 20.96
      10           62.89%             $16,288.95             60.73%             $16,073.06        $ 21.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 6,073.06
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $179.20

COLUMBIA MID CAP INDEX FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.14%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.86%            $10,486.00      $ 14.34
       2           10.25%            $11,025.00             9.96%            $10,995.62      $ 15.04
       3           15.76%            $11,576.25            15.30%            $11,530.01      $ 15.77
       4           21.55%            $12,155.06            20.90%            $12,090.37      $ 16.53
       5           27.63%            $12,762.82            26.78%            $12,677.96      $ 17.34
       6           34.01%            $13,400.96            32.94%            $13,294.11      $ 18.18
       7           40.71%            $14,071.00            39.40%            $13,940.20      $ 19.06
       8           47.75%            $14,774.55            46.18%            $14,617.69      $ 19.99
       9           55.13%            $15,513.28            53.28%            $15,328.11      $ 20.96
      10           62.89%            $16,288.95            60.73%            $16,073.06      $ 21.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 6,073.06
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $179.20

COLUMBIA SMALL CAP INDEX FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.21%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.79%            $10,479.00      $ 21.50
       2           10.25%            $11,025.00              9.81%            $10,980.94      $ 22.53
       3           15.76%            $11,576.25             15.07%            $11,506.93      $ 23.61
       4           21.55%            $12,155.06             20.58%            $12,058.11      $ 24.74
       5           27.63%            $12,762.82             26.36%            $12,635.70      $ 25.93
       6           34.01%            $13,400.96             32.41%            $13,240.95      $ 27.17
       7           40.71%            $14,071.00             38.75%            $13,875.19      $ 28.47
       8           47.75%            $14,774.55             45.40%            $14,539.81      $ 29.84
       9           55.13%            $15,513.28             52.36%            $15,236.27      $ 31.26
      10           62.89%            $16,288.95             59.66%            $15,966.08      $ 32.76
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,966.08
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $267.83

COLUMBIA LARGE CAP ENHANCED CORE FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.50%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.50%             $10,450.00        $ 51.13
       2           10.25%             $11,025.00              9.20%             $10,920.25        $ 53.43
       3           15.76%             $11,576.25             14.12%             $11,411.66        $ 55.83
       4           21.55%             $12,155.06             19.25%             $11,925.19        $ 58.34
       5           27.63%             $12,762.82             24.62%             $12,461.82        $ 60.97
       6           34.01%             $13,400.96             30.23%             $13,022.60        $ 63.71
       7           40.71%             $14,071.00             36.09%             $13,608.62        $ 66.58
       8           47.75%             $14,774.55             42.21%             $14,221.01        $ 69.57
       9           55.13%             $15,513.28             48.61%             $14,860.95        $ 72.70
      10           62.89%             $16,288.95             55.30%             $15,529.69        $ 75.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 5,529.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $628.23

COLUMBIA SHORT TERM BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.48%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.52%            $10,452.00      $ 49.08
       2           10.25%            $11,025.00              9.24%            $10,924.43      $ 51.30
       3           15.76%            $11,576.25             14.18%            $11,418.21      $ 53.62
       4           21.55%            $12,155.06             19.34%            $11,934.32      $ 56.05
       5           27.63%            $12,762.82             24.74%            $12,473.75      $ 58.58
       6           34.01%            $13,400.96             30.38%            $13,037.56      $ 61.23
       7           40.71%            $14,071.00             36.27%            $13,626.86      $ 63.99
       8           47.75%            $14,774.55             42.43%            $14,242.79      $ 66.89
       9           55.13%            $15,513.28             48.87%            $14,886.57      $ 69.91
      10           62.89%            $16,288.95             55.59%            $15,559.44      $ 73.07
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,559.44
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $603.73

COLUMBIA INTERMEDIATE CORE BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.61%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.39%            $10,439.00      $ 62.34
       2           10.25%            $11,025.00              8.97%            $10,897.27      $ 65.08
       3           15.76%            $11,576.25             13.76%            $11,375.66      $ 67.93
       4           21.55%            $12,155.06             18.75%            $11,875.05      $ 70.91
       5           27.63%            $12,762.82             23.96%            $12,396.37      $ 74.03
       6           34.01%            $13,400.96             29.41%            $12,940.57      $ 77.28
       7           40.71%            $14,071.00             35.09%            $13,508.66      $ 80.67
       8           47.75%            $14,774.55             41.02%            $14,101.69      $ 84.21
       9           55.13%            $15,513.28             47.21%            $14,720.75      $ 87.91
      10           62.89%            $16,288.95             53.67%            $15,367.00      $ 91.77
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,367.00
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $762.13

COLUMBIA TOTAL RETURN BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.54%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.46%            $10,446.00      $ 55.20
       2           10.25%            $11,025.00              9.12%            $10,911.89      $ 57.67
       3           15.76%            $11,576.25             13.99%            $11,398.56      $ 60.24
       4           21.55%            $12,155.06             19.07%            $11,906.94      $ 62.92
       5           27.63%            $12,762.82             24.38%            $12,437.99      $ 65.73
       6           34.01%            $13,400.96             29.93%            $12,992.72      $ 68.66
       7           40.71%            $14,071.00             35.72%            $13,572.20      $ 71.73
       8           47.75%            $14,774.55             41.78%            $14,177.52      $ 74.92
       9           55.13%            $15,513.28             48.10%            $14,809.83      $ 78.27
      10           62.89%            $16,288.95             54.70%            $15,470.35      $ 81.76
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,470.35
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $677.10

COLUMBIA HIGH INCOME FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.83%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND     END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES        FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.17%            $10,417.00      $   84.73
       2           10.25%            $11,025.00              8.51%            $10,851.39      $   88.26
       3           15.76%            $11,576.25             13.04%            $11,303.89      $   91.94
       4           21.55%            $12,155.06             17.75%            $11,775.26      $   95.78
       5           27.63%            $12,762.82             22.66%            $12,266.29      $   99.77
       6           34.01%            $13,400.96             27.78%            $12,777.80      $  103.93
       7           40.71%            $14,071.00             33.11%            $13,310.63      $  108.27
       8           47.75%            $14,774.55             38.66%            $13,865.68      $  112.78
       9           55.13%            $15,513.28             44.44%            $14,443.88      $  117.48
      10           62.89%            $16,288.95             50.46%            $15,046.19      $  122.38
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,046.19
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,025.34

COLUMBIA SHORT TERM MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.40%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.60%            $10,460.00      $ 40.92
       2           10.25%            $11,025.00              9.41%            $10,941.16      $ 42.80
       3           15.76%            $11,576.25             14.44%            $11,444.45      $ 44.77
       4           21.55%            $12,155.06             19.71%            $11,970.90      $ 46.83
       5           27.63%            $12,762.82             25.22%            $12,521.56      $ 48.98
       6           34.01%            $13,400.96             30.98%            $13,097.55      $ 51.24
       7           40.71%            $14,071.00             37.00%            $13,700.04      $ 53.60
       8           47.75%            $14,774.55             43.30%            $14,330.24      $ 56.06
       9           55.13%            $15,513.28             49.89%            $14,989.43      $ 58.64
      10           62.89%            $16,288.95             56.79%            $15,678.95      $ 61.34
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,678.95
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $505.18

COLUMBIA MUNICIPAL INCOME FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.60%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-    ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER    FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES    EXPENSES
       1            5.00%            $10,500.00              4.40%            $10,440.00       $ 61.32
       2           10.25%            $11,025.00              8.99%            $10,899.36       $ 64.02
       3           15.76%            $11,576.25             13.79%            $11,378.93       $ 66.83
       4           21.55%            $12,155.06             18.80%            $11,879.60       $ 69.78
       5           27.63%            $12,762.82             24.02%            $12,402.31       $ 72.85
       6           34.01%            $13,400.96             29.48%            $12,948.01       $ 76.05
       7           40.71%            $14,071.00             35.18%            $13,517.72       $ 79.40
       8           47.75%            $14,774.55             41.13%            $14,112.50       $ 82.89
       9           55.13%            $15,513.28             47.33%            $14,733.45       $ 86.54
      10           62.89%            $16,288.95             53.82%            $15,381.72       $ 90.35
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,381.72
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                            $750.02

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).
CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated

"BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.
MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.
OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.
S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400(1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

SYSTEMATIC ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500", "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.



216
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--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT(R)



WHERE TO FIND MORE INFORMATION

You'll find more information about Columbia Funds Stock, International/Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

BY MAIL:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
www.columbiafunds.com


Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number: 811-09645
Columbia Funds Series Trust

PRO-36/91456--1005

COLUMBIA MANAGEMENT(R)

State Municipal Bond Funds


Prospectus-- Class Z Shares

November 1, 2005



Columbia California Intermediate Municipal Bond Fund
(formerly, Nations California Intermediate Municipal Bond Fund)

Columbia Florida Intermediate Municipal Bond Fund
(formerly, Nations Florida Intermediate Municipal Bond Fund)

Columbia Georgia Intermediate Municipal Bond Fund
(formerly, Nations Georgia Intermediate Municipal Bond Fund)

Columbia Maryland Intermediate Municipal Bond Fund
(formerly, Nations Maryland Intermediate Municipal Bond Fund)

Columbia North Carolina Intermediate Municipal Bond Fund
(formerly, Nations North Carolina Intermediate Municipal Bond Fund)

Columbia South Carolina Intermediate Municipal Bond Fund
(formerly, Nations South Carolina Intermediate Municipal Bond Fund)

Columbia Texas Intermediate Municipal Bond Fund
(formerly, Nations Texas Intermediate Municipal Bond Fund)

Columbia Virginia Intermediate Municipal Bond Fund
(formerly, Nations Virginia Intermediate Municipal Bond Fund)







THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FDIC-INSURED  MAY LOSE VALUE NOT
              NO BANK GUARANTEE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN
 THIS PROSPECTUS ON PAGE 77.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Funds State Municipal Bond Funds. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

These Funds invest most of their assets in securities issued by one state and its public authorities and local governments, and are generally intended for residents of that state.

Each Fund focuses on the potential to earn income that is generally free from federal and state income tax by investing primarily in municipal securities.

Municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of municipal securities. There's always a risk that you'll lose money, or that you may not earn as much as you expect.

Because they invest primarily in securities issued by one state, and its public authorities and local governments, the Funds are considered to be non-diversified. This means the value of a Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The State Municipal Bond Funds may be suitable for you if:

  - you're looking for income

  - you want to reduce taxes on your investment

  - you have longer-term investment goals

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE
 ABOUT THE ADVISER STARTING
 ON PAGE 50.

--------------------------------------------------------------------------------


COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND             4
------------------------------------------------------------------
COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND               10
------------------------------------------------------------------
COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND               15
------------------------------------------------------------------
COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND              20
------------------------------------------------------------------
COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND        25
------------------------------------------------------------------
COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND        31
------------------------------------------------------------------
COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND                 37
------------------------------------------------------------------
COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND              43
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     48
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       50

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         54
  Distributions and taxes                                       60
  Legal matters                                                 62
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            63
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            72
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   77
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 50.

THIS FUND AT A GLANCE

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF CALIFORNIA

  - INCOME POTENTIAL: MODERATE

  - RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and California state individual income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of the securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if she believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. She reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when she believes the security is overvalued, when there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia California Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. Government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which, in turn, generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. The current finances of California and its municipalities have improved during fiscal year 2004-05, in part due to an improved economy and higher employment rates, which increased tax revenue. California remains the state with the lowest credit rating, which increased tax revenue. California remains the state with the lowest credit rating, however. The Governor's Budget for 2005-06 projects a $6 billion deficit due to structural spending imbalances. The Governor proposes to cut program spending and to shift responsibility for certain obligations to make up the shortfall, but as of June 15, the State Legislature had not approved a final budget for the 2005-06 fiscal year. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               3.52%    2.48%



              *Year-to-date return as of June 30, 2005: 1.68%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2004:           3.14%
         WORST: 2ND QUARTER 2004:         -2.35%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                       2.48%     3.57%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS       2.31%     3.40%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                     3.01%     3.54%



         LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    3.02%     4.16%

      *THE INCEPTION DATE OF CLASS Z SHARES IS AUGUST 19, 2002. THE RETURN FOR
       THE INDEX SHOWN IS FROM AUGUST 31, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.18%
                                                                         -----



         Total annual Fund operating expenses                           0.73%



         Fee waivers and/or reimbursements                             (0.23)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this agreement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $210      $383       $885

COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL
BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 50.

THIS FUND AT A GLANCE

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF FLORIDA

  - INCOME POTENTIAL: MODERATE

  - RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Florida state intangibles tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Florida Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Florida, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Florida municipal obligations, which generally is free from federal income tax and Florida state intangibles tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than funds that invest in municipal bonds of many different states. For example, the State's economy relies on various industries including retirement migration, tourism and agriculture, which have historically driven the economy, as well as high technology jobs, service sector jobs and international trade which complement the three traditional industries. Adverse conditions affecting these industries could have an impact on Florida municipal securities. In addition, unfunded State of Florida mandates, including, but not limited to, classroom size limits and increased security measures may have an adverse effect on the credit quality of certain of the issuers of Florida municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              14.31%    3.74%    7.21%    5.38%   -0.59%    8.27%    4.78%    6.77%    3.86%    2.32%



              *Year-to-date return as of June 30, 2005: 1.55%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST:1ST QUARTER 1995:            5.85%
         WORST: 2ND QUARTER 2004:         -2.25%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                               1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES    2.32%    5.18%     5.54%      5.16%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                     2.28%    5.17%     5.53%      5.16%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               2.83%    5.08%     5.45%      5.11%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                               3.02%    6.18%     6.21%      --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL
           BOND INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)         3.15%    6.61%     6.48%      6.00%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 11, 1992. THE RETURNS
       FOR THE INDICES SHOWN ARE FROM DECEMBER 31, 1992.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.12%
                                                                         -----



         Total annual Fund operating expenses                           0.67%



         Fee waivers and/or reimbursements                             (0.17)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $197      $356       $818

COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL
BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 50.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF GEORGIA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Georgia state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Georgia individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPG GRAPHIC)    PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Columbia Georgia Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Georgia municipal obligations, which generally is free from federal income tax and Georgia state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Georgia and its municipalities, is more vulnerable to unfavorable developments in Georgia than funds that invest in municipal bonds of many different states. For example, the State's economy relies on various industries such as textiles, apparel, automobile production, real estate, tourism and construction. Adverse conditions affecting these industries could have an impact on Georgia municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              14.30%    3.65%    7.19%    5.59%   -1.32%    8.30%    5.55%    6.29%    4.35%    3.13%



              *Year-to-date return as of June 30, 2005: 1.61%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.57%
         WORST: 2ND QUARTER 2004          -2.10%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     3.13%     5.51%     5.64%      5.49%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         3.13%     5.51%     5.62%      5.46%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.45%     5.39%     5.53%      5.40%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                3.02%     6.18%     6.21%       --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              3.15%     6.61%     6.48%      6.21%

      *THE INCEPTION DATE OF CLASS Z SHARES IS MARCH 1, 1992. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM FEBRUARY 29, 1992.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.15%
                                                                         -----



         Total annual Fund operating expenses                           0.70%



         Fee waivers and/or reimbursements                             (0.20)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of 1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                       $51      $204      $370       $852

COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 50.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF MARYLAND

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Maryland state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Maryland individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT
 OTHER RISKS OF INVESTING IN
 THIS FUND IN OTHER IMPORTANT
 INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Maryland Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Maryland municipal obligations, which generally is free from federal income tax and Maryland state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Maryland and its municipalities, is more vulnerable to unfavorable developments in Maryland than funds that invest in municipal bonds of many different states. For example, Maryland's economy is more reliant on the government and service sectors than other states throughout the United States, and is particularly sensitive to changes in federal employment and spending. Adverse conditions affecting these sectors could have an impact on Maryland municipal securities. In addition, a somewhat uneven recovery in the national economy, along with domestic and international developments, has had and could continue to have an adverse effect on Maryland's economy and fiscal integrity. Maryland enacted a balanced budget for fiscal year 2006 without increasing taxes by temporary transfers from reserves and spending cuts. However, Maryland still faces a structural deficit of approximately $570 million in fiscal 2007, which may require the State to increase taxes or further cut spending.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              13.84%    3.64%    6.76%    5.30%   -0.83%    8.55%    4.66%    7.74%    3.59%    1.74%



              *Year-to-date return as of June 30, 2005: 1.07%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.62%
         WORST: 2ND QUARTER 2004:         -2.27%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     1.74%     5.23%     5.43%      5.63%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         1.74%     5.23%     5.43%      5.59%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                2.47%     5.13%     5.35%      5.53%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                3.02%     6.18%     6.21%      --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              3.15%     6.61%     6.48%     6.67%

      *THE INCEPTION DATE OF CLASS Z SHARES IS SEPTEMBER 1, 1990. THE RETURNS
       FOR THE INDICES SHOWN ARE FROM THAT DATE.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.13%
                                                                         -----



         Total annual Fund operating expenses                           0.68%



         Fee waivers and/or reimbursements                             (0.18)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $199      $361       $830

COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. JOHN TRENTACOSTE OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 50.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF NORTH CAROLINA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and North Carolina state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and North Carolina individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia North Carolina Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on North Carolina municipal obligations, which generally is free from federal income tax and North Carolina state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by North Carolina and its municipalities, is more vulnerable to unfavorable developments in North Carolina than funds that invest in municipal bonds of many different states. The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing and tourism. In recent years, services and trade (wholesale and retail) have continued to grow while agriculture and manufacturing have declined, particularly in the production of textile mill goods and furniture. While a portion of these declines is attributable to general economic conditions, much is related to increased competition from cheap foreign labor. In May 2005, the unemployment rate in North Carolina was 5.1 percent, the same as the national average of 5.1 percent. The State and its municipalities are constitutionally required to enact and maintain a balanced budget. North Carolina and many of its municipalities have been able to maintain balanced budgets for fiscal year 2005 primarily through reductions in services and expenditures. At the end of the 2003-2004 fiscal year, the State's tax revenues were $242 million more than projected. In spite of this excess, the State's General Fund expenditures exceeded revenues by $173 million. Accordingly, continued fiscal pressures, particularly Medicaid and school enrollment increases, and slow economic growth, have forced further budget cuts and spending reductions. No significant state tax increases are expected in fiscal year 2006, although several temporary tax increases that are scheduled to expire may be extended. North Carolina's bonds continue to receive a AAA rating from two major rating services, and Aa1 from a third, which in September 2004 revised the State's outlook to positive from stable. During the 2004 fiscal year, the State issued $1.159 billion in general obligation bonds (excluding refunding issues). At the end of fiscal year 2004, the State had general obligation bond debt of $4.98 billion. The State's total long-term debt outstanding of $5.54 billion was a 34.9% increase from the previous fiscal year-end. These factors could have a significant impact on North Carolina state and municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              14.14%    3.85%    7.22%    5.37%   -1.37%    8.59%    4.72%    8.13%    4.07%    3.07%



              *Year-to-date return as of June 30, 2005: 1.57%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.83%
         WORST: 2ND QUARTER 2004:         -1.95%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     3.07%     5.69%     5.71%      5.25%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         3.07%     5.69%     5.70%      5.22%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.42%     5.54%     5.59%      5.16%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTION FOR FEES, EXPENSES OR
           TAXES)                                3.02%     6.18%     6.21%      --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTION FOR
           FEES, EXPENSES OR TAXES)              3.15%     6.61%     6.48%      6.03%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 11, 1992. THE RETURNS
       FOR THE INDICES SHOWN ARE FROM NOVEMBER 30, 1992.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                               Class Z
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.55%



         Other expenses                                                  0.13%
                                                                          ------



         Total annual Fund operating expenses                            0.68%



         Fee waivers and/or reimbursements                              (0.18)%
                                                                          ------



         Total net expenses(3)                                           0.50%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $199      $361       $830

COLUMBIA SOUTH CAROLINA INTERMEDIATE
MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 50.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF SOUTH CAROLINA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and South Carolina state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and South Carolina individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia South Carolina Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on South Carolina municipal obligations, which generally is free from federal income tax and South Carolina state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.
      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by South Carolina and its municipalities, is more vulnerable to unfavorable developments in South Carolina than funds that invest in municipal bonds of many different states. In recent years, South Carolina's economy, which has tended to depend upon the national economy, has primarily relied upon agriculture, manufacturing and related industries, tourism, business services, international trade industries, health care and durable goods manufacturing. Adverse conditions affecting any of these industries could have an impact on South Carolina municipal securities. The unemployment rate in South Carolina during 2003 was eight-tenths of one percent higher than that of the nation. General Fund Revenues for the fiscal year ended June 30, 2000 were $5.897 billion; for the fiscal year ended June 30, 2001 were $6.010 billion; for the fiscal year ended June 30, 2002 were $5.763 billion; for the fiscal year ended June 30, 2003 were $5.846 billion; and for the fiscal year ended June 30, 2004 were $5.116 billion; and for the fiscal year ended June 30, 2005 are estimated to be $5.509 billion.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              13.67%    3.96%    6.83%    5.54%   -1.12%    8.71%    5.02%    6.85%    5.27%    3.31%



              *Year-to-date return as of June 30, 2005: 1.91%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.23%
         WORST: 2ND QUARTER 2004:         -2.24%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     3.31%     5.82%     5.74%      5.51%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         3.25%     5.78%     5.71%      5.49%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.67%     5.68%     5.64%      5.44%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                3.02%     6.18%     6.21%      --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              3.15%     6.61%     6.48%      6.15%

      *THE INCEPTION DATE OF CLASS Z SHARES IS JANUARY 6, 1992. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM DECEMBER 31, 1991.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.12%
                                                                         -----



         Total annual Fund operating expenses                           0.67%



         Fee waivers and/or reimbursements                             (0.17)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $197      $356       $818

COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 50.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TEXAS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Texas individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if she believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. She reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when she believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Texas Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Texas, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal securities, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Texas and its municipalities, is more vulnerable to unfavorable developments in Texas than funds that invest in municipal bonds of many different states. For example, important sectors of the State's economy include the oil and gas industry (including drilling, production, refining, chemicals and energy-related manufacturing) and high technology manufacturing (including computers, electronics and telecommunications equipment), along with an increasing emphasis on international trade. Each of these sectors has from time to time suffered from economic downturns. Adverse conditions in one or more of these sectors could have an adverse impact on Texas municipal securities. In addition, the Texas legislature has been attempting to reform the manner in which the State finances primary and secondary public school education. A majority of the funding for public school education has historically been derived from local sources through local property taxes. In the event that the State were to enact legislation that would require the State to finance a majority of the cost of primary and secondary public school education, any increased State expenditures, unless coupled with corresponding increases in State revenues, could have an adverse effect on the credit quality of certain issuers of Texas municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              12.93%    3.65%    7.12%    5.41%   -1.19%    8.53%    4.98%    7.32%    4.83%    3.22%



              *Year-to-date return as of June 30, 2005: 1.64%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           4.94%
         WORST: 2ND QUARTER 2004:         -1.98%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     3.22%     5.76%     5.62%      5.16%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         3.13%     5.74%     5.60%      5.13%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.56%     5.61%     5.52%      5.09%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                3.02%     6.18%     6.21%      --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              3.15%     6.61%     6.48%      6.00%

      *THE INCEPTION DATE OF CLASS Z SHARES IS JANUARY 12, 1993. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM DECEMBER 31, 1992.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.11%
                                                                         -----



         Total annual Fund operating expenses                           0.66%



         Fee waivers and/or reimbursements                             (0.16)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $195      $352       $807

COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL
BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 50.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF VIRGINIA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Virginia state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Virginia individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Virginia Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX-CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Virginia municipal obligations, which generally is free from federal income tax and Virginia state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Virginia and its municipalities, is more vulnerable to unfavorable developments in Virginia than funds that invest in municipal bonds of many different states. Traditionally, Virginia's economy has relied heavily upon industries such as agriculture (tobacco) and federal government-related employment. However, recent growth in the State's economy has been related to new businesses in high-technology and tourism industries. Adverse conditions affecting these industries could have a significant impact on Virginia municipal securities.


--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              13.39%    3.82%    6.83%    5.46%   -1.01%    8.70%    4.99%    7.79%    4.25%    3.01%



              *Year-to-date return as of June 30, 2005: 1.35%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.24%
         WORST: 2ND QUARTER 2004:         -1.88%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                     1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES          3.01%    5.73%     5.66%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                              2.99%    5.72%     5.66%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES      3.40%    5.57%     5.56%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)               3.02%    6.18%     6.21%



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                         3.15%    6.61%     6.48%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.09%
                                                                         -----



         Total annual Fund operating expenses                           0.64%



         Fee waivers and/or reimbursements                             (0.14)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $191      $343       $785

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
5. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar quarter will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 60 calendar days following each quarter-end and will remain posted on the website until the Fund files its next Form N-CSR or Form N-Q.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rate for Columbia California Intermediate Municipal Bond Fund is expected to be no more than 91%. You'll find the portfolio turnover rate for each other Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, LLC AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Columbia Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

  FUND                                                        PORTFOLIO MANAGERS
  COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND        WENDY NORMAN



  COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND           CHRIS ECKSTROM



  COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND           CHRIS ECKSTROM



  COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND          CHRIS ECKSTROM



  COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND    JOHN TRENTACOSTE



  COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND    CHRIS ECKSTROM



  COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND             WENDY NORMAN



  COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND          CHRIS ECKSTROM

                                                      BUSINESS EXPERIENCE
  PORTFOLIO MANAGER  LENGTH OF SERVICE WITH FUND      DURING PAST FIVE YEARS
  -----------------  -------------------------------  ----------------------------
  CHRIS ECKSTROM     COLUMBIA FLORIDA INTERMEDIATE    COLUMBIA MANAGEMENT --
                     MUNICIPAL BOND FUND SINCE        PORTFOLIO MANAGER SINCE 1998
                     DECEMBER 2004
                     COLUMBIA GEORGIA INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE
                     DECEMBER 2004
                     COLUMBIA MARYLAND INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE
                     NOVEMBER 2004
                     COLUMBIA SOUTH CAROLINA
                     INTERMEDIATE MUNICIPAL BOND
                     FUND SINCE APRIL 1998
                     COLUMBIA VIRGINIA INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE APRIL
                     1998



  WENDY NORMAN       COLUMBIA CALIFORNIA              COLUMBIA MANAGEMENT --
                     INTERMEDIATE MUNICIPAL BOND      PORTFOLIO MANAGER SINCE 1993
                     FUND SINCE NOVEMBER 2004
                     COLUMBIA TEXAS INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE 2000



  JOHN TRENTACOSTE   COLUMBIA NORTH CAROLINA          COLUMBIA MANAGEMENT --
                     INTERMEDIATE MUNICIPAL BOND      PORTFOLIO MANAGER SINCE 2000
                     FUND SINCE SEPTEMBER 2000

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND        0.40%        0.40%



  COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND           0.40%        0.40%



  COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND           0.40%        0.40%



  COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND          0.40%        0.40%



  COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND    0.40%        0.40%



  COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND    0.40%        0.40%



  COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND             0.40%        0.40%



  COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND          0.40%        0.40%




INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Fund obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO REFERRED TO AS A SELLING OR SERVICING AGENT. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

--------------------------------------------------------------------------------


The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, LLC. a fee of 0.15% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

The Adviser and Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.


In addition, the Adviser and Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Columbia Funds' transfer agent. The Columbia Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING AND TRANSFERRING GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Class Z shares of the Funds. Here are some general rules about this class of shares:

  - Class Z shares are available to certain eligible investors. The eligible investors described below are subject to different minimum initial investment requirements. Eligible investors and their applicable investment minimums are as follows:

NO MINIMUM INITIAL INVESTMENT


  - Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

  - Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent;

  - Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code; or

  - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 MINIMUM INITIAL INVESTMENT


  - Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares;
    (ii) who held Primary A shares prior to the share class re-titling on August 22, 2005 (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by the Distributor;

  - Any trustee or director (or family member of a trustee or director) of any fund distributed by the Distributor;

  - Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

  - Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

  - Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

  - Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

  - The Funds reserve the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Funds also reserve the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

You'll find more information about buying, selling and exchanging Class Z shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions, or you need help placing an order.

Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Class Z shares. Certain financial institutions and intermediaries that offer Class Z shares may have policies that clients holding Class Z shares through the financial institution or intermediary will automatically have their holdings converted to Class A shares at the time that they move their relationship away from the financial institution or intermediary. Generally, no sales charges or other charges will apply to such a conversion, however an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion. In addition, Class A shares have higher operating costs which can reduce total returns.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

HOW SHARES ARE PRICED


All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND


The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED


Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class Z shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Columbia Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can exchange Class Z shares of a Fund for Class Z shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME,
THE POWER OF COMPOUNDING HAS
THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU
REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS


A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare distributions of net investment income daily and pay them monthly. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of our shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which may be subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions that come from a Fund's tax-exempt interest income are generally free from federal income tax. These distributions generally are not subject to state individual income tax (or other applicable state tax, like the Florida intangibles tax) if a Fund invests primarily in securities from that state or its subdivisions. For example, you generally won't be subject to California state individual income tax on distributions that come from Columbia California Municipal Bond Fund's investments in California state and local municipal obligations. You may, however, be subject to other state and local taxes on these distributions. A portion of these distributions may also be subject to alternative minimum taxes. Texas doesn't impose state income tax.

Any distributions that come from taxable income or net realized capital gain are generally subject to tax. Distributions that come from any taxable interest income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, generally are taxable to you as long-term capital gain. An individual's net long-term capital gain is taxed at a maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Absent further legislation, those reduced rates of tax will expire after December 31, 2008.

No other Fund distributions are expected to qualify for reduced taxation under the Internal Revenue Code. Corporate shareholders generally will not be able to deduct any distributions from a Fund when determining their taxable income.

In general, all taxable distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX

We're required by federal law to withhold tax on any taxable distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" (now, the Advisor)) and BACAP Distributors, LLC (which has subsequently merged into the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust (now known as Columbia Funds Series Trust), the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 6, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a "motion to dismiss" that is pending. Discovery has recently been initiated. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Columbia Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CALIFORNIA INTERMEDIATE

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
MUNICIPAL BOND FUND

                                                     YEAR ENDED                        YEAR ENDED
  CLASS Z SHARES*                                     03/31/05                          03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $9.99                             $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                         0.33                              0.34
  Net realized and unrealized gain/(loss)
   on investments                                      (0.27)                             0.05
  Net increase/(decrease) in net asset
   value from operations                                0.06                              0.39
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.33)                            (0.34)
  Distributions from net realized gains                (0.11)                            (0.06)
  Total dividends and distributions                    (0.44)                            (0.40)
  Net asset value, end of period                       $9.61                             $9.99
  TOTAL RETURN++                                       0.59%                             3.99%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $116,533                          $128,957
  Ratio of operating expenses to average
   net assets                                         0.50(a)                           0.50%(a)
  Ratio of net investment income/(loss)
   to average net assets                               3.32%                             3.40%
  Portfolio turnover rate                               26%                               12%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                              0.78%                             0.74%

                                                     PERIOD ENDED
  CLASS Z SHARES*                                      03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                  $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                          0.22
  Net realized and unrealized gain/(loss)
   on investments                                        0.07
  Net increase/(decrease) in net asset
   value from operations                                 0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income                  (0.22)
  Distributions from net realized gains                 (0.07)
  Total dividends and distributions                     (0.29)
  Net asset value, end of period                        $10.00
  TOTAL RETURN++                                        2.94%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $124,009
  Ratio of operating expenses to average
   net assets                                         0.50%(a)+
  Ratio of net investment income/(loss)
   to average net assets                                3.61%+
  Portfolio turnover rate                                19%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                               0.77%+

* Columbia California Intermediate Municipal Bond Fund Class Z shares commenced operations on August 19, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.87               $10.81               $10.55               $10.70
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.38                 0.41                 0.46                 0.50
  Net realized and unrealized gain/(loss)
    on investments                              (0.37)                0.06                 0.26                (0.15)
  Net increase/(decrease) in net asset
    value from operations                        0.01                 0.47                 0.72                 0.35
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.38)               (0.41)               (0.46)               (0.50)
  Distributions from net realized gains         (0.03)                 --                   --                   --
  Total dividends and distributions             (0.41)               (0.41)               (0.46)               (0.50)
  Net asset value, end of year                  $10.47               $10.87               $10.81               $10.55
  TOTAL RETURN++                                 0.07%                4.43%                6.94%                3.28%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $155,470             $205,937             $216,624             $211,928
  Ratio of operating expenses to average
    net assets(a)                                0.50%                0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        3.57%                3.78%                4.29%                4.65%
  Portfolio turnover rate                         5%                   25%                  20%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.72%                0.71%                0.72%                0.73%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.34
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.50
  Net realized and unrealized gain/(loss)
    on investments                                0.37
  Net increase/(decrease) in net asset
    value from operations                         0.87
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.51)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.51)
  Net asset value, end of year                   $10.70
  TOTAL RETURN++                                  8.59%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $240,441
  Ratio of operating expenses to average
    net assets(a)                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.82%
  Portfolio turnover rate                          6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.71%

* Effective April 1, 2001, Columbia Florida Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.61% to 4.65%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.98               $10.92               $10.69               $10.82
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.43                 0.45                 0.49                 0.50
  Net realized and unrealized gain/(loss)
    on investments                              (0.32)                0.06                 0.23                (0.13)
  Net increase/(decrease) in net asset
    value from operations                        0.11                 0.51                 0.72                 0.37
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.43)               (0.45)               (0.49)               (0.50)
  Total dividends and distributions             (0.43)               (0.45)               (0.49)               (0.50)
  Net asset value, end of year                  $10.66               $10.98               $10.92               $10.69
  TOTAL RETURN++                                 1.05%                4.73%                6.81%                3.50%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $114,652             $133,207             $150,797             $134,638
  Ratio of operating expenses to average
    net assets(a)                                0.50%                0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        4.01%                4.08%                4.47%                4.65%
  Portfolio turnover rate                         8%                   11%                  15%                  6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.75%                0.73%                0.73%                0.76%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.42
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.51
  Net realized and unrealized gain/(loss)
    on investments                                0.40
  Net increase/(decrease) in net asset
    value from operations                         0.91
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.51)
  Total dividends and distributions              (0.51)
  Net asset value, end of year                   $10.82
  TOTAL RETURN++                                  8.93%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $128,158
  Ratio of operating expenses to average
    net assets(a)                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.80%
  Portfolio turnover rate                          10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.73%

* Effective April 1, 2001, Columbia Georgia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.61% to 4.65%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.23               $11.22               $10.84               $11.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.41                 0.45                 0.47                 0.50
  Net realized and unrealized gain/(loss)
    on investments                              (0.44)                --##                 0.38                (0.17)
  Net increase/(decrease) in net asset
    value from operations                       (0.03)                0.45                 0.85                 0.33
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.42)               (0.44)               (0.47)               (0.50)
  Total dividends and distributions             (0.42)               (0.44)               (0.47)               (0.50)
  Net asset value, end of year                  $10.78               $11.23               $11.22               $10.84
  TOTAL RETURN++                                (0.27)%               4.05%                7.95%                3.02%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $153,653             $188,400             $192,668             $172,600
  Ratio of operating expenses to average
    net assets                                 0.50%(a)             0.50%(a)             0.50%(a)             0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.79%                3.89%                4.22%                4.54%
  Portfolio turnover rate                         2%                   19%                  15%                  16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.73%                0.72%                0.72%                0.74%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.51
  Net realized and unrealized gain/(loss)
    on investments                                0.43
  Net increase/(decrease) in net asset
    value from operations                         0.94
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.51)
  Total dividends and distributions              (0.51)
  Net asset value, end of year                   $11.01
  TOTAL RETURN++                                  9.08%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $178,304
  Ratio of operating expenses to average
    net assets                                    0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.72%
  Portfolio turnover rate                          13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.71%

* Effective April 1, 2001, Columbia Maryland Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.49% to 4.54%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
## Amount represents less than $0.01 per share.

COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.87               $10.85               $10.43               $10.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.43                 0.44                 0.46                 0.49
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.02                 0.42                (0.16)
  Net increase/(decrease) in net asset
    value from operations                        0.13                 0.46                 0.88                 0.33
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.44)               (0.44)               (0.46)               (0.48)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.44)               (0.44)               (0.46)               (0.48)
  Net asset value, end of year                  $10.56               $10.87               $10.85               $10.43
  TOTAL RETURN++                                 1.19%                4.29%                8.59%                3.20%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $150,588             $192,537             $203,170             $176,671
  Ratio of operating expenses to average
    net assets                                 0.50%(a)             0.50%(a)               0.50%              0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.08%                4.02%                4.30%                4.58%
  Portfolio turnover rate                         6%                   20%                  9%                   13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.73%                0.72%                0.72%                0.74%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.21
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.49
  Net realized and unrealized gain/(loss)
    on investments                                0.37
  Net increase/(decrease) in net asset
    value from operations                         0.86
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.49)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.49)
  Net asset value, end of year                   $10.58
  TOTAL RETURN++                                  8.61%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $180,126
  Ratio of operating expenses to average
    net assets                                  0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.71%
  Portfolio turnover rate                          19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.71%

* Effective April 1, 2001, Columbia North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.48% to 4.58%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.79               $10.74               $10.50               $10.64
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.43                 0.45                 0.50                 0.52
  Net realized and unrealized gain/(loss)
    on investments                              (0.29)                0.13                 0.24                (0.14)
  Net increase/(decrease) in net asset
    value from operations                        0.14                 0.58                 0.74                 0.38
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.43)               (0.45)               (0.50)               (0.52)
  Distributions from net realized gains         (0.04)               (0.08)              (0.00)##                --
  Total dividends and distributions             (0.47)               (0.53)               (0.50)               (0.52)
  Net asset value, end of year                  $10.46               $10.79               $10.74               $10.50
  TOTAL RETURN++                                 1.36%                5.57%                7.16%                3.65%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $178,468             $200,249             $212,300             $207,645
  Ratio of operating expenses to average
    net assets(a)                                0.50%                0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        4.05%                4.19%                4.64%                4.92%
  Portfolio turnover rate                         9%                   15%                  24%                  8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.72%                0.71%                0.71%                0.73%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.27
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.52
  Net realized and unrealized gain/(loss)
    on investments                                0.37
  Net increase/(decrease) in net asset
    value from operations                         0.89
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.52)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.52)
  Net asset value, end of year                   $10.64
  TOTAL RETURN++                                  8.85%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $217,513
  Ratio of operating expenses to average
    net assets(a)                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.95%
  Portfolio turnover rate                          9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.70%

* Effective April 1, 2001, Columbia South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 4.78% to 4.92%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA TEXAS INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.62               $10.51               $10.19               $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.39                 0.41                 0.47                 0.50
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.11                 0.32                (0.16)
  Net increase/(decrease) in net asset
    value from operations                        0.09                 0.52                 0.79                 0.34
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.40)               (0.41)               (0.47)               (0.50)
  Distributions from net realized gains         (0.06)                 --                   --                   --
  Total dividends and distributions             (0.46)               (0.41)               (0.47)               (0.50)
  Net asset value, end of year                  $10.25               $10.62               $10.51               $10.19
  TOTAL RETURN++                                 0.86%                5.09%                7.92%                3.36%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $214,002             $248,306             $263,658             $265,882
  Ratio of operating expenses to average
    net assets(a)                                0.50%                0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        3.80%                3.93%                4.54%                4.87%
  Portfolio turnover rate                         15%                  16%                  29%                  5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.71%                0.71%                0.71%                0.72%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.51
  Net realized and unrealized gain/(loss)
    on investments                                0.35
  Net increase/(decrease) in net asset
    value from operations                         0.86
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.51)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.51)
  Net asset value, end of year                   $10.35
  TOTAL RETURN++                                  8.78%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $286,949
  Ratio of operating expenses to average
    net assets(a)                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         5.00%
  Portfolio turnover rate                          6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.70%

* Effective April 1, 2001, Columbia Texas Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.84% to 4.87%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.21               $11.18               $10.79               $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.43                 0.46                 0.48                 0.50
  Net realized and unrealized gain/(loss)
    on investments                              (0.33)                0.03                 0.39                (0.13)
  Net increase/(decrease) in net asset
    value from operations                        0.10                 0.49                 0.87                 0.37
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.43)               (0.46)               (0.48)               (0.50)
  Distributions from net realized gains         (0.02)              (0.00)##                --                   --
  Total dividends and distributions             (0.45)               (0.46)               (0.48)               (0.50)
  Net asset value, end of year                  $10.86               $11.21               $11.18               $10.79
  TOTAL RETURN++                                 0.94%                4.47%                8.21%                3.44%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $282,024             $280,515             $287,348             $237,459
  Ratio of operating expenses to average
    net assets                                 0.50%(a)             0.50%(a)             0.50%(a)             0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.94%                4.10%                4.36%                4.58%
  Portfolio turnover rate                         14%                  17%                  7%                   10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.69%                0.70%                0.70%                0.72%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.50
  Net realized and unrealized gain/(loss)
    on investments                                0.41
  Net increase/(decrease) in net asset
    value from operations                         0.91
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.50)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.50)
  Net asset value, end of year                   $10.92
  TOTAL RETURN++                                  8.92%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $252,741
  Ratio of operating expenses to average
    net assets                                    0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.73%
  Portfolio turnover rate                          9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.70%

* Effective April 1, 2001, Columbia Virginia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.49% to 4.58%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.50%            $10,450.00      $ 51.13
       2           10.25%            $11,025.00              9.20%            $10,920.25      $ 53.43
       3           15.76%            $11,576.25             14.12%            $11,411.66      $ 55.83
       4           21.55%            $12,155.06             19.25%            $11,925.19      $ 58.34
       5           27.63%            $12,762.82             24.62%            $12,461.82      $ 60.97
       6           34.01%            $13,400.96             30.23%            $13,022.60      $ 63.71
       7           40.71%            $14,071.00             36.09%            $13,608.62      $ 66.58
       8           47.75%            $14,774.55             42.21%            $14,221.01      $ 69.57
       9           55.13%            $15,513.28             48.61%            $14,860.95      $ 72.70
      10           62.89%            $16,288.95             55.30%            $15,529.69      $ 75.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,529.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $628.23

COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.50%            $10,450.00      $ 51.13
       2           10.25%            $11,025.00              9.20%            $10,920.25      $ 53.43
       3           15.76%            $11,576.25             14.12%            $11,411.66      $ 55.83
       4           21.55%            $12,155.06             19.25%            $11,925.19      $ 58.34
       5           27.63%            $12,762.82             24.62%            $12,461.82      $ 60.97
       6           34.01%            $13,400.96             30.23%            $13,022.60      $ 63.71
       7           40.71%            $14,071.00             36.09%            $13,608.62      $ 66.58
       8           47.75%            $14,774.55             42.21%            $14,221.01      $ 69.57
       9           55.13%            $15,513.28             48.61%            $14,860.95      $ 72.70
      10           62.89%            $16,288.95             55.30%            $15,529.69      $ 75.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,529.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $628.23

COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.50%            $10,450.00      $ 51.13
       2           10.25%            $11,025.00              9.20%            $10,920.25      $ 53.43
       3           15.76%            $11,576.25             14.12%            $11,411.66      $ 55.83
       4           21.55%            $12,155.06             19.25%            $11,925.19      $ 58.34
       5           27.63%            $12,762.82             24.62%            $12,461.82      $ 60.97
       6           34.01%            $13,400.96             30.23%            $13,022.60      $ 63.71
       7           40.71%            $14,071.00             36.09%            $13,608.62      $ 66.58
       8           47.75%            $14,774.55             42.21%            $14,221.01      $ 69.57
       9           55.13%            $15,513.28             48.61%            $14,860.95      $ 72.70
      10           62.89%            $16,288.95             55.30%            $15,529.69      $ 75.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,529.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $628.23

COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.50%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.50%            $10,450.00      $ 51.13
       2           10.25%            $11,025.00             9.20%            $10,920.25      $ 53.43
       3           15.76%            $11,576.25            14.12%            $11,411.66      $ 55.83
       4           21.55%            $12,155.06            19.25%            $11,925.19      $ 58.34
       5           27.63%            $12,762.82            24.62%            $12,461.82      $ 60.97
       6           34.01%            $13,400.96            30.23%            $13,022.60      $ 63.71
       7           40.71%            $14,071.00            36.09%            $13,608.62      $ 66.58
       8           47.75%            $14,774.55            42.21%            $14,221.01      $ 69.57
       9           55.13%            $15,513.28            48.61%            $14,860.95      $ 72.70
      10           62.89%            $16,288.95            55.30%            $15,529.69      $ 75.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,529.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $628.23

COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.50%            $10,450.00      $ 51.13
       2           10.25%            $11,025.00              9.20%            $10,920.25      $ 53.43
       3           15.76%            $11,576.25             14.12%            $11,411.66      $ 55.83
       4           21.55%            $12,155.06             19.25%            $11,925.19      $ 58.34
       5           27.63%            $12,762.82             24.62%            $12,461.82      $ 60.97
       6           34.01%            $13,400.96             30.23%            $13,022.60      $ 63.71
       7           40.71%            $14,071.00             36.09%            $13,608.62      $ 66.58
       8           47.75%            $14,774.55             42.21%            $14,221.01      $ 69.57
       9           55.13%            $15,513.28             48.61%            $14,860.95      $ 72.70
      10           62.89%            $16,288.95             55.30%            $15,529.69      $ 75.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,529.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $628.23

COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.50%            $10,450.00      $ 51.13
       2           10.25%            $11,025.00              9.20%            $10,920.25      $ 53.43
       3           15.76%            $11,576.25             14.12%            $11,411.66      $ 55.83
       4           21.55%            $12,155.06             19.25%            $11,925.19      $ 58.34
       5           27.63%            $12,762.82             24.62%            $12,461.82      $ 60.97
       6           34.01%            $13,400.96             30.23%            $13,022.60      $ 63.71
       7           40.71%            $14,071.00             36.09%            $13,608.62      $ 66.58
       8           47.75%            $14,774.55             42.21%            $14,221.01      $ 69.57
       9           55.13%            $15,513.28             48.61%            $14,860.95      $ 72.70
      10           62.89%            $16,288.95             55.30%            $15,529.69      $ 75.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,529.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $628.23

COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.50%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.50%            $10,450.00      $ 51.13
       2           10.25%            $11,025.00             9.20%            $10,920.25      $ 53.43
       3           15.76%            $11,576.25            14.12%            $11,411.66      $ 55.83
       4           21.55%            $12,155.06            19.25%            $11,925.19      $ 58.34
       5           27.63%            $12,762.82            24.62%            $12,461.82      $ 60.97
       6           34.01%            $13,400.96            30.23%            $13,022.60      $ 63.71
       7           40.71%            $14,071.00            36.09%            $13,608.62      $ 66.58
       8           47.75%            $14,774.55            42.21%            $14,221.01      $ 69.57
       9           55.13%            $15,513.28            48.61%            $14,860.95      $ 72.70
      10           62.89%            $16,288.95            55.30%            $15,529.69      $ 75.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,529.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $628.23

COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.50%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.50%            $10,450.00      $ 51.13
       2           10.25%            $11,025.00             9.20%            $10,920.25      $ 53.43
       3           15.76%            $11,576.25            14.12%            $11,411.66      $ 55.83
       4           21.55%            $12,155.06            19.25%            $11,925.19      $ 58.34
       5           27.63%            $12,762.82            24.62%            $12,461.82      $ 60.97
       6           34.01%            $13,400.96            30.23%            $13,022.60      $ 63.71
       7           40.71%            $14,071.00            36.09%            $13,608.62      $ 66.58
       8           47.75%            $14,774.55            42.21%            $14,221.01      $ 69.57
       9           55.13%            $15,513.28            48.61%            $14,860.95      $ 72.70
      10           62.89%            $16,288.95            55.30%            $15,529.69      $ 75.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,529.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $628.23

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.
LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage

Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie
Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.
REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT(R)

Where to find more information

You'll find more information about Columbia Funds State Municipal Bond Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered. STATEMENT OF ADDITIONAL INFORMATION The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in -Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number: 811-09645
Columbia Funds Series Trust

PRO-36/91528-1005

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COLUMBIA MANAGEMENT(R)












                                        Columbia LifeGoal((R))Portfolios

                                        Prospectus-- Class Z Shares

                                        November 1, 2005


                    Columbia LifeGoal(R) Growth Portfolio
                    (formerly, Nations LifeGoal(R) Growth Portfolio)
                    Columbia LifeGoal(R) Balanced Growth Portfolio
                    (formerly, Nations LifeGoal(R) Balanced Growth Portfolio) Columbia LifeGoal(R) Income and Growth Portfolio
                    (formerly, Nations LifeGoal(R) Income and Growth Portfolio) Columbia LifeGoal(R) Income Portfolio
                    (formerly, Nations LifeGoal(R) Income Portfolio)













                    THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

                    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.








NOT FDIC-INSURED     MAY LOSE VALUE
                   NO BANK GUARANTEE

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 58.

YOUR INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS AND THE UNDERLYING FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia LifeGoal Portfolios. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

Unlike traditional mutual funds, which invest in individual securities, the Portfolios invest in a mix of Stock, International/Global Stock, Government & Corporate Bond and Money Market Funds using an asset allocation approach. Columbia LifeGoal Income Portfolio also invests in Fixed Income Sector Portfolios and other individual securities like money market instruments, bonds and equities. These kinds of mutual funds are sometimes called "funds of funds."

ABOUT ASSET ALLOCATION

Asset allocation is the process of creating a diversified portfolio by investing in different asset classes -- for example, equity securities, fixed income securities and money market instruments -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how a Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large-, mid- and small-capitalization stocks or high yield and investment grade bonds, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall Portfolio volatility.

ABOUT THE PORTFOLIOS

Each Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The performance of each Portfolio depends on many factors, including its allocation strategy and the performance of the Funds and other securities it invests in. In general, the more a Columbia LifeGoal Portfolio allocates to Stock, International/Global Stock Funds and equity securities, the greater the potential return and the greater the risk of a decline in share price. The more a Columbia LifeGoal Portfolio allocates to Government & Corporate Bond Funds, fixed income securities, Money Market Funds and money market instruments generally, the greater the potential for price stability and the lower the potential return. There's always a risk, however, that you'll lose money or that you may not earn as much as you expect.

Columbia LifeGoal Growth Portfolio focuses on long-term growth by normally allocating all of its assets to a mix of Funds which invest primarily in equity securities. Equities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk.

Columbia LifeGoal Balanced Growth Portfolio focuses on long-term growth by normally allocating its assets to a balanced mix of Funds which invest in equity and fixed income securities. Fixed income securities have the potential to increase in value, because, when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

Columbia LifeGoal Income and Growth Portfolio focuses on current income and modest growth. It normally allocates most of its assets to Funds which invest in fixed income securities, but may also allocate some assets to Funds that invest in equity securities. Over time, the return on this Portfolio may be lower than the return on the other Portfolios.

Columbia LifeGoal Income Portfolio focuses on current income. It normally allocates a majority of its assets to Funds which invest in fixed income securities, but may also allocate some assets to Funds that invest in equities, money market instruments and individual securities.

IS LIFEGOAL RIGHT FOR YOU?

When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Columbia LifeGoal Portfolios may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  - you have short-term investment goals

You'll find a discussion of each Portfolio's investment objective, principal investment strategies and risks in the Portfolio descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolios, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolios
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 39.

--------------------------------------------------------------------------------


COLUMBIA LIFEGOAL GROWTH PORTFOLIO                               5
------------------------------------------------------------------
COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO                     11
------------------------------------------------------------------
COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO                   17
------------------------------------------------------------------
COLUMBIA LIFEGOAL INCOME PORTFOLIO                              23
------------------------------------------------------------------
ABOUT THE UNDERLYING FUNDS                                      30
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     36
------------------------------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                                  39

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         42
  Distributions and taxes                                       49
  Legal matters                                                 51
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            52
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            55
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   58
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA LIFEGOAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT
 THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 39.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks capital appreciation through exposure to a variety of equity market segments.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests most of its assets in Class Z shares of Stock and
                   International/Global Stock Funds.

The team uses asset allocation as its principal investment approach. It:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

  COLUMBIA LIFEGOAL GROWTH PORTFOLIO                      TARGET ALLOCATION FOR EACH
  CAN INVEST IN:                                          FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                  30-70%
    COLUMBIA LARGE CAP VALUE FUND
    COLUMBIA LARGE CAP CORE FUND
    COLUMBIA MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                    10-30%
    COLUMBIA MID CAP VALUE FUND
    COLUMBIA MARSICO MIDCAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                   5-20%
    COLUMBIA SMALL CAP VALUE FUND II
    COLUMBIA SMALL CAP GROWTH FUND II
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                  10-30%
    COLUMBIA INTERNATIONAL VALUE FUND*
    COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND
    COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL



  CONVERTIBLE SECURITIES FUND                                        0-20%
    COLUMBIA CONVERTIBLE SECURITIES FUND

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE TEAM INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.345.6611 FOR A COPY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia LifeGoal Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio allocates assets to Funds that may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. It general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS (BEFORE AND AFTER TAXES) NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               14.70%   12.74%   25.89%    4.58%   -14.07%  -20.64%  34.35%   14.49%



               *Year-to-date return as of June 30, 2005: -0.07%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           23.67%
         WORST: 3RD QUARTER 2002:         -18.76%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Class Z shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                      1 YEAR    5 YEARS   PORTFOLIO*
         CLASS Z SHARES RETURNS BEFORE TAXES           14.49%    1.87%       7.77%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               14.21%    0.44%       6.17%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO
           SHARES                                       9.42%    0.83%       5.88%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                    10.88%   -2.30%       8.52%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 15, 1996. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE COLUMBIA FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.25%
                                                                         ----



         Total annual Portfolio operating expenses                      0.25%
                                                                         ====



         Expense ratio of underlying Funds                              0.89%



         Net expense ratio including expenses of underlying Funds(2)    1.14%



         Gross expense ratio including expenses of underlying Funds     1.15%




      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)Includes the fees and expenses incurred by the Fund directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation, based on the respective expense ratios of the Underlying Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Underlying Fund in effect as of the end of its last fiscal year. Based on this allocation, the Fund's estimated indirect annual expenses would have been 0.89%. Such expense ratios ranged from 0.76% to 1.12%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $116     $364      $632      $1,397

COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT
 THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 39.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks total return through a balanced portfolio of equity and fixed income securities.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests all of its assets in Class Z shares of a balanced mix of Stock, International/Global Stock and Government & Corporate Bond Funds.

The team uses asset allocation as its principal investment approach. It:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

  COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO             TARGET ALLOCATION FOR EACH
  CAN INVEST IN:                                          FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                  15-40%
    COLUMBIA LARGE CAP VALUE FUND
    COLUMBIA LARGE CAP CORE FUND
    COLUMBIA MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                     5-15%
    COLUMBIA MID CAP VALUE FUND
    COLUMBIA MARSICO MIDCAP GROWTH FUND




  SMALL-CAPITALIZATION STOCK FUNDS                                   5-15%
    COLUMBIA SMALL CAP VALUE FUND II
    COLUMBIA SMALL CAP GROWTH FUND II
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                   5-15%
    COLUMBIA INTERNATIONAL VALUE FUND*
    COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND
    COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL




  GOVERNMENT & CORPORATE BOND FUNDS                                 25-65%
    COLUMBIA SHORT TERM BOND FUND
    COLUMBIA TOTAL RETURN BOND FUND



  CONVERTIBLE SECURITIES FUND                                        0-10%
    COLUMBIA CONVERTIBLE SECURITIES FUND



  HIGH YIELD BOND FUND                                               0-10%
    COLUMBIA HIGH INCOME FUND

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE TEAM INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.


--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia LifeGoal Balanced Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               11.42%   11.76%   14.56%    7.21%   -2.88%   -10.14%  24.43%   10.44%



               *Year-to-date return as of June 30, 2005: 0.33%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           12.53%
         WORST: 3RD QUARTER 2002:         -10.36%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Class Z shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/ Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR   5 YEARS   PORTFOLIO*
         CLASS Z SHARES RETURNS BEFORE TAXES           10.44%    5.15%      7.99%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                9.40%    3.48%      5.84%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO SHARES   6.90%    3.41%      5.59%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                    10.88%   -2.30%      8.52%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                    4.34%    7.71%      7.04%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 15, 1996. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE COLUMBIA FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                                   Class Z
         (Fees paid directly from your investment)                          Shares
         Maximum sales charge (load) imposed on purchases                    N/A



         Maximum deferred sales charge (load)                                N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                     0.25%
                                                                             -----



         Total annual Portfolio operating expenses                           0.25%
                                                                             =====



                                                                             0.79%
         Expense ratio of underlying Funds



                                                                             1.04%
         Net expense ratio including expenses of underlying Funds(2)



                                                                             1.05%
         Gross expense ratio including expenses of underlying Funds




      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)Includes the fees and expenses incurred by the Fund directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation, based on the respective expense ratios of the Underlying Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Underlying Fund in effect as of the end of its last fiscal year. Based on this allocation, the Fund's estimated indirect annual expenses would have been 0.79%. Such expense ratios ranged from 0.48% to 1.12%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $106     $333      $578      $1,282

COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT
 THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 39.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks current income and modest growth to protect against inflation and to preserve purchasing power.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests most of its assets in Class Z shares of
                   Government & Corporate Bond Funds, but may also invest in Columbia Funds Stock,
                   International/Global Stock and Money Market Funds.

The team uses asset allocation as its principal investment approach. It:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

  COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO CAN INVEST   TARGET ALLOCATION FOR EACH
  IN:                                                        FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                     10-30%
    COLUMBIA LARGE CAP VALUE FUND
    COLUMBIA LARGE CAP CORE FUND
    COLUMBIA MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                        0-10%
    COLUMBIA MID CAP VALUE FUND
    COLUMBIA MARSICO MIDCAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                      0-10%
    COLUMBIA SMALL CAP VALUE FUND II
    COLUMBIA SMALL CAP GROWTH FUND II
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                      0-10%
    COLUMBIA INTERNATIONAL VALUE FUND*
    COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND
    COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL



  GOVERNMENT & CORPORATE BOND FUNDS                                    50-90%
    COLUMBIA SHORT TERM BOND FUND
    COLUMBIA TOTAL RETURN BOND FUND



  CONVERTIBLE SECURITIES FUND                                           0-10%
    COLUMBIA CONVERTIBLE SECURITIES FUND



  HIGH YIELD BOND FUND                                                  0-15%
    COLUMBIA HIGH INCOME FUND



  MONEY MARKET FUND                                                     0-20%
    COLUMBIA CASH RESERVES

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE TEAM INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

Columbia LifeGoal Income and Growth Portfolio's target allocation for total investments in stock and international/global stock funds is 30%. The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER
 RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia LifeGoal Income and Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----
               8.73%   10.17%    6.11%    5.91%    2.63%   -3.41%   15.30%    6.67%



              *Year-to-date return as of June 30, 2005: 0.71%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           7.27%
         WORST: 3RD QUARTER 2002:         -4.32%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Class Z shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/ Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                      1 YEAR    5 YEARS   PORTFOLIO*
         CLASS Z SHARES RETURNS BEFORE TAXES            6.67%    5.25%      6.49%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                5.46%    3.72%      4.56%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO
           SHARES                                       4.48%    3.57%      4.39%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                    10.88%   -2.30%      8.52%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                           4.34%    7.71%      7.04%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 15, 1996. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE COLUMBIA FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.25%
                                                                        -----



         Total annual Portfolio operating expenses                      0.25%
                                                                        =====



                                                                        0.66%
         Expense ratio of underlying Funds



                                                                        0.91%
         Net expense ratio including expenses of underlying Funds(2)



                                                                        0.93%
         Gross expense ratio including expenses of underlying Funds




      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)Includes the fees and expenses incurred by the Fund directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation, based on the respective expense ratios of the Underlying Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Underlying Fund in effect as of the end of its last fiscal year. Based on this allocation, the Fund's estimated indirect annual expenses would have been 0.66%. Such expense ratios ranged from 0.20% to 1.12%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $93      $294      $513      $1,141




COLUMBIA LIFEGOAL INCOME PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT
 THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 39.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks current income through investments primarily in fixed income and income-oriented equity securities consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests a majority of its assets in Class Z shares of
                   Government & Corporate Bond Funds, but may also invest in Stock and Money Market
                   Funds, Fixed Income Sector Portfolios advised by the Adviser and individual securities.

The team uses asset allocation as a primary investment approach. It:

  - allocates assets among Fund and individual security categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses Funds and individual securities within each category and the amount it will allocate to each, looking at each Fund's (or individual security's) historical returns, as well as the expected performance of the mix of Funds (or individual securities)

  - reviews the allocations to Funds and individual securities on an ongoing basis, and may change these allocations when it believes it's appropriate to do so

The actual amount invested in each Fund (or individual security) or category of Funds (or category of individual securities) may vary from the allocations set by the team, depending on how the Funds or individual securities perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund or individual security category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund or individual security categories

  - if there are fewer assets in a Fund or individual security category than in the target allocation, it may allocate money coming into the Portfolio to that Fund or security category

The Portfolio normally sells securities or a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

In addition to the individual securities identified on page 6, the Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Portfolio may invest in futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Portfolio may invest in private placements to seek to enhance its yield. The Portfolio may gain additional exposure to these types of instruments through the Underlying Funds in which it may invest.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

  COLUMBIA LIFEGOAL INCOME PORTFOLIO
  CAN INVEST IN THE FOLLOWING FUNDS OR                    TARGET ALLOCATION FOR EACH
  INDIVIDUAL SECURITIES                                   CATEGORY:



  GOVERNMENT & CORPORATE BOND FUNDS                                 0-100%
    COLUMBIA SHORT TERM BOND FUND
    COLUMBIA INTERMEDIATE CORE BOND FUND
    COLUMBIA TOTAL RETURN BOND FUND
    CORPORATE BOND PORTFOLIO
    MORTGAGE- & ASSET-BACKED PORTFOLIO



  HIGH YIELD BOND FUND                                               0-35%
    COLUMBIA HIGH INCOME FUND



  MONEY MARKET FUND                                                  0-35%
    COLUMBIA CASH RESERVES



  CONVERTIBLE SECURITIES FUND                                        0-20%
    COLUMBIA CONVERTIBLE SECURITIES FUND



  STOCK FUNDS                                                        0-20%
    COLUMBIA LARGE CAP VALUE FUND
    COLUMBIA MID CAP VALUE FUND
    COLUMBIA SMALL CAP VALUE FUND II



  INDIVIDUAL SECURITIES*                                            0-100%

*INDIVIDUAL SECURITIES INCLUDE, WITHOUT LIMITATION, THE FOLLOWING CATEGORIES:
 MONEY MARKET INSTRUMENTS, INVESTMENT GRADE BONDS AND NOTES, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, HIGH YIELD DEBT SECURITIES, INTERNATIONAL BONDS, INCOME-ORIENTED EQUITIES, CONVERTIBLE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS (OR REITS).

The team will invest a minimum of 50% of the Portfolio's investable assets in investment grade fixed income securities (either through an underlying Nations Fund or through individual securities). The team will invest no more than 30% of the Portfolio's investable assets in a combination of income-oriented equity securities and REITs, however, the team will not invest more than 20% of the Portfolio's investable assets in REITs. The team may substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THE PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia LifeGoal Income Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve current income. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds or individual securities the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - INTEREST RATE RISK -- The Portfolio may allocate assets to fixed income securities or to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Portfolio may allocate assets to fixed income securities or to Funds that may invest in fixed income securities, which could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio may allocate assets to non-investment grade securities or to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio may allocate assets to derivatives or to Funds that use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio may allocate assets to convertible securities or to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - REBALANCING POLICY -- The actual amount in each Fund (or security) or category of Funds (or category of security) may vary from the target allocations set by the team. This could continue for some time.

      - STOCK MARKET RISK -- The Portfolio may allocate assets to stocks or to Funds that invest in stocks. The value of the income-oriented equities the Portfolio invests in directly and the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- The Portfolio may allocate assets to foreign securities or to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2004
               ----
               4.95%



              *Year-to-date return as of June 30, 2005: 0.35%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:           2.39%
         WORST: 2ND QUARTER 2004:         -0.98%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Class Z shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers U.S. Aggregate 1-3 Years Index, an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life, and the Blended 80% Lehman Brothers U.S. Aggregate 1-3 Years Index/ 20% Lehman Brothers U.S. High Yield Index. The Lehman Brothers U.S. High Yield Index is an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                              1 YEAR    PORTFOLIO*
         CLASS Z SHARES RETURNS BEFORE TAXES                    4.95%     6.66%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS    3.29%     5.01%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF PORTFOLIO SHARES                         3.22%     4.72%



         LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                               1.43%     2.11%



         BLENDED 80% LEHMAN BROTHERS U.S. AGGREGATE 1-3
           YEARS INDEX/20% LEHMAN BROTHERS U.S. HIGH YIELD
           INDEX                                                3.32%     4.65%

      *THE INCEPTION DATE OF CLASS Z SHARES IS SEPTEMBER 4, 2003. THE RETURNS
       FOR THE INDICES SHOWN ARE FROM AUGUST 31, 2003.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE COLUMBIA FUNDS THE PORTFOLIO INVESTS IN.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases, as a % of
         offering price                                                  N/A



         Maximum deferred sales charge (load) as a % of the lower of
         the original purchase price or net asset value                  N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees(2,3)                                           0.32%



         Distribution (12b-1) and shareholder servicing fees            0.00%



         Other expenses                                                 0.55%
                                                                         -----



         Total annual Portfolio operating expenses(4)                   0.87%



         Fee waivers and/or reimbursements(5)                          (0.45)%
                                                                         -----



         Total net expenses                                             0.42%
                                                                         =====



         Expense ratio of underlying Funds                              0.49%



         Net expense ratio including expenses of underlying Funds(6)    0.91%



         Gross expense ratio including expenses of underlying Funds     1.37%

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)Actual management fees will be charged to the Portfolio based on a weighted average of the underlying assets of the Portfolio. No management fee will be charged on assets invested in Class Z shares of Columbia Funds Government & Corporate Bond, Stock and Money Market Funds. Management fees on assets invested in individual securities and the Corporate Bond and the Mortgage- and Asset-Backed Securities Portfolios of the Fixed Income Sector Portfolios will be charged at rates of 0.50%, less a 0.10% waiver.

      (3)The Fund pays an investment advisory fee of 0.09% and an administration fee of 0.23%.

      (4)The total annual Portfolio operating expenses are based on an asset allocation of 85% to Underlying Funds and 15% to Fixed Income Sector Portfolios, which is the allocation expected as of the date of this prospectus. This allocation, however, will change over time. Depending upon the allocation, the lowest and highest total annual operating expense ratio for the Portfolio's Class Z shares could be 0.78% and 1.28%, respectively.

      (5)The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after July 31, 2006.

      (6)Includes the fees and expenses incurred by the Fund directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation, based on the respective expense ratios of the Underlying Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Underlying Fund in effect as of the end of its last fiscal year. Based on this allocation, the Fund's estimated indirect annual expenses would have been 0.49%. Such expense ratios ranged from 0.20% to 0.84%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time. The Portfolio will not incur these indirect expenses on the portion of its assets invested in individual securities.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

        - the waivers and/or reimbursements shown above expire on July 31, 2006 and are not reflected in the 3, 5 and 10 year examples.

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $93      $389      $706      $1,606

About the Underlying Funds


The table starting on the next page is a brief overview of the objectives and principal investments of the Underlying Funds in which the Columbia LifeGoal Portfolios invest. Each Portfolio invests in a different mix of Underlying Funds. You'll find the mix of Underlying Funds and target allocations for each Portfolio starting on page 5.

The team can substitute or add other Funds to this table at any time, including Funds introduced after the date of this prospectus.

FOR MORE INFORMATION

You'll find more detailed information about each Fund's investment strategies and risks in its prospectus and in its SAI. Please call us at 1.800.345.6611 for copies.

                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------
STOCK FUNDS
Columbia Large Cap Value Fund         Growth of capital by investing in companies    - at least 80% of its assets in common
                                      that are believed to be undervalued.           stocks of U.S. companies. The Fund
                                                                                       generally invests in companies in a
                                                                                       broad range of industries with market
                                                                                       capitalizations of at least $1 billion
                                                                                       and daily trading volumes of at least $3
                                                                                       million. Effective September 23, 2005,
                                                                                       under normal circumstances, the Fund
                                                                                       will invest at least 80% of its assets
                                                                                       in large capitalization companies whose
                                                                                       market capitalizations are within the
                                                                                       range of the companies within the
                                                                                       Russell 1000 Value Index.
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities
                                                                                     - may invest in real estate investment
                                                                                     trusts

Columbia Large Cap Core Fund          Long-term growth of capital.                   Columbia Large Cap Core Master Portfolio.
                                                                                     The Master Portfolio invests:
                                                                                     - at least 65% of its assets in common
                                                                                     stocks of companies that it selects from
                                                                                       among major industry sectors. Effective
                                                                                       September 23, 2005, under normal
                                                                                       circumstances, the Master Portfolio will
                                                                                       invest at least 80% of its assets in
                                                                                       large capitalization companies whose
                                                                                       market capitalizations are within the
                                                                                       range of the companies within the S&P
                                                                                       Index.
                                                                                     - The securities the Master Portfolio
                                                                                     normally holds include common stocks,
                                                                                       preferred stocks and convertible
                                                                                       securities
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities

Columbia Marsico Focused Equities     Long-term growth of capital.                   Columbia Marsico Focused Equities Master
  Fund                                                                               Portfolio. The Master Portfolio invests:
                                                                                     - at least 80% of its assets in equity
                                                                                     securities. The investments mostly consist
                                                                                       of equity securities of large
                                                                                       capitalization companies with a market
                                                                                       capitalization of $4 billion or more.
                                                                                       The Master Portfolio, which is non-
                                                                                       diversified, generally holds a core
                                                                                       position of 20 to 30 common stocks that
                                                                                       are selected for their long-term growth
                                                                                       potential
                                                                                     - up to 25% of its assets in foreign
                                                                                       securities

Columbia Mid Cap Value Fund           Long-term growth of capital with income as     - at least 80% of its assets in equity
                                      a secondary consideration.                     securities of U.S. companies whose market
                                                                                       capitalizations are within the range of
                                                                                       the companies within the Russell MidCap
                                                                                       Value Index and that are believed to
                                                                                       have the potential for long-term growth
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities
                                                                                     - may invest in real estate investment
                                                                                     trusts

Columbia Marsico MidCap Growth        Long-term growth of capital by investing       - at least 80% of its assets in U.S.
  Fund                                primarily in equity securities.                companies whose market capitalizations are
                                                                                       within the range of companies within the
                                                                                       Russell MidCap Growth Index and that are
                                                                                       believed to have the potential for
                                                                                       long-term growth. The Fund generally
                                                                                       holds 35 to 50 equity securities


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------

Columbia Small Cap Value Fund II      Long-term growth of capital by investing in    Columbia Small Cap Value II Master
                                      companies believed to be undervalued.          Portfolio. The Master Portfolio invests:
                                                                                     - at least 80% of its assets in equity
                                                                                     securities of U.S. companies whose market
                                                                                       capitalizations are within the range of
                                                                                       the companies within the Russell 2000
                                                                                       Value Index and that are believed to
                                                                                       have the potential for long-term growth

Columbia Small Cap Growth Fund II     Long-term capital growth by investing          Columbia Small Cap Master Portfolio. The
                                      primarily in equity securities.                Master Portfolio invests:
                                                                                     - at least 80% of its assets in companies
                                                                                     with a market capitalization of $2 billion
                                                                                       or less.

Columbia Acorn USA                    Long term growth of capital.                   - at least 80% of its assets in U.S.
                                                                                     companies with market capitalizations of
                                                                                       less than $5 billion at the time of
                                                                                       initial purchase.

INTERNATIONAL/GLOBAL STOCK FUNDS
Columbia International Value Fund     Long-term capital appreciation by investing    Columbia International Value Master
  (closed to new investments)         primarily in equity securities of foreign      Portfolio. The Master Portfolio invests:
                                      issuers, including emerging markets            - at least 65% of its assets in foreign
                                      countries.                                       companies anywhere in the world that
                                                                                       have a market capitalization of more
                                                                                       than $1 billion at the time of
                                                                                       investment. The Master Portfolio
                                                                                       typically invests in at least three
                                                                                       countries other than the United States
                                                                                       at any one time

Columbia Multi-Advisor                Long-term capital growth by investing          Columbia Multi-Advisor International
  International Equity Fund           primarily in equity securities of non-U.S.     Equity Master Portfolio. The Master
                                      companies in Europe, Australia, the Far        Portfolio invests:
                                      East and other regions, including              - at least 80% of its assets in equity
                                      developing countries.                          securities of established companies
                                                                                       located in at least three countries
                                                                                       other than the United States. The
                                                                                       investment managers select countries,
                                                                                       including emerging market or developing
                                                                                       countries, that they believe have the
                                                                                       potential for growth
                                                                                     - primarily in equity securities, which
                                                                                     may include equity interests in foreign
                                                                                       investment funds or trusts, convertible
                                                                                       securities, real estate investment trust
                                                                                       securities and depositary receipts

Columbia Marsico International        Long-term growth of capital.                   Columbia Marsico International
  Opportunities Fund                                                                 Opportunities Master Portfolio. The Master
                                                                                     Portfolio invests:
                                                                                     - at least 65% of its assets in common
                                                                                     stocks of foreign companies selected for
                                                                                       their long-term growth potential. While
                                                                                       the Master Portfolio may invest in
                                                                                       companies of any size, it focuses on
                                                                                       large companies. The Master Portfolio
                                                                                       normally invests in issuers from at
                                                                                       least three countries other than the
                                                                                       United States and generally holds a core
                                                                                       position of 35 to 50 common stocks


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------
Columbia Acorn International          Long-term growth of capital.                   - the majority (under normal market
                                                                                     conditions, at least 75%) of its assets in
                                                                                       the stocks of foreign companies based in
                                                                                       developed markets
                                                                                     - the stocks of companies based outside
                                                                                     the U.S. with market capitalizations of
                                                                                       less than $5 billion at the time of
                                                                                       initial purchase

CONVERTIBLE SECURITIES FUND
Columbia Convertible Securities       Total investment return, comprised of          - At least 80% of its assets in
  Fund                                current income and capital appreciation,       convertible securities. Most convertible
                                      consistent with prudent investment risk.         securities are issued by U.S. issuers
                                                                                       and are not investment grade
                                                                                     - the Fund may invest in common stocks
                                                                                     - the Fund may invest up to 15% of its
                                                                                     assets in Eurodollar convertible
                                                                                       securities
                                                                                     - The team generally chooses convertible
                                                                                       securities that are rated at least "B"
                                                                                       by a nationally recognized statistical
                                                                                       rating organization but may choose
                                                                                       unrated securities if it believes they
                                                                                       are of comparable quality at the time of
                                                                                       investment

GOVERNMENT & CORPORATE BOND
  FUNDS
Columbia Short Term Bond Fund         High current income consistent with minimal    - at least 65% of its total assets in
                                      fluctuations of principal.                     investment grade fixed income securities.
                                                                                       The team may choose unrated securities
                                                                                       if it believes they are of comparable
                                                                                       quality to investment grade securities
                                                                                       at the time of investment. Effective
                                                                                       September 23, 2005, under normal
                                                                                       circumstances, the Fund will invest at
                                                                                       least 80% of its assets in bonds
                                                                                     - corporate debt securities, including
                                                                                     bonds, notes and debentures,
                                                                                       mortgage-related securities issued by
                                                                                       governments, asset-backed securities or
                                                                                       U.S. government obligations

Columbia Intermediate Core Bond       Obtain interest income and capital             Columbia Intermediate Core Bond Master
  Fund                                appreciation.                                  Portfolio. The Master Portfolio invests:
                                                                                     - at least 80% of its assets in bonds. The
                                                                                       Master Portfolio normally invests at
                                                                                       least 65% of its assets in intermediate
                                                                                       and longer-term fixed income securities
                                                                                       that are rated investment grade. The
                                                                                       Master Portfolio can invest up to 35% of
                                                                                       its assets in mortgage-backed
                                                                                       securities, including collateralized
                                                                                       mortgage obligations (CMOs), that are
                                                                                       backed by the U.S. government, its
                                                                                       agencies or instrumentalities, or
                                                                                       corporations


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------

Columbia Total Return Bond Fund       Total return by investing in investment        - at least 80% of its assets in bonds
                                      grade fixed income securities.                 - at least 65% of its assets in investment
                                                                                     grade fixed income securities. The
                                                                                       portfolio management team may choose
                                                                                       unrated securities if it believes they
                                                                                       are of comparable quality to investment
                                                                                       grade securities at the time of
                                                                                       investment
                                                                                     - corporate debt securities, including
                                                                                     bonds, notes and debentures, U.S.
                                                                                       government obligations, foreign debt
                                                                                       securities denominated in U.S. dollars,
                                                                                       mortgage-related securities,
                                                                                       asset-backed securities or municipal
                                                                                       securities

Corporate Bond Portfolio              Maximize total return consistent with          - at least 80% of its assets in corporate
                                      investing at least 80% of its assets in a      debt securities (rated BBB or better)
                                      diversified portfolio of corporate bonds.        including foreign debt securities
                                                                                       denominated in U.S. dollars and
                                                                                       asset-backed securities. Normally, the
                                                                                       Portfolio's average dollar-weighted
                                                                                       maturity will be between five and
                                                                                       fifteen years and its duration will be
                                                                                       between four and seven years

Mortgage- & Asset-Backed Portfolio    Maximize total return consistent with          - at least 80% of its assets in
                                      investing at least 80% of its assets in a      mortgage-related securities or other
                                      diversified portfolio of mortgage- and           asset-backed securities.
                                      other asset-backed securities.                   Mortgage-related securities may include
                                                                                       U.S. government obligations, or
                                                                                       securities that are issued or guaranteed
                                                                                       by private issuers, including
                                                                                       collateralized mortgage obligations,
                                                                                       commercial mortgage-backed securities,
                                                                                       and mortgage-backed securities that are
                                                                                       traded on a to-be-announced basis.
                                                                                       Asset-backed securities may include
                                                                                       bonds backed by automobile or credit
                                                                                       card receivables, equipment leases, home
                                                                                       equity loans, manufactured housing
                                                                                       loans, stranded utility costs,
                                                                                       collateralized debt obligations, and
                                                                                       other types of consumer loan or lease
                                                                                       receivables. All investments in
                                                                                       mortgage-backed and other asset-backed
                                                                                       securities will normally be rated
                                                                                       investment grade by one or more
                                                                                       nationally recognized statistical rating
                                                                                       agencies. The portfolio manager may
                                                                                       choose unrated securities it believes
                                                                                       are of comparable quality at the time of
                                                                                       investment. Normally, the Portfolio's
                                                                                       average dollar-weighted maturity will be
                                                                                       between two and eight years and its
                                                                                       duration will be between one and five
                                                                                       years


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------

HIGH YIELD BOND FUND
Columbia High Income Fund             Maximum income by investing in a               Columbia High Income Master Portfolio. The
                                      diversified portfolio of high yield debt       Master Portfolio invests:
                                      securities.                                    - at least 80% of its assets in domestic
                                                                                     and foreign corporate high yield debt
                                                                                       securities which are not rated
                                                                                       investment grade but generally will be
                                                                                       rated "BB" or "B" by Standard & Poor's
                                                                                       Corporation
                                                                                     - primarily in U.S. government
                                                                                     obligations, zero-coupon bonds, as well as
                                                                                       domestic corporate high yield debt
                                                                                       securities and U.S. dollar-denominated
                                                                                       foreign corporate high yield debt
                                                                                       securities, both of which include
                                                                                       private placements
                                                                                     - up to 20% of its assets in equity
                                                                                     securities which may include convertible
                                                                                       securities

MONEY MARKET FUND
Columbia Cash Reserves                Preservation of principal value and            - money market instruments, including
                                      maintenance of a high degree of liquidity        commercial paper, bank obligations,
                                      while providing current income.                  short- term debt securities, short-term
                                                                                       taxable municipal securities, repurchase
                                                                                       agreements secured by first-tier
                                                                                       securities, U.S. government obligations
                                                                                       or U.S. Treasury obligations


Other important information
(LINE GRAPH GRAPHIC)

--------------------------------------------------------------------------------

YOU'LL FIND SPECIFIC INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS IN THE DESCRIPTIONS STARTING ON PAGE 5.

--------------------------------------------------------------------------------


The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Portfolio or Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.
        Each Portfolio that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolios or any Fund may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds and the Portfolios may invest their assets in Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds and the Portfolios for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Portfolio may temporarily hold up to 100% of its assets in Columbia Cash Reserves, a money market fund, to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Portfolios and the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios and the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Portfolio or Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Portfolio in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Columbia LifeGoal Income Portfolio may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables when the Portfolio invests in individual securities. These transaction costs are made up of all the costs that are associated with trading securities for the Portfolio's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Portfolio's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Portfolios are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, LLC AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Columbia Funds Family, including the Portfolios described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The Adviser's Investment Strategies Team is responsible for making the day-to-day investment decisions for each Portfolio.

The table below tells you which portfolio manager is responsible for making the day-to-day investment decisions for each Portfolio. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

  PORTFOLIO                                                           PORTFOLIO MANAGER
  COLUMBIA LIFEGOAL GROWTH PORTFOLIO                                  VIKRAM KURIYAN



  COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO                         VIKRAM KURIYAN



  COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO                       VIKRAM KURIYAN



  COLUMBIA LIFEGOAL INCOME PORTFOLIO                                  VIKRAM KURIYAN

                               LENGTH OF SERVICE            BUSINESS EXPERIENCE
    PORTFOLIO MANAGER            WITH THE FUND           DURING THE PAST FIVE YEARS
  VIKRAM KURIYAN           COLUMBIA LIFEGOAL             COLUMBIA
                           GROWTH PORTFOLIO              MANAGEMENT--PORTFOLIO
                           SINCE AUGUST 2004             MANAGER SINCE 2000



                           COLUMBIA LIFEGOAL
                           BALANCED GROWTH PORTFOLIO
                           SINCE AUGUST 2004



                           COLUMBIA LIFEGOAL
                           INCOME AND GROWTH
                           PORTFOLIO
                           SINCE AUGUST 2004



                           COLUMBIA LIFEGOAL
                           INCOME PORTFOLIO
                           SINCE AUGUST 2004

The Portfolio pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. The Adviser has also agreed to pay all other Portfolio expenses, except taxes, brokerage fees and commissions, extraordinary expenses, and any distribution (12b-1), shareholder servicing or shareholder administration fees for the Portfolios except Columbia LifeGoal Income Portfolio.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Portfolios' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for Columbia LifeGoal Income Portfolio until July 31, 2006. You'll find a discussion of any waivers and/or expense reimbursements in the Portfolio descriptions. There is no assurance that the Adviser will waive fees and/or reimburse expenses after this date.

The following chart shows the maximum advisory fee the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Portfolios' last fiscal year. Certain Portfolios have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Portfolios for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA LIFEGOAL GROWTH PORTFOLIO                          0.25%        0.25%



  COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO                 0.25%        0.25%



  COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO               0.25%        0.25%



  COLUMBIA LIFEGOAL INCOME PORTFOLIO                          0.50%*       0.09%

*Actual management fees will be charged to the Portfolio based on a weighted average of the underlying assets of the Portfolio. No management fee will be charged on assets invested in Class Z shares of Columbia Funds Government & Corporate Bond, Stock and Money Market Funds. Management fees on assets invested in individual securities and the Corporate Bond and the Mortgage- and Asset-Backed Securities Portfolios of the Fixed Income Sector Portfolios will be charged at rates of 0.50%, less a 0.10% waiver.

INVESTMENT SUB-ADVISERS

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Portfolios' annual report to shareholders for the fiscal year ended March 31.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and Columbia Funds have applied for relief from the SEC to permit the Portfolios to act on many of the Adviser's recommendations with approval only by the Board and not by Portfolio shareholders. The Adviser or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


The Portfolios are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer.

The Adviser and Distributor may pay significant amounts from their own assets to selling or servicing agents of the Portfolios for distribution-related activities or other services they provide. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Portfolios, including, for example, presenting Portfolios on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Portfolio shares or allocate or invest client assets among different investment options.


In addition, the Adviser and Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Columbia Funds' transfer agent. The Columbia Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Portfolios and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Portfolios, and is responsible for overseeing the administrative operations of the Portfolios. Columbia Management Advisors, LLC does not receive any fees for the administrative services it provides to the Portfolios, except for Columbia LifeGoal Income Portfolio. Columbia LifeGoal Income Portfolio pays Columbia Management Advisors, LLC a maximum fee of 0.23% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Class Z shares of the Portfolios. Here are some general rules about this class of shares:

  - Class Z shares are available to certain eligible investors. The eligible investors described below are subject to different minimum initial investment requirements. Eligible investors and their applicable investment minimums are as follows:

 NO MINIMUM INITIAL INVESTMENT


  - Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

  - Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent;

  - Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code; or

  - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

 $1,000 MINIMUM INITIAL INVESTMENT


  - Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares;
    (ii) who held Primary A shares prior to the share class re-titling on August 22, 2005 (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by the Distributor;

  - Any trustee or director (or family member of a trustee or director) of any fund distributed by the Distributor;

  - Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

  - Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

  - Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

  - Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

The Funds reserve the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Funds also reserve the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


You'll find more information about buying, selling and exchanging Class Z shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Portfolios also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions, or you need help placing an order.

Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Class Z shares. Certain financial institutions and intermediaries that offer Class Z shares may have policies that clients holding Class Z shares through the financial institution or intermediary will automatically have their holdings converted to Class A shares at the time that they move their relationship away from the financial institution or intermediary. Generally, no sales charges or other charges will apply to such a conversion, however an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion. In addition, Class A shares have higher operating costs which can reduce total returns.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Portfolio's or Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio or Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolios are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolios to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios or Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Portfolio or Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Portfolio are not affected by any of these limits. For these purposes, a "round trip" is a purchase by any means into a Portfolio or Fund followed by a redemption, of any amount, by any means out of the same Portfolio or Fund. Under this definition, a exchange into a Portfolio or Fund followed by a exchange out of the same Portfolio or Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Portfolio or Fund which may result in certain shareholders being able to market time a Portfolio or Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

HOW SHARES ARE PRICED

All transactions are based on the price of a Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Portfolio at the end of each business day. The net asset value per share of a Portfolio is based on the net asset value per share of the Columbia Funds the Portfolio invests in.

We calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Portfolios, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class Z shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(EXCHANGING SHARES      EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Portfolio to buy shares of another Portfolio or Columbia Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Class Z shares of a Portfolio for Class Z shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Portfolios normally declare and pay distributions of net investment income quarterly, and distribute any net realized capital gain at least once a year. The Portfolios may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Portfolio usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Portfolio shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Portfolio.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the realized gain. This distribution is also subject to tax. The Portfolios have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------

HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Portfolio's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Portfolio's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges. Also, if you're an individual Portfolio shareholder, your distributions attributable to dividends received by the Portfolio from certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Portfolio shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" (now, the Advisor)) and BACAP Distributors, LLC (which has subsequently merged into the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust (now known as Columbia Funds Series Trust), the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 6, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a "motion to dismiss" that is pending. Discovery has recently been initiated. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Columbia Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA LIFEGOAL GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.30                $7.82               $10.68               $10.38
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.07                 0.05                 0.04                 0.03
  Net realized and unrealized gain/(loss)
    on investments                               0.96                 3.46                (2.87)                0.31
  Net increase/(decrease) in net assets
    resulting from investment operations         1.03                 3.51                (2.83)                0.34
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.09)               (0.03)               (0.03)               (0.04)
  Distributions from net realized gains           --                   --                   --                   --
  Total distributions                           (0.09)               (0.03)               (0.03)               (0.04)
  Net asset value, end of year                  $12.24               $11.30                $7.82               $10.68
  TOTAL RETURN++                                 9.07%               44.84%              (26.53)%               3.30%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $132,748             $110,400              $61,985              $75,284
  Ratio of operating expenses to average
    net assets+++                                0.25%                0.25%                0.25%                0.25%
  Ratio of net investment income/(loss)
    to average net assets                        0.62%                0.45%                0.45%                0.25%
  Portfolio turnover rate                         13%                  6%                   13%                  33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.25%                0.25%                0.25%                0.25%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.09
  Net realized and unrealized gain/(loss)
    on investments                               (2.29)
  Net increase/(decrease) in net assets
    resulting from investment operations         (2.20)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.07)
  Distributions from net realized gains          (2.85)
  Total distributions                            (2.92)
  Net asset value, end of year                   $10.38
  TOTAL RETURN++                                (16.52)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $66,504
  Ratio of operating expenses to average
    net assets+++                                 0.25%
  Ratio of net investment income/(loss)
    to average net assets                         0.81%
  Portfolio turnover rate                          58%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.18                $8.77               $10.38               $10.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.19                 0.17                 0.18                 0.31
  Net realized and unrealized gain/(loss)
    on investments                               0.47                 2.44                (1.58)                0.16
  Net increase/(decrease) in net assets
    resulting from investment operations         0.66                 2.61                (1.40)                0.47
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.25)               (0.19)               (0.21)               (0.31)
  Distributions from net realized gains         (0.11)               (0.01)                 --                 (0.11)
  Total distributions                           (0.36)               (0.20)               (0.21)               (0.42)
  Net asset value, end of year                  $11.48               $11.18                $8.77               $10.38
  TOTAL RETURN++                                 6.02%               29.95%              (13.51)%               4.65%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $220,296             $216,997             $158,377             $195,436
  Ratio of operating expenses to average
    net assets+++                                0.25%                0.25%                0.25%                0.25%
  Ratio of net investment income/(loss)
    to average net assets                        1.70%                1.63%                1.97%                3.02%
  Portfolio turnover rate                         17%                  24%                  26%                 117%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.25%                0.25%                0.25%                0.25%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.44
  Net realized and unrealized gain/(loss)
    on investments                               (0.71)
  Net increase/(decrease) in net assets
    resulting from investment operations         (0.27)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.42)
  Distributions from net realized gains          (0.95)
  Total distributions                            (1.37)
  Net asset value, end of year                   $10.33
  TOTAL RETURN++                                 (2.39)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $194,842
  Ratio of operating expenses to average
    net assets+++                                 0.25%
  Ratio of net investment income/(loss)
    to average net assets                         3.69%
  Portfolio turnover rate                         106%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.04                $9.62               $10.35               $10.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.25                 0.23                 0.27                 0.40
  Net realized and unrealized gain/(loss)
    on investments                               0.11                 1.49                (0.71)               (0.01)
  Net increase/(decrease) in net assets
    resulting from investment operations         0.36                 1.72                (0.44)                0.39
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.31)               (0.24)               (0.26)               (0.36)
  Distributions from net realized gains         (0.12)               (0.06)               (0.03)               (0.05)
  Total distributions                           (0.43)               (0.30)               (0.29)               (0.41)
  Net asset value, end of year                  $10.97               $11.04                $9.62               $10.35
  TOTAL RETURN++                                 3.32%               18.08%               (4.22)%               3.83%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $56,897              $59,040              $33,316              $25,906
  Ratio of operating expenses to average
    net assets+++                                0.25%                0.25%                0.25%                0.25%
  Ratio of net investment income/(loss)
    to average net assets                        2.28%                2.20%                2.72%                3.81%
  Portfolio turnover rate                         34%                  14%                  34%                  37%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.25%                0.25%                0.25%                0.25%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.63
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.52
  Net realized and unrealized gain/(loss)
    on investments                               (0.04)
  Net increase/(decrease) in net assets
    resulting from investment operations          0.48
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.50)
  Distributions from net realized gains          (0.24)
  Total distributions                            (0.74)
  Net asset value, end of year                   $10.37
  TOTAL RETURN++                                  4.60%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $15,297
  Ratio of operating expenses to average
    net assets+++                                 0.25%
  Ratio of net investment income/(loss)
    to average net assets                         5.05%
  Portfolio turnover rate                          35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL INCOME PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                            YEAR ENDED
  CLASS Z SHARES                                             03/31/05
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                        $10.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                0.32
  Net realized and unrealized gain/(loss)
    on investments                                            (0.07)
  Net increase/(decrease) in net asset
    value from operations                                      0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.44)
  Distributions from net realized gains                       (0.04)
  Total dividends and distributions                           (0.48)
  Net asset value, end of period                              $10.08
  TOTAL RETURN++                                               2.47%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $667
  Ratio of operating expenses to average
    net assets+++                                              0.42%
  Ratio of net investment income/(loss)
    to average net assets                                      3.26%
  Portfolio turnover rate                                       48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                                  0.87%

                                                            PERIOD ENDED
  CLASS Z SHARES                                              03/31/04*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                         $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                 0.23
  Net realized and unrealized gain/(loss)
    on investments                                              0.30
  Net increase/(decrease) in net asset
    value from operations                                       0.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.22)
  Distributions from net realized gains                          --
  Total dividends and distributions                            (0.22)
  Net asset value, end of period                               $10.31
  TOTAL RETURN++                                                5.31%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $2,060
  Ratio of operating expenses to average
    net assets+++                                              0.42%+
  Ratio of net investment income/(loss)
    to average net assets                                      3.39%+
  Portfolio turnover rate                                        5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                                  0.92%+

* Columbia LifeGoal Income Portfolio Class Z shares commenced operations on September 4, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Portfolio, including investment advisory fees and other Portfolio costs, on the Portfolios' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Portfolios assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Portfolio, which is the same as that stated in the Annual Portfolio Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

COLUMBIA LIFEGOAL GROWTH PORTFOLIO -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.14%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.86%            $10,366.00      $  116.20
       2           10.25%            $11,025.00              7.87%            $10,786.90      $  120.69
       3           15.76%            $11,576.25             12.03%            $11,203.27      $  125.34
       4           21.55%            $12,155.06             16.36%            $11,635.72      $  130.18
       5           27.63%            $12,762.82             20.85%            $12,084.86      $  135.21
       6           34.01%            $13,400.96             25.51%            $12,551.33      $  140.43
       7           40.71%            $14,071.00             30.36%            $13,035.82      $  145.85
       8           47.75%            $14,774.55             35.39%            $13,539.00      $  151.48
       9           55.13%            $15,513.28             40.62%            $14,061.60      $  157.32
      10           62.89%            $16,288.95             46.04%            $14,604.38      $  163.40
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,604.38
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,386.09

COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.04%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.96%            $10,396.00      $  106.06
       2           10.25%            $11,025.00              8.08%            $10,807.68      $  110.26
       3           15.76%            $11,576.25             12.36%            $11,235.67      $  114.63
       4           21.55%            $12,155.06             16.81%            $11,680.60      $  119.16
       5           27.63%            $12,762.82             21.43%            $12,143.15      $  123.88
       6           34.01%            $13,400.96             26.24%            $12,624.02      $  128.79
       7           40.71%            $14,071.00             31.24%            $13,123.93      $  133.89
       8           47.75%            $14,774.55             36.44%            $13,643.64      $  139.19
       9           55.13%            $15,513.28             41.84%            $14,183.93      $  144.70
      10           62.89%            $16,288.95             47.46%            $14,745.61      $  150.43
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,745.61
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,271.00

COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.91%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.09%            $10,409.00      $   92.86
       2           10.25%            $11,025.00              8.35%            $10,834.73      $   96.66
       3           15.76%            $11,576.25             12.78%            $11,277.87      $  100.61
       4           21.55%            $12,155.06             17.39%            $11,739.13      $  104.73
       5           27.63%            $12,762.82             22.19%            $12,219.26      $  109.01
       6           34.01%            $13,400.96             27.19%            $12,719.03      $  113.47
       7           40.71%            $14,071.00             32.39%            $13,239.24      $  118.11
       8           47.75%            $14,774.55             37.81%            $13,780.73      $  122.94
       9           55.13%            $15,513.28             43.44%            $14,344.36      $  127.97
      10           62.89%            $16,288.95             49.31%            $14,931.04      $  133.20
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,931.04
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,119.56

COLUMBIA LIFEGOAL INCOME PORTFOLIO -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.91%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.09%            $10,409.00      $   92.86
       2           10.25%            $11,025.00             8.35%            $10,834.73      $   96.66
       3           15.76%            $11,576.25            12.78%            $11,277.87      $  100.61
       4           21.55%            $12,155.06            17.39%            $11,739.13      $  104.73
       5           27.63%            $12,762.82            22.19%            $12,219.26      $  109.01
       6           34.01%            $13,400.96            27.19%            $12,719.03      $  113.47
       7           40.71%            $14,071.00            32.39%            $13,239.24      $  118.11
       8           47.75%            $14,774.55            37.81%            $13,780.73      $  122.94
       9           55.13%            $15,513.28            43.44%            $14,344.36      $  127.97
      10           62.89%            $16,288.95            49.31%            $14,931.04      $  133.20
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,931.04
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,119.56

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500 (1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolios.



64
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
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT(R)

Where to find more information

You'll find more information about Columbia LifeGoal Portfolios in the following documents:


ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Portfolios and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



SEC file number:811-09645
Columbia Funds Series Trust
PRO-36/91529-1005

COLUMBIA MANAGEMENT.


                                    Prospectus

                                    Prospectus -- Class Z Shares

                                    November 1, 2005

                                    Government & Corporate Bond Fund
                                    Columbia Total Return Bond Fund
                                    (formerly, Nations Bond Fund)

                                    Stock Funds
                                    Columbia Large Cap Value Fund
                                    (formerly, Nations Value Fund)

                                    Columbia Marsico Focused Equities Fund
                                    (formerly, Nations Marsico Focused Equities
                                    Fund)

                                    Index Funds
                                    Columbia Large Cap Index Fund
                                    (formerly, Nations LargeCap Index Fund)

                                    Columbia Mid Cap Index Fund
                                    (formerly, Nations MidCap Index Fund)

                                    Columbia Small Cap Index Fund
                                    (formerly, Nations SmallCap Index Fund)

                                    International Stock Fund
                                    Columbia Multi-Advisor International Equity
                                    Fund
                                    (formerly, Nations International Equity
                                    Fund)




                                    THE SECURITIES AND EXCHANGE COMMISSION (SEC)
                                    HAS NOT APPROVED OR DISAPPROVED THESE
                                    SECURITIES OR DETERMINED IF THIS PROSPECTUS
                                    IS TRUTHFUL OR COMPLETE.

                                    ANY REPRESENTATION TO THE CONTRARY IS A
                                    CRIMINAL OFFENSE.



                    MAY LOSE VALUE
NOT FDIC-INSURED
                   NO BANK GUARANTEE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 76.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Columbia Funds Government Bond, Stock, Index and International Stock Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

Each type of Fund has a different investment focus:

  - Government Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

  - Stock Funds invest primarily in equity securities of U.S. companies.

  - Index Funds seek to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in equity securities that are included in the index.

  - International Stock Funds invest primarily in equity securities of companies outside the U.S.

The Funds also have different risk/return characteristics because they invest in different kinds of securities and have varying investment strategies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

In every case, there's a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock, Index and International Stock Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

The Government Bond Fund focuses on the potential to earn income. It may be suitable for you if:

  - you're looking for income

  - you have longer-term investment goals

The Government Bond Fund may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. THE ADVISER AND COLUMBIA FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR CERTAIN FUNDS.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE SUB-ADVISERS STARTING ON PAGE 44.

--------------------------------------------------------------------------------


COLUMBIA TOTAL RETURN BOND FUND                                  5
------------------------------------------------------------------
COLUMBIA LARGE CAP VALUE FUND                                   11
------------------------------------------------------------------
COLUMBIA MARSICO FOCUSED EQUITIES FUND                          17
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
COLUMBIA LARGE CAP INDEX FUND                                   22
------------------------------------------------------------------
COLUMBIA MID CAP INDEX FUND                                     27
------------------------------------------------------------------
COLUMBIA SMALL CAP INDEX FUND                                   31
------------------------------------------------------------------
COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND                36
Sub-advisers: Marsico Capital Management, LLC
and Causeway Capital Management LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     41
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       44

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         50
  Redemption fees                                               55
  Distributions and taxes                                       59
  Legal matters                                                 62
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            63
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            71
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   76
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. LEONARD APLET, KEVIN CRONK, BRIAN DRAINVILLE, THOMAS LAPOINTE, LAURA OSTRANDER AND MARIE SCHOFIELD OF THE ADVISER ARE THE PORTFOLIO MANAGERS THAT MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS ON PAGE 44.

MORE INVESTMENT OPPORTUNITIES

THIS FUND CAN INVEST IN A WIDE RANGE OF FIXED INCOME SECURITIES. THIS ALLOWS THE TEAM TO FOCUS ON SECURITIES THAT OFFER THE POTENTIAL FOR HIGHER RETURNS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks total return by investing in investment grade fixed income securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund normally invests at least 65% of its assets in investment grade fixed income securities. A portfolio manager may choose unrated securities if the portfolio manager believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  - corporate debt securities, including bonds, notes and debentures

  - U.S. government obligations

  - foreign debt securities denominated in U.S. dollars

  - mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities

  - municipal securities

The Fund may invest up to 10% of its total assets in high yield debt securities. The Fund also may invest up to 10% of its total assets in non-US dollar denominated foreign debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Total Return Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the portfolio manager expects, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INVESTMENT IN ANOTHER NATIONS FUND -- The Fund may invest in Columbia Convertible Securities Fund. The Adviser and its affiliates are entitled to receive fees from Columbia Convertible Securities Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Columbia Total Return Bond Fund for services provided directly. Accordingly, shareholders may pay additional fees, unless such fees are waived, because of the Fund's investment in another Fund. The Adviser and its affiliates may waive fees which they are entitled to receive from Columbia Convertible Securities Fund, or also Columbia Total Return Bond Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              17.28%    2.12%    8.48%    7.16%   -1.24%   10.10%    7.87%    7.47%    4.90%    4.77%



              *Year-to-date return as of June 30, 2005: 2.20%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:           5.95%
         WORST: 1ST QUARTER 1996:         -2.46%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period of the Lehman Brothers U.S. Aggregate Index, an unmanaged index made up of the Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     4.77%    7.00%     6.79%      6.27%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         3.00%    4.83%     4.41%      3.82%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.13%    4.66%     4.34%      3.82%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    4.34%    7.71%     7.72%      7.00%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 30, 1992. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases              N/A



         Maximum deferred sales charge (load)                          N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.49%



         Other expenses                                                 0.05%
                                                                         -----



         Total annual Fund operating expenses(3)                        0.54%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.34% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.60% for Class Z shares until July 31, 2006. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------

      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $55      $173      $302       $677

COLUMBIA LARGE CAP VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 44.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT REDUCED PRICES, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund normally invests at least 80% of its assets in common stocks of U.S.
                   companies. Effective September 23, 2005, under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the Russell
                   1000 Value Index (currently between $859 million and $367.5 billion) at the time of purchase. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million. The Fund may also invest up to 20% of its assets in foreign securities. The Fund may also invest in real estate investment trusts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three-pronged approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Large Cap Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               36.09%   21.12%   26.66%   17.34%    1.25%    3.94%   -7.09%   -19.20%  31.62%   13.62%



               *Year-to-date return as of June 30, 2005: 2.03%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           19.69%
         WORST: 3RD QUARTER 2002:         -20.49%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                              1 YEAR    5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES   13.62%    3.14%     11.21%    10.50%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                    13.37%    1.43%      8.65%     8.26%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               9.15%    2.02%      8.76%     8.25%



         RUSSELL 1000 VALUE INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                           16.49%    5.27%     13.83%    11.80%

      *THE INCEPTION DATE OF CLASS Z SHARES IS SEPTEMBER 19, 1989. THE RETURN
       FOR THE INDEX SHOWN IS FROM SEPTEMBER 30, 1989.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                            0.72%



         Other expenses                                                0.05%
                                                                       -----



                                                                       0.77%
         Total annual Fund operating expenses



                                                                       (0.01)%
         Fee waivers



         Total net expenses(3)                                         0.76%
                                                                       =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.55% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1 billion; 0.50% for assets in excess of $1 billion and up to $1.5 billion; 0.45% for assets in excess of $1.5 billion and up to $3 billion; 0.43% for assets in excess of $3 billion and up to $6 billion; and 0.41% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2006. The figure shown here is after waivers. There is no guarantee that this waiver will continue after July 31, 2006. The administrator shall waive a specified portion (0.04% of net assets) of the administration fees payable to it under the Administration Agreement on assets up to $500 million. Fees will not be waived on assets in excess of $500 million. Commencing upon the consummation of the reorganization of Columbia Growth and Income Fund into Columbia Large Cap Value Fund, in addition to such waiver, the administrator shall waive administration fees payable to it under the Administration Agreement and/or the investment adviser shall waive advisory fees payable to it under the Investment Advisory Agreement to the extent necessary to ensure that the combined total of such administration and advisory fees does not exceed the following fee schedule: 0.77% for assets up to $500 million; 0.72% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.60% for assets in excess of $3 billion and up to $6 billion; 0.58% for assets in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not included in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $78      $243      $422       $949

COLUMBIA MARSICO FOCUSED EQUITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TODAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 47.

WHAT IS A FOCUSED FUND?

A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico Focused Equities Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies with a market capitalization of $4 billion or more. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.

(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico Focused Equities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----
               49.64%   53.43%   -17.09%  -18.89%  -15.50%  31.62%   10.97%



               *Year-to-date return as of June 30, 2005: -1.34%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           33.16%
         WORST: 1ST QUARTER 2001:         -17.76%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                        1 YEAR    5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES             10.97%   -3.66%     9.65%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 10.97%   -3.67%     9.55%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          7.13%   -3.08%     8.43%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      10.88%   -2.30%     4.77%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 31, 1997. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.88%



         Other expenses                                                 0.20%
                                                                         -----



         Total annual Fund operating expenses                           1.08%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.66% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $100     $312      $542      $1,201

COLUMBIA LARGE CAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 44.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P 500 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P 500 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500 Index. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500 Index, subject to certain restrictions.

The Fund tries to achieve a correlation of at least 0.95 with the S&P 500 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 Index is affected by transaction costs and other expenses, changes in the composition of the S&P 500 Index, changes in the number of shares issued by the companies represented in the S&P 500 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Large Cap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P 500 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500 Index. The value of the Fund will rise and fall with the performance of the S&P 500 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               37.02%   22.63%   32.70%   28.39%   20.66%   -9.37%   -12.20%  -22.39%  28.28%   10.73%



               *Year-to-date return as of June 30, 2005: -0.86%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           21.13%
         WORST: 3RD QUARTER 2002:         -17.37%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                              1 YEAR    5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES   10.73%   -2.58%     11.72%    10.73%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                    10.06%   -2.99%     10.85%     9.80%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               6.98%   -2.41%      9.96%     9.01%



         S&P 500 INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                              10.88%   -2.30%     12.07%    11.11%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 15, 1993. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                               Class Z
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.20%



         Other expenses                                                  0.05%
                                                                          ------



         Total annual Fund operating expenses                            0.25%



         Fee waivers and/or reimbursements                              (0.11)%
                                                                          ------



         Total net expenses(3)                                           0.14%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $14       $69      $130       $307

COLUMBIA MID CAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 44.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P MidCap 400 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P MidCap 400 Index. The S&P MidCap 400
                   Index is an unmanaged index of 400 domestic stocks chosen for their market size, liquidity and industry representation. The index is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P MidCap 400 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400 Index.

The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 Index may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400 Index, changes in the number of shares issued by the companies represented in the S&P MidCap 400 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the portfolio manager believes the stock is not liquid enough, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Mid Cap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400 Index. The value of the Fund will rise and fall with the performance of the S&P MidCap 400 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
                0.92%   -15.01%  35.17%   16.38%



               *Year-to-date return as of June 30, 2005: 3.89%

BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2001:           17.96%
         WORST: 3RD QUARTER 2001:         -16.69%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P MidCap 400 Index, an unmanaged index of 400 common stocks, weighted by market value. The S&P MidCap 400 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                 1 YEAR     FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                      16.38%    6.97%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS      15.52%    5.75%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                11.15%    5.41%



         S&P MIDCAP 400 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                     16.48%    7.33%

      *THE INCEPTION DATE OF CLASS Z SHARES IS MARCH 31, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.20%



         Other expenses                                                 0.05%
                                                                         -----



         Total annual Fund operating expenses                           0.25%



         Fee waivers and/or reimbursements                             (0.11)%
                                                                         -----



         Total net expenses(3)                                          0.14%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $14       $69      $130       $307

COLUMBIA SMALL CAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 44.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P SmallCap 600 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P SmallCap 600 Index. The S&P SmallCap
                   600 Index is an unmanaged market capitalization index consisting of 600 common stocks with market capitalizations ranging from $500 million to $3 billion that capture the economic and industry characteristics of small company stock performance. It is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P SmallCap 600 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600 Index.

The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 Index is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600 Index, changes in the number of shares issued by the companies represented in the S&P SmallCap 600 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Small Cap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600 Index. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO MAY 12, 2000, THE FUND HAD A DIFFERENT INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
GRAPHIC)           The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               27.97%   -1.65%    5.47%    9.47%    6.06%   -15.18%  38.35%   22.33%



               *Year-to-date return as of June 30, 2005: 1.69%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2001:           20.60%
         WORST: 3RD QUARTER 1998:         -20.83%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                       1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES           22.33%   10.76%    10.57%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               21.13%   10.28%    10.02%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES       15.27%    9.16%     9.05%



         S&P SMALLCAP 600 INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)     22.65%   11.60%    11.86%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 15, 1996. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                               Class Z
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.20%



         Other expenses                                                  0.06%
                                                                          ------



         Total annual Fund operating expenses                            0.26%



         Fee waivers and/or reimbursements                              (0.05)%
                                                                          ------



         Total net expenses(3)                                           0.21%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $22       $79      $141       $326

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISERS

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE MASTER PORTFOLIO IS A "MULTI-MANAGER" FUND, WHICH MEANS THAT IT'S MANAGED BY MORE THAN ONE SUB-ADVISER. MARSICO CAPITAL AND CAUSEWAY CAPITAL MANAGEMENT LLC (CAUSEWAY) EACH MANAGES APPROXIMATELY ONE-HALF OF THE ASSETS OF THE MASTER PORTFOLIO. JAMES G. GENDELMAN OF MARSICO CAPITAL AND CAUSEWAY'S PORTFOLIO MANAGEMENT TEAM MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THEIR PORTIONS OF THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL, MR. GENDELMAN AND CAUSEWAY ON PAGE
 47.

WHY INVEST IN AN INTERNATIONAL STOCK FUND

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Multi-Advisor International
                   Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the
                   same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio is a "multi-manager" fund. It has two different investment managers. Each is responsible for managing approximately one-half of the Master Portfolio's assets. The managers each have different, but complementary, investment styles:

  - Marsico Capital combines "top-down," allocation among sectors and regions around the world with a "bottom-up" analysis that focuses on investing in securities with earnings growth potential that may not be realized by other investors.

  - Causeway uses a "bottom-up" analysis and a disciplined value approach. Causeway seeks to invest in companies that it believes are currently undervalued by the market. Causeway makes investment decisions based on the following factors: low price-to-earnings ratios relative to the sector; high yields or share repurchases, low price-to-book value ratios and low price-to-cash flow ratios relative to the market; and financial strength.

The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

A manager may sell a security when its price reaches a target set by the manager, if the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Multi-Advisor International Equity Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

EFFECTIVE JANUARY 15, 2002, MARSICO CAPITAL REPLACED GARTMORE GLOBAL PARTNERS (GARTMORE) AS CO-INVESTMENT SUB-ADVISER FOR A PORTION OF THE MASTER PORTFOLIO'S ASSETS. MARSICO CAPITAL HAS A DIFFERENT INVESTMENT STYLE THAN GARTMORE.

EFFECTIVE MAY 11, 2004, CAUSEWAY REPLACED PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) AND INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC. (INVESCO) AS CO-INVESTMENT SUB-ADVISER FOR A PORTION OF THE MASTER PORTFOLIO'S ASSETS. CAUSEWAY HAS A DIFFERENT INVESTMENT STYLE THAN PUTNAM AND INVESCO.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                8.45%    8.47%    1.27%   16.46%   39.49%   -15.13%  -20.66%  -14.53%  34.34%   17.98%



               *Year-to-date return as of June 30, 2005: -1.91%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           28.59%
         WORST: 3RD QUARTER 2002:         -19.49%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                                LIFE OF
                                                 1 YEAR    5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES      17.98%   -1.82%     5.85%      6.19%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                          17.87%   -2.40%     4.60%      5.12%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                 11.68%   -1.82%     4.45%      4.88%



         MSCI EAFE INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                 20.25%   -1.13%     5.62%      6.50%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 2, 1991. THE RETURN FOR
       THE INDEX SHOWN IS FROM NOVEMBER 30, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         Redemption fee (as a percentage of total redemption
         proceeds)(1)                                                   2.00%






         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)(3)



         Management fees(4)                                             0.86%



         Other expenses                                                 0.16%
                                                                         -----



         Total annual Fund operating expenses                           1.02%

      (1)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (4)The Fund pays an investment advisory fee of 0.69% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% in excess of $6 billion.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $99      $309      $536      $1,190

Other important information
[LINE GRAPH GRAPHIC]

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
5. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a

        Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of Columbia Total Return Bond Fund's portfolio holdings for each calendar quarter will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 60 calendar days following each quarter-end and will remain posted on the website until the Fund files its next Form N-CSR or Form N-Q. Lastly, a complete list of each other Fund's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Details, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, LLC AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.
--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Columbia Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which asset management team or portfolio managers are responsible for making the day-to-day investment decisions for each Fund for which the Adviser has not engaged an investment sub-adviser. In addition, the table tells you the individual members that make up the teams. The professional biographies of the portfolio managers and team members follow the table. The SAI provides additional information about the compensation of the portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Portfolios.

                                 ADVISER TEAM/
  FUND                           PORTFOLIO MANAGERS        TEAM MEMBERS
  COLUMBIA TOTAL RETURN BOND
    FUND                         LEONARD APLET, KEVIN      NOT TEAM MANAGED
                                 CRONK, BRIAN DRAINVILLE,
                                 THOMAS LAPOINTE, LAURA
                                 OSTRANDER, MARIE
                                 SCHOFIELD



  COLUMBIA LARGE CAP VALUE FUND  VALUE STRATEGIES TEAM     LORI ENSINGER, DAVID
                                                           HOFFMAN, NOAH
                                                           PETRUCCI, DIANE SOBIN



  COLUMBIA LARGE CAP INDEX FUND  VIKRAM KURIYAN            NOT TEAM MANAGED



  COLUMBIA MID CAP INDEX FUND    VIKRAM KURIYAN            NOT TEAM MANAGED



  COLUMBIA SMALL CAP INDEX FUND  VIKRAM KURIYAN            NOT TEAM MANAGED

  PORTFOLIO                                           BUSINESS EXPERIENCE
  MANAGER            LENGTH OF SERVICE WITH FUND      DURING PAST FIVE YEARS
  LEONARD APLET      COLUMBIA TOTAL RETURN BOND       COLUMBIA MANAGEMENT --
                     FUND SINCE OCTOBER 2004          PORTFOLIO MANAGER SINCE 1987



  KEVIN CRONK        COLUMBIA TOTAL RETURN BOND       COLUMBIA MANAGEMENT --
                     FUND SINCE 2004                  PORTFOLIO MANAGER SINCE 1999



  BRIAN              COLUMBIA TOTAL RETURN BOND       COLUMBIA MANAGEMENT --
  DRAINVILLE         FUND SINCE MARCH 2005            PORTFOLIO MANAGER SINCE 1996



  LORI ENSINGER      COLUMBIA LARGE CAP VALUE FUND    COLUMBIA MANAGEMENT --
                     SINCE 2001                       PORTFOLIO MANAGER SINCE 2001
                                                      ZURICH SCUDDER INVESTMENTS --
                                                      DIRECTED INVESTMENT STRATEGY
                                                      FOR ALL INSTITUTIONAL ASSETS
                                                      FROM 1999-2001




  PORTFOLIO                                           BUSINESS EXPERIENCE
  MANAGER            LENGTH OF SERVICE WITH FUND      DURING PAST FIVE YEARS
  DAVID HOFFMAN      COLUMBIA LARGE CAP VALUE FUND    COLUMBIA MANAGEMENT --
                     SINCE JUNE 2004                  PORTFOLIO MANAGER SINCE 2001
                                                      ZURICH SCUDDER INVESTMENTS --
                                                      VICE PRESIDENT SINCE
                                                      1999-2001



  VIKRAM KURIYAN     COLUMBIA LARGE CAP INDEX FUND    COLUMBIA MANAGEMENT --
                     SINCE JANUARY 2000               PORTFOLIO MANAGER SINCE 2000
                     COLUMBIA MID CAP INDEX FUND
                     SINCE JANUARY 2000
                     COLUMBIA SMALL CAP INDEX FUND
                     SINCE JANUARY 2000



  THOMAS LAPOINTE    COLUMBIA TOTAL RETURN BOND       COLUMBIA MANAGEMENT --
                     FUND SINCE MARCH 2005            PORTFOLIO MANAGER SINCE 1999



  LAURA OSTRANDER    COLUMBIA TOTAL RETURN BOND       COLUMBIA MANAGEMENT --
                     FUND SINCE NOVEMBER 2004         PORTFOLIO MANAGER SINCE 1996



  NOAH PETRUCCI      COLUMBIA LARGE CAP VALUE FUND    COLUMBIA MANAGEMENT --
                     SINCE FEBRUARY 2002              PORTFOLIO MANAGER SINCE 2002
                                                      ZURICH SCUDDER INVESTMENTS --
                                                      ASSOCIATE PRODUCT
                                                      SPECIALIST/PORTFOLIO MANAGER
                                                      FROM 2000-2001



  MARIE SCHOFIELD    COLUMBIA TOTAL RETURN BOND       COLUMBIA MANAGEMENT --
                     FUND SINCE OCTOBER 2004          PORTFOLIO MANAGER SINCE 1990



  DIANE SOBIN        COLUMBIA LARGE CAP VALUE FUND    COLUMBIA MANAGEMENT --
                     SINCE AUGUST 2001                PORTFOLIO MANAGER SINCE 2001
                                                      ZURICH SCUDDER INVESTMENTS --
                                                      SENIOR PORTFOLIO MANAGER FROM
                                                      1999-2001

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser uses part of this money to pay investment sub-advisers for the services they provide to certain Funds.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA TOTAL RETURN BOND FUND                             0.40%        0.38%



  COLUMBIA LARGE CAP VALUE FUND                              0.60%(2)      0.61%



  COLUMBIA MARSICO FOCUSED EQUITIES FUND                      0.75%        0.72%



  COLUMBIA LARGE CAP INDEX FUND                               0.10%        0.10%



  COLUMBIA MID CAP INDEX FUND                                 0.10%        0.10%



  COLUMBIA SMALL CAP INDEX FUND                              0.10%(2)      0.13%



  COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND(1)        0.70%(2)      0.76%

(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN NATIONS MARSICO FOCUSED EQUITIES MASTER PORTFOLIO AND NATIONS INTERNATIONAL EQUITY MASTER PORTFOLIO, RESPECTIVELY. THE ADVISER IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

(2)THIS FEE IS THE CURRENT MAXIMUM CONTRACT LEVEL, WHICH HAS BEEN REDUCED FROM THE CONTRACT LEVEL THAT WAS IN EFFECT DURING A PORTION OF THE LAST FISCAL YEAR.

INVESTMENT SUB-ADVISERS

Columbia Funds and the Adviser engage one or more investment sub-advisers for certain Funds to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Columbia Funds and the Adviser have engaged the following investment sub-advisers to provide day-to-day portfolio management for certain Funds. These sub-advisers function under the supervision of the Adviser and the Board of Columbia Funds.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with the sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

Information about the sub-advisers and the portfolio managers and/or team members of the sub-advisers that are responsible for the day-to-day investment decisions for the Funds is provided below. The SAI provides additional information about the compensation of these portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Funds.

--------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America in January 2001. Marsico Capital provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital.

Marsico Capital is the investment sub-adviser to:

  - Columbia Marsico Focused Equities Master Portfolio

Marsico Capital is a co-investment sub-adviser to:

  - Columbia Multi-Advisor International Equity Master Portfolio

THOMAS F. MARSICO, is the Chief Investment Officer of Marsico Capital, and manages the investment program of Columbia Marsico Focused Equities Master Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital in 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

JAMES G. GENDELMAN, is the portfolio manager of Marsico Capital's portion of Columbia Multi-Advisor International Equity Master Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

--------------------------------------------------------------------------------

CAUSEWAY CAPITAL
MANAGEMENT LLC

11111 SANTA MONICA BOULEVARD SUITE 1550
LOS ANGELES, CALIFORNIA 90025

--------------------------------------------------------------------------------


CAUSEWAY CAPITAL MANAGEMENT LLC

Founded in June 2001, Causeway is a registered investment adviser and is majority-owned by its employees. As of June 30, 2004, Causeway had $8 billion in assets under management.

Causeway is one of the two investment sub-advisers to Nations International Equity Master Portfolio. Causeway's portfolio management team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio. James Doyle, Jonathan Eng, Harry Hartford and Sarah Ketterer are the members of the team. Information about certain team members follows.


JAMES DOYLE, is a Director of Causeway Capital Management and serves as a portfolio manager responsible for the co-management of the portion of Columbia Multi-Advisor International Equity Fund, managed by Causeway Capital Management. He is responsible for investment research in global technology and autos/parts. Mr. Doyle has been with Causeway Management since 2001. Prior to joining the firm, Mr. Doyle worked for the Hotchkis and Wiley division of Merrill Lynch Investment Managers (MLIM) from 1997 to 2001. While employed at MLIM, he was a Vice President and head of investment research for the HW International and Global Value team. Mr. Doyle has been in the investment community since 1993. Mr. Doyle has a BA in Economics from Northwestern University and an MBA in Finance from the Wharton School, University of Pennsylvania.

JONATHAN P. ENG, has been a portfolio manager for Causeway since 2002, and serves as a portfolio manager responsible for the co-management of the portion of Columbia Multi-Advisor International Equity Fund, managed by Causeway Capital Management. From 2001 to 2002, Mr. Eng served as a senior research analyst at Causeway. He is responsible for investment research in global media and industrials at Causeway Capital Management.

Prior to joining the firm, from 1997 to 2001, Mr. Eng was an equity research associate for the Hotchkis and Wiley division of MLIM, spending the last nine months in the London office of MLIM. Mr. Eng has been in the investment community since 1992. Mr. Eng earned his bachelor's degree in History and Economics from Brandeis University and his MBA from the Anderson Graduate School of Management at UCLA.

HARRY W. HARTFORD, is the President of Causeway Capital Management and serves as a portfolio manager responsible for the co-management of the portion of Columbia Multi-Advisor International Equity Fund, managed by Causeway Capital Management. Mr. Hartford has served as portfolio manager and President since 2001. He is responsible for investment research in global basic materials and banks. From 1996 to 2001, Mr. Hartford was a Managing Director for the Hotchkis and Wiley division of MLIM, and co-head of the International and Global Value Team. Mr. Hartford has been in the investment community since 1984. Mr. Hartford earned his bachelor's degree in Economics, with honors, from the University of Dublin Trinity College, and his MS in Economics from Oklahoma State University, and is a Phi Kappa Phi member.

SARAH H. KETTERER, has been portfolio manager with Causeway Capital Management since 2001, and serves as the Chief Executive Officer for the firm. Ms. Ketterer also serves as a portfolio manager responsible for the co-management of the portion of Columbia Multi-Advisor International Equity Fund, managed by Causeway Capital Management. She is responsible for investment research in global insurance and health care. From 1996 to 2001, Ms. Ketterer worked for the Hotchkis and Wiley division of MLIM. At MLIM, she was a Managing Director and co-head of the firm's HW International and Global Value Equity team. Ms. Ketterer and the HW international team were responsible for approximately $3.4 billion in international and global assets under management including the $1.1 billion Mercury HW International Value Fund. Ms. Ketterer has been in the investment community since 1986. Ms. Ketterer earned her bachelor's degree in Economics and Political Science from Stanford University and her MBA from the Amos Tuck School, Dartmouth College.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO REFERRED TO AS A SELLING OR SERVICING AGENT. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, LLC a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:

  COLUMBIA TOTAL RETURN BOND FUND                               0.15%



  COLUMBIA LARGE CAP VALUE FUND                                 0.17%



  COLUMBIA MARSICO FOCUSED EQUITIES FUND                        0.22%



  INDEX FUNDS                                                   0.10%



  COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND              0.17%




The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.


In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Columbia Funds' transfer agent. The Columbia Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Class Z Shares of the Funds. Here are some general rules about this class of shares:

  - Class Z Shares are available to certain eligible investors. The eligible investors described below are subject to different minimum initial investment requirements. Eligible investors and their applicable investment minimums are as follows:

NO MINIMUM INITIAL INVESTMENT


     - Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

     - Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent;

     - Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code; or

     - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 MINIMUM INITIAL INVESTMENT


     - Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares;
       (ii) who held Primary A shares prior to the share class re-titling on August 22, 2005 (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by the Distributor;

     - Any trustee or director (or family member of a trustee or director) of any fund distributed by the Distributor;

     - Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

     - Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

     - Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

     - Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

The Funds reserve the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Funds also reserve the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

You'll find more information about buying, selling and exchanging Class Z Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions or you need help placing an order.

Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Class Z shares. Certain financial institutions and intermediaries that offer Class Z shares may have policies that clients holding Class Z shares through the financial institution or intermediary will automatically have their holdings converted to Class A shares at the time that they move their relationship away from the financial institution or intermediary. Generally, no sales charges or other charges will apply to such a conversion, however an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion. In addition, Class A shares have higher operating costs which can reduce total returns.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF REDEMPTION FEES.

YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


REDEMPTION FEES

Columbia Multi-Advisor International Equity Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. The redemption fee is paid to the Fund from which you are redeeming shares (including redemptions by exchange).

The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification. We'll redeem any shares that are eligible for a waiver first. For a discussion of the effects of market timing please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

You won't pay an otherwise applicable redemption fee on the following categories of transactions:

  - shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner

  - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Columbia Funds does not have access to information about the individual participant account activity, except where Columbia Funds has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts

  - shares sold by certain investment funds (e.g. Columbia LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to the Adviser that the investment fund is not a vehicle for market timing. The Adviser or its affiliates may manage certain of the approved investment funds

  - shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Adviser that the program is not designed to be a vehicle for market timing

  - shares sold by accounts where Columbia Funds has received information reasonably satisfactory to the Adviser indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders

  - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser

  - shares that were purchased by reinvested dividends

  - shares that are redeemed or exchanged through Columbia Funds' Automatic Withdrawal Plan or Automatic Exchange Feature or similar affiliated or unaffiliated automated plans

  - the following retirement plan distributions:

     - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy"
       plan)

     - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

Columbia Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

Certain financial institutions or intermediaries may not assess redemption fees on certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). Conversely, certain financial institutions or intermediaries may assess redemption fees on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with the Transfer Agent or with a different financial institution or intermediary. Columbia Funds and its agents reserve the right to permit imposition of the redemption fee under these circumstances. Columbia Funds' ability to assess redemption fees or apply waivers is generally limited by the policies of these financial institutions and intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial institutions and intermediaries that maintain accounts. You should check with your financial institution or intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time periods.

Columbia Funds reserves the right to impose the redemption fee in the future if it determines that a financial institution or intermediary that previously did not or was not able to assess the redemption fee on underlying shareholders has developed the policy or capability to assess the fee on some or all of its underlying shareholders, however, Columbia Funds may determine not to impose the redemption fee under certain circumstances. From time to time, as circumstances change, Columbia Funds may modify or eliminate certain exemption categories without advance notice to shareholders.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class Z Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - Columbia Multi-Advisor International Equity Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES   EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Columbia Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Class Z shares of a Fund for Class Z shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - Columbia Multi-Advisor International Equity Fund assesses, with limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently.

                                                  FREQUENCY OF           FREQUENCY
                                                 DECLARATION OF         OF PAYMENT
                                                     INCOME              OF INCOME
  FUND                                           DISTRIBUTIONS         DISTRIBUTIONS
  COLUMBIA TOTAL RETURN BOND FUND                   DAILY                MONTHLY



  COLUMBIA LARGE CAP VALUE FUND                   QUARTERLY             QUARTERLY



  COLUMBIA MARSICO FOCUSED EQUITIES FUND          ANNUALLY              ANNUALLY



  COLUMBIA LARGE CAP INDEX FUND                   ANNUALLY              ANNUALLY



  COLUMBIA MID CAP INDEX FUND                     ANNUALLY              ANNUALLY



  COLUMBIA SMALL CAP INDEX FUND                   ANNUALLY              ANNUALLY



  COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY
    FUND                                          ANNUALLY              ANNUALLY

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT


Distributions of a Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

FOREIGN TAXES

Mutual funds that maintain most of their portfolio in foreign securities -- like the International Stock Fund -- have special tax considerations. If more than half of the Fund's assets consist of foreign securities for a taxable year and the Fund makes a special election for the taxable year, you'll generally be required to:

  - include in your gross income your proportional amount of foreign income taxes paid by the Fund

  - treat this amount as foreign income taxes you paid directly

  - either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

We cannot assure you that a Fund will make this special election for a taxable year, even if it is eligible to.

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" (now, the Advisor)) and BACAP Distributors, LLC (which has subsequently merged into the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust (now known as Columbia Funds Series Trust), the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 6, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a "motion to dismiss" that is pending. Discovery has recently been initiated. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Columbia Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA TOTAL RETURN BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            3/31/03#             03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.17               $10.00                $9.66                $9.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.33                 0.36                 0.35                 0.53
  Net realized and unrealized gain/(loss)
    on investments                              (0.18)                0.23                 0.53                (0.11)
  Net increase/(decrease) in net asset
    value from operations                        0.15                 0.59                 0.88                 0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.36)               (0.36)               (0.37)               (0.54)
  Distributions from net realized gains         (0.15)               (0.06)               (0.17)                 --
  Total dividends and distributions             (0.51)               (0.42)               (0.54)               (0.54)
  Net asset value, end of year                   $9.81               $10.17               $10.00                $9.66
  TOTAL RETURN++                                 1.56%                6.07%                9.32%                4.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,861,448           $2,260,519           $2,482,229           $2,256,647
  Ratio of operating expenses to average
    net assets(a)                                0.58%                0.65%                0.67%              0.68%(b)
  Ratio of net investment income/(loss)
    to average net assets                        3.30%                3.61%                3.50%                5.28%
  Portfolio turnover rate                        402%                 398%                 488%                 314%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.66%(c)             0.68%(d)               0.67%                0.68%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.62
  Net realized and unrealized gain/(loss)
    on investments                                0.41
  Net increase/(decrease) in net asset
    value from operations                         1.03
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.62)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.62)
  Net asset value, end of year                    $9.78
  TOTAL RETURN++                                 11.39%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $2,333,703
  Ratio of operating expenses to average
    net assets(a)                                 0.67%
  Ratio of net investment income/(loss)
    to average net assets                         6.53%
  Portfolio turnover rate                         120%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.67%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.66% for Class Z shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.66% for Class Z shares.

COLUMBIA LARGE CAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.85                $8.48               $11.96               $12.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.20                 0.16                 0.14                 0.12
  Net realized and unrealized gain/(loss)
    on investments                               1.27                 3.36                (3.31)                0.58
  Net increase/(decrease) in net asset
    value from operations                        1.47                 3.52                (3.17)                0.70
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.20)               (0.15)               (0.13)               (0.10)
  Distributions from net realized gains           --                   --                 (0.18)               (1.03)
  Total dividends and distributions             (0.20)               (0.15)               (0.31)               (1.13)
  Net asset value, end of year                  $13.12               $11.85                $8.48               $11.96
  TOTAL RETURN++                                12.51%               41.63%              (26.95)%               5.64%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,376,691           $1,101,872            $451,815             $513,206
  Ratio of operating expenses to average
    net assets(a)                                0.77%             0.89%(b)(c)             0.97%              0.95%(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.66%                1.49%                1.43%                1.02%
  Portfolio turnover rate                         52%                  69%                  75%                 135%
  Ratio of operating expenses to average
    net asset without waivers and/or
    expense reimbursements(a)                  0.90%(d)             0.96%(e)               0.97%                0.95%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.17
  Net realized and unrealized gain/(loss)
    on investments                               (0.42)
  Net increase/(decrease) in net asset
    value from operations                        (0.25)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.18)
  Distributions from net realized gains          (3.42)
  Total dividends and distributions              (3.60)
  Net asset value, end of year                   $12.39
  TOTAL RETURN++                                 (1.97)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $844,432
  Ratio of operating expenses to average
    net assets(a)                               0.94%(b)
  Ratio of net investment income/(loss)
    to average net assets                         1.28%
  Portfolio turnover rate                         181%
  Ratio of operating expenses to average
    net asset without waivers and/or
    expense reimbursements(a)                     0.94%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.87% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.93% for Class Z shares.

COLUMBIA MARSICO FOCUSED EQUITIES
FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.98               $12.81               $15.87               $15.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.02)               (0.04)               (0.05)               (0.05)
  Net realized and unrealized gain/(loss)
    on investments                               0.96                 4.21                (3.01)                0.55
  Net increase/(decrease) in net asset
    value from operations                        0.94                 4.17                (3.06)                0.50
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $17.92               $16.98               $12.81               $15.87
  TOTAL RETURN++                                 5.54%               32.55%              (19.28)%               3.25%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $751,124             $701,306             $384,706             $346,435
  Ratio of operating expenses to average
    net assets                                   1.05%                1.09%                1.12%                1.11%
  Ratio of net investment income/(loss)
    to average net assets                       (0.12)%              (0.24)%              (0.35)%              (0.33)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.08%(a)             1.12%(b)               1.12%                1.11%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.59
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               (7.13)
  Net increase/(decrease) in net asset
    value from operations                        (7.14)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.08)
  Net asset value, end of year                   $15.37
  TOTAL RETURN++                                (31.67)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $354,798
  Ratio of operating expenses to average
    net assets                                    1.09%
  Ratio of net investment income/(loss)
    to average net assets                        (0.05)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.09%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.05% for Class Z shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.09% for Class Z shares.

COLUMBIA LARGE CAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $21.79               $16.37               $22.09               $22.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.43*                0.30                 0.25                 0.24
  Net realized and unrealized gain/(loss)
    on investments                               1.01                 5.39                (5.77)               (0.27)
  Net increase/(decrease) in net asset
    value from operations                        1.44                 5.69                (5.52)               (0.03)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.41)               (0.27)               (0.20)               (0.23)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.41)               (0.27)               (0.20)               (0.23)
  Net asset value, end of year                  $22.82               $21.79               $16.37               $22.09
  TOTAL RETURN++                                 6.57%               34.82%              (25.05)%              (0.09)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,486,203           $1,245,378            $918,184            $1,283,450
  Ratio of operating expenses to average
    net assets(a)                                0.14%              0.26%(c)             0.35%(b)             0.35%(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.92%                1.48%                1.39%                1.05%
  Portfolio turnover rate                         4%                   1%                   6%                   7%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.28%(d)             0.50%(e)               0.69%                0.68%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $28.90
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.24
  Net realized and unrealized gain/(loss)
    on investments                               (6.55)
  Net increase/(decrease) in net asset
    value from operations                        (6.31)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.24)
  Distributions from net realized gains          0.00##
  Total dividends and distributions              (0.24)
  Net asset value, end of year                   $22.35
  TOTAL RETURN++                                (21.94)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $2,021,690
  Ratio of operating expenses to average
    net assets(a)                               0.35%(b)
  Ratio of net investment income/(loss)
    to average net assets                         0.88%
  Portfolio turnover rate                          8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.68%

* Net investment income per share reflects a special dividend which amounted to $0.07 per share.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.25% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.47% for Class Z shares.

COLUMBIA MID CAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS Z SHARES                              03/31/05#           03/31/04#           03/31/03#           03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $10.27              $6.96               $9.31               $8.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.13                0.09                0.06                0.07
  Net realized and unrealized gain/(loss)
    on investments                               0.91                3.29               (2.25)               1.46
  Net increase/(decrease) in net asset
    value from operations                        1.04                3.38               (2.19)               1.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.10)              (0.07)              (0.04)              (0.06)
  Distributions from net realized gains         (0.27)               --**               (0.12)              (0.55)
  Total dividends and distributions             (0.37)              (0.07)              (0.16)              (0.61)
  Net asset value, end of period                $10.94              $10.27              $6.96               $9.31
  TOTAL RETURN++                                10.32%              48.67%             (23.77)%             18.29%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $1,601,005          $1,461,843           $860,997            $679,205
  Ratio of operating expenses to average
    net assets                                 0.14%(b)         0.25%(a)(b)(c)         0.35%(a)            0.35%(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                     0.14%(b)          0.25%(a)(c)           0.35%(a)            0.35%(a)
  Ratio of net investment income/(loss)
    to average net assets                       1.21%               0.95%               0.84%               0.82%
  Portfolio turnover rate                        18%                  9%                 15%                 16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.28%(d)          0.50%(a)(e)           0.70%(a)            0.72%(a)

                                              PERIOD ENDED
  CLASS Z SHARES                               03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.08
  Net realized and unrealized gain/(loss)
    on investments                               (0.72)
  Net increase/(decrease) in net asset
    value from operations                        (0.64)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.08)
  Distributions from net realized gains          (0.89)
  Total dividends and distributions              (0.97)
  Net asset value, end of period                 $8.39
  TOTAL RETURN++                                (7.27)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $342,503
  Ratio of operating expenses to average
    net assets                                  0.35%(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                      0.36%(a)
  Ratio of net investment income/(loss)
    to average net assets                        0.82%
  Portfolio turnover rate                         69%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.75%(a)

** Amount represents less than $0.01 per share.
* MidCap Index Class Z Shares were first offered on March 31, 2000.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.25% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.47% for Class Z shares.

COLUMBIA SMALL CAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $17.95               $11.59               $15.63               $13.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.16                 0.09                 0.07                 0.06
  Net realized and unrealized gain/(loss)
    on investments                               2.04                 6.40                (4.00)                2.73
  Net increase/(decrease) in net asset
    value from operations                        2.20                 6.49                (3.93)                2.79
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)               (0.08)               (0.05)               (0.07)
  Distributions from net realized gains         (0.77)               (0.05)               (0.06)               (0.33)
  Total dividends and distributions             (0.91)               (0.13)               (0.11)               (0.40)
  Net asset value, end of year                  $19.24               $17.95               $11.59               $15.63
  TOTAL RETURN++                                12.84%               56.11%              (25.26)%              21.30%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,072,113            $914,267             $517,680             $499,084
  Ratio of operating expenses to average
    net assets(a)                                0.21%              0.31%(c)               0.40%                0.40%
  Ratio of operating expenses including
    interest expense to average net
    assets(a)                                  0.21%(b)            0.31%(b)(c)             0.40%                0.40%
  Ratio of net investment income/(loss)
    to average net assets                        0.89%                0.57%                0.51%                0.46%
  Portfolio turnover rate                         16%                  16%                  26%                  18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.32%(d)             0.53%(e)               0.76%                0.76%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $13.53
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.08
  Net realized and unrealized gain/(loss)
    on investments                               (0.31)
  Net increase/(decrease) in net asset
    value from operations                        (0.23)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.06)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.06)
  Net asset value, end of year                   $13.24
  TOTAL RETURN++                                 (1.74)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $256,465
  Ratio of operating expenses to average
    net assets(a)                                 0.41%
  Ratio of operating expenses including
    interest expense to average net
    assets(a)                                     0.41%
  Ratio of net investment income/(loss)
    to average net assets                         0.56%
  Portfolio turnover rate                          65%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.79%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.29% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.51% for Class Z shares.

COLUMBIA MULTI-ADVISOR
INTERNATIONAL EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03*            03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $12.13                $8.01               $10.49               $11.12
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.16                 0.13                 0.10                 0.09
  Net realized and unrealized gain/(loss)
    on investments                               1.19                 4.11                (2.53)               (0.72)
  Net increase/(decrease) in net asset
    value from operations                        1.35                 4.24                (2.43)               (0.63)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.04)               (0.12)               (0.05)                --##
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.04)               (0.12)               (0.05)                --##
  Net increase in net asset value from
    redemption fees                              --##                 --##                 --##                  --
  Net asset value, end of year                  $13.44               $12.13                $8.01               $10.49
  TOTAL RETURN++                                11.10%               53.06%              (23.19)%              (5.65)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,199,712            $917,391             $556,619             $474,738
  Ratio of operating expenses to average
    net assets                                1.01%(a)(c)        1.12%(a)(b)(c)            1.18%                1.16%
  Ratio of net investment income/(loss)
    to average net assets                        1.26%                0.99%                1.10%                0.88%
  Portfolio turnover rate                        153%                  86%                100%+++              85%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    1.13%(a)(d)          1.15%(a)(e)             1.18%                1.16%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.74
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.12
  Net realized and unrealized gain/(loss)
    on investments                               (4.47)
  Net increase/(decrease) in net asset
    value from operations                        (4.35)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.11)
  Distributions from net realized gains          (1.16)
  Total dividends and distributions              (1.27)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $11.12
  TOTAL RETURN++                                (27.40)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $724,572
  Ratio of operating expenses to average
    net assets                                    1.15%
  Ratio of net investment income/(loss)
    to average net assets                         0.89%
  Portfolio turnover rate                        92%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.16%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Multi-Advisor International Equity Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
+++ Rate represents Columbia Multi-Advisor International Equity Master
Portfolio.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.10% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.13% for Class Z shares.

                            Additional hypothetical fees and
                            expense information

                            The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

COLUMBIA TOTAL RETURN BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.54%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.46%            $10,446.00      $ 55.20
       2           10.25%            $11,025.00              9.12%            $10,911.89      $ 57.67
       3           15.76%            $11,576.25             13.99%            $11,398.56      $ 60.24
       4           21.55%            $12,155.06             19.07%            $11,906.94      $ 62.92
       5           27.63%            $12,762.82             24.38%            $12,437.99      $ 65.73
       6           34.01%            $13,400.96             29.93%            $12,992.72      $ 68.66
       7           40.71%            $14,071.00             35.72%            $13,572.20      $ 71.73
       8           47.75%            $14,774.55             41.78%            $14,177.52      $ 74.92
       9           55.13%            $15,513.28             48.10%            $14,809.83      $ 78.27
      10           62.89%            $16,288.95             54.70%            $15,470.35      $ 81.76
  TOTAL GAIN BEFORE FEES &
    EXPENSES                         $ 6,288.95
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                  $ 5,470.35
  TOTAL ANNUAL FEES & EXPENSES
    PAID                                                                                      $677.10

COLUMBIA LARGE CAP VALUE FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.76%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.24%            $10,424.00      $ 77.61
       2           10.25%            $11,025.00             8.66%            $10,865.98      $ 80.90
       3           15.76%            $11,576.25            13.27%            $11,326.70      $ 84.33
       4           21.55%            $12,155.06            18.07%            $11,806.95      $ 87.91
       5           27.63%            $12,762.82            23.08%            $12,307.56      $ 91.64
       6           34.01%            $13,400.96            28.29%            $12,829.40      $ 95.52
       7           40.71%            $14,071.00            33.73%            $13,373.37      $ 99.57
       8           47.75%            $14,774.55            39.40%            $13,940.40      $103.79
       9           55.13%            $15,513.28            45.31%            $14,531.47      $108.19
      10           62.89%            $16,288.95            51.48%            $15,147.61      $112.78
  TOTAL GAIN BEFORE FEES &
    EXPENSES                         $ 6,288.95
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                 $ 5,147.61
  TOTAL ANNUAL FEES & EXPENSES
    PAID                                                                                     $942.25

COLUMBIA MARSICO FOCUSED EQUITIES FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.98%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.02%            $10,402.00      $   99.97
       2           10.25%            $11,025.00              8.20%            $10,820.16      $  103.99
       3           15.76%            $11,576.25             12.55%            $11,255.13      $  108.17
       4           21.55%            $12,155.06             17.08%            $11,707.59      $  112.52
       5           27.63%            $12,762.82             21.78%            $12,178.23      $  117.04
       6           34.01%            $13,400.96             26.68%            $12,667.80      $  121.75
       7           40.71%            $14,071.00             31.77%            $13,177.04      $  126.64
       8           47.75%            $14,774.55             37.07%            $13,706.76      $  131.73
       9           55.13%            $15,513.28             42.58%            $14,257.77      $  137.03
      10           62.89%            $16,288.95             48.31%            $14,830.93      $  142.53
  TOTAL GAIN BEFORE FEES &
    EXPENSES                         $ 6,288.95
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                  $ 4,830.93
  TOTAL ANNUAL FEES & EXPENSES
    PAID                                                                                      $1,201.36

COLUMBIA LARGE CAP INDEX FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.14%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.86%             $10,486.00        $ 14.34
       2           10.25%             $11,025.00              9.96%             $10,995.62        $ 15.04
       3           15.76%             $11,576.25             15.30%             $11,530.01        $ 15.77
       4           21.55%             $12,155.06             20.90%             $12,090.37        $ 16.53
       5           27.63%             $12,762.82             26.78%             $12,677.96        $ 17.34
       6           34.01%             $13,400.96             32.94%             $13,294.11        $ 18.18
       7           40.71%             $14,071.00             39.40%             $13,940.20        $ 19.06
       8           47.75%             $14,774.55             46.18%             $14,617.69        $ 19.99
       9           55.13%             $15,513.28             53.28%             $15,328.11        $ 20.96
      10           62.89%             $16,288.95             60.73%             $16,073.06        $ 21.98
  TOTAL GAIN BEFORE FEES &
    EXPENSES                          $ 6,288.95
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                    $ 6,073.06
  TOTAL ANNUAL FEES & EXPENSES
    PAID                                                                                          $179.20

COLUMBIA MID CAP INDEX FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.14%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.86%            $10,486.00      $ 14.34
       2           10.25%            $11,025.00             9.96%            $10,995.62      $ 15.04
       3           15.76%            $11,576.25            15.30%            $11,530.01      $ 15.77
       4           21.55%            $12,155.06            20.90%            $12,090.37      $ 16.53
       5           27.63%            $12,762.82            26.78%            $12,677.96      $ 17.34
       6           34.01%            $13,400.96            32.94%            $13,294.11      $ 18.18
       7           40.71%            $14,071.00            39.40%            $13,940.20      $ 19.06
       8           47.75%            $14,774.55            46.18%            $14,617.69      $ 19.99
       9           55.13%            $15,513.28            53.28%            $15,328.11      $ 20.96
      10           62.89%            $16,288.95            60.73%            $16,073.06      $ 21.98
  TOTAL GAIN BEFORE FEES &
    EXPENSES                         $ 6,288.95
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                 $ 6,073.06
  TOTAL ANNUAL FEES & EXPENSES
    PAID                                                                                     $179.20

COLUMBIA SMALL CAP INDEX FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.21%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.79%            $10,479.00      $ 21.50
       2           10.25%            $11,025.00              9.81%            $10,980.94      $ 22.53
       3           15.76%            $11,576.25             15.07%            $11,506.93      $ 23.61
       4           21.55%            $12,155.06             20.58%            $12,058.11      $ 24.74
       5           27.63%            $12,762.82             26.36%            $12,635.70      $ 25.93
       6           34.01%            $13,400.96             32.41%            $13,240.95      $ 27.17
       7           40.71%            $14,071.00             38.75%            $13,875.19      $ 28.47
       8           47.75%            $14,774.55             45.40%            $14,539.81      $ 29.84
       9           55.13%            $15,513.28             52.36%            $15,236.27      $ 31.26
      10           62.89%            $16,288.95             59.66%            $15,966.08      $ 32.76
  TOTAL GAIN BEFORE FEES &
    EXPENSES                         $ 6,288.95
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                  $ 5,966.08
  TOTAL ANNUAL FEES & EXPENSES
    PAID                                                                                      $267.83

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.97%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.03%            $10,403.00      $   98.95
       2           10.25%            $11,025.00              8.22%            $10,822.24      $  102.94
       3           15.76%            $11,576.25             12.58%            $11,258.38      $  107.09
       4           21.55%            $12,155.06             17.12%            $11,712.09      $  111.41
       5           27.63%            $12,762.82             21.84%            $12,184.09      $  115.90
       6           34.01%            $13,400.96             26.75%            $12,675.11      $  120.57
       7           40.71%            $14,071.00             31.86%            $13,185.91      $  125.43
       8           47.75%            $14,774.55             37.17%            $13,717.30      $  130.48
       9           55.13%            $15,513.28             42.70%            $14,270.11      $  135.74
      10           62.89%            $16,288.95             48.45%            $14,845.20      $  141.21
  TOTAL GAIN BEFORE FEES &
    EXPENSES                         $ 6,288.95
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                  $ 4,845.20
  TOTAL ANNUAL FEES & EXPENSES
    PAID                                                                                      $1,189.71

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated

"BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400(1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500", "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

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

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT.




Where to find more information

You'll find more information about Columbia Funds Government Bond, Stock, Index and International Stock Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:


By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.






SEC file number: 811-09645
Columbia Funds Series Trust,

PRO-36/91621-1005

    [GRAPHIC]
    COLUMBIA MANAGEMENT(R)










[GRAPHIC]                   Municipal Bond Funds
                            Prospectus -- Class A, B and C Shares
                            November 1, 2005




                            Columbia Short Term Municipal Bond Fund
                            (formerly, Nations Short-Term Municipal Income Fund)

                            Columbia Municipal Income Fund
                            (formerly, Nations Municipal Income Fund)

























                              THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
                              ANY REPRESENTATION TO THE CONTRARY IS A
                              CRIMINAL OFFENSE.

[GRAPHIC]
------------------------------------
NOT FDIC-INSURED   May Lose Value
                  No Bank Guarantee
------------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 58.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Funds Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

These Funds focus on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities.

Municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities and municipal securities. There's always a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

  - you're looking for income

  - you have longer-term investment goals

  - you want to reduce taxes on your investment income

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 18.

--------------------------------------------------------------------------------


COLUMBIA SHORT TERM MUNICIPAL BOND FUND                          4
------------------------------------------------------------------
COLUMBIA MUNICIPAL INCOME FUND                                  10
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     16
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       18

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        21
     About Class A shares                                       23
        Front-end sales charge                                  23
        Contingent deferred sales charge                        24
     About Class B shares                                       25
        Contingent deferred sales charge                        25
     About Class C shares                                       26
        Contingent deferred sales charge                        26
     When you might not have to pay a sales charge              27
  Buying, selling and exchanging shares                         32
     How orders are processed                                   36
  How selling and servicing agents are paid                     42
  Distributions and taxes                                       44
  Legal matters                                                 46
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            47
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            54
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   58
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. JOHN TRENTACOSTE OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT
 THE ADVISER AND THE
 PORTFOLIO MANAGER ON
 PAGE 18.

LOWEST RISK, LOWEST INCOME POTENTIAL

THIS FUND HAS THE LOWEST RISK OF THE COLUMBIA FUNDS MUNICIPAL BOND FUNDS.

THE FUND'S VALUE TENDS TO CHANGE LESS WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN LESS INCOME THAN FUNDS WITH LONGER DURATIONS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be less than three years.

When selecting individual investments, the portfolio manager looks at a security's potential to generate both income and price appreciation. The portfolio manager:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Short Term Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               8.05%    3.97%    4.54%    4.53%    2.31%    5.37%    5.00%    4.55%    2.12%    1.05%



              *Year-to-date return as of June 30, 2005: 0.47%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           2.86%
         WORST: 2ND QUARTER 2004:         -1.05%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers 3-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years and an equal blend of the Lehman Brothers 1-Year Municipal Bond Index, with maturities greater than one year and less than two years, and the Lehman Brothers 3-Year Municipal Bond Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    -0.01%    3.40%     4.02%      3.72%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -0.01%    3.40%     4.02%      3.72%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.69%    3.32%     3.96%      3.69%



         CLASS B SHARES RETURNS BEFORE TAXES     0.29%    2.84%     3.66%      3.35%



         CLASS C SHARES RETURNS BEFORE TAXES    -0.69%    2.84%     3.62%      3.49%



         LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              1.78%    4.78%     4.97%      4.59%



         BLENDED LEHMAN BROTHERS 1-YEAR
           MUNICIPAL BOND AND LEHMAN BROTHERS
           3-YEAR MUNICIPAL BOND INDICES
           (REFLECT NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    1.43%    4.17%     4.53%       --**

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE NOVEMBER 2, 1993, OCTOBER 12, 1993 AND MAY 19, 1994, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM OCTOBER 31, 1993.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR ONE OF
        THE INDICES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION-- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

CLASS B SHARES OF THIS FUND ARE ONLY AVAILABLE TO EXISTING SHAREHOLDERS FOR INVESTMENT.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             1.00%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)      N/A     1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                              0.42%     0.42%     0.42%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.06%     0.06%     0.06%
                                                        -------   -------   -------



         Total annual Fund operating expenses            0.73%     1.48%     1.48%



         Fee waivers and/or reimbursements              (0.08)%   (0.08)%   (0.08)%
                                                        -------   -------   -------



         Total net expenses(5)                           0.65%     1.40%     1.40%
                                                        =======   =======   =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A Shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund pays an investment advisory fee of 0.27% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.30% for assets up to $500 million; and 0.25% for assets in excess of $500 million.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $166     $323      $494        $990



         CLASS B SHARES                          $143     $460      $800      $1,762



         CLASS C SHARES                          $243     $460      $800      $1,762

      If you bought Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $143     $460      $800      $1,762



         CLASS C SHARES                          $143     $460      $800      $1,762

COLUMBIA MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT
 THE ADVISER AND THE
 PORTFOLIO MANAGER ON
 PAGE 18.

HIGHEST RISK, HIGHEST INCOME POTENTIAL

THIS FUND HAS THE RELATIVELY HIGHEST RISK OF THE COLUMBIA FUNDS MUNICIPAL BOND FUNDS.

THE FUND'S VALUE TENDS TO CHANGE MORE WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN MORE INCOME THAN THE TWO FUNDS WITH SHORTER DURATIONS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years.

When selecting individual investments, the portfolio manager looks at a security's potential to generate both income and price appreciation. The portfolio manager:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Municipal Income Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               19.27%    4.50%    9.34%    5.78%   -4.28%    9.79%    3.55%    6.65%    4.91%    3.36%



               *Year-to-date return as of June 30, 2005: 2.53%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           7.96%
         WORST: 2ND QUARTER 2004:         -2.16%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with at least one year to maturity. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    -1.59%    4.59%     5.62%      5.73%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -1.59%    4.59%     5.60%      5.65%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.41%    4.60%     5.54%      5.62%



         CLASS B SHARES RETURNS BEFORE TAXES    -2.36%    4.50%     5.42%      4.43%



         CLASS C SHARES RETURNS BEFORE TAXES     1.60%    4.81%     5.47%      5.02%



         LEHMAN BROTHERS MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    4.48%    7.20%     7.06%      6.92%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE FEBRUARY 1, 1991, JUNE 7, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM JANUARY 31, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             4.75%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)    5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                              0.54%     0.54%     0.54%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.08%     0.08%     0.08%
                                                        -------   -------   -------



         Total annual Fund operating expenses            0.87%     1.62%     1.62%



         Fee waivers and/or reimbursements              (0.02)%   (0.02)%   (0.02)%
                                                        -------   -------   -------



         Total net expenses(6)                           0.85%     1.60%     1.60%
                                                        =======   =======   =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.39% and an administration fee of 0.14%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.41% for assets up to $500 million; 0.36% for assets in excess of $500 million and up to $1 billion; 0.33% for assets in excess of $1 billion and up to $1.5 billion; 0.30% for assets in excess of $1.5 billion and up to $3 billion; 0.29% for assets in excess of $3 billion and up to $6 billion; and 0.28% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $558     $737       $932     $1,495



         CLASS B SHARES                          $663     $809     $1,079     $1,720



         CLASS C SHARES                          $263     $509       $879     $1,920

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $163     $509      $879      $1,720



         CLASS C SHARES                          $163     $509      $879      $1,920

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar quarter will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 60 calendar days following each quarter-end and will remain posted on the website until the Fund files its next Form N-CSR or Form N-Q.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, LLC AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Columbia Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

  FUND                            PORTFOLIO MANAGERS
  COLUMBIA SHORT TERM MUNICIPAL   JOHN TRENTACOSTE
  BOND FUND






  COLUMBIA MUNICIPAL INCOME FUND  CHRIS ECKSTROM

                                                    BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND  DURING PAST FIVE YEARS
  CHRIS ECKSTROM       COLUMBIA MUNICIPAL INCOME    COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1998



  JOHN TRENTACOSTE     COLUMBIA SHORT TERM          COLUMBIA MANAGEMENT --
                       MUNICIPAL BOND FUND SINCE    PORTFOLIO MANAGER SINCE 2000
                       NOVEMBER 2004

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA SHORT TERM MUNICIPAL BOND FUND                     0.30%        0.29%



  COLUMBIA MUNICIPAL INCOME FUND                              0.41%(1)     0.46%

(1)The fee is the current maximum contract level, which has been reduced from the contract level that was in effect during a portion of the last fiscal year.

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. Columbia Short Term Municipal Bond Fund pays Columbia Management Advisors, LLC a fee of 0.15% for its services, plus certain out-of-pocket expenses. Columbia Municipal Income Fund pays Columbia Management Advisors, Inc. a fee of 0.14% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC SHARE GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING COLUMBIA FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY.
 FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of both Funds offered by this prospectus, except Columbia Short Term Municipal Bond Fund doesn't offer Class B shares to new investors. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below compares the charges and fees and other features of the share classes.

                                                  COLUMBIA
                                                 SHORT TERM           COLUMBIA
                                                 MUNICIPAL           MUNICIPAL
  CLASS A SHARES                                 BOND FUND          INCOME FUND
  MAXIMUM AMOUNT YOU CAN BUY                      NO LIMIT            NO LIMIT



  MAXIMUM FRONT-END SALES CHARGE                   1.00%               4.75%



  MAXIMUM DEFERRED SALES CHARGE(1)                  NONE                NONE



                                             0.25% DISTRIBUTION  0.25% DISTRIBUTION
  MAXIMUM ANNUAL DISTRIBUTION AND                 (12b-1)/            (12b-1)/
  SHAREHOLDER SERVICING FEES                   SERVICE FEE(2)       SERVICE FEE



  CONVERSION FEATURE                                NONE                NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This Fund pays this fee under a separate servicing plan.

                                                  COLUMBIA
                                                 SHORT TERM           COLUMBIA
                                                 MUNICIPAL           MUNICIPAL
  CLASS B SHARES                                 BOND FUND          INCOME FUND
  MAXIMUM AMOUNT YOU CAN BUY                      $50,000             $50,000



  MAXIMUM FRONT-END SALES CHARGE                    NONE                NONE



  MAXIMUM DEFERRED SALES CHARGE                   NONE(1)             5.00%(1)



  REDEMPTION FEE                                    NONE                NONE



                                             0.75% DISTRIBUTION  0.75% DISTRIBUTION
  MAXIMUM ANNUAL DISTRIBUTION AND             (12b-1) FEE AND     (12b-1) FEE AND
  SHAREHOLDER SERVICING FEES                 0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE                                NONE                YES

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                                  COLUMBIA
                                                 SHORT TERM           COLUMBIA
                                                 MUNICIPAL           MUNICIPAL
  CLASS C SHARES                                 BOND FUND          INCOME FUND
  MAXIMUM AMOUNT YOU CAN BUY                     $1 MILLION          $1 MILLION



  MAXIMUM FRONT-END SALES CHARGE                    NONE                NONE



  MAXIMUM DEFERRED SALES CHARGE(1)                 1.00%               1.00%



  REDEMPTION FEE                                    NONE                NONE



  MAXIMUM ANNUAL DISTRIBUTION                0.75% DISTRIBUTION  0.75% DISTRIBUTION
  AND SHAREHOLDER                             (12b-1) FEE AND     (12b-1) FEE AND
  SERVICING FEES                             0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE                                NONE                NONE

(1)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- CLASS C
   SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARES GRAPHIC) ABOUT CLASS A SHARES

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT-END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

           COLUMBIA SHORT TERM MUNICIPAL BOND FUND
                                                        SALES CHARGE(1)    AMOUNT RETAINED
                                      SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                       AS A % OF THE      NET AMOUNT        AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED        OFFERING PRICE
           $0 -- $99,999                   1.00%             1.01%              0.75%



           $100,000 -- $249,999            0.75%             0.76%              0.50%



           $250,000 -- $999,999            0.50%             0.50%              0.40%



           $1,000,000 OR MORE              0.00%             0.00%              1.00%(2)

           COLUMBIA MUNICIPAL INCOME FUND
                                                        SALES CHARGE(1)    AMOUNT RETAINED
                                      SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                       AS A % OF THE      NET AMOUNT        AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED        OFFERING PRICE
           $0 -- $49,999                   4.75%             4.99%              4.25%



           $50,000 -- $99,999              4.50%             4.71%              4.00%



           $100,000 -- $249,999            3.50%             3.63%              3.00%



           $250,000 -- $499,999            2.50%             2.56%              2.25%



           $500,000 -- $999,999            2.00%             2.04%              1.75%



           $1,000,000 OR MORE              0.00%             0.00%              1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      Your selling agent receives a cumulative commission from the Distributor when you purchase $1 million or more of Class A shares, as follows:

         $0 -- $2,999,999                                                      1.00%



         $3 MILLION -- $49,999,999                                             0.50%



         $50 MILLION OR MORE                                                   0.25%

      The commission to selling agents for Class A share purchases of $50 million or more is paid beginning in the 13th month but only to the extent the shares remain outstanding. For certain group retirement plans, selling agents will receive a 1% finder's fee from $0-$3 million.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $50,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT EXCEED THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



(B SHARES GRAPHIC) ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

  COLUMBIA MUNICIPAL INCOME FUND
  IF YOU SELL YOUR SHARES
  DURING THE FOLLOWING YEAR:                                    YOU'LL PAY A CDSC OF:
  THE FIRST YEAR YOU OWN THEM                                            5.0%



  THE SECOND YEAR YOU OWN THEM                                           4.0%



  THE THIRD YEAR YOU OWN THEM                                            3.0%



  THE FOURTH YEAR YOU OWN THEM                                           3.0%



  THE FIFTH YEAR YOU OWN THEM                                            2.0%



  THE SIXTH YEAR YOU OWN THEM                                            1.0%



  AFTER SIX YEARS OF OWNING THEM                                         NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

ABOUT THE CONVERSION FEATURE

Class B shares generally convert automatically to Class A shares according to the following schedule:

  COLUMBIA MUNICIPAL INCOME FUND
                                                                 WILL CONVERT TO CLASS A SHARES
  CLASS B SHARES YOU BOUGHT                                        AFTER YOU'VE OWNED THEM FOR
  AFTER NOVEMBER 15, 1998                                                  EIGHT YEARS



  BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
    $0 -- $249,999                                                         NINE YEARS
    $250,000 -- $499,999                                                    SIX YEARS
    $500,000 -- $999,999                                                   FIVE YEARS



  BEFORE AUGUST 1, 1997                                                    EIGHT YEARS

The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

Here's how the conversion works:

  - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

  - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

  - Class B shares that you received from an exchange of Class B shares of another Nations Fund will convert based on the day you bought the original shares.

  - Conversions are free from federal income tax.


(C SHARES GRAPHIC) ABOUT CLASS C SHARES

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases over $1 million may be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purchases of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a waived or reduced front-end sales charge (often referred to as "breakpoint discounts") or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and at www.columbiafunds.com and may also be discussed in the SAI. Please contact your investment professional or contact Columbia Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

      The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Columbia Funds.

      The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds Family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES



      (Class A shares)

      There are two ways you can lower the front-end sales charge you pay on Class A shares:

         - RIGHTS OF ACCUMULATION
           The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price. Index Funds (including Columbia Large Cap Enhanced Core Fund) and Money Market Funds, except Class B and Class C shares of Columbia Money Market Funds, don't qualify for rights of accumulation.

         - STATEMENT OF INTENT
           You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
           The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - Individual accounts

           - Joint accounts

           - Certain IRA accounts

           - Certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia Fund shares. The value of your investment in a Columbia Money Market Fund held in an eligible account may be aggregated with your investments in other funds in the Columbia Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
           The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
           Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Columbia Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Columbia Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Columbia Funds who were entitled to buy shares at net asset value

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES
      (Class A, Class B and Class C shares)

      You won't pay a CDSC on the following transactions:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - The sole shareholder on an individual account

        - A joint tenant where the surviving joint tenant is the deceased's spouse

        - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - The disability must arise after the purchase of shares and

        - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability, and

        - A letter from a physician must be signed under penalty of perjury stating the nature of the disability

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - The grantor of the trust is the sole trustee and the sole life beneficiary

        - Death occurs following the purchase and

        - The trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services

      Firm (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on page 35 summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identify after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any lost resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange

Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A. You can invest up to
                                         - no minimum for certain fee-based         $50,000 in Class B shares. Class C
                                           accounts                                 shares purchases are limited to $1
                                         minimum additional investment:             million.
                                         - $50 for all accounts
                                                                                    Class B shares are only available to
                                                                                    existing shareholders of Columbia Short
                                                                                    Term Bond Fund and Columbia Short Term
                                                                                    Municipal Bond Fund.

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50

Selling shares    In a lump sum          - shares sold by telephone are limited     A Fund will generally send proceeds
                                           to $100,000 in a 30-day period           from the sale to you within seven days
                                         - other restrictions may apply to          (usually on the next business day after
                                           withdrawals from retirement plan         your request is received in "good
                                           accounts                                 form"). However, if you purchased your
                                                                                    shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 15 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                           fee based accounts                       withdrawals any day of the month on a
                                                                                    monthly, quarterly, or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a class.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class A
shares                                     exchanges                                shares for Class A shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.

                                                                                    You can generally exchange your Class B
                                                                                    shares for Class B shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.

                                                                                    You can generally exchange your Class C
                                                                                    shares for Class C shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.

                                                                                    You won't pay a front-end sales charge,
                                                                                    CDSC or redemption fee on the shares
                                                                                    you're exchanging. There may be an
                                                                                    additional sales charge if exchanging
                                                                                    from a Money Market Fund. Redemption
                                                                                    fees may apply.

                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - Except for the Index Funds, you buy Class A shares at the offering price per share. You buy Index Funds and Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month, monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to $100,000 of shares by telephone in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION
 ABOUT TELEPHONE ORDERS,
 SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------


        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of a Fund for Class A shares of any other Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of a Class A shares was of a Columbia Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of a Fund for Class B shares of any other Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Class C shares of a Columbia Money Market Fund through an exchange of Class B shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Class C shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of a Fund for Class C shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 4.25% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                              MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                 AND SHAREHOLDER SERVICING FEES
                          (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES  0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                  SERVICING FEE



  CLASS B SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                  FEE



  CLASS C SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                  FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

    - up to 1.00% of the offering price per share of Class A shares of all other Funds

    - up to 1.00% of the net asset value per share of Class B shares

    - up to 1.00% of the net asset value per share of Class C shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Columbia Funds' Transfer Agent. The Columbia Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(DISTRIBUTIONS AND TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain, at least once a year. The Funds normally declare distributions of net investment income daily and pay them monthly. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions that come from a Municipal Bond Fund's tax-exempt interest income are generally free from federal income tax, but may be subject to state, local and other taxes. All or a portion of these distributions may also be subject to alternative minimum taxes.

Any distributions that come from taxable income or net realized capital gain are generally subject to tax. Distributions that come from any taxable interest income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain. An individual's net long-term capital gain is taxed at a maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

No other Fund distributions are expected to qualify for reduced taxation under the Internal Revenue Code. Corporate shareholders generally will not be able to deduct any distributions from these Funds when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" (now, the Advisor)) and BACAP Distributors, LLC (which has subsequently merged into the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust (now known as Columbia Funds Series Trust), the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 6, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a "motion to dismiss" that is pending. Discovery has recently been initiated. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Columbia Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA SHORT TERM MUNICIPAL
BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.42               $10.40               $10.13               $10.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.22                 0.20                 0.23                 0.30
  Net realized and unrealized gain/(loss)
    on investments                              (0.21)                0.02                 0.27                 0.03
  Net increase/(decrease) in net asset
    value from operations                        0.01                 0.22                 0.50                 0.33
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.22)               (0.20)               (0.23)               (0.34)
  Net asset value, end of year                  $10.21               $10.42               $10.40               $10.13
  TOTAL RETURN++                                 0.07%                2.09%                5.00%                3.27%
========================================================================================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $88,601             $181,802             $210,556             $125,262
  Ratio of operating expenses to average
    net assets(a)                                0.65%                0.65%                0.65%                0.65%
  Ratio of net investment income/(loss)
    to average net assets                        2.10%                1.87%                2.21%                3.12%
  Portfolio turnover rate                         17%                  20%                  11%                  12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.80%                0.83%                0.84%                0.88%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.41
  Net realized and unrealized gain/(loss)
    on investments                                0.21
  Net increase/(decrease) in net asset
    value from operations                         0.62
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.42)
  Net asset value, end of year                   $10.14
  TOTAL RETURN++                                  6.34%
=========================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $23,613
  Ratio of operating expenses to average
    net assets(a)                                 0.65%
  Ratio of net investment income/(loss)
    to average net assets                         4.16%
  Portfolio turnover rate                          38%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.91%

* Effective April 1, 2001, Columbia Short Term Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.08% to 3.12%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA SHORT TERM MUNICIPAL
BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.42               $10.40               $10.13               $10.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.14                 0.12                 0.16                 0.27
  Net realized and unrealized gain/(loss)
    on investments                              (0.21)                0.02                 0.27                (0.02)
  Net increase/(decrease) in net asset
    value from operations                       (0.07)                0.14                 0.43                 0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)               (0.12)               (0.16)               (0.26)
  Net asset value, end of year                  $10.21               $10.42               $10.40               $10.13
  TOTAL RETURN++                                (0.68)%               1.33%                4.22%                2.51%
========================================================================================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,186               $1,356               $1,771               $1,884
  Ratio of operating expenses to average
    net assets(a)                                1.40%                1.40%                1.40%                1.40%
  Ratio of net investment income/(loss)
    to average net assets                        1.35%                1.12%                1.46%                2.37%
  Portfolio turnover rate                         17%                  20%                  11%                  12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.55%                1.58%                1.59%                1.63%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.34
  Net realized and unrealized gain/(loss)
    on investments                                0.20
  Net increase/(decrease) in net asset
    value from operations                         0.54
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.34)
  Net asset value, end of year                   $10.14
  TOTAL RETURN++                                  5.56%
=========================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $3,463
  Ratio of operating expenses to average
    net assets(a)                                 1.40%
  Ratio of net investment income/(loss)
    to average net assets                         3.41%
  Portfolio turnover rate                          38%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.66%

* Effective April 1, 2001, Columbia Short Term Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 2.33% to 2.37%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA SHORT TERM MUNICIPAL
BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.42               $10.40               $10.13               $10.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.14                 0.12                 0.15                 0.19
  Net realized and unrealized gain/(loss)
    on investments                              (0.21)                0.02                 0.28                 0.06
  Net increase/(decrease) in net asset
    value from operations                       (0.07)                0.14                 0.43                 0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)               (0.12)               (0.16)               (0.26)
  Net asset value, end of year                  $10.21               $10.42               $10.40               $10.13
  TOTAL RETURN++                                (0.68)%               1.33%                4.21%                2.47%
========================================================================================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $32,123              $56,551              $82,563              $41,822
  Ratio of operating expenses to average
    net assets(a)                                1.40%                1.40%                1.40%                1.40%
  Ratio of net investment income/(loss)
    to average net assets                        1.34%                1.12%                1.46%                2.37%
  Portfolio turnover rate                         17%                  20%                  11%                  12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.55%                1.58%                1.59%                1.63%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.34
  Net realized and unrealized gain/(loss)
    on investments                                0.20
  Net increase/(decrease) in net asset
    value from operations                         0.54
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.34)
  Net asset value, end of year                   $10.14
  TOTAL RETURN++                                  5.55%
=========================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,417
  Ratio of operating expenses to average
    net assets(a)                                 1.40%
  Ratio of net investment income/(loss)
    to average net assets                         3.41%
  Portfolio turnover rate                          38%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.66%

* Effective April 1, 2001, Columbia Short Term Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 2.33% to 2.37%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MUNICIPAL INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.16               $11.06               $10.83               $11.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.47                 0.47                 0.50                 0.53
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.10                 0.23                (0.31)
  Net increase/(decrease) in net asset
    value from operations                        0.17                 0.57                 0.73                 0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.47)               (0.47)               (0.50)               (0.53)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.47)               (0.47)               (0.50)               (0.53)
  Net asset value, end of year                  $10.86               $11.16               $11.06               $10.83
  TOTAL RETURN++                                 1.57%                5.28%                6.83%                1.95%
========================================================================================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $29,228              $33,557              $44,823              $50,765
  Ratio of operating expenses to average
    net assets(a)                                0.85%              0.84%(d)               0.85%                0.85%
  Ratio of net investment income/(loss)
    to average net assets                        4.27%                4.25%                4.52%                4.76%
  Portfolio turnover rate                         16%                  8%                   25%                  13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.02%(b)             1.06%(c)               1.04%                1.04%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.68
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.53
  Net realized and unrealized gain/(loss)
    on investments                                0.46
  Net increase/(decrease) in net asset
    value from operations                         0.99
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.53)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.53)
  Net asset value, end of year                   $11.14
  TOTAL RETURN++                                  9.55%
=========================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $38,591
  Ratio of operating expenses to average
    net assets(a)                                 0.83%
  Ratio of net investment income/(loss)
    to average net assets                         4.90%
  Portfolio turnover rate                          18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.04%

* Effective April 1, 2001, Columbia Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.70% to 4.76%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.99% for Class A shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.03% for Class A shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 0.85% for Class A shares.

COLUMBIA MUNICIPAL INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.16               $11.06               $10.83               $11.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.39                 0.39                 0.42                 0.44
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.10                 0.23                (0.30)
  Net increase/(decrease) in net asset
    value from operations                        0.09                 0.49                 0.65                 0.14
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.39)               (0.39)               (0.42)               (0.44)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.39)               (0.39)               (0.42)               (0.44)
  Net asset value, end of year                  $10.86               $11.16               $11.06               $10.83
  TOTAL RETURN++                                 0.81%                4.49%                6.04%                1.28%
========================================================================================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $6,680               $8,117               $9,263               $9,116
  Ratio of operating expenses to average
    net assets(a)                                1.60%              1.59%(d)               1.60%                1.60%
  Ratio of net investment income/(loss)
    to average net assets                        3.52%                3.50%                3.77%                4.01%
  Portfolio turnover rate                         16%                  8%                   25%                  13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.77%(b)             1.81%(c)               1.79%                1.79%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.45
  Net realized and unrealized gain/(loss)
    on investments                                0.44
  Net increase/(decrease) in net asset
    value from operations                         0.89
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.45)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.45)
  Net asset value, end of year                   $11.13
  TOTAL RETURN++                                  8.62%
=========================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $8,930
  Ratio of operating expenses to average
    net assets(a)                                 1.60%
  Ratio of net investment income/(loss)
    to average net assets                         4.13%
  Portfolio turnover rate                          18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.79%

* Effective April 1, 2001, Columbia Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.95% to 4.01%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.74% for Class B shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.78% for Class B shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 1.60% for Class B shares.

COLUMBIA MUNICIPAL INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.16               $11.07               $10.84               $11.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.39                 0.39                 0.42                 0.44
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.09                 0.23                (0.30)
  Net increase/(decrease) in net asset
    value from operations                       (0.09)                0.48                 0.65                 0.14
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.39)               (0.39)               (0.42)               (0.44)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.39)               (0.39)               (0.42)               (0.44)
  Net asset value, end of year                  $10.86               $11.16               $11.07               $10.84
  TOTAL RETURN++                                 0.82%                4.40%                6.03%                1.28%
========================================================================================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $707                $1,372               $1,591               $1,294
  Ratio of operating expenses to average
    net assets(a)                                1.60%              1.59%(d)               1.60%                1.60%
  Ratio of net investment income/(loss)
    to average net assets                        3.52%                3.50%                3.77%                4.01%
  Portfolio turnover rate                         16%                  8%                   25%                  13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.77%(b)             1.81%(c)               1.79%                1.79%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.45
  Net realized and unrealized gain/(loss)
    on investments                                0.45
  Net increase/(decrease) in net asset
    value from operations                         0.90
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.45)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.45)
  Net asset value, end of year                   $11.14
  TOTAL RETURN++                                  8.71%
=========================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,318
  Ratio of operating expenses to average
    net assets(a)                                 1.60%
  Ratio of net investment income/(loss)
    to average net assets                         4.13%
  Portfolio turnover rate                          18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.79%

* Effective April 1, 2001, Columbia Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.95% to 4.01%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.74% for Class C shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.78% for Class C shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 1.60% for Class C shares.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

COLUMBIA SHORT TERM MUNICIPAL BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.65%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,395.00              4.35%            $10,330.65      $165.75
       2           10.25%            $10,914.75              8.89%            $10,780.03      $ 68.61
       3           15.76%            $11,460.49             13.63%            $11,248.96      $ 71.59
       4           21.55%            $12,033.51             18.57%            $11,738.29      $ 74.71
       5           27.63%            $12,635.19             23.73%            $12,248.91      $ 77.96
       6           34.01%            $13,266.95             29.11%            $12,781.74      $ 81.35
       7           40.71%            $13,930.29             34.72%            $13,337.74      $ 84.89
       8           47.75%            $14,626.81             40.59%            $13,917.94      $ 88.58
       9           55.13%            $15,358.15             46.70%            $14,523.37      $ 92.43
      10           62.89%            $16,126.06             53.08%            $15,155.13      $ 96.46
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,226.06
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,255.13
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $902.33

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA SHORT TERM MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.40%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.60%            $10,360.00      $  142.52
       2           10.25%            $11,025.00              7.33%            $10,732.96      $  147.65
       3           15.76%            $11,576.25             11.19%            $11,119.35      $  152.97
       4           21.55%            $12,155.06             15.20%            $11,519.64      $  158.47
       5           27.63%            $12,762.82             19.34%            $11,934.35      $  164.18
       6           34.01%            $13,400.96             23.64%            $12,363.99      $  170.09
       7           40.71%            $14,071.00             28.09%            $12,809.09      $  176.21
       8           47.75%            $14,774.55             32.70%            $13,270.22      $  182.56
       9           55.13%            $15,513.28             37.37%            $13,737.33      $  199.86
      10           62.89%            $16,288.95             42.21%            $14,220.88      $  206.89
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,220.88
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,701.39

COLUMBIA SHORT TERM MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.40%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.60%            $10,360.00      $  142.52
       2           10.25%            $11,025.00              7.33%            $10,732.96      $  147.65
       3           15.76%            $11,576.25             11.19%            $11,119.35      $  152.97
       4           21.55%            $12,155.06             15.20%            $11,519.64      $  158.47
       5           27.63%            $12,762.82             19.34%            $11,934.35      $  164.18
       6           34.01%            $13,400.96             23.64%            $12,363.99      $  170.09
       7           40.71%            $14,071.00             28.09%            $12,809.09      $  176.21
       8           47.75%            $14,774.55             32.70%            $13,270.22      $  182.56
       9           55.13%            $15,513.28             37.48%            $13,747.95      $  189.13
      10           62.89%            $16,288.95             42.43%            $14,242.87      $  195.94
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,242.87
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,679.71

COLUMBIA MUNICIPAL INCOME FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.85%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,001.25              4.15%            $ 9,920.29      $  557.64
       2           10.25%            $10,501.31              8.47%            $10,331.98      $   86.07
       3           15.76%            $11,026.38             12.97%            $10,760.76      $   89.64
       4           21.55%            $11,577.70             17.66%            $11,207.33      $   93.36
       5           27.63%            $12,156.58             22.55%            $11,672.43      $   97.24
       6           34.01%            $12,764.41             27.63%            $12,156.84      $  101.27
       7           40.71%            $13,402.63             32.93%            $12,661.35      $  105.48
       8           47.75%            $14,072.76             38.44%            $13,186.79      $  109.85
       9           55.13%            $14,776.40             44.19%            $13,734.04      $  114.41
      10           62.89%            $15,515.22             50.17%            $14,304.01      $  119.16
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,990.22
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,779.01
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,474.14

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA MUNICIPAL INCOME FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.60%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.40%            $10,340.00      $  162.72
       2           10.25%            $11,025.00              6.92%            $10,691.56      $  168.25
       3           15.76%            $11,576.25             10.55%            $11,055.07      $  173.97
       4           21.55%            $12,155.06             14.31%            $11,430.95      $  179.89
       5           27.63%            $12,762.82             18.20%            $11,819.60      $  186.00
       6           34.01%            $13,400.96             22.21%            $12,221.46      $  192.33
       7           40.71%            $14,071.00             26.37%            $12,636.99      $  198.87
       8           47.75%            $14,774.55             30.67%            $13,066.65      $  205.63
       9           55.13%            $15,513.28             36.06%            $13,606.30      $  116.03
      10           62.89%            $16,288.95             41.68%            $14,168.24      $  120.82
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,168.24
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,704.51

COLUMBIA MUNICIPAL INCOME FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.60%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.40%            $10,340.00      $  162.72
       2           10.25%            $11,025.00              6.92%            $10,691.56      $  168.25
       3           15.76%            $11,576.25             10.55%            $11,055.07      $  173.97
       4           21.55%            $12,155.06             14.31%            $11,430.95      $  179.89
       5           27.63%            $12,762.82             18.20%            $11,819.60      $  186.00
       6           34.01%            $13,400.96             22.21%            $12,221.46      $  192.33
       7           40.71%            $14,071.00             26.37%            $12,636.99      $  198.87
       8           47.75%            $14,774.55             30.67%            $13,066.65      $  205.63
       9           55.13%            $15,513.28             35.11%            $13,510.92      $  212.62
      10           62.89%            $16,288.95             39.70%            $13,970.29      $  219.85
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,970.29
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,900.13

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated

"BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock not the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

        [GRAPHIC]
         COLUMBIA MANAGEMENT(R)




        Where to find more information

        You'll find more information about Columbia Funds Municipal Bond Funds in the following documents:





ANNUAL AND SEMI-ANNUAL REPORTS
The annual and semi-annual reports
contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone: 1.800.345.6611

BY MAIL:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet: www.columbiafunds.com


Information about the Funds can be
reviewed and copied at the SEC's Public
Reference Room in Washington, D.C.
Information on the operation of the Public
Reference Room may be obtained by
calling the SEC at 1-202-942-8090. The
reports and other information about the
Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov, or by writing the SEC's
Public Reference Section, Washington, D.C.
20549-0102.

          [GRAPHIC]
         SEC file number:
         811-09645
         Columbia Funds
         Series Trust,
         PRO-36/91530-1005

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT(R)




                         -------------------------------------------------------

                         STATE MUNICIPAL BOND FUNDS

                         Prospectus-- Class A, B and C Shares

                         November 1, 2005

                         -------------------------------------------------------



                         Columbia California Intermediate Municipal Bond Fund (formerly, Nations California Intermediate Municipal Bond Fund)

                         Columbia Florida Intermediate Municipal Bond Fund (formerly, Nations Florida Intermediate Municipal Bond
                         Fund)

                         Columbia Georgia Intermediate Municipal Bond Fund (formerly, Nations Georgia Intermediate Municipal Bond
                         Fund)

                         Columbia Maryland Intermediate Municipal Bond Fund (formerly, Nations Maryland Intermediate Municipal Bond
                         Fund)

                         Columbia North Carolina Intermediate Municipal Bond Fund (formerly, Nations North Carolina Intermediate Municipal Bond Fund)

                         Columbia South Carolina Intermediate Municipal Bond Fund (formerly, Nations South Carolina Intermediate Municipal Bond Fund)

                         Columbia Texas Intermediate Municipal Bond Fund (formerly, Nations Texas Intermediate Municipal Bond
                         Fund)

                         Columbia Virginia Intermediate Municipal Bond Fund (formerly, Nations Virginia Intermediate Municipal Bond
                         Fund)



                         THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

                         ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                         OFFENSE.


--------------------------------------
NOT FDIC-INSURED      May Lose Value
                    No  Bank Guarantee
--------------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 122.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Funds State Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

These Funds invest most of their assets in securities issued by one state and its public authorities and local governments, and are generally intended for residents of that state.

Each Fund focuses on the potential to earn income that is generally free from federal and state income tax by investing primarily in municipal securities.

Municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of municipal securities. There's always a risk that you'll lose money, or that you may not earn as much as you expect.

Because they invest primarily in securities issued by one state and its public authorities and local governments, the Funds are considered to be non-diversified. This means the value of a Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The State Municipal Bond Funds may be suitable for you if:

  - you're looking for income

  - you want to reduce taxes on your investment

  - you have longer-term investment goals

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.







 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 56.

--------------------------------------------------------------------------------


COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND             5
------------------------------------------------------------------
COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND               11
------------------------------------------------------------------
COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND               17
------------------------------------------------------------------
COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND              23
------------------------------------------------------------------
COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND        29
------------------------------------------------------------------
COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND        36
------------------------------------------------------------------
COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND                 42
------------------------------------------------------------------
COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND              48
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     54
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       56

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        59
     About Class A shares                                       60
        Front-end sales charge                                  61
        Contingent deferred sales charge                        61
     About Class B shares                                       62
        Contingent deferred sales charge                        62
     About Class C shares                                       64
        Contingent deferred sales charge                        64
     When you might not have to pay a sales charge              64
  Buying, selling and exchanging shares                         70
     How orders are processed                                   74
  How selling and servicing agents are paid                     80
  Distributions and taxes                                       82
  Legal matters                                                 84
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            85
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION           109
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                  122
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO CALIFORNIA STATE MUNICIPAL BOND FUNDS.

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF CALIFORNIA

  - INCOME POTENTIAL: MODERATE

  - RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and California state individual income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of the securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if she believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. She reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when she believes the security is overvalued, when there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia California Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and is local governments and public authorities.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. Government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which, in turn, generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. The current finances of California and its municipalities have improved during fiscal year 2004-05, in part due to an improved economy and higher employment rates, which increased tax revenue. California remains the state with the lowest credit rating, however. The Governor's Budget for 2005-06 projects a $6 billion deficit due to structural spending imbalances. The Governor proposes to cut program spending and to shift responsibility for certain obligations to make up the shortfall, but as of June 15, the State Legislature had not approved a final budget for the 2005-06 fiscal year. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               3.15%    2.33%



              *Year-to-date return as of June 30, 2005: 1.55%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2004:           3.07%
         WORST: 2ND QUARTER 2004:         -2.41%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                      -1.04%    1.34%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS      -1.21%    1.17%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                     0.59%    1.59%



         CLASS B SHARES RETURNS BEFORE TAXES                      -1.38%    1.59%



         CLASS C SHARES RETURNS BEFORE TAXES                       0.48%    2.02%



         LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    3.02%    4.16%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE SEPTEMBER 9, 2002, AUGUST 29, 2002 AND SEPTEMBER 11, 2002, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM AUGUST 31, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%        0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.18%        0.18%        0.18%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.98%        1.73%        1.73%



         Fee waivers and/or reimbursements           (0.23)%      (0.23)%      (0.23)%
                                                       -------      -------      -------



         Total net expenses(6)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $605      $827      $1,467



         CLASS B SHARES                          $453     $723      $917      $1,823



         CLASS C SHARES                          $253     $523      $917      $2,022

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $523      $917      $1,823



         CLASS C SHARES                          $153     $523      $917      $2,022

COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO FLORIDA STATE MUNICIPAL BOND FUNDS.

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF FLORIDA

  - INCOME POTENTIAL: MODERATE

  - RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Florida state intangibles tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Florida Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Florida, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Florida municipal obligations, which generally is free from federal income tax and Florida state intangibles tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries including retirement migration, tourism and agriculture, which have historically driven the economy, as well as high technology jobs, service sector jobs and international trade which complement the three traditional industries. Adverse conditions affecting these industries could have an impact on Florida municipal securities. In addition, unfunded State of Florida mandates, including, but not limited to, classroom size limits and increased security measures may have an adverse effect on the credit quality of certain of the issuers of Florida municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              14.08%    3.53%    6.99%    5.16%   -0.90%    8.01%    4.52%    6.51%    3.60%    2.17%



              *Year-to-date return as of June 30, 2005: 1.33%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.80%
         WORST: 2ND QUARTER 2004:         -2.31%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A Shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    -1.12%    4.24%     4.95%      4.66%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -1.16%    4.23%     4.95%      4.65%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.46%    4.22%     4.89%      4.62%



         CLASS B SHARES RETURNS BEFORE TAXES    -1.65%    4.13%     4.67%      4.08%



         CLASS C SHARES RETURNS BEFORE TAXES     0.41%    4.16%     4.67%      4.34%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                3.02%    6.18%     6.21%      --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              3.15%    6.61%     6.48%      6.00%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE DECEMBER 14, 1992, JUNE 7, 1993 AND DECEMBER 17, 1992, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM DECEMBER 31, 1992.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B       Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price           3.25%        N/A           N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       3.00%(2)      1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                            0.55%        0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                                0.25%        1.00%        1.00%



         Other expenses                                0.12%        0.12%        0.12%
                                                        ------       ------       -------



         Total annual Fund operating expenses          0.92%        1.67%        1.67%



         Fee waivers and/or reimbursements            (0.17)%      (0.17)%      (0.17)%
                                                        ------       ------       -------



         Total net expenses(6)                         0.75%        1.50%        1.50%
                                                        ======       ======       =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $592      $802      $1,404



         CLASS B SHARES                          $453     $710      $891      $1,762



         CLASS C SHARES                          $253     $510      $891      $1,962

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $510      $891      $1,762



         CLASS C SHARES                          $153     $510      $891      $1,962

COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF GEORGIA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Georgia state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Georgia individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Georgia Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Georgia municipal obligations, which generally is free from federal income tax and Georgia state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Georgia and its municipalities, is more vulnerable to unfavorable developments in Georgia than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries such as textiles, apparel, automobile production, real estate, tourism and construction. Adverse conditions affecting these industries could have an impact on Georgia municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              14.07%    3.45%    6.97%    5.38%   -1.55%    8.03%    5.29%    6.03%    4.09%    2.88%



              *Year-to-date return as of June 30, 2005: 1.48%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.52%
         WORST: 2ND QUARTER 2004:         -2.16%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                            1 YEAR    5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE
           TAXES                             -0.49%    4.55%     5.05%      5.00%



         CLASS A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS            -0.49%    4.55%     5.03%      4.98%



         CLASS A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS AND SALE
           OF FUND SHARES                     0.96%    4.51%     4.97%      4.93%



         CLASS B SHARES RETURNS BEFORE
           TAXES                             -0.78%    4.48%     4.77%      4.14%



         CLASS C SHARES RETURNS BEFORE
           TAXES                              1.21%    4.48%     4.76%      4.55%



         LEHMAN BROTHERS QUALITY
           INTERMEDIATE MUNICIPAL INDEX
           (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)           3.02%    6.18%     6.21%       --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL
           BOND INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                          3.15%    6.61%     6.48%      6.25%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE MAY 4, 1992, JUNE 7, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM APRIL 30, 1992.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%        0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.15%        0.15%        0.15%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.95%        1.70%        1.70%



         Fee waivers and/or reimbursements           (0.20)%      (0.20)%      (0.20)%
                                                       -------      -------      -------



         Total net expenses(6)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                       $399     $599      $815      $1,436



         CLASS B SHARES                       $453     $716      $904      $1,793



         CLASS C SHARES                       $253     $516      $904      $1,992

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                       $153     $516      $904      $1,793



         CLASS C SHARES                       $153     $516      $904      $1,992

COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF MARYLAND

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Maryland state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Maryland individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Maryland Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Maryland municipal obligations, which generally is free from federal income tax and Maryland state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Maryland and its municipalities, is more vulnerable to unfavorable developments in Maryland than funds that invest in municipal bonds of many different states. For example, Maryland's economy is more reliant on the government and service sectors than other states throughout the United States, and is particularly sensitive to changes in federal employment and spending. Adverse conditions affecting these sectors could have an impact on Maryland municipal securities. In addition, a somewhat uneven recovery in the national economy, along with domestic and international developments, has had and could continue to have an adverse effect on Maryland's economy and fiscal integrity. Maryland enacted a balanced budget for fiscal year 2006 without increasing taxes by temporary transfers from reserves and spending cuts. However, Maryland still faces a structural deficit of approximately $570 million in fiscal year 2007, which may require the State to increase taxes or further cut spending.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              13.61%    3.43%    6.55%    5.09%   -1.04%    8.28%    4.40%    7.48%    3.33%    1.49%



              *Year-to-date return as of June 30, 2005: 0.94%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.57%
         WORST: 2ND QUARTER 2004:         -2.24%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    -1.84%    4.28%     4.85%      5.19%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -1.84%    4.28%     4.84%      5.14%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.01%    4.26%     4.79%      5.10%



         CLASS B SHARES RETURNS BEFORE TAXES    -2.21%    4.18%     4.56%      3.93%



         CLASS C SHARES RETURNS BEFORE TAXES    -0.25%    4.18%     4.55%      4.23%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                3.02%    6.18%     6.21%      --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              3.15%    6.61%     6.48%      6.67%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE SEPTEMBER 1, 1990, JUNE 8, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF CLASS A SHARES.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%         0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%         1.00%        1.00%



         Other expenses                               0.13%         0.13%        0.13%
                                                       -------       ------       ------



         Total annual Fund operating expenses         0.93%         1.68%        1.68%



         Fee waivers and/or reimbursements           (0.18)%       (0.18)%      (0.18)%
                                                       -------       ------       ------



         Total net expenses(6)                        0.75%         1.50%        1.50%
                                                       =======       ======       ======

      (1)A $1.00 maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $594      $806      $1,415



         CLASS B SHARES                          $453     $712      $896      $1,772



         CLASS C SHARES                          $253     $512      $896      $1,972

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $512      $896      $1,772



         CLASS C SHARES                          $153     $512      $896      $1,972

COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. JOHN TRENTACOSTE OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF NORTH CAROLINA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and North Carolina state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and North Carolina individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia North Carolina Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on North Carolina municipal obligations, which generally is free from federal income tax and North Carolina state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by North Carolina and its municipalities, is more vulnerable to unfavorable developments in North Carolina than funds that invest in municipal bonds of many different states. The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing and tourism. In recent years, services and trade (wholesale and retail) have continued to grow while agriculture and manufacturing have declined, particularly in the production of textile mill goods and furniture. While a portion of these declines is attributable to general economic conditions, much is related to increased competition from cheap foreign labor. In May 2005, the unemployment rate in North Carolina was 5.1 percent, the same as the national average of 5.1 percent. The State and its municipalities are constitutionally required to enact and maintain a balanced budget. North Carolina and many of its municipalities have been able to maintain balanced budgets for fiscal year 2005 primarily through reductions in services and expenditures. At the end of the 2003-2004 fiscal year, the State's tax revenues were $242 million more than projected. In spite of this excess, the State's General Fund expenditures exceeded revenues by $173 million. Accordingly, continued fiscal pressures, particularly Medicaid and school enrollment increases, and slow economic growth, have forced further budget cuts and spending reductions. No significant state tax increases are expected in fiscal year 2006, although several temporary tax increases that are scheduled to expire may be extended. North Carolina's bonds continue to receive a AAA rating from two major rating services, and Aa1 from a third, which in September 2004 revised the State's outlook to positive from stable. During the 2004 fiscal year, the State issued $1.159 billion in general obligation bonds (excluding refunding issues). At the end of fiscal year 2004, the State had general obligation bond debt of $4.98 billion. The State's total long-term debt outstanding of $5.54 billion was a 34.9% increase from the previous fiscal year-end. These factors could have a significant impact on North Carolina state and municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              13.91%    3.64%    7.01%    5.16%   -1.58%    8.32%    4.46%    7.86%    3.81%    2.91%



              *Year-to-date return as of June 30, 2005: 1.35%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.78%
         WORST: 2ND QUARTER 2004:         -1.92%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    -0.40%    4.75%     5.14%      4.73%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -0.40%    4.75%     5.13%      4.71%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                1.04%    4.68%     5.04%      4.67%



         CLASS B SHARES RETURNS BEFORE TAXES    -0.92%    4.64%     4.84%      4.18%



         CLASS C SHARES RETURNS BEFORE TAXES     1.14%    4.65%     4.83%      4.42%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTION FOR FEES, EXPENSES OR
           TAXES)                                3.02%    6.18%     6.21%      --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTION FOR
           FEES, EXPENSES OR TAXES)              3.15%    6.61%     6.48%      6.03%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE DECEMBER 14, 1992, JUNE 7, 1993 AND DECEMBER 16, 1992, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM NOVEMBER 30, 1992.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%        0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.13%        0.13%        0.13%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.93%        1.68%        1.68%



         Fee waivers and/or reimbursements           (0.18)%      (0.18)%      (0.18)%
                                                       -------      -------      -------



         Total net expenses(6)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $594      $806      $1,415



         CLASS B SHARES                          $453     $712      $896      $1,772



         CLASS C SHARES                          $253     $512      $896      $1,972

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $512      $896      $1,772



         CLASS C SHARES                          $153     $512      $896      $1,972

COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF SOUTH CAROLINA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and South Carolina state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and South Carolina individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia South Carolina Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on South Carolina municipal obligations, which generally is free from federal income tax and South Carolina state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by South Carolina and its municipalities, is more vulnerable to unfavorable developments in South Carolina than funds that invest in municipal bonds of many different states. In recent years, South Carolina's economy, which has tended to depend upon the national economy, has primarily relied upon agriculture, manufacturing and related industries, tourism, business services, international trade industries, health care and durable goods manufacturing. Adverse conditions affecting any of these industries could have an impact on South Carolina municipal securities. The unemployment rate in South Carolina during 2003 was eight-tenths of one percent higher than that of the nation. General Fund Revenues for the fiscal year ended June 30, 2000 were $5.897 billion; for the fiscal year ended June 30, 2001 were $6.010 billion; for the fiscal year ended June 30, 2002 were $5.763 billion; for the fiscal year ending June 30, 2003 were $5.846 billion; and for the fiscal year ended June 30, 2004 were $5.116 billion; and for the fiscal year ended June 30, 2005 are estimated to be $5.509 billion.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              13.45%    3.76%    6.62%    5.33%   -1.33%    8.44%    4.76%    6.59%    5.01%    3.06%



              *Year-to-date return as of June 30, 2005: 1.78%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.18%
         WORST: 2ND QUARTER 2004:         -2.30%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                               1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES   -0.28%    4.87%     5.16%      5.04%



         CLASS A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                    -0.34%    4.83%     5.13%      5.01%



         CLASS A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               1.20%    4.80%     5.09%      4.99%



         CLASS B SHARES RETURNS BEFORE TAXES   -0.68%    4.77%     4.87%      4.31%



         CLASS C SHARES RETURNS BEFORE TAXES    1.20%    4.77%     4.86%      4.63%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                               3.02%    6.18%     6.21%       --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL
           BOND INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)         3.15%    6.61%     6.48%      6.25%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE MAY 5, 1992, JUNE 8, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM APRIL 30, 1992.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B       Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A           N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       3.00%(2)      1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%         0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%         1.00%        1.00%



         Other expenses                               0.12%         0.12%        0.12%
                                                       -------       ------       -------



         Total annual Fund operating expenses         0.92%         1.67%        1.67%



         Fee waivers and/or reimbursements           (0.17)%       (0.17)%      (0.17)%
                                                       -------       ------       -------



         Total net expenses(6)                        0.75%         1.50%        1.50%
                                                       =======       ======       =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $5 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $592      $802      $1,404



         CLASS B SHARES                          $453     $710      $891      $1,762



         CLASS C SHARES                          $253     $510      $891      $1,962

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $510      $891      $1,762



         CLASS C SHARES                          $153     $510      $891      $1,962

COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 56.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TEXAS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Texas individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if she believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. She reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when she believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Texas Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Texas, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal securities, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Texas and its municipalities, is more vulnerable to unfavorable developments in Texas than funds that invest in municipal bonds of many different states. For example, important sectors of the State's economy include the oil and gas industry (including drilling, production, refining, chemicals and energy-related manufacturing) and high technology manufacturing (including computers, electronics and telecommunications equipment), along with an increasing emphasis on international trade. Each of these sectors has from time to time suffered from economic downturns. Adverse conditions in one or more of these sectors could have an adverse impact on Texas municipal securities. In addition, the Texas legislature has been attempting to reform the manner in which the State finances primary and secondary public school education. A majority of the funding for public school education has historically been derived from local sources through local property taxes. In the event that the State were to enact legislation that would require the State to finance a majority of the cost of primary and secondary public school education, any increased State expenditures, unless coupled with corresponding increases in State revenues, could have an adverse effect on the credit quality of certain issuers of Texas municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              12.71%    3.44%    6.91%    5.20%   -1.40%    8.26%    4.72%    7.06%    4.58%    2.87%



              *Year-to-date return as of June 30, 2005: 1.51%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           4.88%
         WORST: 2ND QUARTER 2004:         -1.95%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    -0.52%    4.79%     5.03%      4.50%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -0.61%    4.77%     5.01%      4.47%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.99%    4.73%     4.96%      4.47%



         CLASS B SHARES RETURNS BEFORE TAXES    -0.86%    4.71%     4.75%      4.12%



         CLASS C SHARES RETURNS BEFORE TAXES     1.10%    4.70%     4.73%      4.82%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                3.02%    6.18%     6.21%      --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              3.15%    6.61%     6.48%      5.91%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE FEBRUARY 4, 1993, JUNE 22, 1993 AND NOVEMBER 3, 1994, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM JANUARY 31, 1993.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%        0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.11%        0.11%        0.11%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.91%        1.66%        1.66%



         Fee waivers and/or reimbursements           (0.16)%      (0.16)%      (0.16)%
                                                       -------      -------      -------



         Total net expenses(6)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $590      $797      $1,394



         CLASS B SHARES                          $453     $708      $887      $1,752



         CLASS C SHARES                          $253     $508      $887      $1,952

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $508      $887      $1,752



         CLASS C SHARES                          $153     $508      $887      $1,952

COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF VIRGINIA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Virginia state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Virginia individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if he believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. He reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when he believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Virginia Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Virginia municipal obligations, which generally is free from federal income tax and Virginia state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Virginia and its municipalities, is more vulnerable to unfavorable developments in Virginia than funds that invest in municipal bonds of many different states. Traditionally, Virginia's economy has relied heavily upon industries such as agriculture (tobacco) and federal government-related employment. However, recent growth in the State's economy has been related to new businesses in high-technology and tourism industries. Adverse conditions affecting these industries could have a significant impact on Virginia municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              13.16%    3.62%    6.63%   5.25%**  -1.23%    8.43%    4.73%    7.52%    4.00%    2.75%



              *Year-to-date return as of June 30, 2005: 1.23%
              **The return disclosed has been revised from the 5.62% return disclosed in prior years'
                prospectuses.

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.19%
         WORST: 2ND QUARTER 2004:         -1.94%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                        1 YEAR   5 YEARS   10 YEARS
         CLASS A SHARES RETURNS BEFORE TAXES            -0.62%    4.77%     5.07%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -0.64%    4.77%     5.07%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         0.90%    4.70%     5.00%



         CLASS B SHARES RETURNS BEFORE TAXES            -0.98%    4.68%     4.79%



         CLASS C SHARES RETURNS BEFORE TAXES             1.00%    4.68%     4.78%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      3.02%    6.18%     6.21%



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                     3.15%    6.61%     6.48%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%        0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.09%        0.09%        0.09%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.89%        1.64%        1.64%



         Fee waivers and/or reimbursements           (0.14)%      (0.14)%      (0.14)%
                                                       -------      -------      -------



         Total net expenses(6)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $586      $789      $1,373



         CLASS B SHARES                          $453     $704      $879      $1,731



         CLASS C SHARES                          $253     $504      $879      $1,932

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $504      $879      $1,731



         CLASS C SHARES                          $153     $504      $879      $1,932

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investments strategies and risks in the descriptions starting on page
5. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar quarter will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 60 calendar days following each quarter-end, and will remain posted on the website until the Fund files its next Form N-CSR or Form N-Q.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, LLC AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Columbia Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

  FUND                                                        PORTFOLIO MANAGERS
  COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND        WENDY NORMAN



  COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND           CHRIS ECKSTROM



  COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND           CHRIS ECKSTROM



  COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND          CHRIS ECKSTROM



  COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND    JOHN TRENTACOSTE



  COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND    CHRIS ECKSTROM



  COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND             WENDY NORMAN



  COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND          CHRIS ECKSTROM

                                                      BUSINESS EXPERIENCE
  PORTFOLIO MANAGER  LENGTH OF SERVICE WITH FUND      DURING PAST FIVE YEARS
  -----------------  -------------------------------  ----------------------------
  CHRIS ECKSTROM     COLUMBIA FLORIDA INTERMEDIATE    COLUMBIA MANAGEMENT --
                     MUNICIPAL BOND FUND SINCE        PORTFOLIO MANAGER SINCE 1998
                     DECEMBER 2004
                     COLUMBIA GEORGIA INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE
                     DECEMBER 2004
                     COLUMBIA MARYLAND INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE
                     NOVEMBER 2004
                     COLUMBIA SOUTH CAROLINA
                     INTERMEDIATE MUNICIPAL BOND
                     FUND SINCE APRIL 1998
                     COLUMBIA VIRGINIA INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE APRIL
                     1998



  WENDY NORMAN       COLUMBIA CALIFORNIA              COLUMBIA MANAGEMENT --
                     INTERMEDIATE MUNICIPAL BOND      PORTFOLIO MANAGER SINCE 1993
                     FUND SINCE NOVEMBER 2004
                     COLUMBIA TEXAS INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE 2000



  JOHN TRENTACOSTE   COLUMBIA NORTH CAROLINA          COLUMBIA MANAGEMENT --
                     INTERMEDIATE MUNICIPAL BOND      PORTFOLIO MANAGER SINCE 2000
                     FUND SINCE SEPTEMBER 2000

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND        0.40%        0.40%



  COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND           0.40%        0.40%



  COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND           0.40%        0.40%



  COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND          0.40%        0.40%



  COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND    0.40%        0.40%



  COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND    0.40%        0.40%



  COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND             0.40%        0.40%



  COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND          0.40%        0.40%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors LLC is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Columbia Management Advisors, LLC a fee of 0.15% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC SHARE GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING COLUMBIA FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below compares the charges and fees and other features of the share classes.

                                              INTERMEDIATE            LONG-TERM
                                             MUNICIPAL BOND        MUNICIPAL BOND
  CLASS A SHARES                                  FUNDS                 FUNDS
  MAXIMUM AMOUNT YOU CAN BUY                    NO LIMIT              NO LIMIT



  MAXIMUM FRONT-END SALES CHARGE                  3.25%                 4.75%



  MAXIMUM DEFERRED SALES CHARGE(1)                NONE                  NONE



  MAXIMUM ANNUAL DISTRIBUTION              0.25% DISTRIBUTION    0.25% DISTRIBUTION
    AND SHAREHOLDER SERVICING FEES         (12B-1)/SERVICE FEE   (12B-1)/SERVICE FEE



  CONVERSION FEATURE                              NONE                  NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                               INTERMEDIATE          LONG-TERM
                                              MUNICIPAL BOND       MUNICIPAL BOND
  CLASS B SHARES                                  FUNDS                FUNDS
  MAXIMUM AMOUNT YOU CAN BUY                     $50,000              $50,000



  MAXIMUM FRONT-END SALES CHARGE                   NONE                 NONE



  MAXIMUM DEFERRED SALES CHARGE(1)                3.00%                5.00%



  REDEMPTION FEE                                   NONE                 NONE



  MAXIMUM ANNUAL DISTRIBUTION AND           0.75% DISTRIBUTION   0.75% DISTRIBUTION
    SHAREHOLDER SERVICING FEES               (12B-1) FEE AND      (12B-1) FEE AND
                                            0.25% SERVICE FEE    0.25% SERVICE FEE



  CONVERSION FEATURE                               YES                  YES

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                               INTERMEDIATE          LONG-TERM
                                              MUNICIPAL BOND       MUNICIPAL BOND
  CLASS C SHARES                                  FUNDS                FUNDS
  MAXIMUM AMOUNT YOU CAN BUY                    $1 MILLION           $1 MILLION



  MAXIMUM FRONT-END SALES CHARGE                   NONE                 NONE



  MAXIMUM DEFERRED SALES CHARGE(1)                1.00%                1.00%



  REDEMPTION FEE                                   NONE                 NONE



  MAXIMUM ANNUAL DISTRIBUTION               0.75% DISTRIBUTION   0.75% DISTRIBUTION
    AND SHAREHOLDER SERVICING FEES           (12B-1) FEE AND      (12B-1) FEE AND
                                            0.25% SERVICE FEE    0.25% SERVICE FEE



  CONVERSION FEATURE                               NONE                 NONE

(1)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARES GRAPHIC) ABOUT CLASS A SHARES

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - FRONT END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the Fund you're buying, and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                                     SALES CHARGE(1)    AMOUNT RETAINED
                                                   SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                                    AS A % OF THE      NET AMOUNT        AS A % OF THE
         AMOUNT YOU BOUGHT                         OFFERING PRICE       INVESTED        OFFERING PRICE
         -----------------                         ---------------   ---------------   -----------------
         INTERMEDIATE MUNICIPAL BOND FUNDS



         $0 - $99,999                                   3.25%             3.36%              3.00%



         $100,000 - $249,999                            2.50%             2.56%              2.25%



         $250,000 - $499,999                            2.00%             2.04%              1.75%



         $500,000 - $999,999                            1.50%             1.53%              1.25%



         $1,000,000 OR MORE                             0.00%             0.00%              1.00%(2)



         LONG-TERM MUNICIPAL BOND FUNDS



         $0 - $49,999                                   4.75%             4.99%              4.25%



         $50,000 - $99,999                              4.50%             4.71%              4.00%



         $100,000 - $249,999                            3.50%             3.63%              3.00%



         $250,000 - $499,999                            2.50%             2.56%              2.25%



         $500,000 - $999,999                            2.00%             2.04%              1.75%



         $1,000,000 OR MORE                             0.00%             0.00%              1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      Your selling agent receives a cumulative commission from the Distributor when you purchase $1 million or more of Class A shares, as follows:

         $0 -- $2,999,999                                                      1.00%



         $3 MILLION -- $49,999,999                                             0.50%



         $50 MILLION OR MORE                                                   0.25%

      The commission to selling agents for Class A share purchases of $50 million or more is paid beginning in the 13th month but only to the extent the shares remain outstanding. For certain group retirement plans, selling agents will receive a 1% finder's fee from $0-$3 million.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $50,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT EXCEED THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



(B SHARES GRAPHIC) ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

      INTERMEDIATE MUNICIPAL BOND FUNDS




         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                      YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                              3.0%



         THE SECOND YEAR YOU OWN THEM                                             3.0%



         THE THIRD YEAR YOU OWN THEM                                              2.0%



         THE FOURTH YEAR YOU OWN THEM                                             1.0%



         AFTER FOUR YEARS OF OWNING THEM                                          NONE

      LONG-TERM MUNICIPAL BOND FUNDS




         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                      YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                              5.0%



         THE SECOND YEAR YOU OWN THEM                                             4.0%



         THE THIRD YEAR YOU OWN THEM                                              3.0%



         THE FOURTH YEAR YOU OWN THEM                                             3.0%



         THE FIFTH YEAR YOU OWN THEM                                              2.0%



         THE SIXTH YEAR YOU OWN THEM                                              1.0%



         AFTER SIX YEARS OF OWNING THEM                                           NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares generally convert automatically to Class A shares according to the following schedule:

      INTERMEDIATE MUNICIPAL BOND FUNDS




                                                                 WILL CONVERT TO CLASS A SHARES
         CLASS B SHARES YOU BOUGHT                                 AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                           EIGHT YEARS



         BETWEEN AUGUST 1, 1998 AND NOVEMBER 15, 1998
           $0 -- $499,999                                                   SIX YEARS
           $500,000 -- $999,999                                            FIVE YEARS

      LONG-TERM MUNICIPAL BOND FUNDS




                                                                 WILL CONVERT TO CLASS A SHARES
         CLASS B SHARES YOU BOUGHT                                 AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                           EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
           $0 -- $249,999                                                  NINE YEARS
           $250,000 -- $499,999                                             SIX YEARS
           $500,000 -- $999,999                                            FIVE YEARS



         BEFORE AUGUST 1, 1997                                             NINE YEARS

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.
      Here's how the conversion works:
        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


(C SHARES GRAPHIC) ABOUT CLASS C SHARES

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases over $1 million may be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a waived or reduced front-end sales charge, (often referred to as "breakpoint discounts") or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and at www.columbiafunds.com and may also be discussed in the SAI. Please contact your investment professional or contact Columbia Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

      The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Columbia Funds.

--------------------------------------------------------------------------------

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds Family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES
      (Class A shares)




      There are two ways you can lower the front-end sales charge you pay on Class A shares:

        - RIGHTS OF ACCUMULATION
         The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price. Index Funds (including Columbia Large Cap Enhanced Core Fund) and Money Market Funds, except Class B and Class C shares of Columbia Money Market Funds, don't qualify for rights of accumulation.

        - STATEMENT OF INTENT
         You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
          The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - Individual accounts

           - Joint accounts

           - Certain IRA accounts

           - Certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia Fund shares. The value of your investment in a Columbia Money Market Fund held in an eligible account may be aggregated with your investments in other funds in the Columbia Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Columbia Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Columbia Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain funds that reorganized into the Columbia Funds who were entitled to buy shares at net asset value

        - certain pension, profit sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Class A, Class B and Class C shares)

      You won't pay a CDSC on the following transactions:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - The sole shareholder on an individual account

        - A joint tenant where the surviving joint tenant is the deceased's spouse

        - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - The disability must arise after the purchase of shares and

        - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability, and

        - A letter from a physician must be signed under penalty of perjury stating the nature of the disability

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - The grantor of the trust is the sole trustee and the sole life beneficiary

        - Death occurs following the purchase and

        - The trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares

(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY BUYING THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.
Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A. You can invest up to
                                         - no minimum for certain fee-based         $50,000 in Class B shares. Class C
                                           accounts                                 share purchases are limited to $1
                                         minimum additional investment:             million.
                                         - $50 for all accounts

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50

Selling shares    In a lump sum          - shares sold by telephone are limited     A Fund will generally send proceeds
                                         to $100,000 in a 30-day period             from the sale to you within seven days
                                         - other restrictions may apply to          (usually on the next business day after
                                           withdrawals from retirement plan         your request is received in "good
                                           accounts                                 form"). However, if you purchased your
                                                                                    shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 15 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                         fee based accounts                         withdrawals any day of the month on a
                                                                                    monthly, quarterly or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a class.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class A
  shares                                   exchanges                                shares for Class A shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.
                                                                                    You can generally exchange your Class B
                                                                                    shares for Class B shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.
                                                                                    You can generally exchange your Class C
                                                                                    shares for Class C shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.
                                                                                    You won't pay a front-end sales charge
                                                                                    or CDSC on the shares you're
                                                                                    exchanging.
                                                                                    There may be an additional sales charge
                                                                                    if exchanging from a Money Market Fund.
                                                                                    Redemption fees may apply.

                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.
        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $100,000 of shares by telephone in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirements.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES GRAPHIC)         EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.
      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the

      Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of a Fund for Class A shares of any other Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Class A share was of a Columbia Money Market Fund).

        - You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of a Fund for Class B shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Class C shares of a Columbia Money Market Fund through an exchange of Class B shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Class C shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of a Fund for Class C shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 4.25% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED AS TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder and servicing plans.

The amount of the fee depends on the class of shares you own:

                              MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                 AND SHAREHOLDER SERVICING FEES
                          (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES  0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                  SERVICING FEE



  CLASS B SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                  FEE



  CLASS C SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                  FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

    - up to 1.00% of the offering price per share of Class A shares

    - up to 1.00% of the net asset value per share of Class B shares

    - up to 1.00% of the net asset value per share of Class C shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Columbia Funds' transfer agent. The Columbia Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS


A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare distributions of net investment income daily and pay them monthly. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which may be subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT


Distributions that come from a Fund's tax-exempt interest income generally are free from federal income tax. These distributions are generally not subject to state individual income tax (or other applicable state tax, like the Florida intangibles tax) if a Fund primarily invests in securities from that state or its subdivisions. For example, you generally won't be subject to California state individual income tax on distributions that come from Columbia California Municipal Bond Fund's investments in California state and local municipal obligations. You may, however, be subject to other state and local taxes on these distributions. A portion of these distributions may also be subject to alternative minimum taxes. Texas doesn't impose state income tax.

Any distributions that come from taxable income or net realized capital gain are generally subject to tax. Distributions that come from any taxable interest income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, generally are taxable to you as long-term capital gain. An individual's net long-term capital gain is taxed at a maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Absent further legislation, those reduced rates of tax will expire after December 31, 2008.

No other Fund distributions are expected to qualify for reduced taxation under the Internal Revenue Code. Corporate shareholders generally will not be able to deduct any distributions from a Fund when determining their taxable income.

In general, any taxable distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX


We're required by federal law to withhold tax on any taxable distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES


Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" (now, the Advisor)) and BACAP Distributors, LLC (which has subsequently merged into the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust (now known as Columbia Funds Series Trust), the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 6, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a "motion to dismiss" that is pending. Discovery has recently been initiated. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Columbia Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  CLASS A SHARES*                                    03/31/05                         03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $10.01                           $10.02
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                        0.30                             0.32
  Net realized and unrealized gain/(loss)
    on investments                                    (0.27)                            0.05
  Net increase/(decrease) in net asset
    value from operations                              0.03                             0.37
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.30)                           (0.32)
  Distributions from net realized gains               (0.11)                           (0.06)
  Total dividends and distributions                   (0.41)                           (0.38)
  Net asset value, end of period                       $9.63                           $10.01
  TOTAL RETURN++                                       0.34%                            3.72%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $5,427                           $10,151
  Ratio of operating expenses to average
    net assets                                       0.75%(a)                         0.75%(a)
  Ratio of net investment income/(loss)
    to average net assets                              3.10%                            3.15%
  Portfolio turnover rate                               26%                              12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.03%                            0.99%

                                                    PERIOD ENDED
  CLASS A SHARES*                                     03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                         0.18
  Net realized and unrealized gain/(loss)
    on investments                                      0.09
  Net increase/(decrease) in net asset
    value from operations                               0.27
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.18)
  Distributions from net realized gains                (0.07)
  Total dividends and distributions                    (0.25)
  Net asset value, end of period                       $10.02
  TOTAL RETURN++                                        1.42%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $7,884
  Ratio of operating expenses to average
    net assets                                        0.75%(a)+
  Ratio of net investment income/(loss)
    to average net assets                              3.36%+
  Portfolio turnover rate                                19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.02%+

* Columbia California Intermediate Municipal Bond Fund Class A shares commenced operations on September 9, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  CLASS B SHARES*                                    03/31/05                         03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $10.00                           $10.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                        0.23                             0.24
  Net realized and unrealized gain/(loss)
    on investments                                    (0.27)                            0.05
  Net increase/(decrease) in net asset
    value from operations                             (0.04)                            0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.23)                           (0.24)
  Distributions from net realized gains               (0.11)                           (0.06)
  Total dividends and distributions                   (0.34)                           (0.30)
  Net asset value, end of period                       $9.62                           $10.00
  TOTAL RETURN++                                      (0.41)%                           2.95%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $1,163                           $1,281
  Ratio of operating expenses to average
    net assets                                       1.50%(a)                         1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                              2.33%                            2.40%
  Portfolio turnover rate                               26%                              12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.78%                            1.74%

                                                    PERIOD ENDED
  CLASS B SHARES*                                     03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                         0.15
  Net realized and unrealized gain/(loss)
    on investments                                      0.08
  Net increase/(decrease) in net asset
    value from operations                               0.23
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.15)
  Distributions from net realized gains                (0.07)
  Total dividends and distributions                    (0.22)
  Net asset value, end of period                       $10.01
  TOTAL RETURN++                                        1.91%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                  $945
  Ratio of operating expenses to average
    net assets                                        1.50%(a)+
  Ratio of net investment income/(loss)
    to average net assets                              2.61%+
  Portfolio turnover rate                                19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.77%+

* Columbia California Intermediate Municipal Bond Fund Class B shares commenced operations on August 29, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  CLASS C SHARES*                                    03/31/05                         03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $10.01                           $10.02
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                        0.23                             0.24
  Net realized and unrealized gain/(loss)
    on investments                                    (0.27)                            0.05
  Net increase/(decrease) in net asset
    value from operations                             (0.04)                            0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.23)                           (0.24)
  Distributions from net realized gains               (0.11)                           (0.06)
  Total dividends and distributions                   (0.34)                           (0.30)
  Net asset value, end of period                       $9.63                           $10.01
  TOTAL RETURN++                                      (0.40)%                           2.95%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $2,797                           $4,075
  Ratio of operating expenses to average
    net assets                                       1.50%(a)                         1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                              2.33%                            2.40%
  Portfolio turnover rate                               26%                              12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.78%                            1.74%

                                                    PERIOD ENDED
  CLASS C SHARES*                                     03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                         0.14
  Net realized and unrealized gain/(loss)
    on investments                                      0.09
  Net increase/(decrease) in net asset
    value from operations                               0.23
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.14)
  Distributions from net realized gains                (0.07)
  Total dividends and distributions                    (0.21)
  Net asset value, end of period                       $10.02
  TOTAL RETURN++                                        0.96%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $3,017
  Ratio of operating expenses to average
    net assets                                        1.50%(a)+
  Ratio of net investment income/(loss)
    to average net assets                              2.61%+
  Portfolio turnover rate                                19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.77%+

* Columbia California Intermediate Municipal Bond Fund Class C shares commenced operations on September 11, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.86               $10.80               $10.54               $10.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.35                 0.38                 0.43                 0.47
  Net realized and unrealized gain/(loss)
    on investments                              (0.37)                0.06                 0.26                (0.15)
  Net increase/(decrease) in net asset
    value from operations                       (0.02)                0.44                 0.69                 0.32
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.35)               (0.38)               (0.43)               (0.47)
  Distributions from net realized gains         (0.03)                 --                   --                   --
  Total dividends and distributions             (0.38)               (0.38)               (0.43)               (0.47)
  Net asset value, end of year                  $10.46               $10.86               $10.80               $10.54
  TOTAL RETURN++                                (0.18)%               4.17%                6.68%                3.03%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $16,980              $18,854              $18,358              $8,530
  Ratio of operating expenses to average
    net assets(a)                                0.75%                0.75%                0.75%                0.75%
  Ratio of net investment income/(loss)
    to average net assets                        3.32%                3.53%                4.04%                4.40%
  Portfolio turnover rate                         5%                   25%                  20%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.97%                0.96%                0.97%                0.98%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.48
  Net realized and unrealized gain/(loss)
    on investments                                0.36
  Net increase/(decrease) in net asset
    value from operations                         0.84
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                   $10.69
  TOTAL RETURN++                                  8.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $5,319
  Ratio of operating expenses to average
    net assets(a)                                 0.75%
  Ratio of net investment income/(loss)
    to average net assets                         4.57%
  Portfolio turnover rate                          6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.96%

* Effective April 1, 2001, Columbia Florida Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.36% to 4.40%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.87               $10.81               $10.55               $10.70
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.27                 0.30                 0.35                 0.39
  Net realized and unrealized gain/(loss)
    on investments                              (0.37)                0.06                 0.26                (0.15)
  Net increase/(decrease) in net asset
    value from operations                       (0.10)                0.36                 0.61                 0.24
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.27)               (0.30)               (0.35)               (0.39)
  Distributions from net realized gains         (0.03)                 --                   --                   --
  Total dividends and distributions             (0.30)               (0.30)               (0.35)               (0.39)
  Net asset value, end of year                  $10.47               $10.87               $10.81               $10.55
  TOTAL RETURN++                                (0.92)%               3.39%                5.87%                2.26%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $6,764               $8,885               $9,700               $5,700
  Ratio of operating expenses to average
    net assets(a)                                1.50%                1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                        2.57%                2.78%                3.29%                3.65%
  Portfolio turnover rate                         5%                   25%                  20%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.72%                1.71%                1.72%                1.73%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.34
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.36
  Net increase/(decrease) in net asset
    value from operations                         0.76
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $10.70
  TOTAL RETURN++                                  7.52%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $4,429
  Ratio of operating expenses to average
    net assets(a)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.82%
  Portfolio turnover rate                          6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.71%

* Effective April 1, 2001, Columbia Florida Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.88               $10.82               $10.56               $10.72
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.27                 0.30                 0.35                 0.31
  Net realized and unrealized gain/(loss)
    on investments                              (0.37)                0.06                 0.26                (0.08)
  Net increase/(decrease) in net asset
    value from operations                       (0.10)                0.36                 0.61                 0.23
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.27)               (0.30)               (0.35)               (0.39)
  Distributions from net realized gains         (0.03)                 --                   --                   --
  Total dividends and distributions             (0.30)               (0.30)               (0.35)               (0.39)
  Net asset value, end of year                  $10.48               $10.88               $10.82               $10.56
  TOTAL RETURN++                                (0.92)%               3.38%                5.85%                2.12%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $8,243               $10,246              $9,160               $2,116
  Ratio of operating expenses to average
    net assets(a)                                1.50%                1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                        2.57%                2.78%                3.29%                3.65%
  Portfolio turnover rate                         5%                   25%                  20%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.72%                1.71%                1.72%                1.73%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.36
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.36
  Net increase/(decrease) in net asset
    value from operations                         0.76
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $10.72
  TOTAL RETURN++                                  7.49%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $172
  Ratio of operating expenses to average
    net assets(a)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.82%
  Portfolio turnover rate                          6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.71%

* Effective April 1, 2001, Columbia Florida Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.98               $10.92               $10.69               $10.82
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.41                 0.42                 0.46                 0.48
  Net realized and unrealized gain/(loss)
    on investments                              (0.32)                0.06                 0.23                (0.13)
  Net increase/(decrease) in net asset
    value from operations                        0.09                 0.48                 0.69                 0.35
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.41)               (0.42)               (0.46)               (0.48)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.41)               (0.42)               (0.46)               (0.48)
  Net asset value, end of year                  $10.66               $10.98               $10.92               $10.69
  TOTAL RETURN++                                 0.80%                4.47%                6.54%                3.24%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $21,415              $21,887              $18,979              $12,791
  Ratio of operating expenses to average
    net assets(a)                                0.75%                0.75%                0.75%                0.75%
  Ratio of net investment income/(loss)
    to average net assets                        3.76%                3.83%                4.22%                4.40%
  Portfolio turnover rate                         8%                   11%                  15%                  6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.00%                0.98%                0.98%                1.01%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.42
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.48
  Net realized and unrealized gain/(loss)
    on investments                                0.40
  Net increase/(decrease) in net asset
    value from operations                         0.88
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                   $10.82
  TOTAL RETURN++                                  8.66%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $11,872
  Ratio of operating expenses to average
    net assets(a)                                 0.75%
  Ratio of net investment income/(loss)
    to average net assets                         4.55%
  Portfolio turnover rate                          10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.98%

* Effective April 1, 2001, Columbia Georgia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.36% to 4.40%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating ratio was less than 0.01%.

COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.99               $10.92               $10.69               $10.82
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.32                 0.34                 0.39                 0.39
  Net realized and unrealized gain/(loss)
    on investments                              (0.32)                0.07                 0.22                (0.12)
  Net increase/(decrease) in net asset
    value from operations                        0.00                 0.41                 0.61                 0.27
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.32)               (0.34)               (0.38)               (0.40)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.32)               (0.34)               (0.38)               (0.40)
  Net asset value, end of year                  $10.67               $10.99               $10.92               $10.69
  TOTAL RETURN++                                 0.05%                3.79%                5.76%                2.47%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $6,662               $7,462               $9,135               $6,865
  Ratio of operating expenses to average
    net assets(a)                                1.50%                1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                        3.01%                3.08%                3.47%                3.65%
  Portfolio turnover rate                         8%                   11%                  15%                  6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.75%                1.73%                1.73%                1.76%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.42
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.40
  Net increase/(decrease) in net asset
    value from operations                         0.80
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $10.82
  TOTAL RETURN++                                  7.85%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $6,773
  Ratio of operating expenses to average
    net assets(a)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.80%
  Portfolio turnover rate                          10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.73%

* Effective April 1, 2001, Columbia Georgia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares methods.
(a) The effect of interest expense on the operating ratio was less than 0.01%.

COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.98               $10.92               $10.69               $10.82
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.33                 0.34                 0.37                 0.39
  Net realized and unrealized gain/(loss)
    on investments                              (0.33)                0.06                 0.24                (0.12)
  Net increase/(decrease) in net asset
    value from operations                       (0.00)                0.40                 0.61                 0.27
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.32)               (0.34)               (0.38)               (0.40)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.32)               (0.34)               (0.38)               (0.40)
  Net asset value, end of year                  $10.66               $10.98               $10.92               $10.69
  TOTAL RETURN++                                 0.05%                3.69%                5.74%                2.46%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $3,254               $4,769               $5,190               $1,400
  Ratio of operating expenses to average
    net assets(a)                                1.50%                1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                        3.01%                3.08%                3.47%                3.65%
  Portfolio turnover rate                         8%                   11%                  15%                  6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.75%                1.73%                1.73%                1.76%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.42
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.40
  Net increase/(decrease) in net asset
    value from operations                         0.80
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $10.82
  TOTAL RETURN++                                  7.96%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $770
  Ratio of operating expenses to average
    net assets(a)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.80%
  Portfolio turnover rate                          10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.73%

* Effective April 1, 2001, Columbia Georgia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.22               $11.22               $10.84               $11.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.39                 0.41                 0.44                 0.47
  Net realized and unrealized gain/(loss)
    on investments                              (0.44)                --##                 0.38                (0.17)
  Net increase/(decrease) in net asset
    value from operations                       (0.05)                0.41                 0.82                 0.30
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.39)               (0.41)               (0.44)               (0.47)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.39)               (0.41)               (0.44)               (0.47)
  Net asset value, end of year                  $10.78               $11.22               $11.22               $10.84
  TOTAL RETURN++                                (0.43)%               3.70%                7.69%                2.76%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $30,400              $34,458              $32,174              $20,760
  Ratio of operating expenses to average
    net assets                                 0.75%(a)             0.75%(a)             0.75%(a)             0.75%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.54%                3.64%                3.97%                4.29%
  Portfolio turnover rate                         2%                   19%                  15%                  16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.98%                0.97%                0.97%                0.99%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.48
  Net realized and unrealized gain/(loss)
    on investments                                0.43
  Net increase/(decrease) in net asset
    value from operations                         0.91
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                   $11.01
  TOTAL RETURN++                                  8.81%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $17,478
  Ratio of operating expenses to average
    net assets                                    0.75%
  Ratio of net investment income/(loss)
    to average net assets                         4.47%
  Portfolio turnover rate                          13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.96%

* Effective April 1, 2001, Columbia Maryland Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.24% to 4.29%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.23               $11.22               $10.84               $11.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.31                 0.33                 0.37                 0.38
  Net realized and unrealized gain/(loss)
    on investments                              (0.45)                --##                 0.37                (0.16)
  Net increase/(decrease) in net asset
    value from operations                       (0.14)                0.33                 0.74                 0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.31)               (0.32)               (0.36)               (0.39)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.31)               (0.32)               (0.36)               (0.39)
  Net asset value, end of year                  $10.78               $11.23               $11.22               $10.84
  TOTAL RETURN++                                (1.26)%               3.02%                6.89%                1.99%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $13,119              $17,955              $20,565              $6,318
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)             1.50%(a)             1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        2.79%                2.89%                3.22%                3.54%
  Portfolio turnover rate                         2%                   19%                  15%                  16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.73%                1.72%                1.72%                1.74%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.43
  Net increase/(decrease) in net asset
    value from operations                         0.83
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $11.01
  TOTAL RETURN++                                  8.01%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $5,120
  Ratio of operating expenses to average
    net assets                                    1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.72%
  Portfolio turnover rate                          13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.71%

* Effective April 1, 2001, Columbia Maryland Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.54%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.23               $11.22               $10.84               $11.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.31                 0.33                 0.36                 0.35
  Net realized and unrealized gain/(loss)
    on investments                              (0.45)                --##                 0.38                (0.13)
  Net increase/(decrease) in net asset
    value from operations                       (0.14)                0.33                 0.74                 0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.31)               (0.32)               (0.36)               (0.39)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.31)               (0.32)               (0.36)               (0.39)
  Net asset value, end of year                  $10.78               $11.23               $11.22               $10.84
  TOTAL RETURN++                                (1.26)%               3.02%                6.88%                1.98%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $2,628               $2,825               $2,776               $1,454
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)             1.50%(a)             1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        2.79%                2.89%                3.22%                3.54%
  Portfolio turnover rate                         2%                   19%                  15%                  16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.73%                1.72%                1.72%                1.74%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.43
  Net increase/(decrease) in net asset
    value from operations                         0.83
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $11.01
  TOTAL RETURN++                                  8.01%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $301
  Ratio of operating expenses to average
    net assets                                    1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.72%
  Portfolio turnover rate                          13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.71%

* Effective April 1, 2001, Columbia Maryland Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.54%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.87               $10.85               $10.44               $10.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.41                 0.41                 0.44                 0.46
  Net realized and unrealized gain/(loss)
    on investments                              (0.31)                0.02                 0.41                (0.14)
  Net increase/(decrease) in net asset
    value from operations                        0.10                 0.43                 0.85                 0.32
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.41)               (0.41)               (0.44)               (0.46)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.41)               (0.41)               (0.44)               (0.46)
  Net asset value, end of year                  $10.56               $10.87               $10.85               $10.44
  TOTAL RETURN++                                 0.93%                4.03%                8.21%                3.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $19,082              $25,608              $23,677              $11,975
  Ratio of operating expenses to average
    net assets                                 0.75%(a)             0.75%(a)               0.75%              0.75%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.83%                3.77%                4.05%                4.33%
  Portfolio turnover rate                         6%                   20%                  9%                   13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.98%                0.97%                0.97%                0.99%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.21
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.47
  Net realized and unrealized gain/(loss)
    on investments                                0.36
  Net increase/(decrease) in net asset
    value from operations                         0.83
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.46)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.46)
  Net asset value, end of year                   $10.58
  TOTAL RETURN++                                  8.34%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $10,332
  Ratio of operating expenses to average
    net assets                                  0.75%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.46%
  Portfolio turnover rate                          19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.96%

* Effective April 1, 2001, Columbia North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.23% to 4.33%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.87               $10.85               $10.43               $10.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.33                 0.33                 0.36                 0.38
  Net realized and unrealized gain/(loss)
    on investments                              (0.31)                0.02                 0.42                (0.15)
  Net increase/(decrease) in net asset
    value from operations                        0.02                 0.35                 0.78                 0.23
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.33)               (0.33)               (0.36)               (0.38)
  Distributions from net realized gains         (0.33)                 --                   --                   --
  Total dividends and distributions               --                 (0.33)               (0.36)               (0.38)
  Net asset value, end of year                  $10.56               $10.87               $10.85               $10.43
  TOTAL RETURN++                                 0.18%                3.25%                7.51%                2.17%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $13,403              $16,228              $18,414              $5,917
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)               1.50%              1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.08%                3.02%                3.30%                3.58%
  Portfolio turnover rate                         6%                   20%                  9%                   13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.73%                1.72%                1.72%                1.74%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.21
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.38
  Net realized and unrealized gain/(loss)
    on investments                                0.37
  Net increase/(decrease) in net asset
    value from operations                         0.75
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.38)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.38)
  Net asset value, end of year                   $10.58
  TOTAL RETURN++                                  7.54%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $5,261
  Ratio of operating expenses to average
    net assets                                  1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.71%
  Portfolio turnover rate                          19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.71%

* Effective April 1, 2001, Columbia North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.48% to 3.58%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.87               $10.85               $10.44               $10.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.33                 0.33                 0.36                 0.34
  Net realized and unrealized gain/(loss)
    on investments                              (0.31)                0.02                 0.41                (0.10)
  Net increase/(decrease) in net asset
    value from operations                        0.02                 0.35                 0.77                 0.24
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.33)               (0.33)               (0.36)               (0.38)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.33)               (0.33)               (0.36)               (0.38)
  Net asset value, end of year                  $10.56               $10.87               $10.85               $10.44
  TOTAL RETURN++                                 0.17%                3.25%                7.40%                2.25%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $4,037               $1,942               $1,585                $734
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)               1.50%              1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.08%                3.02%                3.30%                3.58%
  Portfolio turnover rate                         6%                   20%                  9%                   13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.73%                1.72%                1.72%                1.74%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.21
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.39
  Net realized and unrealized gain/(loss)
    on investments                                0.36
  Net increase/(decrease) in net asset
    value from operations                         0.75
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.38)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.38)
  Net asset value, end of year                   $10.58
  TOTAL RETURN++                                  7.54%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)               $79
  Ratio of operating expenses to average
    net assets                                  1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.71%
  Portfolio turnover rate                          19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.71%

* Effective April 1, 2001, Columbia North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.48% to 3.58%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.79               $10.73               $10.50               $10.64
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.41                 0.42                 0.46                 0.50
  Net realized and unrealized gain/(loss)
    on investments                              (0.29)                0.14                 0.24                (0.14)
  Net increase/(decrease) in net asset
    value from operations                        0.12                 0.56                 0.70                 0.36
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.41)               (0.42)               (0.47)               (0.50)
  Distributions from net realized gains         (0.04)               (0.08)              (0.00)##                --
  Total dividends and distributions             (0.45)               (0.50)               (0.47)               (0.50)
  Net asset value, end of year                  $10.46               $10.79               $10.73               $10.50
  TOTAL RETURN++                                 1.11%                5.41%                6.79%                3.39%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $23,303              $27,956              $29,186              $17,791
  Ratio of operating expenses to average
    net assets(a)                                0.75%                0.75%                0.75%                0.75%
  Ratio of net investment income/(loss)
    to average net assets                        3.80%                3.94%                4.39%                4.67%
  Portfolio turnover rate                         9%                   15%                  24%                  8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.96%                0.96%                0.96%                0.98%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.27
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.49
  Net realized and unrealized gain/(loss)
    on investments                                0.37
  Net increase/(decrease) in net asset
    value from operations                         0.86
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.49)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.49)
  Net asset value, end of year                   $10.64
  TOTAL RETURN++                                  8.58%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $18,420
  Ratio of operating expenses to average
    net assets(a)                                 0.75%
  Ratio of net investment income/(loss)
    to average net assets                         4.70%
  Portfolio turnover rate                          9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.95%

* Effective April 1, 2001, Columbia South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 4.53% to 4.67%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.79               $10.73               $10.50               $10.64
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.33                 0.34                 0.40                 0.42
  Net realized and unrealized gain/(loss)
    on investments                              (0.29)                0.14                 0.22                (0.14)
  Net increase/(decrease) in net asset
    value from operations                        0.04                 0.48                 0.62                 0.28
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.33)               (0.34)               (0.39)               (0.42)
  Distributions from net realized gains         (0.04)               (0.08)              (0.00)##                --
  Total dividends and distributions             (0.37)               (0.42)               (0.39)               (0.42)
  Net asset value, end of year                  $10.46               $10.79               $10.73               $10.50
  TOTAL RETURN++                                 0.35%                4.62%                6.00%                2.62%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $8,170               $10,524              $11,892              $7,797
  Ratio of operating expenses to average
    net assets(a)                                1.50%                1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                        3.06%                3.19%                3.64%                3.92%
  Portfolio turnover rate                         9%                   15%                  24%                  8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.72%                1.71%                1.71%                1.73%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.27
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.41
  Net realized and unrealized gain/(loss)
    on investments                                0.37
  Net increase/(decrease) in net asset
    value from operations                         0.78
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.41)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.41)
  Net asset value, end of year                   $10.64
  TOTAL RETURN++                                  7.78%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $7,083
  Ratio of operating expenses to average
    net assets(a)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.95%
  Portfolio turnover rate                          9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.70%

* Effective April 1, 2001, Columbia South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.78% to 3.92%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.80               $10.74               $10.51               $10.64
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.33                 0.34                 0.38                 0.41
  Net realized and unrealized gain/(loss)
    on investments                              (0.29)                0.14                 0.24                (0.12)
  Net increase/(decrease) in net asset
    value from operations                        0.04                 0.48                 0.62                 0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.33)               (0.34)               (0.39)               (0.42)
  Distributions from net realized gains         (0.04)               (0.08)              (0.00)##                --
  Total dividends and distributions             (0.37)               (0.42)               (0.39)               (0.42)
  Net asset value, end of year                  $10.47               $10.80               $10.74               $10.51
  TOTAL RETURN++                                 0.36%                4.62%                5.98%                2.71%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $7,944               $9,103               $9,997               $3,713
  Ratio of operating expenses to average
    net assets(a)                                1.50%                1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                        3.06%                3.19%                3.64%                3.92%
  Portfolio turnover rate                         9%                   15%                  24%                  8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.72%                1.71%                1.71%                1.73%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.27
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.41
  Net realized and unrealized gain/(loss)
    on investments                                0.37
  Net increase/(decrease) in net asset
    value from operations                         0.78
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.41)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.41)
  Net asset value, end of year                   $10.64
  TOTAL RETURN++                                  7.78%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,175
  Ratio of operating expenses to average
    net assets(a)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.95%
  Portfolio turnover rate                          9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.70%

* Effective April 1, 2001, Columbia South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.78% to 3.92%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA TEXAS INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.61               $10.50               $10.19               $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.37                 0.39                 0.45                 0.48
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.11                 0.31                (0.16)
  Net increase/(decrease) in net asset
    value from operations                        0.07                 0.50                 0.76                 0.32
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)               (0.39)               (0.45)               (0.48)
  Distributions from net realized gains         (0.06)                 --                   --                   --
  Total dividends and distributions             (0.43)               (0.39)               (0.45)               (0.48)
  Net asset value, end of year                  $10.25               $10.61               $10.50               $10.19
  TOTAL RETURN++                                 0.70%                4.83%                7.55%                3.10%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $5,708               $7,277               $8,665               $4,813
  Ratio of operating expenses to average
    net assets(a)                                0.75%                0.75%                0.75%                0.75%
  Ratio of net investment income/(loss)
    to average net assets                        3.55%                3.68%                4.29%                4.62%
  Portfolio turnover rate                         15%                  16%                  29%                  5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.96%                0.96%                0.96%                0.97%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.48
  Net realized and unrealized gain/(loss)
    on investments                                0.35
  Net increase/(decrease) in net asset
    value from operations                         0.83
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                   $10.35
  TOTAL RETURN++                                  8.52%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $4,346
  Ratio of operating expenses to average
    net assets(a)                                 0.75%
  Ratio of net investment income/(loss)
    to average net assets                         4.75%
  Portfolio turnover rate                          6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.95%

* Effective April 1, 2001, Columbia Texas Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.59% to 4.62%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA TEXAS INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.62               $10.51               $10.19               $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.29                 0.31                 0.37                 0.40
  Net realized and unrealized gain/(loss)
    on investments                              (0.31)                0.11                 0.32                (0.16)
  Net increase/(decrease) in net asset
    value from operations                       (0.02)                0.42                 0.69                 0.24
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.29)               (0.31)               (0.37)               (0.40)
  Distributions from net realized gains         (0.06)                 --                   --                   --
  Total dividends and distributions             (0.35)               (0.31)               (0.37)               (0.40)
  Net asset value, end of year                  $10.25               $10.62               $10.51               $10.19
  TOTAL RETURN++                                (0.14)%               4.05%                6.85%                2.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $3,449               $4,393               $5,166               $2,021
  Ratio of operating expenses to average
    net assets(a)                                1.50%                1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                        2.80%                2.93%                3.54%                3.87%
  Portfolio turnover rate                         15%                  16%                  29%                  5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.71%                1.71%                1.71%                1.72%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.35
  Net increase/(decrease) in net asset
    value from operations                         0.75
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $10.35
  TOTAL RETURN++                                  7.71%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,145
  Ratio of operating expenses to average
    net assets(a)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.00%
  Portfolio turnover rate                          6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.70%

* Effective April 1, 2001, Columbia Texas Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.84% to 3.87%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA TEXAS INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.62               $10.50               $10.18               $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.30                 0.31                 0.37                 0.24
  Net realized and unrealized gain/(loss)
    on investments                              (0.31)                0.12                 0.32                (0.02)
  Net increase/(decrease) in net asset
    value from operations                       (0.01)                0.43                 0.69                 0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.29)               (0.31)               (0.37)               (0.39)
  Distributions from net realized gains         (0.06)                 --                   --                   --
  Total dividends and distributions             (0.35)               (0.31)               (0.37)               (0.39)
  Net asset value, end of year                  $10.26               $10.62               $10.50               $10.18
  TOTAL RETURN++                                (0.05)%               4.17%                6.84%                2.16%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $362                 $466                  $85                  $58
  Ratio of operating expenses to average
    net assets(a)                                1.50%                1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                        2.80%                2.93%                3.54%                3.87%
  Portfolio turnover rate                         15%                  16%                  29%                  5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.71%                1.71%                1.71%                1.72%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.35
  Net increase/(decrease) in net asset
    value from operations                         0.75
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $10.35
  TOTAL RETURN++                                  7.69%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)               $3
  Ratio of operating expenses to average
    net assets(a)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.00%
  Portfolio turnover rate                          6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.70%

* Effective April 1, 2001, Columbia Texas Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.84% to 3.87%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.21               $11.18               $10.79               $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.40                 0.43                 0.46                 0.47
  Net realized and unrealized gain/(loss)
    on investments                              (0.33)                0.03                 0.38                (0.13)
  Net increase/(decrease) in net asset
    value from operations                       (0.07)                0.46                 0.84                 0.34
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.40)               (0.43)               (0.45)               (0.47)
  Distributions from net realized gains         (0.02)              (0.00)##                --                   --
  Total dividends and distributions             (0.42)               (0.43)               (0.45)               (0.47)
  Net asset value, end of year                  $10.86               $11.21               $11.18               $10.79
  TOTAL RETURN++                                 0.69%                4.21%                7.95%                3.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $48,476              $57,288              $57,088              $45,678
  Ratio of operating expenses to average
    net assets                                 0.75%(a)             0.75%(a)             0.75%(a)             0.75%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.70%                3.85%                4.11%                4.33%
  Portfolio turnover rate                         14%                  17%                  7%                   10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.94%                0.95%                0.95%                0.97%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.48
  Net realized and unrealized gain/(loss)
    on investments                                0.41
  Net increase/(decrease) in net asset
    value from operations                         0.89
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                   $10.92
  TOTAL RETURN++                                  8.65%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $43,655
  Ratio of operating expenses to average
    net assets                                    0.75%
  Ratio of net investment income/(loss)
    to average net assets                         4.48%
  Portfolio turnover rate                          9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.95%

* Effective April 1, 2001, Columbia Virginia intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.24% to 4.33%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.22               $11.18               $10.79               $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.32                 0.35                 0.37                 0.39
  Net realized and unrealized gain/(loss)
    on investments                              (0.34)                0.04                 0.39                (0.13)
  Net increase/(decrease) in net asset
    value from operations                       (0.02)                0.39                 0.76                 0.26
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.32)               (0.35)               (0.37)               (0.39)
  Distributions from net realized gains         (0.02)              (0.00)##                --                   --
  Total dividends and distributions             (0.34)               (0.35)               (0.37)               (0.39)
  Net asset value, end of year                  $10.86               $11.22               $11.18               $10.79
  TOTAL RETURN++                                (0.15)%               3.52%                7.14%                2.40%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $13,563              $15,907              $17,337              $8,987
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)             1.50%(a)             1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        2.95%                3.10%                3.36%                3.58%
  Portfolio turnover rate                         14%                  17%                  7%                   10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.69%                1.70%                1.70%                1.72%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.41
  Net increase/(decrease) in net asset
    value from operations                         0.81
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $10.92
  TOTAL RETURN++                                  7.85%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $8,859
  Ratio of operating expenses to average
    net assets                                    1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.73%
  Portfolio turnover rate                          9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.70%

* Effective April 1, 2001, Columbia Virginia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.58%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.21               $11.18               $10.79               $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.32                 0.35                 0.37                 0.39
  Net realized and unrealized gain/(loss)
    on investments                              (0.33)                0.03                 0.39                (0.13)
  Net increase/(decrease) in net asset
    value from operations                       (0.01)                0.38                 0.76                 0.26
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.32)               (0.35)               (0.37)               (0.39)
  Distributions from net realized gains         (0.02)              (0.00)##                --                   --
  Total dividends and distributions             (0.34)               (0.35)               (0.37)               (0.39)
  Net asset value, end of year                  $10.86               $11.21               $11.18               $10.79
  TOTAL RETURN++                                (0.06)%               3.43%                7.14%                2.41%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,860               $2,303               $1,680                $869
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)             1.50%(a)             1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        2.95%                3.10%                3.36%                3.58%
  Portfolio turnover rate                         14%                  17%                  7%                   10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.69%                1.70%                1.70%                1.72%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.41
  Net increase/(decrease) in net asset
    value from operations                         0.81
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $10.92
  TOTAL RETURN++                                  7.84%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $817
  Ratio of operating expenses to average
    net assets                                    1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.73%
  Portfolio turnover rate                          9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.70%

* Effective April 1, 2001, Columbia Virginia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.58%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.75%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75              4.25%            $10,086.19      $  399.10
       2           10.25%            $10,666.69              8.68%            $10,514.85      $   77.25
       3           15.76%            $11,200.02             13.30%            $10,961.73      $   80.54
       4           21.55%            $11,760.02             18.11%            $11,427.61      $   83.96
       5           27.63%            $12,348.02             23.13%            $11,913.28      $   87.53
       6           34.01%            $12,965.43             28.37%            $12,419.59      $   91.25
       7           40.71%            $13,613.70             33.82%            $12,947.43      $   95.13
       8           47.75%            $14,294.38             39.51%            $13,497.69      $   99.17
       9           55.13%            $15,009.10             45.44%            $14,071.34      $  103.38
      10           62.89%            $15,759.56             51.62%            $14,669.37      $  107.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,994.37
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,225.09

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             36.97%            $13,697.45      $  131.64
      10           62.89%            $16,288.95             42.48%            $14,248.08      $  136.93
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,248.08
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,650.09

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             36.29%            $13,628.97      $  200.98
      10           62.89%            $16,288.95             41.06%            $14,105.99      $  208.01
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,105.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,790.50

COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.75%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75              4.25%            $10,086.19      $  399.10
       2           10.25%            $10,666.69              8.68%            $10,514.85      $   77.25
       3           15.76%            $11,200.02             13.30%            $10,961.73      $   80.54
       4           21.55%            $11,760.02             18.11%            $11,427.61      $   83.96
       5           27.63%            $12,348.02             23.13%            $11,913.28      $   87.53
       6           34.01%            $12,965.43             28.37%            $12,419.59      $   91.25
       7           40.71%            $13,613.70             33.82%            $12,947.43      $   95.13
       8           47.75%            $14,294.38             39.51%            $13,497.69      $   99.17
       9           55.13%            $15,009.10             45.44%            $14,071.34      $  103.38
      10           62.89%            $15,759.56             51.62%            $14,669.37      $  107.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,994.37
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,225.09

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             37.05%            $13,705.35      $  123.62
      10           62.89%            $16,288.95             42.65%            $14,264.53      $  128.66
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,264.53
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,633.79

COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             36.29%            $13,628.97      $  200.98
      10           62.89%            $16,288.95             41.06%            $14,105.99      $  208.01
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,105.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,790.50

COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.75%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75              4.25%            $10,086.19      $  399.10
       2           10.25%            $10,666.69              8.68%            $10,514.85      $   77.25
       3           15.76%            $11,200.02             13.30%            $10,961.73      $   80.54
       4           21.55%            $11,760.02             18.11%            $11,427.61      $   83.96
       5           27.63%            $12,348.02             23.13%            $11,913.28      $   87.53
       6           34.01%            $12,965.43             28.37%            $12,419.59      $   91.25
       7           40.71%            $13,613.70             33.82%            $12,947.43      $   95.13
       8           47.75%            $14,294.38             39.51%            $13,497.69      $   99.17
       9           55.13%            $15,009.10             45.44%            $14,071.34      $  103.38
      10           62.89%            $15,759.56             51.62%            $14,669.37      $  107.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,994.37
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,225.09

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             37.01%            $13,701.40      $  127.63
      10           62.89%            $16,288.95             42.56%            $14,256.30      $  132.80
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,256.30
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,641.94

COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             36.29%            $13,628.97      $  200.98
      10           62.89%            $16,288.95             41.06%            $14,105.99      $  208.01
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,105.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,790.50

COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.75%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75             4.25%            $10,086.19      $  399.10
       2           10.25%            $10,666.69             8.68%            $10,514.85      $   77.25
       3           15.76%            $11,200.02            13.30%            $10,961.73      $   80.54
       4           21.55%            $11,760.02            18.11%            $11,427.61      $   83.96
       5           27.63%            $12,348.02            23.13%            $11,913.28      $   87.53
       6           34.01%            $12,965.43            28.37%            $12,419.59      $   91.25
       7           40.71%            $13,613.70            33.82%            $12,947.43      $   95.13
       8           47.75%            $14,294.38            39.51%            $13,497.69      $   99.17
       9           55.13%            $15,009.10            45.44%            $14,071.34      $  103.38
      10           62.89%            $15,759.56            51.62%            $14,669.37      $  107.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,994.37
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,225.09

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00             7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25            10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06            14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82            18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96            22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00            27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55            31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28            37.04%            $13,704.03      $  124.96
      10           62.89%            $16,288.95            42.62%            $14,261.79      $  130.04
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,261.79
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,636.51

COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00             7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25            10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06            14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82            18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96            22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00            27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55            31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28            36.29%            $13,628.97      $  200.98
      10           62.89%            $16,288.95            41.06%            $14,105.99      $  208.01
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,105.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,790.50

COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.75%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75              4.25%            $10,086.19      $  399.10
       2           10.25%            $10,666.69              8.68%            $10,514.85      $   77.25
       3           15.76%            $11,200.02             13.30%            $10,961.73      $   80.54
       4           21.55%            $11,760.02             18.11%            $11,427.61      $   83.96
       5           27.63%            $12,348.02             23.13%            $11,913.28      $   87.53
       6           34.01%            $12,965.43             28.37%            $12,419.59      $   91.25
       7           40.71%            $13,613.70             33.82%            $12,947.43      $   95.13
       8           47.75%            $14,294.38             39.51%            $13,497.69      $   99.17
       9           55.13%            $15,009.10             45.44%            $14,071.34      $  103.38
      10           62.89%            $15,759.56             51.62%            $14,669.37      $  107.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,994.37
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,225.09

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             37.04%            $13,704.03      $  124.96
      10           62.89%            $16,288.95             42.62%            $14,261.79      $  130.04
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,261.79
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,636.51

COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             36.29%            $13,628.97      $  200.98
      10           62.89%            $16,288.95             41.06%            $14,105.99      $  208.01
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,105.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,790.50

COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES*

       ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.75%                             $10,000.00                              5%
                  CUMULATIVE      HYPOTHETICAL YEAR-       CUMULATIVE      HYPOTHETICAL YEAR-   ANNUAL
              RETURN BEFORE FEES  END BALANCE BEFORE   RETURN AFTER FEES   END BALANCE AFTER   FEES AND
     YEAR        AND EXPENSES      FEES AND EXPENSES      AND EXPENSES     FEES AND EXPENSES   EXPENSES
       1             5.00%            $10,158.75              4.25%            $10,086.19      $  399.10
       2            10.25%            $10,666.69              8.68%            $10,514.85      $   77.25
       3            15.76%            $11,200.02             13.30%            $10,961.73      $   80.54
       4            21.55%            $11,760.02             18.11%            $11,427.61      $   83.96
       5            27.63%            $12,348.02             23.13%            $11,913.28      $   87.53
       6            34.01%            $12,965.43             28.37%            $12,419.59      $   91.25
       7            40.71%            $13,613.70             33.82%            $12,947.43      $   95.13
       8            47.75%            $14,294.38             39.51%            $13,497.69      $   99.17
       9            55.13%            $15,009.10             45.44%            $14,071.34      $  103.38
      10            62.89%            $15,759.56             51.62%            $14,669.37      $  107.78
     TOTAL GAIN BEFORE FEES &
              EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
              EXPENSES                                                         $ 4,994.37
   TOTAL ANNUAL FEES & EXPENSES
                PAID                                                                           $1,225.09

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             37.05%            $13,705.35      $  123.62
      10           62.89%            $16,288.95             42.65%            $14,264.53      $  128.66
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,264.53
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,633.79

COLUMBIA SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             36.29%            $13,628.97      $  200.98
      10           62.89%            $16,288.95             41.06%            $14,105.99      $  208.01
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,105.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,790.50

COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.75%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75             4.25%            $10,086.19      $  399.10
       2           10.25%            $10,666.69             8.68%            $10,514.85      $   77.25
       3           15.76%            $11,200.02            13.30%            $10,961.73      $   80.54
       4           21.55%            $11,760.02            18.11%            $11,427.61      $   83.96
       5           27.63%            $12,348.02            23.13%            $11,913.28      $   87.53
       6           34.01%            $12,965.43            28.37%            $12,419.59      $   91.25
       7           40.71%            $13,613.70            33.82%            $12,947.43      $   95.13
       8           47.75%            $14,294.38            39.51%            $13,497.69      $   99.17
       9           55.13%            $15,009.10            45.44%            $14,071.34      $  103.38
      10           62.89%            $15,759.56            51.62%            $14,669.37      $  107.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,994.37
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,225.09

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00             7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25            10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06            14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82            18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96            22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00            27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55            31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28            37.07%            $13,706.67      $  122.28
      10           62.89%            $16,288.95            42.67%            $14,267.27      $  127.28
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,267.27
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,631.08

COLUMBIA TEXAS INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES         FEES & EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00             7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25            10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06            14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82            18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96            22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00            27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55            31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28            36.29%            $13,628.97      $  200.98
      10           62.89%            $16,288.95            41.06%            $14,105.99      $  208.01
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,105.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,790.50

COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.75%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75             4.25%            $10,086.19      $  399.10
       2           10.25%            $10,666.69             8.68%            $10,514.85      $   77.25
       3           15.76%            $11,200.02            13.30%            $10,961.73      $   80.54
       4           21.55%            $11,760.02            18.11%            $11,427.61      $   83.96
       5           27.63%            $12,348.02            23.13%            $11,913.28      $   87.53
       6           34.01%            $12,965.43            28.37%            $12,419.59      $   91.25
       7           40.71%            $13,613.70            33.82%            $12,947.43      $   95.13
       8           47.75%            $14,294.38            39.51%            $13,497.69      $   99.17
       9           55.13%            $15,009.10            45.44%            $14,071.34      $  103.38
      10           62.89%            $15,759.56            51.62%            $14,669.37      $  107.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,994.37
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,225.09

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00             7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25            10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06            14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82            18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96            22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00            27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55            31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28            37.09%            $13,709.30      $  119.60
      10           62.89%            $16,288.95            42.73%            $14,272.75      $  124.52
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,272.75
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,625.64

COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00             7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25            10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06            14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82            18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96            22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00            27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55            31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28            36.29%            $13,628.97      $  200.98
      10           62.89%            $16,288.95            41.06%            $14,105.99      $  208.01
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,105.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,790.50

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.



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

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.
MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.



129
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

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

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT(R)




WHERE TO FIND MORE INFORMATION

You'll find more information about Columbia Funds State Municipal Bond Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By Mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
www.columbiafunds.com

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number: 811-09645
Columbia Funds Series Trust

PRO-36/91531-1005

[GRAPHIC]
COLUMBIA MANAGEMENT(R)











                    --------------------------------------
[GRAPHIC]           International/Global Stock
                    Funds

                    Prospectus -- Class A, B and C Shares

                    November 1, 2005
                    --------------------------------------



                    Global Stock Fund

                    Columbia Global Value Fund
                    (formerly, Nations Global Value Fund)

                    International Stock Funds

                    Columbia International Value Fund
                    (formerly, Nations International Value Fund)

                    Columbia Multi-Advisor International Equity Fund (formerly, Nations International Equity Fund)

                    Columbia Marsico International Opportunities Fund
                    (formerly, Nations Marsico International Opportunities Fund)






                                    THE SECURITIES AND EXCHANGE COMMISSION (SEC)
                                    HAS NOT APPROVED OR DISAPPROVED THESE
                                    SECURITIES OR DETERMINED IF THIS PROSPECTUS
                                    IS TRUTHFUL OR COMPLETE.

                                    ANY REPRESENTATION TO THE CONTRARY IS A
                                    CRIMINAL OFFENSE.
[GRAPHIC]
-----------------
NOT FDIC-INSURED
MAY LOSE VALUE
NO BANK GUARANTEE
-----------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 85.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Funds International/Global Stock Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions. SUBJECT TO CERTAIN LIMITED EXCEPTIONS, COLUMBIA GLOBAL VALUE FUND AND COLUMBIA INTERNATIONAL VALUE FUND ARE NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS. PLEASE SEE EACH FUND'S DESCRIPTION FOR MORE INFORMATION.

ABOUT THE FUNDS

The International Stock Funds invest primarily in equity securities of companies outside the U.S.

The Global Stock Fund invests primarily in equity securities of U.S. and non-U.S. companies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest. There's always the risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The International/Global Stock Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. THE ADVISER AND COLUMBIA FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE SUB-ADVISERS STARTING ON PAGE 32.

--------------------------------------------------------------------------------


COLUMBIA GLOBAL VALUE FUND                                       4
Sub-adviser: Brandes Investment Partners, L.P.
------------------------------------------------------------------
COLUMBIA INTERNATIONAL VALUE FUND                               10
Sub-adviser: Brandes Investment Partners, L.P.
------------------------------------------------------------------
COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND                16
Sub-advisers: Marsico Capital Management, LLC and Causeway
Capital Management LLC
------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND               22
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     29
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       32

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        36
     About Class A shares                                       37
        Front-end sales charge                                  37
        Contingent deferred sales charge                        38
     About Class B shares                                       39
        Contingent deferred sales charge                        39
     About Class C shares                                       40
        Contingent deferred sales charge                        40
     Redemption fees                                            41
     When you might not have to pay a sales charge              41
        or redemption fee
  Buying, selling and exchanging shares                         48
     How orders are processed                                   53
  How selling and servicing agents are paid                     59
  Distributions and taxes                                       61
  Legal matters                                                 64
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            65
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            78
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   85
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA GLOBAL VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BRANDES INVESTMENT PARTNERS, L.P. (BRANDES) IS THIS FUND'S SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BRANDES ON PAGE 33.

WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?

BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR
INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging markets countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies that have a market capitalization of more than $1 billion at the time of investment and that are believed to be undervalued. The
                   Fund typically invests in at least three countries, including the United States, at any one time.

The Fund primarily invests in equity securities and may, with respect to its foreign investments, invest in the foregoing and/or depositary receipts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's earnings, book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

LIMITS ON INVESTMENTS

TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

  - THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.

  - IT MAY NOT INVEST MORE THAN THE GREATER OF:

     - 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR
     - 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI WORLD INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).

  - IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.

--------------------------------------------------------------------------------


[LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC]         SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, COLUMBIA GLOBAL VALUE
                   FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE
                   INVESTORS. SHARES OF COLUMBIA GLOBAL VALUE FUND CURRENTLY MAY ONLY BE PURCHASED
                   THROUGH REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, BY CERTAIN QUALIFIED
                   RETIREMENT PLANS ON BEHALF OF PLAN PARTICIPANTS AND BY INVESTORS WHO PURCHASE
                   SHARES THROUGH ACCOUNTS ESTABLISHED WITH CERTAIN INVESTMENT ADVISERS OR
                   FINANCIAL PLANNERS, INCLUDING CERTAIN WRAP FEE ACCOUNTS.


      Columbia Global Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund invests in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2002     2003     2004
                ----     ----     ----
               -20.42%  47.67%   16.73%



               *Year-to-date return as of June 30, 2005: -2.76%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           29.11%
         WORST: 3RD QUARTER 2002:         -24.15%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the MSCI World Index, an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                       9.99%    7.80%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS       7.96%    6.89%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                     7.52%    6.25%



         CLASS B SHARES RETURNS BEFORE TAXES                      10.80%    8.08%



         CLASS C SHARES RETURNS BEFORE TAXES                      14.79%    8.72%



         MSCI WORLD INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                     14.72%    3.70%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS APRIL 16, 2001. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSES INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       5.00%(2)     1.00%(3)



         Redemption fee (as a percentage of total
         redemption proceeds)(4)                      2.00%        2.00%        2.00%






         ANNUAL FUND OPERATING EXPENSES(5)
         (Expenses that are deducted from the Fund's assets)



         Management fees(6)                           1.07%        1.07%        1.07%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.17%        0.17%        0.17%
                                                     -------      -------      -------



         Total annual Fund operating expenses(7)      1.49%        2.24%        2.24%
                                                     =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      (5)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)The Fund pays an investment advisory fee of 0.90% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.90% for assets up to $500 million; 0.85% for assets in excess of $500 million and up to $1 billion; 0.80% for assets in excess of $1 billion and up to $1.5 billion; 0.75% for assets in excess of $1.5 billion and up to $3 billion; 0.73% for assets in excess of $3 billion and up to $6 billion; and 0.71% in excess of $6 billion.

      (7)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.65%, 2.40% and 2.40%, respectively, for Class A, Class B and Class C shares until July 31, 2006. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $718    $1,019    $1,341     $2,252



         CLASS B SHARES                          $727    $1,000    $1,400     $2,386



         CLASS C SHARES                          $327      $700    $1,200     $2,575

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $227     $700     $1,200     $2,386



         CLASS C SHARES                          $227     $700     $1,200     $2,575

COLUMBIA INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND BRANDES IS ITS SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT BRANDES ON PAGE 33.

WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?

BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR
INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia International Value Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Master Portfolio typically invests in at least three countries other than the United States at any one time.

The Master Portfolio primarily invests in equity securities either directly or indirectly through closed-end investment companies and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Master Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------

LIMITS ON INVESTMENTS

TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

  - THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.

  - IT MAY NOT INVEST MORE THAN THE GREATER OF:

     - 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR

     - 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI EAFE INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).

  - IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, COLUMBIA INTERNATIONAL
                   VALUE FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE
                   INVESTORS. SHARES OF COLUMBIA INTERNATIONAL VALUE FUND CURRENTLY MAY ONLY BE
                   PURCHASED THROUGH REINVESTMENT OF DISTRIBUTIONS, BY CERTAIN QUALIFIED RETIREMENT
                   PLANS ON BEHALF OF PLAN PARTICIPANTS, BY INVESTORS WHO PURCHASE SHARES THROUGH
                   ACCOUNTS ESTABLISHED WITH CERTAIN INVESTMENT ADVISERS OR FINANCIAL PLANNERS,
                   INCLUDING CERTAIN WRAP FEE ACCOUNTS, AND BY INVESTORS WHO PURCHASE SHARES
                   THROUGH AN ACCOUNT ESTABLISHED WITH A SELLING AGENT THAT HAS AVAILABLE
                   PURCHASING CAPACITY BASED ON POLICIES ESTABLISHED BY THE FUND.

      Columbia International Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               15.32%   20.41%   11.82%   52.43%    2.94%   -11.99%  -17.80%  50.45%   24.17%



               *Year-to-date return as of June 30, 2005: -3.65%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           26.68%
         WORST: 3RD QUARTER 2002:         -21.66%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                        1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES            17.04%    5.57%    13.32%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                15.98%    4.53%    11.99%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        11.83%    4.22%    11.08%



         CLASS B SHARES RETURNS BEFORE TAXES            18.25%    5.70%    10.74%



         CLASS C SHARES RETURNS BEFORE TAXES            22.26%    6.02%    12.44%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                     20.25%   -1.13%     5.01%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE DECEMBER 27, 1995, MAY 22, 1998 AND JUNE 15, 1998, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM DECEMBER 31, 1995.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSES INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 N/A(1)     5.00%(2)  1.00%(3)



         Redemption fee (as a percentage of total
         redemption proceeds)(4)                          2.00%     2.00%     2.00%



         ANNUAL FUND OPERATING EXPENSES(5)
         (Expenses that are deducted from the Fund's assets)(6)



         Management fees(7)                               0.95%     0.95%     0.95%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses                                   0.06%     0.06%     0.06%
                                                         -------   -------   -------



         Total annual Fund operating expenses             1.26%     2.01%     2.01%
                                                         =======   =======   =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      (5)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (7)The Fund pays an investment advisory fee of 0.73% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.85% for assets up to $500 million; 0.80% for assets in excess of $500 million and up to $1 billion; 0.75% for assets in excess of $1 billion and up to $1.5 billion; 0.70% for assets in excess of $1.5 billion and up to $3 billion; 0.68% for assets in excess of $3 billion and up to $6 billion; and 0.66% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $696     $952     $1,227     $2,010



         CLASS B SHARES                          $704     $930     $1,283     $2,144



         CLASS C SHARES                          $304     $630     $1,083     $2,338

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $204     $630     $1,083     $2,144



         CLASS C SHARES                          $204     $630     $1,083     $2,338

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISERS

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE MASTER PORTFOLIO IS A "MULTI-MANAGER" FUND, WHICH MEANS THAT IT'S MANAGED BY MORE THAN ONE SUB-ADVISER. MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) AND CAUSEWAY CAPITAL MANAGEMENT LLC (CAUSEWAY) EACH MANAGES APPROXIMATELY ONE-HALF OF THE ASSETS OF THE MASTER PORTFOLIO. JAMES G. GENDELMAN OF MARSICO CAPITAL AND CAUSEWAY'S PORTFOLIO MANAGEMENT TEAM MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THEIR PORTIONS OF THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL, MR. GENDELMAN AND CAUSEWAY ON PAGE
 34.

WHY INVEST IN AN INTERNATIONAL STOCK FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Multi-Advisor International
                   Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the
                   same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio is a "multi-manager" fund. It has two different investment managers. Each is responsible for managing approximately one-half of the Master Portfolio's assets. The managers each have different, but complementary, investment styles:

  - Marsico Capital combines "top-down" allocation among sectors and regions around the world with a "bottom-up" analysis that focuses on investing in securities with earnings growth potential that may not be realized by other investors.

  - Causeway uses a "bottom-up" analysis and a disciplined value approach. Causeway seeks to invest in companies that it believes are currently undervalued by the market. Causeway makes investment decisions based on the following factors: low price-to-earnings ratios relative to the sector; high yields or share repurchases, low price-to-book value ratios and low price-to-cash flow ratios relative to the market; and financial strength.

The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

A manager may sell a security when its price reaches a target set by the manager, if the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Multi-Advisor International Equity Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

EFFECTIVE JANUARY 15, 2002, MARSICO CAPITAL REPLACED GARTMORE GLOBAL PARTNERS (GARTMORE) AS CO-INVESTMENT SUB-ADVISER FOR A PORTION OF THE MASTER PORTFOLIO'S ASSETS. MARSICO CAPITAL HAS A DIFFERENT INVESTMENT STYLE THAN GARTMORE.

EFFECTIVE MAY 11, 2004, CAUSEWAY REPLACED PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) AND INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC. (INVESCO) AS CO-INVESTMENT SUB-ADVISER FOR A PORTION OF THE MASTER PORTFOLIO'S ASSETS. CAUSEWAY HAS A DIFFERENT INVESTMENT STYLE THAN PUTNAM AND INVESCO.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                8.21%    8.14%    1.04%   16.40%   39.13%   -15.33%  -20.84%  -13.99%  34.08%   17.62%



               *Year-to-date return as of June 30, 2005: -2.01%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           28.40%
         WORST: 3RD QUARTER 2002:         -19.15%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    10.84%   -3.04%     5.08%      5.41%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        10.82%   -3.59%     3.86%      4.34%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                7.05%   -2.82%     3.79%      4.17%



         CLASS B SHARES RETURNS BEFORE TAXES    11.67%   -3.15%     4.79%      5.38%



         CLASS C SHARES RETURNS BEFORE TAXES    15.64%   -2.53%     4.99%      5.40%



         MSCI EAFE INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                               20.25%   -1.13%     5.62%      6.82%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE JUNE 3, 1992, JUNE 7, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM MAY 31, 1992.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSES INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       5.00%(2)     1.00%(3)



         Redemption fee (as a percentage of total
         redemption proceeds)(4)                      2.00%        2.00%        2.00%



         ANNUAL FUND OPERATING EXPENSES(5)
         (Expenses that are deducted from the Fund's assets)(6)



         Management fees(7)                           0.83%        0.83%        0.83%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.14%        0.14%        0.14%
                                                     -------      -------      -------



         Total annual Fund operating expenses         1.22%        1.97%        1.97%
                                                     =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      (5)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (7)The Fund pays an investment advisory fee of 0.66% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $ 1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $692     $940     $1,207     $1,967



         CLASS B SHARES                          $700     $918     $1,262     $2,102



         CLASS C SHARES                          $300     $618     $1,062     $2,296

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $200     $618     $1,062     $2,102



         CLASS C SHARES                          $200     $618     $1,062     $2,296

COLUMBIA MARSICO INTERNATIONAL
OPPORTUNITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GENDELMAN ON PAGE 34.

WHAT IS AN INTERNATIONAL FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico International
                   Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has
                   the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico International Opportunities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - FUTURES RISK -- The Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Master Portfolio's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
               -14.74%  -7.77%   40.24%   16.76%



               *Year-to-date return as of June 30, 2005: -3.54%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           20.20%
         WORST: 3RD QUARTER 2001:         -18.23%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                      10.09%    2.92%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS       9.46%    2.74%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                     6.61%    2.40%



         CLASS B SHARES RETURNS BEFORE TAXES                      10.88%    3.13%



         CLASS C SHARES RETURNS BEFORE TAXES                      14.88%    3.53%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                     20.25%    0.62%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS AUGUST 1, 2000. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSES INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                              Class A   Class B   Class C
         (Fees paid directly from your investment)     Shares    Shares     Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price            5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                            N/A(1)    5.00%(2)  1.00%(3)



         Redemption fee (as a percentage of total
         redemption proceeds)(4)                        2.00%     2.00%      2.00%



         ANNUAL FUND OPERATING EXPENSES(5)
         (Expenses that are deducted from the Fund's assets)(6)



         Management fees(7)                             1.02%     1.02%      1.02%



         Distribution (12b-1) and shareholder
         servicing fees                                 0.25%     1.00%      1.00%



         Other expenses                                 0.10%     0.10%      0.10%
                                                       -------   -------    -------



         Total annual Fund operating expenses(8)        1.37%     2.12%      2.12%
                                                       =======   =======    =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      (5)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (7)The Fund pays an investment advisory fee of 0.80% and an administration fee of 0.22%.

      (8)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.75%, 2.50% and 2.50%, respectively, for Class A, Class B and Class C shares until July 31, 2006. There is no guarantee that these limitations will continue after July 31, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $706     $984     $1,282     $2,127



         CLASS B SHARES                          $715     $964     $1,339     $2,261



         CLASS C SHARES                          $315     $664     $1,139     $2,452

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $215     $664     $1,139     $2,261



         CLASS C SHARES                          $215     $664     $1,139     $2,452

Other important information
[LINE GRAPH GRAPHIC]

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each other Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, LLC AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Columbia Funds Family, including the International/Global Stock Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser uses part of this money to pay investment sub-advisers for the services they provide to the Funds.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                                         ACTUAL FEE
                                                            MAXIMUM       PAID LAST
                                                          ADVISORY FEE   FISCAL YEAR
  COLUMBIA GLOBAL VALUE FUND                                 0.90%          0.90%



  COLUMBIA INTERNATIONAL VALUE FUND(1)                       0.85%          0.84%



  COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND(1)        0.70%(2)       0.76%



  COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND(1)       0.80%          0.80%

(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN COLUMBIA INTERNATIONAL VALUE MASTER PORTFOLIO, COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY MASTER PORTFOLIO AND COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES MASTER PORTFOLIO, RESPECTIVELY. THE ADVISER IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

(2)THE FEE IS THE CURRENT MAXIMUM CONTRACT LEVEL, WHICH HAS BEEN REDUCED FROM THE CONTRACT LEVEL THAT WAS IN EFFECT DURING A PORTION OF THE LAST FISCAL YEAR.

INVESTMENT SUB-ADVISERS

Columbia Funds and the Adviser engage one or more investment sub-advisers for the Funds to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Columbia Funds and the Adviser have engaged the following investment sub-advisers to provide day-to-day portfolio management for certain Funds. These sub-advisers function under the supervision of the Adviser and the Board of Columbia Funds.

Information about the sub-advisers and the portfolio managers and/or team members of the sub-advisers that are responsible for the day-to-day investment decisions for the Funds is provided below. The SAI provides additional information about the compensation of these portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Funds.

--------------------------------------------------------------------------------

BRANDES INVESTMENT
PARTNERS, L.P.

11988 EL CAMINO REAL
SUITE 500
SAN DIEGO, CALIFORNIA 92130

--------------------------------------------------------------------------------


BRANDES INVESTMENT PARTNERS, L.P.

Founded in 1974, Brandes is an investment advisory firm with 74 investment professionals. As of June 30, 2004, Brandes managed more than $85 billion in assets. Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Columbia Global Value Fund and Columbia International Value Master Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Funds and the Master Portfolio. Information about certain team members follows.

                             LENGTH OF SERVICE       BUSINESS EXPERIENCE DURING THE PAST
      NAME AND TITLE           WITH THE FUND      FIVE YEARS (ALL POSITIONS ARE AT BRANDES)
  -----------------------  ---------------------  ------------------------------------------
  GLENN CARLSON            SINCE THE PORTFOLIO'S  CEO, 2004-PRESENT
  CHIEF EXECUTIVE OFFICER  INCEPTION
                                                  CO-CEO, 2002-2004
                                                  MANAGING PARTNER, 1996-2002



  BRENT WOODS              SINCE THE PORTFOLIO'S  MANAGING DIRECTOR - INVESTMENTS, 2002-
  MANAGING DIRECTOR -      INCEPTION              PRESENT
  INVESTMENTS
                                                  MANAGING PARTNER, 1998-2002



  WILLIAM PICKERING        SINCE THE PORTFOLIO'S  DIRECTOR - INVESTMENTS, 1998-PRESENT
  DIRECTOR - INVESTMENTS   INCEPTION



  AMELIA MORRIS            SINCE THE PORTFOLIO'S  SENIOR ANALYST, 1998-PRESENT
  SENIOR ANALYST           INCEPTION



  KEITH COLESTOCK          SINCE THE PORTFOLIO'S  SENIOR RESEARCH ANALYST, 2001-PRESENT
  SENIOR RESEARCH ANALYST  INCEPTION
                                                  PORTFOLIO MANAGER, 1996-2001

--------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America in January 2001. Marsico Capital provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital.

Marsico Capital is the investment sub-adviser to:

  - Columbia Marsico International Opportunities Master Portfolio

Marsico Capital is a co-investment sub-adviser to:

  - Columbia Multi-Advisor International Equity Master Portfolio

JAMES G. GENDELMAN, is the portfolio manager of Columbia Marsico International Opportunities Master Portfolio and Marsico Capital's portion of Columbia Multi-Advisor International Equity Master Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

--------------------------------------------------------------------------------

CAUSEWAY CAPITAL
MANAGEMENT LLC

11111 SANTA MONICA BOULEVARD
SUITE 1550
LOS ANGELES, CALIFORNIA 90025

--------------------------------------------------------------------------------


CAUSEWAY CAPITAL MANAGEMENT LLC

Founded in June 2001, Causeway is a registered investment adviser and is majority-owned by its employees. As of June 30, 2004, Causeway had $8 billion in assets under management.

Causeway is one of the two investment sub-advisers to Columbia Multi-Advisor International Equity Master Portfolio. Causeway's portfolio management team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio. James Doyle, Jonathan Eng, Harry Hartford and Sarah Ketterer are the members of the team. Information about certain team members follows.


JAMES DOYLE, James Doyle is a Director of Causeway Capital Management and serves as a portfolio manager responsible for the co-management of the portion of Columbia Multi-Advisor International Equity Fund, managed by Causeway Capital Management. He is responsible for investment research in global technology and autos/parts. Mr. Doyle has been with Causeway Management since 2001. Prior to joining the firm, Mr. Doyle worked for the Hotchkis and Wiley division of Merrill Lynch Investment Managers (MLIM) from 1997 to 2001. While employed at MLIM, he was a Vice President and head of investment research for the HW International and Global Value team. Mr. Doyle has been in the investment community since 1993. Mr. Doyle has a BA in Economics from Northwestern University and an MBA in Finance from the Wharton School, University of Pennsylvania.

JONATHAN P. ENG, Jonathan Eng has been a portfolio manager for Causeway since 2002, and serves as a portfolio manager responsible for the co-management of the portion of Columbia Multi-Advisor International Equity Fund, managed by Causeway Capital Management. From 2001 to 2002, Mr. Eng served as a senior research analyst at Causeway. He is responsible for investment research in global media and industrials at Causeway Capital Management.

Prior to joining the firm, from 1997 to 2001, Mr. Eng was an equity research associate for the Hotchkis and Wiley division of MLIM, spending the last nine months in the London office of MLIM. Mr. Eng has been in the investment community since 1992. Mr. Eng earned his bachelor's degree in History and

Economics from Brandeis University and his MBA from the Anderson Graduate School of Management at UCLA.

HARRY W. HARTFORD, Harry Hartford is the President of Causeway Capital Management and serves as a portfolio manager responsible for the co-management of the portion of Columbia Multi-Advisor International Equity Fund, managed by Causeway Capital Management. Mr. Hartford has served as portfolio manager and President since 2001. He is responsible for investment research in global basic materials and banks. From 1996 to 2001, Mr. Hartford was a Managing Director for the Hotchkis and Wiley division of MLIM, and co-head of the International and Global Value Team. Mr. Hartford has been in the investment community since 1984. Mr. Hartford earned his bachelor's degree in Economics, with honors, from the University of Dublin Trinity College, and his MS in Economics from Oklahoma State University, and is a Phi Kappa Phi member.

SARAH H. KETTERER, Sarah Ketterer has been portfolio manager with Causeway Capital Management since 2001, and serves as the Chief Executive Officer for the firm. Ms. Ketterer also serves as a portfolio manager responsible for the co-management of the portion of Columbia Multi-Advisor International Equity Fund, managed by Causeway Capital Management. She is responsible for investment research in global insurance and health care. From 1996 to 2001, Ms. Ketterer worked for the Hotchkis and Wiley division of MLIM. At MLIM, she was a Managing Director and co-head of the firm's HW International and Global Value Equity team. Ms. Ketterer and the HW international team were responsible for approximately $3.4 billion in international and global assets under management including the $1.1 billion Mercury HW International Value Fund. Ms. Ketterer has been in the investment community since 1986. Ms. Ketterer earned her bachelor's degree in Economics and Political Science from Stanford University and her MBA from the Amos Tuck School, Dartmouth College.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, LLC a fee of 0.17% for its services, plus certain out-of-pocket expenses except for Columbia International Value Fund and Columbia Marsico International Opportunities Fund which pays 0.22% for Columbia Management Advisors, LLC services, plus certain out of pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

[ABC GRAPHIC]

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING COLUMBIA FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below compares the charges and fees and other features of the share classes.

                                 CLASS A              CLASS B             CLASS C
                                 SHARES               SHARES              SHARES
  MAXIMUM AMOUNT YOU CAN
  BUY                           NO LIMIT              $50,000           $1 MILLION



  MAXIMUM FRONT-END SALES
  CHARGE                          5.75%                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE                         NONE(1)             5.00%(2)            1.00%(3)



  REDEMPTION FEE(4)               2.00%                2.00%               2.00%



  MAXIMUM ANNUAL                                       0.75%               0.75%
  DISTRIBUTION AND                0.25%            DISTRIBUTION        DISTRIBUTION
  SHAREHOLDER SERVICING       DISTRIBUTION        (12B-1) FEE AND     (12B-1) FEE AND
  FEES                     (12B-1)/SERVICE FEE   0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE              NONE                  YES                NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(4)The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The

CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



[A SHARES GRAPHIC] ABOUT CLASS A SHARES

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- FRONT END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                                           AMOUNT RETAINED
                                   SALES CHARGE       SALES CHARGE AS     BY SELLING AGENTS
                                   AS A % OF THE       A % OF THE NET       AS A % OF THE
         AMOUNT YOU BOUGHT       OFFERING PRICE(1)   AMOUNT INVESTED(1)    OFFERING PRICE
         $0 - $49,999                  5.75%               6.10%                5.00%



         $50,000 - $99,999             4.50%               4.71%                3.75%



         $100,000 - $249,999           3.50%               3.63%                2.75%



         $250,000 - $499,999           2.50%               2.56%                2.00%



         $500,000 - $999,999           2.00%               2.04%                1.75%



         $1,000,000 OR MORE            0.00%               0.00%                1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      Your selling agent receives a cumulative commission from the Distributor when you purchase $1 million or more of Class A shares, as follows:

         $0 - $2,999,999                                                 1.00%



         $3 MILLION - $49,999,999                                        0.50%



         $50 MILLION OR MORE                                             0.25%

      The commission to selling agents for Class A share purchases of $50 million or more is paid beginning in the 13th month but only to the extent the shares remain outstanding. For certain group retirement plans, selling agents will receive a 1% finder's fee from $0-$3 million.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $50,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT EXCEED THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



[B SHARES GRAPHIC] ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES.

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                       YOU'LL PAY A CDSC OF:
         --------------------------------------------------------------------------------------
                                           SHARES YOU
                                             BOUGHT            SHARES YOU BOUGHT BETWEEN
                                             AFTER              8/1/1998 AND 11/15/1998
                                           11/15/1998          IN THE FOLLOWING AMOUNTS:
                                           ----------   ---------------------------------------
                                                                        $250,000 -   $500,000 -
                                                        $0 - $249,999    $499,999     $999,999
         THE FIRST YEAR YOU OWN THEM          5.0%          5.0%           3.0%         2.0%



         THE SECOND YEAR YOU OWN THEM         4.0%          4.0%           2.0%         1.0%



         THE THIRD YEAR YOU OWN THEM          3.0%          3.0%           1.0%         NONE



         THE FOURTH YEAR YOU OWN THEM         3.0%          3.0%           NONE         NONE



         THE FIFTH YEAR YOU OWN THEM          2.0%          2.0%           NONE         NONE



         THE SIXTH YEAR YOU OWN THEM          1.0%          1.0%           NONE         NONE



         AFTER SIX YEARS OF OWNING THEM       NONE          NONE           NONE         NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares generally convert automatically to Class A shares according to the following schedule:

                                                    WILL CONVERT TO CLASS A SHARES
         CLASS B SHARES YOU BOUGHT                    AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                              EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998



           $0 - $249,999                                      NINE YEARS



           $250,000 - $499,999                                 SIX YEARS



           $500,000 - $999,999                                FIVE YEARS



         BEFORE AUGUST 1, 1997                                NINE YEARS

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


[C SHARES GRAPHIC] ABOUT CLASS C SHARES

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases over $1 million may be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES.

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      REDEMPTION FEES
      (Class A, Class B and Class C shares)




      The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. The redemption fee is paid to the Fund from which you are redeeming shares (including redemptions by exchange).

      The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

      The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification. We'll redeem any shares that are eligible for a waiver first. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- REDEMPTION FEES. For a discussion of the effects of market timing please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES AND REDEMPTION FEES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE



      You may be eligible for a waived or reduced front-end sales charge, (often referred to as "breakpoint discounts"), or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and at www.columbiafunds.com and may also be discussed in the SAI. Please contact your investment professional or contact Columbia Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

      The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Columbia Funds.

      The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds Family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES
      (Class A shares)



      There are two ways you can lower the front-end sales charge you pay on Class A shares:

        - RIGHTS OF ACCUMULATION
             The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price. Index Funds (including Columbia Large Cap Enhanced Core Fund) and Money Market Funds, except Class B and Class C shares of Columbia Money Market Funds, don't qualify for rights of accumulation.

        - STATEMENT OF INTENT
             You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months.

            As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

        - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
             The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - Individual accounts

           - Joint accounts

           - Certain IRA accounts

           - Certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia Fund shares. The value of your investment in a Columbia Money Market Fund held in an eligible account may be aggregated with your investments in other funds in the Columbia Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount.

        - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

        - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Columbia Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Columbia Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Columbia Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

        - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Class A shares of Columbia Funds (except Money Market Funds), or

          - sign a letter of intent to buy at least $500,000 of Class A shares of Columbia Funds (except Money Market Funds), or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES
      (Class A, Class B and Class C shares)

      You won't pay a CDSC on the following transactions:




      DEATH: CDSCs may be waived on redemptions following the death of:

        - The sole shareholder on an individual account

        - A joint tenant where the surviving joint tenant is the deceased's spouse

        - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - The disability must arise after the purchase of shares and

        - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability, and

        - A letter from a physician must be signed under penalty of perjury stating the nature of the disability

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - The grantor of the trust is the sole trustee and the sole life beneficiary

        - Death occurs following the purchase and

        - The trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

      REDEMPTION FEES



      (Class A, Class B and Class C shares)

      You won't pay an otherwise applicable redemption fee on the following categories of transactions:

        - shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner

        - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Columbia Funds does not have access to information about the individual participant account activity, except where Columbia Funds has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts

        - shares sold by certain investment funds (e.g. Columbia LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to the Adviser that the investment fund is not a vehicle for market timing. The Adviser or its affiliates may manage certain of the approved investment funds

        - shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Adviser that the program is not designed to be a vehicle for market timing

        - shares sold by accounts where Columbia Funds has received information reasonably satisfactory to the Adviser indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders

        - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser

        - shares that were purchased by reinvested dividends

        - shares that are redeemed or exchanged through Columbia Funds' Automatic Withdrawal Plan or Automatic Exchange Feature or similar affiliated or unaffiliated automated plans

        - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

      Columbia Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

      Certain financial institutions or intermediaries may not assess redemption fees on certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). Conversely, certain financial institutions or intermediaries may assess redemption fees on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with the Transfer Agent or with a different financial institution or intermediary. Columbia Funds and its agents reserve the right to permit imposition of the redemption fee under these circumstances. Columbia Funds' ability to assess redemption fees or apply waivers is generally limited by the policies of these financial institutions and intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial institutions and intermediaries that maintain accounts. You should check with your financial institution or intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time periods.

      Columbia Funds reserves the right to impose the redemption fee in the future if it determines that a financial institution or intermediary that previously did not or was not able to assess the redemption fee on underlying shareholders has developed the policy or capability to assess the fee on some or all of its underlying shareholders, however, Columbia Funds may determine not to impose the redemption fee under certain circumstances. From time to time, as circumstances change, Columbia Funds may modify or eliminate certain exemption categories without advance notice to shareholders.

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange

Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A. You can invest up to
                                         - $25 for traditional and Roth IRAs,       $50,000 in Class B shares. Class C
                                           and Coverdell Education Savings          share purchases are limited to $1
                                           Accounts                                 million.
                                         - no minimum for certain fee-based
                                           accounts and certain retirement plan
                                           accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $25 for traditional and Roth IRAs,
                                           and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50

Selling shares    In a lump sum          - Shares sold by telephone are limited     A Fund will generally send proceeds
                                           to $100,000 in a 30-day period           from the sale to you within seven days
                                         - other restrictions may apply to          (usually on the next business day after
                                           withdrawals from retirement plan         your request is received in "good
                                           accounts                                 form"). However, if you purchased your
                                                                                    shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 15 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                                                                                    The International/Global Stock Funds
                                                                                    assess, subject to limited exceptions,
                                                                                    a 2.00% redemption fee on the proceeds
                                                                                    of Fund shares that are redeemed
                                                                                    (either by selling shares or exchanging
                                                                                    into another Fund) within 60 days of
                                                                                    their purchase. Please see CHOOSING A
                                                                                    SHARE CLASS -- REDEMPTION FEES for
                                                                                    details.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                           fee based accounts                       withdrawals any day of the month on a
                                                                                    monthly, quarterly, or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a class.


                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class A
  shares                                   exchanges                                shares for Class A shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.

                                                                                    You can generally exchange your Class B
                                                                                    shares for Class B shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.

                                                                                    You can generally exchange your Class C
                                                                                    shares for Class C shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.

                                                                                    You won't pay a front-end sales charge
                                                                                    or CDSC on the shares you're
                                                                                    exchanging. There may be an additional
                                                                                    sales charge if exchanging from a Money
                                                                                    Market Fund. Redemption fees may apply.

                                                                                    The International/Global Stock Funds
                                                                                    assess, subject to limited exceptions,
                                                                                    a 2.00% redemption fee on the proceeds
                                                                                    of Fund shares that are redeemed
                                                                                    (either by selling shares or exchanging
                                                                                    into another Fund) within 60 days of
                                                                                    their purchase. Please see CHOOSING A
                                                                                    SHARE CLASS -- REDEMPTION FEES for
                                                                                    details.

                  Using our Automatic    - no minimum per exchange                  You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT
      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts or for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT
      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:




        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to $100,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
          Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN

The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
          Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES
      You can generally exchange Class A shares of a Fund for Class A shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Class A shares was of a Columbia Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES
      You can generally exchange Class B shares of a Fund for Class B shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Class C shares of a Columbia Money Market Fund through an exchange of Class B shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Class C shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING CLASS C SHARES
      You can generally exchange Class C shares of a Fund for Class C shares of any other Fund. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE

The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 5.00% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12b-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12b-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                        MAXIMUM ANNUAL DISTRIBUTION (12b-1)
                                          AND SHAREHOLDER SERVICING FEES
                                   (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES         0.25% COMBINED DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICING FEE



  CLASS B SHARES         0.75% DISTRIBUTION (12b-1) FEE, 0.25% SHAREHOLDER SERVICING FEE



  CLASS C SHARES         0.75% DISTRIBUTION (12b-1) FEE, 0.25% SHAREHOLDER SERVICING FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

     - up to 1.00% of the offering price per share of Class A shares

     - up to 1.00% of the net asset value per share of Class B shares

     - up to 1.00% of the net asset value per share of Class C shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Columbia Funds' transfer agent. The Columbia Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
[TAXES GRAPHIC]

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS


A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare and pay distributions of net investment income annually. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

FOREIGN TAXES

Mutual funds that maintain most of their portfolio in foreign securities -- like the International/Global Stock Funds -- have special tax considerations. If more than half of the Fund's assets consist of foreign securities for a taxable year and the Fund makes a special election for the taxable year, you'll generally be required to:

  - include in your gross income your proportional amount of foreign income taxes paid by the Fund

  - treat this amount as foreign income taxes you paid directly

  - either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

We cannot assure you that a Fund will make this special election for a taxable year, even if it is eligible to.

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records


  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" (now, the Advisor)) and BACAP Distributors, LLC (which has subsequently merged into the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust (now known as Columbia Funds Series Trust), the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 6, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a "motion to dismiss" that is pending. Discovery has recently been initiated. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Financial highlights
[DOLLAR SIGN GRAPHIC]

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Columbia Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA GLOBAL VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS A SHARES                                  03/31/05                  3/31/04                   03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $12.04                    $7.18                     $10.47
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.11                      0.05                      0.05
  Net realized and unrealized gain/(loss)
    on investments                                  0.85                      4.96                     (3.15)
  Net increase/(decrease) in net asset
    value from operations                           0.96                      5.01                     (3.10)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.11)                    (0.04)                    (0.03)
  Distributions from net realized gains            (0.91)                    (0.11)                    (0.16)
  Total dividends and distributions                (1.02)                    (0.15)                    (0.19)
  Net increase in net asset value from
    redemption fees                                 --##                      --##                       --
  Net asset value, end of period                   $11.98                    $12.04                    $7.18
  TOTAL RETURN++                                   8.64%                     70.00%                   (29.98)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $126,679                  $127,609                  $47,111
  Ratio of operating expenses to average
    net assets                                    1.52%(a)                  1.55%(a)                   1.65%
  Ratio of net investment income/(loss)
    to average net assets                          0.94%                     0.44%                     0.62%
  Portfolio turnover rate                           18%                       28%                       15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.52%(a)                  1.55%(a)                   1.65%

                                                 PERIOD ENDED
  CLASS A SHARES                                  03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                      0.04
  Net realized and unrealized gain/(loss)
    on investments                                   0.45
  Net increase/(decrease) in net asset
    value from operations                            0.49
  LESS DISTRIBUTIONS:
  Dividends from net investment income               --##
  Distributions from net realized gains             (0.02)
  Total dividends and distributions                 (0.02)
  Net increase in net asset value from
    redemption fees                                   --
  Net asset value, end of period                    $10.47
  TOTAL RETURN++                                    4.92%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $26,172
  Ratio of operating expenses to average
    net assets                                    1.65%+(a)
  Ratio of net investment income/(loss)
    to average net assets                           0.41%+
  Portfolio turnover rate                            19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.88%+(a)

* Columbia Global Value Fund Class A shares commenced operations on April 16, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA GLOBAL VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS B SHARES                                  03/31/05                  03/31/04                  03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $11.86                    $7.11                     $10.40
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.02                     (0.03)                    (0.01)
  Net realized and unrealized gain/(loss)
    on investments                                  0.84                      4.89                     (3.12)
  Net increase/(decrease) in net asset
    value from operations                           0.86                      4.86                     (3.13)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.03)                      --                        --
  Distributions from net realized gains            (0.91)                    (0.11)                    (0.16)
  Total dividends and distributions                (0.94)                    (0.11)                    (0.16)
  Net increase in net asset value from
    redemption fees                                  --                       --##                       --
  Net asset value, end of period                   $11.78                    $11.86                    $7.11
  TOTAL RETURN++                                   7.85%                     68.56%                   (30.41)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $34,324                   $35,343                   $15,310
  Ratio of operating expenses to average
    net assets                                    2.27%(a)                  2.30%(a)                   2.40%
  Ratio of net investment income/(loss)
    to average net assets                          0.19%                    (0.31)%                   (0.13)%
  Portfolio turnover rate                           18%                       28%                       15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.27%(a)                  2.30%(a)                   2.40%

                                                 PERIOD ENDED
  CLASS B SHARES                                  03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     (0.03)
  Net realized and unrealized gain/(loss)
    on investments                                   0.45
  Net increase/(decrease) in net asset
    value from operations                            0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income                --
  Distributions from net realized gains             (0.02)
  Total dividends and distributions                 (0.02)
  Net increase in net asset value from
    redemption fees                                   --
  Net asset value, end of period                    $10.40
  TOTAL RETURN++                                    4.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $11,804
  Ratio of operating expenses to average
    net assets                                    2.40%+(a)
  Ratio of net investment income/(loss)
    to average net assets                          (0.34)%+
  Portfolio turnover rate                            19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.63%+(a)

* Columbia Global Value Fund Class B shares commenced operations on April 16, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA GLOBAL VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS C SHARES                                  03/31/05                  03/31/04                  03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $11.86                    $7.11                     $10.40
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.02                     (0.03)                    (0.01)
  Net realized and unrealized gain (loss)
    on investments                                  0.84                      4.89                     (3.12)
  Net increase/(decrease) in net asset
    value from operations                           0.86                      4.86                     (3.13)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.03)                      --                        --
  Distributions from net realized gains            (0.91)                    (0.11)                    (0.16)
  Total dividends and distributions                (0.94)                    (0.11)                    (0.16)
  Net increase in net asset value from
    redemption fees                                  --                       --##                       --
  Net asset value, end of period                   $11.78                    $11.86                    $7.11
  TOTAL RETURN++                                   7.84%                     68.56%                   (30.41)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $98,850                   $101,025                  $44,758
  Ratio of operating expenses to average
    net assets                                    2.27%(a)                  2.30%(a)                   2.40%
  Ratio of net investment income/(loss)
    to average net assets                          0.19%                    (0.31)%                   (0.13)%
  Portfolio turnover rate                           18%                       28%                       15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.27%(a)                  2.30%(a)                   2.40%

                                                 PERIOD ENDED
  CLASS C SHARES                                  03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     (0.03)
  Net realized and unrealized gain (loss)
    on investments                                   0.45
  Net increase/(decrease) in net asset
    value from operations                            0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income                --
  Distributions from net realized gains             (0.02)
  Total dividends and distributions                 (0.02)
  Net increase in net asset value from
    redemption fees                                   --
  Net asset value, end of period                    $10.40
  TOTAL RETURN++                                    4.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $30,914
  Ratio of operating expenses to average
    net assets                                    2.40%+(a)
  Ratio of net investment income/(loss)
    to average net assets                          (0.34)%+
  Portfolio turnover rate                            19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.63%+(a)

* Columbia Global Value Fund Class C shares commenced operations on April 16, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

COLUMBIA INTERNATIONAL VALUE FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $20.64               $11.62               $16.61               $17.26
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.23                 0.15                 0.15                 0.18
  Net realized and unrealized gain/(loss)
    on investments                               2.51                 9.04                (4.92)               (0.29)
  Net increase/(decrease) in net asset
    value from operations                        2.74                 9.19                (4.77)               (0.11)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.25)               (0.17)               (0.13)               (0.18)
  Distributions from net realized gains         (0.79)                 --                 (0.09)               (0.36)
  Total dividends and distributions             (1.04)               (0.17)               (0.22)               (0.54)
  Net increase in net asset value from
    redemption fees                              --##                 --##                  --                   --
  Net asset value, end of year                  $22.34               $20.64               $11.62               $16.61
  TOTAL RETURN++                                13.38%               79.17%              (28.97)%              (0.46)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $906,848             $792,857             $482,196             $798,587
  Ratio of operating expenses to average
    net assets                                   1.33%                1.36%                1.42%                1.44%
  Ratio of net investment income/(loss)
    to average net assets                        1.10%                0.89%                0.91%                1.11%
  Portfolio turnover rate                         --                   --                   --                   --
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.40%(a)             1.45%(b)               1.48%                1.48%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $18.77
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.27
  Net realized and unrealized gain/(loss)
    on investments                               (0.39)
  Net increase/(decrease) in net asset
    value from operations                        (0.12)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.19)
  Distributions from net realized gains          (1.20)
  Total dividends and distributions              (1.39)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $17.26
  TOTAL RETURN++                                 (0.72)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $353,646
  Ratio of operating expenses to average
    net assets                                    1.38%
  Ratio of net investment income/(loss)
    to average net assets                         1.64%
  Portfolio turnover rate                          --
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.48%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.37% for Class A shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.42% for Class A shares.

COLUMBIA INTERNATIONAL VALUE FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $20.35               $11.47               $16.39               $17.07
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.08                 0.02                 0.03                 0.07
  Net realized and unrealized gain/(loss)
    on investments                               2.45                 8.91                (4.84)               (0.30)
  Net increase/(decrease) in net asset
    value from operations                        2.53                 8.93                (4.81)               (0.23)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.09)               (0.05)               (0.02)               (0.09)
  Distributions from net realized gains         (0.79)                 --                 (0.09)               (0.36)
  Total dividends and distributions             (0.88)               (0.05)               (0.11)               (0.45)
  Net increase in net asset value from
    redemption fees                              --##                 --##                  --                   --
  Net asset value, end of year                  $22.00               $20.35               $11.47               $16.39
  TOTAL RETURN++                                12.54%               77.89%              (29.54)%              (1.16)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $111,402             $112,798              $73,283             $116,374
  Ratio of operating expenses to average
    net assets                                   2.08%                2.11%                2.17%                2.19%
  Ratio of net investment income/(loss)
    to average net assets                        0.35%                0.14%                0.16%                0.36%
  Portfolio turnover rate                         --                   --                   --                   --
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.15%(a)             2.20%(b)               2.23%                2.23%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $18.64
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.16
  Net realized and unrealized gain/(loss)
    on investments                               (0.40)
  Net increase/(decrease) in net asset
    value from operations                        (0.24)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.13)
  Distributions from net realized gains          (1.20)
  Total dividends and distributions              (1.33)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $17.07
  TOTAL RETURN++                                 (1.42)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $80,655
  Ratio of operating expenses to average
    net assets                                    2.13%
  Ratio of net investment income/(loss)
    to average net assets                         0.89%
  Portfolio turnover rate                          --
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.23%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class B shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.17% for Class B shares.

COLUMBIA INTERNATIONAL VALUE FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05              3/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $20.33               $11.46               $16.39               $17.07
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.08                 0.02                 0.02                 0.04
  Net realized and unrealized gain/(loss)
    on investments                               2.45                 8.90                (4.82)               (0.27)
  Net increase/(decrease) in net asset
    value from operations                        2.53                 8.92                (4.80)               (0.23)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.09)               (0.05)               (0.04)               (0.09)
  Distributions from net realized gains         (0.79)                 --                 (0.09)               (0.36)
  Total dividends and distributions             (0.88)               (0.05)               (0.13)               (0.45)
  Net increase in net asset value for
    redemption fees                              --##                 --##                  --                   --
  Net asset value, end of year                  $21.98               $20.33               $11.46               $16.39
  TOTAL RETURN++                                12.54%               77.85%              (29.52)%              (1.16)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $162,797             $170,702             $113,594             $149,979
  Ratio of operating expenses to average
    net assets                                   2.08%                2.11%                2.17%                2.19%
  Ratio of net investment income/(loss)
    to average net assets                        0.35%                0.14%                0.16%                0.36%
  Portfolio turnover rate                         --                   --                   --                   --
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.15%(a)             2.20%(b)               2.23%                2.23%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $18.65
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.16
  Net realized and unrealized gain/(loss)
    on investments                               (0.41)
  Net increase/(decrease) in net asset
    value from operations                        (0.25)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.13)
  Distributions from net realized gains          (1.20)
  Total dividends and distributions              (1.33)
  Net increase in net asset value for
    redemption fees                                --
  Net asset value, end of year                   $17.07
  TOTAL RETURN++                                 (1.45)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $48,784
  Ratio of operating expenses to average
    net assets                                    2.13%
  Ratio of net investment income/(loss)
    to average net assets                         0.89%
  Portfolio turnover rate                          --
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.23%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class C shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.17% for Class C shares.

COLUMBIA MULTI-ADVISOR
INTERNATIONAL EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03*            03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $12.00                $7.93               $10.30               $10.95
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.13                 0.08                 0.08                 0.06
  Net realized and unrealized gain/(loss)
    on investments                               1.18                 4.09                (2.47)               (0.71)
  Net increase/(decrease) in net asset
    value from operations                        1.31                 4.17                (2.39)               (0.65)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.01)               (0.10)               (0.04)                 --
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.01)               (0.10)               (0.04)                 --
  Net increase in net asset value from
    redemption fees                              --##                 --##                 $0.06                 --
  Net asset value, end of year                  $13.30               $12.00                $7.93               $10.30
  TOTAL RETURN++                                10.88%               52.71%              (22.71)%              (5.94)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $28,527              $27,396              $18,870              $30,067
  Ratio of operating expenses to average
    net assets                                1.26%(a)(c)        1.37%(a)(b)(c)            1.43%                1.41%
  Ratio of net investment income/(loss)
    to average net assets                        1.01%                0.74%                0.85%                0.63%
  Portfolio turnover rate                        153%                  86%                100%+++              85%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    1.38%(a)(d)          1.40%(a)(f)             1.43%                1.41%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.07
  Net realized and unrealized gain/(loss)
    on investments                               (4.38)
  Net increase/(decrease) in net asset
    value from operations                        (4.31)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.09)
  Distributions from net realized gains          (1.16)
  Total dividends and distributions              (1.25)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $10.95
  TOTAL RETURN++                                (27.54)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $46,770
  Ratio of operating expenses to average
    net assets                                    1.40%
  Ratio of net investment income/(loss)
    to average net assets                         0.64%
  Portfolio turnover rate                        92%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.41%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Multi-Advisor International Equity Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Rate represents Columbia Multi-Advisor International Equity Master
Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.35% for Class A shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.38% for Class A shares.

COLUMBIA MULTI-ADVISOR
INTERNATIONAL EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03*            03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.30                $7.50                $9.87               $10.56
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.03                 --##                 0.02                (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               1.11                 3.85                (2.38)               (0.68)
  Net increase/(decrease) in net asset
    value from operation                         1.14                 3.85                (2.36)               (0.69)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                 (0.05)               (0.01)                 --
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions               --                 (0.05)               (0.01)                 --
  Net increase in net asset value from
    redemption fees                              --##                 --##                 --##                  --
  Net asset value, end of year                  $12.44               $11.30                $7.50                $9.87
  TOTAL RETURN++                                10.09%               51.39%              (23.96)%              (6.53)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $9,976               $9,956               $7,068               $14,408
  Ratio of operating expenses to average
    net assets                                2.01%(a)(c)        2.12%(a)(b)(c)            2.18%                2.16%
  Ratio of net investment income/(loss)
    to average net assets                        0.26%               (0.01)%               0.10%               (0.12)%
  Portfolio turnover rate                        153%                  86%                100%+++              85%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    2.13%(a)(d)          2.15%(a)(e)             2.18%                2.16%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.06
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                    --
  Net realized and unrealized gain/(loss)
    on investments                               (4.27)
  Net increase/(decrease) in net asset
    value from operation                         (4.27)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.07)
  Distributions from net realized gains          (1.16)
  Total dividends and distributions              (1.23)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $10.56
  TOTAL RETURN++                                (28.11)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $20,747
  Ratio of operating expenses to average
    net assets                                    2.15%
  Ratio of net investment income/(loss)
    to average net assets                        (0.11)%
  Portfolio turnover rate                        92%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.16%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Multi-Advisor International Equity Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Rate represents Columbia Multi-Advisor International Equity Master
Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.10% for Class B shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.13% for Class B shares.

COLUMBIA MULTI-ADVISOR
INTERNATIONAL EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03*            03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.20                $7.43                $9.63               $10.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.03                 --##                 0.01                (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               1.09                 3.82                (2.33)               (0.66)
  Net increase/(decrease) in net asset
    value from operations                        1.12                 3.82                (2.32)               (0.67)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                 (0.05)               (0.01)                 --
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions               --                 (0.05)               (0.01)                 --
  Net increase in net asset value from
    redemption fees                              --##                 --##                 0.13                  --
  Net asset value, end of year                  $12.32               $11.20                $7.43                $9.63
  TOTAL RETURN++                                10.00%               51.43%              (22.78)%              (6.50)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $2,563               $1,867               $1,249               $1,245
  Ratio of operating expenses to average
    net assets                                2.01%(a)(c)        2.12%(a)(b)(c)            2.18%                2.16%
  Ratio of net investment income/(loss)
    to average net assets                        0.26%               (0.01)%               0.10%               (0.12)%
  Portfolio turnover rate                        153%                  86%                100%+++              85%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    2.13%(a)(d)          2.15%(a)(e)             2.18%                2.16%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.72
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.02)
  Net realized and unrealized gain/(loss)
    on investments                               (4.17)
  Net increase/(decrease) in net asset
    value from operations                        (4.19)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.07)
  Distributions from net realized gains          (1.16)
  Total dividends and distributions              (1.23)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $10.30
  TOTAL RETURN++                                (28.22)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,166
  Ratio of operating expenses to average
    net assets                                    2.15%
  Ratio of net investment income/(loss)
    to average net assets                        (0.11)%
  Portfolio turnover rate                        92%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.16%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Multi-Advisor International Equity Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Rate represents Columbia Multi-Advisor International Equity Master
Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.10% for Class C shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.13% for Class C shares.

COLUMBIA MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $11.05                $6.93                $8.32                $8.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.05                 --##                 0.01                (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               0.51                 4.20                (1.40)                0.32
  Net increase/(decrease) in net asset
    value from operations                        0.56                 4.20                (1.39)                0.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.04)                 --                   --                   --
  Distributions from net realized gains         (0.16)               (0.08)                 --                   --
  Total dividends and distributions             (0.20)               (0.08)                 --                   --
  Net increase in net asset value from
    redemption fees                              --##                 --##                  --                   --
  Net asset value, end of period                $11.41               $11.05                $6.93                $8.32
  TOTAL RETURN++                                 5.24%               60.87%              (16.71)%               3.87%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $52,794              $19,785              $2,272               $1,526
  Ratio of operating expenses to average
    net assets                                 1.37%(a)             1.42%(a)             1.73%(a)            1.67%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.47%               (0.04)%               0.33%               (0.33)%
  Portfolio turnover rate                        165%                 121%                 193%                 307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.37%(a)             1.42%(a)             2.05%(a)             4.27%(a)

                                              PERIOD ENDED
  CLASS A SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               (1.98)
  Net increase/(decrease) in net asset
    value from operations                        (1.99)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of period                  $8.01
  TOTAL RETURN++                                (19.90)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $2,797
  Ratio of operating expenses to average
    net assets                                   1.72%+
  Ratio of net investment income/(loss)
    to average net assets                       (0.13)%+
  Portfolio turnover rate                         442%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       6.53%+

* Columbia Marsico International Opportunities Fund Class A shares commenced operations on August 1, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
  CLASS B SHARES                              03/31/05           03/31/04           03/31/03           03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $10.75              $6.79              $8.22              $7.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                (0.03)             (0.07)             (0.04)             (0.07)
  Net realized and unrealized gain/(loss)
    on investments                              0.49               4.11              (1.39)              0.32
  Net increase/(decrease) in net asset
    value from operations                       0.46               4.04              (1.43)              0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income           --                 --                 --                 --
  Distributions from net realized gains        (0.16)             (0.08)               --                 --
  Total dividends and distributions            (0.16)             (0.08)               --                 --
  Net increase in net asset value from
    redemption fees                             --##               --##                --                 --
  Net asset value, end of period               $11.05             $10.75              $6.79              $8.22
  TOTAL RETURN++                                4.45%             59.77%            (17.40)%             3.14%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $16,618            $8,905             $2,782             $1,951
  Ratio of operating expenses to average
    net assets                                2.12%(a)           2.17%(a)           2.48%(a)          2.42%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                      (0.28)%            (0.79)%            (0.42)%            (1.08)%
  Portfolio turnover rate                       165%               121%               193%               307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    2.12%(a)           2.17%(a)           2.80%(a)           5.02%(a)

                                             PERIOD ENDED
  CLASS B SHARES                               03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.08)
  Net realized and unrealized gain/(loss)
    on investments                              (1.95)
  Net increase/(decrease) in net asset
    value from operations                       (2.03)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --
  Distributions from net realized gains           --
  Total dividends and distributions               --
  Net increase in net asset value from
    redemption fees                               --
  Net asset value, end of period                 $7.97
  TOTAL RETURN++                               (20.30)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $2,031
  Ratio of operating expenses to average
    net assets                                  2.47%+
  Ratio of net investment income/(loss)
    to average net assets                      (0.88)%+
  Portfolio turnover rate                        442%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      7.28%+

* Columbia Marsico International Opportunities Fund Class B shares commenced operations on August 1, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                                3/31/05              3/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $10.75                $6.80                $8.22                $7.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.03)               (0.07)               (0.05)               (0.07)
  Net realized and unrealized gain/(loss)
   on investments                                0.49                 4.10                (1.37)                0.32
  Net increase/(decrease) in net asset
   value from operations                         0.46                 4.03                (1.42)                0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                   --                   --                   --
  Distributions from net realized gains         (0.16)               (0.08)                 --                   --
  Total dividends and distributions             (0.16)               (0.08)                 --                   --
  Net increase in net asset value from
   redemption fees                               --##                 --##                  --                   --
  Net asset value, end of period                $11.05               $10.75                $6.80                $8.22
  TOTAL RETURN++                                 4.45%               59.53%              (17.27)%               3.14%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $19,530              $8,331                $869                 $869
  Ratio of operating expenses to average
   net assets                                  2.12%(a)             2.17%(a)             2.48%(a)            2.42%(a)(b)
  Ratio of net investment income/(loss)
   to average net assets                        (0.28)%              (0.79)%              (0.42)%              (1.08)%
  Portfolio turnover rate                        165%                 121%                 193%                 307%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                      2.12%(a)             2.17%(a)             2.80%(a)             5.02%(a)

                                              PERIOD ENDED
  CLASS C SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.09)
  Net realized and unrealized gain/(loss)
   on investments                                (1.94)
  Net increase/(decrease) in net asset
   value from operations                         (2.03)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
   redemption fees                                 --
  Net asset value, end of period                  $7.97
  TOTAL RETURN++                                (20.30)%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $974
  Ratio of operating expenses to average
   net assets                                    2.47%+
  Ratio of net investment income/(loss)
   to average net assets                        (0.88)%+
  Portfolio turnover rate                         442%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                        7.28%+

* Columbia Marsico International Opportunities Fund Class C shares commenced operations on August 1, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

COLUMBIA GLOBAL VALUE FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.49%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.51%            $ 9,755.82      $  717.90
       2           10.25%            $10,391.06              7.14%            $10,098.25      $  147.91
       3           15.76%            $10,910.62             10.90%            $10,452.70      $  153.10
       4           21.55%            $11,456.15             14.80%            $10,819.58      $  158.48
       5           27.63%            $12,028.95             18.83%            $11,199.35      $  164.04
       6           34.01%            $12,630.40             23.00%            $11,592.45      $  169.80
       7           40.71%            $13,261.92             27.31%            $11,999.34      $  175.76
       8           47.75%            $13,925.02             31.78%            $12,420.52      $  181.93
       9           55.13%            $14,621.27             36.41%            $12,856.48      $  188.31
      10           62.89%            $15,352.33             41.20%            $13,307.74      $  194.92
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,882.74
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,252.16

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA GLOBAL VALUE FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.24%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.76%            $10,276.00      $  227.09
       2           10.25%            $11,025.00              5.60%            $10,559.62      $  233.36
       3           15.76%            $11,576.25              8.51%            $10,851.06      $  239.80
       4           21.55%            $12,155.06             11.51%            $11,150.55      $  246.42
       5           27.63%            $12,762.82             14.58%            $11,458.31      $  253.22
       6           34.01%            $13,400.96             17.75%            $11,774.56      $  260.21
       7           40.71%            $14,071.00             21.00%            $12,099.53      $  267.39
       8           47.75%            $14,774.55             24.33%            $12,433.48      $  274.77
       9           55.13%            $15,513.28             28.70%            $12,869.90      $  188.51
      10           62.89%            $16,288.95             33.22%            $13,321.63      $  195.13
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,321.63
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,385.89

COLUMBIA GLOBAL VALUE FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.24%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.76%            $10,276.00      $  227.09
       2           10.25%            $11,025.00              5.60%            $10,559.62      $  233.36
       3           15.76%            $11,576.25              8.51%            $10,851.06      $  239.80
       4           21.55%            $12,155.06             11.51%            $11,150.55      $  246.42
       5           27.63%            $12,762.82             14.58%            $11,458.31      $  253.22
       6           34.01%            $13,400.96             17.75%            $11,774.56      $  260.21
       7           40.71%            $14,071.00             21.00%            $12,099.53      $  267.39
       8           47.75%            $14,774.55             24.33%            $12,433.48      $  274.77
       9           55.13%            $15,513.28             27.77%            $12,776.65      $  282.35
      10           62.89%            $16,288.95             31.29%            $13,129.28      $  290.15
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,129.28
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,574.75

COLUMBIA INTERNATIONAL VALUE FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.26%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.74%            $ 9,777.50      $  695.98
       2           10.25%            $10,391.06              7.62%            $10,143.17      $  125.50
       3           15.76%            $10,910.62             11.64%            $10,522.53      $  130.19
       4           21.55%            $11,456.15             15.82%            $10,916.07      $  135.06
       5           27.63%            $12,028.95             20.15%            $11,324.33      $  140.11
       6           34.01%            $12,630.40             24.65%            $11,747.86      $  145.35
       7           40.71%            $13,261.92             29.31%            $12,187.23      $  150.79
       8           47.75%            $13,925.02             34.14%            $12,643.03      $  156.43
       9           55.13%            $14,621.27             39.16%            $13,115.88      $  162.28
      10           62.89%            $15,352.33             44.37%            $13,606.42      $  168.35
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,181.42
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,010.06

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA INTERNATIONAL VALUE FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.01%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.99%            $10,299.00      $  204.00
       2           10.25%            $11,025.00              6.07%            $10,606.94      $  210.10
       3           15.76%            $11,576.25              9.24%            $10,924.09      $  216.39
       4           21.55%            $12,155.06             12.51%            $11,250.72      $  222.86
       5           27.63%            $12,762.82             15.87%            $11,587.11      $  229.52
       6           34.01%            $13,400.96             19.34%            $11,933.57      $  236.38
       7           40.71%            $14,071.00             22.90%            $12,290.38      $  243.45
       8           47.75%            $14,774.55             26.58%            $12,657.87      $  250.73
       9           55.13%            $15,513.28             31.31%            $13,131.27      $  162.47
      10           62.89%            $16,288.95             36.22%            $13,622.38      $  168.55
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,622.38
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,144.46

COLUMBIA INTERNATIONAL VALUE FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.01%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.99%            $10,299.00      $  204.00
       2           10.25%            $11,025.00              6.07%            $10,606.94      $  210.10
       3           15.76%            $11,576.25              9.24%            $10,924.09      $  216.39
       4           21.55%            $12,155.06             12.51%            $11,250.72      $  222.86
       5           27.63%            $12,762.82             15.87%            $11,587.11      $  229.52
       6           34.01%            $13,400.96             19.34%            $11,933.57      $  236.38
       7           40.71%            $14,071.00             22.90%            $12,290.38      $  243.45
       8           47.75%            $14,774.55             26.58%            $12,657.87      $  250.73
       9           55.13%            $15,513.28             30.36%            $13,036.34      $  258.23
      10           62.89%            $16,288.95             34.26%            $13,426.12      $  265.95
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,426.12
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,337.61

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.22%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND     END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES        FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.78%            $ 9,781.27      $  692.16
       2           10.25%            $10,391.06              7.70%            $10,151.00      $  121.59
       3           15.76%            $10,910.62             11.77%            $10,534.70      $  126.18
       4           21.55%            $11,456.15             16.00%            $10,932.92      $  130.95
       5           27.63%            $12,028.95             20.38%            $11,346.18      $  135.90
       6           34.01%            $12,630.40             24.93%            $11,775.07      $  141.04
       7           40.71%            $13,261.92             29.66%            $12,220.16      $  146.37
       8           47.75%            $13,925.02             34.56%            $12,682.09      $  151.90
       9           55.13%            $14,621.27             39.64%            $13,161.47      $  157.65
      10           62.89%            $15,352.33             44.92%            $13,658.97      $  163.60
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,233.97
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,967.35

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.97%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.03%            $10,303.00      $  199.98
       2           10.25%            $11,025.00             6.15%            $10,615.18      $  206.04
       3           15.76%            $11,576.25             9.37%            $10,936.82      $  212.29
       4           21.55%            $12,155.06            12.68%            $11,268.21      $  218.72
       5           27.63%            $12,762.82            16.10%            $11,609.63      $  225.35
       6           34.01%            $13,400.96            19.61%            $11,961.41      $  232.17
       7           40.71%            $14,071.00            23.24%            $12,323.84      $  239.21
       8           47.75%            $14,774.55            26.97%            $12,697.25      $  246.46
       9           55.13%            $15,513.28            31.77%            $13,177.20      $  157.83
      10           62.89%            $16,288.95            36.75%            $13,675.30      $  163.80
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,675.30
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,101.86

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.97%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.03%            $10,303.00      $  199.98
       2           10.25%            $11,025.00              6.15%            $10,615.18      $  206.04
       3           15.76%            $11,576.25              9.37%            $10,936.82      $  212.29
       4           21.55%            $12,155.06             12.68%            $11,268.21      $  218.72
       5           27.63%            $12,762.82             16.10%            $11,609.63      $  225.35
       6           34.01%            $13,400.96             19.61%            $11,961.41      $  232.17
       7           40.71%            $14,071.00             23.24%            $12,323.84      $  239.21
       8           47.75%            $14,774.55             26.97%            $12,697.25      $  246.46
       9           55.13%            $15,513.28             30.82%            $13,081.97      $  253.93
      10           62.89%            $16,288.95             34.78%            $13,478.36      $  261.62
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,478.36
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,295.77

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.37%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.63%            $ 9,767.13      $  706.47
       2           10.25%            $10,391.06              7.39%            $10,121.67      $  136.24
       3           15.76%            $10,910.62             11.29%            $10,489.09      $  141.18
       4           21.55%            $11,456.15             15.33%            $10,869.85      $  146.31
       5           27.63%            $12,028.95             19.52%            $11,264.42      $  151.62
       6           34.01%            $12,630.40             23.85%            $11,673.32      $  157.12
       7           40.71%            $13,261.92             28.35%            $12,097.06      $  162.83
       8           47.75%            $13,925.02             33.01%            $12,536.18      $  168.74
       9           55.13%            $14,621.27             37.84%            $12,991.25      $  174.86
      10           62.89%            $15,352.33             42.84%            $13,462.83      $  181.21
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,037.83
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,126.58

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.12%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.88%            $10,288.00      $  215.05
       2           10.25%            $11,025.00              5.84%            $10,584.29      $  221.25
       3           15.76%            $11,576.25              8.89%            $10,889.12      $  227.62
       4           21.55%            $12,155.06             12.03%            $11,202.73      $  234.17
       5           27.63%            $12,762.82             15.25%            $11,525.37      $  240.92
       6           34.01%            $13,400.96             18.57%            $11,857.30      $  247.86
       7           40.71%            $14,071.00             21.99%            $12,198.79      $  254.99
       8           47.75%            $14,774.55             25.50%            $12,550.11      $  262.34
       9           55.13%            $15,513.28             30.06%            $13,005.68      $  175.06
      10           62.89%            $16,288.95             34.78%            $13,477.79      $  181.41
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,477.79
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,260.67

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.12%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.88%            $10,288.00      $  215.05
       2           10.25%            $11,025.00              5.84%            $10,584.29      $  221.25
       3           15.76%            $11,576.25              8.89%            $10,889.12      $  227.62
       4           21.55%            $12,155.06             12.03%            $11,202.73      $  234.17
       5           27.63%            $12,762.82             15.25%            $11,525.37      $  240.92
       6           34.01%            $13,400.96             18.57%            $11,857.30      $  247.86
       7           40.71%            $14,071.00             21.99%            $12,198.79      $  254.99
       8           47.75%            $14,774.55             25.50%            $12,550.11      $  262.34
       9           55.13%            $15,513.28             29.12%            $12,911.56      $  269.89
      10           62.89%            $16,288.95             32.83%            $13,283.41      $  277.67
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,283.41
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,451.76

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

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.



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COMMON STOCK -- a security that represents part equity ownership in a company.
Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match, buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.



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FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



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LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.



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

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 (1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400 (1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600 (1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.



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(1)"Standard and Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500",
   "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

[GRAPHIC]
COLUMBIA MANAGEMENT(R)


WHERE TO FIND MORE INFORMATION

You'll find more information about Columbia Funds International/Global Stock Funds in the following documents:


ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

 By telephone:
 1.800.345.6611

 By mail:
 COLUMBIA FUNDS
 C/O COLUMBIA FUNDS SERVICES
 P.O. BOX 8081
 BOSTON, MA 02266-8081

 On the Internet:
 WWW.COLUMBIAFUNDS.COM

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[GRAPHIC]
SEC FILE NUMBER: 811-09645
COLUMBIA FUNDS SERIES TRUST

PRO-36/91458-1005

COLUMBIA MANAGEMENT(R)

                                    Stock Funds

                                    Prospectus -- Class A, B and C Shares

                                    November 1, 2005


                                    Columbia Convertible Securities Fund
                                    (formerly, Nations Convertible Securities
                                    Fund)

                                    Columbia Asset Allocation Fund II
                                    (formerly, Nations Asset Allocation Fund)

                                    Columbia Large Cap Value Fund
                                    (formerly, Nations Value Fund)

                                    Columbia Mid Cap Value Fund
                                    (formerly, Nations MidCap Value Fund)

                                    Columbia Large Cap Core Fund
                                    (formerly, Nations Strategic Growth Fund)

                                    Columbia Marsico Growth Fund
                                    (formerly, Nations Marsico Growth Fund)

                                    Columbia Marsico Focused Equities Fund
                                    (formerly, Nations Marsico Focused Equities
                                    Fund)

                                    Columbia Marsico Mid Cap Growth Fund
                                    (formerly, Nations Marsico MidCap Growth
                                    Fund)

                                    Columbia Marsico 21st Century Fund
                                    (formerly, Nations Marsico 21st Century
                                    Fund)

                                    Columbia Small Cap Value Fund II
                                    (formerly, Nations SmallCap Value Fund)

                                    Columbia Small Cap Growth Fund II
                                    (formerly, Nations Small Company Fund)


                                    THE SECURITIES AND EXCHANGE COMMISSION (SEC)
                                    HAS NOT APPROVED OR DISAPPROVED THESE
                                    SECURITIES OR DETERMINED IF THIS PROSPECTUS
                                    IS TRUTHFUL OR COMPLETE.

                                    ANY REPRESENTATION TO THE CONTRARY IS A
                                    CRIMINAL OFFENSE.




                    MAY LOSE VALUE
 NOT FDIC-INSURED
                   NO BANK GUARANTEE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 156.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Funds Stock Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

Stock Funds invest primarily in equity securities of U.S. companies. Within the Stock Funds category is Columbia Asset Allocation Fund II. This Fund invests in a mix of equity and fixed income securities, as well as money market instruments.

The Funds also have different risk/return characteristics because they invest in different kinds of securities and have varying investments strategies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk.

Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

Money market instruments include short-term debt securities that are government issued or guaranteed or have relatively low risk. Over time, the return on these investments may be lower than the return on other kinds of investments.

In every case, there's a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

Columbia Asset Allocation Fund II invests in a mix of equity and fixed income securities, as well as money market instruments. It may be suitable for you if:

  - you're looking for both long-term growth and income

  - you want a diversified portfolio in a single mutual fund

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 6.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. THE ADVISER AND COLUMBIA FUNDS HAVE ENGAGED A SUB-ADVISER, WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR CERTAIN FUNDS.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE SUB-ADVISER STARTING ON PAGE 76.

--------------------------------------------------------------------------------


COLUMBIA CONVERTIBLE SECURITIES FUND                             6
------------------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND II                               12
------------------------------------------------------------------
COLUMBIA LARGE CAP VALUE FUND                                   19
------------------------------------------------------------------
COLUMBIA MID CAP VALUE FUND                                     25
------------------------------------------------------------------
COLUMBIA LARGE CAP CORE FUND                                    31
------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND                                    37
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
COLUMBIA MARSICO FOCUSED EQUITIES FUND                          43
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
COLUMBIA MARSICO MID CAP GROWTH FUND                            49
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
COLUMBIA MARSICO 21ST CENTURY FUND                              55
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND II                                61
------------------------------------------------------------------
COLUMBIA SMALL CAP GROWTH FUND II                               67
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     73
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       76

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        82
     About Class A shares                                       83
        Front-end sales charge                                  83
        Contingent deferred sales charge                        84
     About Class B shares                                       85
        Contingent deferred sales charge                        85
     About Class C shares                                       86
        Contingent deferred sales charge                        86
     When you might not have to pay a sales charge              87
  Buying, selling and exchanging shares                         92
     How orders are processed                                   96
  How selling and servicing agents are paid                    102
  Distributions and taxes                                      104
  Legal matters                                                107
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           108
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION           138
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                  156
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S INCOME STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 76.

WHAT ARE CONVERTIBLE SECURITIES?

CONVERTIBLE SECURITIES, WHICH INCLUDE CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCKS, CAN BE EXCHANGED FOR COMMON STOCK AT A SPECIFIED RATE. THE COMMON STOCK IT CONVERTS TO IS CALLED THE "UNDERLYING" COMMON STOCK.

CONVERTIBLE SECURITIES TYPICALLY:

  - HAVE HIGHER INCOME POTENTIAL THAN THE UNDERLYING COMMON STOCK

  - ARE AFFECTED LESS BY CHANGES IN THE STOCK MARKET THAN THE UNDERLYING COMMON STOCK

  - HAVE THE POTENTIAL TO INCREASE IN VALUE IF THE VALUE OF THE UNDERLYING COMMON STOCK INCREASES

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in convertible securities. The Fund may also invest in common stocks. Most convertible securities are issued by U.S. issuers. The Fund may invest up to 15%
                   of its assets in Eurodollar convertible securities.

The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

The Fund may invest directly in equity securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn. The Fund may sell common stocks short (short-selling) against positions in which the Fund has directly invested in convertible securities with no more than 10% of its assets.

When identifying individual investments, the team evaluates a number of factors, including:

  - the issuer's financial strength and revenue outlook

  - earnings trends, including changes in earnings estimates

  - the security's conversion feature and other characteristics

The team tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         With limited exceptions, the Fund will no longer accept new investors at the time that the Fund's total assets under management reach $2 billion. Following the closing date, any investors that maintain an investment in the Fund will continue to be able to purchase additional shares of the Fund; however, in the event that an order to purchase shares is received after the closing date from a potential investor that does not already hold shares of the Fund, the order will be refused and any money that the Fund has received will be returned to the investor or their selling agent, as appropriate. Retirement plans and certain investment funds managed by the Adviser including the Columbia LifeGoal
                   Portfolios and Future Scholar program, that currently offer or employ the Fund as an investment option will continue to be able to purchase or offer shares of the Fund after the closing date.
                   Columbia Convertible Securities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses convertible securities that it believes have the potential for long-term growth in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INTEREST RATE RISK -- Certain of the convertible securities in which the Fund invests are fixed income securities. The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

      - SHORT SELLING RISK -- In order to short sell a common stock, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Therefore, the Fund bears the risk that the price of the security at the time of replacement has not moved in the direction that was originally predicted. There also is a risk that the Fund may experience difficulty purchasing the security necessary for replacement if the security does not have a liquid market at the time that the replacement must occur or that an event may occur to the security underlying the short position that makes the short position worthless or lose value.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               24.11%   19.45%   21.96%    6.58%   26.76%   14.86%   -7.90%   -9.63%   25.95%   10.85%



               *Year-to-date return as of June 30, 2005: -2.52%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           17.39%
         WORST: 3RD QUARTER 2002:         -10.59%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Merrill Lynch All Convertibles All Qualities Index, a widely used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                          1 YEAR   5 YEARS   10 YEARS
         CLASS A SHARES RETURNS BEFORE TAXES              4.48%     4.69%     11.88%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  3.45%     2.21%      8.72%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          3.16%     2.54%      8.48%



         CLASS B SHARES RETURNS BEFORE TAXES              5.09%     4.86%      --*



         CLASS C SHARES RETURNS BEFORE TAXES              9.05%     5.16%      --*



         MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES
           INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                             9.61%     1.85%     11.15%




      *THE INCEPTION DATES OF CLASS B SHARES AND CLASS C SHARES ARE JULY 15,
       1998 AND OCTOBER 21, 1996, RESPECTIVELY, THEREFORE THOSE SHARE CLASSES DO NOT HAVE 10 YEARS RETURNS.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 N/A(1)     5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                               0.77%     0.77%     0.77%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses                                   0.07%     0.07%     0.07%
                                                           -----     -----     -----



         Total annual Fund operating expenses             1.09%     1.84%     1.84%
                                                           =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.60% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.65% for assets up to $500 million; 0.60% for assets in excess of $500 million and up to $1 billion; 0.55% for assets in excess of $1 billion and up to $1.5 billion; and 0.50% for assets in excess of $1.5 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $680     $902     $1,141     $1,827



         CLASS B SHARES                          $687     $879     $1,195     $1,962



         CLASS C SHARES                          $287     $579       $995     $2,159

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $187     $579      $995      $1,962



         CLASS C SHARES                          $187     $579      $995      $2,159

COLUMBIA ASSET ALLOCATION FUND II

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE EQUITY PORTION OF THE FUND. LEONARD APLET AND RICHARD CUTTS OF THE ADVISER MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS STARTING ON PAGE 76.

WHAT IS AN ASSET ALLOCATION FUND?

THIS ASSET ALLOCATION FUND INVESTS IN A MIX OF EQUITY AND FIXED INCOME SECURITIES, AND CASH EQUIVALENTS.

EACH OF THESE "ASSET CLASSES" HAS DIFFERENT RISK/RETURN CHARACTERISTICS. THE PORTFOLIO MANAGERS CHANGES THE MIX BASED ON THEIR ASSESSMENT OF THE EXPECTED RISKS AND RETURNS OF EACH CLASS.

ASSET ALLOCATION FUNDS LIKE THIS ONE CAN PROVIDE A DIVERSIFIED ASSET MIX FOR YOU IN A SINGLE INVESTMENT.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

The portfolio managers use asset allocation and active security selection as its principal investment approach. The portfolio managers actively allocate assets among the three asset classes based on its assessment of the expected risks and returns of each class.

The equity securities the Fund invests in are primarily common stocks of medium and large-sized companies whose market capitalizations typically are at least $1 billion and that are believed to have potential for long-term growth.

In selecting investments for the equity portion of the Fund, the team uses quantitative analysis to evaluate the attractiveness of each potential investment generally selected from the universe of companies included in the Russell 1000 Index. The team may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The fixed income securities the Fund invests in are primarily investment grade bonds and notes. The Fund may invest up to 10% of its total assets in high yield debt securities which are often referred to as "junk bonds". The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

In the fixed income portion of its portfolio, the Fund may also engage in repurchase, reverse purchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options, and other derivative instruments to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in an underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The portfolio managers may sell a security when the Fund's asset allocation changes, if there is a deterioration in the issuer's financial situation, when the portfolio managers believe other investments are more attractive, or for other reasons.

The portfolio managers may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the portfolio managers:

  - may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The portfolio managers will only use this strategy when it is believed to be in the best interest of the Fund to do so and may sell other shares when appropriate

While the Fund may try to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Asset Allocation Fund II has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio managers use an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the portfolio managers expects, or will fall in value.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INTEREST RATE RISK -- The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio managers are not required to utilize derivatives to reduce risks.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INVESTMENT IN ANOTHER COLUMBIA FUND -- The Fund may pursue its fixed income securities strategy by investing in Columbia Total Return Bond Fund. The Adviser and its affiliates are entitled to receive fees from Columbia Total Return Bond Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Columbia Asset Allocation Fund II for services provided directly. Accordingly, shareholders may pay additional fees, unless such fees are waived, because of the Fund's investment in another Fund. The Adviser and its affiliates may waive fees which they are entitled to receive from Columbia Total Return Bond Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

EFFECTIVE JANUARY 1, 2002, THE ADVISER'S GROWTH STRATEGIES TEAM REPLACED CHICAGO EQUITY PARTNERS, LLC (CHICAGO EQUITY) AS THE TEAM RESPONSIBLE FOR THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE EQUITY PORTION OF THE FUND. THE ADVISER HAS A DIFFERENT EQUITY INVESTMENT STYLE THAN CHICAGO EQUITY.

EFFECTIVE DECEMBER 31, 2002, THE FUND'S PRINCIPAL INVESTMENT STRATEGIES WERE MODIFIED AND THE ADVISER'S QUANTITATIVE STRATEGIES TEAM TOOK OVER THE DAY-TO-DAY PORTFOLIO MANAGEMENT OF THE EQUITY PORTION OF THE FUND.

EFFECTIVE NOVEMBER 17, 2004, LEONARD APLET AND RICHARD CUTTS REPLACED THE ADVISER'S FIXED INCOME MANAGEMENT TEAM AS THE PORTFOLIO MANAGERS RESPONSIBLE FOR THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE FUND.

--------------------------------------------------------------------------------


(BARCHART GRAPHIC) A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               26.90%   15.66%   21.37%   21.09%   11.11%   -0.75%   -6.57%   -15.15%  19.68%    8.27%



               *Year-to-date return as of June 30, 2005: 1.02%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           12.77%
         WORST: 2ND QUARTER 2002:          -8.69%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell 1000 Index and the Lehman Brothers U.S. Aggregate Index. The Russell 1000 Index is an unmanaged index comprised of the 1,000 largest stocks in the Russell 3000 Index. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/ Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                               1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    2.04%   -0.80%      8.70%     7.78%



         CLASS A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                     1.78%   -1.59%      7.04%     6.17%



         CLASS A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               1.58%   -1.07%      6.71%     5.90%



         CLASS B SHARES RETURNS BEFORE TAXES    2.50%   -0.75%      N/A       1.98%



         CLASS C SHARES RETURNS BEFORE TAXES    6.51%   -0.39%      N/A       5.86%



         RUSSELL 1000 INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                              11.40%   -1.76%     12.16%    10.95%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                   4.34%    7.71%      7.72%     6.66%




      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE JANUARY 18, 1994, JULY 15, 1998 AND NOVEMBER 11, 1996, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF CLASS A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 N/A(1)     5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                               0.72%     0.72%     0.72%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses                                   0.28%     0.28%     0.28%
                                                           -----     -----     -----



         Total annual Fund operating expenses             1.25%     2.00%     2.00%
                                                           -----     -----     -----




      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARES
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.60% and an administration fee of 0.12%.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $695     $949     $1,222     $1,999



         CLASS B SHARES                          $703     $927     $1,278     $2,134



         CLASS C SHARES                          $303     $627     $1,078     $2,327

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $203     $627     $1,078     $2,134



         CLASS C SHARES                          $203     $627     $1,078     $2,327

COLUMBIA LARGE CAP VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 76.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT REDUCED PRICES, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the Russell 1000 Value Index (currently between $859 million and $367.5 billion) at the time of purchase. It generally invests in companies in a broad range of industries with market capitalizations of at least
                   $1 billion and daily trading volumes of at least $3 million. The Fund may also invest up to 20% of its assets in foreign securities. The Fund may also invest in real estate investment trusts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three-pronged approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Large Cap Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               35.78%   20.85%   26.30%   17.14%    0.99%    3.66%   -7.45%   -19.32%  31.22%   13.37%



               *Year-to-date return as of June 30, 2005: 1.99%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           19.39%
         WORST: 3RD QUARTER 2002:         -20.50%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                              1 YEAR    5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    6.84%    1.65%     10.28%     9.98%



         CLASS A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                     6.64%    0.04%      7.83%     7.78%



         CLASS A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               4.68%    0.81%      7.98%     7.80%



         CLASS B SHARES RETURNS BEFORE TAXES    7.45%    1.79%     10.15%     9.25%



         CLASS C SHARES RETURNS BEFORE TAXES   11.49%    2.08%     10.22%     9.65%



         RUSSELL 1000 VALUE INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                           16.49%    5.27%     13.83%    11.72%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE DECEMBER 6, 1989, JUNE 7, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM NOVEMBER 30, 1989.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)    5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                              0.72%     0.72%     0.72%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.05%     0.05%     0.05%
                                                          -----     -----     -----



         Total annual Fund operating expenses            1.02%     1.77%     1.77%
                                                          -----     -----     -----



         Fee waivers                                    (0.01)%   (0.01)%   (0.01)%
                                                          -----     -----     -----



         Total net expenses(6)                           1.01%     1.76%     1.76%
                                                          =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.55% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows; 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1 billion; 0.50% for assets in excess of $1 billion and up to $1.5 billion; 0.45% for assets in excess of $1.5 billion and up to $3 billion; 0.43% for assets in excess of $3 billion and up to $6 billion; and 0.41% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2006. The figures shown here are after waivers. There is no guarantee that these waivers will continue after July 31, 2006. The administrator shall waive a specified portion (0.04% of net assets) of the administration fees payable to it under the Administration Agreement on assets up to $500 million. Fees will not be waived on assets in excess of $500 million. Commencing upon the consummation of the reorganization of Columbia Growth and Income Fund into Columbia Large Cap Value Fund, in addition to such waiver, the administrator shall waive administration fees payable to it under the Administration Agreement and/or the investment adviser shall waive advisory fees payable to it under the Investment Advisory Agreement to the extent necessary to ensure that the combined total of such administration and advisory fees does not exceed the following fee schedule: 0.77% for assets up to $500 million; 0.72% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.60% for assets in excess of $3 billion and up to $6 billion; 0.58% for assets in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $672     $878     $1,101     $1,746



         CLASS B SHARES                          $679     $854     $1,154     $1,881



         CLASS C SHARES                          $279     $554       $954     $2,079

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $179     $554      $954      $1,881



         CLASS C SHARES                          $179     $554      $954      $2,079

COLUMBIA MID CAP VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 76.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital with income as a secondary consideration.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell Midcap Value Index (currently between
                   $1.4 billion and $13.4 billion) and that are believed to have the potential for long-term growth. The Fund may also invest up to 20% of its assets in foreign securities. The Fund may also invest in real estate investment trusts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Mid Cap Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2002     2003     2004
                ----     ----     ----
               -13.24%  36.53%   20.64%



               *Year-to-date return as of June 30, 2005: 5.63%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           17.14%
         WORST: 3RD QUARTER 2002:         -17.90%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell Midcap Value Index, an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                               1 YEAR     FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                    13.73%    12.11%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS    11.81%    11.33%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                              10.19%    10.14%



         CLASS B SHARES RETURNS BEFORE TAXES                    14.71%    12.66%



         CLASS C SHARES RETURNS BEFORE TAXES                    18.77%    13.43%



         RUSSELL MIDCAP VALUE INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                         23.71%    16.60%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS NOVEMBER 20, 2001. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             5.75%       N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 N/A(1)    5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                              0.82%     0.82%     0.82%



         Distribution (12b-1) and shareholder servicing
         fees                                            0.25%     1.00%     1.00%



         Other expenses                                  0.09%     0.09%     0.09%
                                                          ------    ------    ------



         Total annual Fund operating expenses(6)         1.16%     1.91%     1.91%
                                                          ======    ======    ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.65% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.65% for assets up to $500 million; 0.60% for assets in excess of $500 million and up to $1 billion; 0.55% for assets in excess of $1 billion and up to $1.5 billion; and 0.50% for assets in excess of $1.5 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.50%, 2.25% and 2.25%, respectively for Class A, Class B and Class C shares until July 31, 2006. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
         CLASS A SHARES                    $686      $922      $1,177      $1,903



         CLASS B SHARES                    $694      $900      $1,232      $2,038



         CLASS C SHARES                    $294      $600      $1,032      $2,233

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
         CLASS B SHARES                    $194      $600      $1,032      $2,038



         CLASS C SHARES                    $194      $600      $1,032      $2,233

COLUMBIA LARGE CAP CORE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S ADVISER. THE ADVISER'S CORE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 76.

MINIMIZING TAXES

THE MASTER PORTFOLIO'S PROACTIVE TAX MANAGEMENT STRATEGY MAY HELP REDUCE CAPITAL GAINS DISTRIBUTIONS. THE TAX MANAGEMENT STRATEGY SEEKS TO LIMIT PORTFOLIO TURNOVER, OFFSET CAPITAL GAINS WITH CAPITAL LOSSES AND SELL SECURITIES THAT HAVE THE LOWEST TAX BURDEN ON SHAREHOLDERS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Large Cap Core Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of companies that it selects from among major industry sectors. Effective September 23, 2005, under normal circumstances, the Master Portfolio will invest at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the S&P 500 Index (currently between $535.3 million and $367.5 billion) at the time of purchase. The securities the Master Portfolio normally holds include common stocks, preferred stocks and convertible securities like warrants and rights. It may hold up to 20% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  - the growth prospects of the company's industry

  - the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the S&P 500 Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the team considers the security's price to be overvalued, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the team:

  - will focus on long-term investments to try to limit the number of buy and sell transactions

  - may try to sell securities that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

  - may use options, instead of selling securities

While the Master Portfolio may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Large Cap Core Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----
               -12.55%  -12.42%  -27.67%  27.30%    8.07%



               *Year-to-date return as of June 30, 2005: 0.25%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           14.16%
         WORST: 3RD QUARTER 2001:         -16.05%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES              1.88%   -6.40%    -3.10%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  1.76%   -6.47%    -3.17%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          1.38%   -5.35%    -2.62%



         CLASS B SHARES RETURNS BEFORE TAXES              2.26%   -6.41%    -2.84%



         CLASS C SHARES RETURNS BEFORE TAXES              6.24%   -6.05%    -3.25%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      10.88%   -2.30%    -0.18%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS AUGUST 2, 1999. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 N/A(1)     5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                               0.71%     0.71%     0.71%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses                                   0.05%     0.05%     0.05%
                                                           -----     -----     -----



         Total annual Fund operating expenses             1.01%     1.76%     1.76%
                                                           =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.54% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1 billion; 0.50% for assets in excess of $1 billion and up to $1.5 billion; 0.45% for assets in excess of $1.5 billion and up to $3 billion; 0.43% for assets in excess of $3 billion and up to $6 billion; and 0.41% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $672     $878     $1,101     $1,740



         CLASS B SHARES                          $679     $854     $1,154     $1,875



         CLASS C SHARES                          $279     $554       $954     $2,073

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $179     $554       $954     $1,875



         CLASS C SHARES                          $179     $554       $954     $2,073

COLUMBIA MARSICO GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 80.

WHY INVEST IN A GROWTH FUND?

GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio invests primarily in equity securities of large capitalization companies with a market capitalization of $4 billion or more that are selected for their growth potential. It generally holds a core position of between 35 and 50 common stocks. It may hold up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.


--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico Growth Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO MAY 10, 2002, THE FUND HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----
               38.62%   52.11%   -15.47%  -19.76%  -15.29%  28.65%   15.39%



               *Year-to-date return as of June 30, 2005: -1.80%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           35.19%
         WORST: 3RD QUARTER 2001:         -17.33%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSION, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES              8.75%   -4.27%     7.83%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  8.75%   -4.32%     7.77%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          5.69%   -3.61%     6.82%



         CLASS B SHARES RETURNS BEFORE TAXES              9.50%   -4.24%     7.97%



         CLASS C SHARES RETURNS BEFORE TAXES             13.48%   -3.85%     7.99%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      10.88%   -2.30%     4.77%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS DECEMBER 31, 1997. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)    5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(5)                              0.91%     0.91%     0.91%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.10%     0.10%     0.10%
                                                          -----     -----     -----



         Total annual Fund operating expenses            1.26%     2.01%     2.01%
                                                          =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.69% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $696     $952     $1,227     $2,010



         CLASS B SHARES                          $704     $930     $1,283     $2,144



         CLASS C SHARES                          $304     $630     $1,083     $2,338

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $204     $630     $1,083     $2,144



         CLASS C SHARES                          $204     $630     $1,083     $2,338

COLUMBIA MARSICO FOCUSED EQUITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 80.

WHAT IS A FOCUSED FUND?

A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico Focused Equities Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies with a market capitalization of $4 billion or more. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.


--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico Focused Equities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----
               50.14%   52.85%   -17.32%  -19.11%  -15.73%  31.34%   10.67%



               *Year-to-date return as of June 30, 2005: -1.41%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           33.11%
         WORST: 1ST QUARTER 2001:         -17.82%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES              4.29%   -5.04%     8.52%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  4.29%   -5.06%     8.42%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          2.79%   -4.22%     7.41%



         CLASS B SHARES RETURNS BEFORE TAXES              4.81%   -5.01%     8.68%



         CLASS C SHARES RETURNS BEFORE TAXES              8.84%   -4.62%     8.73%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES,
           EXPENSES OR TAXES)                            10.88%   -2.30%     4.77%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS DECEMBER 31, 1997. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 N/A(1)     5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(5)                               0.88%     0.88%     0.88%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses                                   0.20%     0.20%     0.20%
                                                           -----     -----     -----



         Total annual Fund operating expenses             1.23%     1.98%     1.98%
                                                           =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.66% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $693     $943     $1,212     $1,978



         CLASS B SHARES                          $701     $921     $1,268     $2,113



         CLASS C SHARES                          $301     $621     $1,068     $2,306

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $201     $621     $1,068     $2,113



         CLASS C SHARES                          $201     $621     $1,068     $2,306

COLUMBIA MARSICO MID CAP GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE ADVISER IS THIS FUND'S ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST ON PAGES 80-81.

WHAT IS A MIDCAP GROWTH FUND?

A MIDCAP GROWTH FUND INVESTS IN MEDIUM-SIZED COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING. THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.

THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in
                   U.S. companies whose market capitalizations are within the range of companies within the Russell Midcap Growth Index at the time of initial purchase
                   (currently between $37.9 billion and $46.6 million, but subject to change due to market fluctuations) and that are believed to have the potential for long-term growth. The Fund usually holds a core position of between 35 and 50 equity securities. The Fund may hold up to 15% of its assets in foreign securities.

The Fund may also invest in non-equity securities (which aren't part of its principal investment strategies), but it won't hold more than 10% of its assets in any one type of these non-equity securities. These securities are described in the SAI.

In selecting investments for the Fund, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Fund's core investments generally are comprised of well-known, established growth companies. However, the Fund also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Fund may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Fund to incur higher transaction costs (which may adversely affect the Fund's performance) and may increase taxable distributions for shareholders.


--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico MidCap Growth Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - MID-CAPITALIZATION COMPANY RISK -- Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies because they may have more limited financial resources and markets than larger companies. The stocks of mid-capitalization companies may trade less frequently and in more limited volume than those of larger companies. Additionally, mid-capitalization stocks may be more volatile than those of larger companies.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 15% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO FEBRUARY 24, 2003, THE FUND HAD A DIFFERENT PORTFOLIO MANAGEMENT TEAM AND PRIOR TO AUGUST 1, 2003, THE FUND HAD A DIFFERENT INVESTMENT OBJECTIVE AND DIFFERENT PRINCIPAL INVESTMENT STRATEGIES.

PRIOR TO NOVEMBER 1, 2004, THE FUND WAS NOT MANAGED BY THE CURRENT INVESTMENT SUB-ADVISER AND HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               29.71%   18.32%   20.48%    3.30%   43.45%   14.30%   -20.18%  -36.55%  29.21%   14.10%



               *Year-to-date return as of June 30, 2005: -4.91%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           32.63%
         WORST: 3RD QUARTER 2001:         -30.72%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell Midcap Growth Index, an unmanaged index which measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted higher growth values. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                               1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    7.59%   -4.26%      8.23%     8.21%



         CLASS A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                     7.59%   -5.12%      6.27%     6.43%



         CLASS A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               4.93%   -3.73%      6.34%     6.41%



         CLASS B SHARES RETURNS BEFORE TAXES    8.29%   -4.13%      8.06%     8.31%



         CLASS C SHARES RETURNS BEFORE TAXES   12.21%   -3.82%      8.14%     8.00%



         RUSSELL MIDCAP GROWTH INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                  15.48%   -3.36%     11.23%    10.15%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE DECEMBER 10, 1992, JUNE 7, 1993 AND DECEMBER 18, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM NOVEMBER 30, 1992.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 N/A(1)     5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                               0.88%     0.88%     0.88%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses                                   0.10%     0.10%     0.10%
                                                           -----     -----     -----



         Total annual Fund operating expenses             1.23%     1.98%     1.98%
                                                           =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.65% and an administration fee of 0.23%.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $693     $943     $1,212     $1,978



         CLASS B SHARES                          $701     $921     $1,268     $2,113



         CLASS C SHARES                          $301     $621     $1,068     $2,306

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $201     $621     $1,068     $2,113



         CLASS C SHARES                          $201     $621     $1,068     $2,306

COLUMBIA MARSICO 21ST CENTURY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST ON PAGES 80-81.

WHAT IS A MULTI-CAP FUND?

A MULTI-CAP FUND INVESTS IN COMPANIES ACROSS THE CAPITALIZATION
SPECTRUM -- SMALL, MEDIUM-SIZED AND LARGE COMPANIES. AS A MULTI-CAP FUND, THIS FUND MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico 21st Century Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size and will generally hold a core position of between 35 and 50 common stocks. The Master Portfolio may invest without limit in foreign securities.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.


--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico 21st Century Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.
PRIOR TO FEBRUARY 1, 2003, THE FUND HAD A DIFFERENT PORTFOLIO MANAGER.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
               -18.64%  -9.80%   48.56%   21.94%



               *Year-to-date return as of June 30, 2005: -4.94%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           22.13%
         WORST: 3RD QUARTER 2001:         -18.96%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies ranked by market capitalization. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                     14.89%    1.42%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     14.89%    1.42%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                9.68%    1.21%



         CLASS B SHARES RETURNS BEFORE TAXES                     16.02%    1.52%



         CLASS C SHARES RETURNS BEFORE TAXES                     20.02%    1.92%



         RUSSELL 3000 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                    11.95%   -2.04%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS APRIL 10, 2000. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 N/A(1)     5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                               0.97%     0.97%     0.97%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses                                   0.17%     0.17%     0.17%
                                                           -----     -----     -----



         Total annual Fund operating expenses             1.39%     2.14%     2.14%
                                                           =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.75% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $708      $990    $1,292     $2,148



         CLASS B SHARES                          $717      $970    $1,349     $2,282



         CLASS C SHARES                          $317      $670    $1,149     $2,472

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $217     $670     $1,149     $2,282



         CLASS C SHARES                          $217     $670     $1,149     $2,472

COLUMBIA SMALL CAP VALUE FUND II

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 76.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED' COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital by investing in companies believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Small Cap Value Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 2000 Value Index (currently between $142 million and $1.8 billion) and that are believed to have the potential for long-term growth. The Master Portfolio may also invest in real estate investment trusts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow, price to earnings, price to sales and price to book. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Small Cap Value Fund II has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
              41.65%   23.86%



              *Year-to-date return as of June 30, 2005: 2.36%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           19.20%
         WORST: 1ST QUARTER 2003:          -6.32%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell 2000 Value Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                     16.78%   12.31%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     13.96%   11.15%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                               11.68%    9.96%



         CLASS B SHARES RETURNS BEFORE TAXES                     17.88%   13.06%



         CLASS C SHARES RETURNS BEFORE TAXES                     21.90%   13.95%



         RUSSELL 2000 VALUE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                              22.25%   13.24%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS MAY 1, 2002. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)    5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                              0.87%     0.87%     0.87%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.20%     0.20%     0.20%
                                                          -----     -----     -----



         Total annual Fund operating expenses(7)         1.32%     2.07%     2.07%
                                                          =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the examples below include the Fund's portion of the fees and expenses deducted from the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.70% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; and 0.60% for assets in excess of $1 billion.

      (7)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.55%, 2.30% and 2.30%, respectively, for Class A, Class B and Class C shares until July 31, 2006. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $702     $969     $1,257     $2,074



         CLASS B SHARES                          $710     $949     $1,314     $2,208



         CLASS C SHARES                          $310     $649     $1,114     $2,400

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $210     $649     $1,114     $2,208



         CLASS C SHARES                          $210     $649     $1,114     $2,400

COLUMBIA SMALL CAP GROWTH FUND II

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE ADVISER'S SMALLCAP GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 76.

WHY INVEST IN A SMALL COMPANY FUND?

A SMALL COMPANY FUND INVESTS IN SMALLER COMPANIES WITH PROMISING PRODUCTS OR THAT ARE OPERATING IN A DYNAMIC FIELD. THESE COMPANIES CAN HAVE STRONGER POTENTIAL FOR RAPID EARNINGS GROWTH THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK THAN LARGER, MORE ESTABLISHED COMPANIES.

THE TEAM LOOKS FOR COMPANIES WHOSE EARNINGS ARE GROWING QUICKLY, AND WHOSE SHARE PRICES ARE REASONABLY VALUED.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Small Cap Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in companies with a market capitalization of $2 billion or less.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  - company meetings/conferences

  - independent industry analysis

  - systematic analysis

  - Wall Street (brokerage) research

The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  - gaining an in-depth understanding of the company's business

  - evaluating the company's growth potential, risks and competitive strengths

  - discussing its growth strategy with company management

  - validating the growth strategy with external research

The team will only invest in a company when its stock price is believed to be attractive relative to its forecasted growth.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's and Fund's investment objectives, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Master Portfolio may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Small Cap Growth Fund II has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - SMALL COMPANY RISK -- Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               19.92%   19.47%    1.22%   54.51%   -1.83%   -12.22%  -27.97%  37.12%    9.94%



               *Year-to-date return as of June 30, 2005: -1.26%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           43.14%
         WORST: 3RD QUARTER 1998:         -25.80%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell 2000 Growth Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The index is unmanaged, weighted by market capitalization, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES              3.65%   -2.48%     7.67%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  3.65%   -2.95%     6.92%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          2.37%   -2.20%     6.42%



         CLASS B SHARES RETURNS BEFORE TAXES              4.11%   -2.41%     7.64%



         CLASS C SHARES RETURNS BEFORE TAXES              8.13%   -2.06%     3.55%



         RUSSELL 2000 GROWTH INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)       14.31%   -3.57%     4.89%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE DECEMBER 12, 1995, DECEMBER 12, 1995 AND SEPTEMBER 22, 1997, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF CLASS A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)    5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                              0.86%     0.86%     0.86%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.07%     0.07%     0.07%
                                                          -----     -----     -----



         Total annual Fund operating expenses(7)         1.18%     1.93%     1.93%
                                                        =======   =======   =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the examples below include the Fund's portion of the fees and expenses deducted from the Master Portfolio Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.69% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to 1 billion; and 0.60% for assets in excess of $1 billion.

      (7)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.40%, 2.15% and 2.15%, respectively, for Class A, Class B and Class C shares until July 31, 2006. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $688     $928     $1,187     $1,924



         CLASS B SHARES                          $696     $906     $1,242     $2,059



         CLASS C SHARES                          $296     $606     $1,042     $2,254

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $196     $606     $1,042     $2,059



         CLASS C SHARES                          $196     $606     $1,042     $2,254

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
6. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a

        Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of Columbia Asset Allocation Fund II's portfolio holdings for each calendar quarter will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each quarter-end and will remain posted on the website for three months. Lastly, a complete list of each Fund's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for the Funds in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, LLC AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Columbia Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which asset management team or portfolio managers are responsible for making the day-to-day investment decisions for each Fund for which the Adviser has not engaged an investment sub-adviser. In addition, the table tells you the individual members that make up the teams. The professional biographies of the portfolio managers and team members follow the table. The SAI provides additional information about the compensation of the portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Portfolios.

FUND                   TEAM/PORTFOLIO MANAGERS         TEAM MEMBERS
COLUMBIA CONVERTIBLE   INCOME STRATEGIES TEAM          RICHARD DAHLBERG,
  SECURITIES FUND                                      EDWARD PAIK, YANFANG
                                                       (EMMA) YAN

COLUMBIA ASSET         VIKRAM KURIYAN (EQUITY          NOT TEAM MANAGED
  ALLOCATION FUND II   PORTION) LEONARD APLET,
                       RICHARD CUTTS (FIXED INCOME,
                       MONEY MARKET PORTIONS)

COLUMBIA LARGE CAP     VALUE STRATEGIES TEAM           LORI ENSINGER, DAVID
  VALUE FUND                                           HOFFMAN, NOAH
                                                       PETRUCCI, DIANE SOBIN

COLUMBIA MID CAP       VALUE STRATEGIES TEAM           LORI ENSINGER, DAVID
  VALUE FUND                                           HOFFMAN, NOAH
                                                       PETRUCCI, DIANE SOBIN

COLUMBIA LARGE CAP     CORE STRATEGIES TEAM            BRIAN CONDON, CRAIG
  CORE FUND(1)                                         LEOPOLD, GEORGE
                                                       MARIS, ROBERT
                                                       MCCONNAUGHEY, COLIN
                                                       MOORE, PETER SANTORO,
                                                       SEAN WILSON

COLUMBIA SMALL CAP     VALUE STRATEGIES TEAM           JARL GINSBERG,
  VALUE FUND II(1)                                     CHRISTIAN STADLINGER

COLUMBIA SMALL CAP     SMALLCAP GROWTH STRATEGIES      DANIEL COLE, CHRIS
  GROWTH FUND II(1)    TEAM                            PINENO


(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN COLUMBIA LARGE CAP CORE MASTER PORTFOLIO, COLUMBIA SMALL CAP VALUE MASTER PORTFOLIO AND COLUMBIA SMALL CAP GROWTH MASTER PORTFOLIO, RESPECTIVELY. THE ADVISER IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

                                                       BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND     DURING PAST FIVE YEARS
  LEONARD APLET        COLUMBIA ASSET ALLOCATION FUND  COLUMBIA MANAGEMENT --
                       II SINCE OCTOBER 2004           PORTFOLIO MANAGER SINCE 1987



  DANIEL COLE          COLUMBIA SMALL CAP GROWTH FUND  COLUMBIA MANAGEMENT --
                       II SINCE SEPTEMBER 2001         PORTFOLIO MANAGER SINCE 2001
                                                       NEUBERGER BERMAN -- PORTFOLIO
                                                       MANAGER FROM 1999-2001



  BRIAN CONDON         COLUMBIA LARGE CAP CORE FUND    COLUMBIA MANAGEMENT --
                       SINCE NOVEMBER 2004             PORTFOLIO MANAGER SINCE 1999



  RICHARD CUTTS        COLUMBIA ASSET ALLOCATION FUND  COLUMBIA MANAGEMENT --
                       II SINCE FEBRUARY 2005          PORTFOLIO MANAGER SINCE 1994



  RICHARD DAHLBERG     COLUMBIA CONVERTIBLE            COLUMBIA MANAGEMENT --
                       SECURITIES FUND SINCE 2004      PORTFOLIO MANAGER SINCE 2003
                                                       GRANTHAM, MAYO & VAN
                                                       OTTERLOO -- PORTFOLIO MANAGER
                                                       FROM 2001-2002
                                                       PIONEER INVESTMENT
                                                       MANAGEMENT -- HEAD OF VALUE
                                                       STRATEGIES FROM 1998-2001



  LORI ENSINGER        COLUMBIA LARGE CAP VALUE FUND   COLUMBIA MANAGEMENT --
                       SINCE 2001                      PORTFOLIO MANAGER SINCE 2001
                                                       ZURICH SCUDDER INVESTMENTS --
                       COLUMBIA MID CAP VALUE FUND     DIRECTED INVESTMENT STRATEGY
                       SINCE JUNE 2001                 FOR ALL INSTITUTIONAL ASSETS
                                                       FROM 1999-2001



  JARL GINSBERG        COLUMBIA SMALL CAP VALUE FUND   COLUMBIA MANAGEMENT --
                       II SINCE 2003                   PORTFOLIO MANAGER SINCE 2003
                                                       PILGRIM, BAKER, &
                                                       ASSOCIATES -- RESEARCH
                                                       ANALYST FROM 2002-2003
                                                       BLACKROCK INC. -- CO-MANAGER
                                                       AND ANALYST FROM 1998-2002



  DAVID HOFFMAN        COLUMBIA LARGE CAP VALUE FUND   COLUMBIA MANAGEMENT --
                       SINCE JUNE 2004                 PORTFOLIO MANAGER SINCE 2001
                                                       ZURICH SCUDDER INVESTMENTS --
                       COLUMBIA MID CAP VALUE FUND     VICE PRESIDENT SINCE
                       SINCE 2004                      1999-2001



  VIKRAM KURIYAN       COLUMBIA ASSET ALLOCATION FUND  COLUMBIA MANAGEMENT --
                       II SINCE FEBRUARY 2005          PORTFOLIO MANAGER SINCE 2000



  CRAIG LEOPOLD        COLUMBIA LARGE CAP CORE FUND    COLUMBIA MANAGEMENT --
                       SINCE JUNE 2005                 PORTFOLIO MANAGER SINCE 2003
                                                       ROCKEFELLER & COMPANY --
                                                       PORTFOLIO MANAGER FROM 2000-
                                                       2003



  GEORGE MARIS         COLUMBIA LARGE CAP CORE FUND    COLUMBIA MANAGEMENT --
                       SINCE JUNE 2005                 PORTFOLIO MANAGER SINCE 2004
                                                       PUTNAM
                                                       INVESTMENTS -- PORTFOLIO
                                                       MANAGER FROM 2000-2004



  ROBERT MCCONNAUGHEY  COLUMBIA LARGE CAP CORE FUND    COLUMBIA MANAGEMENT --
                       SINCE JUNE 2005                 PORTFOLIO MANAGER SINCE 2002
                                                       CITIGROUP ASSET MANAGEMENT --
                                                       ASSOCIATE DIRECTOR OF
                                                       RESEARCH FROM 2000-2002



  COLIN MOORE          COLUMBIA LARGE CAP CORE FUND    COLUMBIA MANAGEMENT --
                       SINCE JULY 2004                 PORTFOLIO MANAGER SINCE 2002
                                                       PUTNAM
                                                       INVESTMENTS -- PORTFOLIO
                                                       MANAGER FROM 2000-2001



  EDWARD PAIK          COLUMBIA CONVERTIBLE            COLUMBIA MANAGEMENT --
                       SECURITIES FUND SINCE 2001      PORTFOLIO MANAGER SINCE 2000




                                                       BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND     DURING PAST FIVE YEARS
  NOAH PETRUCCI        COLUMBIA LARGE CAP VALUE FUND   COLUMBIA MANAGEMENT --
                       SINCE FEBRUARY 2002             PORTFOLIO MANAGER SINCE 2002
                                                       ZURICH SCUDDER INVESTMENTS --
                       COLUMBIA MID CAP VALUE FUND     ASSOCIATE PRODUCT
                       SINCE FEBRUARY 2002             SPECIALIST/PORTFOLIO MANAGER
                                                       FROM 2000-2001



  CHRIS PINENO         COLUMBIA SMALL CAP GROWTH FUND  COLUMBIA MANAGEMENT --
                       II SINCE JANUARY 1997           PORTFOLIO MANAGER SINCE 1998



  PETER SANTORO        COLUMBIA LARGE CAP CORE FUND    COLUMBIA MANAGEMENT --
                       SINCE JUNE 2005                 PORTFOLIO MANAGER SINCE 2003
                                                       ROCKEFELLER & COMPANY --
                                                       PORTFOLIO MANAGER FROM 2000-
                                                       2003



  DIANE SOBIN          COLUMBIA LARGE CAP VALUE FUND   COLUMBIA MANAGEMENT --
                       SINCE AUGUST 2001               PORTFOLIO MANAGER SINCE 2001
                                                       ZURICH SCUDDER INVESTMENTS --
                       COLUMBIA MID CAP VALUE FUND     SENIOR PORTFOLIO MANAGER FROM
                       SINCE NOVEMBER 2001             1999-2001



  CHRISTIAN            COLUMBIA SMALL CAP VALUE FUND   COLUMBIA MANAGEMENT --
  STADLINGER           II SINCE 2002                   PORTFOLIO MANAGER SINCE 2002
                                                       BLACKROCK INC. -- PORTFOLIO
                                                       MANAGER FROM 1996-2002



  SEAN WILSON          COLUMBIA LARGE CAP CORE FUND    COLUMBIA MANAGEMENT --
                       SINCE JULY 2004                 PORTFOLIO MANAGER SINCE 2003
                                                       ROCKEFELLER & COMPANY --
                                                       PORTFOLIO MANAGER FROM 1995-
                                                       2003



  YANFANG (EMMA) YAN   COLUMBIA CONVERTIBLE            COLUMBIA MANAGEMENT --
                       SECURITIES FUND SINCE 2001      PORTFOLIO MANAGER SINCE 2001
                                                       PUTNAM INVESTMENTS -- VICE
                                                       PRESIDENT FROM 1999-2001

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser uses part of this money to pay investment sub-advisers for the services they provide to certain Funds.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                                         ACTUAL FEE
                                                            MAXIMUM       PAID LAST
                                                          ADVISORY FEE   FISCAL YEAR
  COLUMBIA CONVERTIBLE SECURITIES FUND                       0.65%          0.63%



  COLUMBIA ASSET ALLOCATION FUND II                          0.60%          0.53%



  COLUMBIA LARGE CAP VALUE FUND                              0.60%(2)       0.61%



  COLUMBIA MID CAP VALUE FUND                                0.65%          0.65%



  COLUMBIA LARGE CAP CORE FUND(1)                            0.60%(2)       0.62%



  COLUMBIA MARSICO GROWTH FUND(1)                            0.75%          0.72%



  COLUMBIA MARSICO FOCUSED EQUITIES FUND(1)                  0.75%          0.72%



  COLUMBIA MARSICO MID CAP GROWTH FUND                       0.65%          0.65%



  COLUMBIA MARSICO 21ST CENTURY FUND(1)                      0.75%          0.75%



  COLUMBIA SMALL CAP VALUE FUND II(1)                        0.70%(2)       0.83%



  COLUMBIA SMALL CAP GROWTH FUND II(1)                       0.70%(2)       0.84%




(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN COLUMBIA LARGE CAP CORE MASTER PORTFOLIO, COLUMBIA MARSICO GROWTH MASTER PORTFOLIO, COLUMBIA MARSICO FOCUSED EQUITIES MASTER PORTFOLIO, COLUMBIA MARSICO 21ST CENTURY MASTER PORTFOLIO, COLUMBIA SMALL CAP VALUE II MASTER PORTFOLIO AND COLUMBIA SMALL CAP MASTER PORTFOLIO, RESPECTIVELY. THE ADVISER IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

(2)THIS FEE IS THE CURRENT MAXIMUM CONTRACT LEVEL, WHICH HAS BEEN REDUCED FROM THE CONTRACT LEVEL THAT WAS IN EFFECT DURING A PORTION OF THE LAST FISCAL YEAR.

INVESTMENT SUB-ADVISERS

Columbia Funds and the Adviser engage one or more investment sub-advisers for certain Funds to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Columbia Funds and the Adviser have engaged the following investment sub-adviser to provide day-to-day portfolio management for certain Funds. This sub-adviser functions under the supervision of the Adviser and the Board of Columbia Funds.

Information about the sub-advisers and the portfolio managers and/or team members of the sub-advisers that are responsible for the day-to-day investment decisions for the Funds is provided below. The SAI provides additional information about the compensation of these portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Funds.

--------------------------------------------------------------------------------

MARSICO CAPITAL
MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America in January 2001. Marsico Capital provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital.

Marsico Capital is the investment sub-adviser to:

  - Columbia Marsico Growth Master Portfolio

  - Columbia Marsico Focused Equities Master Portfolio

  - Columbia Marsico MidCap Growth Fund

  - Columbia Marsico 21st Century Master Portfolio

THOMAS F. MARSICO, is the Chief Investment Officer of Marsico Capital, and manages the investment program of Columbia Marsico Focused Equities Master

Portfolio and Columbia Marsico Growth Master Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital in 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

CORYDON J. GILCHRIST, CFA, is the portfolio manager of Columbia Marsico 21st Century Master Portfolio and Columbia Marsico Mid Cap Growth Fund. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he was on a committee that managed several international equity funds. He holds BBA and MBA degrees from the University of Iowa, and holds a CFA charter.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds (excluding Columbia Asset Allocation Fund II, Columbia Marsico Growth Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Mid Cap Growth Fund and Columbia Marsico 21st Century Fund) pay Columbia Management Advisors, LLC a fee of 0.17% for its services, plus certain out-of-pocket expenses. Columbia Marsico Mid Cap Growth Fund pays Columbia Management Advisors, LLC a fee of 0.23% for its services, plus certain out-of-pocket expenses. Columbia Marsico Growth Fund, Columbia Marsico Focused Equities Fund, and Columbia Marsico 21st Century Fund pay Columbia Management Advisors, LLC a fee of 0.22% for its services, plus certain out of pocket expenses. Columbia Asset Allocation Fund II pays Columbia Management Advisors, LLC a fee of 0.12% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

[ABC GRAPHIC]

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING COLUMBIA FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below compares the charges and fees and other features of the share classes.

                                 CLASS A              CLASS B             CLASS C
                                 SHARES               SHARES              SHARES
  MAXIMUM AMOUNT YOU CAN
    BUY                         NO LIMIT              $50,000           $1 MILLION



  MAXIMUM FRONT-END SALES
    CHARGE                        5.75%                NONE                NONE



  MAXIMUM DEFERRED SALES
    CHARGE                       NONE(1)             5.00%(2)            1.00%(3)



  MAXIMUM ANNUAL                                       0.75%               0.75%
    DISTRIBUTION AND              0.25%            DISTRIBUTION        DISTRIBUTION
    SHAREHOLDER SERVICING     DISTRIBUTION        (12B-1) FEE AND     (12B-1) FEE AND
    FEES                   (12B-1)/SERVICE FEE   0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE              NONE                  YES                NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



[A SHARES GRAPHIC] ABOUT CLASS A SHARES

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you received shares from reinvested distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                        SALES CHARGE(1)    AMOUNT RETAINED
                                      SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                       AS A % OF THE      NET AMOUNT        AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED        OFFERING PRICE
           $0 - $49,999                    5.75%             6.10%              5.00%



           $50,000 - $99,999               4.50%             4.71%              3.75%



           $100,000 - $249,999             3.50%             3.63%              2.75%



           $250,000 - $499,999             2.50%             2.56%              2.00%



           $500,000 - $999,999             2.00%             2.04%              1.75%



           $1,000,000 OR MORE              0.00%             0.00%           1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      Your selling agent receives a cumulative commission from the Distributor when you purchase $1 million or more of Class A shares, as follows:

         $0 - $2,999,999                                                 1.00%



         $3 MILLION - $49,999,999                                        0.50%



         $25 MILLION OR MORE                                             0.25%

      The commission to selling agents for Class A share purchases of $50 million or more is paid beginning in the 13th month but only to the extent the shares remain outstanding. For certain group retirement plans, selling agents will receive a 1% finder's fee from $0-$3 million.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

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

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $50,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT EXCEED THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



[B SHARES GRAPHIC] ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                       YOU'LL PAY A CDSC OF:
         --------------------------------------------------------------------------------------
                                           SHARES YOU
                                             BOUGHT            SHARES YOU BOUGHT BETWEEN
                                             AFTER              8/1/1998 AND 11/15/1998
                                           11/15/1998          IN THE FOLLOWING AMOUNTS:
                                           ----------   ---------------------------------------
                                                                        $250,000 -   $500,000 -
                                                        $0 - $249,999    $499,999     $999,999
         THE FIRST YEAR YOU OWN THEM          5.0%          5.0%           3.0%         2.0%



         THE SECOND YEAR YOU OWN THEM         4.0%          4.0%           2.0%         1.0%



         THE THIRD YEAR YOU OWN THEM          3.0%          3.0%           1.0%         NONE



         THE FOURTH YEAR YOU OWN THEM         3.0%          3.0%           NONE         NONE



         THE FIFTH YEAR YOU OWN THEM          2.0%          2.0%           NONE         NONE



         THE SIXTH YEAR YOU OWN THEM          1.0%          1.0%           NONE         NONE



         AFTER SIX YEARS OF OWNING THEM       NONE          NONE           NONE         NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares generally convert automatically to Class A shares according to the following schedule:

                                                                WILL CONVERT TO
                                                                CLASS A SHARES
         CLASS B SHARES YOU BOUGHT                        AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                  EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998



           $0 - $249,999                                          NINE YEARS



           $250,000 - $499,999                                     SIX YEARS



           $500,000 - $999,999                                    FIVE YEARS



         BEFORE AUGUST 1, 1997                                    NINE YEARS

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15(th) day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


[C SHARES GRAPHIC] ABOUT CLASS C SHARES

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases over $1 million may be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID FOR MORE INFORMATION.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a waived or reduced front-end sales charge (often referred to as "breakpoint discounts") or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and at www.columbiafunds.com and may also be discussed in the SAI. Please contact your investment professional or contact Columbia Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

      The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Columbia Funds.

      The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds Family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES
      (Class A shares)

      There are two ways you can lower the front-end sales charge you pay on Class A shares:

         - RIGHTS OF ACCUMULATION
            The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

         - STATEMENT OF INTENT
            You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
          The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - Individual accounts

           - Joint accounts

           - Certain IRA accounts

           - Certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia Fund shares. The value of your investment in a Columbia Money Market Fund held in an eligible account may be aggregated with your investments in other funds in the Columbia Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

         - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

         - banks, trust companies and thrift institutions acting as fiduciaries

         - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

         - Columbia Funds' Trustees, Directors and employees of its investment sub-advisers

         - registered broker/dealer firms that have entered into a Columbia Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

         - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

         - employees or partners of any service provider to the Funds

         - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

         - shareholders of certain Funds that reorganized into the Columbia Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

         - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

         - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

           - have at least $500,000 invested in Class A shares of Columbia Funds (except Money Market Funds), or

           - sign a letter of intent to buy at least $500,000 of Class A shares of Columbia Funds (except Money Market Funds), or

           - be an employer-sponsored plan with at least 100 eligible participants, or

           - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

         - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Class A, Class B and Class C shares)

      You won't pay a CDSC on the following transactions:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - The sole shareholder on an individual account

        - A joint tenant where the surviving joint tenant is the deceased's spouse

        - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - The disability must arise after the purchase of shares and

        - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability, and

        - A letter from a physician must be signed under penalty of perjury stating the nature of the disability

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - The grantor of the trust is the sole trustee and the sole life beneficiary

        - Death occurs following the purchase and

        - The trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(BUYING, SELLING AND TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contract their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A. You can invest up to
                                         - $25 for traditional and Roth IRAs,       $50,000 in Class B shares. Class C
                                         and Coverdell Education Savings            share purchases are limited to $1
                                           Accounts                                 million.
                                         - no minimum for certain fee-based
                                           accounts and certain retirement plan
                                           accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $25 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts


                  Using our              minimum initial investment:                You can buy shares any day of a month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50


Selling shares    In a lump sum          - shares sold by telephone are limited     A Fund will generally send proceeds
                                         to $100,000 in a 30-day period             from the sale to you within seven days
                                         - other restrictions may apply to          (usually on the next business day after
                                           withdrawals from retirement plan         your request is received in "good
                                           accounts                                 form"). However, if you purchased your
                                                                                    shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 15 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.


                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                         fee based accounts                         withdrawals any day of the month on a
                                                                                    monthly, quarterly or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a class.


Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class A
  shares                                   exchanges                                shares for Class A shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.


                                                                                    You can generally exchange your Class B
                                                                                    shares for Class B shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.


                                                                                    You can generally exchange your Class C
                                                                                    shares for Class C shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.

                                                                                    You won't pay a front-end sales charge
                                                                                    or CDSC on the shares you're
                                                                                    exchanging. There may be an additional
                                                                                    sales charge if exchanging from a Money
                                                                                    Market Fund. Redemption fees may apply.


                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT




      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts or for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to $100,000 of shares by telephone in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of a Fund for Class A shares of any other Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Class A shares was of a Columbia Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of a Fund for Class B shares of any other Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Class C shares of a Columbia Money Market Fund through an exchange of Class B shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Class C shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of a Fund for Class C shares of any other Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange.

      The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 5.00% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                        MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                           AND SHAREHOLDER SERVICING FEES
                                    (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES         0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEE



  CLASS B SHARES         0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING FEE



  CLASS C SHARES         0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:
  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

     - up to 1.00% of the offering price per share of Class A shares

     - up to 1.00% of the net asset value per share of Class B shares

     - up to 1.00% of the net asset value per share of Class C shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Columbia Funds' Transfer Agent. The Columbia Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes

(DISTRIBUTIONS AND TAXES)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently.

                                                          FREQUENCY OF DECLARATION
                                                               AND PAYMENT OF
                           FUND                             INCOME DISTRIBUTIONS
  COLUMBIA CONVERTIBLE SECURITIES FUND                           QUARTERLY



  COLUMBIA ASSET ALLOCATION FUND II                              QUARTERLY



  COLUMBIA LARGE CAP VALUE FUND                                  QUARTERLY



  COLUMBIA MID CAP VALUE FUND                                    QUARTERLY



  COLUMBIA LARGE CAP CORE FUND                                    ANNUALLY



  COLUMBIA MARSICO GROWTH FUND                                    ANNUALLY



  COLUMBIA MARSICO FOCUSED EQUITIES FUND                          ANNUALLY



  COLUMBIA MARSICO MID CAP GROWTH FUND                            ANNUALLY



  COLUMBIA MARSICO 21ST CENTURY FUND                              ANNUALLY



  COLUMBIA SMALL CAP VALUE FUND II                                ANNUALLY



  COLUMBIA SMALL CAP GROWTH FUND II                               ANNUALLY




Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT


Distributions of a Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" (now, the Advisor)) and BACAP Distributors, LLC (which has subsequently merged into the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust (now known as Columbia Funds Series Trust), the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 6, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a "motion to dismiss" that is pending. Discovery has recently been initiated. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Columbia Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA CONVERTIBLE SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS A SHARES                              03/31/05#           03/31/04#           03/31/03#           03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $17.33              $13.77              $16.02              $16.04
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.43                0.47                0.47                0.59
  Net realized and unrealized gain/(loss)
    on investments                               0.24                3.53               (2.25)              (0.04)
  Net increase/(decrease) in net asset
    value from operations                        0.67                4.00               (1.78)               0.55
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.50)              (0.44)              (0.47)              (0.52)
  Distributions from net realized gains         (0.15)                --                  --                (0.05)
  Total dividends and distributions             (0.65)              (0.44)              (0.47)              (0.57)
  Net asset value, end of period                $17.35              $17.33              $13.77              $16.02
  TOTAL RETURN++                                3.87%               29.32%             (11.18)%             3.48%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $373,390            $398,485            $292,622            $321,858
  Ratio of operating expenses to average
    net assets(a)(c)                            1.16%              1.19%(d)             1.22%               1.25%
  Ratio of net investment income/(loss)
    to average net assets                       2.50%               2.94%               3.34%               3.53%
  Portfolio turnover rate                        37%                 91%                 57%                 50%
  Ratio of operating expenses to average
    net assets with waivers and/or
    expense reimbursements(a)                  1.19%(b)            1.22%(e)             1.22%               1.25%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $22.17
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.51
  Net realized and unrealized gain/(loss)
    on investments                               (2.05)
  Net increase/(decrease) in net asset
    value from operations                        (1.54)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.55)
  Distributions from net realized gains          (4.04)
  Total dividends and distributions              (4.59)
  Net asset value, end of period                 $16.04
  TOTAL RETURN++                                (7.88)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $315,857
  Ratio of operating expenses to average
    net assets(a)(c)                             1.24%
  Ratio of net investment income/(loss)
    to average net assets                        2.86%
  Portfolio turnover rate                         73%
  Ratio of operating expenses to average
    net assets with waivers and/or
    expense reimbursements(a)                    1.25%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.16% for Class A shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.20% for Class A shares.

COLUMBIA CONVERTIBLE SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $17.15               $13.64               $15.88               $15.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.30                 0.35                 0.36                 0.45
  Net realized and unrealized gain/(loss)
    on investments                               0.23                 3.48                (2.24)               (0.03)
  Net increase/(decrease) in net asset
    value from operations                        0.53                 3.83                (1.88)                0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)               (0.32)               (0.36)               (0.41)
  Distributions from net realized gains         (0.15)                 --                   --                 (0.05)
  Total dividends and distributions             (0.52)               (0.32)               (0.36)               (0.46)
  Net asset value, end of period                $17.16               $17.15               $13.64               $15.88
  TOTAL RETURN++                                 3.08%               28.30%              (11.83)%               2.68%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $143,194             $154,322             $111,468              $90,408
  Ratio of operating expenses to average
    net assets(a)(b)                             1.91%              1.94%(d)               1.97%                2.00%
  Ratio of net investment income/(loss)
    to average net assets                        1.75%                2.19%                2.59%                2.78%
  Portfolio turnover rate                         37%                  91%                  57%                  50%
  Ratio of operating expenses to average
    net assets with waivers and/or
    expense reimbursements(a)                  1.91%(c)             1.97%(e)               1.97%                2.00%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $22.06
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.35
  Net realized and unrealized gain/(loss)
    on investments                               (2.00)
  Net increase/(decrease) in net asset
    value from operations                        (1.65)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.45)
  Distributions from net realized gains          (4.04)
  Total dividends and distributions              (4.49)
  Net asset value, end of period                 $15.92
  TOTAL RETURN++                                 (8.49)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $49,763
  Ratio of operating expenses to average
    net assets(a)(b)                              1.99%
  Ratio of net investment income/(loss)
    to average net assets                         2.08%
  Portfolio turnover rate                          73%
  Ratio of operating expenses to average
    net assets with waivers and/or
    expense reimbursements(a)                     2.00%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.91% for Class B shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.95% for Class B shares.

COLUMBIA CONVERTIBLE SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $17.31               $13.77               $16.04               $16.08
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.30                 0.35                 0.36                 0.45
  Net realized and unrealized gain/(loss)
    on investments                               0.25                 3.52                (2.26)               (0.03)
  Net increase/(decrease) in net asset
    value from operations                        0.55                 3.87                (1.90)                0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)               (0.33)               (0.37)               (0.41)
  Distributions from net realized gains         (0.15)                 --                   --                 (0.05)
  Total dividends and distributions             (0.52)               (0.33)               (0.37)               (0.46)
  Net asset value, end of period                $17.34               $17.31               $13.77               $16.04
  TOTAL RETURN++                                 3.16%               28.31%              (11.89)%               2.66%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $66,844              $71,205              $30,293              $20,370
  Ratio of operating expenses to average
    net assets(a)(b)                             1.91%              1.94%(d)               1.97%                2.00%
  Ratio of net investment income/(loss)
    to average net assets                        1.75%                2.19%                2.59%                2.78%
  Portfolio turnover rate                         37%                  91%                  57%                  50%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.94%(c)             1.97%(e)               1.97%                2.00%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $22.23
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.35
  Net realized and unrealized gain/(loss)
    on investments                               (2.02)
  Net increase/(decrease) in net asset
    value from operations                        (1.67)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.44)
  Distributions from net realized gains          (4.04)
  Total dividends and distributions              (4.48)
  Net asset value, end of period                 $16.08
  TOTAL RETURN++                                 (8.50)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $9,827
  Ratio of operating expenses to average
    net assets(a)(b)                              1.99%
  Ratio of net investment income/(loss)
    to average net assets                         2.08%
  Portfolio turnover rate                          73%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     2.00%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.91% for Class C shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.95% for Class C shares.

COLUMBIA ASSET ALLOCATION FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $20.20               $16.44               $19.92               $20.32
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 0.31(b)               0.25                 0.29                 0.39
  Net realized and unrealized gain/(loss)
    on investments                              0.65(c)               3.80                (3.48)               (0.40)
  Net increase/(decrease) in net asset
    value from operations                        0.96                 4.05                (3.19)               (0.01)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.32)               (0.29)               (0.29)               (0.36)
  Distributions from net realized gains           --                   --                   --                 (0.03)
  Total dividends and distributions             (0.32)               (0.29)               (0.29)               (0.39)
  Net asset value, end of period                $20.84               $20.20               $16.44               $19.92
  TOTAL RETURN++                               4.80%(d)              24.73%              (16.05)%              (0.05)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $109,409             $106,642              $88,011             $223,579
  Ratio of operating expenses to average
    net assets(a)                              1.25%(e)             1.29%(e)             1.29%(e)               1.28%
  Ratio of net investment income/(loss)
    to average net assets                        1.50%                1.33%                1.58%                1.85%
  Portfolio turnover rate                        136%                 189%                 315%                 226%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.32%                1.32%                1.29%                1.28%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $24.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.50
  Net realized and unrealized gain/(loss)
    on investments                               (2.82)
  Net increase/(decrease) in net asset
    value from operations                        (2.32)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.50)
  Distributions from net realized gains          (1.21)
  Total dividends and distributions              (1.71)
  Net asset value, end of period                 $20.32
  TOTAL RETURN++                                (10.05)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $231,520
  Ratio of operating expenses to average
    net assets(a)                               1.23%(e)
  Ratio of net investment income/(loss)
    to average net assets                         2.20%
  Portfolio turnover rate                          88%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.25%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.
(c) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.01 for Class A shares.
(d) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.73% for Class A shares.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA ASSET ALLOCATION FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $20.04               $16.31               $19.81               $20.22
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 0.15(b)               0.11                 0.15                 0.23
  Net realized and unrealized gain/(loss)
    on investments                              0.64(c)               3.76                (3.47)               (0.39)
  Net increase/(decrease) in net asset
    value from operations                        0.79                 3.87                (3.32)               (0.16)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.16)               (0.14)               (0.18)               (0.22)
  Distributions from net realized gains           --                   --                   --                 (0.03)
  Total dividends and distributions             (0.16)               (0.14)               (0.18)               (0.25)
  Net asset value, end of period                $20.67               $20.04               $16.31               $19.81
  TOTAL RETURN++                               3.97%(d)              23.79%              (16.80)%              (0.77)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $43,962              $64,122              $72,344             $124,983
  Ratio of operating expenses to average
    net assets(a)                              2.00%(e)             2.04%(e)             2.04%(e)               2.03%
  Ratio of net investment income/(loss)
    to average net assets                        0.75%                0.58%                0.83%                1.10%
  Portfolio turnover rate                        136%                 189%                 315%                 226%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    2.07%                2.07%                2.04%                2.03%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $24.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.33
  Net realized and unrealized gain/(loss)
    on investments                               (2.81)
  Net increase/(decrease) in net asset
    value from operations                        (2.48)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.33)
  Distributions from net realized gains          (1.21)
  Total dividends and distributions              (1.54)
  Net asset value, end of period                 $20.22
  TOTAL RETURN++                                (10.73)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $104,745
  Ratio of operating expenses to average
    net assets(a)                               1.98%(e)
  Ratio of net investment income/(loss)
    to average net assets                         1.45%
  Portfolio turnover rate                          88%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     2.00%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.
(c) The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized/unrealized gain/(loss) on investments by $0.01 for Class B shares.
(d) Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 3.92% for Class B shares.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA ASSET ALLOCATION FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $20.02               $16.31               $19.84               $20.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 0.15(b)               0.11                 0.15                 0.24
  Net realized and unrealized gain/(loss)
    on investments                              0.65(c)               3.75                (3.48)               (0.40)
  Net increase/(decrease) in net asset
    value from operations                        0.80                 3.86                (3.33)               (0.16)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.17)               (0.15)               (0.20)               (0.21)
  Distributions from net realized gains           --                   --                   --                 (0.03)
  Total dividends and distributions             (0.17)               (0.15)               (0.20)               (0.24)
  Net asset value, end of period                $20.65               $20.02               $16.31               $19.84
  TOTAL RETURN++                               4.02%(d)              23.73%              (16.80)%              (0.78)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $2,628               $2,372               $1,992               $3,220
  Ratio of operating expenses to average
    net assets(a)                              2.00%(e)             2.04%(e)             2.04%(e)               2.03%
  Ratio of net investment income/(loss)
    to average net assets                        0.75%                0.58%                0.83%                1.10%
  Portfolio turnover rate                        136%                 189%                 315%                 226%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    2.07%                2.07%                2.04%                2.03%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $24.27
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.33
  Net realized and unrealized gain/(loss)
    on investments                               (2.82)
  Net increase/(decrease) in net asset
    value from operations                        (2.49)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.33)
  Distributions from net realized gains          (1.21)
  Total dividends and distributions              (1.54)
  Net asset value, end of period                 $20.24
  TOTAL RETURN++                                (10.74)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $2,532
  Ratio of operating expenses to average
    net assets(a)                               1.98%(e)
  Ratio of net investment income/(loss)
    to average net assets                         1.45%
  Portfolio turnover rate                          88%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     2.00%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.
(c) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized/unrealized gain/(loss) on investments by $0.01 for Class C shares.
(d) Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 3.95% for Class C shares.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA LARGE CAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.84                $8.46               $11.94               $12.38
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.17                 0.14                 0.11                 0.09
  Net realized and unrealized gain/(loss)
    on investments                               1.26                 3.36                (3.31)                0.58
  Net increase/(decrease) in net asset
    value from operations                        1.43                 3.50                (3.20)                0.67
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.17)               (0.12)               (0.10)               (0.08)
  Distributions from net realized gains           --                   --                 (0.18)               (1.03)
  Total dividends and distributions             (0.17)               (0.12)               (0.28)               (1.11)
  Net asset value, end of year                  $13.10               $11.84                $8.46               $11.94
  TOTAL RETURN++                                12.16%               41.51%              (27.17)%               5.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $292,037             $211,227              $43,364              $58,144
  Ratio of operating expenses to average
    net assets(a)                                1.02%             1.14%(c)(d)             1.22%              1.20%(c)
  Ratio of net investment income/(loss)
    to average net assets                        1.41%                1.24%                1.18%                0.77%
  Portfolio turnover rate                         52%                  69%                  75%                 135%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.15%(b)             1.21%(e)               1.22%                1.20%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.14
  Net realized and unrealized gain/(loss)
    on investments                               (0.43)
  Net increase/(decrease) in net asset
    value from operations                        (0.29)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.15)
  Distributions from net realized gains          (3.42)
  Total dividends and distributions              (3.57)
  Net asset value, end of year                   $12.38
  TOTAL RETURN++                                 (2.29)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $65,975
  Ratio of operating expenses to average
    net assets(a)                               1.19%(c)
  Ratio of net investment income/(loss)
    to average net assets                         1.03%
  Portfolio turnover rate                         181%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.19%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Class A shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.18% for Class A shares.

COLUMBIA LARGE CAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.53                $8.25               $11.66               $12.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.08                 0.05                 0.03                0.00##
  Net realized and unrealized gain/(loss)
    on investments                               1.22                 3.27                (3.22)                0.59
  Net increase/(decrease) in net asset
    value from operations                        1.30                 3.32                (3.19)                0.59
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.08)               (0.04)               (0.04)               (0.03)
  Distributions from net realized gains           --                   --                 (0.18)               (1.03)
  Total dividends and distributions             (0.08)               (0.04)               (0.22)               (1.06)
  Net asset value, end of year                  $12.75               $11.53                $8.25               $11.66
  TOTAL RETURN++                                11.31%               40.30%              (27.72)%               4.66%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $84,756              $87,314              $37,399              $80,162
  Ratio of operating expenses to average
    net assets(a)                                1.77%             1.89%(c)(d)             1.97%              1.95%(c)
  Ratio of net investment income/(loss)
    to average net assets                        0.66%                0.49%                0.43%                0.02%
  Portfolio turnover rate                         52%                  69%                  75%                 135%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.90%(b)             1.96%(e)               1.97%                1.95%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.04
  Net realized and unrealized gain/(loss)
    on investments                               (0.43)
  Net increase/(decrease) in net asset
    value from operations                        (0.39)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.06)
  Distributions from net realized gains          (3.42)
  Total dividends and distributions              (3.48)
  Net asset value, end of year                   $12.13
  TOTAL RETURN++                                 (3.05)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $93,064
  Ratio of operating expenses to average
    net assets(a)                               1.94%(c)
  Ratio of net investment income/(loss)
    to average net assets                         0.28%
  Portfolio turnover rate                         181%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.94%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.87% for Class B shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.93% for Class B shares.

COLUMBIA LARGE CAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.52                $8.24               $11.65               $12.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.08                 0.05                 0.04                0.00##
  Net realized and unrealized gain/(loss)
    on investments                               1.22                 3.27                (3.22)                0.58
  Net increase/(decrease) in net asset
    value from operations                        1.30                 3.32                (3.18)                0.58
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.07)               (0.04)               (0.05)               (0.03)
  Distributions from net realized gains           --                   --                 (0.18)               (1.03)
  Total dividends and distributions             (0.07)               (0.04)               (0.23)               (1.06)
  Net asset value, end of year                  $12.75               $11.52                $8.24               $11.65
  TOTAL RETURN++                                11.36%               40.29%              (27.72)%               4.58%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $17,210              $28,832              $4,694               $7,496
  Ratio of operating expenses to average
    net assets(a)                                1.77%             1.89%(c)(d)             1.97%              1.95%(c)
  Ratio of net investment income/(loss)
    to average net assets                        0.66%                0.49%                0.43%                0.02%
  Portfolio turnover rate                         52%                  69%                  75%                 135%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.90%(b)             1.96%(e)               1.97%                1.95%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.99
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.04
  Net realized and unrealized gain/(loss)
    on investments                               (0.42)
  Net increase/(decrease) in net asset
    value from operations                        (0.38)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.06)
  Distributions from net realized gains          (3.42)
  Total dividends and distributions              (3.48)
  Net asset value, end of year                   $12.13
  TOTAL RETURN++                                 (2.98)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $8,479
  Ratio of operating expenses to average
    net assets(a)                               1.94%(c)
  Ratio of net investment income/(loss)
    to average net assets                         0.28%
  Portfolio turnover rate                         181%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.94%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.87% for Class C shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.93% for Class C shares.

COLUMBIA MID CAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS A SHARES                                  03/31/05                  03/31/04                  03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $12.77                    $8.71                     $11.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.13                      0.09                      0.08
  Net realized and unrealized gain/(loss)
    on investments                                2.23(b)                     4.06                     (2.60)
  Net increase/(decrease) in net asset
    value from operations                           2.36                      4.15                     (2.52)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.12)                    (0.09)                    (0.05)
  Distributions from net realized gains            (1.00)                      --                      (0.02)
  Total dividends and distributions                (1.12)                    (0.09)                    (0.07)
  Increase due to capital contributions             0.01
  Net asset value, end of period                   $14.02                    $12.77                    $8.71
  TOTAL RETURN++                                 19.90%(c)                   47.80%                   (22.36)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $10,258                    $8,121                    $3,270
  Ratio of operating expenses to average
    net assets(a)                                 1.20%(d)                   1.28%                     1.41%
  Ratio of net investment income/(loss)
    to average net assets                          0.99%                     0.79%                     0.86%
  Portfolio turnover rate                           61%                       79%                       98%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                      1.20%                     1.28%                     1.41%

                                                 PERIOD ENDED
  CLASS A SHARES                                  03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                      0.04
  Net realized and unrealized gain/(loss)
    on investments                                   1.30
  Net increase/(decrease) in net asset
    value from operations                            1.34
  LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.04)
  Distributions from net realized gains               --
  Total dividends and distributions                 (0.04)
  Increase due to capital contributions
  Net asset value, end of period                    $11.30
  TOTAL RETURN++                                    13.37%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $573
  Ratio of operating expenses to average
    net assets(a)                                   1.50%+
  Ratio of net investment income/(loss)
    to average net assets                           0.39%+
  Portfolio turnover rate                            19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                       2.28%+

* Columbia Mid Cap Value Fund Class A shares commenced operations on November 20, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized/unrealized gain/(loss) on investments by $0.01 for Class A shares.
(c) Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 19.81% for Class A shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MID CAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS B SHARES                                  03/31/05                  03/31/04                  03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $12.70                    $8.67                     $11.29
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.03                     0.00##                     0.01
  Net realized and unrealized gain/(loss)
    on investments                                2.20(b)                     4.05                     (2.59)
  Net increase/(decrease) in net asset
    value from operations                           2.23                      4.05                     (2.58)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.05)                    (0.02)                    (0.02)
  Distributions from net realized gains            (1.00)                      --                      (0.02)
  Total dividends and distributions                (1.05)                    (0.02)                    (0.04)
  Increase due to capital contributions             0.01
  Net asset value, end of period                   $13.89                    $12.70                    $8.67
  TOTAL RETURN++                                 18.91%(c)                   46.56%                   (22.93)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $4,447                    $3,650                    $1,961
  Ratio of operating expenses to average
    net assets(a)                                 1.95%(d)                   2.03%                     2.16%
  Ratio of net investment income/(loss)
    to average net assets                          0.24%                     0.04%                     0.11%
  Portfolio turnover rate                           61%                       79%                       98%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                      1.95%                     2.03%                     2.16%

                                                 PERIOD ENDED
  CLASS B SHARES                                  03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     (0.04)
  Net realized and unrealized gain/(loss)
    on investments                                   1.35
  Net increase/(decrease) in net asset
    value from operations                            1.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.02)
  Distributions from net realized gains               --
  Total dividends and distributions                 (0.02)
  Increase due to capital contributions
  Net asset value, end of period                    $11.29
  TOTAL RETURN++                                    13.14%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $524
  Ratio of operating expenses to average
    net assets(a)                                   2.25%+
  Ratio of net investment income/(loss)
    to average net assets                          (0.36)%+
  Portfolio turnover rate                            19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                       3.03%+

* Columbia Mid Cap Value Fund Class B shares commenced operations on November 20, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized/unrealized gain/(loss) on investments by $0.01 for Class B shares.
(c) Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 18.82% for Class B shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MID CAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS C SHARES                                  03/31/05                  03/31/04                  03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $12.73                    $8.69                     $11.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.05                     0.00##                     0.01
  Net realized and unrealized gain/(loss)
    on investments                                2.19(b)                     4.05                     (2.59)
  Net increase/(decrease) in net asset
    value from operations                           2.24                      4.05                     (2.58)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.05)                    (0.01)                    (0.02)
  Distributions from net realized gains            (1.00)                      --                      (0.02)
  Total dividends and distributions                (1.05)                    (0.01)                    (0.04)
  Increase due to capital contributions             0.01
  Net asset value, end of period                   $13.93                    $12.73                    $8.69
  TOTAL RETURN++                                 18.97%(c)                   46.66%                   (22.89)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $944                      $684                      $362
  Ratio of operating expenses to average
    net assets(a)                                 1.95%(d)                   2.03%                     2.16%
  Ratio of net investment income/(loss)
    to average net assets                          0.36%                     0.04%                     0.11%
  Portfolio turnover rate                           61%                       79%                       98%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                      1.95%                     2.03%                     2.16%

                                                 PERIOD ENDED
  CLASS C SHARES                                  03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     (0.05)
  Net realized and unrealized gain/(loss)
    on investments                                   1.36
  Net increase/(decrease) in net asset
    value from operations                            1.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.00)##
  Distributions from net realized gains               --
  Total dividends and distributions                (0.00)##
  Increase due to capital contributions
  Net asset value, end of period                    $11.31
  TOTAL RETURN++                                    13.10%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $93
  Ratio of operating expenses to average
    net assets(a)                                   2.25%+
  Ratio of net investment income/(loss)
    to average net assets                          (0.36)%+
  Portfolio turnover rate                            19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                       3.03%+

* Columbia Mid Cap Value Fund Class C shares commenced operations on November 20, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized/unrealized gain/(loss) on investments by $0.01 for Class C shares.
(c) Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 18.88% for Class C shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA LARGE CAP CORE FUND**

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $11.55                $8.76               $12.31               $12.44
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.10                 0.03                 0.04                (0.01)
  Net realized and unrealized gain/(loss)
    on investments                              0.45(a)               2.79                (3.56)               (0.11)
  Net increase/(decrease) in net asset
    value from operations                        0.55                 2.82                (3.52)               (0.12)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.10)               (0.03)               (0.03)               (0.01)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.10)               (0.03)               (0.03)               (0.01)
  Net asset value, end of period                $12.00               $11.55                $8.76               $12.31
  TOTAL RETURN++                               4.71%(b)              32.21%              (28.61)%              (0.97)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $213,513             $245,616             $213,691              $26,742
  Ratio of operating expenses to average
    net assets                                1.12%(f)(e)           1.18%(f)               1.19%              1.19%(d)
  Ratio of net investment income/(loss)
    to average net assets                        0.89%                0.27%                0.44%               (0.05)%
  Portfolio turnover rate                         --                   --                  15%##                 71%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.15%(c)             1.21%(g)               1.19%              1.19%(d)

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $16.98
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.04)
  Net realized and unrealized gain/(loss)
    on investments                               (4.47)
  Net increase/(decrease) in net asset
    value from operations                        (4.51)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains          (0.03)
  Total dividends and distributions              (0.03)
  Net asset value, end of period                 $12.44
  TOTAL RETURN++                                (26.62)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $11,895
  Ratio of operating expenses to average
    net assets                                 1.19%(d)(e)
  Ratio of net investment income/(loss)
    to average net assets                        (0.34)%
  Portfolio turnover rate                          56%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.19%(d)

** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.
(a) The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was less than $0.01 for Class A shares.
(b) Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.70% for Class A shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursement would have been 1.13% for Class A shares.
(d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(e) The effect of interest expense on the operating expense ratio was less than 0.01% for the year ended March 31, 2004.
(f) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01% for the year ended March 31, 2004.
(g) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.18% for Class A shares.

COLUMBIA LARGE CAP CORE FUND**

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $11.21                $8.54               $12.07               $12.29
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.02                (0.05)               (0.03)               (0.10)
  Net realized and unrealized gain/(loss)
    on investments                              0.42(a)               2.72                (3.50)               (0.12)
  Net increase/(decrease) in net asset
    value from operations                        0.44                 2.67                (3.53)               (0.22)
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.00)##                --                (0.00)##             (0.00)##
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions            (0.00)##                --                (0.00)##             (0.00)##
  Net asset value, end of period                $11.65               $11.21                $8.54               $12.07
  TOTAL RETURN++                               3.93%(b)              31.26%              (29.23)%              (1.78)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $37,140              $44,571              $38,972              $8,358
  Ratio of operating expenses to average
    net assets                                1.87%(f)(e)           1.93%(f)               1.94%              1.94%(d)
  Ratio of net investment income/(loss)
    to average net assets                        0.14%               (0.48)%              (0.31)%              (0.80)%
  Portfolio turnover rate                         --                   --                 15%###                 71%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.90%(c)             1.96%(g)               1.94%              1.94%(d)

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $16.90
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.14)
  Net realized and unrealized gain/(loss)
    on investments                               (4.44)
  Net increase/(decrease) in net asset
    value from operations                        (4.58)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains          (0.03)
  Total dividends and distributions              (0.03)
  Net asset value, end of period                 $12.29
  TOTAL RETURN++                                (27.16)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $6,758
  Ratio of operating expenses to average
    net assets                                 1.94%(d)(e)
  Ratio of net investment income/(loss)
    to average net assets                        (1.09)%
  Portfolio turnover rate                          56%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.94%(d)

** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
### Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.
(a) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was less than $0.01 for Class B shares.
(b) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 3.92% for Class B shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 13) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.88% for Class B shares.
(d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.
(f) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(g) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.93% for Class B shares.

COLUMBIA LARGE CAP CORE FUND**

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $11.21                $8.54               $12.08               $12.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.02                (0.05)               (0.03)               (0.10)
  Net realized and unrealized gain/(loss)
    on investments                              0.42(a)               2.72                (3.51)               (0.12)
  Net increase/(decrease) in net asset
    value from operations                        0.44                 2.67                (3.54)               (0.22)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.01)                 --                   --                (0.00)##
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.01)                 --                   --                (0.00)##
  Net asset value, end of period                $11.64               $11.21                $8.54               $12.08
  TOTAL RETURN++                               3.91%(b)              31.26%              (29.30)%              (1.78)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $14,899              $16,702              $12,857              $2,645
  Ratio of operating expenses to average
    net assets                                1.87%(e)(f)           1.93%(f)               1.94%              1.94%(d)
  Ratio of net investment income/(loss)
    to average net assets                        0.14%               (0.48)%              (0.31)%              (0.80)%
  Portfolio turnover rate                         --                   --                 15%###                 71%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.90%(c)             1.96%(g)               1.94%              1.94%(d)

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $16.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.14)
  Net realized and unrealized gain/(loss)
    on investments                               (4.45)
  Net increase/(decrease) in net asset
    value from operations                        (4.59)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains          (0.03)
  Total dividends and distributions              (0.03)
  Net asset value, end of period                 $12.30
  TOTAL RETURN++                                (27.14)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $2,137
  Ratio of operating expenses to average
    net assets                                 1.94%(d)(e)
  Ratio of net investment income/(loss)
    to average net assets                        (1.09)%
  Portfolio turnover rate                          56%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.94%(d)

** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
### Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.
(a) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was less than $0.01 for Class C shares.
(b) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 3.90% for Class C shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 13) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.88% for Class C shares.
(d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.
(f) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01% for the year ended March 31, 2004.
(g) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.93% for Class C shares.

COLUMBIA MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.80               $11.86               $14.72               $14.87
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.03)               (0.06)               (0.08)               (0.09)
  Net realized and unrealized gain/(loss)
    on investments                               1.27                 4.00                (2.78)               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        1.24                 3.94                (2.86)               (0.15)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of the year              $17.04               $15.80               $11.86               $14.72
  TOTAL RETURN++                                 7.85%               33.22%              (19.43)%              (1.01)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $988,948             $546,537             $279,840             $217,963
  Ratio of operating expenses to average
    net assets                                   1.30%                1.37%                1.42%                1.39%
  Ratio of net investment income/(loss)
    to average net assets                       (0.21)%              (0.42)%              (0.62)%              (0.64)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.33%(a)             1.39%(b)               1.42%                1.39%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $21.62
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.05)
  Net realized and unrealized gain/(loss)
    on investments                               (6.54)
  Net increase/(decrease) in net asset
    value from operations                        (6.59)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.16)
  Net asset value, end of the year               $14.87
  TOTAL RETURN++                                (30.63)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $164,031
  Ratio of operating expenses to average
    net assets                                    1.35%
  Ratio of net investment income/(loss)
    to average net assets                        (0.28)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.35%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.30% for Class A shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.37% for Class A shares.

COLUMBIA MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.12               $11.43               $14.29               $14.55
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.15)               (0.16)               (0.17)               (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               1.21                 3.85                (2.69)               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        1.06                 3.69                (2.86)               (0.26)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $16.18               $15.12               $11.43               $14.29
  TOTAL RETURN++                                 7.01%               32.28%              (20.01)%              (1.79)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $194,668             $200,270             $137,432             $209,503
  Ratio of operating expenses to average
    net assets                                   2.05%                2.12%                2.17%                2.14%
  Ratio of net investment income/(loss)
    to average net assets                       (0.96)%              (1.17)%              (1.37)%              (1.39)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.08%(a)             2.14%(b)               2.17%                2.14%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $21.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.18)
  Net realized and unrealized gain/(loss)
    on investments                               (6.42)
  Net increase/(decrease) in net asset
    value from operations                        (6.60)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.16)
  Net asset value, end of year                   $14.55
  TOTAL RETURN++                                (31.13)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $239,621
  Ratio of operating expenses to average
    net assets                                    2.10%
  Ratio of net investment income/(loss)
    to average net assets                        (1.03)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.10%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class B shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class B shares.

COLUMBIA MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.14               $11.44               $14.31               $14.57
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.15)               (0.17)               (0.17)               (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               1.21                 3.87                (2.70)               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        1.06                 3.70                (2.87)               (0.26)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $16.20               $15.14               $11.44               $14.31
  TOTAL RETURN++                                 7.00%               32.34%              (20.06)%              (1.78)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $352,016             $177,599              $55,913              $31,886
  Ratio of operating expenses to average
    net assets                                   2.05%                2.12%                2.17%                2.14%
  Ratio of net investment income/(loss)
    to average net assets                       (0.96)%              (1.17)%              (1.37)%              (1.39)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.08%(a)             2.14%(b)               2.17%                2.14%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $21.34
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.17)
  Net realized and unrealized gain/(loss)
    on investments                               (6.44)
  Net increase/(decrease) in net asset
    value from operations                        (6.61)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.16)
  Net asset value, end of year                   $14.57
  TOTAL RETURN++                                (31.10)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $32,365
  Ratio of operating expenses to average
    net assets                                    2.10%
  Ratio of net investment income/(loss)
    to average net assets                        (1.03)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.10%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class C shares.
(b) The effect of the non-recurring costs assumed by the Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class C shares.

COLUMBIA MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.79               $12.70               $15.77               $15.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.06)               (0.08)               (0.08)               (0.09)
  Net realized and unrealized gain/(loss)
    on investments                               0.94                 4.17                (2.99)                0.55
  Net increase/(decrease) in net asset
    value from operations                        0.88                 4.09                (3.07)                0.46
  LESS DISTRIBUTIONS:
  Distributions from net realized gains                                --                   --                   --
  Net asset value, end of year                  $17.67               $16.79               $12.70               $15.77
  TOTAL RETURN++                                 5.24%               32.20%              (19.47)%               3.00%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,256,948           $1,030,985            $537,958             $507,590
  Ratio of operating expenses to average
    net assets                                   1.30%                1.34%                1.37%                1.36%
  Ratio of net investment income/(loss)
    to average net assets                       (0.37)%              (0.49)%              (0.60)%              (0.58)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.33%(a)             1.37%(b)               1.37%                1.36%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.56
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.06)
  Net realized and unrealized gain/(loss)
    on investments                               (7.11)
  Net increase/(decrease) in net asset
    value from operations                        (7.17)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.08)
  Net asset value, end of year                   $15.31
  TOTAL RETURN++                                (31.80)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $491,437
  Ratio of operating expenses to average
    net assets                                    1.34%
  Ratio of net investment income/(loss)
    to average net assets                        (0.30)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.34%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.30% for Class A shares.
(b) The effect of the non-recurring costs assumed by the Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.34% for Class A shares.

COLUMBIA MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.08               $12.25               $15.33               $15.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.18)               (0.19)               (0.18)               (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               0.90                 4.02                (2.90)                0.53
  Net increase/(decrease) in net asset
    value from operations                        0.72                 3.83                (3.08)                0.33
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $16.80               $16.08               $12.25               $15.33
  TOTAL RETURN++                                 4.48%               31.27%              (20.09)%               2.20%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $517,489             $576,884             $462,082             $679,688
  Ratio of operating expenses to average
    net assets                                   2.05%                2.09%                2.12%                2.11%
  Ratio of net investment income/(loss)
    to average net assets                       (1.12)%              (1.24)%              (1.35)%              (1.33)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.08%(a)             2.12%(b)               2.12%                2.11%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.26
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               (6.98)
  Net increase/(decrease) in net asset
    value from operations                        (7.18)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.08)
  Net asset value, end of year                   $15.00
  TOTAL RETURN++                                (32.32)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $741,285
  Ratio of operating expenses to average
    net assets                                    2.09%
  Ratio of net investment income/(loss)
    to average net assets                        (1.05)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.09%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class B shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.09% for Class B shares.

COLUMBIA MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.13               $12.29               $15.38               $15.05
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.18)               (0.19)               (0.18)               (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               0.90                 4.03                (2.91)                0.53
  Net increase/(decrease) in net asset
    value from operations                        0.72                 3.84                (3.09)                0.33
  LESS DISTRIBUTIONS:
  Distributions from net realized gains                                --                   --                   --
  Net asset value, end of year                  $16.85               $16.13               $12.29               $15.38
  TOTAL RETURN++                                 4.46%               31.24%              (20.09)%               2.19%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $382,989             $342,885             $175,032             $188,842
  Ratio of operating expenses to average
    net assets                                   2.05%                2.09%                2.12%                2.11%
  Ratio of net investment income/(loss)
    to average net assets                       (1.12)%              (1.24)%              (1.35)%              (1.33)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.08%(a)             2.12%(b)               2.12%                2.11%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               (7.00)
  Net increase/(decrease) in net asset
    value from operations                        (7.20)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.08)
  Net asset value, end of year                   $15.05
  TOTAL RETURN++                                (32.31)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $203,642
  Ratio of operating expenses to average
    net assets                                    2.09%
  Ratio of net investment income/(loss)
    to average net assets                        (1.05)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.09%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class C shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.09% for Class C shares.

COLUMBIA MARSICO MID CAP
GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.26                $8.33               $12.73               $14.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.08)               (0.07)               (0.07)               (0.09)
  Net realized and unrealized gain/(loss)
    on investments                              0.62(b)               3.00                (4.33)               (1.32)
  Net increase/(decrease) in net asset
    value from operations                        0.54                 2.93                (4.40)               (1.41)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $11.80               $11.26                $8.33               $12.73
  TOTAL RETURN++                               4.80%(c)              35.17%              (34.56)%              (9.97)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $21,287              $22,673              $18,120              $32,138
  Ratio of operating expenses to average
    net assets(a)                             1.23%(d)(e)           1.21%(d)             1.22%(d)             1.22%(d)
  Ratio of net investment income/(loss)
    to average net assets                       (0.67)%              (0.71)%              (0.70)%              (0.64)%
  Portfolio turnover rate                        148%                  65%                  58%                  39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.23%                1.21%                1.22%                1.22%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $21.87
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.09)
  Net realized and unrealized gain/(loss)
    on investments                               (3.91)
  Net increase/(decrease) in net asset
    value from operations                        (4.00)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (3.73)
  Net asset value, end of year                   $14.14
  TOTAL RETURN++                                (20.98)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $16,536
  Ratio of operating expenses to average
    net assets(a)                                 1.23%
  Ratio of net investment income/(loss)
    to average net assets                        (0.52)%
  Portfolio turnover rate                          39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.23%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.02 for Class A shares.
(c) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.58% for Class A shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.
(e) The reimbursement from investment adviser is included in the ratio of operating expensed to average net assets (with waivers).

COLUMBIA MARSICO MID CAP
GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.02                $7.46               $11.51               $12.87
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.14)               (0.13)               (0.12)               (0.17)
  Net realized and unrealized gain/(loss)
    on investments                              0.54(b)               2.69                (3.93)               (1.19)
  Net increase/(decrease) in net asset
    value from operations                        0.40                 2.56                (4.05)               (1.36)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $10.42               $10.02                $7.46               $11.51
  TOTAL RETURN++                               3.99%(c)              34.32%              (35.19)%             (10.57)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $22,986              $26,662              $21,990              $45,368
  Ratio of operating expenses to average
    net assets(a)                             1.98%(d)(e)           1.96%(d)             1.97%(d)             1.97%(d)
  Ratio of net investment income/(loss)
    to average net assets                       (1.42)%              (1.46)%              (1.45)%              (1.39)%
  Portfolio turnover rate                        148%                  65%                  58%                  39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.98%                1.96%                1.97%                1.97%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $20.38
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.19)
  Net realized and unrealized gain/(loss)
    on investments                               (3.59)
  Net increase/(decrease) in net asset
    value from operations                        (3.78)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (3.73)
  Net asset value, end of year                   $12.87
  TOTAL RETURN++                                (21.51)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $44,261
  Ratio of operating expenses to average
    net assets(a)                                 1.98%
  Ratio of net investment income/(loss)
    to average net assets                        (1.27)%
  Portfolio turnover rate                          39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.98%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.02 for Class B shares.
(c) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 3.78% for Class B shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.
(e) The reimbursement from investment adviser is included in the ratio of operating expenses to average net assets (with waivers).

COLUMBIA MARSICO MID CAP
GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.08                $7.51               $11.57               $12.95
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.14)               (0.13)               (0.12)               (0.17)
  Net realized and unrealized gain/(loss)
    on investments                              0.54(b)               2.70                (3.94)               (1.21)
  Net increase/(decrease) in net asset
    value from operations                        0.40                 2.57                (4.06)               (1.38)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $10.48               $10.08                $7.51               $11.57
  TOTAL RETURN++                               3.97%(c)              34.22%              (35.09)%             (10.66)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,495               $1,816               $1,709               $3,024
  Ratio of operating expenses to average
    net assets(a)                             1.98(d)(e)            1.96%(d)             1.97%(d)             1.97%(d)
  Ratio of net investment income/(loss)
    to average net assets                       (1.42)%              (1.46)%              (1.45)%              (1.39)%
  Portfolio turnover rate                        148%                  65%                  58%                  39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.98%                1.96%                1.97%                1.97%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $20.47
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.17)
  Net realized and unrealized gain/(loss)
    on investments                               (3.62)
  Net increase/(decrease) in net asset
    value from operations                        (3.79)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (3.73)
  Net asset value, end of year                   $12.95
  TOTAL RETURN++                                (21.46)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $3,248
  Ratio of operating expenses to average
    net assets(a)                                 1.98%
  Ratio of net investment income/(loss)
    to average net assets                        (1.27)%
  Portfolio turnover rate                          39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.98%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.02 for Class C shares.
(c) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 3.77% for Class C shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.
(e) The reimbursement from investment adviser is included in the ratio of operating expenses to average net assets (with waivers).

COLUMBIA MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.70                $6.19                $7.06                $6.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.05)               (0.05)               (0.07)               (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               0.96                 3.56                (0.80)                0.16
  Net increase/(decrease) in net asset
    value from operations                        0.91                 3.51                (0.87)                0.09
  Net asset value, end of period                $10.61                $9.70                $6.19                $7.06
  TOTAL RETURN++                                 9.38%               56.70%              (12.32)%               1.29%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $187,094              $48,630              $10,853              $14,741
  Ratio of operating expenses to average
    net assets                                1.40%(a)(b)          1.49%(a)(b)          1.70%(a)(b)           1.62%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (0.50)%             (0.59)%**             (1.06)%              (0.97)%
  Portfolio turnover rate                        130%                 204%                 308%                 419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.40%(a)             1.49%(a)             1.71%(a)             1.62%(a)

                                              PERIOD ENDED
  CLASS A SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.06)
  Net realized and unrealized gain/(loss)
    on investments                               (2.97)
  Net increase/(decrease) in net asset
    value from operations                        (3.03)
  Net asset value, end of period                  $6.97
  TOTAL RETURN++                                (30.30)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $19,644
  Ratio of operating expenses to average
    net assets                                   1.60%+
  Ratio of net investment income/(loss)
    to average net assets                       (0.66)%+
  Portfolio turnover rate                         426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.60%+

* Columbia Marsico 21st Century Fund Class A shares commenced operations on April 10, 2000.
** Reflects overall Fund ratios for investment income.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.42                $6.05                $6.96                $6.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.12)               (0.13)               (0.12)               (0.12)
  Net realized and unrealized gain/(loss)
    on investments                               0.92                 3.50                (0.79)                0.16
  Net increase/(decrease) in net asset
    value from operations                        0.80                 3.37                (0.91)                0.04
  Net asset value, end of period                $10.22                $9.42                $6.05                $6.96
  TOTAL RETURN++                                 8.49%               55.70%              (13.07)%               0.58%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $60,495              $48,277              $29,562              $43,187
  Ratio of operating expenses to average
    net assets                                2.15%(a)(b)          2.24%(a)(b)          2.45%(a)(b)           2.37%(a)
  Ratio of net investment income/(loss)
    to average net assets                        1.25%              (1.34)%**             (1.81)%              (1.72)%
  Portfolio turnover rate                        130%                 204%                 308%                 419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.15%(a)             2.24%(a)             2.46%(a)             2.37%(a)

                                              PERIOD ENDED
  CLASS B SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.11)
  Net realized and unrealized gain/(loss)
    on investments                               (2.97)
  Net increase/(decrease) in net asset
    value from operations                        (3.08)
  Net asset value, end of period                  $6.92
  TOTAL RETURN++                                (30.80)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $50,404
  Ratio of operating expenses to average
    net assets                                   2.35%+
  Ratio of net investment income/(loss)
    to average net assets                       (1.41)%+
  Portfolio turnover rate                         426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.35%+

* Columbia Marsico 21st Century Fund Class B shares commenced operations on April 10, 2000.
** Reflects overall Fund ratios for investment income.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.42                $6.05                $6.96                $6.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.12)               (0.13)               (0.12)               (0.12)
  Net realized and unrealized gain/(loss)
    on investments                               0.92                 3.50                (0.79)                0.16
  Net increase/(decrease) in net asset
    value from operations                        0.80                 3.37                (0.91)                0.04
  Net asset value, end of period                $10.22                $9.42                $6.05                $6.96
  TOTAL RETURN++                                 8.49%               55.70%              (13.07)%               0.58%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $38,460              $14,700              $3,517               $4,660
  Ratio of operating expenses to average
    net assets                                2.15%(a)(c)          2.24%(a)(c)          2.45%(a)(c)           2.37%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (1.25)%             (1.34)%**             (1.81)%              (1.72)%
  Portfolio turnover rate                        130%                 204%                 308%                 419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.15%(a)             2.24%(a)             2.46%(a)             2.37%(a)

                                              PERIOD ENDED
  CLASS C SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.11)
  Net realized and unrealized gain/(loss)
    on investments                               (2.97)
  Net increase/(decrease) in net asset
    value from operations                        (3.08)
  Net asset value, end of period                  $6.92
  TOTAL RETURN++                                (30.80)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $6,557
  Ratio of operating expenses to average
    net assets                                   2.35%+
  Ratio of net investment income/(loss)
    to average net assets                       (1.41)%+
  Portfolio turnover rate                         426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.35%+

* Columbia Marsico 21st Century Fund Class C shares commenced operations on April 10, 2000.
** Reflects overall Fund ratios for investment income.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA SMALL CAP VALUE FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  CLASS A SHARES                                     03/31/05                         03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $12.26                            $7.71
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                       (0.04)                           (0.01)
  Net realized and unrealized gain/(loss)
    on investments                                     1.47                             4.67
  Net increase/(decrease) in net asset
    value from operations                              1.43                             4.66
  LESS DISTRIBUTIONS:
  Dividends from net investment income                  --                             (0.02)
  Distributions from net realized gains               (1.17)                           (0.09)
  Total dividends and distributions                   (1.17)                           (0.11)
  Net asset value, end of period                      $12.52                           $12.26
  TOTAL RETURN++                                      13.42%                           60.64%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $4,868                           $3,840
  Ratio of operating expenses to average
    net assets(a)                                    1.47%(b)                           1.55%
  Ratio of net investment income/(loss)
    to average net assets                             (0.30)%                          (0.10)%
  Portfolio turnover rate                               61%                             111%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          1.49%                            1.60%

                                                    PERIOD ENDED
  CLASS A SHARES                                      03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                         0.01
  Net realized and unrealized gain/(loss)
    on investments                                     (2.28)
  Net increase/(decrease) in net asset
    value from operations                              (2.27)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.02)
  Distributions from net realized gains                  --
  Total dividends and distributions                    (0.02)
  Net asset value, end of period                        $7.71
  TOTAL RETURN++                                      (22.75)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $1,122
  Ratio of operating expenses to average
    net assets(a)                                      1.55%+
  Ratio of net investment income/(loss)
    to average net assets                              0.20%+
  Portfolio turnover rate                                89%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          1.82%+

* Columbia Small Cap Value Fund II Class A shares commenced operations on May 1, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA SMALL CAP VALUE FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  CLASS B SHARES                                     03/31/05                         03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $12.13                            $7.68
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                       (0.12)                           (0.09)
  Net realized and unrealized gain/(loss)
    on investments                                     1.44                             4.63
  Net increase/(decrease) in net asset
    value from operations                              1.32                             4.54
  LESS DISTRIBUTIONS:
  Dividends from net investment income                  --                               --
  Distributions from net realized gains               (1.17)                           (0.09)
  Total dividends and distributions                   (1.17)                           (0.09)
  Net asset value, end of period                      $12.28                           $12.13
  TOTAL RETURN++                                      12.59%                           59.34%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $1,569                           $1,395
  Ratio of operating expenses to average
    net assets(a)                                    2.22%(b)                           2.30%
  Ratio of net investment income/(loss)
    to average net assets                             (1.05)%                          (0.85)%
  Portfolio turnover rate                               61%                             111%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          2.24%                            2.35%

                                                    PERIOD ENDED
  CLASS B SHARES                                      03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                        (0.04)
  Net realized and unrealized gain/(loss)
    on investments                                     (2.28)
  Net increase/(decrease) in net asset
    value from operations                              (2.32)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.00)##
  Distributions from net realized gains                  --
  Total dividends and distributions                   (0.00)##
  Net asset value, end of period                        $7.68
  TOTAL RETURN++                                      (23.20)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                  $341
  Ratio of operating expenses to average
    net assets(a)                                      2.30%+
  Ratio of net investment income/(loss)
    to average net assets                             (0.55)%+
  Portfolio turnover rate                                89%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          2.57%+

* Columbia Small Cap Value Fund II Class B shares commenced operations on May 1, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA SMALL CAP VALUE FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  CLASS C SHARES                                     03/31/05                         03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $12.13                            $7.67
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                       (0.12)                           (0.09)
  Net realized and unrealized gain/(loss)
    on investments                                     1.43                             4.64
  Net increase/(decrease) in net asset
    value from operations                              1.31                             4.55
  LESS DISTRIBUTIONS:
  Dividends from net investment income                  --                               --
  Distributions from net realized gains               (1.17)                           (0.09)
  Total dividends and distributions                   (1.17)                           (0.09)
  Net asset value, end of period                      $12.27                           $12.13
  TOTAL RETURN++                                      12.51%                           59.54%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $370                             $278
  Ratio of operating expenses to average
    net assets(a)                                    2.22%(b)                           2.30%
  Ratio of net investment income/(loss)
    to average net assets                             (1.05)%                          (0.85)%
  Portfolio turnover rate                               61%                             111%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          2.24%                            2.35%

                                                    PERIOD ENDED
  CLASS C SHARES                                      03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                        (0.04)
  Net realized and unrealized gain/(loss)
    on investments                                     (2.29)
  Net increase/(decrease) in net asset
    value from operations                              (2.33)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.00)##
  Distributions from net realized gains                  --
  Total dividends and distributions                   (0.00)##
  Net asset value, end of period                        $7.67
  TOTAL RETURN++                                      (23.29)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                   $56
  Ratio of operating expenses to average
    net assets(a)                                      2.30%+
  Ratio of net investment income/(loss)
    to average net assets                             (0.55)%+
  Portfolio turnover rate                                89%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          2.57%+

* Columbia Small Cap Value Fund II Class C shares commenced operations on May 1, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA SMALL CAP GROWTH
FUND II***

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.04                $9.96               $14.84               $13.52
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.14)               (0.13)               (0.10)               (0.10)
  Net realized and unrealized gain/(loss)
    on investments                               0.16                 5.21                (4.78)                1.42
  Net increase/(decrease) in net asset
    value from operations                        0.02                 5.08                (4.88)                1.32
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $15.06               $15.04                $9.96               $14.84
  TOTAL RETURN++                                 0.13%               51.00%              (32.88)%               9.76%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $132,400             $212,854             $128,620             $157,759
  Ratio of operating expenses to average
    net assets(a)                                1.32%             1.38%(c)(d)           1.40%(c)             1.40%(c)
  Ratio of net investment income/(loss)
    to average net assets                       (0.96%)              (1.00)%              (0.86)%              (0.73)%
  Portfolio turnover rate                         59%                40%###                 44%                  35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.40%(b)             1.50%(e)               1.48%                1.46%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.44
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.14)
  Net realized and unrealized gain/(loss)
    on investments                               (6.58)
  Net increase/(decrease) in net asset
    value from operations                        (6.72)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (2.20)
  Net asset value, end of year                   $13.52
  TOTAL RETURN++                                (31.96)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $146,457
  Ratio of operating expenses to average
    net assets(a)                               1.40%(c)
  Ratio of net investment income/(loss)
    to average net assets                        (0.77)%
  Portfolio turnover rate                          48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.45%

*** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
### Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.37% for Class A shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 1.40% for Class A shares.
(e) The effect of the non-recurring costs assumed by the Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.47% for Class A shares.

COLUMBIA SMALL CAP GROWTH
FUND II***

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $14.22                $9.49               $14.25               $13.08
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.24)               (0.22)               (0.18)               (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               0.15                 4.95                (4.58)                1.37
  Net increase/(decrease) in net asset
    value from operations                       (0.09)                4.73                (4.76)                1.17
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $14.13               $14.22                $9.49               $14.25
  TOTAL RETURN++                                (0.63)%              49.84%              (33.40)%               8.94%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $16,131              $19,367              $12,567              $17,484
  Ratio of operating expenses to average
    net assets(a)                                2.07%             2.13%(c)(d)           2.15%(c)             2.15%(c)
  Ratio of net investment income/(loss)
    to average net assets                       (1.73)%              (1.75)%              (1.61)%              (1.48)%
  Portfolio turnover rate                         59%                40%###                 44%                  35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  2.15%(b)             2.25%(e)               2.23%                2.21%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $21.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.23)
  Net realized and unrealized gain/(loss)
    on investments                               (6.43)
  Net increase/(decrease) in net asset
    value from operations                        (6.66)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (2.20)
  Net asset value, end of year                   $13.08
  TOTAL RETURN++                                (32.45)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $11,744
  Ratio of operating expenses to average
    net assets(a)                               2.15%(c)
  Ratio of net investment income/(loss)
    to average net assets                        (1.52)%
  Portfolio turnover rate                          48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     2.20%

*** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
### Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have 2.12% for Class B shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 2.15% for Class B shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.22% for Class B shares.

COLUMBIA SMALL CAP GROWTH
FUND II***

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $14.42                $9.62               $14.45               $13.26
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.24)               (0.22)               (0.18)               (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               0.15                 5.02                (4.65)                1.39
  Net increase/(decrease) in net asset
    value from operations                       (0.09)                4.80                (4.83)                1.19
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $14.33               $14.42                $9.62               $14.45
  TOTAL RETURN++                                (0.62)%              49.90%              (33.43)%               8.97%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $3,651               $5,454               $3,644               $3,871
  Ratio of operating expenses to average
    net assets(a)                                2.07%             2.13%(c)(d)           2.15%(c)             2.15%(c)
  Ratio of net investment income/(loss)
    to average net assets                       (1.73)%              (1.75)%              (1.61)%              (1.48)%
  Portfolio turnover rate                         59%                40%###                 44%                  35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  2.15%(b)             2.25%(e)               2.23%                2.21%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.21
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.25)
  Net realized and unrealized gain/(loss)
    on investments                               (6.50)
  Net increase/(decrease) in net asset
    value from operations                        (6.75)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (2.20)
  Net asset value, end of year                   $13.26
  TOTAL RETURN++                                (32.46)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,813
  Ratio of operating expenses to average
    net assets(a)                               2.15%(c)
  Ratio of net investment income/(loss)
    to average net assets                        (1.52)%
  Portfolio turnover rate                          48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     2.20%

*** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
### Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class C shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 2.15% for Class C shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.22% for Class C shares.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

COLUMBIA CONVERTIBLE SECURITIES FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.09%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.91%            $ 9,793.52      $  679.74
       2           10.25%            $10,391.06              7.97%            $10,176.44      $  108.84
       3           15.76%            $10,910.62             12.19%            $10,574.34      $  113.09
       4           21.55%            $11,456.15             16.58%            $10,987.80      $  117.51
       5           27.63%            $12,028.95             21.14%            $11,417.42      $  122.11
       6           34.01%            $12,630.40             25.88%            $11,863.84      $  126.88
       7           40.71%            $13,261.92             30.80%            $12,327.72      $  131.84
       8           47.75%            $13,925.02             35.91%            $12,809.73      $  137.00
       9           55.13%            $14,621.27             41.23%            $13,310.59      $  142.36
      10           62.89%            $15,352.33             46.75%            $13,831.04      $  147.92
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,406.04
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,827.29

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA CONVERTIBLE SECURITIES FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.84%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.16%            $10,316.00      $  186.91
       2           10.25%            $11,025.00              6.42%            $10,641.99      $  192.81
       3           15.76%            $11,576.25              9.78%            $10,978.27      $  198.91
       4           21.55%            $12,155.06             13.25%            $11,325.19      $  205.19
       5           27.63%            $12,762.82             16.83%            $11,683.06      $  211.68
       6           34.01%            $13,400.96             20.52%            $12,052.25      $  218.36
       7           40.71%            $14,071.00             24.33%            $12,433.10      $  225.27
       8           47.75%            $14,774.55             28.26%            $12,825.98      $  232.38
       9           55.13%            $15,513.28             33.27%            $13,327.48      $  142.54
      10           62.89%            $16,288.95             38.49%            $13,848.58      $  148.11
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,848.58
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,962.15

COLUMBIA CONVERTIBLE SECURITIES FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.84%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.16%            $10,316.00      $  186.91
       2           10.25%            $11,025.00              6.42%            $10,641.99      $  192.81
       3           15.76%            $11,576.25              9.78%            $10,978.27      $  198.91
       4           21.55%            $12,155.06             13.25%            $11,325.19      $  205.19
       5           27.63%            $12,762.82             16.83%            $11,683.06      $  211.68
       6           34.01%            $13,400.96             20.52%            $12,052.25      $  218.36
       7           40.71%            $14,071.00             24.33%            $12,433.10      $  225.27
       8           47.75%            $14,774.55             28.26%            $12,825.98      $  232.38
       9           55.13%            $15,513.28             32.31%            $13,231.28      $  239.73
      10           62.89%            $16,288.95             36.49%            $13,649.39      $  247.30
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,649.39
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,158.54

COLUMBIA ASSET ALLOCATION FUND II -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.25%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.75%            $ 9,778.44      $  695.02
       2           10.25%            $10,391.06              7.64%            $10,145.13      $  124.52
       3           15.76%            $10,910.62             11.68%            $10,525.57      $  129.19
       4           21.55%            $11,456.15             15.87%            $10,920.28      $  134.04
       5           27.63%            $12,028.95             20.21%            $11,329.79      $  139.06
       6           34.01%            $12,630.40             24.72%            $11,754.66      $  144.28
       7           40.71%            $13,261.92             29.39%            $12,195.46      $  149.69
       8           47.75%            $13,925.02             34.25%            $12,652.79      $  155.30
       9           55.13%            $14,621.27             39.28%            $13,127.27      $  161.13
      10           62.89%            $15,352.33             44.50%            $13,619.54      $  167.17
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,194.54
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,999.40

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA ASSET ALLOCATION FUND II -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.00%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.00%            $10,300.00      $  203.00
       2           10.25%            $11,025.00              6.09%            $10,609.00      $  209.09
       3           15.76%            $11,576.25              9.27%            $10,927.27      $  215.36
       4           21.55%            $12,155.06             12.55%            $11,255.09      $  221.82
       5           27.63%            $12,762.82             15.93%            $11,592.74      $  228.48
       6           34.01%            $13,400.96             19.41%            $11,940.52      $  235.33
       7           40.71%            $14,071.00             22.99%            $12,298.74      $  242.39
       8           47.75%            $14,774.55             26.68%            $12,667.70      $  249.66
       9           55.13%            $15,513.28             31.43%            $13,142.74      $  161.32
      10           62.89%            $16,288.95             36.36%            $13,635.59      $  167.36
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,635.59
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,133.82

COLUMBIA ASSET ALLOCATION FUND II -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.00%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.00%            $10,300.00      $  203.00
       2           10.25%            $11,025.00              6.09%            $10,609.00      $  209.09
       3           15.76%            $11,576.25              9.27%            $10,927.27      $  215.36
       4           21.55%            $12,155.06             12.55%            $11,255.09      $  221.82
       5           27.63%            $12,762.82             15.93%            $11,592.74      $  228.48
       6           34.01%            $13,400.96             19.41%            $11,940.52      $  235.33
       7           40.71%            $14,071.00             22.99%            $12,298.74      $  242.39
       8           47.75%            $14,774.55             26.68%            $12,667.70      $  249.66
       9           55.13%            $15,513.28             30.48%            $13,047.73      $  257.15
      10           62.89%            $16,288.95             34.39%            $13,439.16      $  264.87
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,439.16
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,327.17

COLUMBIA LARGE CAP VALUE FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.01%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25             3.99%            $ 9,801.06      $  672.09
       2           10.25%            $10,391.06             8.14%            $10,192.12      $  100.97
       3           15.76%            $10,910.62            12.45%            $10,598.79      $  104.99
       4           21.55%            $11,456.15            16.94%            $11,021.68      $  109.18
       5           27.63%            $12,028.95            21.61%            $11,461.44      $  113.54
       6           34.01%            $12,630.40            26.46%            $11,918.75      $  118.07
       7           40.71%            $13,261.92            31.50%            $12,394.31      $  122.78
       8           47.75%            $13,925.02            36.75%            $12,888.84      $  127.68
       9           55.13%            $14,621.27            42.21%            $13,403.11      $  132.77
      10           62.89%            $15,352.33            47.88%            $13,937.89      $  138.07
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,512.89
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,740.15

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA LARGE CAP VALUE FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.76%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.24%            $10,324.00      $  178.85
       2           10.25%            $11,025.00             6.58%            $10,658.50      $  184.65
       3           15.76%            $11,576.25            10.04%            $11,003.83      $  190.63
       4           21.55%            $12,155.06            13.60%            $11,360.36      $  196.80
       5           27.63%            $12,762.82            17.28%            $11,728.43      $  203.18
       6           34.01%            $13,400.96            21.08%            $12,108.43      $  209.76
       7           40.71%            $14,071.00            25.01%            $12,500.75      $  216.56
       8           47.75%            $14,774.55            29.06%            $12,905.77      $  223.58
       9           55.13%            $15,513.28            34.19%            $13,419.42      $  134.26
      10           62.89%            $16,288.95            39.54%            $13,953.51      $  139.60
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,953.51
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,877.87

COLUMBIA LARGE CAP VALUE FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.76%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.24%            $10,324.00      $  178.85
       2           10.25%            $11,025.00             6.58%            $10,658.50      $  184.65
       3           15.76%            $11,576.25            10.04%            $11,003.83      $  190.63
       4           21.55%            $12,155.06            13.60%            $11,360.36      $  196.80
       5           27.63%            $12,762.82            17.28%            $11,728.43      $  203.18
       6           34.01%            $13,400.96            21.08%            $12,108.43      $  209.76
       7           40.71%            $14,071.00            25.01%            $12,500.75      $  216.56
       8           47.75%            $14,774.55            29.06%            $12,905.77      $  223.58
       9           55.13%            $15,513.28            33.24%            $13,323.92      $  230.82
      10           62.89%            $16,288.95            37.56%            $13,755.61      $  238.30
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,755.61
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,073.14

COLUMBIA MID CAP VALUE FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.16%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25             3.84%            $ 9,786.92      $  686.43
       2           10.25%            $10,391.06             7.83%            $10,162.74      $  115.71
       3           15.76%            $10,910.62            11.97%            $10,552.99      $  120.15
       4           21.55%            $11,456.15            16.27%            $10,958.22      $  124.77
       5           27.63%            $12,028.95            20.73%            $11,379.02      $  129.56
       6           34.01%            $12,630.40            25.37%            $11,815.97      $  134.53
       7           40.71%            $13,261.92            30.18%            $12,269.70      $  139.70
       8           47.75%            $13,925.02            35.18%            $12,740.86      $  145.06
       9           55.13%            $14,621.27            40.37%            $13,230.11      $  150.63
      10           62.89%            $15,352.33            45.76%            $13,738.15      $  156.42
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,313.15
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,902.95

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA MID CAP VALUE FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.91%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.09%            $10,309.00      $  193.95
       2           10.25%            $11,025.00             6.28%            $10,627.55      $  199.94
       3           15.76%            $11,576.25             9.56%            $10,955.94      $  206.12
       4           21.55%            $12,155.06            12.94%            $11,294.48      $  212.49
       5           27.63%            $12,762.82            16.43%            $11,643.48      $  219.06
       6           34.01%            $13,400.96            20.03%            $12,003.26      $  225.83
       7           40.71%            $14,071.00            23.74%            $12,374.16      $  232.80
       8           47.75%            $14,774.55            27.57%            $12,756.52      $  240.00
       9           55.13%            $15,513.28            32.46%            $13,246.37      $  150.82
      10           62.89%            $16,288.95            37.55%            $13,755.03      $  156.61
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,755.03
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,037.62

COLUMBIA MID CAP VALUE FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.91%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.09%            $10,309.00      $  193.95
       2           10.25%            $11,025.00              6.28%            $10,627.55      $  199.94
       3           15.76%            $11,576.25              9.56%            $10,955.94      $  206.12
       4           21.55%            $12,155.06             12.94%            $11,294.48      $  212.49
       5           27.63%            $12,762.82             16.43%            $11,643.48      $  219.06
       6           34.01%            $13,400.96             20.03%            $12,003.26      $  225.83
       7           40.71%            $14,071.00             23.74%            $12,374.16      $  232.80
       8           47.75%            $14,774.55             27.57%            $12,756.52      $  240.00
       9           55.13%            $15,513.28             31.51%            $13,150.70      $  247.41
      10           62.89%            $16,288.95             35.57%            $13,557.06      $  255.06
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,557.06
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,232.67

COLUMBIA LARGE CAP CORE FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.01%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.99%            $ 9,801.06      $  672.09
       2           10.25%            $10,391.06              8.14%            $10,192.12      $  100.97
       3           15.76%            $10,910.62             12.45%            $10,598.79      $  104.99
       4           21.55%            $11,456.15             16.94%            $11,021.68      $  109.18
       5           27.63%            $12,028.95             21.61%            $11,461.44      $  113.54
       6           34.01%            $12,630.40             26.46%            $11,918.75      $  118.07
       7           40.71%            $13,261.92             31.50%            $12,394.31      $  122.78
       8           47.75%            $13,925.02             36.75%            $12,888.84      $  127.68
       9           55.13%            $14,621.27             42.21%            $13,403.11      $  132.77
      10           62.89%            $15,352.33             47.88%            $13,937.89      $  138.07
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,512.89
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,740.15

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA LARGE CAP CORE FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.76%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.24%            $10,324.00      $  178.85
       2           10.25%            $11,025.00              6.58%            $10,658.50      $  184.65
       3           15.76%            $11,576.25             10.04%            $11,003.83      $  190.63
       4           21.55%            $12,155.06             13.60%            $11,360.36      $  196.80
       5           27.63%            $12,762.82             17.28%            $11,728.43      $  203.18
       6           34.01%            $13,400.96             21.08%            $12,108.43      $  209.76
       7           40.71%            $14,071.00             25.01%            $12,500.75      $  216.56
       8           47.75%            $14,774.55             29.06%            $12,905.77      $  223.58
       9           55.13%            $15,513.28             34.21%            $13,420.71      $  132.95
      10           62.89%            $16,288.95             39.56%            $13,956.20      $  138.25
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,956.20
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,875.22

COLUMBIA LARGE CAP CORE FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.76%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.24%            $10,324.00      $  178.85
       2           10.25%            $11,025.00              6.58%            $10,658.50      $  184.65
       3           15.76%            $11,576.25             10.04%            $11,003.83      $  190.63
       4           21.55%            $12,155.06             13.60%            $11,360.36      $  196.80
       5           27.63%            $12,762.82             17.28%            $11,728.43      $  203.18
       6           34.01%            $13,400.96             21.08%            $12,108.43      $  209.76
       7           40.71%            $14,071.00             25.01%            $12,500.75      $  216.56
       8           47.75%            $14,774.55             29.06%            $12,905.77      $  223.58
       9           55.13%            $15,513.28             33.24%            $13,323.92      $  230.82
      10           62.89%            $16,288.95             37.56%            $13,755.61      $  238.30
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,755.61
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,073.14

COLUMBIA MARSICO GROWTH FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.26%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.74%            $ 9,777.50      $  695.98
       2           10.25%            $10,391.06              7.62%            $10,143.17      $  125.50
       3           15.76%            $10,910.62             11.64%            $10,522.53      $  130.19
       4           21.55%            $11,456.15             15.82%            $10,916.07      $  135.06
       5           27.63%            $12,028.95             20.15%            $11,324.33      $  140.11
       6           34.01%            $12,630.40             24.65%            $11,747.86      $  145.35
       7           40.71%            $13,261.92             29.31%            $12,187.23      $  150.79
       8           47.75%            $13,925.02             34.14%            $12,643.03      $  156.43
       9           55.13%            $14,621.27             39.16%            $13,115.88      $  162.28
      10           62.89%            $15,352.33             44.37%            $13,606.42      $  168.35
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,181.42
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,010.06

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA MARSICO GROWTH FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.01%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.99%            $10,299.00      $  204.00
       2           10.25%            $11,025.00              6.07%            $10,606.94      $  210.10
       3           15.76%            $11,576.25              9.24%            $10,924.09      $  216.39
       4           21.55%            $12,155.06             12.51%            $11,250.72      $  222.86
       5           27.63%            $12,762.82             15.87%            $11,587.11      $  229.52
       6           34.01%            $13,400.96             19.34%            $11,933.57      $  236.38
       7           40.71%            $14,071.00             22.90%            $12,290.38      $  243.45
       8           47.75%            $14,774.55             26.58%            $12,657.87      $  250.73
       9           55.13%            $15,513.28             31.31%            $13,131.27      $  162.47
      10           62.89%            $16,288.95             36.22%            $13,622.38      $  168.55
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,622.38
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,144.46

COLUMBIA MARSICO GROWTH FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.01%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.99%            $10,299.00      $  204.00
       2           10.25%            $11,025.00              6.07%            $10,606.94      $  210.10
       3           15.76%            $11,576.25              9.24%            $10,924.09      $  216.39
       4           21.55%            $12,155.06             12.51%            $11,250.72      $  222.86
       5           27.63%            $12,762.82             15.87%            $11,587.11      $  229.52
       6           34.01%            $13,400.96             19.34%            $11,933.57      $  236.38
       7           40.71%            $14,071.00             22.90%            $12,290.38      $  243.45
       8           47.75%            $14,774.55             26.58%            $12,657.87      $  250.73
       9           55.13%            $15,513.28             30.36%            $13,036.34      $  258.23
      10           62.89%            $16,288.95             34.26%            $13,426.12      $  265.95
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,426.12
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,337.61

COLUMBIA MARSICO FOCUSED EQUITIES FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.23%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.77%            $ 9,780.32      $  693.11
       2           10.25%            $10,391.06              7.68%            $10,149.04      $  122.57
       3           15.76%            $10,910.62             11.74%            $10,531.66      $  127.19
       4           21.55%            $11,456.15             15.95%            $10,928.70      $  131.98
       5           27.63%            $12,028.95             20.33%            $11,340.72      $  136.96
       6           34.01%            $12,630.40             24.86%            $11,768.26      $  142.12
       7           40.71%            $13,261.92             29.57%            $12,211.92      $  147.48
       8           47.75%            $13,925.02             34.45%            $12,672.31      $  153.04
       9           55.13%            $14,621.27             39.52%            $13,150.06      $  158.81
      10           62.89%            $15,352.33             44.78%            $13,645.82      $  164.79
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,220.82
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,978.04

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA MARSICO FOCUSED EQUITIES FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.98%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.02%            $10,302.00      $  200.99
       2           10.25%            $11,025.00              6.13%            $10,613.12      $  207.06
       3           15.76%            $11,576.25              9.34%            $10,933.64      $  213.31
       4           21.55%            $12,155.06             12.64%            $11,263.83      $  219.75
       5           27.63%            $12,762.82             16.04%            $11,604.00      $  226.39
       6           34.01%            $13,400.96             19.54%            $11,954.44      $  233.23
       7           40.71%            $14,071.00             23.15%            $12,315.47      $  240.27
       8           47.75%            $14,774.55             26.87%            $12,687.39      $  247.53
       9           55.13%            $15,513.28             31.66%            $13,165.71      $  159.00
      10           62.89%            $16,288.95             36.62%            $13,662.05      $  164.99
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,662.05
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,112.53

COLUMBIA MARSICO FOCUSED EQUITIES FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.98%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.02%            $10,302.00      $  200.99
       2           10.25%            $11,025.00              6.13%            $10,613.12      $  207.06
       3           15.76%            $11,576.25              9.34%            $10,933.64      $  213.31
       4           21.55%            $12,155.06             12.64%            $11,263.83      $  219.75
       5           27.63%            $12,762.82             16.04%            $11,604.00      $  226.39
       6           34.01%            $13,400.96             19.54%            $11,954.44      $  233.23
       7           40.71%            $14,071.00             23.15%            $12,315.47      $  240.27
       8           47.75%            $14,774.55             26.87%            $12,687.39      $  247.53
       9           55.13%            $15,513.28             30.71%            $13,070.55      $  255.00
      10           62.89%            $16,288.95             34.65%            $13,465.28      $  262.70
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,465.28
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,306.25

COLUMBIA MARSICO MID CAP GROWTH FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.23%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25             3.77%            $ 9,780.32      $  693.11
       2           10.25%            $10,391.06             7.68%            $10,149.04      $  122.57
       3           15.76%            $10,910.62            11.74%            $10,531.66      $  127.19
       4           21.55%            $11,456.15            15.95%            $10,928.70      $  131.98
       5           27.63%            $12,028.95            20.33%            $11,340.72      $  136.96
       6           34.01%            $12,630.40            24.86%            $11,768.26      $  142.12
       7           40.71%            $13,261.92            29.57%            $12,211.92      $  147.48
       8           47.75%            $13,925.02            34.45%            $12,672.31      $  153.04
       9           55.13%            $14,621.27            39.52%            $13,150.06      $  158.81
      10           62.89%            $15,352.33            44.78%            $13,645.82      $  164.79
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,220.82
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,978.04

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA MARSICO MID CAP GROWTH FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.98%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.02%            $10,302.00      $  200.99
       2           10.25%            $11,025.00             6.13%            $10,613.12      $  207.06
       3           15.76%            $11,576.25             9.34%            $10,933.64      $  213.31
       4           21.55%            $12,155.06            12.64%            $11,263.83      $  219.75
       5           27.63%            $12,762.82            16.04%            $11,604.00      $  226.39
       6           34.01%            $13,400.96            19.54%            $11,954.44      $  233.23
       7           40.71%            $14,071.00            23.15%            $12,315.47      $  240.27
       8           47.75%            $14,774.55            26.87%            $12,687.39      $  247.53
       9           55.13%            $15,513.28            31.66%            $13,165.71      $  159.00
      10           62.89%            $16,288.95            36.62%            $13,662.05      $  164.99
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,662.05
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,112.53

COLUMBIA MARSICO MID CAP GROWTH FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.98%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.02%            $10,302.00      $  200.99
       2           10.25%            $11,025.00             6.13%            $10,613.12      $  207.06
       3           15.76%            $11,576.25             9.34%            $10,933.64      $  213.31
       4           21.55%            $12,155.06            12.64%            $11,263.83      $  219.75
       5           27.63%            $12,762.82            16.04%            $11,604.00      $  226.39
       6           34.01%            $13,400.96            19.54%            $11,954.44      $  233.23
       7           40.71%            $14,071.00            23.15%            $12,315.47      $  240.27
       8           47.75%            $14,774.55            26.87%            $12,687.39      $  247.53
       9           55.13%            $15,513.28            30.71%            $13,070.55      $  255.00
      10           62.89%            $16,288.95            34.65%            $13,465.28      $  262.70
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,465.28
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,306.25

COLUMBIA MARSICO 21ST CENTURY FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.39%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25             3.61%            $ 9,765.24      $  708.37
       2           10.25%            $10,391.06             7.35%            $10,117.77      $  138.19
       3           15.76%            $10,910.62            11.23%            $10,483.02      $  143.18
       4           21.55%            $11,456.15            15.24%            $10,861.46      $  148.34
       5           27.63%            $12,028.95            19.40%            $11,253.55      $  153.70
       6           34.01%            $12,630.40            23.71%            $11,659.81      $  159.25
       7           40.71%            $13,261.92            28.18%            $12,080.73      $  165.00
       8           47.75%            $13,925.02            32.80%            $12,516.84      $  170.95
       9           55.13%            $14,621.27            37.60%            $12,968.70      $  177.12
      10           62.89%            $15,352.33            42.57%            $13,436.87      $  183.52
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,011.87
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,147.62

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA MARSICO 21ST CENTURY FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              2.14%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             2.86%            $10,286.00      $  217.06
       2           10.25%            $11,025.00             5.80%            $10,580.18      $  223.27
       3           15.76%            $11,576.25             8.83%            $10,882.77      $  229.65
       4           21.55%            $12,155.06            11.94%            $11,194.02      $  236.22
       5           27.63%            $12,762.82            15.14%            $11,514.17      $  242.98
       6           34.01%            $13,400.96            18.43%            $11,843.47      $  249.93
       7           40.71%            $14,071.00            21.82%            $12,182.20      $  257.07
       8           47.75%            $14,774.55            25.31%            $12,530.61      $  264.43
       9           55.13%            $15,513.28            29.83%            $12,982.96      $  177.32
      10           62.89%            $16,288.95            34.52%            $13,451.65      $  183.72
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,451.65
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,281.65

COLUMBIA MARSICO 21ST CENTURY FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              2.14%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             2.86%            $10,286.00      $  217.06
       2           10.25%            $11,025.00             5.80%            $10,580.18      $  223.27
       3           15.76%            $11,576.25             8.83%            $10,882.77      $  229.65
       4           21.55%            $12,155.06            11.94%            $11,194.02      $  236.22
       5           27.63%            $12,762.82            15.14%            $11,514.17      $  242.98
       6           34.01%            $13,400.96            18.43%            $11,843.47      $  249.93
       7           40.71%            $14,071.00            21.82%            $12,182.20      $  257.07
       8           47.75%            $14,774.55            25.31%            $12,530.61      $  264.43
       9           55.13%            $15,513.28            28.89%            $12,888.98      $  271.99
      10           62.89%            $16,288.95            32.58%            $13,257.61      $  279.77
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,257.61
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,472.37

COLUMBIA SMALL CAP VALUE FUND II -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.32%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.68%            $ 9,771.84      $  701.70
       2           10.25%            $10,391.06              7.50%            $10,131.44      $  131.36
       3           15.76%            $10,910.62             11.45%            $10,504.28      $  136.20
       4           21.55%            $11,456.15             15.55%            $10,890.84      $  141.21
       5           27.63%            $12,028.95             19.80%            $11,291.62      $  146.40
       6           34.01%            $12,630.40             24.21%            $11,707.15      $  151.79
       7           40.71%            $13,261.92             28.78%            $12,137.98      $  157.38
       8           47.75%            $13,925.02             33.52%            $12,584.65      $  163.17
       9           55.13%            $14,621.27             38.44%            $13,047.77      $  169.17
      10           62.89%            $15,352.33             43.53%            $13,527.93      $  175.40
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,102.93
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,073.78

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA SMALL CAP VALUE FUND II -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.07%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.93%            $10,293.00      $  210.03
       2           10.25%            $11,025.00              5.95%            $10,594.58      $  216.19
       3           15.76%            $11,576.25              9.05%            $10,905.01      $  222.52
       4           21.55%            $12,155.06             12.25%            $11,224.52      $  229.04
       5           27.63%            $12,762.82             15.53%            $11,553.40      $  235.75
       6           34.01%            $13,400.96             18.92%            $11,891.92      $  242.66
       7           40.71%            $14,071.00             22.40%            $12,240.35      $  249.77
       8           47.75%            $14,774.55             25.99%            $12,598.99      $  257.09
       9           55.13%            $15,513.28             30.63%            $13,062.63      $  169.37
      10           62.89%            $16,288.95             35.43%            $13,543.34      $  175.60
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,543.34
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,208.01

COLUMBIA SMALL CAP VALUE FUND II -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.07%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.93%            $10,293.00      $  210.03
       2           10.25%            $11,025.00              5.95%            $10,594.58      $  216.19
       3           15.76%            $11,576.25              9.05%            $10,905.01      $  222.52
       4           21.55%            $12,155.06             12.25%            $11,224.52      $  229.04
       5           27.63%            $12,762.82             15.53%            $11,553.40      $  235.75
       6           34.01%            $13,400.96             18.92%            $11,891.92      $  242.66
       7           40.71%            $14,071.00             22.40%            $12,240.35      $  249.77
       8           47.75%            $14,774.55             25.99%            $12,598.99      $  257.09
       9           55.13%            $15,513.28             29.68%            $12,968.14      $  264.62
      10           62.89%            $16,288.95             33.48%            $13,348.11      $  272.37
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,348.11
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,400.04

COLUMBIA SMALL CAP GROWTH FUND II -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.18%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.82%            $ 9,785.04      $  688.34
       2           10.25%            $10,391.06              7.79%            $10,158.82      $  117.67
       3           15.76%            $10,910.62             11.90%            $10,546.89      $  122.16
       4           21.55%            $11,456.15             16.18%            $10,949.78      $  126.83
       5           27.63%            $12,028.95             20.62%            $11,368.06      $  131.68
       6           34.01%            $12,630.40             25.22%            $11,802.32      $  136.71
       7           40.71%            $13,261.92             30.01%            $12,253.17      $  141.93
       8           47.75%            $13,925.02             34.97%            $12,721.24      $  147.35
       9           55.13%            $14,621.27             40.13%            $13,207.19      $  152.98
      10           62.89%            $15,352.33             45.48%            $13,711.71      $  158.82
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,286.71
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,924.46

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA SMALL CAP GROWTH FUND II -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.93%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.07%            $10,307.00      $  195.96
       2           10.25%            $11,025.00              6.23%            $10,623.42      $  201.98
       3           15.76%            $11,576.25              9.50%            $10,949.56      $  208.18
       4           21.55%            $12,155.06             12.86%            $11,285.72      $  214.57
       5           27.63%            $12,762.82             16.32%            $11,632.19      $  221.16
       6           34.01%            $13,400.96             19.89%            $11,989.30      $  227.95
       7           40.71%            $14,071.00             23.57%            $12,357.37      $  234.95
       8           47.75%            $14,774.55             27.37%            $12,736.74      $  242.16
       9           55.13%            $15,513.28             32.23%            $13,223.28      $  153.16
      10           62.89%            $16,288.95             37.28%            $13,728.41      $  159.01
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,728.41
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,059.08

COLUMBIA SMALL CAP GROWTH FUND II -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.93%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.07%            $10,307.00      $  195.96
       2           10.25%            $11,025.00              6.23%            $10,623.42      $  201.98
       3           15.76%            $11,576.25              9.50%            $10,949.56      $  208.18
       4           21.55%            $12,155.06             12.86%            $11,285.72      $  214.57
       5           27.63%            $12,762.82             16.32%            $11,632.19      $  221.16
       6           34.01%            $13,400.96             19.89%            $11,989.30      $  227.95
       7           40.71%            $14,071.00             23.57%            $12,357.37      $  234.95
       8           47.75%            $14,774.55             27.37%            $12,736.74      $  242.16
       9           55.13%            $15,513.28             31.28%            $13,127.76      $  249.59
      10           62.89%            $16,288.95             35.31%            $13,530.78      $  257.25
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,530.78
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,253.75

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 (1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400 (1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600 (1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security for commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

SYSTEMATIC ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include
U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500", "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT(R)


Where to find more information

You'll find more information about Columbia Funds Stock Funds in the following documents:



ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611


By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081


On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




SEC file number: 811-09645
Columbia Funds Series Trust


PRO-36/91532-1005

COLUMBIA MANAGEMENT(R)


                                Government & Corporate
                                Bond Funds

                                Prospectus -- Class A, B and C Shares

                                November 1, 2005

                                Columbia Short Term Bond Fund
                                (formerly, Nations Short-Term Income Fund)

                                Columbia Intermediate Core Bond Fund
                                (formerly, Nations Intermediate Bond Fund)

                                Columbia Total Return Bond Fund
                                (formerly, Nations Bond Fund)

                                Columbia High Income Fund
                                (formerly, Nations High Yield Bond Fund)





                                THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

                                ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                 MAY LOSE VALUE
           NOT FDIC-INSURED    NO BANK GUARANTEE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 86.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Funds Government & Corporate Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

The Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities. There's always a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Government & Corporate Bond Funds may be suitable for you if:

  - you're looking for income

  - you have longer-term investment goals

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. THE ADVISER AND COLUMBIA FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR CERTAIN FUNDS.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE SUB-ADVISERS STARTING ON PAGE 34.

--------------------------------------------------------------------------------


COLUMBIA SHORT TERM BOND FUND                                    4
------------------------------------------------------------------
COLUMBIA INTERMEDIATE CORE BOND FUND                            11
------------------------------------------------------------------
COLUMBIA TOTAL RETURN BOND FUND                                 18
------------------------------------------------------------------
COLUMBIA HIGH INCOME FUND                                       25
Sub-adviser: MacKay Shields LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     31
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       34

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        38
     About Class A shares                                       40
        Front-end sales charge                                  41
        Contingent deferred sales charge                        42
     About Class B shares                                       43
        Contingent deferred sales charge                        43
     About Class C shares                                       45
        Contingent deferred sales charge                        45
     When you might not have to pay a sales charge              45
  Buying, selling and exchanging shares                         51
     How orders are processed                                   55
  How selling and servicing agents are paid                     61
  Distributions and taxes                                       63
  Legal matters                                                 66
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            67
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            79
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   86
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA SHORT TERM BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. LEONARD APLET AND RICHARD CUTTS OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS ON PAGE 34.

WHAT ARE CORPORATE FIXED INCOME SECURITIES

THIS FUND FOCUSES ON FIXED INCOME SECURITIES ISSUED BY CORPORATIONS. CORPORATE FIXED INCOME SECURITIES HAVE THE POTENTIAL TO PAY HIGHER INCOME THAN U.S. TREASURY SECURITIES WITH SIMILAR MATURITIES.

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income consistent with minimal fluctuations of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in income-producing securities. Effective September 23, 2005, under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The
                   Fund normally invests at least 65% of its total assets in investment grade fixed income securities. A portfolio manager may choose unrated securities if the portfolio manager believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  - corporate debt securities, including bonds, notes and debentures

  - mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities

  - U.S. government obligations

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be three years or less, and its duration will be three years or less.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; asset-backed securities and corporate securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Short Term Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.


--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              11.08%    4.68%    5.82%    6.08%    3.00%    6.90%    8.45%    5.14%    1.86%    1.03%



              *Year-to-date return as of June 30, 2005: 0.95%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:           3.47%
         WORST: 2ND QUARTER 2004:         -1.11%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury bonds with maturities of one to three years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES     0.04%    4.42%     5.26%      4.76%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -0.73%    2.93%     3.33%      2.84%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.03%    2.86%     3.29%      2.85%



         CLASS B SHARES RETURNS BEFORE TAXES     0.28%    3.85%     4.88%      4.44%



         CLASS C SHARES RETURNS BEFORE TAXES    -0.61%    3.86%     4.84%      4.38%



         MERRILL LYNCH 1-3 TREASURY INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    0.91%    4.93%     5.71%      5.14%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE OCTOBER 2, 1992, JUNE 7, 1993 AND OCTOBER 2, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF CLASS A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

CLASS B SHARES OF THIS FUND ARE ONLY AVAILABLE TO EXISTING SHAREHOLDERS FOR INVESTMENT.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          1.00%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       3.00%        1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                           0.44%        0.44%        0.44%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.06%        0.06%        0.06%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.75%        1.50%        1.50%



         Fee waivers                                 (0.02)%      (0.02)%      (0.02)%
                                                       -------      -------      -------



         Total net expenses(5)                        0.73%        1.48%        1.48%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class B shares on or after October 17, 2005 and sell them within four years of buying them. This charge does not apply to any purchases made by shareholders that held Class B shares of the Fund prior to September 19, 2005. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.30% and an administration fee of 0.14%.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2006. The figures shown here are after waivers. There is no guarantee that these waivers will continue after July 31, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $174     $335      $511      $1,019



         CLASS B SHARES                          $451     $668      $808      $1,578



         CLASS C SHARES                          $251     $472      $817      $1,789

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $151     $468      $808      $1,578



         CLASS C SHARES                          $151     $472      $817      $1,789

COLUMBIA INTERMEDIATE CORE BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. BRIAN DRAINVILLE OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 34.

INTERMEDIATE-TERM SECURITIES

THE PORTFOLIO MANAGER FOCUSES ON FIXED INCOME SECURITIES WITH INTERMEDIATE TERMS. WHILE THESE SECURITIES GENERALLY WON'T EARN AS MUCH INCOME AS SECURITIES WITH LONGER TERMS, THEY TEND TO BE LESS SENSITIVE TO CHANGES IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to obtain interest income and capital appreciation.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Intermediate Core Bond Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in bonds. The Master Portfolio normally invests at least 65% of its assets in intermediate and longer-term fixed income securities that are rated investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations
(CMOs), that are backed by the U.S. government, its agencies or instrumentalities, or corporations.

The Master Portfolio can invest up to 10% of its assets in high yield debt securities.

The Master Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Master Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Master Portfolio may invest in private placement to seek to enhance its yield.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio manager may change the allocations when market conditions change

  - selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Intermediate Core Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses for the Master Portfolio will not rise as high as the portfolio manager expects, or will fall.
      - MORTGAGE-RELATED SECURITIES -- The value of the Master Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.
      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


      - CREDIT RISK -- The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. The Master Portfolio may invest in some securities that are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              14.54%    3.14%    6.54%    7.32%   0.38%**   7.96%    8.23%    8.35%    3.03%    2.27%



              *Year-to-date return as of June 30, 2005: 1.15%
              **The return disclosed has been revised from the 0.02% return disclosed in prior years' prospectuses

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:           4.50%
         WORST: 2ND QUARTER 2004:         -2.73%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Intermediate Government/Credit Index (formerly called the Lehman Intermediate Government Credit Index), an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    -1.05%    5.23%     5.76%      5.05%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -2.23%    3.44%     3.61%      2.87%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                               -0.58%    3.39%     3.59%      2.94%



         CLASS B SHARES RETURNS BEFORE TAXES    -1.45%    5.14%     N/A        5.07%



         CLASS C SHARES RETURNS BEFORE TAXES     0.54%    6.46%     N/A        5.58%



         LEHMAN BROTHERS INTERMEDIATE
           GOVERNMENT/CREDIT INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                3.04%    7.21%     7.16%      6.24%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE JANUARY 24, 1994, OCTOBER 20, 1999 AND NOVEMBER 20, 1996, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM JANUARY 31, 1994.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                           0.54%        0.54%        0.54%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.07%        0.07%        0.07%
                                                       -------      -------      -------



         Total annual Fund operating expenses(7)      0.86%        1.61%        1.61%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses included in the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.39% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (7)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.06%, 1.81% and 1.81%, respectively, for Class A, Class B and Class C shares until July 31, 2006. There is no guarantee that these waivers or limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed under the limitations for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $410     $590      $786      $1,351



         CLASS B SHARES                          $464     $708      $876      $1,710



         CLASS C SHARES                          $264     $508      $876      $1,911

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $164     $508      $876      $1,710



         CLASS C SHARES                          $164     $508      $876      $1,911

COLUMBIA TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. LEONARD APLET, KEVIN CRONK, BRIAN DRAINVILLE, THOMAS LAPOINTE, LAURA OSTRANDER AND MARIE SCHOFIELD OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS ON PAGE 34.

MORE INVESTMENT OPPORTUNITIES

THIS FUND CAN INVEST IN A WIDE RANGE OF FIXED INCOME SECURITIES. THIS ALLOWS THE PORTFOLIO MANAGER TO FOCUS ON SECURITIES THAT OFFER THE POTENTIAL FOR HIGHER RETURNS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks total return by investing in investment grade fixed income securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund normally invests at least 65% of its assets in investment grade fixed income securities. A portfolio manager may choose unrated securities if the portfolio manager believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  - corporate debt securities, including bonds, notes and debentures

  - U.S. government obligations

  - foreign debt securities denominated in U.S. dollars

  - mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities

  - municipal securities

The Fund may invest up to 10% of its total assets in high yield debt securities. The Fund also may invest up to 10% of its total assets in non-US dollar denominated foreign debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Total Return Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the portfolio manager expects, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds or other credit enhancements.

      - INVESTMENT IN ANOTHER COLUMBIA FUND -- The Fund may invest in Columbia Convertible Securities Fund. The Adviser and its affiliates are entitled to receive fees from Columbia Convertible Securities Fund for providing advisory and other services, in the Adviser addition to the fees which they are entitled to receive from Columbia Total Return Bond Fund for services provided directly. Accordingly, shareholders may pay additional fees, unless such fees are waived because of the Fund's investment in another Fund. The Adviser and its affiliates may waive fees which they are entitled to receive from Columbia Convertible Securities Fund, or also Columbia Total Return Bond Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              17.05%    1.92%    8.26%    6.94%   -1.45%    9.83%    7.60%    7.10%    4.64%    4.62%



              *Year-to-date return as of June 30, 2005: 1.97%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:           5.90%
         WORST: 2ND QUARTER 2004:         -2.51%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period of the Lehman Brothers U.S. Aggregate Index, an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES     1.18%    6.05%     6.20%      5.75%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -0.45%    3.99%     3.93%      3.40%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.79%    3.90%     3.89%      3.42%



         CLASS B SHARES RETURNS BEFORE TAXES     0.75%    5.94%     5.87%      5.05%



         CLASS C SHARES RETURNS BEFORE TAXES     2.85%    5.94%     5.90%      5.44%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    4.34%    7.71%     7.72%      7.00%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE NOVEMBER 19, 1992, JUNE 7, 1993 AND NOVEMBER 16, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF CLASS A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price           3.25%        N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)        3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                            0.49%        0.49%        0.49%



         Distribution (12b-1) and shareholder
         servicing fees                                0.25%        1.00%        1.00%



         Other expenses                                0.05%        0.05%        0.05%
                                                      ------       ------       ------



         Total annual Fund operating expenses(6)       0.79%        1.54%        1.54%
                                                      ======       ======       ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.34% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to 1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; and 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.85%, 1.60% and 1.60%, respectively, for Class A, Class B and Class C shares until July 31, 2006. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $403     $569      $749      $1,271



         CLASS B SHARES                          $457     $586      $839      $1,632



         CLASS C SHARES                          $257     $486      $839      $1,834

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $157     $486      $839      $1,632



         CLASS C SHARES                          $157     $486      $839      $1,834

COLUMBIA HIGH INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MACKAY SHIELDS LLC (MACKAY SHIELDS) IS ITS SUB-ADVISER. MACKAY SHIELDS' HIGH YIELD PORTFOLIO MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MACKAY SHIELDS AND ITS HIGH YIELD PORTFOLIO MANAGEMENT TEAM ON PAGE 36.

HIGH YIELD DEBT SECURITIES

THIS FUND INVESTS PRIMARILY IN HIGH YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia High Income Master Portfolio (the
                   Master Portfolio). The Master Portfolio has the same investment objective as the
                   Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "BB" or "B" by Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed to a specific duration. Its duration will generally track the CSFB Global High Yield Index.

The Master Portfolio invests primarily in:

  - Domestic corporate high yield debt securities, including private placements

  - U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  - Zero-coupon bonds

  - U.S. government obligations

  - Equity securities (up to 20% of its assets), which may include convertible securities

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

When selecting investments for the portfolio, the team:

  - focuses on individual security selection ("bottom-up" analysis)

  - uses fundamental credit analysis

  - emphasizes current income while attempting to minimize risk to principal

  - seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  - tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers

The team may sell a security when its market price rises above the target price the team has set, if it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia High Income Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - CREDIT RISK -- The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - LIQUIDITY RISK -- There is a risk that a security held by the Master Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      - FOREIGN INVESTMENT RISK -- Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               8.28%    1.92%   31.14%   11.80%



              *Year-to-date return as of June 30, 2005: -0.89%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:          10.32%
         WORST: 3RD QUARTER 2002:         -5.90%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the CSFB Global High Yield Index, an unmanaged index that mirrors the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                      6.45%    8.84%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS      2.61%    4.90%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                4.67%    5.07%



         CLASS B SHARES RETURNS BEFORE TAXES                      5.99%    8.88%



         CLASS C SHARES RETURNS BEFORE TAXES                      9.98%    9.16%



         CSFB GLOBAL HIGH YIELD INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                          11.95%    8.40%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE FEBRUARY 14, 2000, FEBRUARY 17, 2000 AND MARCH 8, 2000, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM JANUARY 31, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              4.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 N/A(1)    5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                               0.76%     0.76%     0.76%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses                                   0.07%     0.07%     0.07%
                                                           -----     -----     -----



         Total annual Fund operating expenses(7)          1.08%     1.83%     1.83%
                                                           =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.53% and an administration fee of 0.23%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.55% for assets up to $500 million; 0.52% for assets in excess of $500 million and up to $1 billion; 0.49% for assets in excess of $1 billion and up to $1.5 billion; and 0.46% for assets in excess of $1.5 billion.

      (7)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.18%, 1.93% and 1.93%, respectively, for Class A, Class B and Class C shares until July 31, 2006. There is no guarantee that these limitations will continue after July 31, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $580     $802     $1,042     $1,730



         CLASS B SHARES                          $686     $876     $1,190     $1,951



         CLASS C SHARES                          $286     $576       $990     $2,148

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $186     $576       $990     $1,951



         CLASS C SHARES                          $186     $576       $990     $2,148

Other important information

(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already in feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a

        Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar quarter will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 60 calendar days following each quarter-end and will remain posted on the website until the Fund files its next Form N-CSR or Form N-Q.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, LLC AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Columbia Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

FUND                                   PORTFOLIO MANAGERS
COLUMBIA SHORT TERM BOND FUND          LEONARD APLET, RICHARD CUTTS

COLUMBIA INTERMEDIATE CORE BOND        BRIAN DRAINVILLE
  FUND(1)

COLUMBIA TOTAL RETURN BOND FUND        LEONARD APLET, KEVIN CRONK, BRIAN
                                       DRAINVILLE, THOMAS LAPOINTE, LAURA
                                       OSTRANDER, MARIE SCHOFIELD

(1)COLUMBIA INTERMEDIATE CORE BOND FUND DOESN'T HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT INVESTS IN COLUMBIA INTERMEDIATE CORE BOND MASTER PORTFOLIO. THE ADVISER IS THE INVESTMENT ADVISER TO THE MASTER PORTFOLIO.

                                                    BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND  DURING PAST FIVE YEARS
  LEONARD APLET        COLUMBIA SHORT TERM BOND     COLUMBIA MANAGEMENT --
                       FUND SINCE OCTOBER 2004      PORTFOLIO MANAGER SINCE 1987
                       COLUMBIA TOTAL RETURN BOND
                       FUND SINCE OCTOBER 2004



  KEVIN CRONK          COLUMBIA TOTAL RETURN BOND   COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1999



  RICHARD CUTTS        COLUMBIA SHORT TERM BOND     COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1994



  BRIAN DRAINVILLE     COLUMBIA INTERMEDIATE CORE   COLUMBIA MANAGEMENT --
                       BOND FUND SINCE NOVEMBER     PORTFOLIO MANAGER SINCE 1996
                       2004
                       COLUMBIA TOTAL RETURN BOND
                       FUND SINCE MARCH 2005



  THOMAS LAPOINTE      COLUMBIA TOTAL RETURN BOND   COLUMBIA MANAGEMENT --
                       FUND SINCE MARCH 2005        PORTFOLIO MANAGER SINCE 1999



  LAURA OSTRANDER      COLUMBIA TOTAL RETURN BOND   COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1996



  MARIE SCHOFIELD      COLUMBIA TOTAL RETURN BOND   COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1990




Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser uses part of this money to pay the investment sub-adviser for the services it provides to certain Funds.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA SHORT TERM BOND FUND                               0.30%        0.23%



  COLUMBIA INTERMEDIATE CORE BOND FUND(1)                     0.40%        0.40%



  COLUMBIA TOTAL RETURN BOND FUND                             0.40%        0.38%



  COLUMBIA HIGH INCOME FUND(1)                                0.55%        0.55%

(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN COLUMBIA INTERMEDIATE CORE BOND MASTER PORTFOLIO AND COLUMBIA HIGH INCOME MASTER PORTFOLIO, RESPECTIVELY. THE ADVISER IS THE INVESTMENT ADVISER TO THE MASTER PORTFOLIOS.

INVESTMENT SUB-ADVISERS

Columbia Funds and the Adviser engage one or more investment sub-advisers for certain Funds to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the

Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Columbia Funds and the Adviser have engaged the following investment sub-adviser to provide day-to-day portfolio management for certain Funds. This sub-adviser functions under the supervision of the Adviser and the Board of Columbia Funds.

Information about the sub-adviser and the team members of the sub-adviser that are responsible for the day-to-day investment decisions for the Funds is provided below. The SAI provides additional information about the compensation of these team members, other accounts managed by the team members and the team members' ownership of securities in the Funds.

--------------------------------------------------------------------------------

MACKAY SHIELDS LLC

9 WEST 57TH STREET
NEW YORK, NEW YORK 10019

--------------------------------------------------------------------------------


MACKAY SHIELDS LLC


Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. As of June 30, 2004 the firm's 86 investment professionals manage more than $37 billion in assets, including over $15 billion in high yield assets.


MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Columbia High Income Portfolio.

DONALD E. MORGAN, CFA Donald Morgan is a Senior Managing Director and Co-Head of Fixed Income -- High Yield Division of MacKay Shields and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team. Mr. Morgan was promoted to Senior Managing Director in the third quarter of 2002, and promoted to Managing Director in the fourth quarter of 1998. Prior to joining MacKay Shields, Mr. Morgan was a High Yield Analyst with Fidelity Management & Research from June 1994 to May 1997. Mr. Morgan received a BS in Finance from New York University and became a holder of the Chartered Financial Analyst designation in 1998. Mr. Morgan has been in the investment management and research industry since 1994.

J. MATTHEW PHILO, CFA Matt Philo is a Senior Managing Director of MacKay Shields and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team. Mr. Philo was promoted to Senior Managing Director in the fourth quarter of 2004 and promoted to Managing Director in the first quarter of 2000. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo became a holder of the Chartered Financial Analyst designation in 1993. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University. Mr. Philo has been in the investment management and research industry since 1984.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, LLC a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly, as follows:

  GOVERNMENT & CORPORATE BOND FUNDS (EXCEPT COLUMBIA TOTAL
    RETURN BOND FUND,
    COLUMBIA INTERMEDIATE CORE BOND FUND AND COLUMBIA HIGH
    INCOME FUND)                                                0.14%



  COLUMBIA TOTAL RETURN BOND FUND AND COLUMBIA INTERMEDIATE
    CORE BOND FUND                                              0.15%



  COLUMBIA HIGH INCOME FUND                                     0.23%


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC SHARES GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING COLUMBIA FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus except Columbia Short Term Bond Fund, which doesn't offer Class B shares to new investors. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below compares the charges and fees and other features of the share classes.

                                            COLUMBIA INTERMEDIATE
                               COLUMBIA        CORE BOND FUND,         COLUMBIA
                              SHORT TERM    COLUMBIA TOTAL RETURN     HIGH INCOME
 CLASS A SHARES               BOND FUND           BOND FUND              FUND
 MAXIMUM AMOUNT YOU CAN
 BUY                           NO LIMIT            NO LIMIT            NO LIMIT



 MAXIMUM FRONT-END SALES
 CHARGE                         1.00%               3.25%                4.75%



 MAXIMUM DEFERRED SALES
 CHARGE(1)                       NONE                NONE                NONE



 MAXIMUM ANNUAL                 0.25%               0.25%                0.25%
 DISTRIBUTION AND            DISTRIBUTION        DISTRIBUTION        DISTRIBUTION
 SHAREHOLDER SERVICING FEES    (12B-1)/            (12B-1)/            (12B-1)/
                               SERVICE           SERVICE FEE          SERVICE FEE
                                FEE(2)



 CONVERSION FEATURE              NONE                NONE                NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)Columbia Short Term Bond Fund pays this fee under a separate servicing plan.

                                            COLUMBIA INTERMEDIATE
                            COLUMBIA           CORE BOND FUND,           COLUMBIA
                           SHORT TERM       COLUMBIA TOTAL RETURN       HIGH INCOME
 CLASS B SHARES             BOND FUND             BOND FUND                FUND
 MAXIMUM AMOUNT YOU
 CAN BUY                     $50,000               $50,000                $50,000



 MAXIMUM FRONT-END
 SALES CHARGE                 NONE                   NONE                  NONE



 MAXIMUM DEFERRED
 SALES CHARGE               3.00%(1)               3.00%(1)              5.00%(1)



 REDEMPTION FEE               NONE                   NONE                  NONE



 MAXIMUM ANNUAL               0.75%                 0.75%                  0.75%
 DISTRIBUTION AND         DISTRIBUTION           DISTRIBUTION          DISTRIBUTION
 SHAREHOLDER SERVICING   (12B-1) FEE AND       (12B-1) FEE AND        (12B-1) FEE AND
 FEES                   0.25% SERVICE FEE     0.25% SERVICE FEE      0.25% SERVICE FEE



 CONVERSION FEATURE            YES                   YES                    YES

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                            COLUMBIA INTERMEDIATE
                            COLUMBIA           CORE BOND FUND,           COLUMBIA
                           SHORT TERM       COLUMBIA TOTAL RETURN       HIGH INCOME
 CLASS C SHARES             BOND FUND             BOND FUND                FUND
 MAXIMUM AMOUNT YOU
 CAN BUY                   $1 MILLION             $1 MILLION            $1 MILLION



 MAXIMUM FRONT-END
 SALES CHARGE                 NONE                   NONE                  NONE



 MAXIMUM DEFERRED
 SALES CHARGE(1)              1.00%                 1.00%                  1.00%



 REDEMPTION FEE               NONE                   NONE                  NONE



 MAXIMUM ANNUAL               0.75%                 0.75%                  0.75%
 DISTRIBUTION AND         DISTRIBUTION           DISTRIBUTION          DISTRIBUTION
 SHAREHOLDER SERVICING   (12B-1) FEE AND       (12B-1) FEE AND        (12B-1) FEE AND
 FEES                   0.25% SERVICE FEE     0.25% SERVICE FEE      0.25% SERVICE FEE



 CONVERSION FEATURE           NONE                   NONE                  NONE

(1)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARE GRAPHIC)  ABOUT CLASS A SHARES

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

      COLUMBIA SHORT TERM BOND FUND




                                                                              AMOUNT
                                                                             RETAINED
                                                        SALES CHARGE(1)     BY SELLING
                                      SALES CHARGE(1)    AS A % OF THE        AGENTS
                                       AS A % OF THE      NET AMOUNT      AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED       OFFERING PRICE
           $0 - $99,999                   1.00%             1.01%             0.75%



           $100,000 - $249,999            0.75%             0.76%             0.50%



           $250,000 - $999,999            0.50%             0.50%             0.40%



           $1,000,000 OR MORE             0.00%             0.00%           1.00%(2)

      COLUMBIA INTERMEDIATE CORE BOND FUND
      COLUMBIA TOTAL RETURN BOND FUND




                                                                              AMOUNT
                                                                             RETAINED
                                                        SALES CHARGE(1)     BY SELLING
                                      SALES CHARGE(1)    AS A % OF THE        AGENTS
                                       AS A % OF THE      NET AMOUNT      AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED       OFFERING PRICE
           $0 - $99,999                   3.25%             3.36%             3.00%



           $100,000 - $249,999            2.50%             2.56%             2.25%



           $250,000 - $499,999            2.00%             2.04%             1.75%



           $500,000 - $999,999            1.50%             1.53%             1.25%



           $1,000,000 OR MORE             0.00%             0.00%           1.00%(2)

      COLUMBIA HIGH INCOME FUND




                                                                              AMOUNT
                                                                             RETAINED
                                                        SALES CHARGE(1)     BY SELLING
                                      SALES CHARGE(1)    AS A % OF THE        AGENTS
                                       AS A % OF THE      NET AMOUNT      AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED       OFFERING PRICE
           $0 - $49,999                   4.75%             4.99%             4.25%



           $50,000 - $99,999              4.50%             4.71%             4.00%



           $100,000 - $249,999            3.50%             3.63%             3.00%



           $250,000 - $499,999            2.50%             2.56%             2.25%



           $500,000 - $999,999            2.00%             2.04%             1.75%



           $1,000,000 OR MORE             0.00%             0.00%           1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      Your selling agent receives a cumulative commission from the Distributor when you purchase $1 million or more of Class A shares, as follows:

         $0 - $2,999,999                                                   1.00%



         $3 MILLION - $49,999,999                                          0.50%



         $50 MILLION OR MORE                                               0.25%




      The commission to selling agents for Class A share purchases of $50 million or more is paid beginning in the 13th month but only to the extent the shares remain outstanding. For certain group retirement plans, selling agents will receive a 1% finder's fee from $0-$3 million.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $50,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT EXCEED THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------


(B SHARES GRAPHIC) ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you held shares of Columbia Short Term Bond Fund prior to September 19, 2005

        - you became a shareholder of Columbia Short Term Bond Fund on or after September 19, 2005 but purchased your shares prior to October 17, 2005

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

      COLUMBIA SHORT TERM BOND FUND
      COLUMBIA INTERMEDIATE CORE BOND FUND
      COLUMBIA TOTAL RETURN BOND FUND




                           IF YOU SELL YOUR SHARES
                          DURING THE FOLLOWING YEAR:                   YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                            3.0%



         THE SECOND YEAR YOU OWN THEM                                           3.0%



         THE THIRD YEAR YOU OWN THEM                                            2.0%



         THE FOURTH YEAR YOU OWN THEM                                           1.0%



         AFTER FOUR YEARS OF OWNING THEM                                        NONE

      COLUMBIA HIGH INCOME FUND




         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                    YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                            5.0%



         THE SECOND YEAR YOU OWN THEM                                           4.0%



         THE THIRD YEAR YOU OWN THEM                                            3.0%



         THE FOURTH YEAR YOU OWN THEM                                           3.0%



         THE FIFTH YEAR YOU OWN THEM                                            2.0%



         THE SIXTH YEAR YOU OWN THEM                                            1.0%



         AFTER SIX YEARS OF OWNING THEM                                         NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares generally convert automatically to Class A shares according to the following schedule:

      COLUMBIA INTERMEDIATE CORE BOND FUND
      COLUMBIA TOTAL RETURN BOND FUND




                                                                  WILL CONVERT TO CLASS A SHARES
                       CLASS B SHARES YOU BOUGHT                    AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                            EIGHT YEARS



         BETWEEN AUGUST 1, 1998 AND NOVEMBER 15, 1998



         $0 - $249,999                                                        SIX YEARS



         $250,000 - $499,999                                                  SIX YEARS



         $500,000 - $999,999                                                 FIVE YEARS

      COLUMBIA HIGH INCOME FUND




                                                                  WILL CONVERT TO CLASS A SHARES
                       CLASS B SHARES YOU BOUGHT                    AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                            EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998



         $0 - $249,999                                                       NINE YEARS



         $250,000 - $499,999                                                  SIX YEARS



         $500,000 - $999,999                                                 FIVE YEARS



         BEFORE AUGUST 1, 1997                                              EIGHT YEARS

      In addition, Class B shares of Columbia Short Term Bond Fund will convert automatically to Class A shares eight years after they are purchased.

The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15(th) day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


(C SHARES GRAPHIC) ABOUT CLASS C SHARES

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases over $1 million may be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a waived or reduced front-end sales charge, (often referred to as "breakpoint discounts"), or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and at www.columbiafunds.com and may also be discussed in the SAI. Please contact your investment professional or contact Columbia Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

      The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Columbia Funds.

      The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds Family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES



      (Class A shares)

      There are two ways you can lower the front-end sales charge you pay on Class A shares:

        - RIGHTS OF ACCUMULATION
            The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price. Index Funds (including Columbia Large Cap Enhanced Core Fund) and Money Market Funds, except Class B and Class C shares of Columbia Money Market Funds, don't qualify for rights of accumulation.

        - LETTER OF STATEMENT
            You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
          The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - Individual accounts

           - Joint accounts

           - Certain IRA accounts

           - Certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia Family Fund shares. The value of your investment in a Columbia Family Money Market Fund held in an eligible account may be aggregated with your investments in other funds in the

            Columbia Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount.

           - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
               The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

           - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS? Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Columbia Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Columbia Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only
        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Columbia Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

        - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Class A shares of Columbia Funds (except Money Market Funds), or

          - sign a letter of intent to buy at least $500,000 of Class A shares of Columbia Funds (except Money Market Funds), or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Class A, Class B and Class C shares)

      You won't pay a CDSC on the following transactions:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - The sole shareholder on an individual account

        - A joint tenant where the surviving joint tenant is the deceased's spouse

        - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - The disability must arise after the purchase of shares and

        - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability, and

        - A letter from a physician must be signed under penalty of perjury stating the nature of the disability

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - The grantor of the trust is the sole trustee and the sole life beneficiary

        - Death occurs following the purchase and

        - The trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A. You can invest up to
                                         - $25 for traditional and Roth IRAs,       $50,000 in Class B shares. Class C
                                         and Coverdell Education Savings            shares purchases are limited to $1
                                           Accounts                                 million.
                                         - no minimum for certain fee-based
                                           accounts and certain retirement plan     Class B shares are only available to
                                           accounts like 401(k) plans and SEP       existing customers of Columbia Short
                                           accounts, but other restrictions         Term Income Fund.
                                           apply
                                         minimum additional investment:
                                         - $25 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50

Selling shares    In a lump sum          - shares sold by telephone are limited     A Fund will generally send proceeds
                                         to $100,000 in a 30-day period             from the sale to you within seven days
                                         - other restrictions may apply to          (usually on the next business day after
                                           withdrawals from retirement plan         your request is received in "good
                                           accounts                                 form"). However, if you purchased your
                                                                                    shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 15 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                         fee based accounts                         withdrawals any day of the month on a
                                                                                    monthly, quarterly, or a semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a class.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class A
  shares                                   exchanges                                shares for Class A shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.
                                                                                    You can generally exchange your Class B
                                                                                    shares for Class B shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.
                                                                                    You can generally exchange your Class C
                                                                                    shares for Class C shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.
                                                                                    You won't pay a front-end sales charge
                                                                                    or CDSC on the shares you're
                                                                                    exchanging. There may be an additional
                                                                                    sales charge if exchanging from a Money
                                                                                    Market Fund. Redemption fees may apply.

                  Using our Automatic    minimum $100 per exchange                  You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT




      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts or for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to $100,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirements.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES         EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of one Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of a Fund for Class A shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Class A shares was of a Columbia Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of a Fund for Class B shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Class C shares of a Columbia Money Market Fund from an exchange of Class B shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Class C shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of a Fund for Class C shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT SIGN GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 4.25% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                               MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                  AND SHAREHOLDER SERVICING FEES
                           (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
CLASS A SHARES     0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                   SERVICING FEE

CLASS B SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                   FEE

CLASS C SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                   FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

     - up to 1.00% of the offering price per share of Class A shares

     - up to 1.00% of the net asset value per share of Class B shares

     - up to 1.00% of the net asset value per share of Class C shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Columbia Funds' transfer agent. The Columbia Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, all of the Funds, except Columbia Intermediate Core Bond Fund and Columbia High Income Fund, declare distributions of net investment income daily and pay them monthly. Columbia Intermediate Core Bond Fund and Columbia High Income Fund normally declare and pay distributions of net investment income monthly. The Funds may, however, declare and pay distributions of net investment income more frequently. If a Fund purchases bonds at a price less than a bond's principal amount, the Fund generally will be required to include a portion of the difference or discount in its annual ordinary income, and make distributions to shareholders representing such discount, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. The Fund may be required to sell securities held by the Fund to obtain the cash required to pay such distributions.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.
We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Absent further legislation, those reduced rates of tax will expire after December 31, 2008.

No other Fund distributions were expected to qualify for reduced taxation under the Internal Revenue Code. Corporate shareholders generally won't be able to deduct any distributions from a Fund when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year, their federal tax status and how much of the income from zero coupon bonds has been allocated to you. Foreign, state and local taxes may also apply to distributions.

--------------------------------------------------------------------------------



 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" (now, the Advisor)) and BACAP Distributors, LLC (which has subsequently merged into the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust (now known as Columbia Funds Series Trust), the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 6, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a "motion to dismiss" that is pending. Discovery has recently been initiated. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Columbia Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA SHORT TERM BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.07               $10.10                $9.83                $9.81
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.21                 0.20                 0.28                 0.45
  Net realized and unrealized gain/(loss)
    on investments                              (0.23)                0.02                 0.30                 0.02
  Net increase/(decrease) in net asset
    value from operations                       (0.02)                0.22                 0.58                 0.47
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.21)               (0.20)               (0.28)               (0.45)
  Distributions from net realized gains         (0.02)               (0.05)               (0.03)                 --
  Total dividends and distributions             (0.23)               (0.25)               (0.31)               (0.45)
  Net asset value, end of year                   $9.82               $10.07               $10.10                $9.83
  TOTAL RETURN++                                (0.19)%               2.23%                6.01%                4.91%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $38,130             $122,202             $130,036              $99,453
  Ratio of operating expenses to average
    net assets(a)                                0.73%              0.72%(c)               0.75%                0.77%
  Ratio of net investment income/(loss)
    to average net assets                        2.10%                1.99%                2.74%                4.54%
  Portfolio turnover rate                        128%                 164%                  54%                  80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.83%(b)             0.85%(d)               0.85%                0.87%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.56
  Net realized and unrealized gain/(loss)
    on investments                                0.30
  Net increase/(decrease) in net asset
    value from operations                         0.86
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.56)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.56)
  Net asset value, end of year                    $9.81
  TOTAL RETURN++                                  9.28%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $7,658
  Ratio of operating expenses to average
    net assets(a)                                 0.76%
  Ratio of net investment income/(loss)
    to average net assets                         5.79%
  Portfolio turnover rate                          42%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.86%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.81% for Class A shares.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.82% for Class A shares.

COLUMBIA SHORT TERM BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.07               $10.09                $9.83                $9.80
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.14                 0.13                 0.21                 0.38
  Net realized and unrealized gain/(loss)
    on investments                              (0.24)                0.03                 0.29                 0.03
  Net increase/(decrease) in net asset
    value from operations                       (0.10)                0.16                 0.50                 0.41
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)               (0.13)               (0.21)               (0.38)
  Distributions from net realized gains         (0.02)               (0.05)               (0.03)                 --
  Total dividends and distributions             (0.16)               (0.18)               (0.24)               (0.38)
  Net asset value, end of year                   $9.81               $10.07               $10.09                $9.83
  TOTAL RETURN++                                (1.03)%               1.58%                5.12%                4.25%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,477               $1,775               $2,170               $2,511
  Ratio of operating expenses to average
    net assets(a)                                1.48%              1.47%(c)               1.50%                1.52%
  Ratio of net investment income/(loss)
    to average net assets                        1.37%                1.24%                1.99%                3.79%
  Portfolio turnover rate                        128%                 164%                  54%                  80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.58%(b)             1.60%(d)               1.60%                1.62%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.48
  Net realized and unrealized gain/(loss)
    on investments                                0.29
  Net increase/(decrease) in net asset
    value from operations                         0.77
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                    $9.80
  TOTAL RETURN++                                  8.36%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,515
  Ratio of operating expenses to average
    net assets(a)                                 1.51%
  Ratio of net investment income/(loss)
    to average net assets                         5.04%
  Portfolio turnover rate                          42%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.61%

++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.56% for Class B shares.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.57% for Class B shares.

COLUMBIA SHORT TERM BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.07               $10.09                $9.83                $9.80
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.13                 0.13                 0.21                 0.38
  Net realized and unrealized gain/(loss)
    on investments                              (0.23)                0.03                 0.29                 0.03
  Net increase/(decrease) in net asset
    value from operations                       (0.10)                0.16                 0.50                 0.41
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)               (0.13)               (0.21)               (0.38)
  Distributions from net realized gains         (0.02)               (0.05)               (0.03)                 --
  Total dividends and distributions             (0.16)               (0.18)               (0.24)               (0.38)
  Net asset value, end of year                   $9.81               $10.07               $10.09                $9.83
  TOTAL RETURN++                                (1.03)%               1.58%                5.12%                4.23%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $17,980              $32,267              $54,350              $39,515
  Ratio of operating expenses to average
    net assets                                   1.48%              1.47%(c)               1.50%                1.52%
  Ratio of net investment income/(loss)
    to average net assets(a)                     1.36%                1.24%                1.99%                3.79%
  Portfolio turnover rate                        128%                 164%                  54%                  80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.58%(b)             1.60%(d)               1.60%                1.62%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.48
  Net realized and unrealized gain/(loss)
    on investments                                0.29
  Net increase/(decrease) in net asset
    value from operations                         0.77
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                    $9.80
  TOTAL RETURN++                                  8.37%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $833
  Ratio of operating expenses to average
    net assets                                    1.51%
  Ratio of net investment income/(loss)
    to average net assets(a)                      5.04%
  Portfolio turnover rate                          42%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.61%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.56% for Class C shares.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.57% for Class C shares.

COLUMBIA INTERMEDIATE CORE
BOND FUND+++#

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.97                $9.96                $9.43                $9.55
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.28                 0.26                 0.32                 0.47
  Net realized and unrealized gain/(loss)
    on investments                              (0.38)                0.15                 0.65                (0.12)
  Net increase/(decrease) in net asset
    value from operations                       (0.10)                0.41                 0.97                 0.35
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.28)               (0.28)               (0.32)               (0.47)
  Distributions from net realized gains         (0.09)               (0.12)               (0.12)                 --
  Total dividends and distributions             (0.37)               (0.40)               (0.44)               (0.47)
  Net asset value, end of period                 $9.50                $9.97                $9.96                $9.43
  TOTAL RETURN++                                (0.99)%               4.17%               10.43%                3.66%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $21,279              $28,403              $31,915              $58,167
  Ratio of operating expenses to average
    net assets                                   0.89%                0.93%                0.95%                1.03%
  Ratio of net investment income/(loss)
    to average net assets                        2.92%                2.69%                3.21%                4.55%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.93%                0.94%                0.95%                1.11%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $9.15
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.56
  Net realized and unrealized gain/(loss)
    on investments                                0.40
  Net increase/(decrease) in net asset
    value from operations                         0.96
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.56)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.56)
  Net asset value, end of period                  $9.55
  TOTAL RETURN++                                 10.88%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $62,617
  Ratio of operating expenses to average
    net assets                                    1.03%
  Ratio of net investment income/(loss)
    to average net assets                         6.06%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.06%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Intermediate Core Bond Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA INTERMEDIATE CORE
BOND FUND+++#

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.92                $9.91                $9.39                $9.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.21                 0.19                 0.25                 0.40
  Net realized and unrealized gain/(loss)
    on investments                              (0.38)                0.14                 0.64                (0.12)
  Net increase/(decrease) in net asset
    value from operations                       (0.17)                0.33                 0.89                 0.28
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.21)               (0.20)               (0.25)               (0.40)
  Distributions from net realized gains         (0.09)               (0.12)               (0.12)                 --
  Total dividends and distributions             (0.30)               (0.32)               (0.37)               (0.40)
  Net asset value, end of period                 $9.45                $9.92                $9.91                $9.39
  TOTAL RETURN++                                (1.73)%               3.41%                9.59%                2.94%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $8,565               $11,883              $13,739              $7,003
  Ratio of operating expenses to average
    net assets                                   1.64%                1.68%                1.70%                1.78%
  Ratio of net investment income/(loss)
    to average net assets                        2.17%                1.94%                2.46%                3.80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.68%                1.69%                1.70%                1.86%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $9.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.47
  Net realized and unrealized gain/(loss)
    on investments                                0.42
  Net increase/(decrease) in net asset
    value from operations                         0.89
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.51)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.51)
  Net asset value, end of period                  $9.51
  TOTAL RETURN++                                  9.99%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $1,290
  Ratio of operating expenses to average
    net assets                                    1.78%
  Ratio of net investment income/(loss)
    to average net assets                         5.31%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.81%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Intermediate Core Bond Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA INTERMEDIATE CORE
BOND FUND+++#

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $11.07               $11.02               $10.39               $10.47
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.23                 0.20                 0.23                 0.39
  Net realized and unrealized gain/(loss)
    on Investments                              (0.42)                0.17                 0.75                (0.08)
  Net increase/(decrease) in net asset
    value from operations                       (0.19)                0.37                 0.98                 0.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.21)               (0.20)               (0.23)               (0.39)
  Distributions from net realized gains         (0.09)               (0.12)               (0.12)                 --
  Total dividends and distributions             (0.30)               (0.32)               (0.35)               (0.39)
  Net asset value, end of period                $10.58               $11.07               $11.02               $10.39
  TOTAL RETURN++                                (1.74)%               3.42%                9.59%                2.94%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $3,473               $5,222               $5,605               $2,586
  Ratio of operating expenses to average
    net assets                                   1.64%                1.68%                1.70%                1.78%
  Ratio of net investment income/(loss)
    to average net assets                        2.17%                1.94%                2.46%                3.80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.68%                1.69%                1.70%                1.86%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $9.32
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.47
  Net realized and unrealized gain/(loss)
    on Investments                                1.09
  Net increase/(decrease) in net asset
    value from operations                         1.56
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.41)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.41)
  Net asset value, end of period                 $10.47
  TOTAL RETURN++                                 17.06%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $797
  Ratio of operating expenses to average
    net assets                                    1.78%
  Ratio of net investment income/(loss)
    to average net assets                         5.31%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.81%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Columbia Intermediate Core Bond Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA TOTAL RETURN BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.17                $9.99                $9.65                $9.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.31                 0.34                 0.33                 0.50
  Net realized and unrealized gain/(loss)
    on investments                              (0.19)                0.24                 0.53                (0.12)
  Net increase/(decrease) in net asset
    value from operations                        0.12                 0.58                 0.86                 0.38
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.34)               (0.34)               (0.35)               (0.51)
  Distributions from net realized gains         (0.15)               (0.06)               (0.17)                 --
  Total dividends and distributions             (0.49)               (0.40)               (0.52)               (0.51)
  Net asset value, end of year                   $9.80               $10.17                $9.99                $9.65
  TOTAL RETURN++                                 1.21%                5.92%                9.05%                3.96%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $30,409              $38,114              $43,828              $40,902
  Ratio of operating expenses to average
    net assets(a)                                0.83%                0.90%                0.92%              0.93%(c)
  Ratio of net investment income/(loss)
    to average net assets                        3.08%                3.36%                3.25%                5.03%
  Portfolio turnover rate                        402%                 398%                 488%                 314%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.91%(b)             0.93%(d)               0.92%                0.93%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.60
  Net realized and unrealized gain/(loss)
    on investments                                0.41
  Net increase/(decrease) in net asset
    value from operations                         1.01
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.60)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.60)
  Net asset value, end of year                    $9.78
  TOTAL RETURN++                                 11.11%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $27,220
  Ratio of operating expenses to average
    net assets(a)                                 0.92%
  Ratio of net investment income/(loss)
    to average net assets                         6.28%
  Portfolio turnover rate                         120%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.92%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.89% for Class A shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.91% for Class A shares.

COLUMBIA TOTAL RETURN BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.17                $9.99                $9.66                $9.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.23                 0.26                 0.25                 0.43
  Net realized and unrealized gain/(loss)
    on investments                              (0.18)                0.24                 0.52                (0.11)
  Net increase/(decrease) in net asset
    value from operations                        0.05                 0.50                 0.77                 0.32
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.26)               (0.26)               (0.27)               (0.44)
  Distributions from net realized gains         (0.15)               (0.06)               (0.17)                 --
  Total dividends and distributions             (0.41)               (0.32)               (0.44)               (0.44)
  Net asset value, end of year                   $9.81               $10.17                $9.99                $9.66
  TOTAL RETURN++                                 0.55%                5.13%                8.13%                3.29%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $9,707               $13,518              $18,783              $16,877
  Ratio of operating expenses to average
    net assets(a)                                1.58%                1.65%                1.67%              1.68%(c)
  Ratio of net investment income/(loss)
    to average net assets                        2.32%                2.61%                2.50%                4.28%
  Portfolio turnover rate                        402%                 398%                 488%                 314%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.66%(b)             1.68%(d)               1.67%                1.68%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.52
  Net realized and unrealized gain/(loss)
    on investments                                0.41
  Net increase/(decrease) in net asset
    value from operations                         0.93
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.52)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.52)
  Net asset value, end of year                    $9.78
  TOTAL RETURN++                                 10.29%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $6,994
  Ratio of operating expenses to average
    net assets(a)                                 1.67%
  Ratio of net investment income/(loss)
    to average net assets                         5.53%
  Portfolio turnover rate                         120%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.67%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.64% for Class B shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.66% for Class B shares.

COLUMBIA TOTAL RETURN BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.17                $9.99                $9.65                $9.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.23                 0.26                 0.25                 0.43
  Net realized and unrealized gain/(loss)
    on investments                              (0.19)                0.24                 0.53                (0.12)
  Net increase/(decrease) in net asset
    value from operations                        0.04                 0.50                 0.78                 0.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.26)               (0.26)               (0.27)               (0.44)
  Distributions from net realized gains         (0.15)               (0.06)               (0.17)                 --
  Total dividends and distributions             (0.41)               (0.32)               (0.44)               (0.44)
  Net asset value, end of year                   $9.80               $10.17                $9.99                $9.65
  TOTAL RETURN++                                 0.45%                5.13%                8.24%                3.18%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,470               $1,823               $2,823               $2,387
  Ratio of operating expenses to average
    net assets(a)                                1.58%                1.65%                1.67%              1.68%(c)
  Ratio of net investment income/(loss)
    to average net assets                        2.32%                2.61%                2.50%                4.28%
  Portfolio turnover rate                        402%                 398%                 488%                 314%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.66%(b)             1.68%(d)               1.67%                1.68%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.52
  Net realized and unrealized gain/(loss)
    on investments                                0.41
  Net increase/(decrease) in net asset
    value from operations                         0.93
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.52)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.52)
  Net asset value, end of year                    $9.78
  TOTAL RETURN++                                 10.28%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,321
  Ratio of operating expenses to average
    net assets(a)                                 1.67%
  Ratio of net investment income/(loss)
    to average net assets                         5.53%
  Portfolio turnover rate                         120%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.67%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.64% for Class C shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.66% for Class C shares.

COLUMBIA HIGH INCOME FUND+++#

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.79                $8.52                $8.80                $9.22
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.66                 0.70                 0.75                 0.80
  Net realized and unrealized gain/(loss)
    on investments                               0.03                 1.36                (0.28)               (0.32)
  Net increase/(decrease) in net asset
    value from operations                        0.69                 2.06                 0.47                 0.48
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.65)               (0.70)               (0.75)               (0.85)
  Distributions from net realized gains         (0.52)               (0.09)                 --                 (0.05)
  Total dividends and distributions             (1.17)               (0.79)               (0.75)               (0.90)
  Net asset value, end of period                 $9.31                $9.79                $8.52                $8.80
  TOTAL RETURN++                                 7.64%               24.88%                6.07%                5.69%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $134,980             $163,916              $97,154              $31,551
  Ratio of operating expenses to average
    net assets                                   1.09%                1.09%                1.15%                1.18%
  Ratio of net investment income/(loss)
    to average net assets                        6.90%                7.37%                9.22%                9.50%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.09%                1.09%                1.15%                1.25%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $9.88
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.96
  Net realized and unrealized gain/(loss)
    on investments                               (0.58)
  Net increase/(decrease) in net asset
    value from operations                         0.38
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (1.04)
  Distributions from net realized gains            --
  Total dividends and distributions              (1.04)
  Net asset value, end of period                  $9.22
  TOTAL RETURN++                                  3.99%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $8,344
  Ratio of operating expenses to average
    net assets                                    1.18%
  Ratio of net investment income/(loss)
    to average net assets                        10.72%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.70%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia High Income Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA HIGH INCOME FUND+++#

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.77                $8.51                $8.80                $9.21
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.58                 0.64                 0.69                 0.76
  Net realized and unrealized gain/(loss)
    on investments                               0.04                 1.35                (0.29)               (0.33)
  Net increase/(decrease) in net asset
    value from operations                        0.62                 1.99                 0.40                 0.43
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.58)               (0.64)               (0.69)               (0.79)
  Distributions from net realized gains         (0.52)               (0.09)                 --                 (0.05)
  Total dividends and distributions             (1.10)               (0.73)               (0.69)               (0.84)
  Net asset value, end of period                 $9.29                $9.77                $8.51                $8.80
  TOTAL RETURN++                                 6.89%               23.91%                5.20%                5.06%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $130,088             $144,762              $95,110              $64,091
  Ratio of operating expenses to average
    net assets                                   1.84%                1.84%                1.90%                1.93%
  Ratio of net investment income/(loss)
    to average net assets                        6.17%                6.62%                8.47%                8.75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.84%                1.84%                1.90%                2.00%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $9.88
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.92
  Net realized and unrealized gain/(loss)
    on investments                               (0.62)
  Net increase/(decrease) in net asset
    value from operations                         0.30
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.97)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.97)
  Net asset value, end of period                  $9.21
  TOTAL RETURN++                                  3.29%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $22,106
  Ratio of operating expenses to average
    net assets                                    1.93%
  Ratio of net investment income/(loss)
    to average net assets                         9.97%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.45%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia High Income Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA HIGH INCOME FUND+++#

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.74                $8.47                $8.77                $9.19
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.58                 0.64                 0.69                 0.76
  Net realized and unrealized gain/(loss)
    on investments                               0.03                 1.36                (0.30)               (0.34)
  Net increase/(decrease) in net asset
    value from operations                        0.61                 2.00                 0.39                 0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.58)               (0.64)               (0.69)               (0.79)
  Distributions from net realized gains         (0.52)               (0.09)                 --                 (0.05)
  Total dividends and distributions             (1.10)               (0.73)               (0.69)               (0.84)
  Net asset value, end of period                 $9.25                $9.74                $8.47                $8.77
  TOTAL RETURN++                                 6.80%               24.15%                5.09%                4.96%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $49,066              $63,005              $32,453              $15,213
  Ratio of operating expenses to average
    net assets                                   1.84%                1.84%                1.90%                1.93%
  Ratio of net investment income/(loss)
    to average net assets                        6.21%                6.62%                8.47%                8.75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.84%                1.84%                1.90%                2.00%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $9.87
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.90
  Net realized and unrealized gain/(loss)
    on investments                               (0.61)
  Net increase/(decrease) in net asset
    value from operations                         0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.97)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.97)
  Net asset value, end of period                  $9.19
  TOTAL RETURN++                                  3.20%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $1,891
  Ratio of operating expenses to average
    net assets                                    1.93%
  Ratio of net investment income/(loss)
    to average net assets                         9.97%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.45%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia High Income Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

COLUMBIA SHORT TERM BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.73%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,395.00              4.27%            $10,322.73      $173.81
       2           10.25%            $10,914.75              8.72%            $10,763.51      $ 76.96
       3           15.76%            $11,460.49             13.36%            $11,223.11      $ 80.25
       4           21.55%            $12,033.51             18.21%            $11,702.34      $ 83.68
       5           27.63%            $12,635.19             23.25%            $12,202.03      $ 87.25
       6           34.01%            $13,266.95             28.52%            $12,723.06      $ 90.98
       7           40.71%            $13,930.29             34.00%            $13,266.33      $ 94.86
       8           47.75%            $14,626.81             39.73%            $13,832.80      $ 98.91
       9           55.13%            $15,358.15             45.69%            $14,423.46      $103.14
      10           62.89%            $16,126.06             51.91%            $15,039.35      $107.54
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,226.06
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,139.35
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $997.38

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA SHORT TERM BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.48%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.52%            $10,352.00      $  150.60
       2           10.25%            $11,025.00              7.16%            $10,716.39      $  155.91
       3           15.76%            $11,576.25             10.94%            $11,093.61      $  161.39
       4           21.55%            $12,155.06             14.84%            $11,484.10      $  167.08
       5           27.63%            $12,762.82             18.88%            $11,888.34      $  172.96
       6           34.01%            $13,400.96             23.07%            $12,306.81      $  179.04
       7           40.71%            $14,071.00             27.40%            $12,740.01      $  185.35
       8           47.75%            $14,774.55             31.88%            $13,188.46      $  191.87
       9           55.13%            $15,513.28             37.49%            $13,748.97      $  101.02
      10           62.89%            $16,288.95             43.33%            $14,333.30      $  105.31
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,333.30
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,570.52

COLUMBIA SHORT TERM BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.48%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.52%            $10,352.00      $  150.60
       2           10.25%            $11,025.00              7.16%            $10,716.39      $  155.91
       3           15.76%            $11,576.25             10.94%            $11,093.61      $  161.39
       4           21.55%            $12,155.06             14.84%            $11,484.10      $  167.08
       5           27.63%            $12,762.82             18.88%            $11,888.34      $  172.96
       6           34.01%            $13,400.96             23.07%            $12,306.81      $  179.04
       7           40.71%            $14,071.00             27.40%            $12,740.01      $  185.35
       8           47.75%            $14,774.55             31.88%            $13,188.46      $  191.87
       9           55.13%            $15,513.28             36.53%            $13,652.69      $  198.62
      10           62.89%            $16,288.95             41.33%            $14,133.27      $  205.62
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,133.27
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,768.44

COLUMBIA INTERMEDIATE CORE BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.86%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75              4.14%            $10,075.55      $  409.93
       2           10.25%            $10,666.69              8.45%            $10,492.67      $   88.44
       3           15.76%            $11,200.02             12.94%            $10,927.07      $   92.10
       4           21.55%            $11,760.02             17.62%            $11,379.45      $   95.92
       5           27.63%            $12,348.02             22.49%            $11,850.56      $   99.89
       6           34.01%            $12,965.43             27.56%            $12,341.17      $  104.02
       7           40.71%            $13,613.70             32.84%            $12,852.10      $  108.33
       8           47.75%            $14,294.38             38.34%            $13,384.17      $  112.82
       9           55.13%            $15,009.10             44.06%            $13,938.28      $  117.49
      10           62.89%            $15,759.56             50.03%            $14,515.32      $  122.35
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,840.32
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,351.29

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA INTERMEDIATE CORE BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.61%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.39%            $10,339.00      $  163.73
       2           10.25%            $11,025.00              6.89%            $10,689.49      $  169.28
       3           15.76%            $11,576.25             10.52%            $11,051.87      $  175.02
       4           21.55%            $12,155.06             14.27%            $11,426.52      $  180.95
       5           27.63%            $12,762.82             18.14%            $11,813.88      $  187.09
       6           34.01%            $13,400.96             22.14%            $12,214.37      $  193.43
       7           40.71%            $14,071.00             26.28%            $12,628.44      $  199.98
       8           47.75%            $14,774.55             30.57%            $13,056.55      $  206.76
       9           55.13%            $15,513.28             35.97%            $13,597.09      $  114.61
      10           62.89%            $16,288.95             41.60%            $14,160.01      $  119.36
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,160.01
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,710.20

COLUMBIA INTERMEDIATE CORE BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.61%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.39%            $10,339.00      $  163.73
       2           10.25%            $11,025.00              6.89%            $10,689.49      $  169.28
       3           15.76%            $11,576.25             10.52%            $11,051.87      $  175.02
       4           21.55%            $12,155.06             14.27%            $11,426.52      $  180.95
       5           27.63%            $12,762.82             18.14%            $11,813.88      $  187.09
       6           34.01%            $13,400.96             22.14%            $12,214.37      $  193.43
       7           40.71%            $14,071.00             26.28%            $12,628.44      $  199.98
       8           47.75%            $14,774.55             30.57%            $13,056.55      $  206.76
       9           55.13%            $15,513.28             34.99%            $13,499.16      $  213.77
      10           62.89%            $16,288.95             39.57%            $13,956.78      $  221.02
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,956.78
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,911.03

COLUMBIA TOTAL RETURN BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.79%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75              4.21%            $10,082.32      $  403.04
       2           10.25%            $10,666.69              8.60%            $10,506.78      $   81.33
       3           15.76%            $11,200.02             13.17%            $10,949.12      $   84.75
       4           21.55%            $11,760.02             17.93%            $11,410.08      $   88.32
       5           27.63%            $12,348.02             22.90%            $11,890.44      $   92.04
       6           34.01%            $12,965.43             28.07%            $12,391.03      $   95.91
       7           40.71%            $13,613.70             33.46%            $12,912.69      $   99.95
       8           47.75%            $14,294.38             39.08%            $13,456.31      $  104.16
       9           55.13%            $15,009.10             44.94%            $14,022.83      $  108.54
      10           62.89%            $15,759.56             51.04%            $14,613.19      $  113.11
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,938.19
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,271.15

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA TOTAL RETURN BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.54%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.46%            $10,346.00      $  156.66
       2           10.25%            $11,025.00              7.04%            $10,703.97      $  162.08
       3           15.76%            $11,576.25             10.74%            $11,074.33      $  167.69
       4           21.55%            $12,155.06             14.58%            $11,457.50      $  173.50
       5           27.63%            $12,762.82             18.54%            $11,853.93      $  179.50
       6           34.01%            $13,400.96             22.64%            $12,264.08      $  185.71
       7           40.71%            $14,071.00             26.88%            $12,688.41      $  192.13
       8           47.75%            $14,774.55             31.27%            $13,127.43      $  198.78
       9           55.13%            $15,513.28             36.80%            $13,680.10      $  105.89
      10           62.89%            $16,288.95             42.56%            $14,256.03      $  110.35
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,256.03
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,632.30

COLUMBIA TOTAL RETURN BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.54%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.46%            $10,346.00      $  156.66
       2           10.25%            $11,025.00              7.04%            $10,703.97      $  162.08
       3           15.76%            $11,576.25             10.74%            $11,074.33      $  167.69
       4           21.55%            $12,155.06             14.58%            $11,457.50      $  173.50
       5           27.63%            $12,762.82             18.54%            $11,853.93      $  179.50
       6           34.01%            $13,400.96             22.64%            $12,264.08      $  185.71
       7           40.71%            $14,071.00             26.88%            $12,688.41      $  192.13
       8           47.75%            $14,774.55             31.27%            $13,127.43      $  198.78
       9           55.13%            $15,513.28             35.82%            $13,581.64      $  205.66
      10           62.89%            $16,288.95             40.52%            $14,051.57      $  212.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,051.57
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,834.50

COLUMBIA HIGH INCOME FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.08%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND     END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES        FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,001.25              3.92%            $ 9,898.38      $  579.89
       2           10.25%            $10,501.31              7.99%            $10,286.40      $  109.00
       3           15.76%            $11,026.38             12.23%            $10,689.62      $  113.27
       4           21.55%            $11,577.70             16.63%            $11,108.66      $  117.71
       5           27.63%            $12,156.58             21.20%            $11,544.12      $  122.32
       6           34.01%            $12,764.41             25.95%            $11,996.65      $  127.12
       7           40.71%            $13,402.63             30.89%            $12,466.91      $  132.10
       8           47.75%            $14,072.76             36.02%            $12,955.62      $  137.28
       9           55.13%            $14,776.40             41.35%            $13,463.48      $  142.66
      10           62.89%            $15,515.22             46.89%            $13,991.25      $  148.26
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,990.22
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,466.25
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,729.61

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA HIGH INCOME FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.83%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND     END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES        FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.17%            $10,317.00      $  185.90
       2           10.25%            $11,025.00              6.44%            $10,644.05      $  191.79
       3           15.76%            $11,576.25              9.81%            $10,981.47      $  197.87
       4           21.55%            $12,155.06             13.30%            $11,329.58      $  204.15
       5           27.63%            $12,762.82             16.89%            $11,688.73      $  210.62
       6           34.01%            $13,400.96             20.59%            $12,059.26      $  217.29
       7           40.71%            $14,071.00             24.42%            $12,441.54      $  224.18
       8           47.75%            $14,774.55             28.36%            $12,835.93      $  231.29
       9           55.13%            $15,513.28             33.39%            $13,339.10      $  141.35
      10           62.89%            $16,288.95             38.62%            $13,861.99      $  146.89
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,861.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,951.33

COLUMBIA HIGH INCOME FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.83%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND     END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES        FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.17%            $10,317.00      $  185.90
       2           10.25%            $11,025.00              6.44%            $10,644.05      $  191.79
       3           15.76%            $11,576.25              9.81%            $10,981.47      $  197.87
       4           21.55%            $12,155.06             13.30%            $11,329.58      $  204.15
       5           27.63%            $12,762.82             16.89%            $11,688.73      $  210.62
       6           34.01%            $13,400.96             20.59%            $12,059.26      $  217.29
       7           40.71%            $14,071.00             24.42%            $12,441.54      $  224.18
       8           47.75%            $14,774.55             28.36%            $12,835.93      $  231.29
       9           55.13%            $15,513.28             32.43%            $13,242.83      $  238.62
      10           62.89%            $16,288.95             36.63%            $13,662.63      $  246.18
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,662.63
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,147.90

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated

"BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.



93
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COLUMBIA MANAGEMENT(R)

Where to find more information

You'll find more information about Columbia Funds Government & Corporate Bond Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM


Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




SEC file number: 811-09645
Columbia Funds Series Trust

PRO-36/91533-1005

COLUMBIA MANAGEMENT.


                                    Columbia Marsico Funds

                                    Prospectus -- Class A, B and C Shares

                                    November 1, 2005

                                    Columbia Marsico Growth Fund
                                    (formerly, Nations Marsico Growth Fund)

                                    Columbia Marsico Focused Equities Fund
                                    (formerly, Nations Marsico Focused Equities
                                    Fund)

                                    Columbia Marsico 21st Century Fund
                                    (formerly, Nations Marsico 21st Century
                                    Fund)

                                    Columbia Marsico International Opportunities
                                    Fund
                                    (formerly, Nations Marsico International
                                    Opportunities Fund)














                                    THE SECURITIES AND EXCHANGE COMMISSION (SEC)
                                    HAS NOT APPROVED OR DISAPPROVED THESE
                                    SECURITIES OR DETERMINED IF THIS PROSPECTUS
                                    IS TRUTHFUL OR COMPLETE.

                                    ANY REPRESENTATION TO THE CONTRARY IS A
                                    CRIMINAL OFFENSE.




                     MAY LOSE VALUE
NOT FDIC-INSURED
                   NO BANK GUARANTEE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 76.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Columbia Funds Stock Funds -- Columbia Marsico Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS


Columbia Marsico Funds invest primarily in equity securities. Columbia Marsico Focused Equities Fund and Columbia Marsico Growth Fund invest primarily in securities of large capitalization U.S. companies. Columbia Marsico 21st Century Fund invests primarily in securities of U.S. or foreign companies of any size. Columbia Marsico International Opportunities Fund invests primarily in equity securities of companies outside the U.S.

The Funds have different risk/return characteristics because they invest in different kinds of securities and have varying investment strategies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. There's always a risk that you'll lose money or that you may not earn as much as you expect.

Foreign securities have the potential to provide you with higher returns than many other kinds of investments, but they also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest. There's always the risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU


Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Columbia Marsico Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities or foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION


If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. THE ADVISER AND COLUMBIA FUNDS HAVE ENGAGED A SUB-ADVISER, WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE SUB-ADVISER STARTING ON PAGE 30.

--------------------------------------------------------------------------------


COLUMBIA MARSICO GROWTH FUND                                     4
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
COLUMBIA MARSICO FOCUSED EQUITIES FUND                          10
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
COLUMBIA MARSICO 21ST CENTURY FUND                              16
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND               22
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     28
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       30

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        33
     About Class A shares                                       34
        Front-end sales charge                                  34
        Contingent deferred sales charge                        35
     About Class B shares                                       36
        Contingent deferred sales charge                        36
     About Class C shares                                       37
        Contingent deferred sales charge                        37
     Redemption fees                                            38
     When you might not have to pay a sales charge
        or redemption fee                                       38
  Buying, selling and exchanging shares                         45
     How orders are processed                                   50
  How selling and servicing agents are paid                     56
  Distributions and taxes                                       58
  Legal matters                                                 61
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            62
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            69
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   76
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA MARSICO GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 31.

WHY INVEST IN A GROWTH FUND?

GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio invests primarily in equity securities of large capitalization companies with a market capitalization of $4 billion or more that are selected for their growth potential. It generally holds a core position of between 35 and 50 common stocks. It may hold up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico Growth Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO MAY 10, 2002, THE FUND HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----
               38.62%   52.11%   -15.47%  -19.76%  -15.29%  28.65%   15.39%



               *Year-to-date return as of June 30, 2005: -1.80%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           35.19%
         WORST: 3RD QUARTER 2001:         -17.33%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES              8.75%   -4.27%     7.83%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  8.75%   -4.32%     7.77%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          5.69%   -3.61%     6.82%



         CLASS B SHARES RETURNS BEFORE TAXES              9.50%   -4.24%     7.97%



         CLASS C SHARES RETURNS BEFORE TAXES             13.48%   -3.85%     7.99%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      10.88%   -2.30%     4.77%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS DECEMBER 31, 1997. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STAGE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A     Class B     Class C
         (Fees paid directly from your investment)    Shares      Shares      Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%        N/A         N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)      5.00%(2)    1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the
         Fund's assets)(5)



         Management fees(6)                           0.91%       0.91%       0.91%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%       1.00%       1.00%



         Other expenses                               0.10%       0.10%       0.10%
                                                       -------     -------     -------



         Total annual Fund operating expenses         1.26%       2.01%       2.01%
                                                       =======     =======     =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.69% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $696     $952     $1,227     $2,010



         CLASS B SHARES                          $704     $930     $1,283     $2,144



         CLASS C SHARES                          $304     $630     $1,083     $2,338

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $204     $630     $1,083     $2,144



         CLASS C SHARES                          $204     $630     $1,083     $2,338

COLUMBIA MARSICO FOCUSED EQUITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 31.

WHAT IS A FOCUSED FUND?

A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico Focused Equities Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies with a market capitalization of $4 billion or more. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.


--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico Focused Equities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----
               50.14%   52.85%   -17.32%  -19.11%  -15.73%  31.34%   10.67%



               *Year-to-date return as of June 30, 2005: -1.41%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           33.11%
         WORST: 1ST QUARTER 2001:         -17.82%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investments and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES              4.29%   -5.04%     8.52%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  4.29%   -5.06%     8.42%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          2.79%   -4.22%     7.41%



         CLASS B SHARES RETURNS BEFORE TAXES              4.81%   -5.01%     8.68%



         CLASS C SHARES RETURNS BEFORE TAXES              8.84%   -4.62%     8.73%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      10.88%   -2.30%     4.77%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS DECEMBER 31, 1997. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STAGE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%      N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                   N/A(1)         5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                           0.88%        0.88%        0.88%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.10%        0.10%        0.10%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.23%        1.98%        1.98%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.66% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $693     $943     $1,212     $1,978



         CLASS B SHARES                          $701     $921     $1,268     $2,113



         CLASS C SHARES                          $301     $621     $1,068     $2,306

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $201     $621     $1,068     $2,113



         CLASS C SHARES                          $201     $621     $1,068     $2,306

COLUMBIA MARSICO 21ST CENTURY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOME-TIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST ON PAGE 31.

WHAT IS A MULTI-CAP FUND?

A MULTI-CAP FUND INVESTS IN COMPANIES ACROSS THE CAPITALIZATION SPECTRUM -- SMALL, MID AND LARGE COMPANIES. AS A MULTI-CAP FUND, THIS FUND MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico 21st Century Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size and will generally hold a core position of between 35 and 50 common stocks. The Master Portfolio may invest without limit in foreign securities.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico 21st Century Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO FEBRUARY 1, 2003, THE FUND HAD A DIFFERENT PORTFOLIO MANAGER.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
               -18.64%  -9.80%   48.56%   21.94%



               *Year-to-date return as of June 30, 2005: -4.94%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           22.13%
         WORST: 3RD QUARTER 2001:         -18.96%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies ranked by market capitalization. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                     14.89%    1.42%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     14.89%    1.42%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                9.68%    1.21%



         CLASS B SHARES RETURNS BEFORE TAXES                     16.02%    1.52%



         CLASS C SHARES RETURNS BEFORE TAXES                     20.02%    1.92%



         RUSSELL 3000 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                    11.95%   -2.04%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS APRIL 10, 2000. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STAGE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%      N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                   N/A(1)         5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                           0.97%        0.97%        0.97%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.17%        0.17%        0.17%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.39%        2.14%        2.14%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.75% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $708     $990     $1,292     $2,148



         CLASS B SHARES                          $717     $970     $1,349     $2,282



         CLASS C SHARES                          $317     $670     $1,149     $2,472

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $217     $670     $1,149     $2,282



         CLASS C SHARES                          $217     $670     $1,149     $2,472

COLUMBIA MARSICO INTERNATIONAL
OPPORTUNITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GENDELMAN ON PAGES 31-32.

WHAT IS AN INTERNATIONAL FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico International
                   Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has
                   the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.


--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico International Opportunities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - FUTURES RISK -- The Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Master Portfolio's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
               -14.74%  -7.77%   40.24%   16.76%



               *Year-to-date return as of June 30, 2005: -3.54%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           20.20%
         WORST: 3RD QUARTER 2001:         -18.23%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, TAXES, FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                      10.09%    2.92%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS       9.46%    2.74%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                     6.61%    2.40%



         CLASS B SHARES RETURNS BEFORE TAXES                      10.88%    3.13%



         CLASS C SHARES RETURNS BEFORE TAXES                      14.88%    3.53%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                     20.25%    0.62%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS AUGUST 1, 2000. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STAGE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)    5.00%(2)  1.00%(3)



         Redemption fee (as a percentage of total
         redemption proceeds)(4)                         2.00%     2.00%     2.00%






         ANNUAL FUND OPERATING EXPENSES(5)
         (Expenses that are deducted from the Fund's assets)(6)



         Management fees(7)                              1.02%     1.02%     1.02%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.10%     0.10%     0.10%
                                                          -----     -----     -----



         Total annual Fund operating expenses(8)         1.37%     2.12%     2.12%

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      (5)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (7)The Fund pays an investment advisory fee of 0.80% and an administration fee of 0.22%.

      (8)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.75%, 2.50% and 2.50%, respectively, for Class A, Class B and Class C shares until July 31, 2006. There is no guarantee that these limitations will continue after July 31, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $706     $984     $1,282     $2,127



         CLASS B SHARES                          $715     $964     $1,339     $2,261



         CLASS C SHARES                          $315     $664     $1,139     $2,452

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $215    $664      $1,139     $2,261



         CLASS C SHARES                          $215    $664      $1,139     $2,452

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Master Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Master Portfolios may invest their assets in Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Master Portfolios for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Master Portfolios.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Master Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Master Portfolio may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Master Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Master Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for the Master Portfolios in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, LLC AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Columbia Funds Family, including the Stock Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser uses part of this money to pay the investment sub-adviser for the services it provides to the Funds.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA MARSICO GROWTH FUND(1)                             0.75%        0.72%



  COLUMBIA MARSICO FOCUSED EQUITIES FUND(1)                   0.75%        0.72%



  COLUMBIA MARSICO 21ST CENTURY FUND(1)                       0.75%        0.75%



  COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND(1)        0.80%        0.80%

(1)These Funds don't have their own investment adviser because they invest in Columbia Marsico Growth Master Portfolio, Columbia Marsico Focused Equities Master Portfolio, Columbia Marsico 21st Century Master Portfolio, and Columbia Marsico International Opportunities Master Portfolio, respectively. The Adviser is the investment adviser to the Master Portfolios.

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser engage one or more investment sub-advisers for the Master Portfolios to make day-to-day investment decisions for the Master Portfolio. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Master Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Master Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Master Portfolios have applied for relief from the SEC to permit the Master Portfolios to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Master Portfolios obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Columbia Funds and the Adviser have engaged the following investment sub-adviser to provide day-to-day portfolio management for the Funds. This sub-adviser functions under the supervision of the Adviser and the Board of Columbia Funds.

Information about the sub-adviser and the portfolio managers of the sub-adviser that are responsible for the day-to-day investment decisions for the Funds is provided below. The SAI provides additional information about the compensation of these portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

--------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America in January 2001. Marsico Capital provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital.

Marsico Capital is the investment sub-adviser to:

  - Columbia Marsico Growth Master Portfolio

  - Columbia Marsico Focused Equities Master Portfolio

  - Columbia Marsico 21st Century Master Portfolio

  - Columbia Marsico International Opportunities Master Portfolio

THOMAS F. MARSICO, is the Chief Investment Officer of Marsico Capital, and manages the investment program of Columbia Marsico Focused Equities Master Portfolio and Columbia Marsico Growth Master Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital in 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

CORYDON J. GILCHRIST, CFA, is the portfolio manager of Columbia Marsico 21st Century Master Portfolio and Columbia Marsico MidCap Growth Fund. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he was on a committee that managed several international equity funds. He holds BBA and MBA degrees from the University of Iowa, and holds a CFA charter.

JAMES G. GENDELMAN, is the portfolio manager of Columbia Marsico International Opportunities Master Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, LLC a fee of 0.22% for its services, plus certain out-of-pocket expenses.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class
(ABC SHARE GRAPHIC)


--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING COLUMBIA FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below compares the charges and fees and other features of the share classes.

                                    CLASS A              CLASS B              CLASS C
                                     SHARES               SHARES               SHARES
 MAXIMUM AMOUNT
 YOU CAN BUY                        NO LIMIT             $50,000             $1 MILLION



 MAXIMUM FRONT-END
 SALES CHARGE                        5.75%                 NONE                 NONE



 MAXIMUM DEFERRED
 SALES CHARGE                       NONE(1)              5.00%(2)             1.00%(3)



 REDEMPTION FEE(4)                   2.00%                2.00%                2.00%



 MAXIMUM ANNUAL                0.25% DISTRIBUTION   0.75% DISTRIBUTION   0.75% DISTRIBUTION
 DISTRIBUTION AND               (12B-1)/SERVICE      (12B-1) FEE AND      (12B-1) FEE AND
 SHAREHOLDER                          FEE           0.25% SERVICE FEE    0.25% SERVICE FEE
 SERVICING FEES



 CONVERSION FEATURE                   NONE                 YES                  NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(4)The redemption fee may apply to shares of Columbia Marsico International Opportunities Fund purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made.

Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Investor B or Class C shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARES GRAPHIC) ABOUT CLASS A SHARES
                   There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a
                   CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- FRONT END SALES CHARGES

        - you received shares from reinvested distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                      SALES CHARGE(1)    AMOUNT RETAINED
                                    SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                     AS A % OF THE      NET AMOUNT        AS A % OF THE
         AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED        OFFERING PRICE
         $0 - $49,999                    5.75%             6.10%              5.00%



         $50,000 - $99,999               4.50%             4.71%              3.75%



         $100,000 - $249,999             3.50%             3.63%              2.75%



         $250,000 - $499,999             2.50%             2.56%              2.00%



         $500,000 - $999,999             2.00%             2.04%              1.75%



         $1,000,000 OR MORE              0.00%             0.00%              1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      Your selling agent receives a cumulative commission from the Distributor when you purchase $1 million or more of Class A shares, as follows:

         $0 - $2,999,999                                               1.00%



         $3 MILLION - $49,999,999                                      0.50%



         $50 MILLION OR MORE                                           0.25%

      The commission to selling agents for Class A share purchases of $50 million or more is paid beginning in the 13th month but only to the extent the shares remain outstanding. For certain group retirement plans, selling agents will receive a 1% finder's fee from $0-$3 million.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $50,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT EXCEED THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.
--------------------------------------------------------------------------------


(B SHARES GRAPHIC) ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.


         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                            YOU'LL PAY A CDSC OF:
         ----------------------------------------------------------------------------------------
                                                    SHARES
                                                  YOU BOUGHT       SHARES YOU BOUGHT BETWEEN
                                                    AFTER           8/1/1998 AND 11/15/1998
                                                  11/15/1998       IN THE FOLLOWING AMOUNTS:
                                                  ----------   ----------------------------------
                                                                 $0 -     $250,000 -   $500,000 -
                                                               $249,999    $499,999     $999,999
         THE FIRST YEAR YOU OWN THEM                 5.0%        5.0%        3.0%         2.0%



         THE SECOND YEAR YOU OWN THEM                4.0%        4.0%        2.0%         1.0%



         THE THIRD YEAR YOU OWN THEM                 3.0%        3.0%        1.0%         NONE



         THE FOURTH YEAR YOU OWN THEM                3.0%        3.0%        NONE         NONE



         THE FIFTH YEAR YOU OWN THEM                 2.0%        2.0%        NONE         NONE



         THE SIXTH YEAR YOU OWN THEM                 1.0%        1.0%        NONE         NONE



         AFTER SIX YEARS OF OWNING THEM              NONE        NONE        NONE         NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares generally convert automatically to Class A shares according to the following schedule:

                                                                 WILL CONVERT TO CLASS A SHARES
         CLASS B SHARES YOU BOUGHT                                 AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                           EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
           $0 - $249,999                                                   NINE YEARS
           $250,000 - $499,999                                              SIX YEARS
           $500,000 - $999,999                                             FIVE YEARS



         BEFORE AUGUST 1, 1997                                             NINE YEARS

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.

(C SHARES GRAPHIC) ABOUT CLASS C SHARES
                   There is a $1 million limit to the amount you can purchase in Class C shares.
                   You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases over $1 million may be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      REDEMPTION FEES



      (Class A, Class B and Class C shares)

      Columbia Marsico International Opportunities Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
      Fund) within 60 days of their purchase. The redemption fee is paid to the Fund from which you are redeeming shares (including redemptions by exchange).

      The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

      The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification. We'll redeem any shares that are eligible for a waiver first. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- REDEMPTION FEES. For a discussion of the effects of market timing please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES AND REDEMPTION FEES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE



      You may be eligible for a waived or reduced front-end sales charge, (often referred to as "breakpoint discounts") or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and at www.columbiafunds.com and may also be discussed in the SAI. Please contact your investment professional or contact Columbia Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

      The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Columbia Funds.

      The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Fund family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES



      (Class A shares)

      There are two ways you can lower the front-end sales charge you pay on Class A shares:

         - RIGHTS OF ACCUMULATION
          The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

         - STATEMENT OF INTENT
          You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
          The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - Individual accounts

           - Joint accounts

           - Certain IRA accounts

           - Certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia Fund shares. The value of your investment in a Columbia Money Market Fund held in an eligible account may be aggregated with your investments in other funds in the Columbia Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Columbia Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Columbia Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Columbia Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

        - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Class A shares of Columbia Funds (except Money Market Funds), or

          - sign a letter of intent to buy at least $500,000 of Class A shares of Columbia Funds (except Money Market Funds), or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Class A, Class B and Class C shares)

      You won't pay a CDSC on the following transactions:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - The sole shareholder on an individual account

        - A joint tenant where the surviving joint tenant is the deceased's spouse

        - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - The disability must arise after the purchase of shares and

        - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability, and

        - A letter from a physician must be signed under penalty of perjury stating the nature of the disability

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - The grantor of the trust is the sole trustee and the sole life beneficiary

        - Death occurs following the purchase and

        - The trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

      REDEMPTION FEES



      (Class A, Class B and Class C shares)

      You won't pay an otherwise applicable redemption fee on the following categories of transactions:

        - shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner

        - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Columbia Funds does not have access to information about the individual participant account activity, except where Columbia Funds has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts

        - shares sold by certain investment funds (e.g. Columbia LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to the Adviser that the investment fund is not a vehicle for market timing. The Adviser or its affiliates may manage certain of the approved investment funds

        - shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Adviser that the program is not designed to be a vehicle for market timing

        - shares sold by accounts where Columbia Funds has received information reasonably satisfactory to the Adviser indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders

        - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser

        - shares that were purchased by reinvested dividends

        - shares that are redeemed or exchanged through Columbia Funds' Automatic Withdrawal Plan or Automatic Exchange Feature or similar affiliated or unaffiliated automated plans

        - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

      Columbia Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

      Certain financial institutions or intermediaries may not assess redemption fees on certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). Conversely, certain financial institutions or intermediaries may assess redemption fees on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with the Transfer Agent or with a different financial institution or intermediary. Columbia Funds and its agents reserve the right to permit imposition of the redemption fee under these circumstances. Columbia Funds' ability to assess redemption fees or apply waivers is generally limited by the policies of these financial institutions and intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial institutions and intermediaries that maintain accounts. You should check with your financial institution or intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time periods.

      Columbia Funds reserves the right to impose the redemption fee in the future if it determines that a financial institution or intermediary that previously did not or was not able to assess the redemption fee on underlying shareholders has developed the policy or capability to assess the fee on some or all of its underlying shareholders, however, Columbia Funds may determine not to impose the redemption fee under certain circumstances. From time to time, as circumstances change, Columbia Funds may modify or eliminate certain exemption categories without advance notice to shareholders.

Buying, selling and exchanging shares
(BUYING, SELLING, EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                  Ways to buy, sell or
                        exchange          How much you can buy, sell or exchange              Other things to know
                  --------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum           minimum initial investment:                There is no limit to the amount you can
                                          - $1,000 for regular accounts              invest in Class A. You can invest up to
                                          - $25 for traditional and Roth IRAs,       $50,000 in Class B shares. Class C
                                            and Coverdell Education Savings          share purchases are limited to $1
                                            Accounts                                 million.
                                          - no minimum for certain fee-based
                                            accounts and certain retirement plan
                                            accounts like 401(k) plans and SEP
                                            accounts, but other restrictions
                                            apply minimum additional investment:
                                          - $25 for traditional and Roth IRAs,
                                            and Coverdell Education Savings
                                            Accounts
                                          - $50 for all other accounts

                  Using our Systematic    minimum initial investment:                You can buy shares any day of the month
                  Investment Plan         - $50                                      on a monthly, quarterly, or semi-annual
                                          minimum additional investment:             schedule.
                                          - $50

Selling shares    In a lump sum           - shares sold by telephone are limited     A Fund will generally send proceeds
                                            up to $100,000 in a 30-day period        from the sale to you within seven days
                                          - other restrictions may apply to          (usually on the next business day after
                                            withdrawals from retirement plan         your request is received in "good
                                            accounts                                 form"). However, if you purchased your
                                                                                     shares by check, a Fund may delay
                                                                                     sending the proceeds from the sale of
                                                                                     your shares for up to 15 days after
                                                                                     your purchase to protect against checks
                                                                                     that are returned.

                                                                                     Columbia Marsico International
                                                                                     Opportunities Fund assesses, subject to
                                                                                     limited exceptions, a 2.00% redemption
                                                                                     fee on the proceeds of Fund shares that
                                                                                     are redeemed (either by selling shares
                                                                                     or exchanging into another Fund) within
                                                                                     60 days of their purchase. Please see
                                                                                     CHOOSING A SHARE CLASS -- REDEMPTION
                                                                                     FEES for details.

                  Using our Automatic     - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan         - $5000 requirement waived for certain     $5,000 to set up the plan. You can make
                                            fee based accounts                       withdrawals any day of the month on a
                                                                                     monthly, quarterly or semi-annual
                                                                                     basis. We'll send your money by check
                                                                                     or deposit it directly to your bank
                                                                                     account. No CDSC is deducted if you
                                                                                     withdraw 12% or less of the value of
                                                                                     your shares in a class.

Exchanging        In a lump sum           - new account minimums apply to            You can generally exchange your Class A
  shares                                    exchanges                                shares for Class A shares of any other
                                                                                     Fund distributed by the Distributor.
                                                                                     Some exceptions apply.

                                                                                     You can generally exchange your Class B
                                                                                     shares for Class B shares of any other
                                                                                     Fund distributed by the Distributor.
                                                                                     Some exceptions apply.

                                                                                     You can generally exchange your Class C
                                                                                     shares for Class C shares of any other
                                                                                     Fund distributed by the Distributor.
                                                                                     Some exceptions apply.

                                                                                     You won't pay a front-end sales charge
                                                                                     or CDSC on the shares you're
                                                                                     exchanging. There may be an additional
                                                                                     sales charge if exchanging from a Money
                                                                                     Market Fund. Redemption fees may apply.

                  Ways to buy, sell or
                        exchange          How much you can buy, sell or exchange              Other things to know
                  --------------------    ---------------------------------------    ---------------------------------------
                                                                                     Columbia Marsico International
                                                                                     Opportunities Fund assesses, subject to
                                                                                     limited exceptions, a 2.00% redemption
                                                                                     fee on the proceeds of Fund shares that
                                                                                     are redeemed (either by selling shares
                                                                                     or exchanging into another Fund) within
                                                                                     60 days of their purchase. Please see
                                                                                     CHOOSING A SHARE CLASS -- REDEMPTION
                                                                                     FEES for details.

                  Using our Automatic     - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                   month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts or for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECT. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS (I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATION, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to $100,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

--------------------------------------------------------------------------------

 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.
        - Columbia Marsico International Opportunities Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid the penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirements.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(EXCHANGING SHARES     EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed to the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - Columbia Marsico International Opportunities Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES
      You can generally exchange Class A shares of a Fund for Class A shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Class A shares was of a Columbia Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES
      You can generally exchange Class B shares of a Fund for Class B shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Class C shares of a Columbia Money Market Fund through an exchange of Class B shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Class C shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING CLASS C SHARES
      You can generally exchange Class C shares of a Fund for Class C shares of any other Columbia Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 5.00% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                   AND SHAREHOLDER SERVICING FEES
                            (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
 CLASS A SHARES     0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                    SERVICING FEE



 CLASS B SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                    FEE



 CLASS C SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                    FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

     - up to 1.00% of the offering price per share of Class A shares

     - up to 1.00% of the net asset value per share of Class B shares

     - up to 1.00% of the net asset value per share of Class C shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Columbia Funds' Transfer Agent. The Columbia Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare and pay distributions of net investment income annually. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

FOREIGN TAXES

Mutual funds that maintain most of their portfolio in foreign securities -- like Columbia Marsico International Opportunities Fund -- have special tax considerations. If more than half of the Fund's assets consist of foreign securities for a taxable year and the Fund makes a special election for the taxable year, you'll generally be required to:

  - include in your gross income your proportional amount of foreign income taxes paid by the Fund

  - treat this amount as foreign income taxes you paid directly

  - either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

We cannot assure you that a Fund will make this special election for a taxable year, even if it is eligible to.

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply
  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records


  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" (now, the Advisor)) and BACAP Distributors, LLC (which has subsequently merged into the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust (now known as Columbia Funds Series Trust), the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 6, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a "motion to dismiss" that is pending. Discovery has recently been initiated. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Columbia Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.80               $11.86               $14.72               $14.87
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.03)               (0.06)               (0.08)               (0.09)
  Net realized and unrealized gain/(loss)
    on investments                               1.27                 4.00                (2.78)               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        1.24                 3.94                (2.86)               (0.15)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of the year              $17.04               $15.80               $11.86               $14.72
  TOTAL RETURN++                                 7.85%               33.22%              (19.43)%              (1.01)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $988,948             $546,537             $279,840             $217,963
  Ratio of operating expenses to average
    net assets                                   1.30%                1.37%                1.42%                1.39%
  Ratio of net investment income/(loss)
    to average net assets                       (0.21)%              (0.42)%              (0.62)%              (0.64)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.33%(a)             1.39%(b)               1.42%                1.39%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $21.62
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.05)
  Net realized and unrealized gain/(loss)
    on investments                               (6.54)
  Net increase/(decrease) in net asset
    value from operations                        (6.59)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.16)
  Net asset value, end of the year               $14.87
  TOTAL RETURN++                                (30.63)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $164,031
  Ratio of operating expenses to average
    net assets                                    1.35%
  Ratio of net investment income/(loss)
    to average net assets                        (0.28)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.35%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.30% for Class A shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.37% for Class A shares.

COLUMBIA MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.12               $11.43               $14.29               $14.55
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.15)               (0.16)               (0.17)               (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               1.21                 3.85                (2.69)               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        1.06                 3.69                (2.86)               (0.26)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $16.18               $15.12               $11.43               $14.29
  TOTAL RETURN++                                 7.01%               32.28%              (20.01)%              (1.79)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $194,668             $200,270             $137,432             $209,503
  Ratio of operating expenses to average
    net assets                                   2.05%                2.12%                2.17%                2.14%
  Ratio of net investment income/(loss)
    to average net assets                       (0.96)%              (1.17)%              (1.37)%              (1.39)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.08%(a)             2.14%(b)               2.17%                2.14%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $21.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.18)
  Net realized and unrealized gain/(loss)
    on investments                               (6.42)
  Net increase/(decrease) in net asset
    value from operations                        (6.60)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.16)
  Net asset value, end of year                   $14.55
  TOTAL RETURN++                                (31.13)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $239,621
  Ratio of operating expenses to average
    net assets                                    2.10%
  Ratio of net investment income/(loss)
    to average net assets                        (1.03)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.10%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class B shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class B shares.

COLUMBIA MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.14               $11.44               $14.31               $14.57
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.15)               (0.17)               (0.17)               (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               1.21                 3.87                (2.70)               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        1.06                 3.70                (2.87)               (0.26)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $16.20               $15.14               $11.44               $14.31
  TOTAL RETURN++                                 7.00%               32.34%              (20.06)%              (1.78)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $352,016             $177,599              $55,913              $31,886
  Ratio of operating expenses to average
    net assets                                   2.05%                2.12%                2.17%                2.14%
  Ratio of net investment income/(loss)
    to average net assets                       (0.96)%              (1.17)%              (1.37)%              (1.39)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.08%(a)             2.14%(b)               2.17%                2.14%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $21.34
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.17)
  Net realized and unrealized gain/(loss)
    on investments                               (6.44)
  Net increase/(decrease) in net asset
    value from operations                        (6.61)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.16)
  Net asset value, end of year                   $14.57
  TOTAL RETURN++                                (31.10)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $32,365
  Ratio of operating expenses to average
    net assets                                    2.10%
  Ratio of net investment income/(loss)
    to average net assets                        (1.03)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.10%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class C shares.
(b) The effect of the non-recurring costs assumed by the Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class C shares.

COLUMBIA MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.79               $12.70               $15.77               $15.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.06)               (0.08)               (0.08)               (0.09)
  Net realized and unrealized gain/(loss)
    on investments                               0.94                 4.17                (2.99)                0.55
  Net increase/(decrease) in net asset
    value from operations                        0.88                 4.09                (3.07)                0.46
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $17.67               $16.79               $12.70               $15.77
  TOTAL RETURN++                                 5.24%               32.20%              (19.47)%               3.00%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,256,948           $1,030,985            $537,958             $507,590
  Ratio of operating expenses to average
    net assets                                   1.30%                1.34%                1.37%                1.36%
  Ratio of net investment income/(loss)
    to average net assets                       (0.37)%              (0.49)%              (0.60)%              (0.58)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.33%(a)             1.37%(b)               1.37%                1.36%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.56
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.06)
  Net realized and unrealized gain/(loss)
    on investments                               (7.11)
  Net increase/(decrease) in net asset
    value from operations                        (7.17)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.08)
  Net asset value, end of year                   $15.31
  TOTAL RETURN++                                (31.80)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $491,437
  Ratio of operating expenses to average
    net assets                                    1.34%
  Ratio of net investment income/(loss)
    to average net assets                        (0.30)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.34%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.30% for Class A shares.
(b) The effect of the non-recurring costs assumed by the Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.34% for Class A shares.

COLUMBIA MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.08               $12.25               $15.33               $15.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.18)               (0.19)               (0.18)               (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               0.90                 4.02                (2.90)                0.53
  Net increase/(decrease) in net asset
    value from operations                        0.72                 3.83                (3.08)                0.33
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $16.80               $16.08               $12.25               $15.33
  TOTAL RETURN++                                 4.48%               31.27%              (20.09)%               2.20%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $517,489             $576,884             $462,082             $679,688
  Ratio of operating expenses to average
    net assets                                   2.05%                2.09%                2.12%                2.11%
  Ratio of net investment income/(loss)
    to average net assets                       (1.12)%              (1.24)%              (1.35)%              (1.33)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.08%(a)             2.12%(b)               2.12%                2.11%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.26
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               (6.98)
  Net increase/(decrease) in net asset
    value from operations                        (7.18)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.08)
  Net asset value, end of year                   $15.00
  TOTAL RETURN++                                (32.32)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $741,285
  Ratio of operating expenses to average
    net assets                                    2.09%
  Ratio of net investment income/(loss)
    to average net assets                        (1.05)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.09%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class B shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.09% for Class B shares.

COLUMBIA MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.13               $12.29               $15.38               $15.05
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.18)               (0.19)               (0.18)               (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               0.90                 4.03                (2.91)                0.53
  Net increase/(decrease) in net asset
    value from operations                        0.72                 3.84                (3.09)                0.33
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $16.85               $16.13               $12.29               $15.38
  TOTAL RETURN++                                 4.46%               31.24%              (20.09)%               2.19%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $382,989             $342,885             $175,032             $188,842
  Ratio of operating expenses to average
    net assets                                   2.05%                2.09%                2.12%                2.11%
  Ratio of net investment income/(loss)
    to average net assets                       (1.12)%              (1.24)%              (1.35)%              (1.33)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.08%(a)             2.12%(b)               2.12%                2.11%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               (7.00)
  Net increase/(decrease) in net asset
    value from operations                        (7.20)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.08)
  Net asset value, end of year                   $15.05
  TOTAL RETURN++                                (32.31)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $203,642
  Ratio of operating expenses to average
    net assets                                    2.09%
  Ratio of net investment income/(loss)
    to average net assets                        (1.05)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.09%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class C shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.09% for Class C shares.

COLUMBIA MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.70                $6.19                $7.06                $6.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.05)               (0.05)               (0.07)               (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               0.96                 3.56                (0.80)                0.16
  Net increase/(decrease) in net asset
    value from operations                        0.91                 3.51                (0.87)                0.09
  Net asset value, end of period                $10.61                $9.70                $6.19                $7.06
  TOTAL RETURN++                                 9.38%               56.70%              (12.32)%               1.29%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $187,094              $48,630              $10,853              $14,741
  Ratio of operating expenses to average
    net assets                                1.40%(a)(b)          1.49%(a)(b)          1.70%(a)(b)           1.62%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (0.50)%             (0.59)%**             (1.06)%              (0.97)%
  Portfolio turnover rate                        130%                 204%                 308%                 419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.40%(a)             1.49%(a)             1.71%(a)             1.62%(a)

                                              PERIOD ENDED
  CLASS A SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.06)
  Net realized and unrealized gain/(loss)
    on investments                               (2.97)
  Net increase/(decrease) in net asset
    value from operations                        (3.03)
  Net asset value, end of period                  $6.97
  TOTAL RETURN++                                (30.30)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $19,644
  Ratio of operating expenses to average
    net assets                                   1.60%+
  Ratio of net investment income/(loss)
    to average net assets                       (0.66)%+
  Portfolio turnover rate                         426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.60%+

* Columbia Marsico 21st Century Fund Class A shares commenced operations on April 10, 2000.
** Reflects overall Fund ratios for investment income.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.42                $6.05                $6.96                $6.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.12)               (0.13)               (0.12)               (0.12)
  Net realized and unrealized gain/(loss)
    on investments                               0.92                 3.50                (0.79)                0.16
  Net increase/(decrease) in net asset
    value from operations                        0.80                 3.37                (0.91)                0.04
  Net asset value, end of period                $10.22                $9.42                $6.05                $6.96
  TOTAL RETURN++                                 8.49%               55.70%              (13.07)%               0.58%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $60,495              $48,277              $29,562              $43,187
  Ratio of operating expenses to average
    net assets                                2.15%(a)(b)          2.24%(a)(b)          2.45%(a)(b)           2.37%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (1.25)%             (1.34)%**             (1.81)%              (1.72)%
  Portfolio turnover rate                        130%                 204%                 308%                 419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.15%(a)             2.24%(a)             2.46%(a)             2.37%(a)

                                              PERIOD ENDED
  CLASS B SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.11)
  Net realized and unrealized gain/(loss)
    on investments                               (2.97)
  Net increase/(decrease) in net asset
    value from operations                        (3.08)
  Net asset value, end of period                  $6.92
  TOTAL RETURN++                                (30.80)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $50,404
  Ratio of operating expenses to average
    net assets                                   2.35%+
  Ratio of net investment income/(loss)
    to average net assets                       (1.41)%+
  Portfolio turnover rate                         426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.35%+

* Columbia Marsico 21st Century Fund Class B shares commenced operations on April 10, 2000.
** Reflects overall Fund ratios for investment income.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.42                $6.05                $6.96                $6.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.12)               (0.13)               (0.12)               (0.12)
  Net realized and unrealized gain/(loss)
    on investments                               0.92                 3.50                (0.79)                0.16
  Net increase/(decrease) in net asset
    value from operations                        0.80                 3.37                (0.91)                0.04
  Net asset value, end of period                $10.22                $9.42                $6.05                $6.96
  TOTAL RETURN++                                 8.49%               55.70%              (13.07)%               0.58%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $38,460              $14,700              $3,517               $4,660
  Ratio of operating expenses to average
    net assets                                2.15%(a)(b)          2.24%(a)(b)          2.45%(a)(b)           2.37%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (1.25)%             (1.34)%**             (1.81)%              (1.72)%
  Portfolio turnover rate                        130%                 204%                 308%                 419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.15%(a)             2.24%(a)             2.46%(a)             2.37%(a)

                                              PERIOD ENDED
  CLASS C SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.11)
  Net realized and unrealized gain/(loss)
    on investments                               (2.97)
  Net increase/(decrease) in net asset
    value from operations                        (3.08)
  Net asset value, end of period                  $6.92
  TOTAL RETURN++                                (30.80)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $6,557
  Ratio of operating expenses to average
    net assets                                   2.35%+
  Ratio of net investment income/(loss)
    to average net assets                       (1.41)%+
  Portfolio turnover rate                         426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.35%+

* Columbia Marsico 21st Century Fund Class C shares commenced operations on April 10, 2000.
** Reflects overall Fund ratios for investment income.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $11.05                $6.93                $8.32                $8.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.05                 --##                 0.01                (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               0.51                 4.20                (1.40)                0.32
  Net increase/(decrease) in net asset
    value from operations                        0.56                 4.20                (1.39)                0.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.04)                 --                   --                   --
  Distributions from net realized gains         (0.16)               (0.08)                 --                   --
  Total dividends and distributions             (0.20)               (0.08)                 --                   --
  Net increase in net asset value from
    redemption fees                              --##                 --##                  --                   --
  Net asset value, end of period                $11.41               $11.05                $6.93                $8.32
  TOTAL RETURN++                                 5.24%               60.87%              (16.71)%               3.87%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $52,794              $19,785              $2,272               $1,526
  Ratio of operating expenses to average
    net assets                                 1.37%(a)             1.42%(a)             1.73%(a)            1.67%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.47%               (0.04)%               0.33%               (0.33)%
  Portfolio turnover rate                        165%                 121%                 193%                 307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.37%(a)             1.42%(a)             2.05%(a)             4.27%(a)

                                              PERIOD ENDED
  CLASS A SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               (1.98)
  Net increase/(decrease) in net asset
    value from operations                        (1.99)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of period                  $8.01
  TOTAL RETURN++                                (19.90)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $2,797
  Ratio of operating expenses to average
    net assets                                   1.72%+
  Ratio of net investment income/(loss)
    to average net assets                       (0.13)%+
  Portfolio turnover rate                         442%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       6.53%+

* Columbia Marsico International Opportunities Fund Class A shares commenced operations on August 1, 2000.
+ Annualized.
++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $10.75                $6.79                $8.22                $7.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.03)               (0.07)               (0.04)               (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               0.49                 4.11                (1.39)                0.32
  Net increase/(decrease) in net asset
    value from operations                        0.46                 4.04                (1.43)                0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                   --                   --                   --
  Distributions from net realized gains         (0.16)               (0.08)                 --                   --
  Total dividends and distributions             (0.16)               (0.08)                 --                   --
  Net increase in net asset value from
    redemption fees                              --##                 --##                  --                   --
  Net asset value, end of period                $11.05               $10.75                $6.79                $8.22
  TOTAL RETURN++                                 4.45%               59.77%              (17.40)%               3.14%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $16,618              $8,905               $2,782               $1,951
  Ratio of operating expenses to average
    net assets                                 2.12%(a)             2.17%(a)             2.48%(a)            2.42%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.28)%              (0.79)%              (0.42)%              (1.08)%
  Portfolio turnover rate                        165%                 121%                 193%                 307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.12%(a)             2.17%(a)             2.80%(a)             5.02%(a)

                                              PERIOD ENDED
  CLASS B SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.08)
  Net realized and unrealized gain/(loss)
    on investments                               (1.95)
  Net increase/(decrease) in net asset
    value from operations                        (2.03)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of period                  $7.97
  TOTAL RETURN++                                (20.30)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $2,031
  Ratio of operating expenses to average
    net assets                                   2.47%+
  Ratio of net investment income/(loss)
    to average net assets                       (0.88)%+
  Portfolio turnover rate                         442%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       7.28%+

* Columbia Marsico International Opportunities Fund Class B shares commenced operations on August 1, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $10.75                $6.80                $8.22                $7.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.03)               (0.07)               (0.05)               (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               0.49                 4.10                (1.37)                0.32
  Net increase/(decrease) in net asset
    value from operations                        0.46                 4.03                (1.42)                0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                   --                   --                   --
  Distributions from net realized gains         (0.16)               (0.08)                 --                   --
  Total dividends and distributions             (0.16)               (0.08)                 --                   --
  Net increase in net asset value from
    redemption fees                              --##                 --##                  --                   --
  Net asset value, end of period                $11.05               $10.75                $6.80                $8.22
  TOTAL RETURN++                                 4.45%               59.53%              (17.27)%               3.14%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $19,530              $8,331                $869                 $869
  Ratio of operating expenses to average
    net assets                                 2.12%(a)             2.17%(a)             2.48%(a)            2.42%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.28)%              (0.79)%              (0.42)%              (1.08)%
  Portfolio turnover rate                        165%                 121%                 193%                 307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.12%              2.17%(a)             2.80%(a)             5.02%(a)

                                              PERIOD ENDED
  CLASS C SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.09)
  Net realized and unrealized gain/(loss)
    on investments                               (1.94)
  Net increase/(decrease) in net asset
    value from operations                        (2.03)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of period                  $7.97
  TOTAL RETURN++                                (20.30)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $974
  Ratio of operating expenses to average
    net assets                                   2.47%+
  Ratio of net investment income/(loss)
    to average net assets                       (0.88)%+
  Portfolio turnover rate                         442%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       7.28%+

* Columbia Marsico International Opportunities Fund Class C shares commenced operations on August 1, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

COLUMBIA MARSICO GROWTH FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.26%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.74%            $ 9,777.50      $  695.98
       2           10.25%            $10,391.06              7.62%            $10,143.17      $  125.50
       3           15.76%            $10,910.62             11.64%            $10,522.53      $  130.19
       4           21.55%            $11,456.15             15.82%            $10,916.07      $  135.06
       5           27.63%            $12,028.95             20.15%            $11,324.33      $  140.11
       6           34.01%            $12,630.40             24.65%            $11,747.86      $  145.35
       7           40.71%            $13,261.92             29.31%            $12,187.23      $  150.79
       8           47.75%            $13,925.02             34.14%            $12,643.03      $  156.43
       9           55.13%            $14,621.27             39.16%            $13,115.88      $  162.28
      10           62.89%            $15,352.33             44.37%            $13,606.42      $  168.35
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,181.42
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,010.06

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA MARSICO GROWTH FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.01%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.99%            $10,299.00      $  204.00
       2           10.25%            $11,025.00              6.07%            $10,606.94      $  210.10
       3           15.76%            $11,576.25              9.24%            $10,924.09      $  216.39
       4           21.55%            $12,155.06             12.51%            $11,250.72      $  222.86
       5           27.63%            $12,762.82             15.87%            $11,587.11      $  229.52
       6           34.01%            $13,400.96             19.34%            $11,933.57      $  236.38
       7           40.71%            $14,071.00             22.90%            $12,290.38      $  243.45
       8           47.75%            $14,774.55             26.58%            $12,657.87      $  250.73
       9           55.13%            $15,513.28             31.31%            $13,131.27      $  162.47
      10           62.89%            $16,288.95             36.22%            $13,622.38      $  168.55
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,622.38
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,144.46

COLUMBIA MARSICO GROWTH FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.01%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.99%            $10,299.00      $  204.00
       2           10.25%            $11,025.00              6.07%            $10,606.94      $  210.10
       3           15.76%            $11,576.25              9.24%            $10,924.09      $  216.39
       4           21.55%            $12,155.06             12.51%            $11,250.72      $  222.86
       5           27.63%            $12,762.82             15.87%            $11,587.11      $  229.52
       6           34.01%            $13,400.96             19.34%            $11,933.57      $  236.38
       7           40.71%            $14,071.00             22.90%            $12,290.38      $  243.45
       8           47.75%            $14,774.55             26.58%            $12,657.87      $  250.73
       9           55.13%            $15,513.28             30.36%            $13,036.34      $  258.23
      10           62.89%            $16,288.95             34.26%            $13,426.12      $  265.95
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,426.12
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,337.61

COLUMBIA MARSICO FOCUSED EQUITIES FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.23%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.77%            $ 9,780.32      $  693.11
       2           10.25%            $10,391.06              7.68%            $10,149.04      $  122.57
       3           15.76%            $10,910.62             11.74%            $10,531.66      $  127.19
       4           21.55%            $11,456.15             15.95%            $10,928.70      $  131.98
       5           27.63%            $12,028.95             20.33%            $11,340.72      $  136.96
       6           34.01%            $12,630.40             24.86%            $11,768.26      $  142.12
       7           40.71%            $13,261.92             29.57%            $12,211.92      $  147.48
       8           47.75%            $13,925.02             34.45%            $12,672.31      $  153.04
       9           55.13%            $14,621.27             39.52%            $13,150.06      $  158.81
      10           62.89%            $15,352.33             44.78%            $13,645.82      $  164.79
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,220.82
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,978.04

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA MARSICO FOCUSED EQUITIES FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.98%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.02%            $10,302.00      $  200.99
       2           10.25%            $11,025.00              6.13%            $10,613.12      $  207.06
       3           15.76%            $11,576.25              9.34%            $10,933.64      $  213.31
       4           21.55%            $12,155.06             12.64%            $11,263.83      $  219.75
       5           27.63%            $12,762.82             16.04%            $11,604.00      $  226.39
       6           34.01%            $13,400.96             19.54%            $11,954.44      $  233.23
       7           40.71%            $14,071.00             23.15%            $12,315.47      $  240.27
       8           47.75%            $14,774.55             26.87%            $12,687.39      $  247.53
       9           55.13%            $15,513.28             31.66%            $13,165.71      $  159.00
      10           62.89%            $16,288.95             36.62%            $13,662.05      $  164.99
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,662.05
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,112.53

COLUMBIA MARSICO FOCUSED EQUITIES FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.98%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.02%            $10,302.00      $  200.99
       2           10.25%            $11,025.00              6.13%            $10,613.12      $  207.06
       3           15.76%            $11,576.25              9.34%            $10,933.64      $  213.31
       4           21.55%            $12,155.06             12.64%            $11,263.83      $  219.75
       5           27.63%            $12,762.82             16.04%            $11,604.00      $  226.39
       6           34.01%            $13,400.96             19.54%            $11,954.44      $  233.23
       7           40.71%            $14,071.00             23.15%            $12,315.47      $  240.27
       8           47.75%            $14,774.55             26.87%            $12,687.39      $  247.53
       9           55.13%            $15,513.28             30.71%            $13,070.55      $  255.00
      10           62.89%            $16,288.95             34.65%            $13,465.28      $  262.70
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,465.28
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,306.25

COLUMBIA MARSICO 21ST CENTURY FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.39%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25             3.61%            $ 9,765.24      $  708.37
       2           10.25%            $10,391.06             7.35%            $10,117.77      $  138.19
       3           15.76%            $10,910.62            11.23%            $10,483.02      $  143.18
       4           21.55%            $11,456.15            15.24%            $10,861.46      $  148.34
       5           27.63%            $12,028.95            19.40%            $11,253.55      $  153.70
       6           34.01%            $12,630.40            23.71%            $11,659.81      $  159.25
       7           40.71%            $13,261.92            28.18%            $12,080.73      $  165.00
       8           47.75%            $13,925.02            32.80%            $12,516.84      $  170.95
       9           55.13%            $14,621.27            37.60%            $12,968.70      $  177.12
      10           62.89%            $15,352.33            42.57%            $13,436.87      $  183.52
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,011.87
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,147.62

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA MARSICO 21ST CENTURY FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              2.14%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             2.86%            $10,286.00      $  217.06
       2           10.25%            $11,025.00             5.80%            $10,580.18      $  223.27
       3           15.76%            $11,576.25             8.83%            $10,882.77      $  229.65
       4           21.55%            $12,155.06            11.94%            $11,194.02      $  236.22
       5           27.63%            $12,762.82            15.14%            $11,514.17      $  242.98
       6           34.01%            $13,400.96            18.43%            $11,843.47      $  249.93
       7           40.71%            $14,071.00            21.82%            $12,182.20      $  257.07
       8           47.75%            $14,774.55            25.31%            $12,530.61      $  264.43
       9           55.13%            $15,513.28            29.83%            $12,982.96      $  177.32
      10           62.89%            $16,288.95            34.52%            $13,451.65      $  183.72
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,451.65
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,281.65

COLUMBIA MARSICO 21ST CENTURY FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              2.14%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             2.86%            $10,286.00      $  217.06
       2           10.25%            $11,025.00             5.80%            $10,580.18      $  223.27
       3           15.76%            $11,576.25             8.83%            $10,882.77      $  229.65
       4           21.55%            $12,155.06            11.94%            $11,194.02      $  236.22
       5           27.63%            $12,762.82            15.14%            $11,514.17      $  242.98
       6           34.01%            $13,400.96            18.43%            $11,843.47      $  249.93
       7           40.71%            $14,071.00            21.82%            $12,182.20      $  257.07
       8           47.75%            $14,774.55            25.31%            $12,530.61      $  264.43
       9           55.13%            $15,513.28            28.89%            $12,888.98      $  271.99
      10           62.89%            $16,288.95            32.58%            $13,257.61      $  279.77
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,257.61
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,472.37

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.37%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.63%            $ 9,767.13      $  706.47
       2           10.25%            $10,391.06              7.39%            $10,121.67      $  136.24
       3           15.76%            $10,910.62             11.29%            $10,489.09      $  141.18
       4           21.55%            $11,456.15             15.33%            $10,869.85      $  146.31
       5           27.63%            $12,028.95             19.52%            $11,264.42      $  151.62
       6           34.01%            $12,630.40             23.85%            $11,673.32      $  157.12
       7           40.71%            $13,261.92             28.35%            $12,097.06      $  162.83
       8           47.75%            $13,925.02             33.01%            $12,536.18      $  168.74
       9           55.13%            $14,621.27             37.84%            $12,991.25      $  174.86
      10           62.89%            $15,352.33             42.84%            $13,462.83      $  181.21
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,037.83
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,126.58

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.12%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.88%            $10,288.00      $  215.05
       2           10.25%            $11,025.00              5.84%            $10,584.29      $  221.25
       3           15.76%            $11,576.25              8.89%            $10,889.12      $  227.62
       4           21.55%            $12,155.06             12.03%            $11,202.73      $  234.17
       5           27.63%            $12,762.82             15.25%            $11,525.37      $  240.92
       6           34.01%            $13,400.96             18.57%            $11,857.30      $  247.86
       7           40.71%            $14,071.00             21.99%            $12,198.79      $  254.99
       8           47.75%            $14,774.55             25.50%            $12,550.11      $  262.34
       9           55.13%            $15,513.28             30.06%            $13,005.68      $  175.06
      10           62.89%            $16,288.95             34.78%            $13,477.79      $  181.41
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,477.79
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,260.67

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.12%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.88%            $10,288.00      $  215.05
       2           10.25%            $11,025.00              5.84%            $10,584.29      $  221.25
       3           15.76%            $11,576.25              8.89%            $10,889.12      $  227.62
       4           21.55%            $12,155.06             12.03%            $11,202.73      $  234.17
       5           27.63%            $12,762.82             15.25%            $11,525.37      $  240.92
       6           34.01%            $13,400.96             18.57%            $11,857.30      $  247.86
       7           40.71%            $14,071.00             21.99%            $12,198.79      $  254.99
       8           47.75%            $14,774.55             25.50%            $12,550.11      $  262.34
       9           55.13%            $15,513.28             29.12%            $12,911.56      $  269.89
      10           62.89%            $16,288.95             32.83%            $13,283.41      $  277.67
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,283.41
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,451.76

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

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COMMON STOCK -- a security that represents part equity ownership in a company.
Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity-and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

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

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income

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

earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The

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

difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

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

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400(1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been



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established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500", "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

COLUMBIA MANAGEMENT.


Where to find more information

You'll find more information about Columbia Marsico Funds in the following documents:




ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611


By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081


On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




SEC file number: 333-89661
Columbia Funds Series Trust


PRO-36/91459-1005

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT(R)




                  -------------------------------------------------------------
                     Columbia LifeGoal(R) Portfolios

                    Prospectus-- Class A, B and C Shares

                    November 1, 2005

                 -------------------------------------------------------------

                    Columbia LifeGoal(R) Growth Portfolio
                    (formerly, Nations LifeGoal(R) Growth Portfolio)
                    Columbia LifeGoal(R) Balanced Growth Portfolio
                    (formerly, Nations LifeGoal(R) Balanced Growth Portfolio) Columbia LifeGoal(R) Income and Growth Portfolio
                    (formerly, Nations LifeGoal(R) Income and Growth Portfolio)





                    THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

                    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




--------------------------------------------------------------------------------

     -----------------------------------------
                         |  May Lose Value
      NOT FDIC-INSURED   |
                         |  No Bank Guarantee
     -----------------------------------------


--------------------------------------------------------------------------------

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 74.

YOUR INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS AND THE UNDERLYING FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia LifeGoal Portfolios. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

Unlike traditional mutual funds, which invest in individual securities, the Portfolios invest in a mix of Stock, International/Global Stock, Government & Corporate Bond and Money Market Funds using an asset allocation approach. These kinds of mutual funds are sometimes called "funds of funds."

ABOUT ASSET ALLOCATION

Asset allocation is the process of creating a diversified portfolio by investing in different asset classes -- for example, equity securities, fixed income securities and money market instruments -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how a Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large-, mid- and small-capitalization stocks, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall Portfolio volatility.

ABOUT THE PORTFOLIOS

Each Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The performance of each Portfolio depends on many factors, including its allocation strategy and the performance of the Funds it invests in. In general, the more a Columbia LifeGoal Portfolio allocates to Stock and International/Global Stock Funds, the greater the potential return and the greater the risk of a decline in share price. The more a Columbia LifeGoal Portfolio allocates to Government & Corporate Bond Funds and Money Market Funds, the greater the potential for price stability and the lower the potential return. There's always a risk, however, that you'll lose money or that you may not earn as much as you expect.

Columbia LifeGoal Growth Portfolio focuses on long-term growth by normally allocating all of its assets to a mix of Funds which invest primarily in equity securities. Equities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk.

Columbia LifeGoal Balanced Growth Portfolio focuses on long-term growth by normally allocating its assets to a balanced mix of Funds which invest in equity and fixed income securities. Fixed income securities have the potential to increase in value, because, when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

Columbia LifeGoal Income and Growth Portfolio focuses on current income and modest growth. It normally allocates most of its assets to Funds which invest in fixed income securities, but may also allocate some assets to Funds that invest in equity securities. Over time, the return on this Portfolio may be lower than the return on the other Portfolios.

IS LIFEGOAL RIGHT FOR YOU?

When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Columbia LifeGoal Portfolios may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Portfolio's investment objective, principal investment strategies and risks in the Portfolio descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolios, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolios
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 33.

--------------------------------------------------------------------------------


COLUMBIA LIFEGOAL GROWTH PORTFOLIO                               5
------------------------------------------------------------------
COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO                     12
------------------------------------------------------------------
COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO                   19
------------------------------------------------------------------
ABOUT THE UNDERLYING FUNDS                                      26
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     31
------------------------------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                                  33

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        36
     About Class A shares                                       37
        Front-end sales charge                                  37
        Contingent deferred sales charge                        38
     About Class B shares                                       39
        Contingent deferred sales charge                        39
     About Class C shares                                       40
        Contingent deferred sales charge                        40
     When you might not have to pay a sales charge              41
  Buying, selling and exchanging shares                         46
     How orders are processed                                   50
  How selling and servicing agents are paid                     57
  Distributions and taxes                                       59
  Legal matters                                                 61
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            62
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            68
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   74
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA LIFEGOAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 33.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks capital appreciation through exposure to a variety of equity market segments.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests most of its assets in Class Z shares of Stock and
                   International/Global Stock Funds.

The team uses asset allocation as its principal investment approach. It:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

  COLUMBIA LIFEGOAL GROWTH PORTFOLIO                      TARGET ALLOCATION FOR EACH
  CAN INVEST IN:                                                FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                  30-70%
    COLUMBIA LARGE CAP VALUE FUND
    COLUMBIA LARGE CAP CORE FUND
    COLUMBIA MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                    10-30%
    COLUMBIA MID CAP VALUE FUND
    COLUMBIA MARSICO MID CAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                   5-20%
    COLUMBIA SMALL CAP VALUE FUND II
    COLUMBIA SMALL CAP GROWTH FUND II
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                  10-30%
    COLUMBIA INTERNATIONAL VALUE FUND*
    COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND
    COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL



  CONVERTIBLE SECURITIES FUND                                        0-20%
    COLUMBIA CONVERTIBLE SECURITIES FUND

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE TEAM INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia LifeGoal Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio allocates assets to Funds that may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               14.57%   12.64%   25.61%    4.60%   -14.35%  -20.80%  34.03%   14.27%






               *Year-to-date return as of June 30, 2005:  -0.24%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           23.55%
         WORST: 3RD QUARTER 2002:         -18.78%

--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Class A shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Portfolio, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Portfolio. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                      1 YEAR   5 YEARS   PORTFOLIO*
         CLASS A SHARES RETURNS BEFORE TAXES           7.67%    0.47%      6.82%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               7.43%   -0.89%      5.29%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO
           SHARES                                      4.99%   -0.32%      5.08%



         CLASS B SHARES RETURNS BEFORE TAXES           8.39%    0.58%      4.87%



         CLASS C SHARES RETURNS BEFORE TAXES          12.37%    0.88%      6.81%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                   10.88%   -2.30%      8.52%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE OCTOBER 15, 1996, AUGUST 12, 1997 AND OCTOBER 15, 1996, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF CLASS A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE COLUMBIA FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       5.00%(2)     1.00%(3)



         ANNUAL PORTFOLIO OPERATING EXPENSES(4)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                              0.25%        0.25%        0.25%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%
                                                       -------      -------      -------



         Total annual Portfolio operating expenses    0.50%        1.25%        1.25%
                                                       =======      =======      =======




         Expense ratio of Underlying Funds            0.89%        0.89%        0.89%

         Net expense ratio including expenses of
         Underlying Funds(5)                          1.39%        2.14%        2.14%



         Gross expense ratio including expenses of
         Underlying Funds                             1.40%        2.15%        2.15%

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)Includes the fees and expenses incurred by the Fund directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation, based on the respective expense ratios of the Underlying Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Underlying Fund in effect as of the end of its last fiscal year. Based on this allocation, the Portfolio's estimated indirect annual expenses would have been 0.89%. Such expense ratios ranged from 0.76% to 1.12%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $708     $992     $1,296     $2,157



         CLASS B SHARES                          $717     $972     $1,353     $2,291



         CLASS C SHARES                          $317     $672     $1,153     $2,482

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $217     $672     $1,153     $2,291



         CLASS C SHARES                          $217     $672     $1,153     $2,482

COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT
 THE ADVISER AND THE
 PORTFOLIO MANAGER ON
 PAGE 33.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks total return through a balanced portfolio of equity and fixed income securities.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests all of its assets in Class Z shares of a balanced mix of Stock, International/Global Stock and Government & Corporate Bond Funds.

The team uses asset allocation as its principal investment approach. It:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

  COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO             TARGET ALLOCATION FOR EACH
  CAN INVEST IN:                                                FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                  15-40%
    COLUMBIA LARGE CAP VALUE FUND
    COLUMBIA LARGE CAP CORE FUND
    COLUMBIA MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                     5-15%
    COLUMBIA MID CAP VALUE FUND
    COLUMBIA MARSICO MID CAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                   5-15%
    COLUMBIA SMALL CAP VALUE FUND II
    COLUMBIA SMALL CAP GROWTH FUND II
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                   5-15%
    COLUMBIA INTERNATIONAL VALUE FUND*
    COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND
    COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL



  GOVERNMENT & CORPORATE BOND FUNDS                                 25-65%
    COLUMBIA SHORT TERM BOND FUND
    COLUMBIA TOTAL RETURN BOND FUND



  CONVERTIBLE SECURITIES FUND                                        0-10%
    COLUMBIA CONVERTIBLE SECURITIES FUND



  HIGH YIELD BOND FUND                                               0-10%
    COLUMBIA HIGH INCOME FUND

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE TEAM INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia LifeGoal Balanced Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*




      The bar chart shows you how the performance of the Portfolio's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               11.20%   11.66%   14.38%    6.96%   -3.18%   -10.32%  24.10%   10.17%



               *Year-to-date return as of June 30, 2005: 0.20%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           12.44%
         WORST: 3RD QUARTER 2002:         -10.48%

--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Class A shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total returns before taxes for Class B shares and Class C shares of the Portfolio, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Portfolio. The table also shows the returns for each period for the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                      1 YEAR    5 YEARS   PORTFOLIO*
         CLASS A SHARES RETURNS BEFORE TAXES            3.80%    3.65%      6.99%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                2.91%    2.09%      4.96%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO
           SHARES                                       2.58%    2.18%      4.78%



         CLASS B SHARES RETURNS BEFORE TAXES            4.41%    3.77%      6.31%



         CLASS C SHARES RETURNS BEFORE TAXES            8.41%    4.11%      7.12%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                    10.88%   -2.30%      8.52%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                           4.34%    7.71%      7.04%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE OCTOBER 15, 1996, AUGUST 13, 1997 AND OCTOBER 15, 1996, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF CLASS A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE COLUMBIA FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       5.00%(2)     1.00%(3)



         ANNUAL PORTFOLIO OPERATING EXPENSES(4)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                              0.25%        0.25%        0.25%



         Distribution (12-b1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%
                                                       -------      -------      -------



         Total annual Portfolio operating expenses    0.50%        1.25%        1.25%
                                                       =======      =======      =======
         Expense ratio of Underlying Funds            0.79%        0.79%        0.79%



         Net expense ratio including expenses of
         Underlying Funds(5)                          1.29%        2.04%        2.04%
         Gross expense ratio including expenses of
         Underlying Funds                             1.30%        2.05%        2.05%

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)Includes the fees and expenses incurred by the Fund directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation, based on the respective expense ratios of the Underlying Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Underlying Fund in effect as of the end of its last fiscal year. Based on this allocation, the Portfolio's estimated indirect annual expenses would have been 0.79%. Such expense ratios ranged from 0.48% to 1.12%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $699     $962     $1,246     $2,052



         CLASS B SHARES                          $707     $942     $1,302     $2,186



         CLASS C SHARES                          $307     $642     $1,102     $2,378

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $207     $642     $1,102     $2,186



         CLASS C SHARES                          $207     $642     $1,102     $2,378

COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 33.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks current income and modest growth to protect against inflation and to preserve purchasing power.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests most of its assets in Class Z shares of
                   Government & Corporate Bond Funds, but may also invest in Columbia Funds Stock,
                   International/Global Stock and Money Market Funds.

The team uses asset allocation as its principal investment approach. It:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

  COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO           TARGET ALLOCATION FOR EACH
  CAN INVEST IN:                                                FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                  10-30%
    COLUMBIA LARGE CAP VALUE FUND
    COLUMBIA LARGE CAP CORE FUND
    COLUMBIA MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                     0-10%
    COLUMBIA MID CAP VALUE FUND
    COLUMBIA MARSICO MID CAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                   0-10%
    COLUMBIA SMALL CAP VALUE FUND II
    COLUMBIA SMALL CAP GROWTH FUND II
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                   0-10%
    COLUMBIA INTERNATIONAL VALUE FUND*
    COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND
    COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL



  GOVERNMENT & CORPORATE BOND FUNDS                                 50-90%
    COLUMBIA SHORT TERM BOND FUND
    COLUMBIA TOTAL RETURN BOND FUND



  CONVERTIBLE SECURITIES FUND                                        0-10%
    COLUMBIA CONVERTIBLE SECURITIES FUND



  HIGH YIELD BOND FUND                                               0-15%
    COLUMBIA HIGH INCOME FUND



  MONEY MARKET FUND                                                  0-20%
    COLUMBIA CASH RESERVES

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE TEAM INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

Columbia LifeGoal Income and Growth Portfolio's target allocation for total investments in stock and international/global stock funds is 30%. The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia LifeGoal Income and Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.


--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----
               8.50%   10.12%    6.15%    5.72%    2.38%   -3.68%   14.94%    6.38%



              *Year-to-date return as of June 30, 2005: 0.59%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           7.28%
         WORST: 3RD QUARTER 2002:         -4.35%

--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Class A shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Portfolio, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Portfolio. The table also shows the returns for each period for the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR   5 YEARS   PORTFOLIO*
         CLASS A SHARES RETURNS BEFORE TAXES            0.30%    3.75%      5.53%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               -0.75%    2.33%      3.72%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO SHARES   0.33%    2.35%      3.62%



         CLASS B SHARES RETURNS BEFORE TAXES            0.64%    3.85%      4.89%



         CLASS C SHARES RETURNS BEFORE TAXES            4.67%    4.19%      5.56%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                    10.88%   -2.30%      8.52%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                    4.34%    7.71%      7.04%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE OCTOBER 15, 1996, AUGUST 7, 1997 AND OCTOBER 15, 1996, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF CLASS A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE COLUMBIA FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       5.00%(2)     1.00%(3)



         ANNUAL PORTFOLIO OPERATING EXPENSES(4)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                              0.25%        0.25%        0.25%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%
                                                       -------      -------      -------



         Total annual Portfolio operating expenses    0.50%        1.25%        1.25%
                                                       =======      =======      =======




         Expense ratio of Underlying Funds            0.66%        0.66%        0.66%

         Net expense ratio including expenses of
         Underlying Funds(5)                          1.16%        1.91%        1.91%



         Gross expense ratio including expenses of
         Underlying Funds                             1.18%        1.93%        1.93%

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)Includes the fees and expenses incurred by the Fund directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation, based on the respective expense ratios of the Underlying Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Underlying Fund in effect as of the end of its last fiscal year. Based on this allocation, the Portfolio's estimated indirect annual expenses would have been 0.66%. Such expense ratios ranged from 0.20% to 1.12%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $686     $926     $1,185     $1,923



         CLASS B SHARES                          $694     $904     $1,240     $2,057



         CLASS C SHARES                          $294     $604     $1,040     $2,252

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $194     $604     $1,040     $2,057



         CLASS C SHARES                          $194     $604     $1,040     $2,252

About the Underlying Funds

The table starting on the next page is a brief overview of the objectives and principal investments of the Underlying Funds in which the Columbia LifeGoal Portfolios invest. Each Portfolio invests in a different mix of Underlying Funds. You'll find the mix of Underlying Funds and target allocations for each Portfolio starting on page 5.

The team can substitute or add other Funds to this table at any time, including Funds introduced after the date of this prospectus.

FOR MORE INFORMATION

You'll find more detailed information about each Fund's investment strategies and risks in its prospectus and in its SAI. Please call us at 1.800.345.6611 for copies.

                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------
STOCK FUNDS
Columbia Large Cap Value Fund         Growth of capital by investing in companies    - at least 80% of its assets in common
                                      that are believed to be undervalued.           stocks of U.S. companies. The Fund
                                                                                       generally invests in companies in a
                                                                                       broad range of industries with market
                                                                                       capitalizations of at least $1 billion
                                                                                       and daily trading volumes of at least $3
                                                                                       million. Effective September 23, 2005,
                                                                                       under normal circumstances, the Fund
                                                                                       will invest at least 80% of its assets
                                                                                       in large capitalization companies whose
                                                                                       market capitalizations are within the
                                                                                       range of the companies within the
                                                                                       Russell 1000 Value Index.
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities
                                                                                     - may also invest in real estate
                                                                                     investment trusts

Columbia Large Cap Core Fund          Long-term growth of capital.                   Columbia Large Cap Core Master Portfolio.
                                                                                     The Master Portfolio invests:
                                                                                     - at least 65% of its assets in common
                                                                                     stocks of companies selected from most
                                                                                       major industry sectors. Effective
                                                                                       September 23, 2005, under normal
                                                                                       circumstances, the Master Portfolio will
                                                                                       invest at least 80% of its assets in
                                                                                       large capitalization companies whose
                                                                                       market capitalizations are within the
                                                                                       range of the companies within the S&P
                                                                                       500 Index.
                                                                                     - The securities the Master Portfolio
                                                                                     normally holds include common stocks,
                                                                                       preferred stocks and convertible
                                                                                       securities
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities

Columbia Marsico Focused Equities     Long-term growth of capital.                   Columbia Marsico Focused Equities Master
  Fund                                                                               Portfolio. The Master Portfolio invests:
                                                                                     - at least 80% of its assets in equity
                                                                                     securities. The investments mostly consist
                                                                                       of equity securities of large
                                                                                       capitalization companies with a market
                                                                                       capitalization of $4 billion or more.
                                                                                       The Master Portfolio, which is non-
                                                                                       diversified, generally holds a core
                                                                                       position of 20 to 30 common stocks that
                                                                                       are selected for their long-term growth
                                                                                       potential
                                                                                     - up to 25% of its assets in foreign
                                                                                     securities

Columbia Mid Cap Value Fund           Long-term growth of capital with income as     - at least 80% of its assets in equity
                                      a secondary consideration.                     securities of U.S. companies whose market
                                                                                       capitalizations are within the range of
                                                                                       the companies within the Russell MidCap
                                                                                       Value Index and that are believed to
                                                                                       have the potential for long-term growth
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities
                                                                                     - may also invest in real estate
                                                                                     investment trusts

Columbia Marsico Mid Cap Growth       Long-term growth of capital by investing       - at least 80% of its assets in U.S.
  Fund                                primarily in equity securities.                companies whose market capitalizations are
                                                                                       within the range of companies within the
                                                                                       Russell MidCap Growth Index and that are
                                                                                       believed to have the potential for
                                                                                       long-term growth. The Fund generally
                                                                                       holds 35 to 50 equity securities


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------

Columbia Small Cap Value Fund II      Long-term growth of capital by investing in    Columbia Small Cap Value II Master
                                      companies believed to be undervalued.          Portfolio. The Master Portfolio invests:
                                                                                     - at least 80% of its assets in equity
                                                                                     securities of U.S. companies whose market
                                                                                       capitalizations are within the range of
                                                                                       the companies within the Russell 2000
                                                                                       Value Index and that are believed to
                                                                                       have the potential for long-term growth

Columbia Small Cap Growth Fund II     Long-term capital growth by investing          Columbia Small Cap Master Portfolio. The
                                      primarily in equity securities.                Master Portfolio invests:
                                                                                     - at least 80% of its assets in companies
                                                                                     with a market capitalization of $2 billion
                                                                                       or less.

Columbia Acorn USA                    Long term growth of capital.                   - at least 80% of its assets in U.S.
                                                                                     companies with market capitalizations of
                                                                                       less than $5 billion at the time of
                                                                                       initial purchase.

INTERNATIONAL/GLOBAL STOCK FUNDS
Columbia International Value Fund     Long-term capital appreciation by investing    Columbia International Value Master
  (closed to new investments)         primarily in equity securities of foreign      Portfolio. The Master Portfolio invests:
                                      issuers, including emerging markets            - at least 65% of its assets in foreign
                                      countries.                                       companies anywhere in the world that
                                                                                       have a market capitalization of more
                                                                                       than $1 billion at the time of
                                                                                       investment. The Master Portfolio
                                                                                       typically invests in at least three
                                                                                       countries other than the United States
                                                                                       at any one time

Columbia Multi-Advisor                Long-term capital growth by investing          Columbia Multi-Advisor International
  International Equity Fund           primarily in equity securities of non-U.S.     Equity Master Portfolio. The Master
                                      companies in Europe, Australia, the Far        Portfolio invests:
                                      East and other regions, including              - at least 80% of its assets in equity
                                      developing countries.                          securities of established companies
                                                                                       located in at least three countries
                                                                                       other than the United States. The
                                                                                       investment managers select countries,
                                                                                       including emerging market or developing
                                                                                       countries, that they believe have the
                                                                                       potential for growth
                                                                                     - primarily in equity securities, which
                                                                                     may include equity interests in foreign
                                                                                       investment funds or trusts, convertible
                                                                                       securities, real estate investment trust
                                                                                       securities and depositary receipts

Columbia Marsico International        Long-term growth of capital.                   Columbia Marsico International
  Opportunities Fund                                                                 Opportunities Master Portfolio. The Master
                                                                                     Portfolio invests:
                                                                                     - at least 65% of its assets in common
                                                                                     stocks of foreign companies selected for
                                                                                       their long-term growth potential. While
                                                                                       the Master Portfolio may invest in
                                                                                       companies of any size, it focuses on
                                                                                       large companies. The Master Portfolio
                                                                                       normally invests in issuers from at
                                                                                       least three countries other than the
                                                                                       United States and generally holds a core
                                                                                       position of 35 to 50 common stocks


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------

Columbia Acorn International          Long-term growth of capital.                   - the majority (under normal market
                                                                                     conditions, at least 75%) of its assets in
                                                                                       the stocks of foreign companies based in
                                                                                       developed markets
                                                                                     - the stocks of companies based outside
                                                                                     the U.S. with market capitalizations of
                                                                                       less than $5 billion at the time of
                                                                                       initial purchase

CONVERTIBLE SECURITIES FUND
Columbia Convertible Securities       Total investment return, comprised of          - at least 80% of its assets in
  Fund                                current income and capital appreciation,       convertible securities. Most convertible
                                      consistent with prudent investment risk.         securities are issued by U.S. issuers
                                                                                       and are not investment grade
                                                                                     - the Fund may invest in common stocks
                                                                                     - the Fund may invest up to 15% of its
                                                                                     assets in Eurodollar convertible
                                                                                       securities
                                                                                     - the team generally chooses convertible
                                                                                       securities that are rated at least "B"
                                                                                       by a nationally recognized statistical
                                                                                       rating organization but may choose
                                                                                       unrated securities if it believes they
                                                                                       are of comparable quality at the time of
                                                                                       investment

GOVERNMENT & CORPORATE BOND FUNDS
Columbia Short Term Bond Fund         High current income consistent with minimal    - at least 65% of its total assets in
                                      fluctuations of principal.                     investment grade fixed income securities.
                                                                                       The team may choose unrated securities
                                                                                       if it believes they are of comparable
                                                                                       quality to investment grade securities
                                                                                       at the time of investment. Effective
                                                                                       September 23, 2005, under normal
                                                                                       circumstances, the Fund will invest at
                                                                                       least 80% of its assets in bonds
                                                                                     - corporate debt securities, including
                                                                                     bonds, notes and debentures,
                                                                                       mortgage-related securities issued by
                                                                                       governments, asset-backed securities or
                                                                                       U.S. government obligations

Columbia Total Return Bond Fund       Total return by investing in investment        - at least 80% of its assets in bonds
                                      grade fixed income securities.                 - at least 65% of its assets in investment
                                                                                     grade fixed income securities. The
                                                                                       portfolio management team may choose
                                                                                       unrated securities if it believes they
                                                                                       are of comparable quality to investment
                                                                                       grade securities at the time of
                                                                                       investment
                                                                                     - corporate debt securities, including
                                                                                     bonds, notes and debentures, U.S.
                                                                                       government obligations, foreign debt
                                                                                       securities denominated in U.S. dollars,
                                                                                       mortgage-related securities,
                                                                                       asset-backed securities or municipal
                                                                                       securities


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------

HIGH YIELD BOND FUND
Columbia High Income Fund             Maximum income by investing in a               Columbia High Income Master Portfolio. The
                                      diversified portfolio of high yield debt       Master Portfolio invests:
                                      securities.                                    - at least 80% of its assets in domestic
                                                                                     and foreign corporate high yield debt
                                                                                       securities which are not rated
                                                                                       investment grade but generally will be
                                                                                       rated "BB" or "B" by Standard & Poor's
                                                                                       Corporation
                                                                                     - primarily in U.S. government
                                                                                     obligations, zero-coupon bonds, as well as
                                                                                       domestic corporate high yield debt
                                                                                       securities and U.S. dollar-denominated
                                                                                       foreign corporate high yield debt
                                                                                       securities, both of which include
                                                                                       private placements
                                                                                     - up to 20% of its assets in equity
                                                                                     securities which may include convertible
                                                                                       securities

MONEY MARKET FUND
Columbia Cash Reserves                Preservation of principal value and            - money market instruments, including
                                      maintenance of a high degree of liquidity        commercial paper, bank obligations,
                                      while providing current income.                  short- term debt securities, short-term
                                                                                       taxable municipal securities, repurchase
                                                                                       agreements secured by first-tier
                                                                                       securities, U.S. government obligations
                                                                                       or U.S. Treasury obligations


--------------------------------------------------------------------------------

YOU'LL FIND SPECIFIC INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS IN THE DESCRIPTIONS STARTING ON PAGE 5.

--------------------------------------------------------------------------------

Other important information
(LINE GRAPH GRAPHIC)
The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Portfolio or Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Portfolio that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolios or any Fund may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds and the Portfolios may invest their assets in Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds and the Portfolios for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Portfolio may temporarily hold up to 100% of its assets in Columbia Cash Reserves, a money market fund, to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Portfolios and the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios and the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolios' SAI and on the Columbia Funds' website. In addition, a complete list of each Portfolio's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Portfolio or Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Portfolio in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Portfolios are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, LLC AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER


The Adviser is the investment adviser to over 70 mutual fund portfolios in the Columbia Funds Family, including the Portfolios described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The Adviser's Investment Strategies Team is responsible for making the day-to-day investment decisions for each Portfolio.

The table below tells you which portfolio manager is responsible for making the day-to-day investment decisions for each Portfolio. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

  PORTFOLIO                                              PORTFOLIO MANAGER
  COLUMBIA LIFEGOAL GROWTH PORTFOLIO                     VIKRAM KURIYAN



  COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO            VIKRAM KURIYAN



  COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO          VIKRAM KURIYAN

                              LENGTH OF SERVICE               BUSINESS EXPERIENCE
  PORTFOLIO MANAGER             WITH THE FUND             DURING THE PAST FIVE YEARS
  VIKRAM KURIYAN        COLUMBIA LIFEGOAL                COLUMBIA
                        GROWTH PORTFOLIO                 MANAGEMENT--PORTFOLIO MANAGER
                        SINCE AUGUST 2004                SINCE 2000



                        COLUMBIA LIFEGOAL
                        BALANCED GROWTH PORTFOLIO
                        SINCE AUGUST 2004



                        COLUMBIA LIFEGOAL
                        INCOME AND GROWTH PORTFOLIO
                        SINCE AUGUST 2004

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. The Adviser has also agreed to pay all other Portfolio expenses, except taxes, brokerage fees and commissions, extraordinary expenses, and any distribution (12b-1), shareholder servicing or shareholder administration fees.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Portfolios' annual report to shareholders for the fiscal year ended March 31.


The following chart shows the maximum advisory fee the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Portfolios' last fiscal year. Certain Portfolios have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Portfolios for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA LIFEGOAL GROWTH PORTFOLIO                          0.25%        0.25%



  COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO                 0.25%        0.25%



  COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO               0.25%        0.25%

INVESTMENT SUB-ADVISERS


Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Portfolios' annual report to shareholders for the fiscal year ended March 31.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and Columbia Funds have applied for relief from the SEC to permit the Portfolios to act on many of the Adviser's recommendations with approval only by the Board and not by Portfolio shareholders. The Adviser or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Portfolios are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Portfolios, and is responsible for overseeing the administrative operations of the Portfolios. Columbia Management Advisors, LLC does not receive any fees for the administrative services it provides to the Portfolios.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(CHOOSING A SHARE CLASS GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING COLUMBIA FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Portfolios, you'll need to choose a share class. There are three classes of shares of each Portfolio offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below compares the charges and fees and other features of the share classes.

                                CLASS A             CLASS B             CLASS C
                                 SHARES              SHARES              SHARES
  MAXIMUM AMOUNT YOU CAN
  BUY                           NO LIMIT            $50,000            $1 MILLION



  MAXIMUM FRONT-END SALES
  CHARGE                         5.75%                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE                        NONE(1)             5.00%(2)            1.00%(3)



  MAXIMUM ANNUAL                               0.75% DISTRIBUTION  0.75% DISTRIBUTION
  DISTRIBUTION AND         0.25% DISTRIBUTION   (12B-1) FEE AND     (12B-1) FEE AND
  SHAREHOLDER SERVICING     (12B-1)/SERVICE          0.25%               0.25%
  FEES                            FEE             SERVICE FEE         SERVICE FEE



  CONVERSION FEATURE              NONE                YES                 NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Class C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Portfolio will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Portfolios, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Portfolios. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Portfolios, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C Shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(ABOUT CLASS A     ABOUT CLASS A SHARES
  SHARES GRAPHIC)

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you received shares from reinvested distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                      SALES CHARGE(1)    AMOUNT RETAINED
                                    SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                     AS A % OF THE      NET AMOUNT        AS A % OF THE
         AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED        OFFERING PRICE
         $0 - $49,999                    5.75%             6.10%              5.00%



         $50,000 - $99,999               4.50%             4.71%              3.75%



         $100,000 - $249,999             3.50%             3.63%              2.75%



         $250,000 - $499,999             2.50%             2.56%              2.00%



         $500,000 - $999,999             2.00%             2.04%              1.75%



         $1,000,000 OR MORE              0.00%             0.00%              1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      Your selling agent receives a cumulative commission from the Distributor when you purchase $1 million or more of Class A shares, as follows:

         $0 - $2,999,999                                                1.00%



         $3 MILLION - $49,999,999                                       0.50%



         $50 MILLION OR MORE                                            0.25%




      The commission to selling agents for Class A share purchases of $50 million or more is paid beginning in the 13th month but only to the extent the shares remain outstanding. For certain group retirement plans, selling agents will receive a 1% finder's fee from $0-$3 million.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $50,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT EXCEED THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



(About Class B     ABOUT CLASS B SHARES
  Shares GRAPHIC)

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                          YOU'LL PAY A CDSC OF:
         ----------------------------------------------------------------------------------------
                                               SHARES YOU         SHARES YOU BOUGHT BETWEEN
                                              BOUGHT AFTER         8/1/1998 AND 11/15/1998
                                               11/15/1998         IN THE FOLLOWING AMOUNTS:
                                              ------------   ------------------------------------
                                                               $0 -     $250,000 -    $500,000 -
                                                             $249,999    $499,999      $999,999
         THE FIRST YEAR YOU OWN THEM              5.0%         5.0%         3.0%          2.0%



         THE SECOND YEAR YOU OWN THEM             4.0%         4.0%         2.0%          1.0%



         THE THIRD YEAR YOU OWN THEM              3.0%         3.0%         1.0%          NONE



         THE FOURTH YEAR YOU OWN THEM             3.0%         3.0%         NONE          NONE



         THE FIFTH YEAR YOU OWN THEM              2.0%         2.0%         NONE          NONE



         THE SIXTH YEAR YOU OWN THEM              1.0%         1.0%         NONE          NONE



         AFTER SIX YEARS OF OWNING THEM           NONE         NONE         NONE          NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares generally convert automatically to Class A shares according to the following schedule:

                                                        WILL CONVERT TO CLASS A SHARES
         CLASS B SHARES YOU BOUGHT                        AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                  EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
           $0 -- $249,999                                         NINE YEARS
           $250,000 -- $499,999                                    SIX YEARS
           $500,000 -- $999,999                                   FIVE YEARS



         BEFORE AUGUST 1, 1997                                    NINE YEARS

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


(About Class C     ABOUT CLASS C SHARES
  shares GRAPHIC)

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. PURCHASES OVER $1 MILLION MAY BE REJECTED.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a waived or reduced front-end sales charge, (often referred to as "breakpoint discounts"), or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and at www.columbiafunds.com and may also be discussed in the SAI. Please contact your investment professional or contact Columbia Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

      The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Columbia Funds.

      The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds Family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Portfolio is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Portfolio or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Portfolio's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

      FRONT-END SALES CHARGES



      (Class A shares)

      There are two ways you can lower the front-end sales charge you pay on Class A shares:

        - RIGHTS OF ACCUMULATION
        The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Portfolio will use the shares' current public offering price.

        - STATEMENT OF INTENT
        You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
          The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - Individual accounts

           - Joint accounts

           - Certain IRA accounts

           - Certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia Fund shares. The value of your investment in a Columbia Money Market Fund held in an eligible account may be aggregated with your investments in other funds in the Columbia Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Portfolios within 90 days of the date of distribution

        - Columbia Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Columbia Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Portfolios

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Columbia Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

        - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

            - have at least $500,000 invested in Class A shares of Columbia
              Funds (except Money Market Funds), or
            - sign a letter of intent to buy at least $500,000 of Class A shares of Columbia Funds (except Money Market Funds), or

            - be an employer-sponsored plan with at least 100 eligible participants, or

            - be a participant in an alliance program that has signed an agreement with the Portfolio or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A shares of the same Portfolio. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES
      (Class A, Class B and Class C shares)

      You won't pay a CDSC on the following transactions:

      DEATH:  CDSCs may be waived on redemptions following the death of:

        - The sole shareholder on an individual account

        - A joint tenant where the surviving joint tenant is the deceased's spouse

        - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - The disability must arise after the purchase of shares and

        - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability, and

        - A letter from a physician must be signed under penalty of perjury stating the nature of the disability
      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - The grantor of the trust is the sole trustee and the sole life beneficiary

        - Death occurs following the purchase and

        - The trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(Buying, selling and exchanging shares GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Portfolios through your selling agent.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Portfolios also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Portfolios offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Portfolio's or Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio or Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolios are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolios to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios or Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Portfolio or Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Portfolio are not affected by any of these limits. For these purposes, a "round trip" is a purchase by any means into a Portfolio or Fund followed by a redemption, of any amount, by any means out of the same Portfolio or Fund. Under this definition, a exchange into a Portfolio or Fund followed by a exchange out of the same Portfolio or Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Portfolio or Fund which may result in certain shareholders being able to market time a Portfolio or Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A. You can invest up to
                                         - $25 for traditional and Roth IRAs,       $50,000 in Class B shares. Class C
                                         and Coverdell Education Savings            share purchases are limited to $1
                                           Accounts                                 million.
                                         - no minimum for certain fee-based
                                           accounts and certain retirement plan
                                           accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $25 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50

Selling shares    In a lump sum          - shares sold by telephone are limited     A Fund will generally send proceeds
                                         to $100,000 in a 30-day period             from the sale to you within seven days
                                         - other restrictions may apply to          (usually on the next business day after
                                           withdrawals from retirement plan         your request is received in "good
                                           accounts                                 form"). However, if you purchased your
                                                                                    shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 15 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                         fee based accounts                         withdrawals any day of the month on a
                                                                                    monthly, quarterly or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a class.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class A
  shares                                   exchanges                                shares for Class A shares of any other
                                                                                    Portfolio or Fund distributed by the
                                                                                    Distributor. Some exceptions apply.
                                                                                    You can generally exchange your Class B
                                                                                    shares for Class B shares of any other
                                                                                    Portfolio or Fund distributed by the
                                                                                    Distributor. Some exceptions apply.
                                                                                    You can generally exchange your Class C
                                                                                    shares for Class C shares of any other
                                                                                    Portfolio or Fund distributed by the
                                                                                    Distributor. Some exceptions apply.
                                                                                    You won't pay a front-end sales charge
                                                                                    or CDSC on the shares you're
                                                                                    exchanging. There may be an additional
                                                                                    sales charge if exchanging from a Money
                                                                                    Market Fund. Redemption fees may apply.

                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Portfolio at the end of each business day. The net asset value per share of a Portfolio is based on the net asset value per share of the Columbia Funds the Portfolio invests in.

We calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Portfolios, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts or for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Account.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Portfolios you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION
 ABOUT TELEPHONE ORDERS,
 SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Portfolios, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Portfolio receives your order in good form.

        - You can sell up to $100,000 of shares by telephone in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Portfolio is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES       EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Portfolio to buy shares of another Portfolio or Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of a Portfolio for Class A shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Portfolio or Fund you're exchanging (unless your initial purchase of Class A shares was of a Columbia Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of a Portfolio for Class B shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Class C shares of a Columbia Money Market Fund through an exchange of Class B shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Class C shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of a Portfolio for Class C shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Your selling and servicing agents usually receive compensation based on your investment in the Portfolios. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Portfolio. The amount of this commission depends on which share class you choose:

  - up to 5.00% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                 MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                    AND SHAREHOLDER SERVICING FEES
                             (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES     0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                     SERVICING FEE



  CLASS B SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                     FEE



  CLASS C SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                     FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Portfolios' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolios pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Portfolios

  - additional amounts on all sales of shares:

      - up to 1.00% of the offering price per share of Class A shares

      - up to 1.00% of the net asset value per share of Class B shares

      - up to 1.00% of the net asset value per share of Class C shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Portfolios, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Portfolios for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Portfolios, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Portfolios, including, for example, presenting Portfolios on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Columbia Funds' transfer agent. The Columbia Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Portfolios and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(DISTRIBUTION AND TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Portfolios normally declare and pay distributions of net investment income quarterly, and distribute any net realized capital gain at least once a year. The Portfolios may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Portfolio usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Portfolio shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Portfolio.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the realized gain. This distribution is also subject to tax. The Portfolios have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Portfolio's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Portfolio's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges. Also, if you're an individual Portfolio shareholder, your distributions attributable to dividends received by the Portfolio from certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Portfolio shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" (now, the Advisor)) and BACAP Distributors, LLC (which has subsequently merged into the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust (now known as Columbia Funds Series Trust), the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 6, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a "motion to dismiss" that is pending. Discovery has recently been initiated. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Columbia Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA LIFEGOAL GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.28                $7.82               $10.68               $10.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.04                 0.02                 0.02                 --##
  Net realized and unrealized gain/(loss)
    on investments                               0.95                 3.46                (2.87)                0.32
  Net increase/(decrease) in net assets
    resulting from investment operations         0.99                 3.48                (2.85)                0.32
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.08)               (0.02)               (0.01)               (0.03)
  Distributions from net realized gains           --                   --                   --                   --
  Total distributions                           (0.08)               (0.02)               (0.01)               (0.03)
  Net asset value, end of year                  $12.19               $11.28                $7.82               $10.68
  TOTAL RETURN++                                 8.76%               44.51%              (26.68)%               3.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $93,070              $64,267              $21,559              $16,967
  Ratio of operating expenses to average
    net assets+++                                0.50%                0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        0.37%                0.20%                0.20%                0.00%
  Portfolio turnover rate                         13%                  6%                   13%                  33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.50%                0.50%                0.50%                0.50%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.48
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.07
  Net realized and unrealized gain/(loss)
    on investments                               (2.26)
  Net increase/(decrease) in net assets
    resulting from investment operations         (2.19)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.05)
  Distributions from net realized gains          (2.85)
  Total distributions                            (2.90)
  Net asset value, end of year                   $10.39
  TOTAL RETURN++                                (16.50)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $9,728
  Ratio of operating expenses to average
    net assets+++                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         0.56%
  Portfolio turnover rate                          58%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.50%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.

COLUMBIA LIFEGOAL GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.91                $7.61               $10.46               $10.23
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.04)               (0.05)               (0.04)               (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               0.91                 3.35                (2.81)                0.30
  Net increase/(decrease) in net assets
    resulting from investment operations         0.87                 3.30                (2.85)                0.23
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.06)                --##                  --                  --##
  Distributions from net realized gains           --                   --                   --                   --
  Total distributions                           (0.06)                --##                  --                  --##
  Net asset value, end of year                  $11.72               $10.91                $7.61               $10.46
  TOTAL RETURN++                                 7.95%               43.39%              (27.25)%               2.25%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $119,995              $88,969              $35,069              $29,079
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                       (0.38)%              (0.55)%              (0.55)%              (0.75)%
  Portfolio turnover rate                         13%                  6%                   13%                  33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.02
  Net realized and unrealized gain/(loss)
    on investments                               (2.28)
  Net increase/(decrease) in net assets
    resulting from investment operations         (2.26)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.01)
  Distributions from net realized gains          (2.85)
  Total distributions                            (2.86)
  Net asset value, end of year                   $10.23
  TOTAL RETURN++                                (17.18)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $14,753
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                        (0.19)%
  Portfolio turnover rate                          58%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.

COLUMBIA LIFEGOAL GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.85                $7.57               $10.40               $10.18
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.04)               (0.04)               (0.04)               (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               0.91                 3.32                (2.79)                0.29
  Net increase/(decrease) in net assets
    resulting from investment operations         0.87                 3.28                (2.83)                0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.06)                --##                  --                  --##
  Distributions from net realized gains           --                   --                   --                   --
  Total distributions                           (0.06)                --##                  --                  --##
  Net asset value, end of year                  $11.66               $10.85                $7.57               $10.40
  TOTAL RETURN++                                 8.00%               43.38%              (27.21)%               2.16%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $36,008              $19,340              $4,559               $3,436
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                       (0.38)%              (0.55)%              (0.55)%              (0.75)%
  Portfolio turnover rate                         13%                  6%                   13%                  33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.03
  Net realized and unrealized gain/(loss)
    on investments                               (2.29)
  Net increase/(decrease) in net assets
    resulting from investment operations         (2.26)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.01)
  Distributions from net realized gains          (2.85)
  Total distributions                            (2.86)
  Net asset value, end of year                   $10.18
  TOTAL RETURN++                                (17.18)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,198
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                        (0.19)%
  Portfolio turnover rate                          58%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.

COLUMBIA LIFEGOAL BALANCED
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.20                $8.79               $10.41               $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.16                 0.15                 0.16                 0.27
  Net realized and unrealized gain/(loss)
    on investments                               0.47                 2.44                (1.59)                0.19
  Net increase/(decrease) in net assets
    resulting from investment operations         0.63                 2.59                (1.43)                0.46
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.22)               (0.17)               (0.19)               (0.29)
  Distributions from net realized gains         (0.11)               (0.01)                 --                 (0.11)
  Total distributions                           (0.33)               (0.18)               (0.19)               (0.40)
  Net asset value, end of year                  $11.50               $11.20                $8.79               $10.41
  TOTAL RETURN++                                 5.75%               29.60%              (13.77)%               4.52%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $156,938             $111,325              $37,750              $11,343
  Ratio of operating expenses to average
    net assets+++                                0.50%                0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        1.45%                1.38%                1.72%                2.77%
  Portfolio turnover rate                         17%                  24%                  26%                 117%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.50%                0.50%                0.50%                0.50%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.99
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                               (0.69)
  Net increase/(decrease) in net assets
    resulting from investment operations         (0.29)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains          (0.95)
  Total distributions                            (1.35)
  Net asset value, end of year                   $10.35
  TOTAL RETURN++                                 (2.61)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $4,308
  Ratio of operating expenses to average
    net assets+++                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.44%
  Portfolio turnover rate                         106%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.50%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL BALANCED
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.16                $8.77               $10.39               $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.08                 0.07                 0.09                 0.20
  Net realized and unrealized gain/(loss)
    on investments                               0.46                 2.43                (1.57)                0.17
  Net increase/(decrease) in net assets
    resulting from investment operations         0.54                 2.50                (1.48)                0.37
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)               (0.10)               (0.14)               (0.22)
  Distributions from net realized gains         (0.11)               (0.01)                 --                 (0.11)
  Total distributions                           (0.25)               (0.11)               (0.14)               (0.33)
  Net asset value, end of year                  $11.45               $11.16                $8.77               $10.39
  TOTAL RETURN++                                 4.94%               28.63%              (14.33)%               3.62%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $271,691             $208,372              $87,911              $33,519
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                        0.70%                0.63%                0.97%                2.02%
  Portfolio turnover rate                         17%                  24%                  26%                 117%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.32
  Net realized and unrealized gain/(loss)
    on investments                               (0.70)
  Net increase/(decrease) in net assets
    resulting from investment operations         (0.38)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.32)
  Distributions from net realized gains          (0.95)
  Total distributions                            (1.27)
  Net asset value, end of year                   $10.35
  TOTAL RETURN++                                 (3.37)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $13,676
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                         2.69%
  Portfolio turnover rate                         106%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL BALANCED
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.26                $8.85               $10.49               $10.44
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.08                 0.08                 0.09                 0.20
  Net realized and unrealized gain/(loss)
    on investments                               0.47                 2.45                (1.60)                0.18
  Net increase/(decrease) in net assets
    resulting from investment operations         0.55                 2.53                (1.51)                0.38
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)               (0.11)               (0.13)               (0.22)
  Distributions from net realized gains         (0.11)               (0.01)                 --                 (0.11)
  Total distributions                           (0.25)               (0.12)               (0.13)               (0.33)
  Net asset value, end of year                  $11.56               $11.26                $8.85               $10.49
  TOTAL RETURN++                                 4.99%               28.67%              (14.41)%               3.66%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $62,615              $39,204              $7,620               $3,655
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                        0.70%                0.63%                0.97%                2.02%
  Portfolio turnover rate                         17%                  24%                  26%                 117%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.09
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.34
  Net realized and unrealized gain/(loss)
    on investments                               (0.73)
  Net increase/(decrease) in net assets
    resulting from investment operations         (0.39)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.31)
  Distributions from net realized gains          (0.95)
  Total distributions                            (1.26)
  Net asset value, end of year                   $10.44
  TOTAL RETURN++                                 (3.43)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,613
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                         2.69%
  Portfolio turnover rate                         106%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL INCOME AND
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.11                $9.67               $10.41               $10.43
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.23                 0.22                 0.24                 0.36
  Net realized and unrealized gain/(loss)
    on investments                               0.10                 1.50                (0.71)                0.01
  Net increase/(decrease) in net assets
    resulting from investment operations         0.33                 1.72                (0.47)                0.37
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.28)               (0.22)               (0.24)               (0.34)
  Distributions from net realized gains         (0.12)               (0.06)               (0.03)               (0.05)
  Total distributions                           (0.40)               (0.28)               (0.27)               (0.39)
  Net asset value, end of year                  $11.04               $11.11                $9.67               $10.41
  TOTAL RETURN++                                 3.05%               17.93%               (4.49)%               3.56%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $42,816              $33,141              $11,027              $4,241
  Ratio of operating expenses to average
    net assets+++                                0.50%                0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        2.03%                1.95%                2.47%                3.56%
  Portfolio turnover rate                         34%                  14%                  34%                  37%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.50%                0.50%                0.50%                0.50%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.51
  Net realized and unrealized gain/(loss)
    on investments                               (0.06)
  Net increase/(decrease) in net assets
    resulting from investment operations          0.45
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.47)
  Distributions from net realized gains          (0.24)
  Total distributions                            (0.71)
  Net asset value, end of year                   $10.43
  TOTAL RETURN++                                  4.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,487
  Ratio of operating expenses to average
    net assets+++                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.80%
  Portfolio turnover rate                          35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.50%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL INCOME AND
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.08                $9.66               $10.41               $10.44
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.14                 0.13                 0.17                 0.29
  Net realized and unrealized gain/(loss)
    on investments                               0.11                 1.50                (0.71)                 --
  Net increase/(decrease) in net assets
    resulting from investment operations         0.25                 1.63                (0.54)                0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.20)               (0.15)               (0.18)               (0.27)
  Distributions from net realized gains         (0.12)               (0.06)               (0.03)               (0.05)
  Total distributions                           (0.32)               (0.21)               (0.21)               (0.32)
  Net asset value, end of year                  $11.01               $11.08                $9.66               $10.41
  TOTAL RETURN++                                 2.30%               16.94%               (5.20)%               2.77%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $85,762              $80,486              $43,905              $13,926
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                        1.28%                1.20%                1.72%                2.81%
  Portfolio turnover rate                         34%                  14%                  34%                  37%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.70
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.43
  Net realized and unrealized gain/(loss)
    on investments                               (0.06)
  Net increase/(decrease) in net assets
    resulting from investment operations          0.37
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.39)
  Distributions from net realized gains          (0.24)
  Total distributions                            (0.63)
  Net asset value, end of year                   $10.44
  TOTAL RETURN++                                  3.55%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $5,391
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                         4.05%
  Portfolio turnover rate                          35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL INCOME AND
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.03                $9.62               $10.37               $10.40
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.14                 0.13                 0.17                 0.29
  Net realized and unrealized gain/(loss)
    on investments                               0.11                 1.49                (0.71)                 --
  Net increase/(decrease) in net assets
    resulting from investment operations         0.25                 1.62                (0.54)                0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.20)               (0.15)               (0.18)               (0.27)
  Distributions from net realized gains         (0.12)               (0.06)               (0.03)               (0.05)
  Total distributions                           (0.32)               (0.21)               (0.21)               (0.32)
  Net asset value, end of year                  $10.96               $11.03                $9.62               $10.37
  TOTAL RETURN++                                 2.32%               16.95%               (5.23)%               2.77%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $17,708              $17,469              $5,066               $1,829
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                        1.28%                1.20%                1.72%                2.81%
  Portfolio turnover rate                         34%                  14%                  34%                  37%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.67
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.43
  Net realized and unrealized gain/(loss)
    on investments                               (0.07)
  Net increase/(decrease) in net assets
    resulting from investment operations          0.36
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.39)
  Distributions from net realized gains          (0.24)
  Total distributions                            (0.63)
  Net asset value, end of year                   $10.40
  TOTAL RETURN++                                  3.50%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,051
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                         4.05%
  Portfolio turnover rate                          35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Portfolio, including investment advisory fees and other Portfolio costs, on the Portfolios' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in each class of the Portfolios assuming a 5% return each year, the hypothetical year-end balance fees and before expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for each Portfolio, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

COLUMBIA LIFEGOAL GROWTH PORTFOLIO -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.39%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.61%            $ 9,765.24      $  708.37
       2           10.25%            $10,391.06              7.35%            $10,117.77      $  138.19
       3           15.76%            $10,910.62             11.23%            $10,483.02      $  143.18
       4           21.55%            $11,456.15             15.24%            $10,861.46      $  148.34
       5           27.63%            $12,028.95             19.40%            $11,253.55      $  153.70
       6           34.01%            $12,630.40             23.71%            $11,659.81      $  159.25
       7           40.71%            $13,261.92             28.18%            $12,080.73      $  165.00
       8           47.75%            $13,925.02             32.80%            $12,516.84      $  170.95
       9           55.13%            $14,621.27             37.60%            $12,968.70      $  177.12
      10           62.89%            $15,352.33             42.57%            $13,436.87      $  183.52
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,011.87
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,147.62

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE PORTFOLIO.

COLUMBIA LIFEGOAL GROWTH PORTFOLIO -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.14%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.86%            $10,286.00      $  217.06
       2           10.25%            $11,025.00              5.80%            $10,580.18      $  223.27
       3           15.76%            $11,576.25              8.83%            $10,882.77      $  229.65
       4           21.55%            $12,155.06             11.94%            $11,194.02      $  236.22
       5           27.63%            $12,762.82             15.14%            $11,514.17      $  242.98
       6           34.01%            $13,400.96             18.43%            $11,843.47      $  249.93
       7           40.71%            $14,071.00             21.82%            $12,182.20      $  257.07
       8           47.75%            $14,774.55             25.31%            $12,530.61      $  264.43
       9           55.13%            $15,513.28             29.82%            $12,981.71      $  178.59
      10           62.89%            $16,288.95             34.49%            $13,449.05      $  185.02
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,449.05
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,284.21

COLUMBIA LIFEGOAL GROWTH PORTFOLIO -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.14%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.86%            $10,286.00      $  217.06
       2           10.25%            $11,025.00              5.80%            $10,580.18      $  223.27
       3           15.76%            $11,576.25              8.83%            $10,882.77      $  229.65
       4           21.55%            $12,155.06             11.94%            $11,194.02      $  236.22
       5           27.63%            $12,762.82             15.14%            $11,514.17      $  242.98
       6           34.01%            $13,400.96             18.43%            $11,843.47      $  249.93
       7           40.71%            $14,071.00             21.82%            $12,182.20      $  257.07
       8           47.75%            $14,774.55             25.31%            $12,530.61      $  264.43
       9           55.13%            $15,513.28             28.89%            $12,888.98      $  271.99
      10           62.89%            $16,288.95             32.58%            $13,257.61      $  279.77
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,257.61
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,472.37

COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT        ASSUMED RATE OF RETURN
              1.29%                             $10,000.00                                5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $ 9,896.25              3.71%             $ 9,774.67        $  698.84
       2           10.25%             $10,391.06              7.56%             $10,137.31        $  128.43
       3           15.76%             $10,910.62             11.55%             $10,513.40        $  133.20
       4           21.55%             $11,456.15             15.69%             $10,903.45        $  138.14
       5           27.63%             $12,028.95             19.98%             $11,307.97        $  143.26
       6           34.01%             $12,630.40             24.43%             $11,727.49        $  148.58
       7           40.71%             $13,261.92             29.05%             $12,182.58        $  154.09
       8           47.75%             $13,925.02             33.83%             $12,613.81        $  159.81
       9           55.13%             $14,621.27             38.80%             $13,081.79        $  165.74
      10           62.89%             $15,352.33             43.95%             $13,567.12        $  171.89
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 4,142.12
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $2,041.97

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE PORTFOLIO.

COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO -- CLASS B SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT        ASSUMED RATE OF RETURN
              2.04%                             $10,000.00                                5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              2.96%             $10,296.00        $  207.02
       2           10.25%             $11,025.00              6.01%             $10,600.76        $  213.15
       3           15.76%             $11,576.25              9.15%             $10,914.54        $  219.46
       4           21.55%             $12,155.06             12.38%             $11,237.61        $  225.95
       5           27.63%             $12,762.82             15.70%             $11,570.25        $  232.64
       6           34.01%             $13,400.96             19.13%             $11,912.73        $  239.53
       7           40.71%             $14,071.00             22.65%             $12,265.34        $  246.62
       8           47.75%             $14,774.55             26.28%             $12,628.40        $  253.92
       9           55.13%             $15,513.28             30.96%             $13,095.65        $  167.21
      10           62.89%             $16,288.95             35.80%             $13,580.19        $  173.39
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 3,580.19
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $2,178.87

COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.04%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.96%            $10,296.00      $  207.02
       2           10.25%            $11,025.00              6.01%            $10,600.76      $  213.15
       3           15.76%            $11,576.25              9.15%            $10,914.54      $  219.46
       4           21.55%            $12,155.06             12.38%            $11,237.61      $  225.95
       5           27.63%            $12,762.82             15.70%            $11,570.25      $  232.64
       6           34.01%            $13,400.96             19.13%            $11,912.73      $  239.53
       7           40.71%            $14,071.00             22.65%            $12,265.34      $  246.62
       8           47.75%            $14,774.55             26.28%            $12,628.40      $  253.92
       9           55.13%            $15,513.28             30.02%            $13,002.20      $  261.43
      10           62.89%            $16,288.95             33.87%            $13,387.06      $  269.17
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,387.06
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,368.88

COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.16%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.84%            $ 9,786.92      $  686.43
       2           10.25%            $10,391.06              7.83%            $10,162.74      $  115.71
       3           15.76%            $10,910.62             11.97%            $10,552.99      $  120.15
       4           21.55%            $11,456.15             16.27%            $10,958.22      $  124.77
       5           27.63%            $12,028.95             20.73%            $11,379.02      $  129.56
       6           34.01%            $12,630.40             25.37%            $11,815.97      $  134.53
       7           40.71%            $13,261.92             30.18%            $12,269.70      $  139.70
       8           47.75%            $13,925.02             35.18%            $12,740.86      $  145.06
       9           55.13%            $14,621.27             40.37%            $13,230.11      $  150.63
      10           62.89%            $15,352.33             45.76%            $13,738.15      $  156.42
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,313.15
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,902.95

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE PORTFOLIO.

COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.91%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.09%            $10,309.00      $  193.95
       2           10.25%            $11,025.00              6.28%            $10,627.55      $  199.94
       3           15.76%            $11,576.25              9.56%            $10,955.94      $  206.12
       4           21.55%            $12,155.06             12.94%            $11,294.48      $  212.49
       5           27.63%            $12,762.82             16.43%            $11,643.48      $  219.06
       6           34.01%            $13,400.96             20.03%            $12,003.26      $  225.83
       7           40.71%            $14,071.00             23.74%            $12,374.16      $  232.80
       8           47.75%            $14,774.55             27.57%            $12,756.52      $  240.00
       9           55.13%            $15,513.28             32.44%            $13,243.82      $  153.40
      10           62.89%            $16,288.95             37.50%            $13,749.74      $  159.26
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,749.74
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,042.86

COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.91%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.09%            $10,309.00      $  193.95
       2           10.25%            $11,025.00              6.28%            $10.627.55      $  199.94
       3           15.76%            $11,576.25              9.56%            $10,955.94      $  206.12
       4           21.55%            $12,155.06             12.94%            $11,294.48      $  212.49
       5           27.63%            $12,762.82             16.43%            $11,643.48      $  219.06
       6           34.01%            $13,400.96             20.03%            $12,003.26      $  225.83
       7           40.71%            $14,071.00             23.74%            $12,374.16      $  232.80
       8           47.75%            $14,774.55             27.57%            $12,756.52      $  240.00
       9           55.13%            $15,513.28             31.51%            $13,150.70      $  247.41
      10           62.89%            $16,288.95             35.57%            $13,557.06      $  255.06
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,557.06
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,232.67

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolios.

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

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

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
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      COLUMBIA MANAGEMENT(R)



WHERE TO FIND MORE INFORMATION

You'll find more information about Columbia LifeGoal Portfolios in the following documents:


ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Portfolios and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM


Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



--------------------------------------------------------------------------------

          SEC file number: 811-09645
          Columbia Funds Series Trust

          PRO-36/91460-1005

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT(R)




Columbia LifeGoal(R) Income
Portfolio

Prospectus -- Class A, B and C Shares

November 1, 2005

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               MAY LOSE VALUE
NOT FDIC-INSURED              NO BANK GUARANTEE

AN OVERVIEW OF THE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 51.

YOUR INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIO AND THE UNDERLYING FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia LifeGoal Income Portfolio. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

The Portfolio invests in a mix of Money Market, Government & Corporate Bond, Stock Funds, Fixed Income Sector Portfolios and other individual securities like money market instruments, bonds and equities using an asset allocation approach.

ABOUT ASSET ALLOCATION

Asset allocation is the process of creating a diversified portfolio by investing in different asset classes -- for example, money market instruments, fixed income securities and equity securities -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how the Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like high yield and investment grade bonds, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall Portfolio volatility.

ABOUT THE PORTFOLIO

The Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The performance of the Portfolio depends on many factors, including its allocation strategy and the performance of the Funds and other securities it invests in. In general, the more the Portfolio allocates to Stock Funds and equity securities, the greater the potential return and the greater the risk of a decline in share price. The more the Portfolio allocates to Government & Corporate Bond Funds, fixed income securities, Money Market Funds and money market instruments, generally the greater the potential for price stability and the lower the potential return. There's always a risk, however, that you'll lose money or that you may not earn as much as you expect.

The Portfolio focuses on current income. It normally allocates a majority of its assets to Funds which invest in fixed income securities, but may also allocate some assets to Funds that invest in equities, money market instruments and individual securities.

IS LIFEGOAL RIGHT FOR YOU?

When you're choosing a mutual fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Columbia LifeGoal Income Portfolio may be suitable for you if:

  - you have longer-term investment goals

  - it is part of a balanced portfolio

  - you're looking for a regular stream of income

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  - you have short-term investment goals

You'll find a discussion of the Portfolio's investment objective, principal investment strategies and risks in the Portfolio description that starts on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolio, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Portfolio in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolio
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO THE PORTFOLIO. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 18.

--------------------------------------------------------------------------------


COLUMBIA LIFEGOAL INCOME PORTFOLIO                               5
------------------------------------------------------------------
ABOUT THE UNDERLYING FUNDS                                      12
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     16
------------------------------------------------------------------
HOW THE PORTFOLIO IS MANAGED                                    18

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        20
     About Class A shares                                       21
        Front-end sales charge                                  21
        Contingent deferred sales charge                        22
     About Class B shares                                       23
        Contingent deferred sales charge                        23
     About Class C shares                                       24
        Contingent deferred sales charge                        24
        When you might not have to pay a sales                  24
           charge
  Buying, selling and exchanging shares                         30
     How orders are processed                                   34
  How selling and servicing agents are paid                     40
  Distributions and taxes                                       42
  Legal matters                                                 44
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            45
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            48
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   51
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA LIFEGOAL INCOME PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 18.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks current income through investments primarily in fixed income and income-oriented equity securities consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests a majority of its assets in Class Z shares of
                   Government & Corporate Bond Funds, but may also invest in Stock and Money Market
                   Funds, Fixed Income Sector Portfolios advised by the Adviser and individual securities.

The team uses asset allocation as a primary investment approach. It:

  - allocates assets among Fund and individual security categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses Funds and individual securities within each category and the amount it will allocate to each, looking at each Fund's (or individual security's) historical returns, as well as the expected performance of the mix of Funds (or individual securities)

  - reviews the allocations to Funds and individual securities on an ongoing basis, and may change these allocations when it believes it's appropriate to do so

The actual amount invested in each Fund (or individual security) or category of Funds (or category of individual securities) may vary from the allocations set by the team, depending on how the Funds or individual securities perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund or individual security category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund or individual security categories

  - if there are fewer assets in a Fund or individual security category than in the target allocation, it may allocate money coming into the Portfolio to that Fund or security category

The Portfolio normally sells securities or a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

In addition to the individual securities identified on page 6, the Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Portfolio may invest in futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Portfolio may invest in private placements to seek to enhance its yield. The Portfolio may gain additional exposure to these types of instruments through the Underlying Funds in which it may invest.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

  COLUMBIA LIFEGOAL INCOME PORTFOLIO                          TARGET ALLOCATION FOR EACH
  CAN INVEST IN THE FOLLOWING FUNDS OR INDIVIDUAL SECURITIES          CATEGORY:



  GOVERNMENT & CORPORATE BOND FUNDS                                     0-100%
    COLUMBIA SHORT TERM BOND FUND
    COLUMBIA INTERMEDIATE CORE BOND FUND
    COLUMBIA TOTAL RETURN BOND FUND
    CORPORATE BOND PORTFOLIO
    MORTGAGE- & ASSET-BACKED PORTFOLIO



  HIGH YIELD BOND FUND                                                   0-35%
    COLUMBIA HIGH INCOME FUND



  MONEY MARKET FUND                                                      0-35%
    COLUMBIA CASH RESERVES



  CONVERTIBLE SECURITIES FUND                                            0-20%
    COLUMBIA CONVERTIBLE SECURITIES FUND



  STOCK FUNDS                                                            0-20%
    COLUMBIA LARGE CAP VALUE FUND
    COLUMBIA MID CAP VALUE FUND
    COLUMBIA SMALL CAP VALUE FUND II



  INDIVIDUAL SECURITIES*                                                0-100%

*INDIVIDUAL SECURITIES INCLUDE, WITHOUT LIMITATION, THE FOLLOWING CATEGORIES:
 MONEY MARKET INSTRUMENTS, INVESTMENT GRADE BONDS AND NOTES, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, HIGH YIELD DEBT SECURITIES, INTERNATIONAL BONDS, INCOME-ORIENTED EQUITIES, CONVERTIBLE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS (OR REITS).

The team will invest a minimum of 50% of the Portfolio's investable assets in investment grade fixed income securities (either through an underlying Nations Fund or through individual securities). The team will invest no more than 30% of the Portfolio's investable assets in a combination of income-oriented equity securities and REITs, however, the team will not invest more than 20% of the Portfolio's investable assets in REITs. The team may substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THE PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia LifeGoal Income Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve current income. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds or individual securities the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - INTEREST RATE RISK -- The Portfolio may allocate assets to fixed income securities or to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Portfolio may allocate assets to fixed income securities or to Funds that may invest in fixed income securities, which could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio may allocate assets to non-investment grade securities or to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio may allocate assets to derivatives or to Funds that use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio may allocate assets to convertible securities or to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - REBALANCING POLICY -- The actual amount in each Fund (or security) or category of Funds (or category of security) may vary from the target allocations set by the team. This could continue for some time.

      - STOCK MARKET RISK -- The Portfolio may allocate assets to income-oriented equities or to Funds that invest in income-oriented equities. The value of the income-oriented equities the Portfolio invests in directly and the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- The Portfolio may allocate assets to foreign securities or to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2004
               ----
               4.59%



              *Year-to-date return as of June 30, 2005: 0.33%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:           2.22%
         WORST: 2ND QUARTER 2004:         -1.04%

--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Class A shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total returns before taxes for Class B shares and Class C shares of the Portfolio, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Portfolio. The table also shows the returns for each period for the Lehman Brothers U.S. Aggregate 1-3 Years Index, an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life, and the Blended 80% Lehman Brothers U.S. Aggregate 1-3 Years Index/20% Lehman Brothers U.S. High Yield Index. The Lehman Brothers U.S. High Yield Index is an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                              1 YEAR    PORTFOLIO*
         CLASS A SHARES RETURNS BEFORE TAXES                    1.23%     3.68%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS   -0.28%     2.17%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF PORTFOLIO SHARES                         0.81%     2.26%



         CLASS B SHARES RETURNS BEFORE TAXES                    0.84%     3.28%



         CLASS C SHARES RETURNS BEFORE TAXES                    2.84%     5.45%



         LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                               1.43%     2.11%



         BLENDED 80% LEHMAN BROTHERS U.S. AGGREGATE 1-3
           YEARS INDEX/20% LEHMAN BROTHERS U.S. HIGH YIELD
           INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                            3.32%     4.65%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE SEPTEMBER 4, 2003, SEPTEMBER 4, 2003 AND SEPTEMBER 5, 2003, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM AUGUST 31, 2003.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE COLUMBIA FUNDS THE PORTFOLIO INVESTS IN.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              3.25%     N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)      3.00%(2)   1.00%(3)



         ANNUAL PORTFOLIO OPERATING EXPENSES(4)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees(5,6)                             0.32%     0.32%     0.32%



         Distribution (12b-1) and shareholder
         servicing fees                                   0.25%     1.00%     1.00%



         Other expenses                                   0.55%     0.55%     0.55%
                                                           ----      ----      ----



         Total annual Portfolio operating expenses(7)     1.12%     1.87%     1.87%



         Fee waivers and/or reimbursements(8)           (0.45)%   (0.45)%   (0.45)%
                                                          -----     -----     -----



         Total net expenses                               0.67%     1.42%     1.42%
                                                           ====      ====      ====






         Expense ratio of Underlying Funds                0.49%     0.49%     0.49%



         Net expense ratio including expenses of
         Underlying Funds(9)                              1.16%     1.91%     1.91%



         Gross expense ratio including expenses of
         Underlying Funds                                 1.62%     2.37%     2.37%




      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)Actual management fees will be charged to the Portfolio based on a weighted average of the underlying assets of the Portfolio. No management fee will be charged on assets invested in Class Z shares of Columbia Funds Government & Corporate Bond, Stock and Money Market Funds. Management fees on assets invested in individual securities and the Corporate Bond and the Mortgage- and Asset-Backed Securities Portfolios of the Fixed Income Sector Portfolios will be charged at rates of 0.50%, less a 0.10% waiver.

      (6)The Portfolio pays an investment advisory fee of 0.09% and an administration fee of 0.23%.

      (7)The total annual Portfolio operating expenses are based on an asset allocation of 85% to Underlying Funds and 15% to Fixed Income Sector Portfolios, which is the allocation expected as of the date of this prospectus. This allocation, however, will change over time. Depending upon the allocation, the lowest and highest total annual operating expense ratio for the Portfolio's Class A shares could be 1.03% and 1.53%, respectively; and for the Portfolio's Class B and Class C shares, 1.78% and 2.28%, respectively.

      (8)The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after July 31, 2006.

      (9)Includes the fees and expenses incurred by the Fund directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation, based on the respective expense ratios of the Underlying Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Underlying Fund in effect as of the end of its last fiscal year. Based on this allocation, the Portfolio's estimated indirect annual expenses would have been 0.49%. Such expense ratios ranged from 0.20% to 0.84%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time. The Portfolio will not incur these indirect expenses on the portion of its assets invested in individual securities.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

        - the waivers and/or reimbursements shown above expire on July 31, 2006 and are not reflected in the 3, 5 and 10 year examples.

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $439     $766     $1,136     $2,147



         CLASS B SHARES                          $494     $896     $1,224     $2,484



         CLASS C SHARES                          $294     $696     $1,224     $2,671

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $194     $696     $1,224     $2,484



         CLASS C SHARES                          $194     $696     $1,224     $2,671

About the Underlying Funds

The table starting on the next page is a brief overview of the objectives and principal investments of the Underlying Funds in which the Columbia LifeGoal Income Portfolio may invest. The Portfolio may invest in a different mix of Underlying Funds. You'll find the mix of Underlying Funds and target allocations for the Portfolio starting on page 5.

The team can substitute or add other Funds to this table at any time, including Funds introduced after the date of this prospectus.

FOR MORE INFORMATION

You'll find more detailed information about each Fund's investment strategies and risks in its prospectus and in its SAI. Please call us at 1.800.345.6611 for copies.

                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------
GOVERNMENT & CORPORATE BOND FUNDS
Columbia Short Term Bond Fund         High current income consistent with minimal    - at least 65% of its total assets in
                                      fluctuations of principal.                     investment grade fixed income securities.
                                                                                       The team may choose unrated securities
                                                                                       if it believes they are of comparable
                                                                                       quality to investment grade securities
                                                                                       at the time of investment. Effective
                                                                                       September 23, 2005, under normal
                                                                                       circumstances, the Fund will invest at
                                                                                       least 80% of its assets in bonds
                                                                                     - corporate debt securities, including
                                                                                     bonds, notes and debentures,
                                                                                       mortgage-related securities issued by
                                                                                       governments, asset-backed securities or
                                                                                       U.S. government obligations

Columbia Intermediate Core Bond       Obtain interest income and capital             Columbia High Income Master Portfolio. The
  Fund                                appreciation.                                  Master Portfolio invests:
                                                                                     - at least 80% of its assets in bonds. The
                                                                                       Master Portfolio normally invests at
                                                                                       least 65% of its assets in intermediate
                                                                                       and longer-term fixed income securities
                                                                                       that are rated investment grade. The
                                                                                       Master Portfolio can invest up to 35% of
                                                                                       its assets in mortgage-backed
                                                                                       securities, including collateralized
                                                                                       mortgage obligations (CMOs), that are
                                                                                       backed by the U.S. government, its
                                                                                       agencies or instrumentalities, or
                                                                                       corporations

Columbia Total Return Bond Fund       Total return by investing in investment        - at least 80% of its assets in bonds
                                      grade fixed income securities.                 - at least 65% of its assets in investment
                                                                                     grade fixed income securities. The
                                                                                       portfolio management team may choose
                                                                                       unrated securities if it believes they
                                                                                       are of comparable quality to investment
                                                                                       grade securities at the time of
                                                                                       investment
                                                                                     - corporate debt securities, including
                                                                                     bonds, notes and debentures, U.S.
                                                                                       government obligations, foreign debt
                                                                                       securities denominated in U.S. dollars,
                                                                                       mortgage-related securities,
                                                                                       asset-backed securities or municipal
                                                                                       securities

Corporate Bond Portfolio              Maximize total return consistent with          - at least 80% of its assets in corporate
                                      investing at least 80% of its assets in a      debt securities (rated BBB or better)
                                      diversified portfolio of corporate bonds.        including foreign debt securities
                                                                                       denominated in U.S. dollars and
                                                                                       asset-backed securities. Normally, the
                                                                                       Portfolio's average dollar-weighted
                                                                                       maturity will be between five and
                                                                                       fifteen years and its duration will be
                                                                                       between four and seven years


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------
Mortgage- & Asset-Backed Portfolio    Maximize total return consistent with          - at least 80% of its assets in
                                      investing at least 80% of its assets in a      mortgage-related securities or other
                                      diversified portfolio of mortgage- and           asset-backed securities.
                                      other asset-backed securities.                   Mortgage-related securities may include
                                                                                       U.S. government obligations, or
                                                                                       securities that are issued or guaranteed
                                                                                       by private issuers, including
                                                                                       collateralized mortgage obligations,
                                                                                       commercial mortgage-backed securities,
                                                                                       and mortgage-backed securities that are
                                                                                       traded on a to-be-announced basis.
                                                                                       Asset-backed securities may include
                                                                                       bonds backed by automobile or credit
                                                                                       card receivables, equipment leases, home
                                                                                       equity loans, manufactured housing
                                                                                       loans, stranded utility costs,
                                                                                       collateralized debt obligations, and
                                                                                       other types of consumer loan or lease
                                                                                       receivables. All investments in
                                                                                       mortgage-backed and other asset-backed
                                                                                       securities will normally be rated
                                                                                       investment grade by one or more
                                                                                       nationally recognized statistical rating
                                                                                       agencies. The portfolio manager may
                                                                                       choose unrated securities it believes
                                                                                       are of comparable quality at the time of
                                                                                       investment. Normally, the Portfolio's
                                                                                       average dollar-weighted maturity will be
                                                                                       between two and eight years and its
                                                                                       duration will be between one and five
                                                                                       years

HIGH YIELD BOND FUND
Columbia High Income Fund             Maximum income by investing in a               Columbia Intermediate Core Bond Master
                                      diversified portfolio of high yield debt       Portfolio. The Master Portfolio invests:
                                      securities.                                    - at least 80% of its assets in domestic
                                                                                     and foreign corporate high yield debt
                                                                                       securities which are not rated
                                                                                       investment grade but generally will be
                                                                                       rated "BB" or "B" by Standard & Poor's
                                                                                       Corporation
                                                                                     - primarily in U.S. government
                                                                                     obligations, zero-coupon bonds, as well as
                                                                                       domestic corporate high yield debt
                                                                                       securities and U.S. dollar-denominated
                                                                                       foreign corporate high yield debt
                                                                                       securities, both of which include
                                                                                       private placements
                                                                                     - up to 20% of its assets in equity
                                                                                     securities which may include convertible
                                                                                       securities

MONEY MARKET FUND
Columbia Cash Reserves                Preservation of principal value and            - money market instruments, including
                                      maintenance of a high degree of liquidity        commercial paper, bank obligations,
                                      while providing current income.                  short- term debt securities, short-term
                                                                                       taxable municipal securities, repurchase
                                                                                       agreements secured by first-tier
                                                                                       securities, U.S. government obligations
                                                                                       or U.S. Treasury obligations


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------

CONVERTIBLE SECURITIES FUND
Columbia Convertible Securities       Total investment return, comprised of          - at least 80% of its assets in
  Fund                                current income and capital appreciation,       convertible securities. Most convertible
                                      consistent with prudent investment risk.         securities are issued by U.S. issuers
                                                                                       and are not investment grade
                                                                                     - the Fund may invest in common stocks
                                                                                     - the Fund may invest up to 15% of its
                                                                                     assets in Eurodollar convertible
                                                                                       securities
                                                                                     - the team generally chooses convertible
                                                                                       securities that are rated at least "B"
                                                                                       by a nationally recognized statistical
                                                                                       rating organization but may choose
                                                                                       unrated securities if it believes they
                                                                                       are of comparable quality at the time of
                                                                                       investment

STOCK FUNDS
Columbia Large Cap Value Fund         Growth of capital by investing in companies    - at least 80% of its assets in common
                                      that are believed to be undervalued.           stocks of U.S. companies. The Fund
                                                                                       generally invests in companies in a
                                                                                       broad range of industries with market
                                                                                       capitalizations of at least $1 billion
                                                                                       and daily trading volumes of at least $3
                                                                                       million. Effective September 23, 2005,
                                                                                       under normal circumstances, the Fund
                                                                                       will invest at least 80% of its assets
                                                                                       in large capitalization companies whose
                                                                                       market capitalizations are within the
                                                                                       range of the companies within the S&P
                                                                                       500 Index.
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities
                                                                                     - may also invest in real estate
                                                                                     investment trusts

Columbia Mid Cap Value Fund           Long-term growth of capital with income as     - at least 80% of its assets in equity
                                      a secondary consideration.                     securities of U.S. companies whose market
                                                                                       capitalizations are within the range of
                                                                                       the companies within the Russell MidCap
                                                                                       Value Index and that are believed to
                                                                                       have the potential for long-term growth.
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities
                                                                                     - may also invest in real estate
                                                                                     investment trusts

Columbia Small Cap Value Fund II      Long-term growth of capital by investing in    Columbia Small Cap Value Master Portfolio.
                                      companies believed to be undervalued.          The Master Portfolio invests:
                                                                                     - at least 80% of its assets in equity
                                                                                     securities of U.S. companies whose market
                                                                                       capitalizations are within the range of
                                                                                       the companies within the Russell 2000
                                                                                       Value Index and that are believed to
                                                                                       have the potential for long-term growth


--------------------------------------------------------------------------------

YOU'LL FIND SPECIFIC INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS IN THE DESCRIPTIONS STARTING ON PAGE 5.

--------------------------------------------------------------------------------

Other important information
(LINE GRAPH GRAPHIC)
The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of the Portfolio or Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        The Portfolio may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolio or any Fund may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds and the Portfolio may invest their assets in Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds and the Portfolio for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- The Portfolio may temporarily hold up to 100% of its assets in Columbia Cash Reserves, a money market fund, to try to protect it during a market or economic downturn or because of political or other conditions. The Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Portfolio and the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolio and the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolio's SAI and on the Columbia Funds' website. In addition, a complete list of the Portfolio's holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end, and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- The Portfolio or Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolio generally buys securities for capital appreciation, investment income, or both, and doesn't engage in short-term trading. You'll find the portfolio turnover rate for the Portfolio in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- The Portfolio may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables when the Portfolio invests in individual securities. These transaction costs are made up of all the costs that are associated with trading securities for the Portfolio's and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Portfolio's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Portfolio is managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, LLC AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER


The Adviser is the investment adviser to over 70 mutual fund portfolios in the Columbia Funds Family, including the Portfolio described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The Adviser's Investment Strategies Team is responsible for making the day-to-day investment decisions for each Portfolio.

The table below tells you which portfolio manager is responsible for making the day-to-day investment decisions for each Portfolio. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

  PORTFOLIO                                              PORTFOLIO MANAGER
  COLUMBIA LIFEGOAL INCOME PORTFOLIO                     VIKRAM KURIYAN

                              LENGTH OF SERVICE               BUSINESS EXPERIENCE
  PORTFOLIO MANAGER             WITH THE FUND             DURING THE PAST FIVE YEARS
  VIKRAM KURIYAN        COLUMBIA LIFEGOAL INCOME         COLUMBIA
                        PORTFOLIO                        MANAGEMENT--PORTFOLIO MANAGER
                        SINCE AUGUST 2004                SINCE 2000

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Portfolio and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Portfolio's annual report to shareholders for the fiscal year ended March 31.


The Adviser has agreed to waive fees and/or reimburse expenses until July 31, 2006. You'll find a discussion of any waivers and/or expense reimbursements in the Portfolio description. There is no assurance that the Adviser will waive fees and/or reimburse expenses after this date.

The following chart shows the maximum advisory fee the Adviser can receive along with the actual advisory fees the Adviser and/or an affiliate received during the Portfolio's last fiscal year. Certain Portfolios have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Portfolios for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA LIFEGOAL INCOME PORTFOLIO                          0.50%*       0.09%

*Actual management fees will be charged to the Portfolio based on a weighted average of the underlying assets of the Portfolio. No management fee will be charged on assets invested in Class Z shares of Columbia Funds Government & Corporate Bond, Stock and Money Market Funds. Management fees on assets invested in individual securities and the Corporate Bond and the Mortgage- and Asset-Backed Securities Portfolios of the Fixed Income Sector Portfolios will be charged at rates of 0.50%, less a 0.10% waiver.

INVESTMENT SUB-ADVISERS

Columbia Funds and the Adviser may engage one or more investment sub-advisers for the Portfolio to make day-to-day investment decisions for the Portfolio. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolio's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that the Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Portfolio's annual report to shareholders for the fiscal year ended March 31.

Applicable law requires the Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and Columbia Funds have applied for relief from the SEC to permit the Portfolio to act on many of the Adviser's recommendations with approval only by the Board and not by Portfolio shareholders. The Adviser or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Portfolio obtains the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Portfolio is distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Portfolio, and is responsible for overseeing the administrative operations of the Portfolio. The Portfolio pays Columbia Management Advisors, LLC a maximum fee of 0.23% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Portfolio's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING COLUMBIA FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Portfolio, you'll need to choose a share class. There are three classes of shares of the Portfolio offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below compares the changes and fees and other features of the share classes.

                                CLASS A             CLASS B             CLASS C
                                 SHARES              SHARES              SHARES
  MAXIMUM AMOUNT YOU CAN
  BUY                           NO LIMIT            $50,000            $1 MILLION



  MAXIMUM FRONT-END SALES
  CHARGE                         3.25%                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE                        NONE(1)             3.00%(2)            1.00%(3)



  MAXIMUM ANNUAL                               0.75% DISTRIBUTION  0.75% DISTRIBUTION
  DISTRIBUTION AND         0.25% DISTRIBUTION   (12B-1) FEE AND     (12B-1) FEE AND
  SHAREHOLDER SERVICING     (12B-1)/SERVICE          0.25%               0.25%
  FEES                            FEE             SERVICE FEE         SERVICE FEE



  CONVERSION FEATURE              NONE                YES                 NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Portfolio will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Portfolio, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Portfolio. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Portfolio, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(A SHARES GRAPHIC) ABOUT CLASS A SHARES

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                       SALES CHARGE(1)    AMOUNT RETAINED
                                     SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                      AS A % OF THE      NET AMOUNT        AS A % OF THE
         AMOUNT YOU BOUGHT           OFFERING PRICE       INVESTED        OFFERING PRICE
         $0 -- $99,999                    3.25%             3.36%              3.00%



         $100,000 -- $249,999             2.50%             2.56%              2.25%



         $250,000 -- $499,999             2.00%             2.04%              1.75%



         $500,000 -- $999,999             1.50%             1.53%              1.25%



         $1,000,000 OR MORE               0.00%             0.00%              1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      Your selling agent receives a cumulative commission from the Distributor when you purchase $1 million or more of Class A shares, as follows:

         $0 -- $2,999,999                                                      1.00%



         $3 MILLION -- $49,999,999                                             0.50%



         $50 MILLION OR MORE                                                   0.25%

      The commission to selling agents for Class A share purchases of $50 million or more is paid beginning in the 13th month but only to the extent the shares remain outstanding. For certain group retirement plans, selling agents will receive a 1% finder's fee from $0-$3 million.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $50,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT EXCEED THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.
--------------------------------------------------------------------------------



(About Class B     ABOUT CLASS B SHARES
  Shares GRAPHIC)

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                    YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                           3.0%



         THE SECOND YEAR YOU OWN THEM                                          3.0%



         THE THIRD YEAR YOU OWN THEM                                           2.0%



         THE FOURTH YEAR YOU OWN THEM                                          1.0%



         AFTER FOUR YEARS OF OWNING THEM                                       NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares generally convert automatically to Class A shares after you've owned them for eight years.

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


(About Class C     ABOUT CLASS C SHARES
  Shares GRAPHIC)

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases over $1 million may be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a waived or reduced front-end sales charge, (often referred to as "breakpoint discounts"), or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and at www.nationsfunds.com and may also be discussed in the SAI. Please contact your investment professional or contact Columbia Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

      The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Columbia Funds.

      The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds Family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Portfolio is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Portfolio or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Portfolio's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES



      (Class A shares)

      There are two ways you can lower the front-end sales charge you pay on Class A shares:

        - RIGHTS OF ACCUMULATION
            The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Portfolio will use the shares' current public offering price.

        - STATEMENT OF INTENT
            You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

      WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?

      The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

        - Individual accounts

        - Joint accounts

        - Certain IRA accounts

        - Certain trusts

        - UTMA/UGMA accounts

      For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia Fund shares. The value of your investment in a Columbia Money Market Fund held in an eligible account may be aggregated with your investments in other funds in the Columbia Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount.

        - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?

          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

        - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?

          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Portfolio within 90 days of the date of distribution

        - Columbia Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Columbia Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Portfolio

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Columbia Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

        - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

            - have at least $500,000 invested in Class A shares of Columbia
              Funds (except Money Market Funds), or

            - sign a letter of intent to buy at least $500,000 of Class A shares of Columbia Funds (except Money Market Funds), or

            - be an employer-sponsored plan with at least 100 eligible participants, or

            - be a participant in an alliance program that has signed an agreement with the Portfolio or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A shares of the same Portfolio. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES
      (Class A, Class B and Class C shares)

      You won't pay a CDSC on the following transactions:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - The sole shareholder on an individual account

        - A joint tenant where the surviving joint tenant is the deceased's spouse

        - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - The disability must arise after the purchase of shares and

        - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability, and

        - A letter from a physician must be signed under penalty of perjury stating the nature of the disability

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - The grantor of the trust is the sole trustee and the sole life beneficiary

        - Death occurs following the purchase and

        - The trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(Buying, selling and exchanging shares GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Portfolio through your selling agent.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Portfolio also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, the Portfolio offers Class Z Shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of the Portfolio's or a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio or Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolio is not intended as a vehicle for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolio to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of the Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase the Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish the Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios or Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in the Portfolio or a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of the Portfolio are not affected by any of these limits. For these purposes, a "round trip" is a purchase by any means into the Portfolio or a Fund followed by a redemption, of any amount, by any means out of the Portfolio or same Fund. Under this definition, an exchange into the Portfolio or a Fund followed by an exchange out of the Portfolio or same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in the Portfolio or a Fund which may result in certain shareholders being able to market time the Portfolio or a Fund while the shareholders in that Portfolio or Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A. You can invest up to
                                         - $25 for traditional and Roth IRAs,       $50,000 in Class B shares. Class C
                                         and Coverdell Education Savings            share purchases are limited to $1
                                           Accounts                                 million.
                                         - no minimum for certain fee-based
                                           accounts and certain retirement plan
                                           accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $25 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts


                  Using our              minimum initial investment:                You can buy shares any day of a month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50


Selling shares    In a lump sum          - shares sold by telephone are limited     A Fund will generally send proceeds
                                         to $100,000 in a 30-day period             from the sale to you within seven days
                                         - other restrictions may apply to          (usually on the next business day after
                                           withdrawals from retirement plan         your request is received in "good
                                           accounts                                 form"). However, if you purchased your
                                                                                    shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 15 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned


                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                         fee based accounts                         withdrawals any day of the month on a
                                                                                    monthly, quarterly, or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a class.


Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class A
  shares                                   exchanges                                shares for Class A shares of any other
                                                                                    Portfolio or Fund distributed by the
                                                                                    Distributor. Some exceptions apply.
                                                                                    You can generally exchange your Class B
                                                                                    shares for Class B shares of any other
                                                                                    Portfolio or Fund distributed by the
                                                                                    Distributor. Some exceptions apply.
                                                                                    You can generally exchange your Class C
                                                                                    shares for Class C shares of any other
                                                                                    Portfolio or Fund distributed by the
                                                                                    Distributor. Some exceptions apply.
                                                                                    You won't pay a front-end sales charge
                                                                                    or CDSC on the shares you're
                                                                                    exchanging. There may be an additional
                                                                                    sales charge if exchanging from a Money
                                                                                    Market Fund. Redemption fees may apply.


                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of the Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each class of the Portfolio at the end of each business day. The net asset value per share of the Portfolio is based on the net asset value per share of the Columbia Funds the Portfolio invests in.

We calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Portfolio, the Distributor, the Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share.

Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.


  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE PORTFOLIO EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts or for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match

          Plans for Employees (SIMPLE IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Portfolios you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Portfolio, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Portfolio receives your order in good form.

        - You can sell up to $100,000 of shares by telephone in a 30-day period if you qualify for telephone orders.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Portfolio is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(ARROWS GRAPHIC)   EXCHANGING SHARES

      You can generally sell shares of the Portfolio to buy shares of another Portfolio or Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of the Portfolio for Class A shares of any other Columbia LifeGoal Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Portfolio or Fund you're exchanging (unless your initial purchase of Class A shares was of a Columbia Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of the Portfolio for Class B shares of any other Columbia LifeGoal Portfolio or Columbia Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Class C shares of a Columbia Money Market Fund through an exchange of Class B shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Class C shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of the Portfolio for Class C shares of any other Columbia LifeGoal Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Your selling and servicing agents usually receive compensation based on your investment in the Portfolio. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of the Portfolio. The amount of this commission depends on which share class you choose:

  - up to 3.00% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 2.75% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                              MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                 AND SHAREHOLDER SERVICING FEES
                          (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES  0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                  SERVICING FEE



  CLASS B SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                  FEE



  CLASS C SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                  FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Portfolio's assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolio pays these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Portfolio

  - additional amounts on all sales of shares:

      - up to 1.00% of the offering price per share of Class A shares

      - up to 1.00% of the net asset value per share of Class B shares

      - up to 1.00% of the net asset value per share of Class C shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Portfolio, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Portfolio for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Portfolio, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Portfolio, including, for example, presenting the Portfolio on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Portfolio shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Columbia Funds' transfer agent. The Columbia Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Portfolio and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(DISTRIBUTION AND TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Portfolio intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Portfolio won't have to pay any federal income tax. When the Portfolio makes this kind of a payment, it's split among all shares and is called a distribution.

The Portfolio normally declares and pays distributions of net investment income monthly, and distributes any net realized capital gain at least once a year. The Portfolio may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Portfolio usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Portfolio shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Portfolio.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the realized gain. This distribution is also subject to tax. The Portfolio has built up, or has the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIO. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of the Portfolio's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Portfolio's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges. Also, if you're an individual Portfolio shareholder, your distributions attributable to dividends received by the Portfolio from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest the Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Portfolio shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" (now, the Advisor)) and BACAP Distributors, LLC (which has subsequently merged into the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust (now known as Columbia Funds Series Trust), the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 6, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a "motion to dismiss" that is pending. Discovery has recently been initiated. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Portfolio has performed for the past five years or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Columbia Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA LIFEGOAL INCOME PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                            YEAR ENDED
  CLASS A SHARES                                             03/31/05
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                        $10.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                0.31
  Net realized and unrealized gain/(loss)
    on investments                                            (0.09)
  Net increase/(decrease) in net asset
    value from operations                                      0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.42)
  Distributions from net realized gains                       (0.04)
  Total distributions                                         (0.46)
  Net asset value, end of period                              $10.07
  TOTAL RETURN++                                              2.12%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                       $25,211
  Ratio of operating expenses to average
    net assets+++                                             0.67%
  Ratio of net investment income/(loss)
    to average net assets                                     3.01%
  Portfolio turnover rate                                      48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                                 1.12%

                                                            PERIOD ENDED
  CLASS A SHARES                                             03/31/04*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                         $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                 0.21
  Net realized and unrealized gain/(loss)
    on investments                                              0.30
  Net increase/(decrease) in net asset
    value from operations                                       0.51
  LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.20)
  Distributions from net realized gains                          --
  Total distributions                                          (0.20)
  Net asset value, end of period                               $10.31
  TOTAL RETURN++                                               5.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                        $35,964
  Ratio of operating expenses to average
    net assets+++                                              0.67%+
  Ratio of net investment income/(loss)
    to average net assets                                      3.14%+
  Portfolio turnover rate                                        5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                                  1.17%+

* Columbia LifeGoal Income Portfolio Class A shares commenced operations on September 4, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL INCOME PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                            YEAR ENDED
  CLASS B SHARES                                             03/31/05
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                        $10.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                0.24
  Net realized and unrealized gain/(loss)
    on investments                                            (0.10)
  Net increase/(decrease) in net asset
    value from operations                                      0.14
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.34)
  Distributions from net realized gains                       (0.04)
  Total distributions                                         (0.38)
  Net asset value, end of period                              $10.06
  TOTAL RETURN++                                              1.35%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                       $12,740
  Ratio of operating expenses to average
    net assets+++                                             1.42%
  Ratio of net investment income/(loss)
    to average net assets                                     2.36%
  Portfolio turnover rate                                      48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                                 1.87%

                                                            PERIOD ENDED
  CLASS B SHARES                                             03/31/04*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                         $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                 0.16
  Net realized and unrealized gain/(loss)
    on investments                                              0.31
  Net increase/(decrease) in net asset
    value from operations                                       0.47
  LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.17)
  Distributions from net realized gains                          --
  Total distributions                                          (0.17)
  Net asset value, end of period                               $10.30
  TOTAL RETURN++                                               4.70%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $9,269
  Ratio of operating expenses to average
    net assets+++                                              1.42%+
  Ratio of net investment income/(loss)
    to average net assets                                      2.39%+
  Portfolio turnover rate                                        5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                                  1.92%+

* Columbia LifeGoal Income Portfolio Class B shares commenced operations on September 4, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

COLUMBIA LIFEGOAL INCOME PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                            YEAR ENDED
  CLASS C SHARES                                             03/31/05
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                        $10.28
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                0.24
  Net realized and unrealized gain/(loss)
    on investments                                            (0.09)
  Net increase/(decrease) in net asset
    value from operations                                      0.15
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.34)
  Distributions from net realized gains                       (0.04)
  Total distributions                                         (0.38)
  Net asset value, end of period                              $10.05
  TOTAL RETURN++                                              1.46%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                        $9,881
  Ratio of operating expenses to average
    net assets+++                                             1.42%
  Ratio of net investment income/(loss)
    to average net assets                                     2.36%
  Portfolio turnover rate                                      48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                                 1.87%

                                                            PERIOD ENDED
  CLASS C SHARES                                             03/31/04*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                         $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                 0.16
  Net realized and unrealized gain/(loss)
    on investments                                              0.29
  Net increase/(decrease) in net asset
    value from operations                                       0.45
  LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.17)
  Distributions from net realized gains                          --
  Total distributions                                          (0.17)
  Net asset value, end of period                               $10.28
  TOTAL RETURN++                                               4.49%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $8,340
  Ratio of operating expenses to average
    net assets+++                                              1.42%+
  Ratio of net investment income/(loss)
    to average net assets                                      2.39%+
  Portfolio turnover rate                                        5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                                  1.92%+

* Columbia LifeGoal Income Portfolio Class C shares commenced operations on September 5, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of the Portfolio, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in each class of the Portfolio assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for the Portfolio, which is the same as that stated in the Annual Portfolio Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

COLUMBIA LIFEGOAL INCOME PORTFOLIO -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.16%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75              3.84%            $10,046.52      $  439.38
       2           10.25%            $10,666.69              7.83%            $10,432.31      $  118.78
       3           15.76%            $11,200.02             11.97%            $10,832,91      $  123.34
       4           21.55%            $11,760.02             16.27%            $11,248.89      $  128.07
       5           27.63%            $12,348.02             20.73%            $11,680.85      $  132.99
       6           34.01%            $12,965.43             25.37%            $12,129.39      $  138.10
       7           40.71%            $13,613.70             30.18%            $12,595.16      $  143.40
       8           47.75%            $14,294.38             35.18%            $13,078.82      $  146.91
       9           55.13%            $15,009.10             40.37%            $13,581.04      $  154.63
      10           62.89%            $15,759.56             45.76%            $14,102.55      $  160.56
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,427.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,688.17

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE PORTFOLIO.

COLUMBIA LIFEGOAL INCOME PORTFOLIO -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.91%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.09%            $10,309.00      $  193.95
       2           10.25%            $11,025.00              6.28%            $10,627.55      $  199.94
       3           15.76%            $11,576.25              9.56%            $10,955.94      $  206.12
       4           21.55%            $12,155.06             12.94%            $11,294.46      $  212.49
       5           27.63%            $12,762.82             16.43%            $11,643.48      $  219.06
       6           34.01%            $13,400.96             20.03%            $12,003.26      $  225.83
       7           40.71%            $14,071.00             23.74%            $12,374.16      $  232.80
       8           47.75%            $14,774.55             27.57%            $12,756.52      $  240.00
       9           55.13%            $15,513.28             31.88%            $13,187.69      $  210.15
      10           62.89%            $16,288.95             36.33%            $13,633.44      $  217.25
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,633.44
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,157.59

COLUMBIA LIFEGOAL INCOME PORTFOLIO -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.91%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.09%            $10,309.00      $  193.86
       2           10.25%            $11,025.00             6.28%            $10,627.55      $  199.94
       3           15.76%            $11,576.25             9.56%            $10,955.94      $  206.12
       4           21.55%            $12,155.06            12.94%            $11,294.48      $  212.49
       5           27.63%            $12,762.82            16.43%            $11,643.48      $  219.06
       6           34.01%            $13,400.96            20.03%            $12,003.26      $  225.83
       7           40.71%            $14,071.00            23.74%            $12,374.16      $  232.80
       8           47.75%            $14,774.55            27.57%            $12,756.62      $  240.00
       9           55.13%            $15,513.28            31.51%            $13,150.70      $  247.41
      10           62.89%            $16,288.95            35.57%            $13,557.06      $  255.06
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,557.06
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,232.67

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500 (1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard and Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT(R)

Where to find more information

You'll find more information about Columbia LifeGoal Income Portfolio in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Portfolio and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Portfolio and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Portfolio can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolio are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number: 811-09645
Columbia Funds Series Trust

PRO-36/91461-1005

COLUMBIA MANAGEMENT.

Prospectus
November 1, 2005

Fixed Income Sector Portfolios
Corporate Bond Portfolio
Mortgage- and Asset-Backed Portfolio
High Income Portfolio

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  May Lose Value
NOT FDIC-INSURED
                                No Bank Guarantee

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE FIXED INCOME SECTOR PORTFOLIOS. SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 37.

YOUR INVESTMENT IN THESE PORTFOLIOS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about the Fixed Income Sector Portfolios. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE PORTFOLIOS

Fixed Income Sector Portfolios focus on the potential to earn income by investing primarily in fixed income securities. The High Income Portfolio focuses on the potential to earn income by investing primarily in high yield debt securities, which are often referred to as "junk bonds."

Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of all fixed income securities and for high yield debt securities credit risk can have a significant impact because high yield debt securities are generally more sensitive to credit risk than other types of fixed income securities.

In every case, there's a risk that you'll lose money or that you may not earn as much as you expect.

You'll find a discussion of each Portfolio's investment objective, principal investment strategies and risks in the Portfolio descriptions that start on page 4.

FOR MORE INFORMATION

The Portfolios are only available through certain wrap fee programs, certain other managed accounts and certain registered investment companies, including those sponsored or managed by Bank of America and its affiliates.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolios
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 22.

--------------------------------------------------------------------------------


CORPORATE BOND PORTFOLIO                                         4
------------------------------------------------------------------
MORTGAGE- AND ASSET-BACKED PORTFOLIO                             9
------------------------------------------------------------------
HIGH INCOME PORTFOLIO                                           15
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     20
------------------------------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                                  22

About an investment in the Portfolios
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying and selling shares                                     24
  Distributions and taxes                                       28
  Legal matters                                                 30
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            31
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            34
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   37
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

CORPORATE BOND PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. BRIAN DRAINVILLE OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 22.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks to maximize total return consistent with investing at least
                   80% of its assets in a diversified portfolio of corporate bonds.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Portfolio will invest at least 80% of its assets in corporate debt securities (rated BBB or better) including foreign debt securities denominated in U.S. dollars and asset-backed securities.

Normally, the Portfolio's average dollar-weighted maturity will be between five and fifteen years and its duration will be between four and seven years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - manages risk by diversifying the Portfolio's investments among securities of many different issuers

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

The Portfolio may also invest in cash equivalents and other short duration investments.

The Portfolio may invest up to 20% of its assets in U.S. Treasury obligations or other U.S. government obligations, preferred stocks and convertible securities. The Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Corporate Bond Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Portfolio depends on the amount of income paid by the securities the Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Portfolio's asset-backed securities may also be affected by various factors, including changes in interest rates, default rates on the underlying assets, the availability of information concerning the assets represented by these securities, the structure of these securities, and the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - FOREIGN INVESTMENT RISK -- Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - CONVERTIBLE SECURITIES RISK -- The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Portfolio may accept the redemption, convert convertible security to common stock, or sell the convertible security to a third party.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

--------------------------------------------------------------------------------

MANY THINGS AFFECT THE PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio.
                   THE PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW
                   IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               6.81%    5.32%



              *Year-to-date return as of June 30, 2005: 2.58%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           4.15%
         WORST: 2ND QUARTER 2004:         -3.31%


--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Credit Index is an unmanaged index of investment grade securities and debentures. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         SHARES RETURNS BEFORE TAXES                               5.32%     7.30%



         SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS               3.50%     5.26%



         SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF
           FUND SHARES                                             3.42%     5.01%



         LEHMAN BROTHERS U.S. CREDIT INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)                 4.08%     6.76%

      *THE INCEPTION DATE OF THE PORTFOLIO SHARES IS AUGUST 30, 2002. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THIS TABLE REFLECTS THE FACT THAT NO FEES OR EXPENSES ARE CHARGED TO THE PORTFOLIO. PARTICIPANTS IN THE WRAP FEE PROGRAMS ELIGIBLE TO INVEST IN THE PORTFOLIO PAY AN ASSET-BASED FEE FOR INVESTMENT SERVICES, BROKERAGE SERVICES AND INVESTMENT CONSULTATION, WHICH FEE IS NEGOTIABLE. PLEASE READ THE WRAP PROGRAM DOCUMENTS FOR INFORMATION REGARDING FEES CHARGED.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE WRAP FEES PAID TO THE PROGRAM SPONSOR DISCUSSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT SIGN      WHAT IT COSTS TO INVEST IN THE PORTFOLIO
  GRAPHIC)         This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to shares of the Portfolio can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.00%



         Other expenses                                                 0.00%
                                                                       -----



         Total annual Portfolio operating expenses                      0.00%
                                                                       =====

      (1)The table shows the fees and expenses of the Portfolio as 0% because the Portfolio does not charge any fees or expenses. Participants in the wrap fee programs eligible to invest in the Portfolio are required to pay fees to the program sponsor and should review the wrap program disclosure document that is provided for a discussion of fees and expenses charged.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Shares of the Portfolio for the time periods indicated and then sell all of your Shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          $0       $0        $0         $0

MORTGAGE- AND ASSET-BACKED PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. RICHARD CUTTS OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 22.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks to maximize total return consistent with investing at least
                   80% of its assets in a diversified portfolio of mortgage- and other asset-backed securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances the Portfolio will invest at least 80% of its assets in mortgage-related securities or other asset-backed securities.
                   Mortgage-related securities may include U.S. government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.
                   Asset-backed securities may include bonds backed by automobile or credit card receivables, equipment leases, home equity loans, manufactured housing loans, stranded utility costs, collateralized debt obligations, and other types of consumer loan or lease receivables. All investments in mortgage-backed and other asset-backed securities will normally be rated investment grade by one or more nationally recognized statistical rating agencies. The portfolio manager may choose unrated securities it believes are of comparable quality at the time of investment.

The Portfolio may also invest up to 20% of its assets in U.S. Treasury obligations or other U.S. government obligations. Normally, the Portfolio's average dollar-weighted maturity will be between two and eight years and its duration will be between one and five years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets among mortgage-backed securities and asset-backed securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Portfolio's investments in securities of many different issuers

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

The Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Mortgage- and Asset-Backed Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Portfolio's asset-backed securities may also be affected by various factors, including changes in interest rates, default rates on the underlying assets, the availability of information concerning the assets represented by these securities, the structure of these securities, and the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Portfolio depends on the amount of income paid by the securities the Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge

        (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

--------------------------------------------------------------------------------

MANY THINGS AFFECT THE PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio.
                   THE PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW
                   IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               2.64%    4.55%



              *Year-to-date return as of June 30, 2005: 2.24%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2004:           2.54%
         WORST: 2ND QUARTER 2004:         -1.05%

--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Mortgage-Backed Securities Index. The Lehman Brothers Mortgage-Backed Securities Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         SHARES RETURNS BEFORE TAXES                               4.55%     4.01%



         SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS               3.08%     2.73%



         SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF
           FUND SHARES                                             2.93%     2.66%



         LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    4.70%     4.21%

      *THE INCEPTION DATE OF THE PORTFOLIO SHARES IS AUGUST 30, 2002. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THIS TABLE REFLECTS THE FACT THAT NO FEES OR EXPENSES ARE CHARGED TO THE PORTFOLIO. PARTICIPANTS IN THE WRAP FEE PROGRAMS ELIGIBLE TO INVEST IN THE PORTFOLIO PAY AN ASSET-BASED FEE FOR INVESTMENT SERVICES, BROKERAGE SERVICES AND INVESTMENT CONSULTATION, WHICH FEE IS NEGOTIABLE. PLEASE READ THE WRAP PROGRAM DOCUMENTS FOR INFORMATION REGARDING FEES CHARGED.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE WRAP FEES PAID TO THE PROGRAM SPONSOR DISCUSSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to shares of the Portfolio can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.00%



         Other expenses                                                 0.00%
                                                                       -----



         Total annual Portfolio operating expenses                      0.00%
                                                                       =====

      (1)The table shows the fees and expenses of the Portfolio as 0% because the Portfolio does not charge any fees or expenses. Participants in the wrap fee programs eligible to invest in the Portfolio are required to pay fees to the program sponsor and should review the wrap program disclosure document that is provided for a discussion of fees and expenses charged.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Shares of the Portfolio for the time periods indicated and then sell all of your Shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          $0       $0        $0         $0

HIGH INCOME PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. KEVIN CRONK AND THOMAS LAPOINTE OF THE ADVISER ARE THE PORTFOLIO MANAGERS THAT MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS ON PAGE 22.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks to maximize total return consistent with investing at least
                   80% of its assets in a diversified portfolio of high yield debt securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "Ba" or lower by Moody's
                   Investors Service, Inc. or "BB" or lower by Standard & Poor's Corporation. The portfolio manager may choose unrated securities if it believes they are of comparable quality at the time of investment. The Portfolio is not managed to a specific duration.

When selecting investments for the Portfolio, the portfolio manager:

  - uses fundamental credit analysis

  - emphasizes current income while attempting to minimize risk to principal

  - seeks to identify a catalyst for capital appreciation, such as an operational or financial restructuring

  - tries to manage risk by diversifying the Portfolio's investments across securities of many different issuers

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

The Portfolio may also invest in:

  - Domestic and foreign investment grade debt securities

  - U.S. Treasury obligations and agency securities

  - Total return swaps and interest rate swaps

  - Equity securities, which may include convertible securities and warrants

  - Cash equivalents and other short duration investments

The Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Portfolio may use futures, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         High Income Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - CREDIT RISK -- The types of securities in which the Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Portfolio depends on the amount of income paid by the securities the Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - LIQUIDITY RISK -- There is a risk that a security held by the Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      - FOREIGN INVESTMENT RISK -- Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

--------------------------------------------------------------------------------

MANY THINGS AFFECT THE PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

FOR INFORMATION ABOUT THE PERFORMANCE OF ANOTHER ACCOUNT MANAGED BY THE ADVISER, SEE HOW THE PORTFOLIOS ARE MANAGED.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio.
                   THE PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW
                   IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
              16.33%    9.04%



              *Year-to-date return as of June 30, 2005: 0.25%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           6.09%
         WORST: 2ND QUARTER 2004:          0.51%


--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the CSFB High Yield Index, an unmanaged index that mirrors the high yield debt market and the JP Morgan Global High Yield Index, an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market. Prior to August 1, 2005, the Portfolio compared its performance to the Citigroup All BB&B-Rated High Yield Market Index, an unmanaged index that includes U.S. dollar-denominated bonds rated B or BB. The Portfolio changed the index to which it compares its performance because the CSFB High Yield Index and JP Morgan Global High Yield Index are considered more appropriate comparisons. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         SHARES RETURNS BEFORE TAXES                              9.04%   11.65%



         SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS              4.80%    7.53%



         SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE
           OF FUND SHARES                                         6.19%    7.59%



         JP MORGAN GLOBAL HIGH YIELD INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)               11.55%   18.45%



         CSFB HIGH YIELD INDEX                                   11.95%   18.92%



         CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)   9.96%   17.58%

      *THE INCEPTION DATE OF THE PORTFOLIO SHARES IS AUGUST 30, 2002. THE
       RETURNS FOR THE INDICES SHOWN ARE FROM AUGUST 31, 2002.

--------------------------------------------------------------------------------

THIS TABLE REFLECTS THE FACT THAT NO FEES OR EXPENSES ARE CHARGED TO THE PORTFOLIO. PARTICIPANTS IN THE WRAP FEE PROGRAMS ELIGIBLE TO INVEST IN THE PORTFOLIO PAY AN ASSET-BASED FEE FOR INVESTMENT SERVICES, BROKERAGE SERVICES AND INVESTMENT CONSULTATION, WHICH FEE IS NEGOTIABLE. PLEASE READ THE WRAP PROGRAM DOCUMENTS FOR INFORMATION REGARDING FEES CHARGED.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE WRAP FEES PAID TO THE PROGRAM SPONSOR DISCUSSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to shares of the Portfolio can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.00%



         Other expenses                                                 0.00%
                                                                       -----



         Total annual Fund operating expenses                           0.00%
                                                                       =====

      (1)The table shows the fees and expenses of the Portfolio as 0% because the Portfolio does not charge any fees or expenses. Participants in the wrap fee programs eligible to invest in the Portfolio are required to pay fees to the program sponsor and should review the wrap program disclosure document that is provided for a discussion of fees and expenses charged.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Shares of the Portfolio for the time periods indicated and then sell all of your Shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          $0       $0        $0         $0

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Portfolio's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Portfolio can be changed without shareholder approval. Any Portfolio with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Portfolio may be changed only with shareholder approval.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Portfolios may invest in Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services. The Adviser may waive fees which it is entitled to receive from the Columbia Money Market Funds.

      - FOREIGN INVESTMENT RISK -- Portfolios that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Portfolio may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Portfolios, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid through the wrap fee programs and other managed accounts eligible to invest in the Portfolios for providing these services. Bank of America and its affiliates also may, at times, provide other services and be directly or indirectly compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios. Finally, Bank of America or its affiliates may serve as counterparties in transactions with the Portfolios where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolios' SAI and on the Columbia Funds' website. In addition, a complete list of each Portfolio's portfolio holdings for each calendar quarter will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 60 calendar days following each quarter-end and will remain posted on the website until the Portfolio files its next Form N-CSR or Form N-Q.

      - PORTFOLIO TURNOVER -- A Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Portfolio in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Portfolio may incur significant transaction costs that are in addition to the wrap fees paid to the program sponsor discussed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Portfolio's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Portfolio's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Portfolio's transaction costs are not.

How the Portfolios are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, LLC AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios, including the Portfolios described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which portfolio manager is responsible for making the day-to-day investment decisions for each Portfolio. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.

  PORTFOLIO                                       PORTFOLIO MANAGERS
  CORPORATE BOND PORTFOLIO                        BRIAN DRAINVILLE



  MORTGAGE- AND ASSET-BACKED PORTFOLIO            RICHARD CUTTS



  HIGH INCOME PORTFOLIO                           KEVIN CRONK, THOMAS LAPOINTE

The Adviser does not receive any fee for its investment advisory services. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Portfolios' annual report to shareholders for the fiscal year ended March 31.

  PORTFOLIO          LENGTH OF SERVICE                BUSINESS EXPERIENCE
  MANAGER            WITH PORTFOLIO                   DURING PAST FIVE YEARS
  KEVIN CRONK        HIGH INCOME PORTFOLIO SINCE      COLUMBIA MANAGEMENT--
                     OCTOBER 2004                     PORTFOLIO MANAGER SINCE 1999



  RICHARD CUTTS      MORTGAGE AND ASSET-BACKED        COLUMBIA MANAGEMENT--
                     PORTFOLIO SINCE OCTOBER 2004     PORTFOLIO MANAGER SINCE 2004



  BRIAN              CORPORATE BOND PORTFOLIO         COLUMBIA MANAGEMENT--
  DRAINVILLE         SINCE MARCH 2005                 PORTFOLIO MANAGER SINCE 1996



  THOMAS LAPOINTE    HIGH INCOME PORTFOLIO SINCE      COLUMBIA MANAGEMENT--
                     OCTOBER 2004                     PORTFOLIO MANAGER SINCE 2004

INVESTMENT SUB-ADVISERS

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Portfolios' annual report to shareholders for the fiscal year ended March 31.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Portfolios have applied for relief from the SEC to permit the Portfolios to act on many of the Adviser's recommendations with approval only by the Board and not by Portfolio shareholders. The Adviser or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------

The Portfolios are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Portfolios for distribution-related activities or other services they provide. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Portfolios, including, for example, presenting Portfolios on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Portfolio shares or allocate or invest client assets among different investment options.


In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Portfolios' transfer agent. The Portfolios also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Portfolios and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Portfolios, and is responsible for overseeing the administrative operations of the Portfolios. Columbia Management Advisors, LLC does not receive any fee for its services.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT AN INVESTMENT IN THE PORTFOLIOS
--------------------------------------------------------------------------------

Buying and selling shares
(BUYING AND SELLING SHARES GRAPHIC)

This prospectus offers Shares of the Portfolios. Here are some general rules about the Shares:

  - Shares are available only through certain wrap fee programs, certain other managed accounts and certain registered investment companies, including those sponsored or managed by Bank of America and certain of its affiliates.

  - There are no sales charges for buying or selling these Shares.

You'll find more information about buying and selling Shares on the pages that follow.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Portfolio's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolios are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolios to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios may be more susceptible to these negative effects of market timing. For example, Portfolios that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Portfolios that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Portfolio that are deemed material by Columbia Funds in any 28-day period, Columbia Funds' will generally reject the shareholder's future purchase orders involving any Nations Fund. In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account involving the same or any other Nations Fund. In any event, Columbia Funds also retains the right to reject any order to buy shares as discussed in the section BUYING AND SELLING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Portfolio are not affected by any of these limits. For these purposes, a "round trip" is a purchase by any means into a Portfolio followed by a redemption, of any amount, by any means out of the same Portfolio. For these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase and redemption orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Portfolio which may result in certain shareholders being able to market time a Portfolio while the shareholders in that Portfolio bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Portfolio's Shares -- or its net asset value per share. We calculate net asset value per Share for each class of each Portfolio at the end of each business day. First, we calculate the net asset value for each class of a Portfolio by determining the value of the Portfolio's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of Shares that investors are holding in the class.

VALUING SECURITIES IN A PORTFOLIO

The value of a Portfolio's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Portfolio. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Portfolios may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Portfolio's share price is calculated. Foreign exchanges typically close before the time as of which Portfolio shares prices are calculated, and may be closed altogether on some days a Portfolio is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Portfolio shares. However, when a Portfolio uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Portfolios that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Portfolio could change on days when Portfolio shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange Shares are processed on business days. Orders received in good order before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange Shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.


--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying Shares:

        - Investors buy Shares at net asset value per Share.

        - Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling Shares:

        - We normally send the sale proceeds by Fedwire within three business days after receiving a redemption order.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay an investor in securities or other property when the investor sells Shares.

        - We can delay payment of the sale proceeds for up to seven days.

Distributions and taxes
(DISTRIBUTIONS AND TAXES GRAPHIC)

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all Shares and is called a distribution.

All of the Portfolios distribute any net realized capital gain at least once a year. The Portfolios normally declare and pay distributions of net investment income monthly. The Portfolios may, however, declare and pay distributions of net investment income more frequently.

Any distribution an investor receives is based on the number of Shares held on the record date, which is usually the day the distribution is declared (daily distribution Portfolios) or the day before the distribution is declared (all other Portfolios). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Portfolios), trade date (all other Portfolios) or realized capital gain from the trade date of the purchase up to and including the day before the Shares are sold.

Each time a distribution is made, the net asset value per Share is reduced by the amount of the distribution.

We'll generally pay distributions in cash. Distributions of $10 or less will automatically be reinvested in additional Portfolio shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Portfolio.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If an investor sells all of their Shares, we'll normally pay any distribution that applies to those Shares in cash within five business days after the sale was made.

If an investor buys Portfolio Shares shortly before the Portfolio makes a distribution, the investor will, in effect, receive part of their purchase back in the distribution, which is subject to tax. Similarly, if an investor buys Shares of a Portfolio that holds securities with unrealized capital gain, they will, in effect, receive part of their purchase back if and when the Portfolio sells those securities and distributes the realized gain. This distribution is also subject to tax. The Portfolios have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIO. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Portfolio's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Portfolio's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges. Also, if you're an individual Portfolio shareholder, your distributions attributable to dividends received by the Portfolio from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met by you for your Portfolio shares and the Portfolio for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable when paid, whether they are paid in cash or automatically reinvested in additional Shares of the Portfolio. Following the end of each year, we'll send a notice that tells an investor how much they've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If an investor invests in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest each Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to an investor (including amounts paid in securities and exchanges) if:

  - the investor hasn't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and hasn't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on the investor's account is incorrect according to its records

  - the IRS informs us that the investor is otherwise subject to backup withholding

The IRS may also impose penalties against investors if they don't give us a correct TIN.

Amounts we withhold are applied to an investor's federal income tax liability. An investor may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Redemptions (including redemptions paid in securities) and exchanges of Portfolio Shares usually will result in a taxable capital gain or loss to the investor, depending on the amount the investor receives for their Shares (or are deemed to receive in the case of exchanges) and the amount the investor paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held Portfolio Shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" (now, the Advisor)) and BACAP Distributors, LLC (which has subsequently merged into the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust (now known as Columbia Funds Series Trust), the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 6, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a "motion to dismiss" that is pending. Discovery has recently been initiated. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolios share. The total investment return line indicates how much an investment in the Portfolios would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Columbia Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

CORPORATE BOND PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                 YEAR ENDED            YEAR ENDED           PERIOD ENDED
                                                  03/31/05              03/31/04             03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $10.58                $10.33                $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.48                  0.46                  0.41
  Net realized and unrealized gain/(loss)
    on investments                                 (0.36)                 0.33                  0.27
  Net increase/(decrease) in net assets
    resulting from investment operations            0.12                  0.79                  0.68
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.48)                (0.47)                (0.26)
  Distributions from net realized gains            (0.03)                (0.07)                (0.09)
  Total dividends and distributions                (0.51)                (0.54)                (0.35)
  Net asset value, end of period                   $10.19                $10.58                $10.33
  TOTAL RETURN++                                   1.25%                 7.83%                 6.99%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $52,698               $61,193               $14,772
  Ratio of net investment income/(loss) to
    average net assets                             4.69%                 4.40%                 4.33%+
  Portfolio turnover rate                           39%                   126%                  183%

* Corporate Bond Portfolio commenced operations on August 30, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

MORTGAGE- AND ASSET-BACKED
PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                 YEAR ENDED            YEAR ENDED           PERIOD ENDED
                                                  03/31/05              03/31/04             03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $10.19                $10.15                $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.26                  0.22                  0.17
  Net realized and unrealized gain/(loss)
    on investments                                 (0.01)                 0.13                  0.14
  Net increase/(decrease) in net assets
    resulting from investment operations            0.25                  0.35                  0.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.26)                (0.22)                (0.10)
  Distributions from net realized gains            (0.17)                (0.09)                (0.06)
  Total dividends and distributions                (0.43)                (0.31)                (0.16)
  Net asset value, end of period                   $10.01                $10.19                $10.15
  TOTAL RETURN++                                   2.57%                 3.53%                 3.08%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $78,216               $86,411                $9,205
  Ratio of net investment income/(loss) to
    average net assets                             2.61%                 2.26%                 1.82%+
  Portfolio turnover rate                           765%                  941%                  688%

* Mortgage- and Asset-Backed Portfolio commenced operations on August 30, 2002. + Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

HIGH INCOME PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                 YEAR ENDED            YEAR ENDED           PERIOD ENDED
                                                  03/31/05              03/31/04             03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $10.41                $10.24                $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.63                  0.71                  0.32
  Net realized and unrealized gain/(loss)
    on investments                                 (0.20)                 0.73                  0.27
  Net increase/(decrease) in net assets
    resulting from investment operations            0.43                  1.44                  0.59
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.75)                (0.86)                (0.34)
  Distributions from net realized gains            (0.49)                (0.41)                (0.01)
  Total dividends and distributions                (1.24)                (1.27)                (0.35)
  Net asset value, end of period                   $9.60                 $10.41                $10.24
  TOTAL RETURN++                                   4.54%                 14.72%                6.02%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $6,791                $7,683               $12,643
  Ratio of net investment income/(loss) to
    average net assets                             6.40%                 6.86%                 5.64%+
  Portfolio turnover rate                           165%                  211%                  84%

* High Income Portfolio commenced operations on August 30, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Portfolio, including investment advisory fees and other Portfolio costs, on the Portfolios' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Portfolios assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Portfolio, which is the same as that stated in the Annual Portfolio Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

CORPORATE BOND PORTFOLIO

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              5.00%            $10,500.00       $0.00
       2           10.25%            $11,025.00             10.25%            $11,025.00       $0.00
       3           15.76%            $11,576.25             15.76%            $11,576.25       $0.00
       4           21.55%            $12,155.06             21.55%            $12,155.06       $0.00
       5           27.63%            $12,762.82             27.63%            $12,762.82       $0.00
       6           34.01%            $13,400.96             34.01%            $13,400.96       $0.00
       7           40.71%            $14,071.00             40.71%            $14,071.00       $0.00
       8           47.75%            $14,774.55             47.75%            $14,774.55       $0.00
       9           55.13%            $15,513.28             55.13%            $15,513.28       $0.00
      10           62.89%            $16,288.95             62.89%            $16,288.95       $0.00
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 6,288.95
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                            $0.00

HIGH INCOME PORTFOLIO

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              5.00%            $10,500.00       $0.00
       2           10.25%            $11,025.00             10.25%            $11,025.00       $0.00
       3           15.76%            $11,576.25             15.76%            $11,576.25       $0.00
       4           21.55%            $12,155.06             21.55%            $12,155.06       $0.00
       5           27.63%            $12,762.82             27.63%            $12,762.82       $0.00
       6           34.01%            $13,400.96             34.01%            $13,400.96       $0.00
       7           40.71%            $14,071.00             40.71%            $14,071.00       $0.00
       8           47.75%            $14,774.55             47.75%            $14,774.55       $0.00
       9           55.13%            $15,513.28             55.13%            $15,513.28       $0.00
      10           62.89%            $16,288.95             62.89%            $16,288.95       $0.00
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 6,288.95
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                            $0.00

MORTGAGE- AND ASSET-BACKED PORTFOLIO

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              5.00%            $10,500.00       $0.00
       2           10.25%            $11,025.00             10.25%            $11,025.00       $0.00
       3           15.76%            $11,576.25             15.76%            $11,576.25       $0.00
       4           21.55%            $12,155.06             21.55%            $12,155.06       $0.00
       5           27.63%            $12,762.82             27.63%            $12,762.82       $0.00
       6           34.01%            $13,400.96             34.01%            $13,400.96       $0.00
       7           40.71%            $14,071.00             40.71%            $14,071.00       $0.00
       8           47.75%            $14,774.55             47.75%            $14,774.55       $0.00
       9           55.13%            $15,513.28             55.13%            $15,513.28       $0.00
      10           62.89%            $16,288.95             62.89%            $16,288.95       $0.00
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 6,288.95
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                            $0.00

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL MORTGAGE-BACKED SECURITIES -- securities that reflect an interest in and are secured by mortgage loans on commercial real estate.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principle place of business, the source of its revenues or other factors.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

JP MORGAN GLOBAL HIGH YIELD INDEX -- an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS U.S. CREDIT INDEX -- an unmanaged index of publicly issued investment grade corporate, securities and dollar-denominated SEC registered global debentures. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT.


Where to find more information

You'll find more information about the Portfolios in the following documents:


ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Portfolios and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting us:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolio's are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number: 811-09645
Columbia Funds Series Trust

PRO-36/91622-1005

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT(R)






                   -------------------------------------------------------------

                       Index Funds

                       Prospectus -- Class A Shares

                       November 1, 2005

                   -------------------------------------------------------------



                       Columbia Large Cap Index Fund
                       (formerly, Nations LargeCap Index Fund)
                       Columbia Large Cap Enhanced Core Fund
                       (formerly, Nations LargeCap Enhanced Core Fund) Columbia Mid Cap Index Fund
                       (formerly, Nations MidCap Index Fund)
                       Columbia Small Cap Index Fund
                       (formerly, Nations SmallCap Index Fund)









                       THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

                       ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

     -----------------------------------------
                         |  May Lose Value
      NOT FDIC-INSURED   |
                         |  No Bank Guarantee
     -----------------------------------------

--------------------------------------------------------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 50.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Funds Index Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

The Index Funds focus on long-term growth. Except for Columbia Large Cap Enhanced Core Fund, they all seek to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in the equity securities that are included in the index. While maintaining the characteristics of the index, Columbia Large Cap Enhanced Core Fund varies the number, type and weighting of its holdings from those of the index to try to provide higher returns.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. There's always the risk that you'll lose money, or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Index Funds may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 26.

--------------------------------------------------------------------------------


COLUMBIA LARGE CAP INDEX FUND                                    4
------------------------------------------------------------------
COLUMBIA LARGE CAP ENHANCED CORE FUND                            9
------------------------------------------------------------------
COLUMBIA MID CAP INDEX FUND                                     14
------------------------------------------------------------------
COLUMBIA SMALL CAP INDEX FUND                                   19
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     24
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       26

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         29
     How orders are processed                                   33
  How selling and servicing agents are paid                     37
  Distributions and taxes                                       39
  Legal matters                                                 41
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            42
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            47
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   50
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA LARGE CAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 26.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P 500 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P 500 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500 Index. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500 Index, subject to certain restrictions.

The Fund tries to achieve a correlation of at least 0.95 with the S&P 500 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 Index is affected by transaction costs and other expenses, changes in the composition of the S&P 500 Index, changes in the number of shares issued by the companies represented in the S&P 500 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Large Cap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P 500, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500. The value of the Fund will rise and fall with the performance of the S&P 500.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               22.22%   32.04%   28.06%   20.34%   -9.60%   -12.45%  -22.57%  27.98%   10.45%



               *Year-to-date return as of June 30, 2005: -0.99%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           21.12%
         WORST: 3RD QUARTER 2002:         -17.41%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES            10.45%   -2.83%      9.49%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 9.87%   -3.16%      8.73%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         6.79%   -2.57%      7.96%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                     10.88%   -2.30%     10.13%

      *THE INCEPTION DATE OF CLASS A SHARES IS OCTOBER 10, 1995. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                               Class A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.20%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.05%
                                                                          -------



         Total annual Fund operating expenses                            0.50%



         Fee waivers and/or reimbursements                              (0.11)%
                                                                          -------



         Total net expenses(3)                                           0.39%
                                                                          =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $40      $149      $269       $618

COLUMBIA LARGE CAP ENHANCED CORE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 26.

WHAT IS AN ENHANCED CORE FUND?

AN ENHANCED CORE FUND IS DESIGNED TO DELIVER THE INDUSTRY AND RISK CHARACTERISTICS OF ITS BENCHMARK WITH THE BENEFITS OF RELATIVELY LOW COSTS AND ACTIVE INVESTMENT MANAGEMENT.

WITH AN ENHANCED CORE FUND, THE PORTFOLIO MANAGER MAY TAKE ADVANTAGE OF INDIVIDUAL ASSET SELECTION FROM A VARIETY OF INSTRUMENTS THAT ARE EXPECTED TO GENERATE RETURNS IN EXCESS OF THE S&P 500 INDEX.

THERE IS NO ASSURANCE THAT ACTIVE MANAGEMENT WILL RESULT IN A HIGHER RETURN THAN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the S&P 500 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio consisting of common stocks that are included in the S&P 500 Index, convertible securities that are convertible into stocks included in that index, and other derivatives whose economic returns are, by design, closely equivalent to the returns of the S&P 500 Index or its components. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The portfolio manager tries to maintain a portfolio that matches the risk characteristics of the S&P 500 Index. The portfolio manager will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 Index and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index and may hold securities that are not in the index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Fund, the portfolio manager uses quantitative analysis to evaluate the attractiveness of each potential investment. The portfolio manager may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the S&P 500 Index and/or reducing portfolio volatility relative to the S&P 500 Index.

In addition, the portfolio manager believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.

The portfolio manager tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

The portfolio manager may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.

The portfolio manager may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the portfolio manager:

  - may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The portfolio manager will only use this strategy when it is believed to be in the best interest of the Fund to do so and may sell other shares when appropriate

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Large Cap Enhanced Core Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio manager chooses stocks that it believes have the potential for higher total returns than the S&P 500 Index. There is a risk that the returns of these investments will not exceed those of the S&P 500 Index, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               33.19%   26.33%   17.41%   -11.14%  -9.56%   -21.86%  29.43%   10.23%



               *Year-to-date return as of June 30, 2005: 0.34%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           20.91%
         WORST: 3RD QUARTER 2002:         -17.77%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES             10.23%   -2.17%     9.03%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  7.96%   -3.82%     7.67%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          7.07%   -2.43%     7.37%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      10.88%   -2.30%     9.57%

      *THE INCEPTION DATE OF CLASS A SHARES IS JULY 31, 1996. THE RETURN FOR THE
       INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                               Class A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.52%



         Distribution (12b-1) and shareholder servicing fees              0.25%



         Other expenses                                                   0.13%
                                                                         ------



                                                                          0.90%
         Total annual Fund operating expenses



         Fee waivers and/or reimbursements                              (0.15)%
                                                                         ------



         Total net expenses(3)                                            0.75%
                                                                         ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.
      (2)The Fund pays an investment advisory fee of 0.35% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.35% for assets up to $500 million; 0.30% for assets in excess of $500 million and up to $1 billion; 0.25% for assets in excess of $1 billion and up to $1.5 billion; 0.20% for assets in excess of $1.5 billion and up to $3 billion; 0.18% for assets in excess of $3 billion and up to $6 billion; and 0.16% in excess of $6 billion.
      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.
      This example assumes:
        - you invest $10,000 in Class A shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
        - you reinvest all dividends and distributions in the Fund
        - your investment has a 5% return each year
        - the Fund's operating expenses remain the same as shown in the table above
        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples
      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $77      $272      $484      $1,094

COLUMBIA MID CAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 26.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P MidCap 400 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P MidCap 400 Index. The S&P MidCap 400
                   Index is an unmanaged index of 400 domestic stocks chosen for their market size, liquidity and industry representation. The index is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P MidCap 400 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400 Index.

The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 Index may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400 Index, changes in the number of shares issued by the companies represented in the S&P MidCap 400 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the portfolio manager believes the stock is not liquid enough, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Mid Cap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400 Index. The value of the Fund will rise and fall with the performance of the S&P MidCap 400 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
               -1.21%   -15.18%  34.79%   15.96%



               *Year-to-date return as of June 30, 2005: 3.81%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2001:           17.83%
         WORST: 3RD QUARTER 2002:         -16.73%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P MidCap 400 Index, an unmanaged index of 400 common stocks, weighted by market value. The S&P MidCap 400 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                      15.96%    8.09%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS      15.18%    6.87%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                    10.87%    6.40%



         S&P MIDCAP 400 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                     16.48%    8.74%

      *THE INCEPTION DATE OF CLASS A SHARES IS MAY 31, 2000. THE RETURN FOR THE
       INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                               Class A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.20%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.05%
                                                                          -------



         Total annual Fund operating expenses                            0.50%



         Fee waivers and/or reimbursements                              (0.11)%
                                                                          -------



         Total net expenses(3)                                           0.39%
                                                                          =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $40      $149      $269       $618

COLUMBIA SMALL CAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 26.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P SmallCap 600 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P SmallCap 600 Index. The S&P SmallCap
                   600 Index is an unmanaged market capitalization index consisting of 600 common stocks with market capitalizations ranging from $500 million to $3 billion that capture the economic and industry characteristics of small company stock performance. It is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P SmallCap 600 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600 Index.

The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 Index is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600 Index, changes in the number of shares issued by the companies represented in the S&P SmallCap 600 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Columbia Small Cap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600 Index. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO MAY 12, 2000, THE FUND HAD A DIFFERENT INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               27.50%   -1.89%    5.27%    9.20%    5.66%   -15.37%  37.94%   22.08%



               *Year-to-date return as of June 30, 2005: 1.59%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2001:           20.49%
         WORST: 3RD QUARTER 1998:         -20.89%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                        1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES            22.08%   10.46%    10.29%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                20.97%   10.07%     9.83%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        15.11%    8.96%     8.86%



         S&P SMALLCAP 600 INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)      22.65%   11.60%    11.86%

      *THE INCEPTION DATE OF CLASS A SHARES IS OCTOBER 15, 1996. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                               Class A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.20%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.06%
                                                                          -------



         Total annual Fund operating expenses                            0.51%



         Fee waivers and/or reimbursements                              (0.05)%
                                                                          -------



         Total net expenses(3)                                           0.46%
                                                                          =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $47      $159      $280       $636

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end, and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, LLC AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Columbia Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Portfolio. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.

  FUND                                    PORTFOLIO MANAGERS
  COLUMBIA LARGE CAP INDEX FUND           VIKRAM KURIYAN



  COLUMBIA LARGE CAP ENHANCED CORE FUND   VIKRAM KURIYAN



  COLUMBIA MID CAP INDEX FUND             VIKRAM KURIYAN



  COLUMBIA SMALL CAP INDEX FUND           VIKRAM KURIYAN

                                                    BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND  DURING PAST FIVE YEARS
  VIKRAM KURIYAN       COLUMBIA LARGE CAP INDEX     COLUMBIA MANAGEMENT --
                       FUND SINCE JANUARY 2000      PORTFOLIO MANAGER SINCE 2000
                       COLUMBIA LARGE CAP ENHANCED
                       CORE FUND SINCE FEBRUARY
                       2005
                       COLUMBIA MID CAP INDEX FUND
                       SINCE JANUARY 2000
                       COLUMBIA SMALL CAP INDEX
                       FUND SINCE JANUARY 2000

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.
The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                           MAXIMUM     ACTUAL FEE
                                                           ADVISORY     PAID LAST
                                                             FEE       FISCAL YEAR
  COLUMBIA LARGE CAP INDEX FUND                             0.10%         0.10%



  COLUMBIA LARGE CAP ENHANCED CORE FUND                     0.35%(1)      0.38%



  COLUMBIA MID CAP INDEX FUND                               0.10%         0.10%



  COLUMBIA SMALL CAP INDEX FUND                             0.10%(1)      0.13%

(1)This fee is the current maximum contract level, which has been reduced from the contract level that was in effect during a portion of the last fiscal year.

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;


  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or


  - materially change a sub-advisory agreement with a sub-adviser.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. the Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Columbia Management Advisors, LLC a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:

  COLUMBIA LARGE CAP INDEX FUND, COLUMBIA MID CAP INDEX FUND
    AND COLUMBIA SMALL CAP INDEX FUND                           0.10%



  COLUMBIA LARGE CAP ENHANCED CORE FUND                         0.17%


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING COLUMBIA FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent. You don't pay any sales charges when you buy, sell or exchange Class A shares of the Index Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. The Funds also offer another class of shares, with different features and expense levels, which you may be eligible to buy. Specifically, the Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.


SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.
>

                        Ways to buy, sell
                           or exchange        How much you can buy, sell or exchange            Other things to know
                       -------------------    --------------------------------------    -------------------------------------
Buying shares          In a lump sum          minimum initial investment:               There is no limit to the amount you
                                              - $1,000 for regular accounts             can invest in Class A shares.
                                              - $25 for traditional and Roth IRAs,
                                              and Coverdell Education Savings
                                                Accounts
                                              - no minimum for certain fee-based
                                                accounts and certain retirement plan
                                                accounts like 401(k) plans and SEP
                                                accounts, but other restrictions
                                                apply
                                              minimum additional investment:
                                              - $25 for traditional and Roth IRAs,
                                              and Coverdell Education Savings
                                                Accounts
                                              - $50 for all other accounts

                       Using our              minimum initial investment:               You can buy shares any day of the
                       Systematic             - $50                                     month on a monthly, quarterly or
                       Investment Plan        minimum additional investment:            semi- annual schedule.
                                              - $50

Selling shares         In a lump sum          - shares sold by telephone are limited    A Fund will generally send proceeds
                                              to $100,000 in a 30-day period            from the sale to you within seven
                                              - other restrictions may apply to         days (usually on the next business
                                                withdrawals from retirement plan        day after your request is received in
                                                accounts                                "good form"). However, if you
                                                                                        purchased your shares by check, a
                                                                                        Fund may delay sending the proceeds
                                                                                        from the sale of your shares for up
                                                                                        to 15 days after your purchase to
                                                                                        protect against checks that are
                                                                                        returned.

                       Using our Automatic    - no minimum per withdrawal               Your account balance must be at least
                       Withdrawal Plan        - $5,000 requirement waived for           $5,000 to set up the plan. You can
                                              certain fee based accounts                make withdrawals any day of the month
                                                                                        on a monthly, quarterly or
                                                                                        semi-annual basis. We'll send your
                                                                                        money by check or deposit it directly
                                                                                        to your bank account.

Exchanging shares      In a lump sum          - new account minimums apply to           You can generally exchange Class A
                                                exchanges                               shares of an Index Fund for Class A
                                                                                        shares of any other Index Fund
                                                                                        distributed by the Distributor. Some
                                                                                        exceptions apply. There may be an
                                                                                        additional sales charge if exchanging
                                                                                        from a Money Market Fund. Redemption
                                                                                        fees may apply.

                       Using our Automatic    - minimum $100 per exchange               You can make exchanges any day of the
                       Exchange Feature                                                 month.

>

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth Individual Retirement Accounts (IRAs), and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other manager accounts or 401(k) plans, simplified employee pension plans
          (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to $100,000 of shares by telephone in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.
        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

        - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

        - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

        - We'll send you a check or deposit the money directly to your bank account.

        - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can generally exchange Class A shares of a Fund for Class A shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

>How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12b-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12b-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES RELATED TO SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under a distribution and shareholder servicing plan.

The Distributor and selling and servicing agents may receive a maximum combined annual distribution (12b-1) and shareholder servicing fee of 0.25% for selling shares and providing services to investors.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sale's charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plan continues. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Fund

  - an amount of up to 1.00% of the net asset value per share on all sales of Class A shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Columbia Funds' transfer agent. The Columbia Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare and pay distributions of net investment income annually. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(k) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" (now, the Advisor)) and BACAP Distributors, LLC (which has subsequently merged into the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust (now known as Columbia Funds Series Trust), the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 6, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a "motion to dismiss" that is pending. Discovery has recently been initiated. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Columbia Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

COLUMBIA LARGE CAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $21.65               $16.27               $21.98               $22.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 0.37###               0.24                 0.20                 0.18
  Net realized and unrealized gain/(loss)
    on investments                               1.01                 5.37                (5.75)               (0.26)
  Net increase/(decrease) in net asset
    value from operations                        1.38                 5.61                (5.55)               (0.08)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.36)               (0.23)               (0.16)               (0.18)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.36)               (0.23)               (0.16)               (0.18)
  Net asset value, end of year                  $22.67               $21.65               $16.27               $21.98
  TOTAL RETURN++                                 6.33%               34.50%              (25.28)%              (0.30)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $37,088              $33,188              $23,660              $33,238
  Ratio of operating expenses to average
    net assets(a)                                0.39%              0.51%(d)             0.60%(c)             0.60%(c)
  Ratio of net investment income/(loss)
    to average net assets                        1.67%                1.23%                1.14%                0.80%
  Portfolio turnover rate                         4%                   1%                   6%                   7%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.53%(b)             0.75%(e)               0.94%                0.93%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $28.76
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.17
  Net realized and unrealized gain/(loss)
    on investments                               (6.52)
  Net increase/(decrease) in net asset
    value from operations                        (6.35)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.17)
  Distributions from net realized gains           --##
  Total dividends and distributions              (0.17)
  Net asset value, end of year                   $22.24
  TOTAL RETURN++                                (22.18)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $27,417
  Ratio of operating expenses to average
    net assets(a)                               0.60%(c)
  Ratio of net investment income/(loss)
    to average net assets                         0.63%
  Portfolio turnover rate                          8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.93%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
### Net investment income per share reflects a special dividend which amounted to $0.07 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.50% for Class A shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.72% for Class A shares.

COLUMBIA LARGE CAP ENHANCED CORE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $13.56                $9.98               $13.99               $14.89
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 0.17###               0.11                 0.10                 0.09
  Net realized and unrealized gain/(loss)
    on investments                               0.66                 3.59                (3.51)                0.39
  Net increase/(decrease) in net asset
    value from operations                        0.83                 3.70                (3.41)                0.48
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.21)               (0.12)               (0.06)               (0.09)
  Distributions from net realized gains         (0.77)                 --                 (0.54)               (1.29)
  Total dividends and distributions             (0.98)               (0.12)               (0.60)               (1.38)
  Net asset value, end of year                  $13.41               $13.56                $9.98               $13.99
  TOTAL RETURN++                                 6.59%               37.08%              (25.24)%               2.55%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $17,653              $18,734              $15,663              $25,420
  Ratio of operating expenses to average
    net assets(a)                                0.75%             0.75%(c)(d)           0.75%(c)             0.75%(c)
  Ratio of net investment income/(loss)
    to average net assets                        1.27%                0.98%                1.01%                0.64%
  Portfolio turnover rate                        218%                 307%                 366%                 345%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.00%(b)             1.01%(e)               1.05%                1.00%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.04
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.08
  Net realized and unrealized gain/(loss)
    on investments                               (4.47)
  Net increase/(decrease) in net asset
    value from operations                        (4.39)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.07)
  Distributions from net realized gains          (2.69)
  Total dividends and distributions              (2.76)
  Net asset value, end of year                   $14.89
  TOTAL RETURN++                                (21.75)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $32,402
  Ratio of operating expenses to average
    net assets(a)                               0.75%(c)
  Ratio of net investment income/(loss)
    to average net assets                         0.42%
  Portfolio turnover rate                          97%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.95%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
### Net investment income per share reflects a special dividend which amounted to $0.04 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.97% for Class A shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.98% for Class A shares.

COLUMBIA MID CAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
  CLASS A SHARES                              03/31/05#          03/31/04#          03/31/03#          03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $10.26             $6.96              $9.33              $8.41
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.10               0.06               0.05               0.05
  Net realized and unrealized gain/(loss)
    on investments                               0.91               3.30              (2.26)              1.46
  Net increase/(decrease) in net asset
    value from operations                        1.01               3.36              (2.21)              1.51
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.08)             (0.06)             (0.04)             (0.04)
  Distributions from net realized gains         (0.27)              --**              (0.12)             (0.55)
  Total dividends and distributions             (0.35)             (0.06)             (0.16)             (0.59)
  Net asset value, end of period                $10.92             $10.26             $6.96              $9.33
  TOTAL RETURN++                                10.03%             48.31%            (23.98)%            17.99%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $9,606             $7,385             $2,189             $1,123
  Ratio of operating expenses to average
    net assets                                 0.39%(b)        0.50%(a)(b)(d)        0.60%(a)           0.60%(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                     0.39%(b)         0.50%(a)(d)          0.60%(a)           0.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                       0.96%              0.70%              0.59%              0.57%
  Portfolio turnover rate                        18%                 9%                15%                16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.53%(c)         0.75%(a)(e)          0.95%(a)           0.97%(a)

                                              PERIOD ENDED
  CLASS A SHARES                               03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.55
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.05
  Net realized and unrealized gain/(loss)
    on investments                               (0.24)
  Net increase/(decrease) in net asset
    value from operations                        (0.19)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.06)
  Distributions from net realized gains          (0.89)
  Total dividends and distributions              (0.95)
  Net asset value, end of period                 $8.41
  TOTAL RETURN++                                (2.84)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $215
  Ratio of operating expenses to average
    net assets                                 0.60%+(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                     0.60%+(a)
  Ratio of net investment income/(loss)
    to average net assets                        0.57%+
  Portfolio turnover rate                         69%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.00%+(a)

* Columbia Mid Cap Index Fund Class A shares commenced operations on May 31,
2000.
** Amount represents less than $0.01 per share.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.50% for Class A shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.72% for Class A shares.

COLUMBIA SMALL CAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $17.88               $11.57               $15.60               $13.22
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.12                 0.05                 0.03                 0.03
  Net realized and unrealized gain/(loss)
    on investments                               2.03                 6.39                (3.99)                2.72
  Net increase/(decrease) in net asset
    value from operations                        2.15                 6.44                (3.96)                2.75
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.10)               (0.08)               (0.01)               (0.04)
  Distributions from net realized gains         (0.77)               (0.05)               (0.06)               (0.33)
  Total dividends and distributions             (0.87)               (0.13)               (0.07)               (0.37)
  Net asset value, end of year                  $19.16               $17.88               $11.57               $15.60
  TOTAL RETURN++                                12.58%               55.73%              (25.46)%              20.97%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $14,337              $12,534              $7,814               $8,724
  Ratio of operating expenses to average
    net assets(a)                                0.46%              0.56%(d)               0.65%                0.65%
  Ratio of operating expenses including
    interest expense to average net
    assets(a)                                  0.46%(b)            0.56%(b)(d)             0.65%                0.65%
  Ratio of net investment income/(loss)
    to average net assets                        0.64%                0.32%                0.26%                0.21%
  Portfolio turnover rate                         16%                  16%                  26%                  18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.57%(c)             0.78%(e)               1.01%                1.01%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $13.52
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.04
  Net realized and unrealized gain/(loss)
    on investments                               (0.32)
  Net increase/(decrease) in net asset
    value from operations                        (0.28)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.02)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.02)
  Net asset value, end of year                   $13.22
  TOTAL RETURN++                                 (2.06)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $6,517
  Ratio of operating expenses to average
    net assets(a)                                 0.66%
  Ratio of operating expenses including
    interest expense to average net
    assets(a)                                     0.66%
  Ratio of net investment income/(loss)
    to average net assets                         0.31%
  Portfolio turnover rate                          65%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.04%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.54% for Class A shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.76% for Class A shares.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

COLUMBIA LARGE CAP INDEX FUND -- CLASS A SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.39%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.61%             $10,461.00        $ 39.90
       2           10.25%             $11,025.00              9.43%             $10,943.25        $ 41.74
       3           15.76%             $11,576.25             14.48%             $11,447.74        $ 43.66
       4           21.55%             $12,155.06             19.75%             $11,975.48        $ 45.68
       5           27.63%             $12,762.82             25.28%             $12,527.55        $ 47.78
       6           34.01%             $13,400.96             31.05%             $13,105.07        $ 49.98
       7           40.71%             $14,071.00             37.09%             $13,709.21        $ 52.29
       8           47.75%             $14,774.55             43.41%             $14,341.20        $ 54.70
       9           55.13%             $15,513.28             50.02%             $15,002.33        $ 57.22
      10           62.89%             $16,288.95             56.94%             $15,693.94        $ 59.86
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 5,693.94
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $492.80

COLUMBIA LARGE CAP ENHANCED CORE FUND -- CLASS A SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.75%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.25%             $10,425.00        $ 76.59
       2           10.25%             $11,025.00              8.68%             $10,868.06        $ 79.85
       3           15.76%             $11,576.25             13.30%             $11,329.96        $ 83.24
       4           21.55%             $12,155.06             18.11%             $11,811.48        $ 86.78
       5           27.63%             $12,762.82             23.13%             $12,313.47        $ 90.47
       6           34.01%             $13,400.96             28.37%             $12,836.79        $ 94.31
       7           40.71%             $14,071.00             33.82%             $13,382.35        $ 98.32
       8           47.75%             $14,774.55             39.51%             $13,951.10        $102.50
       9           55.13%             $15,513.28             45.44%             $14,544.02        $106.86
      10           62.89%             $16,288.95             51.62%             $15,162.14        $111.40
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 5,162.14
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $930.32

COLUMBIA MID CAP INDEX FUND -- CLASS A SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.39%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.61%            $10,461.00      $ 39.90
       2           10.25%            $11,025.00             9.43%            $10,943.25      $ 41.74
       3           15.76%            $11,576.25            14.48%            $11,447.74      $ 43.66
       4           21.55%            $12,155.06            19.75%            $11,975.48      $ 45.68
       5           27.63%            $12,762.82            25.28%            $12,527.55      $ 47.78
       6           34.01%            $13,400.96            31.05%            $13,105.07      $ 49.98
       7           40.71%            $14,071.00            37.09%            $13,709.21      $ 52.29
       8           47.75%            $14,774.55            43.41%            $14,341.20      $ 54.70
       9           55.13%            $15,513.28            50.02%            $15,002.33      $ 57.22
      10           62.89%            $16,288.95            56.94%            $15,693.94      $ 59.86
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,693.94
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $492.80

COLUMBIA SMALL CAP INDEX FUND -- CLASS A SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.46%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.54%            $10,454.00      $ 47.04
       2           10.25%            $11,025.00              9.29%            $10,928.61      $ 49.18
       3           15.76%            $11,576.25             14.25%            $11,424.77      $ 51.41
       4           21.55%            $12,155.06             19.43%            $11,943.46      $ 53.75
       5           27.63%            $12,762.82             24.86%            $12,485.69      $ 56.19
       6           34.01%            $13,400.96             30.53%            $13,052.54      $ 58.74
       7           40.71%            $14,071.00             36.45%            $13,645.12      $ 61.40
       8           47.75%            $14,774.55             42.65%            $14,264.61      $ 64.19
       9           55.13%            $15,513.28             49.12%            $14,912.23      $ 67.11
      10           62.89%            $16,288.95             55.89%            $15,589.24      $ 70.15
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,589.24
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $579.17

>

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400(1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500", "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT(R)



WHERE TO FIND MORE INFORMATION

You'll find more information about Columbia Funds Index Funds in the following documents:




You'll find more information about Columbia Funds Index Funds in the following documents:


ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

Information about the Funds can be reviewed and copied at the SEC's
Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM



--------------------------------------------------------------------------------

     SEC file number: 811-09645
     Columbia Funds Series Trust

     PRO-36/91534-1005

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT(R)


                                    Index Fund

                                    Prospectus -- Class B Shares
                                    November 1, 2005




                                    Columbia Large Cap Index Fund
                                    (formerly, Nations LargeCap Index Fund)










                                    THE SECURITIES AND EXCHANGE COMMISSION (SEC)
                                    HAS NOT APPROVED OR DISAPPROVED THESE
                                    SECURITIES OR DETERMINED IF THIS PROSPECTUS
                                    IS TRUTHFUL OR COMPLETE.

                                    ANY REPRESENTATION TO THE CONTRARY IS A
                                    CRIMINAL OFFENSE.




                  MAY LOSE VALUE
NOT FDIC-INSURED
                  NO BANK GUARANTEE

AN OVERVIEW OF THE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 36.

YOUR INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUND.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia Large Cap Index Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUND

Columbia Large Cap Index Fund focuses on long-term growth. It seeks to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in the equity securities that are included in the index.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. There's always the risk that you'll lose money, or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUND FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Columbia Large Cap Index Fund may be suitable for you if:

  - you have longer-term investment goals

  - it's part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of the Fund's investment objective, principal investment strategies and risks in the Fund description that starts on page 4.

FOR MORE INFORMATION

If you have any questions about the Fund, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Fund
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO THE FUND. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 12.

--------------------------------------------------------------------------------


COLUMBIA LARGE CAP INDEX FUND                                    4
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     10
------------------------------------------------------------------
HOW THE FUND IS MANAGED                                         12

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         19
     How orders are processed                                   23
  How selling and servicing agents are paid                     29
  Distributions and taxes                                       31
  Legal matters                                                 33
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            34
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   36
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA LARGE CAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THE FUND'S ADVISER. VIKRAM KURIYAN IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 12.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P 500 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P 500 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500 Index. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500 Index, subject to certain restrictions.

The Fund tries to achieve a correlation of at least 0.95 with the S&P 500 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 Index is affected by transaction costs and other expenses, changes in the composition of the S&P 500 Index, changes in the number of shares issued by the companies represented in the S&P 500 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------



(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         SUBJECT TO THE LIMITED EXCEPTION DISCUSSED BELOW, THE FUND IS NO LONGER
                   ACCEPTING NEW INVESTMENTS FROM PROSPECTIVE INVESTORS IN CLASS B SHARES. SHARES
                   OF THE FUND CURRENTLY MAY ONLY BE PURCHASED BY CURRENT SHAREHOLDERS.
                   Columbia Large Cap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P 500, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500. The value of the Fund will rise and fall with the performance of the S&P 500.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               37.02%   22.63%   32.70%   28.39%   20.66%   -9.37%   -12.20%  -22.39%  28.28%   10.73%



               *Year-to-date return as of June 30, 2005: 0.86%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           21.13%
         WORST: 3RD QUARTER 2002:         -17.37%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                               1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES   10.73%   -2.58%     11.72%    10.73%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                    10.06%   -2.99%     10.85%     9.80%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               6.98%   -2.41%      9.96%     9.01%



         S&P 500 INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                              10.88%   -2.30%     12.07%    11.11%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 15, 1993. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class B shares can be found in the Section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION preceding TERMS USED IN THIS PROSPECTUS.

         SHAREHOLDER FEES                                               Class B
         (Fees paid directly from your investment)                       shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                            5.00%(1)



         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)



         Management fees(3)                                              0.20%



         Distribution (12b-1) and shareholder servicing fees             1.00%



         Other expenses                                                  0.05%
                                                                          -------



         Total annual Fund operating expenses                            1.25%



         Fee waivers and expense reimbursements                         (0.11)%
                                                                          -------



         Total net expenses(4)                                           1.14%

      (1)This charge decreases over time. Please see ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class B shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $616     $686      $876      $1,293

      If you bought Class B shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $116     $386      $676      $1,293

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about the Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of the Fund can be changed without shareholder approval. The Fund's 80% Policy may be changed without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of the Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        The Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Fund may hold investments that aren't part of its principal investment strategies. Please refer to the SAI for more information. The portfolio manager can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Fund.

      - INVESTING DEFENSIVELY -- The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- The Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Fund, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Fund. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end, and shall remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Fund generally buys securities for capital appreciation, investment income, or both, and doesn't engage in short-term trading. The Fund's portfolio turnover rate is not expected to exceed 10%.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- The Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee table. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Fund is managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, LLC AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Columbia Funds Family, including the Fund described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you about the portfolio manager that is responsible for making the day-to-day investment decisions for the Fund. The professional biography of the portfolio manager follows the table. The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

  FUND                            PORTFOLIO MANAGER
  NATIONS LARGECAP INDEX INCOME   VIKRAM KURIYAN
  FUND

                       LENGTH OF SERVICE
  PORTFOLIO MANAGER        WITH FUND        BUSINESS EXPERIENCE DURING PAST FIVE YEARS
  VIKRAM KURIYAN       SINCE JANUARY 2000   COLUMBIA MANAGEMENT - PORTFOLIO MANAGER
                                            SINCE 2000

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for the Fund until July 31, 2006. You'll find a discussion of the waiver and/or reimbursement in the Fund description. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The following chart shows the maximum advisory fee the Adviser can receive, along with the actual advisory fee the Adviser and/or an affiliate received during the Fund's last fiscal year after waivers and/or reimbursements.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                           MAXIMUM     ACTUAL FEE
                                                           ADVISORY     PAID LAST
                                                             FEE       FISCAL YEAR
  COLUMBIA LARGE CAP INDEX FUND                             0.10%         0.10%

INVESTMENT SUB-ADVISER

Columbia Funds and the Adviser may engage one or more investment sub-advisers for the Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that the Fund:

  - change, add or terminate one or more sub-advisers;


  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or


  - materially change a sub-advisory agreement with a sub-adviser.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Fund have applied for relief from the SEC to permit the Fund to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or the Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS


The Fund is distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Fund, and is responsible for overseeing the administrative operations of the Fund. The Fund pays Columbia Management Advisors LLC a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund and is paid monthly, as follows:

  COLUMBIA LARGE CAP INDEX FUND                                 0.10%


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

About Class B shares
[B SHARES GRAPHIC]

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING COLUMBIA FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT CLASS B SHARES, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


There is one class of shares of the Fund offered by this prospectus. The class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below identifies the charges and fees and other features of the share class.

                                                                     CLASS B
                                                                     SHARES
  MAXIMUM AMOUNT YOU CAN BUY                                         $50,000



  MAXIMUM FRONT-END SALES CHARGE                                      NONE



  MAXIMUM DEFERRED SALES CHARGE                                     5.00%(1)



                                                                      0.75%
                                                                  DISTRIBUTION
                                                                 (12B-1) FEE AND
  MAXIMUM ANNUAL DISTRIBUTION AND SHAREHOLDER SERVICING FEES    0.25% SERVICE FEE



  CONVERSION FEATURE                                                   YES

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class B shares have limits on how much you can invest. When you buy Class B shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Class B shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for another class of shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B shares. You should also consider the conversion feature for Class B shares, which is described below.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $50,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT EXCEED THE $50,000 MAXIMUM, AND COLUMBIA FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



[B SHARES GRAPHIC] ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia Funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                       YOU'LL PAY A CDSC OF:
         --------------------------------------------------------------------------------------
                                           SHARES YOU
                                             BOUGHT            SHARES YOU BOUGHT BETWEEN
                                             AFTER              8/1/1998 AND 11/15/1998
                                           11/15/1998          IN THE FOLLOWING AMOUNTS:
                                           ----------   ---------------------------------------
                                                                        $250,000 -   $500,000 -
                                                        $0 - $249,999    $499,999     $999,999
         THE FIRST YEAR YOU OWN THEM          5.0%          5.0%           3.0%         2.0%



         THE SECOND YEAR YOU OWN THEM         4.0%          4.0%           2.0%         1.0%



         THE THIRD YEAR YOU OWN THEM          3.0%          3.0%           1.0%         NONE



         THE FOURTH YEAR YOU OWN THEM         3.0%          3.0%           NONE         NONE



         THE FIFTH YEAR YOU OWN THEM          2.0%          2.0%           NONE         NONE



         THE SIXTH YEAR YOU OWN THEM          1.0%          1.0%           NONE         NONE



         AFTER SIX YEARS OF OWNING THEM       NONE          NONE           NONE         NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares generally convert automatically to Class A shares according to the following schedule:

                                                                WILL CONVERT TO
                                                                CLASS A SHARES
         CLASS B SHARES YOU BOUGHT                        AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                  EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998



           $0 - $249,999                                          NINE YEARS



           $250,000 - $499,999                                     SIX YEARS



           $500,000 - $999,999                                    FIVE YEARS



         BEFORE AUGUST 1, 1997                                    NINE YEARS

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15(th) day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Columbia Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING COLUMBIA FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a waived or reduced CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and at www.columbiafunds.com and may also be discussed in the SAI. Please contact your investment professional or contact Columbia Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

      CONTINGENT DEFERRED SALES CHARGES



      You won't pay a CDSC on the following transactions:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - The sole shareholder on an individual account

        - A joint tenant where the surviving joint tenant is the deceased's spouse

        - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - The disability must arise after the purchase of shares and

        - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability, and

        - A letter from a physician must be signed under penalty of perjury stating the nature of the disability

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - The grantor of the trust is the sole trustee and the sole life beneficiary

        - Death occurs following the purchase and

        - The trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Fund through your selling agent. You don't pay any sales charges when you buy, sell or exchange Class B shares of Columbia Large Cap Index Fund.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. The Fund also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, the Fund offers Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class B shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.


SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Fund is not intended as a vehicle for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund to implement their market timing strategies. Columbia

Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of the Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase the Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish the Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of the Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                You can invest up to $100,000 in Class
                                         - $1,000 for regular accounts              B shares.
                                         - $25 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - no minimum for certain fee-based
                                           accounts and certain retirement plan
                                           accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $25 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50

Selling shares    In a lump sum          - shares sold by telephone are limited     A Fund will generally send proceeds
                                         to $100,000 in a 30-day period             from the sale to you within seven days
                                         - other restrictions may apply to          (usually on the next business day after
                                           withdrawals from retirement plan         your request is received in "good
                                           accounts                                 form"). However, if you purchased your
                                                                                    shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 15 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                         fee based accounts                         withdrawals twice a month, monthly,
                                                                                    quarterly, bi-annually or annually.
                                                                                    We'll send your money by check or
                                                                                    deposit it directly to your bank
                                                                                    account.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class B
  shares                                   exchanges                                shares for Class B shares of any other
                                                                                    Nations Fund distributed by the
                                                                                    Distributor. Some exceptions apply.
                                                                                    There may be an additional sales charge
                                                                                    if exchanging from a Money Market Fund.
                                                                                    Redemption fees may apply.

                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of the Fund at the end of each business day. First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN THE FUND

The value of the Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which the Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class B shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth Individual Retirement Accounts (IRAs), and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other manager accounts or 401(k) plans, simplified employee pension plans
          (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN

You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

--------------------------------------------------------------------------------






 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to $100,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

        - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

        - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

        - We'll send you a check or deposit the money directly to your bank account.

        - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES         EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of the Fund to buy shares of another Columbia Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can generally exchange Class B shares of a Fund for Class B shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class B shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12b-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12b-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES RELATED TO SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The Distributor and selling and servicing agents may receive a maximum annual distribution (12b-1) fee of 0.75% and a maximum annual shareholder servicing fee of 0.25% for selling shares and providing services to investors.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Fund pays these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Fund

  - an amount of up to 1.00% of the net asset value per share on all sales of Class B shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Fund, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Fund for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Fund, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Fund, including, for example, presenting the Fund on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Columbia Funds' transfer agent. The Columbia Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Fund and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Fund won't have to pay any federal income tax. When the Fund makes this kind of a payment, it's split among all shares and is called a distribution.

The Fund distributes any net realized capital gain at least once a year. The Fund normally declares and pays distributions of net investment income annually. The Fund may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of the Fund and it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Fund has built up, or has the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(k) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" (now, the Advisor)) and BACAP Distributors, LLC (which has subsequently merged into the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust (now known as Columbia Funds Series Trust), the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 6, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a "motion to dismiss" that is pending. Discovery has recently been initiated. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following page provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class B shares of the Fund assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The chart also assumes that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

COLUMBIA LARGE CAP INDEX FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.14%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.88%            $10,386.00      $  116.20
       2           10.25%            $11,025.00              7.87%            $10,786.90      $  120.69
       3           15.76%            $11,576,25             12.03%            $11,203.27      $  125.34
       4           21.55%            $12,155.06             16.36%            $11,635.72      $  130.18
       5           27.63%            $12,762.82             20.85%            $12,084.86      $  135.21
       6           34.01%            $13,400.96             25.51%            $12,551.33      $  140.43
       7           40.71%            $14,071.00             30.36%            $13,035.82      $  145.85
       8           47.75%            $14,774.55             35.39%            $13,539.00      $  151.48
       9           55.13%            $15,513.28             41.63%            $14,163.15      $   54.02
      10           62.89%            $16,288.95             48.16%            $14,816.07      $   56.51
  TOTAL GAIN BEFORE FEES &
    EXPENSES                          $6,288.95
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                   $4,816.07
  TOTAL ANNUAL FEES & EXPENSES
    PAID                                                                                      $1,175.90

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities, investment grade corporate bonds and asset-, mortgage-, and commercial mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400(1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500", "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

COLUMBIA MANAGEMENT(R)




Where to find more information

You'll find more information about Columbia Large Cap Index Fund in the following documents:




ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611


By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081


On the Internet:
WWW.COLUMBIAFUNDS.COM


Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




SEC file number: 811-09645
Columbia Funds Series Trust


PRO-36/91462-1005